       As filed with the Securities and Exchange Commission on February 28, 2002

                                                 Securities Act File No. 33-4806
                                        Investment Company Act File No. 811-4636

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|

                         PRE-EFFECTIVE AMENDMENT NO.                        | |

                         POST-EFFECTIVE AMENDMENT NO. 57                    |X|

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|

                                Amendment No. 58                            |X|

                                 The Galaxy Fund
               (Exact Name of Registrant as Specified in Charter)
                               4400 Computer Drive
                      Westborough, Massachusetts 01581-5108
                    (Address of Principal Executive Offices)
                         Registrant's Telephone Number:
                                 (877) 289-4252

                                W. Bruce McConnel
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     (Name and Address of Agent for Service)

                                    Copy to:
                        William Greilich, Vice President
                                    PFPC Inc.
                               4400 Computer Drive
                      Westborough, Massachusetts 01581-5108

It is proposed that this filing will become effective (check appropriate box):


         [X] Immediately upon filing pursuant to paragraph (b)

         [ ] On [date] pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)

         [ ] On [date] pursuant to paragraph (a)(1)

         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] On [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Title of Securities Being Registered: Shares of Beneficial Interest.

[GRAPHIC]

GALAXY EQUITY FUNDS
THE GALAXY FUND

                                   PROSPECTUS
                                   February 28, 2002

                                   GALAXY ASSET ALLOCATION FUND

                                   GALAXY EQUITY INCOME FUND

                                   GALAXY GROWTH AND INCOME FUND

                                   GALAXY STRATEGIC EQUITY FUND

                                   GALAXY EQUITY VALUE FUND

                                   GALAXY EQUITY GROWTH FUND

                                   GALAXY GROWTH FUND II

                                   GALAXY INTERNATIONAL EQUITY FUND

                                   GALAXY PAN ASIA FUND

                                   GALAXY SMALL CAP VALUE FUND

                                   GALAXY SMALL COMPANY EQUITY FUND

                                   GALAXY LARGE CAP VALUE FUND

                                   GALAXY LARGE CAP GROWTH FUND

                                   RETAIL A SHARES AND RETAIL B SHARES

                                   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                                                             [LOGO] GALAXY FUNDS

                                        CONTENTS

                                    1    RISK/RETURN SUMMARY

                                    1    Introduction

                                    2    Galaxy Asset Allocation Fund
                                    8    Galaxy Equity Income Fund
                                   12    Galaxy Growth and Income Fund
                                   16    Galaxy Strategic Equity Fund
                                   20    Galaxy Equity Value Fund
                                   25    Galaxy Equity Growth Fund
                                   30    Galaxy Growth Fund II
                                   35    Galaxy International Equity Fund
                                   40    Galaxy Pan Asia Fund
                                   46    Galaxy Small Cap Value Fund
                                   51    Galaxy Small Company Equity Fund
                                   56    Galaxy Large Cap Value Fund
                                   61    Galaxy Large Cap Growth Fund
                                   65    Additional information about risk
                                   66    Investor guidelines

                                   67    FUND MANAGEMENT

                                   69    HOW TO INVEST IN THE FUNDS

                                   69    How sales charges work
                                   72    Buying, selling and exchanging shares
                                   72      HOW TO BUY SHARES
                                   74      HOW TO SELL SHARES
                                   74      HOW TO EXCHANGE SHARES
                                   75      OTHER TRANSACTION POLICIES

                                   76    DIVIDENDS, DISTRIBUTIONS AND TAXES

                                   78    GALAXY INVESTOR PROGRAMS

                                   78    Retirement plans
                                   78    Other programs

                                   79    HOW TO REACH GALAXY

                                   80    FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY
INTRODUCTION

THIS PROSPECTUS describes the Galaxy Equity Funds. Each Fund invests primarily or to a significant degree in equity securities, such as common stock, preferred stock and securities that are convertible into common stock.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

- the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

- the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?
Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you.

Equity funds are generally best suited to investors seeking growth of their investment over time and who are prepared to accept the risks associated with equity securities. Equity funds have the potential for higher returns than other funds, such as bond funds or money market funds, but also carry more risk.

Different equity funds have different levels of risk. They have varying objectives and investment styles, and some are considered more aggressive than others. Generally, a fund's objective and the types of investments it makes can help you gauge its level of risk. On page 66, you'll find a table that gives a general overview of the risk spectrum of the Galaxy Equity Funds.

THE FUNDS' INVESTMENT ADVISER
Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

GALAXY ASSET ALLOCATION FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of the Fund's assets.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund aims to provide income that is higher than the average income provided by stocks included in popular stock market indices. The Adviser interprets "popular stock market indices" to mean the Dow Jones Industrial Average of 30 major companies and the Standard & Poor's 500 Composite Stock Price Index (commonly referred to as the S&P 500). Due to the Fund's expenses, however, net income paid to you may be less than the average income provided by these indices. The Fund also seeks long-term growth in the value of its assets. The Adviser attempts to achieve these goals and reduce risk by allocating the Fund's assets among short-term debt securities, common stocks, preferred stocks and bonds.

The Fund seeks a mix of stocks and bonds that will produce both income and long-term capital growth. This mix will change from time to time as a result of economic and market conditions. However, the Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

Debt securities purchased by the Fund will be of investment grade quality, which means that they will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

In selecting portfolio securities for the Fund, the Adviser's investment policy committee develops an economic outlook and sets guidelines for the industries and sectors in which the Fund should invest. In selecting equity securities, the Adviser favors stocks with long-term growth potential that are expected to outperform their peers over time. The Adviser also forecasts the direction and degree of change in long-term interest rates to help in the selection of fixed income securities.

The Fund will sell a security when, as a result of changes in the economy, the Adviser determines it is appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests a significant amount of its assets in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[SIDENOTE]
CURRENT INCOME

Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The value of fixed income investments such as bonds are affected by movements in interest rates. Bond prices tend to fall when interest rates rise and to rise when interest rates fall.

- CREDIT RISK - The value of fixed income investments also depends on the ability of an issuer to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its securities will decline. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain fixed income investments held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- PORTFOLIO COMPOSITION - The level of risk could increase if a larger percentage of the Fund is invested in one particular asset class, such as stocks or bonds. However, asset allocation funds are generally less volatile than portfolios that contain only stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

           1992         6.58%
           1993         8.08%
           1994        -2.47%
           1995        30.29%
           1996        15.11%
           1997        19.76%
           1998        17.73%
           1999         7.24%
           2000         1.81%
           2001        -8.31%

[SIDENOTE]

BEST QUARTER
11.74%
for the quarter ending
December 31, 1998

WORST QUARTER
-8.19%
for the quarter ending
September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     SINCE
                                  1 YEAR    5 YEARS  10 YEARS    INCEPTION
--------------------------------------------------------------------------------------------
Retail A Shares
Before Taxes(1)                  -13.58%     5.87%     8.41%         8.40%    (12/30/91)
Retail A Shares After Taxes
on Distributions(1)              -14.18%     4.27%     6.98%         6.98%    (12/30/91)
Retail A Shares After Taxes
on Distributions and Sale
of Fund Shares(1)                 -8.28%     4.26%     6.46%         6.45%    (12/30/91)
Retail B Shares(2)               -13.45%     5.92%        -          7.12%    (3/4/96)
S&P 500
(reflects no deduction           -11.88%    10.70%    12.93%        12.93%    (since 12/31/91)
for fees, expenses or taxes)                                        12.21%    (since 2/29/96)

DJIA
(reflects no deduction for        -7.10%     9.22%    12.20%        12.20%    (since 12/31/91)
fees, expenses or taxes)                                            10.88%    (since 2/29/96)

----------
(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

The Dow Jones Industrial Average (DJIA) is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                         MAXIMUM SALES CHARGE (LOAD)        MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                  ON PURCHASES SHOWN       SHOWN AS A % OF THE OFFERING PRICE OR
                        AS A % OF THE OFFERING PRICE               SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------
Retail A Shares                   5.75%(1)                                    None(2)
Retail B Shares                     None                                     5.00%(3)
Retail B Shares                     None                                     5.50%(4)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                        DISTRIBUTION                    TOTAL FUND
                        MANAGEMENT      AND SERVICE     OTHER           OPERATING
                        FEES            (12b-1) FEES    EXPENSES        EXPENSES
----------------------------------------------------------------------------------
Retail A Shares         0.75%(5)         None            0.59%          1.34%(5)
Retail B Shares         0.75%(5)         0.95%(6)        0.32%          2.02%(5)

----------
(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) This amount applies to Retail B Shares acquired in the reorganization of The Pillar Funds into Galaxy if you sell your shares in the first year after purchase of the Pillar Fund Class B Shares held prior to the reorganization and gradually declines to 1% in the sixth year after purchase. Your Retail B Shares will automatically convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares held prior to the reorganization. See "How to invest in the Funds - How sales charges work."
(5) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.74%. Total Fund operating expenses after this waiver are expected to be 1.33% for Retail A Shares and 2.01% for Retail B Shares. This fee waiver may be revised or discontinued at any time.
(6) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- if you acquired your Retail B Shares in connection with the reorganization of The Pillar Funds into Galaxy, your Retail B Shares convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares you held prior to the reorganization

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                         1 YEAR     3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------
Retail A Shares            $704        $975       $1,267       $2,095
Retail B Shares(1)         $705        $934       $1,288       $2,013
Retail B Shares(2)         $705      $1,034       $1,388       $2,173
Retail B Shares(3)         $755      $1,034       $1,288       $2,173

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------
Retail B Shares(1)       $205        $634       $1,088       $2,013
Retail B Shares(2)       $205        $634       $1,088       $2,173
Retail B Shares(3)       $205        $634       $1,088       $2,173

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.
(3) Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy.


[SIDENOTE]

PORTFOLIO MANAGERS
The Fund's portfolio managers are Donald Jones, a Vice President of the Adviser, and David Lindsay, CFA, a Senior Vice President of the Adviser. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones has managed the equity portion of the Fund's portfolio, including determining the allocation of the Fund's assets between equities and fixed income investments, since May of 1995. He has been with the Adviser and its predecessors since 1977. Mr. Lindsay has managed the fixed income portion of the Fund since January of 1997. He has been with the Adviser and its predecessors since 1986.

GALAXY EQUITY INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income and capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 75% of its total assets in a diversified portfolio of income-producing (dividend-paying) equity securities, primarily common stocks. The Adviser looks for investments that offer dividends, prospects for dividend growth and capital appreciation. However, the Fund's portfolio may include securities that offer only growth potential or only income potential.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

Retail A Shares of the Fund were first issued during the fiscal year ending October 31, 1992. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund, which are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

           1992         7.43%
           1993         8.05%
           1994         0.75%
           1995        32.96%
           1996        16.53%
           1997        25.51%
           1998        15.63%
           1999         4.36%
           2000         6.01%
           2001        -8.03%

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                  SINCE
                                        1 YEAR      5 YEARS      10 YEARS     INCEPTION
----------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)         -13.34%        6.84%         9.69%       10.73%   (12/14/90)
Retail A Shares After Taxes
on Distributions(1)                     -14.46%        4.07%         7.33%        8.42%   (12/14/90)
Retail A Shares After Taxes
on Distributions and Sale of
Fund Shares(1)                           -7.43%        5.21%         7.48%        8.42%   (12/14/90)
Retail B Shares(2)                      -13.12%          -             -          1.03%   (11/1/98)
S&P 500
(reflects no deduction                  -11.88%       10.70%        12.93%       14.58%   (since 11/30/90)
for fees, expenses or taxes)                                                      2.68%   (since 10/31/98)

----------
(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.


[SIDENOTE]

BEST QUARTER
13.31%
for the quarter ending
June 30, 1997

WORST QUARTER
-8.41%
for the quarter ending
September 30, 1998

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                     MAXIMUM SALES CHARGE (LOAD)          MAXIMUM DEFERED SALES CHARGE (LOAD)
                              ON PURCHESES SHOWN        SHOWS AS A % OF THE OFFERING PRICE OR
                    AS A % OF THE OFFERING PRICE                SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------
Retail A Shares                 5.75%(1)                                 None(2)
Retail B Shares                  None                                   5.00%(3)
Retail B Shares                  None                                   5.50%(4)


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                        DISTRIBUTION                    TOTAL FUND
                        MANAGEMENT      AND SERVICE     OTHER           OPERATING
                        FEES            (12b-1) FEES    EXPENSES        EXPENSES
----------------------------------------------------------------------------------
Retail A Shares         0.75%             None           0.59%           1.34%
Retail B Shares         0.75%            0.95%(5)        0.38%           2.08%

----------
(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) This amount applies to Retail B Shares acquired in the reorganization of The Pillar Funds into Galaxy if you sell your shares in the first year after purchase of the Pillar Fund Class B Shares held prior to the reorganization and gradually declines to 1% in the sixth year after purchase. Your Retail B Shares will automatically convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares held prior to the reorganization. See "How to invest in the Funds - How sales charges work."

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- if you acquired your Retail B Shares in connection with the reorganization of The Pillar Funds into Galaxy, your Retail B Shares convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares you held prior to the reorganization

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR     3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                           $704        $975       $1,267       $2,095
Retail B Shares(1)                                        $711        $952       $1,319       $2,048
Retail B Shares(2)                                        $711      $1,052       $1,419       $2,221
Retail B Shares(3)                                        $761      $1,052       $1,319       $2,221

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

-----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $211        $652       $1,119       $2,048
Retail B Shares(2)                                        $211        $652       $1,119       $2,221
Retail B Shares(3)                                        $211        $652       $1,119       $2,221

----------
(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.
(3) Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy

[SIDENOTE]
PORTFOLIO MANAGER
The Fund's portfolio manager is J. Edward Klisiewicz, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz has been the Fund's portfolio manager since it began operations in 1990. He has been with the Adviser and its predecessors since 1970.

GALAXY GROWTH AND INCOME FUND
THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.


THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in the common stocks of U.S. companies with large market capitalizations (generally over $2 billion) that the Adviser believes offer above-average growth and dividends. The Adviser focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company. The Adviser also seeks a current yield greater than that of the S&P 500, although not all Fund investments will pay dividends.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on December 14, 1992 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, of the Fund. The returns for periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.

[SIDENOTE]
MARKET CAPITALIZATION

A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

GALAXY GROWTH AND INCOME FUND

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

           1994         4.83%
           1995        29.34%
           1996        19.85%
           1997        29.19%
           1998        15.71%
           1999         6.86%
           2000         3.65%
           2001        -5.95%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                             SINCE
                                                          1 YEAR           5 YEARS       INCEPTION
-------------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                           -11.34%            7.97%          11.53% (2/12/93)
Retail A Shares After Taxes on Distributions(1)           -11.92%            5.91%           9.09% (2/12/93)
Retail A Shares After Taxes on Distributions
and Sale of Fund Shares(1)                                 -6.38%            6.15%           8.79% (2/12/93)
Retail B Shares(2)                                        -11.18%            8.03%           9.33% (3/4/96)
S&P 500                                                   -11.88%           10.70%          13.56% (since 1/31/93)
(reflects no deduction for fees, expenses or taxes)                                         12.21% (since 2/29/96)


(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

[SIDENOTE]

BEST QUARTER
20.66%
for the quarter ending
December 31, 1998

WORST QUARTER
-13.68%
for the quarter ending
September 30, 2001

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                   None(2)
Retail B Shares                                                 None                                  5.00%(3)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                           0.75%(4)              None          0.61%         1.36%(4)
Retail B Shares                           0.75%(4)          0.95%(5)          0.35%         2.05%(4)

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.73%. Total Fund operating expenses after this waiver are expected to be 1.34% for Retail A Shares and 2.03% for Retail B Shares. This fee waiver may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                          1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------
Retail A Shares             $706        $981     $1,277      $2,116
Retail B Shares(1)          $708        $943     $1,303      $2,040
Retail B Shares(2)          $708      $1,043     $1,403      $2,202

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

-------------------------------------------------------------------
Retail B Shares(1)          $208        $643     $1,103      $2,040
Retail B Shares(2)          $208        $643     $1,103      $2,202

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Gregory M. Miller, a Vice President of the Adviser. He's been primarily responsible for the day-to-day management of the Fund's investment portfolio since July 1998. Before that, Mr. Miller assisted his predecessor in managing the Fund for seven years. He joined the Adviser in 1985.

GALAXY STRATEGIC EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in U.S. equity securities, primarily common stock and securities that can be converted into common stock. The Fund's "Value Driven Growth" investment process emphasizes securities believed to have the potential for the best one- to two-year returns. These securities are generally selected from a universe of large and medium-sized companies representative of the S&P 500, although the universe of stocks monitored by the Adviser is not limited to stocks of companies included in the S&P 500. The Fund may invest up to 20% of its total assets in foreign equity securities.

In selecting individual stocks, the Adviser looks at the current price, projected earnings growth, and historical valuations to derive an estimate of return potential. The Fund may give emphasis to growth stocks, value stocks or particular industries, depending upon the Adviser's assessment of a stock's return potential relative to its price in the broader market.

The Fund will sell a portfolio security when, as a result of a decline in the security's return potential relative to that of other securities, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

VALUE STOCKS AND GROWTH STOCKS

Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios. Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

           1999         0.05%
           2000        22.22%
           2001         8.00%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                          SINCE
                                                                          1 YEAR        INCEPTION
----------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                                            1.83%     6.61% (3/4/98)
----------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions(1)                            0.93%     4.71% (3/4/98)
----------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions and Sale of Fund Shares(1)    1.64%     4.43% (3/4/98)
----------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                                         2.08%     6.77% (3/4/98)
----------------------------------------------------------------------------------------------------------
S&P 500 (reflects no deduction for fees, expenses or taxes)              -11.88%     3.72% (since 2/28/98)
----------------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

[SIDENOTE]

BEST QUARTER
16.96%
for the quarter ending
December 31, 2001

WORST QUARTER
-14.57%
for the quarter ending
September 30, 2001

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, The American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN   SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE           SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                         None(2)
------------------------------------------------------------------------------------------------------------
Retail B Shares                                                 None                        5.00%(3)
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%             None           0.75%            1.50%
----------------------------------------------------------------------------------------------------
Retail B Shares                              0.75%          0.95%(4)          0.56%            2.26%
----------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Fund may pay Distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $719       $1,022      $1,346       $2,263
----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $729       $1,006      $1,410       $2,229
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $729       $1,106      $1,510       $2,404
----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:


----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $229         $706      $1,210       $2,229
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $229         $706      $1,210      $2,404
----------------------------------------------------------------------------------------------------

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Scott L. Davis, CFA, a Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Davis has been with the Adviser and its predecessors since 1985 and has been the Fund's portfolio manager since November 1, 2001.

GALAXY EQUITY VALUE FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in equity securities, mainly common stocks, that the Adviser believes are undervalued. The Fund invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The Adviser uses proprietary computer models to compare share price and company value, both compared to the market and over time. This helps the Adviser to identify out-of-favor, undervalued securities (often called value stocks) which may subsequently increase in value. These models focus on fundamental aspects such as earnings and dividend growth, reinvestment of returns and the ability of companies to finance their own growth. The models also take into account factors such as how easily the stocks may be traded. The Adviser then reviews the results and looks for risks that may account for a stock's low price. It evaluates factors the computer models can't measure, such as the quality of a company's management and the impact of technological change. Stocks which pass all tests are eligible to be included in the Fund's portfolio. Fund holdings are frequently reviewed and are sold automatically when the computer models show they are overvalued.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

VALUE STOCKS

Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1991. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]


     1992     8.21%
     1993    14.75%
     1994     3.51%
     1995    27.78%
     1996    21.09%
     1997    27.66%
     1998    23.75%
     1999     6.67%
     2000    -3.19%
     2001     4.79%

[SIDENOTE]

BEST QUARTER
27.15%
for the quarter ending
December 31, 1998

WORST QUARTER
-16.34%
for the quarter ending
September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                                    SINCE
                                                 1 YEAR       5 YEARS       10 YEARS              INCEPTION
-------------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                  -1.22%        10.01%        12.35%          12.23% (9/1/88)
-------------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions(1)                              -1.72%         6.99%         9.37%           9.41% (9/1/88)
-------------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on
Distributions and
Sale of Fund Shares(1)                           -0.28%         7.44%         9.27%           9.26% (9/1/88)
-------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                               -0.92%        10.16%            -           11.16% (3/4/96)
-------------------------------------------------------------------------------------------------------------------
S&P 500(reflects no deduction for fees,         -11.88%        10.70%        12.93%          14.42% (since 8/31/88)
expenses or taxes)                                                                           12.21% (since 2/29/96)
-------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value
Funds Average
(reflects no deduction for fees,                  1.30%         9.73%        12.31%          12.59% (since 8/31/88)
expenses or taxes)                                                                           11.02% (since 2/29/96)
-------------------------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

The Lipper Multi-Cap Value Funds Average measures the performance of a select group of mutual funds with investment objectives similar to that of the Fund.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN   SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE           SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                  None(2)
------------------------------------------------------------------------------------------------------------
Retail B Shares                                                 None                                 5.00%(3)
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      FEES (12b-1)       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%              None          0.65%            1.40%
----------------------------------------------------------------------------------------------------
Retail B Shares                              0.75%          0.95%(4)          0.45%            2.15%
----------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $709         $993      $1,297       $2,158
----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $718         $973      $1,354       $2,117
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $718       $1,073      $1,454       $2,292
----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $218         $673      $1,154      $2,117
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $218         $673      $1,154      $2,292
----------------------------------------------------------------------------------------------------

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is G. Jay Evans, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been the Fund's portfolio manager since 1993. He has been with the Adviser and its predecessors since 1978.

GALAXY EQUITY GROWTH FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

The Fund invests mainly in companies which the Adviser believes will have faster earnings growth than the economy in general. The Adviser looks for large-capitalization companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The Adviser seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

GROWTH STOCKS

Growth Stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1991. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund, which are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]


      1992    6.11%
      1993    5.37%
      1994    0.60%
      1995   33.66%
      1996   20.46%
      1997   30.43%
      1998   25.66%
      1999   26.03%
      2000   -1.60%
      2001  -18.96%


[SIDENOTE]

BEST QUARTER
24.04%
for the quarter ending
December 31, 1998

WORST QUARTER
-17.22%
for the quarter ending
September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001 as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                             SINCE
                                           1 YEAR     5 YEARS  10 YEARS  INCEPTION
---------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)            -23.62%     9.20 %    10.90%     12.50% (12/14/90)
---------------------------------------------------------------------------------------------
Retail A Shares After Taxes on
Distributions(1)                           -23.62%     7.28%      9.41%     11.09% (12/14/90)
---------------------------------------------------------------------------------------------
Retail A Shares After Taxes on
Distributions and Sale of
Fund Shares(1)                             -14.39%     7.43%      8.95%     10.48% (12/14/90)
---------------------------------------------------------------------------------------------
Retail B Shares(2)                         -23.68%     9.27%          -     10.33% (3/4/96)
---------------------------------------------------------------------------------------------
S&P 500 (reflects no deduction for fees,   -11.88%    10.70%     12.93%     14.58% (since 11/30/90)
expenses or taxes)                                                          12.21% (since 2/29/96)
---------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN   SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE           SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                 None(2)
------------------------------------------------------------------------------------------------------------
Retail B Shares                                                 None                                5.00%(3)
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                           0.75%(4)              None          0.58%         1.33%(4)
----------------------------------------------------------------------------------------------------
Retail B Shares                           0.75%(4)          0.95%(5)          0.43%         2.13%(4)
----------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.71%. Total Fund operating expenses after this waiver are expected to be 1.29% for Retail A Shares and 2.09% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                   1 YEAR      3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Retail A Shares                      $703         $972      $1,262       $2,084
-------------------------------------------------------------------------------
Retail B Shares(1)                   $716         $967      $1,344       $2,071
-------------------------------------------------------------------------------
Retail B Shares(2)                   $716       $1,067      $1,444       $2,258
-------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

-------------------------------------------------------------------------------
Retail B Shares(1)                   $216         $667      $1,144       $2,071
-------------------------------------------------------------------------------
Retail B Shares(2)                   $216         $667      $1,144       $2,258
-------------------------------------------------------------------------------

(1)  Retail B Shares purchased prior to January 1, 2001.

(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Robert G. Armknecht, CFA, an Executive Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been with the Adviser and its predecessors since 1988 and has been the Fund's portfolio manager since it began operations in 1990.

GALAXY GROWTH FUND II

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with capital appreciation. Dividend income, if any, is incidental to capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in the common stock (including depositary receipts) of U.S. and foreign companies which the Adviser believes have above-average growth potential. The Fund normally invests 80% to 90% or more of its total assets in these securities, although the Fund may invest up to 35% of its total assets in other securities, such as convertible and non-convertible debt securities, preferred stock, warrants and money market instruments.

The Fund principally invests in U.S. companies with market capitalizations of at least $250 million, although the Fund also may invest in companies with smaller capitalizations. The Fund may invest up to 25% of its total assets in the securities of foreign companies, including companies in developing countries. While some of the Fund's investments may pay dividends, current income is not a consideration when selecting investments.

In selecting securities for the Fund, the Adviser uses a "bottom-up" approach. It looks for companies that it believes are in dynamic high-growth sectors of the world economy and that are thought to have dominant or strong competitive positions within their sectors. The Adviser also looks for companies thought to have quality management and that are expected to have strong earnings growth potential.

The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies (generally, those with market capitalizations below $1.5 billion) tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments

- HEDGING - The Fund may engage in foreign currency transactions to hedge against the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on March 28, 1996 as the Boston 1784 Growth Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. On June 26, 2001, BKB Shares were converted to Retail A Shares.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Retail A Shares of the Fund during the last calendar year. The return for Retail B Shares would have been different than the figure shown below because each class of shares has different expenses. The figure doesn't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the return would be lower.

[CHART]

     2001   -15.00%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                          SINCE
                                                            1 YEAR    INCEPTION
-----------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                            -19.91%      -14.43% (6/26/00)

Retail A Shares After Taxes on Distributions(1)            -19.91%      -15.58% (6/26/00)

Retail A Shares After Taxes on Distributions
and Sale of Fund Shares(1)                                 -12.12%      -11.34% (6/26/00)

Retail B Shares(2)                                         -19.77%      -13.64% (6/26/00)

Russell 2000 Index (reflects no deduction for
fees, expenses or taxes)                                     2.49%       -2.37% (since 6/30/00)

Russell Midcap Growth Index(3) (reflects no
deduction for fees, expenses or taxes)                     -20.15%      -26.64% (since 6/30/00)

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

(3) The Fund has changed its benchmark index to the Russell Midcap Growth Index because companies included in this Index more closely represent the composition of the Fund's investment portfolio than the Russell 2000 Index.

[SIDENOTE]

BEST QUARTER
25.81% for the quarter ending December 31, 2001

WORST QUARTER
-24.39% for the quarter ending September 30, 2001

The Russell 2000 Index is an unmanaged index which tracks the performance of the 2000 smallest of the 3000 largest U.S. companies, based on market capitalization.

The Russell Midcap Growth Index is an unmanaged index which tracks the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest of the 1000 largest U.S. companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN   SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE           SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                 None(2)

Retail B Shares                                                 None                                5.00%(3)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12B-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%              None          0.70%            1.45%

Retail B Shares                              0.75%          0.95%(4)          0.76%            2.46%

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $714       $1,007      $1,322       $2,210

Retail B Shares(1)                                        $749       $1,067      $1,511       $2,317

Retail B Shares(2)                                        $749       $1,167      $1,611       $2,547

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $249         $767      $1,311       $2,317

Retail B Shares(2)                                        $249         $767      $1,311       $2,547

(1)  Retail B Shares purchased prior to January 1, 2001.

(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Robert G. Armknecht, CFA, an Executive Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been with the Adviser and its predecessors since 1988 and has been the Fund's portfolio manager since October 18, 2001.

GALAXY INTERNATIONAL EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.

The Sub-Adviser's investment process begins with fundamental analysis of companies, including both bottom-up and top-down factors. Bottom-up analysis includes a thorough understanding of a company's prospects as reflected in its operating cash flow, including industry cycle, capital requirements, growth opportunities and financial structure. Top-down factors are incorporated into the Sub-Adviser's analysis of the company. For example, the Sub-Adviser considers how interest rates and currency may impact prospective cash flow and earnings. Country and market risks, both of which are critically important, are embodied in interest rates, which are the basis for risk-adjusting the Sub-Adviser's return expectations for individual companies. In this way, the Sub-Adviser arrives at a risk-adjusted return potential for each company analyzed, which then gives the Sub-Adviser the basis for comparing investment opportunities across developed and emerging markets.

The Fund will sell a security if it has achieved its performance objective, if fundamentals change performance expectations, or if alternative investments provide potentially more attractive returns.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

[SIDENOTE]

SUB-ADVISER

The Adviser has appointed Oechsle International Advisors, LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.

DERIVATIVES

A derivative is an investment whose value is based on or DERIVED from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

- COUNTRY RISK - The Fund may invest 25% or more of its assets in the securities of companies located in one country. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

- HEDGING - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

- SELECTION OF INVESTMENTS - The Adviser and Sub-Adviser evaluate the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]


           1992        -2.29%
           1993        31.62%
           1994        -2.54%
           1995        11.04%
           1996        10.03%
           1997        13.59%
           1998        21.24%
           1999        41.10%
           2000       -20.26%
           2001       -27.18%

[SIDENOTE]

BEST QUARTER
24.36%
for the quarter ending
December 31, 1999

WORST QUARTER
-18.41%
for the quarter ending
September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                    SINCE
                                                                 1 YEAR       5 YEARS  10 YEARS INCEPTION
--------------------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                                 -31.37%         1.23%     5.00%     5.00% (12/30/91)

Retail A Shares After Taxes on Distributions(1)                 -31.84%        -0.16%     3.90%     3.90% (12/30/91)

Retail A Shares After Taxes on Distributions
and Sale of Fund Shares(1)                                      -19.11%         0.99%     3.97%     3.97% (12/30/91)

Retail B Shares(2)                                              -31.53%             -         -    -5.10% (11/1/98)

MSCI EAFE Index(reflects no deduction for fees,
expenses or taxes)                                              -21.44%         0.89%     4.46%     4.46% (since 12/31/91)
                                                                                                   -2.09% (since 10/31/98)

MSCI All Country World ex U.S. Index(3) (reflects no
deduction for fees, expenses or taxes)                          -19.50%         0.89%     4.61%     4.61% (since 12/31/91)
                                                                                                   -0.78% (since 10/31/98)

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge on Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charge work - Retail B Shares" on page 70.

(3) The Fund has changed its benchmark index to the MSCI All Country World ex U.S. Index because this Index includes companies that better represent the composition of the Fund's portfolio than the MSCI EAFE Index.

[SIDENOTE]
The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
EAFE) Index is an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

The Morgan Stanley Capital International (MSCI) All Country World. ex U.S. Index is an unmanaged index of global stock market performance which includes developed and emerging markets but excludes the United States.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN   SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE           SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                 None(2)

Retail B Shares                                                 None                                5.00%(3)

Retail B Shares                                                 None                                5.50%(4)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12B-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                           0.88%(5)              None         0.76%(5)      1.64%(5)

Retail B Shares                           0.88%(5)          0.95%(6)         0.83%         2.66%(5)

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) This amount applies to Retail B Shares acquired in the reorganization of The Pillar Funds into Galaxy if you sell your shares in the first year after purchase of the Pillar Fund Class B Shares held prior to the reorganization and gradually declines to 1% in the sixth year after purchase. Your Retail B Shares will automatically convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares held prior to the reorganization. See "How to invest in the Funds - How sales charges work."

(5) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Total Fund operating expenses after these waivers are expected to be 1.39% for Retail A Shares and 2.41% for Retail B Shares. These fee waivers may be revised or discontinued at any time.

(6) The Fund may pay Distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- if you acquired your Retail B Shares in connection with the reorganization of The Pillar Funds into Galaxy, your Retail B Shares convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares you held prior to the reorganization

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $732       $1,063      $1,415       $2,407

Retail B Shares(1)                                        $769       $1,126      $1,610       $2,518

Retail B Shares(2)                                        $769       $1,226      $1,710       $2,746

Retail B Shares(3)                                        $819       $1,226      $1,610       $2,746
----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $269         $826      $1,410       $2,518

Retail B Shares(2)                                        $269         $826      $1,410       $2,746

Retail B Shares(3)                                        $269         $826      $1,410       $2,746

(1)  Retail B Shares purchased prior to January 1, 2001.

(2)  Retail B Shares purchased on or after January 1, 2001.

(3) Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy.

[SIDENOTE]

PORTFOLIO MANAGERS
The Fund's portfolio managers are Singleton Dewey Keesler, Jr. and Kathleen Harris, CFA. They're primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Keesler is Chief Investment Officer and portfolio manager/research analyst with the Sub-Adviser. He has been associated with the Sub-Adviser and its predecessor since 1986. Ms. Harris has been a portfolio manager at the Sub-Adviser and its predecessor since January 1995. She was previously portfolio manager and investment director for the State of Wisconsin Investment Board. Mr. Keesler and Ms. Harris have co-managed the Fund since August 1996.

GALAXY PAN ASIA FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the common stocks of companies located in or whose principal activities are in Asia and the Pacific Basin. These countries may include Hong Kong, India, Indonesia, Japan, Malaysia, the People's Republic of China, the Philippines, Republic of Korea, Singapore, Taiwan and Thailand. In determining where a company's principal activities are located, the Adviser will consider its country of organization, the principal trading market for its stocks, the source of its revenues and the location of its assets. The Fund emphasizes investments in the developed countries of the region (i.e., Hong Kong, Japan, and Singapore). However, it may also invest in companies located in emerging markets. The Fund will invest mainly in large- and medium-sized companies, although it may invest in companies of any size. The Fund may invest 25% or more of its assets in the securities of companies located in one country, and currently intends to invest at least 50% of its assets in securities of companies located in Japan. The Fund may use derivatives for both hedging and speculative purposes.

The Sub-Adviser determines how much to invest in each country by looking at factors such as prospects for economic growth, expected inflation levels, government policies and the range of available investment opportunities. The Sub-Adviser uses a rigorous bottom-up approach, recognizing that individual companies can do well even in an industry or economy that is not performing well. The Sub-Adviser emphasizes intensive research and stockpicking as the means to identify undervalued stocks in the Asian markets. The investment process is based on a disciplined and systematic approach to identifying under-priced securities. Fundamental parameters that are value- and/or growth-oriented are used to screen the stock universe to identify companies that are likely to outperform. Regular company visits are an intrinsic part of the process. Top-down macro analysis (i.e., the process of looking at economic and political trends in the region and then selecting countries and industries that should benefit from those trends) and market valuation are used to support asset allocation decisions. Quantitative tools are used to help identify and manage exposure to different risk factors.

The Fund will sell a security if, as a result of changes in the economy of a particular country or the Asian and Pacific Basin region in general, the Sub-Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the company that issued the security.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of

[SIDENOTE]

SUB-ADVISER

The Adviser has appointed UOB Global Capital LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.

  securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

- REGIONAL RISK - Because the Fund invests primarily in the stocks of companies located in Asia and the Pacific Basin, the Fund is particularly susceptible to events in that region. Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified.

- COUNTRY RISK - When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country. In particular, you should know that the Japanese economy faces several concerns, including: a financial system with a significant amount of nonperforming loans; high debt on corporate balance sheets; a structurally changing labor market, under which the traditional concept of lifetime employment is at odds with the increasing need for labor mobility; and changing corporate governance models. Japan is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures.

- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

- SMALL COMPANIES RISK - Small companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- DERIVATIVES - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments or to seek to increase total return. There's no guarantee the use of derivatives for hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. To the extent that a derivative is not used as a hedge, losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Retail A Shares during the last calendar year. The return for Retail B Shares was different than the figure shown because each class of shares has different expenses. The figure doesn't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the return would be lower.

[CHART]

     2001   -19.48%

[SIDENOTE]

BEST QUARTER
10.00%
for the quarter ending
December 31, 2001

WORST QUARTER
-16.78%
for the quarter ending
September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices and a composite index calculated by the Fund's administrator. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                            SINCE
                                                            1 YEAR      INCEPTION
-------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                            -24.14%        -27.64% (9/1/00)

Retail A Shares After Taxes on Distributions(1)            -24.14%        -27.88% (9/1/00)

Retail A Shares After Taxes on Distributions and
Sale of Fund Shares(1)                                     -14.70%        -21.96% (9/1/00)

Retail B Shares(2)                                         -24.11%        -27.18% (9/1/00)

MSCI Japan Index(reflects no deduction for fees,
expenses or taxes)                                         -29.40%        -34.50% (since 8/31/00)

MSCI All Country Far East Free ex Japan Index
(reflects no deduction for fees, expenses or taxes)         -2.08%        -18.84% (since 8/31/00)

Composite Index(reflects no deduction for fees,
expenses or taxes)                                         -15.74%        -26.67% (since 8/31/00)

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge on Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charge work - Retail B Shares" on page 70.

[SIDENOTE]

The Morgan Stanley Capital International (MSCI) Japan Index is an unmanaged index generally representative of the stock market of Japan.

The Morgan Stanley Capital International (MSCI) All Country Far East Free ex Japan Index tracks emerging and developed markets, including China, Hong Kong, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand, but excluding Japan.

The Composite Index consists of a 50% weighting in the MSCI Japan Index and 50% weighting in the MSCI All Country Far East Free ex. Japan Index, as calculated by the Fund's administrator.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                         MAXIMUM SALES CHARGE (LOAD)     MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN    SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE            SALE PRICE, WHICHEVER IS LESS
--------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                    None(2)

Retail B Shares                                                 None                                   5.00%(3)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12B-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                           1.20%(5)          0.25%(4)       8.76%(5)        10.21%(5)

Retail B Shares                           1.20%(5)          1.00%(6)       7.44%(5)         9.64%(5)

(1) Reduced sales charges may be available. See "How to invest in the Fund - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Fund - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 0.30% of the Fund's average net assets attributable to Retail A Shares but will limit such fees to no more than 0.25% during the current fiscal year.

(5) The Adviser and the Fund's transfer agent have agreed to waive fees and reimburse expenses so that Total Fund operating expenses do not exceed 2.04% and 2.80% for Retail A Shares and Retail B Shares, respectively. These waivers and reimbursements may be revised or discontinued at any time.

(6) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 1.00% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                         $1,512       $3,243      $4,798       $8,029

Retail B Shares(1)                                      $1,442       $2,996      $4,491       $7,799

Retail B Shares(2)                                      $1,442       $3,096      $4,591       $7,741

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $942       $2,696      $4,291       $7,799

Retail B Shares(2)                                        $942       $2,696      $4,291       $7,741

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Janet Liem, who joined United Overseas Bank Group (UOB) in 1993 and who has been a portfolio manager with the Sub-Adviser since April 2000. Under the supervision of Daniel Chan, a member of the Sub-Adviser's Investment Committee, she is primarily responsible for the day-to-day management of the Fund's investment portfolio.

Ms. Liem, who also serves as Director and Head of Research of UOB Asset Management Ltd. (UOBAM), has over 15 years of investment experience. Mr. Chan has over 20 years investment experience. He currently serves as Chief Investment Officer and Managing Director of UOBAM. He has been with UOB since 1982 and the Sub-Adviser since its inception in 1998. He is responsible for all aspects of the investment process. He is also the current Chairperson of the Investment Management Association of Singapore.

GALAXY SMALL CAP VALUE FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests mainly in the common stocks of small companies that the Adviser believes are undervalued. Under normal market conditions, the Fund invests at least 65% of its total assets in the common stocks of companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities.

In selecting portfolio securities for the Fund, the Adviser looks at the underlying strength of companies, their products, their competitive positions and the quality of their management. It also does research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries.

A portfolio security may be sold if the Adviser determines that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the company that issued the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.


The Fund began operations on December 14, 1992 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, of the Fund. The returns shown below for the periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1994         0.32%
1995        31.49%
1996        26.74%
1997        31.23%
1998        -5.66%
1999        10.45%
2000        16.61%
2001        18.29%

[SIDENOTE]

BEST QUARTER
18.67% for the quarter ending September 30, 1997

WORST QUARTER
-15.93% for the quarter ending September 30, 1998

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                SINCE
                                                                1 YEAR         5 YEARS          INCEPTION
------------------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                                 11.48%          12.20%          14.48% (2/12/93)

Retail A Shares After Taxes
on Distributions(1)                                              9.24%           9.08%          11.49% (2/12/93)

Retail A Shares After Taxes on Distributions and Sale
of Fund Shares(1)                                                8.45%           9.04%          11.05% (2/12/93)

Retail B Shares(2)                                              12.42%              -           14.84% (11/1/98)

Russell 2000 Index(reflects no deductions for fees,              2.49%           7.52%          10.46% (since 1/31/93)
expenses or taxes)                                                                               9.86% (since 10/31/98)

S&P SmallCap 600(reflects no deductions for fees,                6.51%          10.65%          12.60% (since 1/31/93)
expenses or taxes)                                                                              13.76% (since 10/31/98)


(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.


[SIDENOTE]

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

The Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap 600) is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
--------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                   None(2)
Retail B Shares                                                 None                                  5.00%(3)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                        DISTRIBUTION                       TOTAL FUND
                                        MANAGEMENT       AND SERVICE           OTHER        OPERATING
                                              FEES      (12b-1) FEES        EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%              None           0.67%            1.42%
Retail B Shares                              0.75%          0.95%(4)           0.51%            2.21%


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1 % (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $711         $998      $1,307       $2,179
Retail B Shares(1)                                        $724         $991      $1,385       $2,161
Retail B Shares(2)                                        $724       $1,091      $1,485       $2,345

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $224         $691      $1,185       $2,161
Retail B Shares(2)                                        $224         $691      $1,185       $2,345


(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Peter Larson, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson has been with the Adviser and its predecessors since 1963 and has managed the Fund, including the Predecessor Fund, since it began operations in 1992.

GALAXY SMALL COMPANY EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the equity securities, primarily common stocks, of small companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. companies, but may invest up to 20% of its total assets in foreign equity securities.

In selecting investments for the Fund, the Adviser looks for promising industries. It then looks within those industries for what are judged to be reasonably priced companies that have above-average growth potential. The Adviser consults a wide range of sources, including management, competitors, other industry sources and regional brokerage analysts.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1992         1.20%
1993        22.75%
1994        -0.06%
1995        38.80%
1996        20.84%
1997        14.17%
1998       -10.94%
1999        38.93%
2000        -5.49%
2001        -0.12%

[SIDENOTE]

BEST QUARTER
44.08% for the quarter ending December 31, 1999

WORST QUARTER
-24.02% for the quarter ending September 30, 1998

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                       SINCE
                                              1 YEAR       5 YEARS      10 YEARS       INCEPTION
---------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)               -5.87%         4.68%        10.10%       10.10% (12/30/91)

Retail A Shares After Taxes
on Distributions(1)                           -5.87%         3.38%         8.93%        8.93% (12/30/91)

Retail A Shares After Taxes
on Distributions and Sale of
Fund Shares(1)                                -3.57%         3.63%         8.30%        8.30%
(12/30/91)

Retail B Shares(2)                            -5.91%         4.73%            -         6.98% (3/4/96)

Russell 2000 Index
(reflects no deduction for fees,               2.49%          7.52%       11.51%       11.51% (since 12/31/91)
expenses or taxes)                                                                      8.68% (since 2/29/96)


(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.


[SIDENOTE]

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
--------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                   None(2)
Retail B Shares                                                 None                                  5.00%(3)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                        DISTRIBUTION                       TOTAL FUND
                                        MANAGEMENT       AND SERVICE           OTHER        OPERATING
                                              FEES      (12b-1) FEES        EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%              None           0.67%            1.42%
Retail B Shares                              0.75%          0.95%(4)           0.55%            2.25%


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1 % (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $711         $998      $1,307       $2,179
Retail B Shares(1)                                        $728       $1,003      $1,405       $2,184
Retail B Shares(2)                                        $728       $1,103      $1,505       $2,376

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $228         $703      $1,205       $2,184
Retail B Shares(2)                                        $228         $703      $1,205       $2,376


(1) Retail B Shares purchased prior to January 1, 2001.

(2) Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Stephen D. Barbaro, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro has been the Fund's portfolio manager since it began operations in 1991. He has been with the Adviser and its predecessors since 1976.

GALAXY LARGE CAP VALUE FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks growth of both capital and income.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests in stocks which are undervalued by the market. These stocks are primarily dividend-paying common stocks of established U.S. companies with large stock market capitalizations (in excess of $5 billion).

In selecting portfolio securities for the Fund, the Adviser seeks to buy the stocks of companies that are fundamentally sound, but have a market price which the Adviser believes is less than the company's intrinsic value relative to its growth prospects. The Adviser's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Fund normally invests in all major industry sectors represented in the S&P 500. The Adviser then conducts an analysis of the fundamental value characteristics (such as price/earnings ratios that are below a company's long-term earnings growth rate, price-to-book value and return on equity) of the companies within those sectors to identify stocks which represent "bargains" with the potential to appreciate in value in the near term.

The Adviser continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of the stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.


In addition, the Fund carries the following main risks:

- LARGE CAP VALUE STOCKS - The Fund is subject to the risk that the large capitalization value stocks that it typically holds may underperform other segments of the equity market or the equity markets as a whole.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.


The Fund began operations on April 1, 1992 as the Pillar Equity Value Fund, a separate portfolio (the Predecessor Fund) of The Pillar Funds. On August 27, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold three classes of shares - Class I Shares, Class A Shares and Class B Shares. In connection with the reorganization, holders of Class A Shares and Class B Shares of the Predecessor Fund exchanged their shares for Retail A Shares and Retail B Shares, respectively, of the Fund. The returns shown below for periods prior to August 27, 2001 are for Class A Shares and Class B Shares of the Predecessor Fund.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares had different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[CHART]

1993         5.85%
1994        -5.83%
1995        36.35%
1996        21.15%
1997        25.51%
1998        27.18%
1999        13.77%
2000        -3.14%
2001       -16.73%

[SIDENOTE]

BEST QUARTER
22.52% for the quarter ending December 31, 1998

WORST QUARTER
-13.62% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                           SINCE
                                                           1 YEAR       5 YEARS        INCEPTION
---------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                            -21.54%        6.67%             9.62% (4/1/92)

Retail A Shares After Taxes on Distributions(1)            -21.60%        4.70%             7.60% (4/1/92)

Retail A Shares After Taxes on Distributions
and Sale of Fund Shares(1)                                 -13.12%        4.86%             7.29% (4/1/92)

Retail B Shares(2)                                         -21.44%            -             4.86% (5/12/97)

S&P 500                                                    -11.88%       10.70%            13.36% (4/30/92)
(reflects no deduction for fees, expenses or taxes)                                         8.28% (5/31/97)


(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares.

(2) The performance of Retail B Shares of the Fund has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased after the reorganization of the Predecessor Fund and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.


[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
--------------------------------------------------------------------------------------------------------------
Retail A Shares                                             5.75%(1)                                   None(2)
Retail B Shares                                                 None                                  5.00%(3)
Retail B Shares                                                 None                                  5.50%(4)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                        DISTRIBUTION                       TOTAL FUND
                                        MANAGEMENT       AND SERVICE           OTHER        OPERATING
                                              FEES      (12b-1) FEES        EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%          0.25%(5)           0.33%            1.33%
Retail B Shares                              0.75%            0.95%6           0.40%            2.10%


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. Your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) This amount applies if you sell your shares in the first year after purchase of the Pillar Fund Class B Shares held prior to the reorganization and gradually declines to 1% in the sixth year after purchase. Your Retail B Shares will automatically convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares held priorto the reorganization. See "How to invest in the Funds - How sales charges work."

(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to not more than 0.25% during the current fiscal year.

(6) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $703         $972      $1,262       $2,084
Retail B Shares                                           $713       $1,058      $1,429       $2,234
Retail B Shares(1)                                        $763       $1,058      $1,329       $2,234

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares                                           $213         $658      $1,129       $2,234
Retail B Shares(1)                                        $213         $658      $1,129       $2,234


(1) Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy.

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Richard H. Caro. He is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Caro, who has over 30 years of investment experience, has been a portfolio manager with the Adviser and its affiliated organizations since 1993. He has managed the Fund (including the Predecessor Fund) since July 2001.

GALAXY LARGE CAP GROWTH FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests in a diversified portfolio of common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion) that demonstrate long-term earnings growth.

In selecting portfolio securities for the Fund, the Adviser seeks to buy companies that have consistently grown earnings above the S&P 500 earnings growth rate and are attractively priced relative to their growth prospects. The Adviser's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Adviser then conducts an analysis of fundamental growth characteristics (such as return on equity, earnings growth and consistency, and price/earnings ratio) of the companies within those sectors to identify stocks which are likely to appreciate in value.

The Adviser continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of the stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- LARGE CAP GROWTH STOCKS - The Fund is subject to the risk that the large capitalization growth stocks that it typically holds may underperform other segments of the equity market or the equity markets as a whole.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on February 3, 1997 as the Pillar Equity Growth Fund, a separate portfolio (the Predecessor Fund) of The Pillar Funds. On August 27, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold three classes of shares - Class I Shares, Class A Shares and Class B Shares. In connection with the reorganization, holders of Class A Shares and Class B Shares of the Predecessor Fund exchanged their shares for Retail A Shares and Retail B Shares, respectively, of the Fund. The returns shown below for periods prior to August 27, 2001 are for Class A Shares and Class B Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares had different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

           1998        30.69%
           1999        49.12%
           2000       -12.02%
           2001       -24.66%

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                            SINCE
                                              1 YEAR    INCEPTION
                                              ------    ---------
Retail A Shares Before Taxes(1)               -29.01%       6.75%    (2/3/97)

Retail A Shares After Taxes
on Distributions(1)                           -29.01%       3.44%    (2/3/97)

Retail A Shares After Taxes
on Distributions and Sale
of Fund Shares(1)                             -17.67%       4.63%    (2/3/97)

Retail B Shares(2)                            -28.93%       6.53%    (5/21/97)

S&P 500
(reflects no deduction for fees,                            9.54%    (1/31/97)
expenses or taxes)
                                              -11.88%       8.28%    (5/31/97)


(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares.

(2) The performance of Retail B Shares of the Fund has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased after the reorganization of the Predecessor Fund and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 70.

[SIDENOTE]

BEST QUARTER
34.59% for the quarter ending December 31, 1999

WORST QUARTER
-22.04% for the quarter ending September 30, 2001

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                     MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                              ON PURCHASES SHOWN    SHOWN AS A % OF THE OFFERING PRICE OR
                    AS A % OF THE OFFERING PRICE            SALE PRICE, WHICHEVER IS LESS
                    ----------------------------    -------------------------------------
Retail A Shares                         5.75%(1)                                   None(2)
Retail B Shares                             None                                  5.00%(3)
Retail B Shares                             None                                  5.50%(4)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                   DISTRIBUTION                      TOTAL FUND
                   MANAGEMENT       AND SERVICE         OTHER         OPERATING
                         FEES      (12b-1) FEES      EXPENSES          EXPENSES
                   ----------      ------------      --------        ----------
Retail A Shares         0.75%          0.25%(5)         0.36%             1.36%
Retail B Shares         0.75%          0.95%(6)         0.44%             2.14%


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. Your Retail B Shares automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) This amount applies if you sell your shares in the first year after purchase of the Pillar Fund Class B Shares held prior to the reorganization and gradually declines to 1% in the sixth year after purchase. Your Retail B Shares will automatically convert to Retail A Shares eight years after you purchased the Pillar Class B Shares held prior to the reorganization. See "How to invest in the Funds - How sales charges work."

(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to not more than 0.25% during the current fiscal year.

(6) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Retail B Shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                  ------      -------     -------     --------
Retail A Shares                     $706         $981      $1,277       $2,116
Retail B Shares                     $717       $1,070      $1,449       $2,274
Retail B Shares(1)                  $767       $1,070      $1,349       $2,269

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

Retail B Shares(2)                  $217         $670      $1,149       $2,274
Retail B Shares(1)                  $217         $670      $1,149       $2,269


(1) Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy.


[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Glen C. Corbitt, CFA, a Vice President of the Adviser. He is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Corbitt has been associated with the Adviser and its affiliates since 1995 and prior thereto served as an accountant for Rockefeller Financial Services. He co-managed the Fund (including the Predecessor Fund) since April 1999 and, effective June 15, 2000, became the manager of the Fund.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Equity Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS
Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and, in the case of the International Equity and Pan Asia Funds, foreign money market instruments, debt securities of foreign national governments and their agencies, and the securities of U.S. issuers. This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.

OTHER TYPES OF INVESTMENTS
This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

INVESTOR GUIDELINES
The following table gives you a general overview of the risk spectrum for the Galaxy Equity Funds. This is a guide only. It shows the Adviser's current assessment of the potential risk of the Funds relative to one another, but this can change over time. It should not be used to compare the Funds with other mutual funds or other types of investments. Consult your financial adviser to help you decide which Fund is right for you.

RISK SPECTRUM    FUND                      PRIMARY INVESTMENTS
-------------    ----------------------    ------------------------------------
CONSERVATIVE

                  Asset Allocation          - Common stocks and fixed
                                              income securities of domestic
                                              companies

                  Equity Income             - Common stocks of domestic
                                              companies selected primarily for
                                              their income potential

                  Growth and Income         - Common stocks of companies
                                              selected for their growth and
                                              income potential

                  Strategic Equity          - Equity securities of large- and
                                              medium-sized growth companies
                                              that exhibit above-average return
                                              potential relative to their market
                                              price

Moderate          Large Cap Value           - Common stocks of large-sized
                                              companies believed to be
                                              undervalued

                  Equity Value              - Common stocks of large- and
                                              medium-sized companies
                                              believed to be undervalued

                  Large Cap Growth          - Common stocks of large-sized
                                              growth-oriented companies

                  Equity Growth             - Equity securities of growth-
                                              oriented companies

                  Growth II                 - Equity securities of growth-
                                              oriented companies

                  International Equity      - Equity securities of foreign
                                              companies

                  Pan Asia                  - Common stocks of companies
                                              located in Asia and the Pacific
                                              Basin

AGGRESSIVE        Small Cap Value           - Common stocks of smaller
                                              companies believed to be
                                              undervalued

                  Small Company Equity      - Common stocks of smaller
                                              growth-oriented companies

FUND MANAGEMENT

ADVISER
The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation (FleetBoston), was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.

Prior to March 1, 2001, Summit Bank Investment Management Division, a division of Summit Bank (Summit Bank), served as the investment adviser to the Predecessor Funds of the Large Cap Value Fund and Large Cap Growth Fund. Summit Bank was a wholly-owned subsidiary of Summit Bancorp. On March 1, 2001, FleetBoston acquired Summit Bancorp and, thereafter, the Adviser succeeded Summit Bank as the investment adviser to the Predecessor Funds.

MANAGEMENT FEES
The management fees paid to the Adviser and/or Summit Bank by the Funds during the fiscal year or period ended October 31, 2001 are set forth below.


                                                                 MANAGEMENT FEE
                                                                      AS A % OF
FUND                                                         AVERAGE NET ASSETS
---------------------------------------------------------    ------------------
Asset Allocation Fund                                                     0.75%

Equity Income Fund                                                        0.75%

Growth and Income Fund                                                    0.75%

Strategic Equity Fund                                                     0.55%

Equity Value Fund                                                         0.75%

Equity Growth Fund                                                        0.74%

Growth Fund II                                                            0.63%

International Equity Fund                                                 0.63%

Pan Asia Fund                                                                0%

Small Cap Value Fund                                                      0.75%

Small Company Equity Fund                                                 0.75%

Large Cap Value Fund                                                      0.67%

Large Cap Growth Fund                                                     0.67%


During the fiscal year ended December 31, 2000, the Predecessor Funds to the Large Cap Value Fund and Large Cap Growth Fund paid management fees to Summit Bank at the annual rate of 0.67% and 0.68%, respectively.

SUB-ADVISERS
The Adviser has delegated some of its advisory responsibilities with respect to the International Equity Fund to Oechsle International Advisors, LLC (Oechsle) as sub-adviser. Oechsle determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on international investment and economic developments. The Adviser assists and consults with Oechsle as to the Fund's investment program, approves the list of foreign countries recommended by Oechsle for investment and manages the Fund's daily cash position. Oechsle's fees are paid by the Adviser.

Oechsle has its main office at One International Place, Boston, Massachusetts 02210. Oechsle is the successor to Oechsle

International Advisors, L.P., an international investment firm founded in 1986. At December 31, 2001, Oechsle had discretionary management authority over approximately $14 billion in assets. The Adviser's parent company, FleetBoston, owns an interest in Oechsle.

The Adviser has delegated some of its advisory responsibilities with respect to the Pan Asia Fund to UOB Global Capital LLC (UOBGC) as sub-adviser. UOBGC determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on Asian investment and economic developments. The Adviser assists and consults with UOBGC as to the Fund's investment program, reviews sector and country allocations as determined by UOBGC for investment and manages the Fund's daily cash position. UOBGC's fees are paid by the Adviser.

UOBGC is located at 592 Fifth Avenue, Suite 602, New York, New York 10036. UOBGC has entered into an arrangement with its affiliate, UOB Asset Management Ltd. (UOBAM), pursuant to which UOBAM has agreed to provide appropriate resources, including investment, operations and compliance personnel, to UOBGC. UOBAM is located at UOB Plaza 2, 80 Raffles Place, #03-00, Singapore 048624. At December 31, 2001, together with its affiliates, UOBGC had discretionary management authority over approximately $ 2.3 billion in assets.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES
The Adviser and Sub-Advisers may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or a Sub-Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser and Sub-Advisers will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

HOW TO INVEST IN THE FUNDS

HOW SALES CHARGES WORK
You will normally pay a sales charge to invest in the Funds. If you buy Retail A Shares, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Retail B Shares, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.

RETAIL A SHARES
The table below shows the sales charge you'll pay if you buy Retail A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.

                                          TOTAL SALES CHARGE
                                    ---------------------------------------
                                              AS A % OF           AS A % OF
AMOUNT OF                            THE OFFERING PRICE                YOUR
YOUR INVESTMENT                               PER SHARE          INVESTMENT
---------------------------          ------------------          ----------

Less than $50,000                                 5.75%               6.01%

$50,000 but less
   than $100,000                                  4.50%               4.71%

$100,000 but less
   than $250,000                                  3.50%               3.63%

$250,000 but less
   than $500,000                                  2.50%               2.56%

$500,000 but less
   than $1,000,000                                2.00%               2.04%

$1,000,000 and over                            0.00%(1)            0.00%(1)

(1) There is no front-end sales charge on investments in Retail A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder. However, Galaxy will waive the 1% CDSC on withdrawals of Retail A Shares made through Galaxy's Systematic Withdrawal Plan that don't annually exceed 12% of your account's value. See "Galaxy investor programs - Systematic withdrawal plan" on page 78.

Galaxy's distributor may, from time to time, implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

Certain affiliates of the Adviser may, at their own expense, provide additional compensation to affiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of one or more Funds and to unaffiliated broker-dealers whose customers purchase Retail A Shares of one or more of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of the Adviser's affiliates.

There's no sales charge when you buy Retail A Shares if:

-    You buy shares by reinvesting your dividends and distributions.

- You buy shares with money from another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).

- You're an investment professional who places trades for your clients and charges them a fee.

- You buy shares under an all-inclusive fee program (sometimes called a "wrap fee program") offered by a broker-dealer or other financial institution.

-    You were a Galaxy shareholder before December 1, 1995.

- You were a shareholder of the Boston 1784 Funds on the date when the Funds were reorganized into Galaxy.

[SIDENOTE]

NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.

SALES CHARGE WAIVERS
Ask your financial adviser or Galaxy's distributor, or consult the SAI for other instances in which the sales load on Retail A Shares is waived. When you buy your shares, you must tell your financial adviser or Galaxy's distributor that you qualify for a sales load waiver. To contact Galaxy's distributor, call 1-877-289-4252.

RETAIL B SHARES
If you bought Retail B Shares of a Fund prior to January 1, 2001, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased prior to January 1, 2001:

IF YOU SELL YOUR SHARES                                    YOU'LL PAY A CDSC OF
------------------------------------------------------     --------------------
during the first year                                                     5.00%

during the second year                                                    4.00%

during the third year                                                     3.00%

during the fourth year                                                    3.00%

during the fifth year                                                     2.00%

during the sixth year                                                     1.00%

after the sixth year                                                       None


If you buy Retail B Shares of a Fund on or after January 1, 2001, you won't pay a CDSC unless you sell your shares within seven years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased on or after January 1, 2001:

IF YOU SELL YOUR SHARES                                    YOU'LL PAY A CDSC OF
------------------------------------------------------     --------------------
during the first year                                                     5.00%

during the second year                                                    4.00%

during the third year                                                     4.00%

during the fourth year                                                    4.00%

during the fifth year                                                     3.00%

during the sixth year                                                     2.00%

during the seventh year                                                   1.00%

after the seventh year                                                     None

If you acquired Retail B Shares of the Funds in connection with the reorganization of The Pillar Funds into Galaxy, you won't pay a CDSC unless you sell your shares within six years of your purchase of the Pillar Fund Class B Shares you held prior to the reorganization. The following table shows the schedule of CDSC charges for Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy:


IF YOU SELL YOUR SHARES                                    YOU'LL PAY A CDSC OF
------------------------------------------------------     --------------------
during the first year                                                     5.50%

during the second year                                                    5.00%

during the third year                                                     4.00%

during the fourth year                                                    3.00%

during the fifth year                                                     2.00%

during the sixth year                                                     1.00%

during the seventh year                                                    None

after the seventh year                                                     None

For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. Galaxy will then sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions. In addition, there's no CDSC when Retail B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your financial adviser or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-289-4252.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES
Retail A Shares of the Funds (other than the Pan Asia, Large Cap Value and Large Cap Growth Funds) can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets (consisting of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). The Funds do not intend to pay more than 0.30% in shareholder service fees with respect to Retail A Shares during the current fiscal year.

Retail A Shares of the Pan Asia Fund can pay distribution (12b-1) fees at an annual rate of up to 0.30% of the Fund's Retail A Share assets and Retail A Shares of the Large Cap Value and Large Cap Growth Funds can pay distribution (12b-1) fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets. No Fund intends to pay more than 0.25% in distribution fees with respect to Retail A Shares during the current fiscal year.

Retail B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of each Fund's Retail B Share assets. The Funds do not intend to pay more than 0.95% (1.00% with respect to Retail B Shares of the Pan Asia Fund) in distribution and shareholder service (12b-1) fees during the current fiscal year.

Galaxy has adopted separate plans under Rule 12b-1 that allow Galaxy to pay fees (i) from Retail A Share assets of the Pan Asia Fund for selling and distributing Retail A Shares of the Fund, (ii) from Retail A Share assets of the Large Cap Value and Large Cap Growth Funds for selling and distributing Retail A Shares of these Funds, and (iii) from the Retail B Share assets of each Fund for selling and distributing Retail B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

CONVERTING RETAIL B SHARES TO RETAIL A SHARES
If you bought Retail B Shares of a Fund prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund six years after purchase. If you buy Retail B Shares of a Fund on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund eight years after purchase. If you acquired Retail B Shares of the Asset Allocation Fund, Equity Income Fund, International Equity Fund, Large Cap Value Fund or Large Cap Growth Fund in connection with the reorganization of The Pillar Funds into Galaxy, your Retail B Shares will automatically convert to Retail A Shares of the Funds eight years after you purchased the Pillar Fund Class B Shares you held prior to the reorganization.

CHOOSING BETWEEN RETAIL A SHARES AND RETAIL B SHARES
Retail B Shares are subject to higher fees than Retail A Shares. For this reason, Retail A Shares can be expected to pay higher dividends than Retail B Shares. However, because Retail A Shares are subject to an initial sales charge which is deducted at the time you purchase Retail A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Retail A Shares than if you purchase Retail B Shares of the Fund.

In deciding whether to buy Retail A Shares or Retail B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Retail B Shares may equal or exceed the initial sales charge and fees for Retail A Shares. Retail A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years.

Consult your financial adviser for help in choosing the appropriate share class.

BUYING, SELLING AND EXCHANGING SHARES
You can buy and sell Retail A Shares and Retail B Shares of the Funds on any day that the Funds are open for business, which is any day that the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except national holidays.

Retail A Shares and Retail B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined, after receipt of your order in proper form as described below, less any applicable CDSC. NAV is determined on each day that the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the NAV per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

HOW TO BUY SHARES
You can buy shares through your financial adviser or directly from Galaxy's distributor by calling 1-877-289-4252. A financial adviser who places orders on your behalf may charge you a separate fee for their services.

If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. The financial adviser holds the shares in your name and receives all confirmations of purchases and sales. For details, please contact your financial adviser.

You can also buy shares directly from Galaxy's distributor in any of the following ways:

BUYING BY MAIL
Complete an account application and mail

[SIDENOTE]

MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is:

-    $2,500 for regular accounts

- $500 for retirement plan accounts, such as IRA, SEP and Keogh Plan accounts

-    $100 for college savings accounts, including Education IRA accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program or in a salary reduction retirement plan such as a SIMPLE IRA or 401(k). You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account other than retirement plan accounts. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction

- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE
To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
100 Federal Street
Boston, MA 02110
ABA #0110-0013-8
DDA #79673-5702
Ref: The Galaxy Fund
(Account number)
(Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-289-4252 for an account application.

Your bank or other financial institution may charge you a fee for sending funds by wire.

DISCOUNT PLANS
You may have the sales charges on purchases of Retail A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION - You can add the value of the Retail A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Retail A Shares for purposes of calculating the sales charge.

- LETTER OF INTENT - You can purchase Retail A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Retail A Shares equal to 5% of the amount you indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.

- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when you sell Retail A Shares of the Funds in Retail A Shares of any Galaxy Fund within 90 days without paying a sales charge.

- GROUP SALES - If you belong to a qualified group with 50,000 or more members, you can buy Retail A Shares at a reduced sales charge, based on the number of qualified group members.

[SIDENOTE]

DISCOUNT PLANS
You must tell your financial adviser or Galaxy's distributor when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply. To contact Galaxy's distributor, call 1-877-289-4252

HOW TO SELL SHARES
You can sell your shares in several ways: through your financial adviser or directly through Galaxy's distributor by mail, by telephone, or by wire.

If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. Your financial adviser is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.

You can also sell your shares directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL
Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You must include the following:

-    The name of the Fund

-    The number of shares or the dollar amount you want to sell

-    Your account number

-    Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

SELLING BY PHONE
You can sell shares by calling Galaxy's distributor at 1-877-289-4252 unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE
Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any bank or other financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

HOW TO EXCHANGE SHARES
You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. You won't pay a sales charge for exchanging your Retail A Shares.

You may exchange Retail B Shares of a Fund for Retail B Shares of any other Galaxy Fund. You won't pay a CDSC when you exchange your Retail B Shares. However, when you sell the Retail B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.

[SIDENOTE]

SIGNATURE GUARANTEES
When selling your shares by mail or by phone, you must have your signature guaranteed if:

-    you're selling shares worth more than $50,000,

- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,

- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or

-    you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

TO EXCHANGE SHARES:

-    ask your financial adviser

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-289-4252

-    send your request in writing to:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI 02940-6520

Galaxy doesn't charge any fee for making exchanges but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES
If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund, except the Galaxy International Equity Fund and Galaxy Pan Asia Fund, pays any dividends from net investment income each quarter. The Galaxy International Equity Fund and Galaxy Pan Asia Fund pay any dividends from net investment income annually. Each Fund pays any net capital gains at least once a year. It is expected that the Funds' annual distributions will normally - but not always - consist primarily of capital gains rather than ordinary income. Dividends and distributions are paid in cash unless you indicate in the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

Any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

It is expected that each of the Galaxy International Equity Fund and Galaxy Pan Asia Fund will be subject to foreign withholding taxes with respect to dividends and interest received from sources in foreign countries. Each of these Funds may make an election to treat a proportionate amount of these taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit this proportionate amount of taxes against U.S. federal income tax liability or (2) to take this amount as an itemized deduction.


STATE AND LOCAL TAXES
Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, its agencies or municipalities.

MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY INVESTOR PROGRAMS

RETIREMENT PLANS

Retail A Shares and Retail B Shares of the Funds are available for purchase in connection with any of the following retirement plans:

- Individual Retirement Arrangements (IRAs), including Traditional, Roth, Rollover and Education IRAs.

- Simplified Employee Pension Plans (SEPs).

- Keogh money purchase and profit sharing plans.

- Salary reduction retirement plans set up by employers for their employees, which are qualified under Section 401(k) and 403(b) of the Internal Revenue Code.

- SIMPLE IRA plans which are qualified under Section 408(p) of the Internal Revenue Code.

For information about eligibility requirements and other matters concerning these plans and to obtain an application, call your financial adviser or Galaxy's distributor at 1-877-289-4252.

OTHER PROGRAMS
It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's distributor at 1-877-289-4252.

AUTOMATIC INVESTMENT PROGRAM
You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 a quarter.

PAYROLL DEDUCTION PROGRAM
You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.

COLLEGE INVESTMENT PROGRAM
The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an Education IRA account. The minimum for initial and additional investments in an Education IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.

DIRECT DEPOSIT PROGRAM
This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares made through the plan that don't annually exceed 12% of your account's value.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by calling your financial adviser or writing to Galaxy at:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

Please allow at least five days for the cancellation to be processed.

HOW TO REACH GALAXY

THROUGH YOUR FINANCIAL ADVISER

Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.

GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-289-4252, Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.

INVESTCONNECT
InvestConnect is Galaxy's shareholder voice response system. Call 1-877-289-4252 from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week. InvestConnect may not be available to you if you invest in Galaxy through a financial adviser.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.

THE INTERNET
Please visit Galaxy's Web site at: www.galaxyfunds.com

[SIDENOTE]
HEARING IMPAIRED
Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS
The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Retail A Shares and Retail B Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). Certain information reflects the financial performance of a single Retail A Share or Retail B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares and Retail B Shares of each Fund, assuming all dividends and distributions were reinvested.

The Large Cap Value Fund and Large Cap Growth Fund began operations as separate portfolios (the Predecessor Pillar Funds) of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Pillar Funds offered and sold three classes of shares - Class A Shares, Class B Shares and Class I Shares. In connection with the reorganization, the holders of Class A Shares and Class B Shares of the Predecessor Pillar Funds exchanged their shares for Retail A Shares and Retail B Shares, respectively, of the Large Cap Value Fund and Large Cap Growth Fund.

Except as described below with respect to the Large Cap Value Fund and Large Cap Growth Fund, the information in the financial highlight tables for the fiscal years or periods ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. The information for the fiscal years ended October 31, 1998 and 1997 was audited by Galaxy's former auditors.

With respect to the Large Cap Value Fund and Large Cap Growth Fund, the information for the fiscal years ended December 31, 2000, 1999, 1998, 1997 and 1996 was audited by the Predecessor Pillar Funds' former auditors, Arthur Andersen LLP, whose report dated February 15, 2001 is also incorporated by reference into the SAI.

The Annual Report and SAI are available free of charge upon request.

GALAXY ASSET ALLOCATION FUND
(For a share outstanding throughout each period)

                                                                                     YEARS ENDED OCTOBER 31,
                                 ----------------------------------------------------------------------------------------------
                                         2001                      2000                   1999                    1998
                                 ---------------------     --------------------    -------------------    -------------------
                                 RETAIL A     RETAIL B     RETAIL A    RETAIL B    RETAIL A   RETAIL B    RETAIL A   RETAIL B
                                  SHARES       SHARES       SHARES      SHARES      SHARES     SHARES      SHARES     SHARES
                                 --------     --------     --------    --------    --------   --------    --------   --------
Net asset value,
beginning of period               $18.79       $18.74       $17.74      $17.70      $16.95     $16.92      $16.46    $ 16.43
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment income(1)         0.33(3)      0.22(3)      0.37(3)     0.24(3)     0.37       0.25        0.38       0.29
   Net realized and
   unrealized gain
   (loss) on investments           (3.08)       (3.06)        1.36        1.36        1.21       1.21        1.72       1.71
                                 --------     --------     --------    --------    --------   --------    --------   --------
Total from investment
operations                         (2.75)       (2.84)        1.73        1.60        1.58       1.46        2.10       2.00
LESS DISTRIBUTIONS:
   Dividends from net
   investment income               (0.35)       (0.24)       (0.37)      (0.25)      (0.36)     (0.25)      (0.40)     (0.30)
   Distributions from net
   realized capital gains          (0.74)       (0.74)       (0.31)      (0.31)      (0.43)     (0.43)      (1.21)     (1.21)
                                 --------     --------     --------    --------    --------   --------    --------   --------
Total distributions                (1.09)       (0.98)       (0.68)      (0.56)      (0.79)     (0.68)      (1.61)     (1.51)
Net increase (decrease)
in net asset value                 (3.84)       (3.82)        1.05        1.04        0.79       0.78        0.49       0.49
Net asset value,
end of period                     $14.95       $14.92       $18.79      $18.74      $17.74     $17.70      $16.95     $16.92
                                 ========     ========     ========    ========    ========   ========    ========   ========
Total return(2)                   (15.18)%     (15.72)%       9.98%       9.20%       9.53%      8.76%      13.85%       13.14%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)             $289,882     $106,074     $371,590    $105,980    $389,077    $91,199    $323,498      $57,876
RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income including
   reimbursement/waiver             2.01%        1.33%        2.01%       1.31%       2.11%      1.43%       2.43%      1.77%
   Operating expenses
   including
   reimbursement/waiver             1.33%        2.01%        1.29%       1.99%       1.32%      2.00%       1.33%      1.99%
   Operating expenses
   excluding
   reimbursement/waiver             1.34%        2.02%        1.29%       1.99%       1.32%      2.00%       1.33%      1.99%
Portfolio turnover rate               65%          65%          59%         59%        135%       135%        108%       108%


                                ----------------------
                                           1997
                                  --------------------
                                  RETAIL A    RETAIL B
                                   SHARES      SHARES
                                  --------    --------
Net asset value,
beginning of period                 $14.52     $14.51
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment income(1)           0.40       0.29
   Net realized and
   unrealized gain
   (loss) on investments              2.43       2.42
                                  --------    --------
Total from investment
operations                            2.83       2.71
LESS DISTRIBUTIONS:
   Dividends from net
   investment income                 (0.38)     (0.28)
   Distributions from net
   realized capital gains            (0.51)     (0.51)
                                  --------    --------
Total distributions                  (0.89)     (0.79)
Net increase (decrease)
in net asset value                    1.94       1.92
Net asset value,
end of period                       $16.46     $16.43
                                  ========    ========
Total return(2)                      20.23%     19.34%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)               $177,239    $30,688
RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income including
   reimbursement/waiver               2.66%      1.95%
   Operating expenses
   including
   reimbursement/waiver               1.37%      2.10%
   Operating expenses
   excluding
   reimbursement/waiver               1.37%      2.19%
Portfolio turnover rate                 58%        58%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.33(3), $0.37(3), $0.37, $0.38 and $0.40, respectively.
    Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.22(3), $0.24(3), $0.25, $0.29 and $0.28, respectively.

(2) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY EQUITY INCOME FUND
(For a share outstanding throughout each period)

                                                                                         YEARS ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
                                                         2001                     2000                   1999
                                                 --------------------     --------------------    --------------------
                                                 RETAIL A    RETAIL B     RETAIL A    RETAIL B    RETAIL A   RETAIL B
                                                  SHARES      SHARES       SHARES      SHARES      SHARES    SHARES(1)
                                                 --------    --------     --------    --------    --------   ---------
Net asset value, beginning of period              $17.77      $17.50       $19.50      $19.25      $19.67      $19.48
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                         0.13        0.04         0.16(4)     0.03(4)     0.19        0.11
   Net realized and unrealized gain (loss)
   on investments                                  (2.45)      (2.43)        1.22        1.21        1.69        1.62
                                                 --------    --------     --------    --------    --------   ---------
Total from investment operations                   (2.32)      (2.39)        1.38        1.24        1.88        1.73
LESS DISTRIBUTIONS:
   Dividends from net investment income            (0.12)      (0.02)       (0.16)      (0.04)      (0.20)      (0.11)
   Distributions from net realized capital gains   (2.41)      (2.41)       (2.95)      (2.95)      (1.85)      (1.85)
                                                 --------    --------     --------    --------    --------   ---------
Total distributions                                (2.53)      (2.43)       (3.11)      (2.99)      (2.05)      (1.96)
Net increase (decrease) in net asset value         (4.85)      (4.82)       (1.73)      (1.75)      (0.17)      (0.23)
Net asset value, end of period                    $12.92      $12.68       $17.77      $17.50      $19.50      $19.25
                                                 ========    ========     ========    ========    ========   =========
Total return(3)                                   (14.78)%    (15.43)%       8.45%       7.71%      10.14%       9.38%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)          $147,082     $14,752     $188,847      $3,969    $213,041      $3,213
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                             0.95%       0.26%        0.91%       0.19%       0.97%       0.33%
   Operating expenses including
   reimbursement/waiver                             1.34%       2.03%        1.33%       2.04%       1.33%       1.97%
   Operating expenses excluding
   reimbursement/waiver                             1.34%       2.08%        1.33%       2.08%       1.33%       2.23%
Portfolio turnover rate                               62%         62%          51%         51%         38%         38%


                                                    ---------------------
                                                      1998        1997
                                                    --------    --------
                                                    RETAIL A    RETAIL A
                                                     SHARES      SHARES
                                                    --------    --------
Net asset value, beginning of period                 $18.82      $16.91
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                            0.25        0.30
   Net realized and unrealized gain (loss)
   on investments                                      2.43        3.35
                                                    --------    --------
Total from investment operations                       2.68        3.65
LESS DISTRIBUTIONS:
   Dividends from net investment income               (0.25)      (0.30)
   Distributions from net realized capital gains      (1.58)      (1.44)
                                                    --------    --------
Total distributions                                   (1.83)      (1.74)
Net increase (decrease) in net asset value             0.85        1.91
Net asset value, end of period                       $19.67      $18.82
                                                    ========    ========
Total return(3)                                       15.23%      23.28%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)             $207,850    $169,276
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                1.30%       1.70%
   Operating expenses including
   reimbursement/waiver                                1.34%       1.39%
   Operating expenses excluding
   reimbursement/waiver                                1.34%       1.41%
Portfolio turnover rate                                  46%         37%

(1) The Fund began issuing Retail B Shares on November 1, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.13, $0.16(4), $0.19, $0.25 and $0.30, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000 and 1999 were $0.03, $0.03(4) and $0.08, respectively.

(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY GROWTH AND INCOME FUND
(For a share outstanding throughout each period)

                                                                               YEARS ENDED OCTOBER 31,
                                 ------------------------------------------------------------------------------------------
                                          2001                   2000                  1999                    1998
                                 --------------------    -------------------    -------------------    --------------------
                                 RETAIL A    RETAIL B    RETAIL A   RETAIL B    RETAIL A   RETAIL B    RETAIL A    RETAIL B
                                  SHARES      SHARES      SHARES     SHARES      SHARES     SHARES      SHARES      SHARES
                                 --------    --------    --------   --------    --------   --------    --------    --------
Net asset value,
beginning of period               $16.37      $16.23       $15.98     $15.90      $14.87     $14.83      $16.24     $16.23
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment
   income (loss)(1)                 0.02       (0.09)        0.02      (0.10)       0.08(4)   (0.04)(4)    0.12          -(3)
   Net realized and
   unrealized gain
   (loss) on investments           (2.39)      (2.36)        1.33       1.34        2.02       2.02        1.32       1.31
                                 --------    --------    --------   --------    --------   --------    --------    --------
Total from investment
operations                         (2.37)      (2.45)        1.35       1.24        2.10       1.98        1.44       1.31
LESS DISTRIBUTIONS:
   Dividends from net
   investment income               (0.02)          -        (0.05)         -       (0.08)         -       (0.13)     (0.03)
   Dividends in excess of
   net investment income               -(3)        -            -(3)       -           -          -           -          -
   Distributions from net
   realized capital gains          (1.28)      (1.28)       (0.91)     (0.91)      (0.91)     (0.91)      (2.68)     (2.68)
                                 --------    --------    --------   --------    --------   --------    --------    --------
Total distributions                (1.30)      (1.28)       (0.96)     (0.91)      (0.99)     (0.91)      (2.81)     (2.71)
Net increase (decrease)
in net asset value                 (3.67)      (3.73)        0.39       0.33        1.11       1.07       (1.37)     (1.40)
Net asset value,
end of period                     $12.70      $12.50       $16.37     $16.23      $15.98     $15.90      $14.87     $14.83
                                 ========    ========    ========   ========    ========   ========    ========    ========
Total return(2)                   (15.46)%    (16.11)%       9.06%      8.35%      14.56%     13.72%       9.93%      9.09%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)             $259,884     $48,512     $217,423    $61,857    $232,110    $62,366    $214,110    $53,216
RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income (loss) including
   reimbursement/waiver             0.07%      (0.64)%       0.16%     (0.60)%      0.53%     (0.22)%      0.75%      0.01%
   Operating expenses
   including
   reimbursement/waiver             1.34%       2.05%        1.28%      2.04%       1.28%      2.03%       1.28%      2.02%
   Operating expenses
   excluding
   reimbursement/waiver             1.36%       2.05%        1.37%      2.04%       1.38%      2.04%       1.35%      2.02%
Portfolio turnover rate               19%         19%          42%        42%         20%        20%         38%        38%


                                  ---------------------
                                          1997
                                  --------------------
                                  RETAIL A    RETAIL B
                                   SHARES      SHARES
                                  --------    --------
Net asset value,
beginning of period                $13.78     $13.77
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment
   income (loss)(1)                  0.18       0.10
   Net realized and
   unrealized gain
   (loss) on investments             3.67       3.65
                                  --------    --------
Total from investment
operations                           3.85       3.75
LESS DISTRIBUTIONS:
   Dividends from net
   investment income                (0.20)     (0.10)
   Dividends in excess of
   net investment income                -          -
   Distributions from net
   realized capital gains           (1.19)     (1.19)
                                  --------    --------
Total distributions                 (1.39)     (1.29)
Net increase (decrease)
in net asset value                   2.46       2.46
Net asset value,
end of period                      $16.24     $16.23
                                  ========    ========
Total return(2)                     30.10%     29.11%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)              $141,884    $35,178
RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income (loss) including
   reimbursement/waiver              1.18%      0.31%
   Operating expenses
   including
   reimbursement/waiver              1.27%      2.05%
   Operating expenses
   excluding
   reimbursement/waiver              1.45%      2.28%
Portfolio turnover rate                93%        93%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.02, $0.01, $0.07(4), $0.10 and $0.18, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.09), $(0.10), $(0.04)(4), $0.00 and $0.08, respectively.

(2) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(3) Net investment income per share and dividends in excess of net investment income were less than $0.005.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY STRATEGIC EQUITY FUND
(For a share outstanding throughout each period)


                                                                             YEARS ENDED OCTOBER 31,
                                                   ----------------------------------------------------------------------
                                                            2001                     2000                    1999
                                                   ---------------------     --------------------    --------------------
                                                   RETAIL A     RETAIL B     RETAIL A    RETAIL B    RETAIL A    RETAIL B
                                                    SHARES       SHARES       SHARES      SHARES      SHARES      SHARES
                                                   --------     --------     --------    --------    --------    --------
Net asset value, beginning of period                $10.46       $10.37        $9.89       $9.84       $9.62       $9.61
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                    0.03(4)     (0.06)(4)     0.04       (0.04)       0.04(4)    (0.02)(4)
   Net realized and unrealized gain (loss)
   on investments                                    (0.11)       (0.11)        1.75        1.75        0.27        0.26
                                                   --------     --------     --------    --------    --------    --------
Total from investment operations                     (0.08)       (0.17)        1.79        1.71        0.31        0.24
LESS DISTRIBUTIONS:
   Dividends from net investment income              (0.03)           -        (0.04)          -(5)    (0.03)          -
   Distributions from net realized capital gains     (0.33)       (0.33)       (1.18)      (1.18)      (0.01)      (0.01)
                                                   --------     --------     --------    --------    --------    --------
Total distributions                                  (0.36)       (0.33)       (1.22)      (1.18)      (0.04)      (0.01)
Net increase (decrease) in net asset value           (0.44)       (0.50)        0.57        0.53        0.27        0.23
Net asset value, end of period                      $10.02        $9.87       $10.46      $10.37       $9.89       $9.84
                                                   ========     ========     ========    ========    ========    ========
Total return(3)                                      (0.83)%      (1.71)%      21.09%      20.33%       3.25%       2.50%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)              $8,400       $2,286       $8,505      $1,555      $8,229      $1,348
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                               0.25%       (0.53)%       0.40%      (0.35)%      0.41%      (0.24)%
   Operating expenses including
   reimbursement/waiver                               1.24%        2.02%        1.20%       1.95%       1.19%       1.84%
   Operating expenses excluding
   reimbursement/waiver                               1.50%        2.26%        1.60%       2.35%       1.63%       2.40%
Portfolio turnover rate                                 81%          81%          81%         81%         79%         79%

                                                         PERIOD ENDED
                                                           OCTOBER 31
                                                     ---------------------
                                                            1998(1)
                                                     ---------------------
                                                     RETAIL A     RETAIL B
                                                      SHARES       SHARES
                                                     --------     --------
Net asset value, beginning of period                   $10.00       $10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                          -(5)     (0.02)
   Net realized and unrealized gain (loss)
   on investments                                       (0.38)       (0.37)
                                                     --------     --------
Total from investment operations                        (0.38)       (0.39)
LESS DISTRIBUTIONS:
   Dividends from net investment income                     -            -
   Distributions from net realized capital gains            -            -
                                                     --------     --------
Total distributions                                         -            -
Net increase (decrease) in net asset value              (0.38)       (0.39)
Net asset value, end of period                          $9.62        $9.61
                                                     ========     ========
Total return(3)                                         (3.75)%(6)   (4.76)%(6)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                 $4,051         $583
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                                  0.06%(7)    (0.55)%(7)
   Operating expenses including
   reimbursement/waiver                                  1.40%(7)     2.01%(7)
   Operating expenses excluding
   reimbursement/waiver                                  2.41%(7)     3.05%(7)
Portfolio turnover rate                                    30%(6)       30%(6)

(1) The Fund commenced operations on March 4, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $0.00(4), $0.00, $0.00(4) and
    $0.00, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $(0.06)(4), $(0.08), $(0.08)(4) and $(0.06), respectively.

(3) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the year.

(5) Net investment income per share and dividends from net investment income are less than $0.005.

(6) Not Annualized.

(7) Annualized.

GALAXY EQUITY VALUE FUND
(For a share outstanding throughout each period)

                                                                                     YEARS ENDED OCTOBER 31,
                                 -----------------------------------------------------------------------------------------------
                                          2001                    2000                     1999                     1998
                                 --------------------     --------------------     --------------------     --------------------
                                 RETAIL A    RETAIL B     RETAIL A    RETAIL B     RETAIL A    RETAIL B     RETAIL A    RETAIL B
                                  SHARES      SHARES       SHARES      SHARES       SHARES      SHARES       SHARES      SHARES
                                 --------    --------     --------    --------     --------    --------     --------    --------
Net asset value,
beginning of period               $17.05      $16.73       $18.28      $18.08       $16.50      $16.44       $18.21      $18.24
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment
   income (loss)(1)                (0.02)      (0.10)       (0.02)      (0.15)       (0.03)      (0.15)        0.03       (0.08)
   Net realized and
   unrealized gain
   (loss) on investments           (1.66)      (1.64)        1.25        1.25         2.42        2.40         1.50        1.48
                                 --------    --------     --------    --------     --------    --------     --------    --------
Total from investment
operations                         (1.68)      (1.74)        1.23        1.10         2.39        2.25         1.53        1.40
LESS DISTRIBUTIONS:
   Dividends from net
   investment income                   -           -        (0.01)          -            -           -        (0.04)          -
   Dividends in excess of
   net investment income               -           -            -(3)        -            -           -            -           -
   Dividends from net
   realized capital gains          (2.89)      (2.89)       (2.45)      (2.45)       (0.61)      (0.61)       (3.20)      (3.20)
                                 --------    --------     --------    --------     --------    --------     --------    --------
Total distributions                (2.89)      (2.89)       (2.46)      (2.45)       (0.61)      (0.61)       (3.24)      (3.20)
Net increase (decrease)
in net asset value                 (4.57)      (4.63)       (1.23)      (1.35)        1.78        1.64        (1.71)      (1.80)
Net asset value,
end of period                     $12.48      $12.10       $17.05      $16.73       $18.28      $18.08       $16.50      $16.44
                                 ========    ========     ========    ========     ========    ========     ========    ========
Total return(2)                   (10.27)%    (11.00)%       7.83%       7.12%       14.63%      13.81%        9.88%       9.07%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end
   of period (in 000s)          $180,435     $25,776     $226,836     $30,555     $258,332     $30,988     $234,730     $23,103
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   (loss) including
   reimbursement/waiver            (0.17)%     (0.91)%      (0.10)%     (0.83)%      (0.16)%     (0.87)%       0.15%      (0.54)%
   Operating expenses
   including
   reimbursement/waiver             1.39%       2.13%        1.36%       2.09%        1.37%       2.08%        1.37%       2.06%
   Operating expenses
   excluding
   reimbursement/ waiver            1.40%       2.15%        1.36%       2.12%        1.37%       2.08%        1.37%       2.06%
Portfolio turnover rate              127%        127%          72%         72%          75%         75%          82%         82%


                                ------------------------
                                            1997
                                   ---------------------
                                   RETAIL A     RETAIL B
                                    SHARES       SHARES
                                   --------     --------
Net asset value,
beginning of period                 $15.96      $15.99
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment
   income (loss)(1)                   0.11           -
   Net realized and
   unrealized gain
   (loss) on investments              4.16        4.17
                                   --------     --------
Total from investment
operations                            4.27        4.17
LESS DISTRIBUTIONS:
   Dividends from net
   investment income                 (0.12)      (0.02)
   Dividends in excess of
   net investment income                 -           -
   Dividends from net
   realized capital gains            (1.90)      (1.90)
                                   --------     --------
Total distributions                  (2.02)      (1.92)
Net increase (decrease)
in net asset value                    2.25        2.25
Net asset value,
end of period                       $18.21      $18.24
                                   ========     ========
Total return(2)                      29.48%      28.60%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end
   of period (in 000s)            $182,641     $14,958
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   (loss) including
   reimbursement/waiver               0.63%      (0.13)%
   Operating expenses
   including
   reimbursement/waiver               1.38%       2.07%
   Operating expenses
   excluding
   reimbursement/ waiver              1.38%       2.38%
Portfolio turnover rate                111%        111%


(1) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.02), $(0.02), $(0.03), $0.03 and
    $0.11, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.10), $(0.15),
    $(0.15), $(0.08) and $(0.03), respectively.

(2) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(3) Dividends in excess of net investment income per share were less than $0.005.

GALAXY EQUITY GROWTH FUND
(For a share outstanding throughout each period)

                                                             YEARS ENDED OCTOBER 31,
                                   -----------------------------------------------------------------------
                                            2001                     2000                     1999
                                   ---------------------     --------------------     --------------------
                                   RETAIL A     RETAIL B     RETAIL A    RETAIL B     RETAIL A    RETAIL B
                                    SHARES       SHARES       SHARES      SHARES       SHARES      SHARES
                                   --------     --------     --------    --------     --------    --------
Net asset value,
beginning of period                 $32.31       $31.22       $28.99       $28.27       $24.47      $24.07
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment
   income (loss)(1)                  (0.07)       (0.21)       (0.10)(3)    (0.35)(3)    (0.06)      (0.20)
   Net realized and
   unrealized gain (loss)
   on investments                    (8.91)       (8.59)        5.14         5.02         6.48        6.30
                                   --------     --------     --------    --------     --------    --------
Total from investment
operations                           (8.98)       (8.80)        5.04         4.67         6.42        6.10
LESS DISTRIBUTIONS:
   Dividends from net
   investment income                     -            -            -            -            -           -
   Dividends in excess of
   net investment income                 -            -            -            -            -           -
   Dividends from net
   realized capital gains            (3.63)       (3.63)       (1.72)       (1.72)       (1.90)      (1.90)
                                   --------     --------     --------    --------     --------    --------
Total dividends                      (3.63)       (3.63)       (1.72)       (1.72)       (1.90)      (1.90)
Net increase (decrease)
in net asset value                  (12.61)      (12.43)        3.32         2.95         4.52        4.20
Net asset value,
end of period                       $19.70       $18.79       $32.31       $31.22       $28.99      $28.27
                                   ========     ========     ========    ========     ========    ========
Total return(2)                     (30.57)%     (31.16)%      18.18%       17.29%       27.55%      26.63%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end
   of period (in 000s)            $346,214      $92,292     $580,417     $130,347     $443,639     $71,525
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   (loss) including
   reimbursement/waiver              (0.28)%      (1.08)%      (0.33)%      (1.11)%      (0.25)%     (0.96)%
   Operating expenses
   including
   reimbursement/waiver               1.31%        2.11%        1.28%        2.07%        1.34%       2.05%
   Operating expenses
   excluding
   reimbursement/waiver               1.33%        2.13%        1.28%        2.09%        1.34%       2.08%
Portfolio turnover rate                 48%          48%          54%          54%          53%         53%


                                 -----------------------------------------------
                                          1998                      1997
                                 ----------------------     --------------------
                                 RETAIL A      RETAIL B     RETAIL A    RETAIL B
                                  SHARES        SHARES       SHARES      SHARES
                                 --------      --------     --------    --------
Net asset value,
beginning of period                $25.14       $24.91       $20.37      $20.26
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment
   income (loss)(1)                  0.01        (0.16)3       0.07       (0.09)(3)
   Net realized and
   unrealized gain (loss)
   on investments                    3.19         3.16         6.05        6.02
                                 --------      --------     --------    --------
Total from investment
operations                           3.20         3.00         6.12        5.93
LESS DISTRIBUTIONS:
   Dividends from net
   investment income                (0.03)           -        (0.07)          -
   Dividends in excess of
   net investment income                -(4)         -(4)         -           -
   Dividends from net
   realized capital gains           (3.84)       (3.84)       (1.28)      (1.28)
                                 --------      --------     --------    --------
Total dividends                     (3.87)       (3.84)       (1.35)      (1.28)
Net increase (decrease)
in net asset value                  (0.67)       (0.84)        4.77        4.65
Net asset value,
end of period                      $24.47       $24.07       $25.14      $24.91
                                 ========      ========     ========    ========
Total return(2)                     14.73%       13.98%       31.61%      30.78%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end
   of period (in 000s)           $312,951      $34,693     $226,330     $20,363
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   (loss) including
   reimbursement/waiver              0.02%       (0.68)%       0.30%      (0.40)%
   Operating expenses
   including
   reimbursement/waiver              1.34%        2.04%        1.37%       2.07%
   Operating expenses
   excluding
   reimbursement/waiver              1.34%        2.04%        1.37%       2.30%
Portfolio turnover rate                60%          60%          66%         66%


(1) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.08), ($0.10)(3), $(0.06), $0.01 and
    $0.07, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.21),
    $(0.35)(3), $(0.21), $(0.16)(3) and $(0.14)(3), respectively.

(2) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the year.

(4) Dividends in excess of net investment income per share were less than $0.005.

GALAXY GROWTH FUND II
(For a share outstanding throughout each period)

                                                                        YEAR ENDED             PERIOD ENDED
                                                                        OCTOBER 31,             OCTOBER 31,
                                                                   --------------------    ---------------------
                                                                           2001                  2000(1,2)
                                                                   --------------------    ---------------------
                                                                   RETAIL A    RETAIL B    RETAIL A     RETAIL B
                                                                    SHARES      SHARES      SHARES       SHARES
                                                                   --------    --------    --------     --------
Net asset value, beginning of period                                $14.68      $14.68      $13.47       $13.47
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(3)                                   (0.07)(5)   (0.15)(5)   (0.04)(5)    (0.03)(5)
   Net realized and unrealized gain (loss)
   on investments                                                    (4.23)      (4.23)       1.25         1.24
                                                                   --------    --------    --------     --------
Total from investment operations                                     (4.30)      (4.38)       1.21         1.21
LESS DISTRIBUTIONS:
   Dividends from net investment income                                  -           -           -            -
   Dividends from net realized capital gains                         (1.28)      (1.28)          -            -
   Dividends in excess of net realized capital gains                     -(6)        -(6)        -            -
                                                                   --------    --------    --------     --------
Total distributions                                                  (1.28)      (1.28)          -            -
Net increase (decrease) in net asset value                           (5.58)      (5.66)       1.21         1.21
Net asset value, end of period                                       $9.10       $9.02      $14.68       $14.68
                                                                   ========    ========    ========     ========
Total return(4)                                                     (30.96)%    (31.46)%      8.91%(7)     8.76%(7)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                             $37,611        $911      $1,638         $688
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including reimbursement/waiver       (0.75)%     (1.45)%     (0.65)%(8)   (1.29)%(8)
   Operating expenses including reimbursement/waiver                  1.22%       1.92%       1.23%(8)     1.87%(8)
   Operating expenses excluding reimbursement/waiver                  1.45%       2.46%       1.35%(8)     2.25%(8)
Portfolio turnover rate                                                 51%         51%         28%(7)       28%(7)


(1) The Fund commenced operations on March 28, 1996 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares or BKB Shares of the Galaxy Growth Fund II. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.

(2) The Fund began offering Retail A Shares and Retail B Shares on June 26,
    2000.

(3) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and or the Administrator for Retail A Shares for the year ended October 31, 2001 and period ended October 31, 2000 were $(0.10)(5) and $(0.04)(5), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the year ended October 31, 2001 and period ended October 31, 2000 were $(0.21)(5) and $(0.03)(5), respectively.

(4) Calculation does not include the effect of any sale charges for Retail A Shares and Retail B Shares.

(5) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(6) Dividends in excess of net realized capital gains per share were less than $0.005.

(7) Not Annualized.

(8) Annualized.

GALAXY INTERNATIONAL EQUITY FUND
(For a share outstanding throughout each period)

                                                                         YEARS ENDED OCTOBER 31
                                                ----------------------------------------------------------------------------------
                                                       2001                  2000                1999             1998      1997
                                                -------------------   -------------------  -------------------  --------  --------
                                                RETAIL A   RETAIL B    RETAIL A  RETAIL B  RETAIL A  RETAIL B   RETAIL A  RETAIL A
                                                 SHARES     SHARES      SHARES    SHARES    SHARES   SHARES(1)   SHARES    SHARES
                                                --------   --------   ---------  --------  --------  ---------  --------  --------
Net asset value, beginning of period             $19.44     $19.28      $20.86    $20.80    $16.75    $16.85     $15.18    $13.94
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                 0.03      (0.10)      0.41(4)   0.22(4)   0.01(4)   (0.09)(4)   0.07      0.01
   Net realized and unrealized gain
   (loss) on investments                          (5.75)     (5.72)      (0.59)    (0.55)     4.72      4.74       1.93      2.09
                                                --------   --------   ---------  --------  --------  ---------  --------  --------
Total from investment operations                  (5.72)     (5.82)      (0.18)    (0.33)     4.73      4.65       2.00      2.10
LESS DISTRIBUTIONS:
   Dividends from net investment income           (0.28)     (0.14)      (0.05)        -     (0.05)    (0.13)     (0.07)    (0.18)
   Dividends from net realized capital gains      (2.28)     (2.28)      (1.19)    (1.19)    (0.57)    (0.57)     (0.36)    (0.68)
                                                --------   --------   ---------  --------  --------  ---------  --------  --------
Total distributions                               (2.56)     (2.42)      (1.24)    (1.19)    (0.62)    (0.70)     (0.43)    (0.86)
Net increase (decrease) in net asset value        (8.28)     (8.24)      (1.42)    (1.52)     4.11      3.95       1.57      1.24
Net asset value, end of period                  $ 11.16     $11.04      $19.44    $19.28    $20.86    $20.80     $16.75    $15.18
                                                ========   ========   =========  ========  ========  =========  ========  ========
Total return(3)                                  (33.35)%   (33.95)%     (1.49)%   (2.22)%   29.04%    28.41%     13.64%    15.88%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)          $65,749     $6,988    $120,351    $8,297   $89,327    $2,189    $66,541   $56,592
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss)
   including reimbursement/waiver                  0.11%     (0.89)%      1.83%     1.02%     0.03%    (0.45)%     0.39%     0.03%
   Operating expenses including
   reimbursement/waiver                            1.34%      2.34%       1.32%     2.14%     1.48%     1.96%      1.48%     1.60%
   Operating expenses excluding
   reimbursement/waiver                            1.64%      2.66%       1.57%     2.64%     1.73%     2.70%      1.73%     1.85%
Portfolio turnover rate                              60%        60%         50%       50%       45%       45%        49%       45%

(1) The Fund began issuing Retail B Shares on November 1, 1998.

(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.05), $0.35(4), $(0.04)(4), $0.03 and
    $(0.01), respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000 and 1999 were $(0.14), $0.11(4) and $(0.25)(4), respectively.

(3) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the year.

GALAXY PAN ASIA FUND
(For a share outstanding throughout each period)

                                                                      YEAR ENDED            PERIOD ENDED
                                                                      OCTOBER 31,            OCTOBER 31,
                                                                  --------------------   --------------------
                                                                          2001                 2000(1)
                                                                  --------------------   --------------------
                                                                  RETAIL A    RETAIL B   RETAIL A    RETAIL B
                                                                   SHARES      SHARES     SHARES      SHARES
                                                                  --------    --------   --------    --------
Net asset value, beginning of period                                $9.44       $9.43     $10.00      $10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                                  (0.01)      (0.08)      0.02(4)     0.01(4)
   Net realized and unrealized (loss)
   on investments                                                   (3.00)      (2.98)     (0.58)      (0.58)
                                                                  --------    --------   --------    --------
Total from investment operations                                    (3.01)      (3.06)     (0.56)      (0.57)
LESS DISTRIBUTIONS:
   Dividends from net realized capital gains                        (0.10)      (0.10)         -           -
   Dividends in excess of net realized capital gains                    -(5)        -(5)       -           -
                                                                  --------    --------   --------    --------
Total distributions                                                 (0.10)      (0.10)         -           -
Net (decrease) in net asset value                                   (3.11)      (3.16)     (0.56)      (0.57)
Net asset value, end of period                                      $6.33       $6.27      $9.44       $9.43
                                                                  ========    ========   ========    ========
Total return(3)                                                    (32.19)%    (32.69)%    (5.60)%(6)  (5.80)%(6)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                               $178         $13       $201         $20
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including reimbursement/waiver      (0.27)%     (1.00)%     1.23%(7)    0.52%(7)
   Operating expenses including reimbursement/waiver                 1.95%       2.68%      1.95%(7)    2.67%(7)
   Operating expenses excluding reimbursement/waiver                10.21%       9.64%      8.31%(7)    8.22%(7)
Portfolio turnover rate                                               155%        155%        32%(6)      32%(6)

(1) The Fund began offering Retail A Shares and Retail B Shares on September 1, 2000.

(2) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(0.31) and $(0.08)(4), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(0.63) and $(0.05)(4), respectively.

(3) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(5) Dividends in excess of net realized capital gains per share were less than $0.005.

(6) Not Annualized.

(7) Annualized.

GALAXY SMALL CAP VALUE FUND
(For a share outstanding throughout each period)

                                                                             YEARS ENDED OCTOBER 31,
                                              ------------------------------------------------------------------------------
                                                     2001                2000                1999           1998      1997
                                              ------------------  ------------------  ------------------- --------  --------
                                              RETAIL A  RETAIL B  RETAIL A  RETAIL B  RETAIL A  RETAIL B  RETAIL A  RETAIL A
                                               SHARES    SHARES    SHARES    SHARES    SHARES   SHARES(1)  SHARES    SHARES
                                              --------  --------  --------  --------  --------  --------- --------  --------
Net asset value, beginning of period           $14.25    $14.13     12.98    12.96     $13.53    $13.59   $18.29    $14.75
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                  -(4)  (0.11)(4)  0.01(4) (0.10)(4)   0.02     (0.04)    0.08     (0.04)(4)
   Net realized and unrealized gain (loss)
   on investments                                1.59      1.57      2.63     2.63       0.73      0.68    (2.08)     5.72
                                              --------  --------  --------  --------  --------  --------- --------  --------
Total from investment operations                 1.59      1.46      2.64     2.53       0.75      0.64    (2.00)     5.68
LESS DISTRIBUTIONS:
   Dividends from net investment income         (0.01)        -     (0.01)       -      (0.03)        -    (0.08)        -
   Dividends from net realized capital gains    (1.87)    (1.87)    (1.36)   (1.36)     (1.27)    (1.27)   (2.68)    (2.14)
                                              --------  --------  --------  --------  --------  --------- --------  --------
Total distributions                             (1.88)    (1.87)    (1.37)   (1.36)     (1.30)    (1.27)   (2.76)    (2.14)
Net increase (decrease) in net asset value      (0.29)    (0.41)     1.27     1.17      (0.55)    (0.63)   (4.76)     3.54
Net asset value, end of period                 $13.96    $13.72    $14.25   $14.13     $12.98    $12.96   $13.53    $18.29
                                              ========  ========  ========  ========  ========  ========= ========  ========
Total return(3)                                 12.66%    11.73%    21.96%   21.06%      5.68%     4.80%  (12.52)%   43.58%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)       $100,159    $5,278   $87,457   $2,838    $80,870    $1,637  $87,781   $63,658
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                         (0.02)%   (0.80)%    0.08%   (0.71)%     0.13%    (0.66)%   0.38%    (0.25)%
   operating expenses including
   reimbursement/waiver                          1.42%     2.21%     1.44%    2.23%      1.31%     2.10%    1.31%     1.30%
   Operating expenses excluding
   reimbursement/waiver                          1.42%     2.21%     1.55%    2.41%      1.59%     2.88%    1.45%     1.52%
Portfolio turnover rate                            46%       46%       43%      43%        42%       42%      33%       52%

(1) The Fund began issuing Retail B Shares on November 1, 1998.

(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.00(4), 0.00(4), $(0.02), $0.05 and
    $(0.02)(4), respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000 and 1999 were $0.07(4), (0.12)(4) and
    $(0.09), respectively.

(3) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the periods indicated.

GALAXY SMALL COMPANY EQUITY FUND
(For a share outstanding throughout each period)

                                                                    YEARS ENDED OCTOBER 31,
                             ------------------------------------------------------------------------------------------------
                                     2001               2000              1999                1998                1997
                             ------------------  ------------------ ------------------  -----------------  ------------------
                             RETAIL A  RETAIL B  RETAIL A  RETAIL B RETAIL A  RETAIL B  RETAIL A RETAIL B  RETAIL A  RETAIL B
                              SHARES    SHARES    SHARES    SHARES   SHARES    SHARES    SHARES   SHARES    SHARES    SHARES
                             --------  --------  --------  -------- --------  --------  -------- --------  --------  --------
Net asset value,
beginning of period           $21.75    $21.10    $15.66    $15.31   $13.63    $13.39    $20.94   $ 20.73    $19.96   $19.91
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment (loss)(1)    (0.17)    (0.25)    (0.22)    (0.37)   (0.23)    (0.34)    (0.19)    (0.30)    (0.18)   (0.21)
   Net realized and
unrealized gain
(loss) on investments          (3.23)    (3.15)     6.31      6.16     2.26      2.26     (4.86)    (4.78)     3.54     3.41
                             --------  --------  --------  -------- --------  --------  -------- --------  --------  --------
Total from investment
operations                     (3.40)    (3.40)     6.09      5.79     2.03      1.92     (5.05)    (5.08)     3.36     3.20
LESS DISTRIBUTIONS:
   Dividends from net
realized capital gains         (3.40)    (3.40)        -         -        -         -     (2.26)    (2.26)    (2.38)   (2.38)
   Dividends in excess of
net realized capital gains         -(3)      -(3)      -         -        -         -         -         -         -        -
                             --------  --------  --------  -------- --------  --------  -------- --------  --------  --------
Total dividends                (3.40)    (3.40)        -         -        -         -     (2.26)    (2.26)    (2.38)   (2.38)
Net increase (decrease)
in net asset value             (6.80)    (6.80)     6.09      5.79     2.03      1.92     (7.31)    (7.34)     0.98     0.82
Net asset value,
end of period                 $14.95    $14.30    $21.75    $21.10   $15.66    $15.31    $13.63    $13.39    $20.94   $20.73
                             ========  ========  ========  ======== ========  ========  ======== ========  ========  ========
Total return(2)               (17.03)%  (17.66)%   38.89%    37.82%   14.89%    14.34%   (26.26)%  (26.72)%   19.08%   18.23%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
period (in 000s)             $84,332   $15,190  $125,427   $18,936  $87,921   $12,212   $95,831   $12,565  $135,593  $14,731
RATIOS TO AVERAGE NET ASSETS:
   Net investment (loss)
including
reimbursement/waiver           (0.91)%   (1.74)%   (0.99)%   (1.79)%  (1.41)%   (2.04)%   (1.13)%   (1.78)%   (1.02)%  (1.76)%
   Operating expenses
including
reimbursement/waiver            1.42%     2.25%     1.44%     2.24%    1.53%     2.16%     1.46%     2.11%     1.46%    2.20%
   Operating expenses
excluding
reimbursement/waiver            1.42%     2.25%     1.44%     2.25%    1.54%     2.32%     1.47%     2.16%     1.48%    2.44%
Portfolio turnover rate           75%       75%       91%       91%     105%      105%       78%       78%       69%      69%


(1) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.17), $(0.22), $(0.23), $(0.19) and $(0.18), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.25), $(0.38), $(0.37), $(0.30) and
    $(0.24), respectively.

(2) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(3) Dividends in excess of net realized capital gains per share were less than $0.005.

GALAXY LARGE CAP VALUE FUND
(For a share outstanding throughout each period)

                                  TEN MONTH
                                 PERIOD ENDED                                YEARS ENDED DECEMBER 31,
                                  OCTOBER 31,           ------------------------------------------------------------
                                    2001(1)                     2000                 1999               1998
                              ---------------------     -------------------   ------------------  ------------------
                              RETAIL A     RETAIL B     RETAIL A   RETAIL B   RETAIL A  RETAIL B  RETAIL A  RETAIL B
                               SHARES       SHARES       SHARES     SHARES     SHARES    SHARES    SHARES    SHARES
                              --------     --------     --------   --------   --------  --------  -------- ---------
Net asset value, beginning
of period                      $16.32       $16.06       $17.87     $17.71     $15.91    $15.85    $12.90    $12.87
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment
   income (loss)(3)              0.02        (0.07)        0.03      (0.09)      0.04     (0.07)     0.11      0.03
   Net realized and
   unrealized gain
   (loss) on investments        (3.67)       (3.60)       (0.59)     (0.59)      2.15      2.12      3.36      3.33
                              --------     --------     --------   --------   --------  --------  -------- ---------
Total from investment
operations                      (3.65)       (3.67)       (0.56)     (0.68)      2.19      2.05      3.47      3.36
LESS DISTRIBUTIONS:
   Dividends from net
   investment income            (0.02)           -        (0.02)         -      (0.04)        -     (0.09)    (0.01)
   Dividends from net
   realized capital gains           -            -        (0.97)     (0.97)     (0.19)    (0.19)    (0.37)    (0.37)
                              --------     --------     --------   --------   --------  --------  -------- ---------
Total distributions             (0.02)           -        (0.99)     (0.97)     (0.23)    (0.19)    (0.46)    (0.38)
Net increase (decrease)
in net asset value              (3.67)       (3.67)       (1.55)     (1.65)      1.96      1.86      3.01      2.98
Net asset value, end
of period                      $12.65       $12.39       $16.32     $16.06     $17.87    $17.71    $15.91    $15.85
                              ========     ========     ========   ========   ========  ========  ======== =========
Total return(4)                (22.40)%(5)  (22.85)%(5)   (3.14)%    (3.92)%    13.77%    12.95%    27.18%    26.33%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)           $10,738      $19,810      $16,669     $33,757   $20,025   $34,744   $18,546   $19,577
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   (loss) including
   reimbursement/waiver          0.20%(6)    (0.55)%(6)    0.16%      (0.59)%    0.22%    (0.55)%    0.58%    (0.18)%
   Operating expenses
   including reimbursement/
   waiver                        1.24%(6)     1.99%(6)     1.25%       2.00%     1.19%     1.95%     1.05%     1.80%
   Operating expenses
   excluding reimbursement/
   waiver                        1.33%(6)     2.10%(6)     1.32%       2.08%     1.31%     2.06%     1.32%     2.07%
Portfolio turnover rate            15%(5)       15%(5)       22%         22%       19%       19%       20%       20%


                                     YEARS ENDED DECEMBER 31,
                                --------------------------------
                                        1997              1996
                                --------------------    --------
                                RETAIL A    RETAIL B    RETAIL A
                                 SHARES     SHARES(2)    SHARES
                                --------    ---------   --------
Net asset value, beginning
of period                        $13.35      $14.81      $12.83
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment
   income (loss)(3)                0.15        0.04        0.19
   Net realized and
   unrealized gain
   (loss) on investments           3.20        1.73        2.51
                                --------    ---------   --------
Total from investment
operations                         3.35        1.77        2.70
LESS DISTRIBUTIONS:
   Dividends from net
   investment income              (0.14)      (0.05)      (0.18)
   Dividends from net
   realized capital gains         (3.66)      (3.66)      (2.00)
                                --------    ---------   --------
Total distributions               (3.80)      (3.71)      (2.18)
Net increase (decrease)
in net asset value                (0.45)      (1.94)       0.52
Net asset value, end
of period                        $12.90      $12.87      $13.35
                                ========    =========   ========
Total return(4)                   25.51%      19.17%(6)   21.15%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)             $13,923      $5,072     $10,000
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   (loss) including
   reimbursement/waiver            0.98%       0.09%(6)    1.42%
   Operating expenses
   including reimbursement/
   waiver                          1.05%       1.80%(6)    1.05%
   Operating expenses
   excluding reimbursement/
   waiver                          1.31%       2.07%(6)    1.33%
Portfolio turnover rate              80%         80%         85%


(1) The Fund commenced operations on April 1, 1992 as a separate portfolio (the "Predecessor Pillar Fund") of the Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. prior to the reorganization, the Predecessor Pillar Fund offered and sold three series of shares, Class A Shares, Class B Shares and Class I Shares, that were similar to the Fund's Retail A Shares, Retail B Shares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class A Shares and Class B Shares for Retail A Shares and Retail B Shares, respectively, of the Galaxy Large Cap Value Fund.

(2) The Predecessor Pillar Fund began issuing Class B Shares on May 12, 1997.

(3) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the period ended October 31, 2001 was $0.01. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $(0.09).

(4) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(5) Not Annualized.

(6) Annualized.

GALAXY LARGE CAP GROWTH FUND
(For a share outstanding throughout each period)

                                      TEN MONTH PERIOD
                                      ENDED OCTOBER 31,                  YEARS ENDED DECEMBER 31,
                                  ------------------------     ----------------------------------------------
                                           2001(1)                     2000                  1999
                                  ------------------------     --------------------   --------------------
                                  RETAIL A        RETAIL B     RETAIL A    RETAIL B   RETAIL A    RETAIL B
                                   SHARES          SHARES       SHARES      SHARES     SHARES      SHARES
                                  --------        --------     --------    --------   --------    --------
Net asset value,
beginning of period                $11.11         $10.76        $14.15      $13.86     $11.52      $11.41
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment income
   (loss)(4)                        (0.03)(6)      (0.09)(6)         -       (0.05)     (0.07)      (0.10)
   Net realized and
   unrealized gain
   (loss) on investments            (3.58)         (3.44)        (1.63)      (1.64)      5.30        5.15
                                  --------        --------     --------    --------   --------    --------
Total from investment
operations                          (3.61)         (3.53)        (1.63)      (1.69)      5.23        5.05
LESS DISTRIBUTIONS:
   Dividends from net
   realized capital gains               -              -         (1.41)      (1.41)     (2.60)      (2.60)
                                  --------        --------     --------    --------   --------    --------
Total distributions                     -              -         (1.41)      (1.41)     (2.60)      (2.60)
Net increase (decrease)
in net asset value                  (3.61)         (3.53)        (3.04)      (3.10)      2.63        2.45
Net asset value,
end of period                       $7.50          $7.23        $11.11      $10.76     $14.15      $13.86
                                  ========        ========     ========    ========   ========    ========
Total return(5)                    (32.49)%(7)    (32.81)%(7)   (12.02)%    (12.71)%    49.12%      47.97%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)                $4,665        $23,925        $7,869     $43,206     $5,376     $23,446
RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income (loss) including
   reimbursement/waiver             (0.42)%(8)     (1.16)%      (0.55)%     (1.30)%    (0.56)%     (1.32)%
   Operating expenses
   including
   reimbursement/waiver               1.26%(8)      2.00%(8)      1.25%       2.00%      1.19%       1.97%
   Operating expenses
   excluding
   reimbursement/waiver               1.36%(8)      2.14%(8)      1.33%       2.08%      1.31%       2.07%
Portfolio turnover rate                 39%(7)        39%(7)        80%         80%        65%         65%


                                         YEARS ENDED DECEMBER 31,
                                 -------------------------------------------
                                         1998                  1997
                                 -------------------  ----------------------
                                 RETAIL A   RETAIL B  RETAIL A     RETAIL B
                                  SHARES     SHARES   SHARES(2)    SHARES(3)
                                 --------   --------  ---------    ---------
Net asset value,
beginning of period                $9.25      $9.18    $10.00       $10.41
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment income
   (loss)(4)                           -      (0.03)    (0.01)       (0.02)
   Net realized and
   unrealized gain
   (loss) on investments            2.73       2.72      1.24         0.77
                                 --------   --------  ---------    ---------
Total from investment
operations                          2.73       2.69      1.23         0.75
LESS DISTRIBUTIONS:
   Dividends from net
   realized capital gains          (0.46)     (0.46)    (1.98)       (1.98)
                                 --------   --------  ---------    ---------
Total distributions                (0.46)     (0.46)    (1.98)       (1.98)
Net increase (decrease)
in net asset value                  2.27       2.23     (0.75)       (1.23)
Net asset value,
end of period                     $11.52     $11.41     $9.25        $9.18
                                 ========   ========  =========    =========
Total return(5)                    30.69%     30.47%    14.13%(8)    13.01%(8)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)               $3,634     $6,061      $432         $357
RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income (loss) including
   reimbursement/waiver            (0.41)%    (1.16)%   (0.28)%(8)   (1.08)%(8)
   Operating expenses
   including
   reimbursement/waiver             1.05%      1.80%     1.05%(8)     1.80%(8)
   Operating expenses
   excluding
   reimbursement/waiver             1.32%      2.08%     1.32%(8)     2.09%(8)
Portfolio turnover rate               88%        88%      115%         115%


(1) The Fund commenced operations on February 3, 1997 as a separate portfolio (the "Predecessor Pillar Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold three series of shares, Class A Shares, Class B Shares and Class I Shares, that were similar to the Fund's Retail A Shares, Retail B Shares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class A Shares and Class B Shares for Retail A Shares and Retail B Shares, respectively, of the Galaxy Large Cap Growth Fund.

(2) The Predecessor Pillar Fund began offering Class A Shares on February 3,
    1997.

(3) The Predecessor Pillar Fund began offering Class B Shares on May 21, 1997.

(4) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the period ended October 31, 2001 was $(0.04)(6). Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $(0.11)(6).

(5) Calculation does not include the effect of any sales charges on Retail A Shares and Retail B Shares.

(6) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(7) Not Annualized.

(8) Annualized.

                       This page intentionally left blank

WHERE TO FIND MORE INFORMATION
You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.







Galaxy's Investment Company Act File No. is 811-4636.

PROGALEQ (2/28/02)

PROSPECTUS
February 28, 2002


[GRAPHIC]

GALAXY EQUITY FUNDS

THE GALAXY FUND

GALAXY ASSET ALLOCATION FUND

GALAXY EQUITY INCOME FUND

GALAXY GROWTH AND INCOME FUND

GALAXY STRATEGIC EQUITY FUND

GALAXY EQUITY VALUE FUND

GALAXY EQUITY GROWTH FUND

GALAXY GROWTH FUND II

GALAXY INTERNATIONAL EQUITY FUND

GALAXY PAN ASIA FUND

GALAXY SMALL CAP VALUE FUND

GALAXY SMALL COMPANY EQUITY FUND

GALAXY LARGE CAP VALUE FUND

GALAXY LARGE CAP GROWTH FUND

TRUST SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[LOGO] Galaxy Funds

CONTENTS



1  RISK/RETURN SUMMARY

1  Introduction

2  Galaxy Asset Allocation Fund
7  Galaxy Equity Income Fund
11 Galaxy Growth and Income Fund
15 Galaxy Strategic Equity Fund
19 Galaxy Equity Value Fund
23 Galaxy Equity Growth Fund
27 Galaxy Growth Fund II
32 Galaxy International Equity Fund
37 Galaxy Pan Asia Fund
42 Galaxy Small Cap Value Fund
46 Galaxy Small Company Equity Fund
50 Galaxy Large Cap Value Fund
54 Galaxy Large Cap Growth Fund
58 Additional information about risk
59 Investor guidelines

60 FUND MANAGEMENT

62 HOW TO INVEST IN THE FUNDS

62 Buying and selling shares
62   HOW TO BUY SHARES
63   HOW TO SELL SHARES
63   OTHER TRANSACTION POLICIES

64 DIVIDENDS, DISTRIBUTIONS AND TAXES

66 FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION



THIS PROSPECTUS describes the Galaxy Equity Funds. Each Fund invests primarily or to a significant degree in equity securities, such as common stock, preferred stock and securities that are convertible into common stock.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-    the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-    the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?
Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you.

Equity funds are generally best suited to investors seeking growth of their investment over time and who are prepared to accept the risks associated with equity securities. Equity funds have the potential for higher returns than other funds, such as bond funds or money market funds, but also carry more risk.

Different equity funds have different levels of risk. They have varying objectives and investment styles, and some are considered more aggressive than others. Generally, a fund's objective and the types of investments it makes can help you gauge its level of risk. On page 59, you'll find a table that gives a general overview of the risk spectrum of the Galaxy Equity Funds.


THE FUNDS' INVESTMENT ADVISER
Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

GALAXY ASSET ALLOCATION FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of the Fund's assets.


THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund aims to provide income that is higher than the average income provided by stocks included in popular stock market indices. The Adviser interprets "popular stock market indices" to mean the Dow Jones Industrial Average of 30 major companies and the Standard & Poor's 500 Composite Stock Price Index (commonly referred to as the S&P 500). Due to the Fund's expenses, however, net income paid to you may be less than the average income provided by these indices. The Fund also seeks long-term growth in the value of its assets. The Adviser attempts to achieve these goals and reduce risk by allocating the Fund's assets among short-term debt securities, common stocks, preferred stocks and bonds.

The Fund seeks a mix of stocks and bonds that will produce both income and long-term capital growth. This mix will change from time to time as a result of economic and market conditions. However, the Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

Debt securities purchased by the Fund will be of investment grade quality, which means that they will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

In selecting portfolio securities for the Fund, the Adviser's investment policy committee develops an economic outlook and sets guidelines for the industries and sectors in which the Fund should invest. In selecting equity securities, the Adviser favors stocks with long-term growth potential that are expected to outperform their peers over time. The Adviser also forecasts the direction and degree of change in long-term interest rates to help in the selection of fixed income securities.

The Fund will sell a security when, as a result of changes in the economy, the Adviser determines it is appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of a deterioration in the performance of the security or in the


[SIDEBAR]
CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

financial condition of the issuer of the security.

The Fund may trade its investments frequently in trying to achieve its investment goal.


THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests a significant amount of its assets in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The value of fixed income investments such as bonds are affected by movements in interest rates. Bond prices tend to fall when interest rates rise and to rise when interest rates fall.
- CREDIT RISK - The value of fixed income investments also depends on the ability of an issuer to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its securities will decline. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain fixed income investments held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- PORTFOLIO COMPOSITION - The level of risk could increase if a larger percentage of the Fund is invested in one particular asset class, such as stocks or bonds. However, asset allocation funds are generally less volatile than portfolios that contain only stocks.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.
- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]


           1992          6.58%
           1993          8.08%
           1994         -2.29%
           1995         30.54%
           1996         15.36%
           1997         19.86%
           1998         17.89%
           1999          7.41%
           2000          2.08%
           2001         -8.12%


BEST QUARTER
11.74% for the quarter ending December 31, 1998

WORST QUARTER
-8.14% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                            SINCE
                               1 YEAR       5 YEARS      10 YEARS       INCEPTION
--------------------------------------------------------------------------------------------
Trust Shares
Before Taxes                   -8.12%         7.32%         9.20%          9.20% (12/30/91)
--------------------------------------------------------------------------------------------
Trust Shares After Taxes
on Distributions               -8.83%         5.61%         7.71%          7.71% (12/30/91)
--------------------------------------------------------------------------------------------
Trust Shares After Taxes
on Distributions and
Sale of Fund Shares            -4.95%         5.41%         7.12%          7.12% (12/30/91)
--------------------------------------------------------------------------------------------
S&P 500
(reflects no deduction for
fees, expenses or taxes)      -11.88%        10.70%        12.93%         12.93% (since 12/31/91)
--------------------------------------------------------------------------------------------
DJIA
(reflects no deduction for
fees, expenses or taxes)       -7.10%         9.22%        12.20%         12.20% (since 12/31/91)
--------------------------------------------------------------------------------------------


[SIDEBAR]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

The Dow Jones Industrial Average (DJIA) is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
-------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)        None             0.36%          1.11%(1)


(1)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.74%. Total Fund operating expenses after this waiver are expected to be 1.10%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                    1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------
Trust Shares          $113         $353        $612       $1,352


[SIDEBAR]

PORTFOLIO MANAGERS

The Fund's portfolio managers are Donald Jones, a Vice President of the Adviser, and David Lindsay, CFA, a Senior Vice President of the Adviser. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones has managed the equity portion of the Fund's portfolio, including determining the allocation of the Fund's assets between equities and fixed income investments, since May of 1995. He has been with the Adviser and its predecessors since 1977. Mr. Lindsay has managed the fixed income portion of the Fund since January of 1997. He has been with the Adviser and its predecessors since 1986.

GALAXY EQUITY INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks current income and capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 75% of its total assets in a diversified portfolio of income-producing (dividend-paying) equity securities, primarily common stocks. The Adviser looks for investments that offer dividends, prospects for dividend growth and capital appreciation. However, the Fund's portfolio may include securities that offer only growth potential or only income potential.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

           1992          7.43%
           1993          8.05%
           1994          0.88%
           1995         33.73%
           1996         17.06%
           1997         26.01%
           1998         16.10%
           1999          4.84%
           2000          6.42%
           2001         -7.63%

BEST QUARTER
13.37% for the quarter ending June 30, 1997

WORST QUARTER -8.31% for the quarter ending September 30, 1998

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                            SINCE
                              1 YEAR        5 YEARS      10 YEARS       INCEPTION
--------------------------------------------------------------------------------------------------
Trust Shares
Before Taxes                  -7.63%          8.56%        10.70%          11.65% (12/14/90)
--------------------------------------------------------------------------------------------------
Trust Shares After Taxes
on Distributions              -8.98%          5.57%         8.19%           9.20% (12/14/90)
--------------------------------------------------------------------------------------------------
Trust Shares After Taxes
on Distributions and
Sale of Fund Shares           -3.92%          6.54%         8.28%           9.16% (12/14/90)
--------------------------------------------------------------------------------------------------
S&P 500
(reflects no deduction for
fees, expenses or taxes)     -11.88%         10.70%        12.93%          14.58% (since 11/30/90)
--------------------------------------------------------------------------------------------------


[SIDEBAR]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
----------------------------------------------------------------------------------------
Trust Shares                      0.75%             None           0.17%           0.92%


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------
Trust Shares                                   $94         $293       $509        $1,131



[SIDEBAR]

PORTFOLIO MANAGER

The Fund's portfolio manager is J. Edward Klisiewicz, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz has been the Fund's portfolio manager since it began operations in 1990. He has been with the Adviser and its predecessors since 1970.

                          GALAXY GROWTH AND INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in the common stocks of U.S. companies with large market capitalizations (generally over $2 billion) that the Adviser believes offer above-average growth and dividends. The Adviser focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company. The Adviser also seeks a current yield greater than that of the S&P 500, although not all Fund investments will pay dividends.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on December 14, 1992 as a separate portfolio
(the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, of the Fund. The returns for periods prior to December 4, 1995 are for Trust Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

1993          9.56%
1994          5.12%
1995         29.67%
1996         20.20%
1997         29.66%
1998         15.96%
1999          7.09%
2000          3.95%
2001         -5.56%

[SIDENOTE]

BEST QUARTER
20.76% for the quarter ending December 31, 1998

WORST QUARTER
-13.65% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                     SINCE
                                           1 YEAR     5 YEARS    INCEPTION
                                           ------     -------    ---------
Trust Shares Before Taxes                   -5.56%     9.59%         12.35% (12/14/92)

Trust Shares After Taxes
on Distributions                            -6.29%     7.41%          9.84% (12/14/92)

Trust Shares After Taxes
on Distributions and Sale of
Fund Shares                                 -2.83%     7.45%          9.48% (12/14/92)

S&P 500
(reflects no deduction for fees,
expenses or taxes)                         -11.88%    10.70%         13.56% (since 11/30/92)


[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER      OPERATING
                                   FEES     (12b-1) FEES        EXPENSES       EXPENSES
                            -----------     ------------        --------      ----------
Trust Shares                     0.75%(1)           None           0.22%         0.97%(1)


(1)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.73%. Total Fund operating expenses after this waiver are expected to be 0.95%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                            ------      -------     -------     --------
Trust Shares                                   $99         $309        $536       $1,190


[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Gregory M. Miller, a Vice President of the Adviser. He's been primarily responsible for the day-to-day management of the Fund's investment portfolio since July 1998. Before that, Mr. Miller assisted his predecessor in managing the Fund for seven years. He joined the Adviser in 1985.

GALAXY STRATEGIC EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in U.S. equity securities, primarily common stock and securities that can be converted into common stock. The Fund's "Value Driven Growth" investment process emphasizes securities believed to have the potential for the best one- to two-year returns. These securities are generally selected from a universe of large and medium-sized companies representative of the S&P 500, although the universe of stocks monitored by the Adviser is not limited to stocks of companies included in the S&P 500. The Fund may invest up to 20% of its total assets in foreign equity securities.

In selecting individual stocks, the Adviser looks at the current price, projected earnings growth, and historical valuations to derive an estimate of return potential. The Fund may give emphasis to growth stocks, value stocks or particular industries, depending upon the Adviser's assessment of a stock's return potential relative to its price in the broader market.

The Fund will sell a portfolio security when, as a result of a decline in the security's return potential relative to that of other securities, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

[SIDENOTE]

VALUE STOCKS AND GROWTH STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios. Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.


1999          0.42%
2000         22.74%
2001          8.63%

[SIDENOTE]

BEST QUARTER
11.69% for the quarter ending June 30, 1999

WORST QUARTER
-14.44% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     SINCE
                                                       1 YEAR    INCEPTION
                                                      -------    ---------
Trust Shares Before Taxes                               8.63%         8.79% (3/4/98)

Trust Shares After Taxes
on Distributions                                        7.47%         6.69% (3/4/98)

Trust Shares After Taxes
on Distributions and Sale
of Fund Shares                                          5.81%         6.12% (3/4/98)

S&P 500
(reflects no deduction for fees,
expenses or taxes)                                    -11.88%         3.72% (since 2/28/98)


[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION         OTHER         OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
                             ----------     ------------        --------      ----------
Trust Shares                      0.75%             None           0.21%           0.96%


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR       3 YEARS     5 YEARS    10 YEARS
                                            ------       -------     -------    --------
Trust Shares                                   $98          $306        $531      $1,178


[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Scott L. Davis, CFA, a Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Davis has been with the Adviser and its predecessors since 1985 and has been the Fund's portfolio manager since November 1, 2001.

GALAXY EQUITY VALUE FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 75% of its total assets in equity securities, mainly common stocks, that the Adviser believes are undervalued. The Fund invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The Adviser uses proprietary computer models to compare share price and company value, both compared to the market and over time. This helps the Adviser to identify out-of-favor, undervalued securities (often called value stocks) which may subsequently increase in value. These models focus on fundamental aspects such as earnings and dividend growth, reinvestment of returns and the ability of companies to finance their own growth. The models also take into account factors such as how easily the stocks may be traded. The Adviser then reviews the results and looks for risks that may account for a stock's low price. It evaluates factors the computer models can't measure, such as the quality of a company's management and the impact of technological change. Stocks which pass all tests are eligible to be included in the Fund's portfolio. Fund holdings are frequently reviewed and are sold automatically when the computer models show they are overvalued.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

VALUE STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

1992          8.21%
1993         14.75%
1994          3.56%
1995         28.45%
1996         21.61%
1997         28.08%
1998         24.15%
1999          7.08%
2000         -2.90%
2001          5.34%

[SIDENOTE]

BEST QUARTER
27.21% for the quarter ending December 31, 1998

WORST QUARTER
-16.29% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                           SINCE
                                     1 YEAR    5 YEARS     10 YEARS     INCEPTION
                                    -------    -------     --------     ---------
Trust Shares Before Taxes             5.34%     11.74%       13.34%        12.97%  (9/1/88)

Trust Shares After Taxes
on Distributions                      4.82%      8.62%       10.26%        10.08%  (9/1/88)

Trust Shares After Taxes
on Distributions and Sale
of Fund Shares                        3.74%      8.85%       10.09%         9.89%  (9/1/88)

S&P 500
(reflects no deduction for fees,
expenses or taxes)                  -11.88%     10.70%       12.93%        14.42%  (since 8/31/88)

Lipper Multi-Cap Value
Funds Average
(reflects no deduction for fees,
expenses or taxes)                    1.30%      9.73%       12.31%        12.59%  (since 8/31/88)


[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[SIDENOTE]

The Lipper Multi-Cap Value Funds Average measures the performance of a select group of mutual funds with investment objectives similar to that of the Fund.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                             TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
                             ----------     ------------        --------     -----------
Trust Shares                      0.75%             None           0.25%           1.00%


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                            ------      -------     -------     --------
Trust Shares                                  $102         $318        $552       $1,225


[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is G. Jay Evans, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been the Fund's portfolio manager since 1993. He has been with the Adviser and its predecessors since 1978.

GALAXY EQUITY GROWTH FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 75% of its total assets in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

The Fund invests mainly in companies which the Adviser believes will have faster earnings growth than the economy in general. The Adviser looks for large-capitalization companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The Adviser seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

[SIDENOTE]

GROWTH STOCKS
Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

1992          6.11%
1993          5.37%
1994          0.72%
1995         34.29%
1996         20.95%
1997         30.97%
1998         26.15%
1999         26.55%
2000         -1.26%
2001        -18.60%

[SIDENOTE]

BEST QUARTER
24.20% for the quarter ending December 31, 1998

WORST QUARTER
-17.17% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001 as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     SINCE
                                   1 YEAR     5 YEARS    10 YEARS   INCEPTION
                                  -------     -------    --------   ---------
Trust Shares
Before Taxes                      -18.60%      10.94%      11.88%      13.41%  (12/14/90)

Trust Shares After Taxes
on Distributions                   -18.60%      8.93%      10.32%      11.93%  (12/14/90)

Trust Shares After Taxes
on Distributions and Sale
of Fund Shares                     -11.33%      8.85%       9.78%      11.26%  (12/14/90)

S&P 500
(reflects no deduction for fees,
expenses or taxes)                 -11.88%     10.70%      12.93%      14.58%  (since 11/30/90)


[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
                             ----------     ------------        --------      ----------

Trust Shares                    0.75%(1)            None           0.19%         0.94%(1)



(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.71%. Total Fund operating expenses after this waiver are expected to be 0.90%. This fee waiver may be revised or discontinued at any time.


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:



                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                            ------      -------     -------     --------
Trust Shares                                   $96         $300        $520       $1,155


[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Robert G. Armknecht, CFA, an Executive Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been with the Adviser and its predecessors since 1988 and has been the Fund's portfolio manager since it began operations in 1990.

GALAXY GROWTH FUND II

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with capital appreciation. Dividend income, if any, is incidental to capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in the common stock (including depositary receipts) of U.S. and foreign companies which the Adviser believes have above-average growth potential. The Fund normally invests 80% to 90% or more of its total assets in these securities, although the Fund may invest up to 35% of its total assets in other securities, such as convertible and non-convertible debt securities, preferred stock, warrants and money market instruments.

The Fund principally invests in U.S. companies with market capitalizations of at least $250 million, although the Fund also may invest in companies with smaller capitalizations. The Fund may invest up to 25% of its total assets in the securities of foreign companies, including companies in developing countries. While some of the Fund's investments may pay dividends, current income is not a consideration when selecting investments.

In selecting securities for the Fund, the Adviser uses a "bottom-up" approach. It looks for companies that it believes are in dynamic high-growth sectors of the world economy and that are thought to have dominant or strong competitive positions within their sectors. The Adviser also looks for companies thought to have quality management and that are expected to have strong earnings growth potential.

The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies (generally, those with market capitalizations below $1.5 billion) tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

- HEDGING - The Fund may engage in foreign currency transactions to hedge against the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on March 28, 1996 as the Boston 1784 Growth Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. The returns shown below for the periods prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year.

1997         13.92%
1998          1.36%
1999         70.42%
2000          0.15%
2001        -14.70%

BEST QUARTER
53.66% for the quarter ending December 31, 1999

WORST QUARTER
-24.28% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                    SINCE
                                       1 YEAR        5 YEARS    INCEPTION
                                       -------       -------    ---------
Trust Shares
Before Taxes                           -14.70%        10.95%        12.53%  (3/28/96)

Trust Shares After Taxes
on Distributions                       -14.70%         7.65%         9.59%  (3/28/96)

Trust Shares After Taxes
on Distributions and Sale
of Fund Shares                          -8.95%         8.60%        10.06%  (3/28/96)

Russell 2000 Index
(reflects no deduction for fees,
expenses or taxes)                       2.49%         7.52%         8.43%  (since 3/31/96)

Russell Midcap Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                     -20.15%         9.02%         9.66%  (since 3/31/96)



(1) The Fund has changed its benchmark index to the Russell Midcap Growth Index because this Index includes companies that more closely represent the composition of the Fund's investment portfolio than the Russell 2000 Index.


[SIDENOTE]

The Russell 2000 Index is an unmanaged index which tracks the performance of the 2000 smallest of the 3000 largest U.S. companies, based on market capitalization.

The Russell Midcap Growth Index is an unmanaged index which tracks the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest of the 1000 largest U.S. companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
                             ----------     ------------        --------      ----------
Trust Shares                      0.75%             None           0.25%           1.00%


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                            ------      -------     -------     --------
Trust Shares                                  $102         $318        $552       $1,225


[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Robert G. Armknecht, CFA, an Executive Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been with the Adviser and its predecessors since 1988 and has been the Fund's portfolio manager since October 18, 2001.

GALAXY INTERNATIONAL EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 75% of its total assets in the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.

The Sub-Adviser's investment process begins with a fundamental analysis of companies, including both bottom-up and top-down factors. Bottom-up analysis includes a thorough understanding of a company's prospects as reflected in its operating cash flow, including industry cycle, capital requirements, growth opportunities and financial structure. Top-down factors are incorporated into the Sub-Adviser's analysis of a company. For example, the Sub-Adviser considers how interest rates and currency may impact prospective cash flow and earnings. Country and market risks, both of which are critically important, are embodied in interest rates, which are the basis for risk-adjusting the Sub-Adviser's return expectations for individual companies. In this way, the Sub-Adviser arrives at a risk-adjusted return potential for each company analyzed, which then gives the Sub-Adviser the basis for comparing investment opportunities across developed and emerging markets.

The Fund will sell a security if it has achieved its performance objective, if fundamentals change performance expectations, or if alternative investments provide potentially more attractive returns.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

[SIDENOTE]
SUB-ADVISER
The Adviser has appointed Oechsle International Advisors, LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

- COUNTRY RISK - The Fund may invest 25% or more of its assets in the securities of companies located in one country. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

- HEDGING - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

- SELECTION OF INVESTMENTS - The Adviser and Sub-Adviser evaluate the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]
DERIVATIVES
A derivative is an investment whose value is based on or DERIVED from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year

           1992         -2.29%
           1993         31.62%
           1994         -2.39%
           1995         11.74%
           1996         10.74%
           1997         14.09%
           1998         21.99%
           1999         41.89%
           2000        -19.91%
           2001        -26.90%

[SIDENOTE]
BEST QUARTER
24.53% for the quarter ending December 31, 1999

WORST QUARTER
-18.34% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001 as compared to broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                    SINCE
                                 1 YEAR    5 YEARS    10 YEARS  INCEPTION
Trust Shares
Before Taxes                    -26.90%      2.95%       6.03%      6.03%   (12/30/91)

Trust Shares After Taxes
on Distributions                -27.50%      1.39%       4.82%      4.82%   (12/30/91)

Trust Shares After Taxes
on Distributions and
Sale of Fund Shares             -16.39%      2.31%       4.80%      4.80%   (12/30/91)

MSCI EAFE Index
(reflects no deduction
for fees, expenses or taxes)    -21.44%      0.89%       4.46%      4.46%   (since 12/31/91)

MSCI All Country World
ex U.S. Index(1)
(reflects no deduction
for fees, expenses or taxes)    -19.50%      0.89%       4.61%      4.61%   (since 12/31/91)


(1) The Fund has changed its benchmark index to the MSCI All Country World ex U.S. Index because this Index includes companies that better represent the composition of the Fund's portfolio than the MSCI EAFE Index.

[SIDENOTE]
The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

The Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index is an unmanaged index of global stock performance which includes developed and emerging markets but excludes the United States.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
Trust Shares                   0.88%(1)             None           0.28%        1.16%(1)


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Total Fund operating expenses after this waiver are expected to be 0.91%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
Trust Shares                                  $118         $368        $638       $1,409

[SIDENOTE]
PORTFOLIO MANAGERS
The Fund's portfolio managers are Singleton Dewey Keesler, Jr. and Kathleen Harris, CFA. They're primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Keesler is Chief Investment Officer and portfolio manager/research analyst with the Sub-Adviser. He has been associated with the Sub-Adviser and its predecessor since 1986. Ms. Harris has been a portfolio manager at the Sub-Adviser and its predecessor since January 1995. She was previously portfolio manager and investment director for the State of Wisconsin Investment Board. Mr. Keesler and Ms. Harris have co-managed the Fund since August 1996.

GALAXY PAN ASIA FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in the common stocks of companies located in or whose principal activities are in Asia and the Pacific Basin. These countries may include Hong Kong, India, Indonesia, Japan, Malaysia, the People's Republic of China, the Philippines, Republic of Korea, Singapore, Taiwan and Thailand. In determining where a company's principal activities are located, the Adviser will consider its country of organization, the principal trading market for its stocks, the source of its revenues and the location of its assets. The Fund emphasizes investments in the developed countries of the region (i.e., Hong Kong, Japan, and Singapore). However, it may also invest in companies located in emerging markets. The Fund will invest mainly in large- and medium-sized companies, although it may invest in companies of any size. The Fund may invest 25% or more of its assets in the securities of companies located in one country, and currently intends to invest at least 50% of its assets in securities of companies located in Japan. The Fund may use derivatives for both hedging and speculative purposes.

The Sub-Adviser determines how much to invest in each country by looking at factors such as prospects for economic growth, expected inflation levels, government policies and the range of available investment opportunities. The Sub-Adviser uses a rigorous bottom-up approach, recognizing that individual companies can do well even in an industry or economy that is not performing well. The Sub-Adviser emphasizes intensive research and stockpicking as the means to identify undervalued stocks in the Asian markets. The investment process is based on a disciplined and systematic approach to identifying under-priced securities. Fundamental parameters that are value- and/or growth-oriented are used to screen the stock universe to identify companies that are likely to outperform. Regular company visits are an intrinsic part of the process. Top-down macro analysis (i.e., the process of looking at economic and political trends in the region and then selecting countries and industries that should benefit from those trends) and market valuation are used to support asset allocation decisions. Quantitative tools are used to help identify and manage exposure to different risk factors.

The Fund will sell a security if, as a result of changes in the economy of a particular country or the Asian and Pacific Basin region in general, the Sub-Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the company that issued the security.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK.

[SIDENOTE]
SUB-ADVISER
The Adviser has appointed UOB Global Capital LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

- REGIONAL RISK - Because the Fund invests primarily in the stocks of companies located in Asia and the Pacific Basin, the Fund is particularly susceptible to events in that region. Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified.

- COUNTRY RISK - When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country. In particular, you should know that the Japanese economy faces several concerns, including: a financial system with a significant amount of nonperforming loans; high debt on corporate balance sheets; a structurally changing labor market, under which the traditional concept of lifetime employment is at odds with the increasing need for labor mobility; and changing corporate governance models. Japan is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures.

- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

- SMALL COMPANIES RISK - Small companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- DERIVATIVES - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments or to seek to increase total return. There's no guarantee the use of derivatives for hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. To the extent that a derivative is not used as a hedge, losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows the performance of Trust Shares during the last calendar year.

           2001        -19.10%

[SIDENOTE]
BEST QUARTER
9.94% for the quarter ending December 31, 2001

WORST QUARTER
-16.58% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices and a composite index calculated by the Fund's administrator. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     SINCE
                                                      1 YEAR     INCEPTION
Trust Shares Before Taxes                           -19.10%         -24.02% (9/1/00)

Trust Shares After Taxes
on Distributions                                     -19.10%        -24.27% (9/1/00)

Trust Shares After Taxes
on Distributions and Sale
of Fund Shares                                       -11.63%        -19.13% (9/1/00)

MSCI Japan Index
(reflects no deduction for fees,
expenses or taxes)                                   -29.40%        -34.50% (since 8/31/00)

MSCI All Country Far East Free
ex Japan Index
(reflects no deduction
for fees, expenses or taxes)                          -2.08%        -18.84% (since 8/31/00)

Composite Index
(reflects no deduction for fees,
expenses or taxes)                                   -15.74%        -26.67% (since 8/31/00)

[SIDENOTE]

The Morgan Stanley Capital International (MSCI) Japan Index is an unmanaged index generally representative of the stock market of Japan.

The Morgan Stanley Capital International (MSCI) All Country Far East Free ex Japan Index tracks emerging and developed markets, including China, Hong Kong, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand, but excluding Japan.

The Composite Index consists of a 50% weighting in the MSCI Japan Index and 50% weighting in the MSCI All Country Far East Free ex Japan Index, as calculated by the Fund's administrator.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
Trust Shares                   1.20%(1)             None        6.18%(1)        7.38%(1)


(1) The Adviser and the Fund's transfer agent have agreed to waive fees and reimburse expenses so that Total Fund operating expenses do not exceed 1.62%. These waivers and reimbursements may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
Trust Shares                                  $729       $2,136      $3,477       $6,559

[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Janet Liem, who joined United Overseas Bank Group (UOB) in 1993 and who has been a portfolio manager with the Sub-Adviser since April 2000. Under the supervision of Daniel Chan, a member of the Sub-Adviser's Investment Committee, she is primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Liem, who also serves as Director and Head of Research of UOB Asset Management Ltd. (UOBAM), has over 15 years of investment experience. Mr. Chan has over 20 years investment experience. He currently serves as Chief Investment Officer and Managing Director of UOBAM. He has been with UOB since 1982 and the Sub-Adviser since its inception in 1998. He is responsible for all aspects of the investment process. He is also the current Chairperson of the Investment Management Association of Singapore.

GALAXY SMALL CAP VALUE FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests mainly in the common stocks of small companies that the Adviser believes are undervalued. Under normal market conditions, the Fund invests at least 65% of its total assets in the common stocks of companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities.

In selecting portfolio securities for the Fund, the Adviser looks at the underlying strength of companies, their products, their competitive positions and the quality of their management. It also does research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries.

A portfolio security may be sold if the Adviser determines that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the company that issued the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.


In addition, the Fund carries the following main risks:


- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.


The Fund began operations on December 14, 1992 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, of the Fund. The returns shown below for the periods prior to December 4, 1995 are for Trust Shares of the Predecessor Fund.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

           1993          7.83%
           1994          0.53%
           1995         31.78%
           1996         27.19%
           1997         31.67%
           1998         -5.22%
           1999         10.82%
           2000         17.17%
           2001         18.90%

[SIDENOTE]

BEST QUARTER
18.80% for the
quarter ending
September 30, 1997

WORST QUARTER
-15.84% for the
quarter ending
September 30, 1998

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001 as compared to broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                    SINCE
                                        1 YEAR      5 YEARS     INCEPTION
                                       --------    ---------   -----------
Trust Shares Before Taxes               18.90%       14.02%        15.33%   (12/14/92)

Trust Shares After Taxes
on Distributions                        16.41%       10.74%        12.28%   (12/14/92)

Trust Shares After Taxes
on Distributions
and Sale of Fund Shares                 13.03%       10.50%        11.78%   (12/14/92)

Russell 2000 Index
(reflects no deduction for fees,
expenses or taxes)                       2.49%        7.52%        11.08%   (since 11/30/92)

S&P SmallCap 600
(reflects no deduction for fees,
expenses or taxes)                       6.51%       10.65%        13.12%   (since 11/30/92)



[SIDENOTE]

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

The Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap 600) is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
                            ------------   --------------      ----------   -------------
Trust Shares                      0.75%             None           0.17%           0.92%

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                           --------    ---------   ---------   ----------
Trust Shares                                   $94         $293        $509       $1,131


[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Peter Larson, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson has been with the Adviser and its predecessors since 1963 and has managed the Fund, including the Predecessor Fund, since it began operations in 1992.

GALAXY SMALL COMPANY EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in the equity securities, primarily common stocks, of small companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. companies, but may invest up to 20% of its total assets in foreign equity securities.

In selecting investments for the Fund, the Adviser looks for promising industries. It then looks within those industries for what are judged to be reasonably priced companies that have above-average growth potential. The Adviser consults a wide range of sources, including management, competitors, other industry sources and regional brokerage analysts.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

           1992          1.20%
           1993         22.75%
           1994          0.02%
           1995         39.67%
           1996         21.59%
           1997         14.64%
           1998        -10.66%
           1999         39.63%
           2000         -5.01%
           2001          0.22%

[SIDENOTE]
BEST QUARTER
44.22% for the quarter ending December 31, 1999
WORST QUARTER
-23.91% for the quarter ending September 30, 1998

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       SINCE
                                 1 YEAR     5 YEARS    10 YEARS    INCEPTION
                                --------   ---------  ----------  -----------
Trust Shares
Before Taxes                      0.22%      6.37%       11.13%      11.13% (12/30/91)

Trust Shares After Taxes
on Distributions                  0.22%       5.08%       9.95%       9.95% (12/30/91)

Trust Shares After Taxes
on Distributions and
Sale of Fund Shares               0.13%       5.02%       9.20%       9.20% (12/30/91)

Russell 2000 Index
(reflects no deduction
for fees, expenses or taxes)      2.49%       7.52%      11.51%      11.51% (since 12/31/91)


[SIDENOTE]
The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
                            ------------   --------------      ----------   -------------
Trust Shares                      0.75%             None           0.28%           1.03%

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                           --------    ---------   ---------   ----------
Trust Shares                                  $105         $328        $569       $1,259


[SIDENOTE]
PORTFOLIO MANAGER
The Fund's portfolio manager is Stephen D. Barbaro, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro has been the Fund's portfolio manager since it began operations in 1991. He has been with the Adviser and its predecessors since 1976.

GALAXY LARGE CAP VALUE FUND


THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks growth of both capital and income.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests in stocks which are undervalued by the market. These stocks are primarily dividend-paying common stocks of established U.S. companies with large stock market capitalizations (in excess of $5 billion).

In selecting portfolio securities for the Fund, the Adviser seeks to buy the stocks of companies that are fundamentally sound, but have a market price which the Adviser believes is less than the company's intrinsic value relative to its growth prospects. The Adviser's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Fund normally invests in all major industry sectors represented in the S&P 500. The Adviser then conducts an analysis of the fundamental value characteristics (such as price/earnings ratios that are below a company's long-term earnings growth rate, price-to-book value and return on equity) of the companies within those sectors to identify stocks which represent "bargains" with the potential to appreciate in value in the near term.

The Adviser continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of the stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- LARGE CAP VALUE STOCKS - The Fund is subject to the risk that the large capitalization value stocks that it typically holds may underperform other segments of the equity market or the equity markets as a whole.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on April 1, 1992 as the Pillar Equity Value Fund, a separate portfolio (the Predecessor Fund) of The Pillar Funds. On August 27, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold three classes of shares - Class I Shares, Class A Shares and Class B Shares. In connection with the reorganization, holders of Class I Shares of the Predecessor Fund exchanged their shares for Trust Shares of the Fund. The returns for periods prior to August 27, 2001 are for Class I Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

           1993          6.12%
           1994         -5.61%
           1995         36.71%
           1996         21.69%
           1997         25.71%
           1998         27.58%
           1999         14.12%
           2000         -2.94%
           2001        -16.48%

[SIDENOTE]
BEST QUARTER
22.58% for the quarter ended December 31, 1998

WORST QUARTER
-13.61% for the quarter ended September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                          SINCE
                                             1 YEAR       5 YEARS     INCEPTION
                                            --------     ---------   -----------
Trust Shares Before Taxes                   -16.48%          8.21%        10.58%  (4/1/92)

Trust Shares After Taxes
on Distributions                            -16.64%          6.12%         8.44%  (4/1/92)

Trust Shares After Taxes
on Distributions and
Sale of Fund Shares                         -10.04%          6.09%         8.07%  (4/1/92)

S&P 500
(reflects no deduction for fees,
expenses or taxes)                          -11.88%         10.70%        13.58%  (3/31/92)


[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                             TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
                            ------------   --------------      ----------   -------------
Trust Shares                      0.75%             None           0.30%           1.05%


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                           --------    ---------   ---------   ----------
Trust Shares                                  $107         $334        $579       $1,283


[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Richard H. Caro. He is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Caro, who has over 30 years of investment experience, has been a portfolio manager with the Adviser and its affiliated organizations since 1993. He has managed the Fund (including the Predecessor Fund) since July 2001.

GALAXY LARGE CAP GROWTH FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests in a diversified portfolio of common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion) that demonstrate long-term earnings growth.

In selecting portfolio securities for the Fund, the Adviser seeks to buy companies that have consistently grown earnings above the S&P 500 earnings growth rate and are attractively priced relative to their growth prospects. The Adviser's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Adviser then conducts an analysis of fundamental growth characteristics (such as return on equity, earnings growth and consistency, and price/earnings ratio) of the companies within those sectors to identify stocks which are likely to appreciate in value.

The Adviser continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.


THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of the stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- LARGE CAP GROWTH STOCKS - The Fund is subject to the risk that the large capitalization growth stocks that it typically holds may underperform other segments of the equity market or the equity markets as a whole.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on January 31, 1997 as the Pillar Equity Growth Fund, a separate portfolio (the Predecessor Fund) of The Pillar Funds. On August 27, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold three classes of shares - Class I Shares, Class A Shares and Class B Shares. In connection with the reorganization, holders of Class I Shares of the Predecessor Fund exchanged their shares for Trust Shares of the Fund. The returns for periods prior to August 27, 2001 are for Class I Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

           1998         31.81%
           1999         49.62%
           2000        -11.86%
           2001        -24.34%

[SIDENOTE]
BEST QUARTER
15.54% for the quarter ended December 31, 2001

WORST QUARTER
-21.94% for the quarter ended September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                          SINCE
                                                           1 YEAR     INCEPTION
                                                          --------   -----------
Trust Shares Before Taxes                                  -24.34%        8.37%   (1/31/97)

Trust Shares After Taxes
on Distributions                                           -24.34%        5.03%   (1/31/97)

Trust Shares After Taxes
on Distributions and
Sale of Fund Shares                                        -14.82%        5.95%   (1/31/97)

S&P 500
(reflects no deduction for fees,
expenses or taxes)                                         -11.88%        9.54%   (1/31/97)


[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                             TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
                            ------------   --------------      ----------   -------------
Trust Shares                      0.75%             None           0.31%           1.06%


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                           --------    ---------   ---------   ----------
Trust Shares                                  $108         $337        $585       $1,294


[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Glen C. Corbitt, CFA, a Vice President of the Adviser. He is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Corbitt has been associated with the Adviser and its affiliates since 1995 and prior thereto served as an accountant for Rockefeller Financial Services. He co-managed the Fund (including the Predecessor Fund) since April 1999 and, effective June 15, 2000, became the manager of the Fund.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Equity Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and, in the case of the International Equity and Pan Asia Funds, foreign money market instruments, debt securities of foreign national governments and their agencies, and the securities of U.S. issuers. This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

INVESTOR GUIDELINES

The following table gives you a general overview of the risk spectrum for the Galaxy Equity Funds. This is a guide only. It shows the Adviser's current assessment of the potential risk of the Funds relative to one another, but this can change over time. It should not be used to compare the Funds with other mutual funds or other types of investments. Consult your financial adviser to help you decide which Fund is right for you.


  RISK SPECTRUM         FUND                       PRIMARY INVESTMENTS
----------------------------------------------------------------------------------------------------
  CONSERVATIVE          Asset Allocation            - Common stocks and fixed income securities
                                                      of domestic companies

                        Equity Income               - Common stocks of domestic companies
                                                      selected primarily for their income potential

                        Growth and Income           - Common stocks of companies selected for
                                                      their growth and income potential

                        Strategic Equity            - Equity securities of large- and
                                                      medium-sized growth companies that exhibit
                                                      above-average return potential relative to
                                                      their market price

   MODERATE             Large Cap Value             - Common stocks of large-sized companies
                                                      believed to be undervalued

                        Equity Value                - Common stocks of large- and medium-sized
                                                      companies believed to be undervalued

                        Large Cap Growth            - Common stocks of large-sized growth-oriented
                                                      companies

                        Equity Growth               - Equity securities of growth-oriented
                                                      companies

                        Growth II                   - Equity securities of growth-oriented
                                                      companies

                        International Equity        - Equity securities of foreign companies

                        Pan Asia                    - Common stocks of companies located in Asia
                                                      and the Pacific Basin

   AGGRESSIVE           Small Cap Value             - Common stocks of smaller companies believed
                                                      to be undervalued

                        Small Company Equity        - Common stocks of smaller growth-oriented
                                                      companies
----------------------------------------------------------------------------------------------------

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation (FleetBoston), was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.


Prior to March 1, 2001, Summit Bank Investment Management Division, a division of Summit Bank (Summit Bank), served as the investment adviser to the Predecessor Funds of the Large Cap Value Fund and Large Cap Growth Fund. Summit Bank was a wholly-owned subsidiary of Summit Bancorp. On March 1, 2001, FleetBoston acquired Summit Bancorp and, thereafter, the Adviser succeeded Summit Bank as the investment adviser to the Predecessor Funds.


MANAGEMENT FEES

The management fees paid to the Adviser and/or Summit Bank by the Funds during the fiscal year or period ended October 31, 2001 are set forth below.



                                       MANAGEMENT FEE
FUND                     AS A % OF AVERAGE NET ASSETS
-----------------------------------------------------
Asset Allocation Fund                           0.75%

Equity Income Fund                              0.75%

Growth and Income Fund                          0.75%

Strategic Equity Fund                           0.55%

Equity Value Fund                               0.75%

Equity Growth Fund                              0.74%

Growth Fund II                                  0.63%

International Equity Fund                       0.63%

Pan Asia Fund                                      0%

Small Cap Value Fund                            0.75%

Small Company Equity Fund                       0.75%

Large Cap Value Fund                            0.67%

Large Cap Growth Fund                           0.67%
-----------------------------------------------------


During the fiscal year ended December 31, 2000, the Predecessor Funds of the Large Cap Value Fund and Large Cap Growth Fund paid management fees to Summit Bank at the annual rate of 0.67% and 0.68%, respectively.


SUB-ADVISERS

The Adviser has delegated some of its advisory responsibilities with respect to the International Equity Fund to Oechsle International Advisors, LLC (Oechsle) as sub-adviser. Oechsle determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on international investment and economic developments. The Adviser assists and consults with Oechsle as to the Fund's investment program, approves the list of foreign countries recommended by Oechsle for investment and manages the Fund's daily cash position. Oechsle's fees are paid by the Adviser.


Oechsle has its main office at One International Place, Boston, Massachusetts 02210. Oechsle is the successor to Oechsle International Advisors, L.P., an international investment firm founded in 1986. At December 31, 2001, Oechsle had discretionary management authority over approximately $14 billion in assets. The Adviser's parent company, FleetBoston, owns an interest in Oechsle.

The Adviser has delegated some of its advisory responsibilities with respect to the Pan Asia Fund to UOB Global Capital LLC (UOBGC) as sub-adviser. UOBGC determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on Asian investment and economic developments. The Adviser assists and consults with UOBGC as to the Fund's investment program, reviews sector and country allocations as determined by UOBGC for investment and manages the Fund's daily cash position. UOBGC's fees are paid by the Adviser.

UOBGC is located at 592 Fifth Avenue, Suite 602, New York, New York 10036. UOBGC has entered into an arrangement with its affiliate, UOB Asset Management Ltd. (UOBAM), pursuant to which UOBAM has agreed to provide appropriate resources, including investment, operations and compliance personnel, to UOBGC. UOBAM is located at UOB Plaza 2, 80 Raffles Place, #03-00, Singapore 048624. At December 31, 2001, together with its affiliates, UOBGC had discretionary management authority over approximately $2.3 billion in assets.



ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser and Sub-Advisers may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or a Sub-Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser and Sub-Advisers will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

SUB-ACCOUNT SERVICES

Affiliates of the Adviser and certain other parties may receive fees from Galaxy's transfer agent for providing certain sub-accounting and administrative services to participant sub-accounts with respect to Trust Shares of the Funds held by defined contribution plans. The transfer agency fees payable by Trust Shares of the Funds have been increased by an amount equal to these fees, so that the holders of Trust Shares indirectly bear these fees.

HOW TO INVEST IN THE FUNDS

BUYING AND SELLING SHARES

Trust Shares of the Funds are available for purchase by the following types of investors:

- Investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation.

- Participants in employer-sponsored defined contribution plans.

Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Your financial institution can provide more information about which types of accounts are eligible.

You can buy and sell Trust Shares of the Funds on any business day. A business day is any day that Galaxy's distributor, Galaxy's custodian and your institution or employer-sponsored plan are open for business.


The price at which you buy shares is the net asset value (NAV) per share next determined after your order is accepted. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV is determined on each day that the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). The New York Stock Exchange is generally open for trading every Monday through Friday, except national holidays.


If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the NAV per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

HOW TO BUY SHARES

You can buy Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The financial institution or employer-sponsored plan holds the shares in your name and receives all confirmations of purchases and sales.


Clients, members and employees of Oechsle also may buy Trust Shares of the International Equity Fund and clients, members and employees of UOBGC also may buy Trust Shares of the Pan Asia Fund by contacting Galaxy's distributor at 1-877-289-4252.


[SIDEBAR]

NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share (NAV). It's the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.

INVESTMENT MINIMUMS

Galaxy does not have any minimum investment requirements for initial or additional investments in Trust Shares, but financial institutions and employer-sponsored plans may. They may also require you to maintain a minimum account balance.

HOW TO SELL SHARES

You can sell Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds, but your financial institution or employer-sponsored plan may do so. Contact your financial institution or plan administrator for more information.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares by 4:00 p.m. on the next business day, Galaxy won't accept your order. Galaxy will advise your financial institution or plan administrator if this happens.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Sales proceeds are normally wired to your financial institution or plan administrator on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy may close any account after 60 days' written notice if the value of the account drops below $250 as a result of selling shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund, except the Galaxy International Equity Fund and Galaxy Pan Asia Fund, pays any dividends from net investment income each quarter. The Galaxy International Equity Fund and Galaxy Pan Asia Fund pay any dividends from net investment income annually. Each Fund pays any net capital gains at least once a year. It is expected that the Funds' annual distributions will normally - but not always - consist primarily of capital gains rather than ordinary income. Dividends and distributions are paid in cash unless you tell your financial institution or plan administrator in writing that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the up coming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

Any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S.
corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

It is expected that each of the Galaxy International Equity Fund and Galaxy Pan Asia Fund will be subject to foreign withholding taxes with respect to dividends and interest received from sources in foreign countries. Each of these Funds may make an election to treat a proportionate amount of these taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit this proportionate amount of taxes against U.S. federal income tax liability or (2) to take this amount as an itemized deduction.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities, or on securities of a particular state, its agencies or municipalities.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Trust Shares for the past five years (or the period since a particular Fund began operations). Certain information reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of each Fund, assuming all dividends and distributions were reinvested.

The Growth Fund II began operations as a separate portfolio (the Predecessor Boston 1784 Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Growth Fund II. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston N.A. received Trust Shares of the Growth Fund II.

The Large Cap Value Fund and Large Cap Growth Fund began operations as separate portfolios (the Predecessor Pillar Funds) of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Pillar Funds offered and sold three classes of shares - Class A Shares, Class B Shares and Class I Shares. In connection with the reorganization, the holders of Class I Shares of the Predecessor Pillar Funds exchanged their respective shares for Trust Shares of the Large Cap Value Fund and Large Cap Growth Fund.

Except as described below with respect to the Growth Fund II, Large Cap Value Fund and Large Cap Growth Fund, the information in the financial highlight tables for the fiscal years or periods ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. The information for the fiscal years ended October 31, 1998 and 1997 was audited by Galaxy's former auditors.

With respect to the Growth Fund II, the information for the fiscal years ended May 31, 2000, 1999, 1998 and 1997 was audited by the Predecessor Boston 1784 Fund's former independent accountants, PricewaterhouseCoopers LLP, whose report dated July 17, 2000 is also incorporated by reference into the SAI.

With respect to the Large Cap Value Fund and Large Cap Growth Fund, the information for the fiscal years ended December 31, 2000, 1999, 1998, 1997 and 1996 was audited by the Predecessor Pillar Funds' former auditors, Arthur Andersen LLP, whose report dated February 15, 2001 is also incorporated by reference into the SAI.

The Annual Report and SAI are available free of charge upon request.

GALAXY ASSET ALLOCATION FUND

(For a share outstanding throughout each period)

                                                                      YEARS ENDED OCTOBER 31,
                                                  --------------------------------------------------------------
                                                     2001           2000        1999        1998         1997
                                                  ----------    ----------   ----------  ----------   ----------
                                                                            TRUST SHARES
                                                  --------------------------------------------------------------
Net asset value, beginning of period                $18.78         $17.73      $16.96      $16.47       $14.53
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                           0.37(2)        0.41(2)     0.40        0.42         0.43
   Net realized and unrealized gain
   (loss) on investments                             (3.08)          1.36        1.20        1.71         2.42
                                                  ----------    ----------   ----------  ----------   ----------
Total from investment operations                     (2.71)          1.77        1.60        2.13         2.85
LESS DISTRIBUTIONS:
   Dividends from net investment income              (0.39)         (0.41)      (0.40)      (0.43)       (0.40)
   Distributions from net realized capital gains     (0.74)         (0.31)      (0.43)      (1.21)       (0.51)
                                                  ----------    ----------   ----------  ----------   ----------
Total distributions                                  (1.13)         (0.72)      (0.83)      (1.64)       (0.91)
Net increase (decrease) in net asset value           (3.84)          1.05        0.77        0.49         1.94
Net asset value, end of period                      $14.94         $18.78      $17.73      $16.96       $16.47
                                                  ==========    ==========   ==========  ==========   ==========
Total return                                        (14.94)%        10.21%       9.63%      14.05%       20.42%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)            $230,562       $290,970    $269,851    $218,666     $171,741
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                               2.23%          2.21%       2.31%       2.63%        2.82%
   Operating expenses including
   reimbursement/waiver                               1.11%          1.09%       1.12%       1.13%        1.21%
   Operating expenses excluding
   reimbursement/waiver                               1.11%          1.09%       1.12%       1.13%        1.22%
Portfolio turnover rate                                 65%            59%        135%        108%          58%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.37(2), $0.41(2), $0.40, $0.42 and $0.43, respectively.

(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY EQUITY INCOME FUND

(For a share outstanding throughout each period)

                                                                      YEARS ENDED OCTOBER 31,
                                                  --------------------------------------------------------------
                                                     2001           2000        1999        1998         1997
                                                  ----------    ----------   ----------  ----------   ----------
                                                                            TRUST SHARES
                                                  --------------------------------------------------------------
Net asset value, beginning of period                $17.80         $19.52      $19.69      $18.84       $16.93
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                           0.18           0.23(2)     0.28        0.34         0.38
   Net realized and unrealized gain
   (loss) on investments                             (2.44)          1.22        1.69        2.42         3.35
                                                  ----------    ----------   ----------  ----------   ----------
Total from investment operations                     (2.26)          1.45        1.97        2.76         3.73
LESS DISTRIBUTIONS:
   Dividends from net investment income              (0.18)         (0.22)      (0.29)      (0.33)       (0.38)
   Distributions from net realized capital gains     (2.41)         (2.95)      (1.85)      (1.58)       (1.44)
                                                  ----------    ----------   ----------  ----------   ----------
Total distributions                                  (2.59)         (3.17)      (2.14)      (1.91)       (1.82)
Net increase (decrease) in net asset value           (4.85)         (1.72)      (0.17)       0.85         1.91
Net asset value, end of period                      $12.95         $17.80      $19.52      $19.69       $18.84
                                                  ==========    ==========   ==========  ==========   ==========
Total return                                        (14.45)%         8.94%      10.60%      15.67%       23.80%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)            $133,967       $106,148    $120,179    $127,367     $119,505
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                               1.37%          1.32%       1.39%       1.72%        2.14%
   Operating expenses including
   reimbursement/ waiver                              0.92%          0.91%       0.91%       0.92%        0.95%
   Operating expenses excluding
   reimbursement/ waiver                              0.92%          0.91%       0.91%       0.92%        0.97%
Portfolio turnover rate                                 62%            51%         38%         46%          37%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.18, $0.23(2), $0.28, $0.34 and $0.38, respectively.

(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY GROWTH AND INCOME FUND

(For a share outstanding throughout each period)

                                                                      YEARS ENDED OCTOBER 31,
                                                  --------------------------------------------------------------
                                                     2001           2000        1999        1998         1997
                                                  ----------    ----------   ----------  ----------   ----------
                                                                            TRUST SHARES
                                                  --------------------------------------------------------------
Net asset value, beginning of period                $16.43         $16.02       $14.90      $16.28       $13.80
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                    0.06           0.08         0.13(3)     0.15         0.22
   Net realized and unrealized
   gain (loss) on investments                        (2.39)          1.32         2.02        1.31         3.68
                                                  ----------    ----------   ----------  ----------   ----------
Total from investment operations                     (2.33)          1.40         2.15        1.46         3.90
LESS DISTRIBUTIONS:
   Dividends from net investment income              (0.05)         (0.08)       (0.12)      (0.16)       (0.23)
   Dividends in excess of net investment income          -(2)           -(2)         -           -            -
   Distributions from net realized capital gains     (1.28)         (0.91)       (0.91)      (2.68)       (1.19)
                                                  ----------    ----------   ----------  ----------   ----------
Total distributions                                  (1.33)         (0.99)       (1.03)      (2.84)       (1.42)
Net increase (decrease) in net asset value           (3.66)          0.41         1.12       (1.38)        2.48
Net asset value, end of period                      $12.77         $16.43       $16.02      $14.90       $16.28
                                                  ==========    ==========   ==========  ==========   ==========
Total return                                        (15.12)%         9.38%       14.85%      10.10%       30.43%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)            $460,302       $678,398     $309,106    $254,060     $246,654
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                               0.44%          0.44%        0.76%       1.00%        1.44%
   Operating expenses including
   reimbursement/waiver                               0.97%          1.00%        1.05%       1.03%        1.03%
   Operating expenses excluding
   reimbursement/waiver                               0.97%          1.00%        1.05%       1.03%        1.06%
Portfolio turnover rate                                 19%            42%          20%         38%          93%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.06, $0.08, $0.13(3), $0.15 and $0.21, respectively.

(2) Dividends in excess of net investment income per share were less than $0.005.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY STRATEGIC EQUITY FUND

(For a share outstanding throughout each period)

                                                                           YEARS ENDED OCTOBER 31,   PERIOD ENDED
                                                                     -------------------------------  OCTOBER 31,
                                                                        2001        2000       1999     1998(1)
                                                                     ----------  ----------  ------- ------------
                                                                                      TRUST SHARES
                                                                     --------------------------------------------
Net asset value, beginning of period                                   $10.48       $9.90      $9.63     $10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                                       0.08(3)     0.08       0.09(3)    0.01
   Net realized and unrealized gain (loss) on investments               (0.12)       1.76       0.27      (0.37)
                                                                     ----------  ----------  ------- ------------
Total from investment operations                                        (0.04)       1.84       0.36      (0.36)
LESS DISTRIBUTIONS:
   Dividends from net investment income                                 (0.08)      (0.08)     (0.08)     (0.01)
   Distributions from net realized capital gains                        (0.33)      (1.18)     (0.01)         -
                                                                     ----------  ----------  ------- ------------
Total distributions                                                     (0.41)      (1.26)     (0.09)     (0.01)
Net increase (decrease) in net asset value                              (0.45)       0.58       0.27      (0.37)
Net asset value, end of period                                         $10.03      $10.48      $9.90      $9.63
                                                                     ==========  ==========  ======= ============
Total return                                                            (0.43)%     21.69%      3.64%     (3.62)%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                               $102,909     $93,558    $71,063    $63,061
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                                                  0.74%       0.83%      0.80%      0.19%(5)
   Operating expenses including
   reimbursement/waiver                                                  0.75%       0.78%      0.80%      1.27%(5)
   Operating expenses excluding
   reimbursement/waiver                                                  0.96%       0.98%      1.00%      1.47%(5)
Portfolio turnover rate                                                    81%         81%        79%        30%(4)

(1) The Fund commenced operations on March 4, 1998.

(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and /or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $(0.08), $0.06, $0.06(3) and $0.00, respectively.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the year.

(4) Not Annualized.

(5) Annualized.

GALAXY EQUITY VALUE FUND

(For a share outstanding throughout each period)

                                                                           YEARS ENDED OCTOBER 31,
                                                         -----------------------------------------------------------
                                                            2001        2000         1999        1998        1997
                                                         -----------  ----------  ----------  ----------  ----------
                                                                                  TRUST SHARES
                                                         -----------------------------------------------------------
Net asset value, beginning of period                        $17.17       $18.35      $16.51      $18.21      $15.96
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                            0.02         0.04        0.03        0.08        0.17
   Net realized and unrealized gain
   (loss) on investments                                     (1.65)        1.25        2.42        1.49        4.16
                                                         -----------  ----------  ----------  ----------  ----------
Total from investment operations                             (1.63)        1.29        2.45        1.57        4.33
LESS DISTRIBUTIONS:
   Dividends from net investment income                          -        (0.02)          -       (0.07)      (0.18)
   Dividends in excess of net investment income                  -            -(2)        -           -           -
   Dividends from net realized capital gains                 (2.89)       (2.45)      (0.61)      (3.20)      (1.90)
                                                         -----------  ----------  ----------  ----------  ----------
Total distributions                                          (2.89)       (2.47)      (0.61)      (3.27)      (2.08)
Net increase (decrease) in net asset value                   (4.52)       (1.18)       1.84       (1.70)       2.25
Net asset value, end of period                              $12.65       $17.17      $18.35      $16.51      $18.21
                                                         ===========  ==========  ==========  ==========  ==========
Total return                                                 (9.91)%       8.22%      15.04%      10.27%      29.87%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                    $152,002     $164,864    $281,064    $254,432    $241,532
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                                       0.22%        0.26%       0.19%       0.49%       0.98%
   Operating expenses including
   reimbursement/waiver                                       1.00%        1.00%       1.02%       1.03%       1.04%
   Operating expenses excluding
   reimbursement/waiver                                       1.00%        1.00%       1.03%       1.03%       1.04%
Portfolio turnover rate                                        127%          72%         75%         82%        111%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.02, $0.04, $0.03, $0.08 and $0.17, respectively.

(2) Dividends in excess of net investment income per share were less than $0.005.

GALAXY EQUITY GROWTH FUND

(For a share outstanding throughout each period)

                                                                      YEARS ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------
                                                    2001          2000        1999        1998          1997
                                                  ---------   -----------  ------------  ---------  -------------
                                                                           TRUST SHARES
                                                  ---------------------------------------------------------------
Net asset value, beginning of period                $32.61        $29.15       $24.52      $25.17       $20.39
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                    0.02          0.01(2)      0.03        0.09         0.16
   Net realized and unrealized gain
   (loss) on investments                             (9.01)         5.18         6.50        3.20         6.06
                                                  ---------   -----------  ------------  ---------  -------------
Total from investment operations                     (8.99)         5.19         6.53        3.29         6.22
LESS DISTRIBUTIONS:
   Dividends from net investment income                  -         (0.01)           -       (0.09)       (0.16)
   Dividends in excess of net investment income          -             -            -       (0.01)           -
   Dividends from net realized capital gains         (3.63)        (1.72)       (1.90)      (3.84)       (1.28)
                                                  ---------   -----------  ------------  ---------  -------------
Total distributions                                  (3.63)        (1.73)       (1.90)      (3.94)       (1.44)
Net increase (decrease) in net asset value          (12.62)         3.46         4.63       (0.65)        4.78
Net asset value, end of period                      $19.99        $32.61       $29.15      $24.52       $25.17
                                                  =========   ===========  ============  =========  =============
Total return                                        (30.29)%       18.63%       28.07%      15.17%       32.16%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)            $845,887    $1,258,399   $1,041,378    $815,756     $745,537
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                               0.10%         0.04%        0.15%       0.40%        0.72%
   Operating expenses including
   reimbursement/waiver                               0.93%         0.91%        0.94%       0.96%        0.95%
   Operating expenses excluding
   reimbursement/waiver                               0.94%         0.91%        0.94%       0.96%        0.95%
Portfolio turnover rate                                 48%           54%          53%         60%          66%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.02, $0.01(2), $0.03, $0.09 and $0.16, respectively.

(2) The selected per share data was calculated using the weighted average shares outstanding method for the year.

GALAXY GROWTH FUND II

(For a share outstanding throughout each period)

                                                        PERIOD JUNE
                                            YEAR ENDED   1, 2000 TO               YEARS ENDED MAY 31,
                                            OCTOBER 31,  OCTOBER 31, ----------------------------------------------
                                               2001         2000(1)     2000         1999        1998       1997
                                            ----------- ------------ -----------  --------   ----------  ----------
                                                                          TRUST SHARES
                                            -----------------------------------------------------------------------
Net asset value, beginning of period          $14.71       $12.72      $12.06      $12.93      $12.20      $11.27
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)             (0.04)(3)    (0.02)(3)   (0.06)      (0.08)      (0.05)       0.02
   Net realized and unrealized gain
   (loss) on investments                       (4.24)        2.01        8.72       (0.41)       1.59        0.96
                                            ----------- ------------ -----------  --------   ----------  ----------
Total from investment operations               (4.28)        1.99        8.66       (0.49)       1.54        0.98
LESS DISTRIBUTIONS:
   Dividends from net investment income            -            -           -           -           -       (0.05)
   Dividends from net realized capital gains   (1.28)           -       (8.00)      (0.38)      (0.81)          -
   Dividends in excess of net
   realized capital gains                          -(4)         -           -           -           -           -
                                            ----------- ------------ -----------  --------   ----------  ----------
Total distributions                            (1.28)           -       (8.00)      (0.38)      (0.81)      (0.05)
Net increase (decrease) in net asset value     (5.56)        1.99        0.66       (0.87)       0.73        0.93
Net asset value, end of period                 $9.15       $14.71      $12.72      $12.06      $12.93      $12.20
                                            =========== ============ ===========  ========   ==========  ==========
Total return                                  (30.79)%      15.64%(5)   65.97%      (3.54)%     12.64%       8.77%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)       $61,350      $90,451    $185,556    $185,476    $257,550    $261,487
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss)
   including reimbursement/waiver              (0.40)%      (0.30)%(6)  (0.33)%     (0.39)%     (0.35)%      0.17%
   Operating expenses
   including reimbursement/waiver               0.87%        0.88%(6)    0.88%       0.93%       0.91%       0.77%
   Operating expenses excluding
   reimbursement/waiver                         1.00%        0.99%(6)    1.13%       1.18%       1.16%       1.15%
Portfolio turnover rate                           51%          28%(5)      79%         61%         49%         57%


(1) The Fund commenced operations on March 28, 1996 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares or BKB Shares of the Galaxy Growth Fund II. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.

(2) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(0.06)(3) and $(0.02)(3), respectively.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(4) Dividends in excess of net realized capital gains per share were less than $0.005.

(5) Not Annualized.

(6) Annualized.

GALAXY INTERNATIONAL EQUITY FUND
(For a share outstanding throughout each period)


                                                                      YEARS ENDED OCTOBER 31,
                                                    --------------------------------------------------------
                                                      2001        2000         1999       1998        1997
                                                    --------    --------    --------    --------    -------
                                                                         TRUST SHARES
-------------------------------------------         --------------------------------------------------------

Net asset value, beginning of period                  $19.74      $21.18      $17.00      $15.33      $14.01

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                      0.07        0.51(2)     0.10(2)     0.14        0.08

   Net realized and unrealized gain
   (loss) on investments                               (5.82)      (0.60)       4.80        1.98        2.12
-------------------------------------------         --------    --------    --------    --------    --------
Total from investment operations                       (5.75)      (0.09)       4.90        2.12        2.20

LESS DISTRIBUTIONS:
   Dividends from net investment income                (0.35)      (0.16)      (0.15)      (0.09)      (0.20)

   Dividends from net realized capital gains           (2.28)      (1.19)      (0.57)      (0.36)      (0.68)
-------------------------------------------         --------    --------    --------    --------    --------
Total distributions                                    (2.63)      (1.35)      (0.72)      (0.45)      (0.88)

Net increase (decrease) in net asset value             (8.38)      (1.44)       4.18        1.67        1.32

Net asset value, end of period                        $11.36      $19.74      $21.18      $17.00      $15.33
===========================================         ========    ========    ========    ========    ========
Total return                                          (33.00)%     (1.08)%     29.71%      14.32%      16.60%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)              $524,704    $912,555    $501,776    $345,692    $265,124

RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                                 0.55%       2.28%       0.54%       0.91%       0.57%

   Operating expenses including
   reimbursement/waiver                                 0.90%       0.87%       0.97%       0.96%       1.06%

   Operating expenses excluding
   reimbursement/waiver                                 1.16%       1.12%       1.22%       1.21%       1.32%

Portfolio turnover rate                                   60%         50%         45%         49%         45%


(1)Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.04, $0.45(2), $0.06(2), $0.10 and $0.04, respectively.
(2)The selected per share data was calculated using the weighted average shares outstanding method for the year.

GALAXY PAN ASIA FUND
(For a share outstanding throughout each period)


                                                                                       YEAR ENDED   PERIOD ENDED
                                                                                       OCTOBER 31,   OCTOBER 31,
                                                                                          2001        2000(1)
                                                                                       ----------   -----------
                                                                                             TRUST SHARES
-----------------------------------------------------------------------                ------------------------
Net asset value, beginning of period                                                        $9.45       $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                                                           0.01        0.02(3)

   Net realized and unrealized (loss) on investments                                        (2.99)       (0.57)
-----------------------------------------------------------------------                ----------   -----------
Total from investment operations                                                            (2.98)       (0.55)

LESS DISTRIBUTIONS:
   Dividends from net realized capital gains                                                (0.10)          -

   Dividends in excess of net realized capital gains                                            -(4)        -
-----------------------------------------------------------------------                ----------   -----------
Total distributions                                                                         (0.10)          -

Net (decrease) in net asset value                                                           (3.08)       (0.55)

Net asset value, end of period                                                              $6.37        $9.45
=======================================================================                ==========   ===========
Total return                                                                               (31.77)%      (5.60)%(5)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                                                     $2,941       $4,246

RATIOS TO AVERAGE NET ASSETS:
   Net Investment income (loss) including reimbursement/waiver                               0.13%        1.64%(6)

   Operating expenses including reimbursement/waiver                                         1.55%        1.55%(6)

   Operating expenses excluding reimbursement/waiver                                         7.38%        5.97%(6)

Portfolio turnover rate                                                                       155%          32%(5)


(1)The Fund began offering Trust Shares on September 1, 2000.
(2)Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(0.45) and $(0.04)(3), respectively.
(3)The selected per share data was calculated using the weighted average shares outstanding method for the period.
(4)Dividends in excess of net realized capital gains per share were less than $0.005.
(5)Not Annualized.
(6)Annualized.

GALAXY SMALL CAP VALUE FUND
(For a share outstanding throughout each period)


                                                                              YEARS ENDED OCTOBER 31,
                                                          ----------------------------------------------------------
                                                             2001       2000        1999          1998        1997
                                                          ---------   --------     --------     --------     -------
                                                                                   TRUST SHARES
----------------------------------------------------       ---------------------------------------------------------
Net asset value, beginning of period                        $14.38      $13.07       $13.61       $18.37      $14.76

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                            0.07(2)     0.08(2)      0.05         0.11        0.01(2)

   Net realized and unrealized gain (loss)
   on investments                                             1.60        2.65         0.74        (2.06)       5.74
----------------------------------------------------     ---------   --------     --------     --------    --------
Total from investment operations                              1.67        2.73         0.79        (1.95)       5.75

LESS DISTRIBUTIONS:
   Dividends from net investment income                      (0.07)      (0.06)       (0.06)       (0.13)         -

   Dividends from net realized capital gains                 (1.87)      (1.36)       (1.27)       (2.68)      (2.14)
----------------------------------------------------      --------    --------     --------     --------    --------
Total distributions                                          (1.94)      (1.42)       (1.33)       (2.81)      (2.14)

Net increase (decrease) in net asset value                   (0.27)       1.31        (0.54)       (4.76)       3.61

Net asset value, end of period                              $14.11      $14.38       $13.07       $13.61      $18.37
=================================================         ========    ========     ========      =======    ========

Total return                                                 13.20%      22.62%        6.02%      (12.07)%     44.08%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                    $425,687    $332,703     $255,268     $202,385    $189,257

RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                                       0.48%       0.58%        0.47%        0.73%       0.09%

   Operating expenses including
   reimbursement/waiver                                       0.92%       0.94%        0.97%        0.96%       0.96%

   Operating expenses excluding
   reimbursement/waiver                                       0.92%       0.94%        0.97%        0.96%       0.96%

Portfolio turnover rate                                         46%         43%          42%          33%         52%


(1)Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.11)(2), $0.08(2), $0.05, $0.11 and $0.05(2), respectively.
(2)The selected per share data was calculated using the weighted average shares outstanding method for the periods indicated.

GALAXY SMALL COMPANY EQUITY FUND
(For a share outstanding throughout each period)



                                                                         YEARS ENDED OCTOBER 31,
                                                           ----------------------------------------------------------
                                                               2001      2000       1999       1998       1997
                                                           ---------   --------   --------   --------   -------

                                                                              TRUST SHARES
----------------------------------------------------       ---------------------------------------------------------
Net asset value, beginning of period                           $22.48     $16.13    $13.96     $21.32    $20.20

INCOME FROM INVESTMENT OPERATIONS:
   Net investment (loss)(1)                                     (0.10)     (0.12)    (0.16)     (0.14)    (0.11)

   Net realized and unrealized gain
   (loss) on investments                                        (3.35)      6.47      2.33      (4.96)     3.61
----------------------------------------------------        ---------   --------  --------   --------  --------
Total from investment operations                                (3.45)      6.35      2.17      (5.10)     3.50

LESS DISTRIBUTIONS:
   Dividends from net realized capital gains                    (3.40)         -         -      (2.26)    (2.38)

   Dividends in excess of net realized capital gains              -(2)         -         -          -         -
----------------------------------------------------        ---------   --------  --------   --------  --------
Total distributions                                             (3.40)         -         -      (2.26)    (2.38)

Net increase (decrease) in net asset value                      (6.85)      6.35      2.17      (7.36)     1.12

Net asset value, end of period                                 $15.63     $22.48    $16.13     $13.96    $21.32
=================================================            ========   ========  ========    =======  ========
Total return                                                   (16.63)%    39.43%    15.54%    (26.00)%   19.59%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                       $318,414   $422,579  $233,326   $222,675  $310,751

RATIOS TO AVERAGE NET ASSETS:
   Net investment loss including
   reimbursement/waiver                                         (0.52)%    (0.58)%   (1.00)%    (0.76)%   (0.65)%

   Operating expenses including
   reimbursement/waiver                                          1.03%      1.03%     1.12%      1.09%     1.09%

   Operating expenses excluding
   reimbursement/waiver                                          1.03%      1.03%     1.12%      1.09%     1.12%

Portfolio turnover rate                                            75%        91%      105%        78%       69%


(1)Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.10), $(0.12), $(0.16), $(0.14) and $(0.11), respectively.
(2)Dividends in excess of net realized capital gains per share were less than $0.005.

GALAXY LARGE CAP VALUE FUND
(For a share outstanding throughout each period)



                                         TEN-MONTH
                                        PERIOD ENDED                 YEARS ENDED DECEMBER 31,
                                        OCTOBER 31,      ---------------------------------------------------------
                                           2001(1)          2000       1999        1998        1997        1996
                                        ------------     ---------   ---------   ---------   ---------   ---------
                                                                           TRUST SHARES
--------------------------------------  ------------ -------------------------------------------------------------
Net asset value, beginning of period        $16.34        $17.89      $15.91      $12.89      $13.35     $12.81

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)            0.05          0.07        0.08        0.14        0.18       0.22

   Net realized and unrealized
   gain (loss) on investments                (3.67)        (0.59)       2.16        3.37        3.20       2.54
--------------------------------------   ------------     ---------   ---------   ---------   ---------   ---------
Total from investment operations             (3.62)        (0.52)       2.24        3.51        3.38       2.76

LESS DISTRIBUTIONS:
   Dividends from net investment
   income                                    (0.04)        (0.06)      (0.07)      (0.12)      (0.18)     (0.22)

   Dividends from net realized
   capital gains                                 -         (0.97)      (0.19)      (0.37)      (3.66)     (2.00)
--------------------------------------   ------------     ---------   ---------   ---------   ---------   ---------
Total distributions                          (0.04)        (1.03)      (0.26)      (0.49)      (3.84)     (2.22)

Net increase (decrease) in
net asset value                              (3.66)        (1.55)       1.98        3.02       (0.46)      0.54

Net asset value, end of period              $12.68        $16.34      $17.89      $15.91      $12.89     $13.35
======================================   ============     =========   =========   =========   =========   =========
Total return                                (22.18)%(3)    (2.94)%     14.12%      27.58%      25.71%     21.69%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)    $164,296      $240,277    $273,839    $242,669    $242,881   $116,715

RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss)
   including reimbursement/waiver             0.47%(4)      0.41%       0.46%       0.83%       1.26%      1.67%

   Operating expenses including
   reimbursement/waiver                       0.97%(4)      1.00%       0.94%       0.80%       0.80%      0.80%

   Operating expenses excluding
   reimbursement/waiver                       1.05%(4)      1.08%       1.06%       1.07%       1.06%      1.08%

Portfolio turnover rate                         15%(3)        22%         19%         20%         80%        85%


(1)The Fund commenced operations on April 1, 1992 as a separate portfolio (the "Predecessor Pillar Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold three series of shares, Class A Shares, Class B Shares and Class I Shares, that were similar to the Fund's Retail A Shares, Retail B Shares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class I Shares for Trust Shares of the Galaxy Large Cap Value Fund.
(2)Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the period ended October 31, 2001 was $0.04.
(3)Not Annualized.
(4)Annualized.

GALAXY LARGE CAP GROWTH FUND
(For a share outstanding throughout each period)


                                                   TEN-MONTH
                                                  PERIOD ENDED              YEARS ENDED DECEMBER 31,
                                                   OCTOBER 31, ------------------------------------------------
                                                     2001(1)     2000          1999        1998        1997(2)
                                                 ----------   ----------    ----------   ----------   ----------
                                                                           TRUST SHARES
------------------------------------------  --------------------------------------------------------------------
Net asset value, beginning of period                $11.30        $14.34        $11.61        $9.24      $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(3)                   (0.01)(4)      -            (0.04)        -           0.01

   Net realized and unrealized
   gain (loss) on investments                        (3.63)        (1.63)         5.37         2.83        1.22
                                                 ----------   ----------    ----------   ----------   ----------
Total from investment operations                     (3.64)        (1.63)         5.33         2.83        1.23

LESS DISTRIBUTIONS:
   Dividends from net investment income               -             -             -            -          (0.01)

   Dividends from net realized capital gains          -            (1.41)        (2.60)       (0.46)      (1.98)
------------------------------------------       ----------   ----------    ----------   ----------   ----------
Total distributions                                   -            (1.41)        (2.60)       (0.46)      (1.99)

Net increase (decrease) in net asset value           (3.64)        (3.04)         2.73         2.37       (0.76)

Net asset value, end of period                       $7.66        $11.30        $14.34       $11.61       $9.24
===========================================      ==========   ==========    ==========   ==========   ==========
Total return                                        (32.21)%(5)   (11.86)%       49.62%       31.81%      14.17%(6)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000s)          $160,512      $259,434      $289,471     $199,975    $177,801

RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss)
   including reimbursement/waiver                    (0.14)%(6)    (0.31)%       (0.31)%      (0.15)%      0.07%(6)

   Operating expenses including
   reimbursement/waiver                               0.98%(6)        1.00%         0.94%        0.80%       0.80%(6)

   Operating expenses excluding
   reimbursement/waiver                               1.06%(6)        1.07%         1.06%        1.06%       1.07%(6)

Portfolio turnover rate                                 39%(5)          80%           65%          88%        115%(5)



(1)The Fund commenced operations on February 3, 1997 as a separate portfolio (the "Predecessor Pillar Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold three series of shares, Class A Shares, Class B Shares and Class I Shares, that were similar to the Fund's Retail A Shares, Retail B Shares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class I Shares for Trust Shares of the Galaxy Large Cap Growth Fund.
(2)The Predecessor Pillar Fund began offering Class I Shares on February 3,
1997.
(3)Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or Administrators for Trust Shares for the period ended October 31, 2001 was $(0.02)(4).
(4)The selected per share data was calculated using the weighted average shares outstanding method for the period.
(5)Not Annualized.
(6)Annualized.

                      This page intentionally left blank.

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.


Galaxy's Investment Company Act File No.
is 811-4636.

PROTREQ 15038 (2/28/02) PKG50

[GRAPHIC]
[GRAPHIC]
[GRAPHIC]
[GRAPHIC]

GALAXY TAXABLE BOND FUNDS

THE GALAXY FUND

PROSPECTUS
February 28, 2002

GALAXY SHORT-TERM BOND FUND

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

GALAXY HIGH QUALITY BOND FUND

RETAIL A SHARES AND RETAIL B SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[LOGO]GALAXY FUNDS

CONTENTS

  1    RISK/RETURN SUMMARY

  1    Introduction
  2    Galaxy Short-Term Bond Fund
  7    Galaxy Intermediate
       Government Income Fund
 12    Galaxy High Quality Bond Fund
 17    Additional information about risk
 18    Investor guidelines

 19    FUND MANAGEMENT

 20    HOW TO INVEST IN THE FUNDS

 20    How sales charges work
 22    Buying, selling and exchanging shares
 23      HOW TO BUY SHARES
 24      HOW TO SELL SHARES
 25      HOW TO EXCHANGE SHARES
 25      OTHER TRANSACTION POLICIES

 27    DIVIDENDS, DISTRIBUTIONS AND TAXES

 28    GALAXY INVESTOR PROGRAMS

 28    Retirement plans
 28    Other programs

 29    HOW TO REACH GALAXY

 30    FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY
INTRODUCTION

THIS PROSPECTUS describes the Galaxy Taxable Bond Funds. Each Fund invests primarily in debt obligations, such as bonds, notes and commercial paper.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?


Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you. On page 18, you'll find a table that provides a general guide to help you decide which of the Galaxy Taxable Bond Funds is best suited to you.


THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

-------------------------------
AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

GALAXY SHORT-TERM BOND FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in debt obligations of U.S. and foreign corporations, including bonds and notes, and in debt obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or by foreign governments or their political subdivisions and instrumentalities. It also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and the obligations of U.S. and foreign banks. The Fund normally invests at least 65% of its total assets in bonds and debentures.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets and ranges of interest payments on bonds of various maturities, and determines the appropriate allocation of the Fund's assets among various market sectors.


Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be less than three years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

[SIDENOTE]

PRESERVATION OF CAPITAL

Preservation of capital means protecting the amount of money you invest in a fund. If a fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.

DEBT OBLIGATIONS

A debt obligation, such as a bond, represents a loan of money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond MATURES when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

GALAXY SHORT-TERM BOND FUND

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short- term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's returns.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.


[SIDENOTE]

AVERAGE WEIGHTED MATURITY

Average weighted maturity gives you the average time until all debt obligations in a fund come due or MATURE. It is calculated by averaging the time to maturity of all debt obligations held by a fund with each maturity "weighted" according to the percentage of assets it represents.

DURATION

Duration is an approximate measure of the price sensitivity of a fund to changes in interest rates. Unlike maturity, which measures only the time until final payment, duration gives you the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1992          5.81%
1993          6.41%
1994         -0.37%
1995         10.96%
1996          3.38%
1997          5.68%
1998          6.07%
1999          2.33%
2000          7.48%
2001          7.18%


BEST QUARTER
4.14% for the quarter
ending September 30, 1992

WORST QUARTER
-0.72% for the quarter
ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                  SINCE
                                               1 YEAR     5 YEARS    10 YEARS   INCEPTION
---------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                 2.05%       4.70%       4.94%     4.94%  (12/30/91)
---------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions(1) 0.10%       2.58%       2.87%     2.87%  (12/30/91)
---------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions
and Sale of Fund Shares(1)                      1.22%       2.67%       2.91%     2.91%  (12/30/91)
---------------------------------------------------------------------------------------------------------
Retail B Shares(2)                              1.48%       4.53%          --     4.50%  (3/4/96)
---------------------------------------------------------------------------------------------------------
Lehman Brothers One to Three Year
Government Bond Index (reflects no              8.53%       6.64%       6.10%     6.10%  (since 12/31/91)
deduction for fees, expenses or taxes)                                            6.48%  (since 2/29/96)
---------------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page 21.


For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index which tracks the performance of short-term U.S. Government bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
--------------------------------------------------------------------------------------------------------------
Retail A Shares                                               4.75%(1)                                 None(2)
--------------------------------------------------------------------------------------------------------------
Retail B Shares                                                 None                                  5.00%(3)
--------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                  DISTRIBUTION                      TOTAL FUND
                                                   MANAGEMENT      AND SERVICE          OTHER        OPERATING
                                                        FEES      (12b-1) FEES       EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------------
Retail A Shares                                   0.75%(4)              None          0.49%           1.24%(4)
--------------------------------------------------------------------------------------------------------------
Retail B Shares                                   0.75%(4)            0.80%(5)        0.36%           1.91%(4)
--------------------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 1.04% for Retail A Shares and 1.71% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown

-   you reinvest all dividends and distributions in the Fund

-   you sell all your shares at the end of the periods shown

-   your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                        1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $595         $850     $1,124        $1,904
----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $694         $900     $1,232        $1,899
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $694       $1,000     $1,332        $2,059
----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:


----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $194         $600     $1,032        $1,899
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $194         $600     $1,032        $2,059
----------------------------------------------------------------------------------------------------

(1) Retail B Shares purchased prior to January 1, 2001.

(2) Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Patrick Bresnehan, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. He has managed the Fund since January 2002 and has been a member of the Fund's investment team since November 1997. Mr. Bresnehan, who has over 13 years of investment experience, has been with the Adviser since 1997. Prior to joining the Adviser, Mr. Bresnehan was a fixed income portfolio manager with Scudder, Stevens & Clark.

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks the highest level of current income consistent with prudent risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The Fund also invests in debt obligations of U.S. and foreign corporations, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

The Fund may from time to time invest in a limited amount of interest rate futures contracts. The Fund will use interest rate futures contracts, which may be considered derivatives, in an effort to manage the impact to the Fund of changes in interest rates.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets and ranges of interest rates on bonds of various maturities, and determines the appropriate allocation of the Fund's investments among various market sectors.


Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be between three and ten years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

[SIDENOTE]

U.S. GOVERNMENT OBLIGATIONS

U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.

DERIVATIVES

A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

- DERIVATIVES - The Fund may invest in derivatives such as interest rate futures contracts to adjust its exposure to interest rates. There is no guarantee this strategy will always work. Interest rates may move in the direction opposite to that anticipated, in which case the strategy will have the reverse effect. The Fund may increase or lessen its sensitivity to changes in interest rates through this strategy, which will impact return. Due to their structure, a small percentage of Fund assets invested in derivatives can have a disproportionately larger impact on the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's returns.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1992. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund, which are offered in a separate prospectus. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[GRAPH]

1992          7.11%
1993          6.01%
1994         -3.77%
1995         15.67%
1996          1.75%
1997          7.83%
1998          8.32%
1999         -1.95%
2000         11.43%
2001          7.43%


BEST QUARTER
6.13% for the quarter
ending September 30, 1992

WORST QUARTER
-2.90% for the quarter
ending March 31, 1994


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                       SINCE
                                                1 YEAR     5 YEARS    10 YEARS     INCEPTION
----------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                  2.33%       5.48%       5.32%     6.66%  (9/1/88)
----------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions(1)  0.30%       3.20%       2.93%     4.23%  (9/1/88)
----------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions
and Sale of Fund Shares(1)                       1.38%       3.22%       3.04%     4.23%  (9/1/88)
----------------------------------------------------------------------------------------------------------
Retail B Shares(2)                               1.60%         --          --      3.36%  (11/1/98)
----------------------------------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/Credit Bond
Index (reflects no deduction for fees,           8.96%       7.10%       6.81%     8.00%  (since 8/31/88)
expenses or taxes)                                                                 6.18%  (since 10/31/98)
----------------------------------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index (reflects no                8.44%       7.43%       7.23%     8.58%  (since 8/31/88)
deduction for fees, expenses or taxes)                                             6.23%  (since 10/31/98)
----------------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page 21.


For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.

The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/ Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                         MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN   SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE           SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------------
Retail A Shares                                               4.75%(1)                               None(2)
------------------------------------------------------------------------------------------------------------
Retail B Shares                                                 None                                5.00%(3)
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                DISTRIBUTION                      TOTAL FUND
                                                 MANAGEMENT      AND SERVICE          OTHER        OPERATING
                                                       FEES     (12b-1) FEES       EXPENSES         EXPENSES
------------------------------------------------------------------------------------------------------------
Retail A Shares                                   0.75%(4)            None          0.43%           1.18%(4)
------------------------------------------------------------------------------------------------------------
Retail B Shares                                   0.75%(4)          0.80%(5)        0.43%           1.98%(4)
------------------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.54%. Total Fund operating expenses after this waiver are expected to be 0.97% for Retail A Shares and 1.77% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administration support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown

-   you reinvest all dividends and distributions in the Fund

-   you sell all your shares at the end of the periods shown

-   your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                        1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $590         $832     $1,093        $1,839
----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $701         $921     $1,268        $1,910
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $701       $1,021     $1,368        $2,100
----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:


----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $201         $621     $1,068        $1,910
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $201         $621     $1,068        $2,100
----------------------------------------------------------------------------------------------------

(1) Retail B Shares purchased prior to January 1, 2001.

(2) Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.

GALAXY HIGH QUALITY BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with prudent risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in U.S. and foreign corporate debt obligations, such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

The Fund may from time to time invest in a limited amount of interest rate futures contracts. The Fund will use interest rate futures contracts, which may be considered derivatives, in an effort to manage the impact to the Fund of changes in interest rates.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets and ranges of interest rates on bonds of various maturities, and determines the appropriate allocation of the Fund's investments among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in high quality securities that have one of the top two ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

- DERIVATIVES - The Fund may invest in derivatives such as interest rate futures contracts to adjust its exposure to interest rates. There is no guarantee this strategy will always work. Interest rates may move in the direction opposite to that anticipated, in which case the strategy will have the reverse effect. The Fund may increase or lessen its sensitivity to changes in interest rates through this strategy, which will impact return. Due to their structure, a small percentage of Fund assets invested in derivatives can have a disproportionately larger impact on the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's returns.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[GRAPH]

1992          6.77%
1993         12.81%
1994         -6.48%
1995         21.20%
1996          1.37%
1997          9.11%
1998          9.27%
1999         -4.13%
2000         12.62%
2001          7.27%


BEST QUARTER
7.54% for the quarter
ending June 30, 1995

WORST QUARTER
-3.85% for the quarter
ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                   SINCE
                                                1 YEAR     5 YEARS   10 YEARS   INCEPTION
-----------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                  2.20%       5.63%      6.17%       6.96%  (12/14/90)
-----------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions(1)  0.12%       3.33%      3.67%       4.43%  (12/14/90)
-----------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions
and Sale of Fund Shares(1)                       1.31%       3.34%      3.69%       4.37%  (12/14/90)
-----------------------------------------------------------------------------------------------------------
Retail B Shares(2)                               1.56%       5.53%         --       5.18%  (3/4/96)
-----------------------------------------------------------------------------------------------------------
Lehman Brothers
Government/Credit Bond Index (reflects no        8.50%       7.37%      7.27%       8.13%  (since 11/30/90)
deduction for fees, expenses or taxes)                                              7.09%  (since 2/29/96)
-----------------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page 21.


For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Government/ Credit Bond Index is an unmanaged index which tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                         MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN   SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE           SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------------
Retail A Shares                                               4.75%(1)                               None(2)
------------------------------------------------------------------------------------------------------------
Retail B Shares                                                 None                                5.00%(3)
------------------------------------------------------------------------------------------------------------
Retail B Shares                                                 None                                5.50%(4)
------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                 DISTRIBUTION                     TOTAL FUND
                                                 MANAGEMENT       AND SERVICE          OTHER       OPERATING
                                                      FEES       (12b-1) FEES       EXPENSES        EXPENSES
------------------------------------------------------------------------------------------------------------
Retail A Shares                                   0.75%(5)            None          0.43%           1.18%(5)
------------------------------------------------------------------------------------------------------------
Retail B Shares                                   0.75%(5)          0.80%6          0.29%           1.84%(5)
------------------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) This amount applies to Retail B Shares acquired in the reorganization of The Pillar Funds into Galaxy if you sell your shares in the first year after purchase of the Pillar Fund Class B Shares held prior to the reorganization and gradually declines to 1% in the sixth year after purchase. Your Retail B Shares will automatically convert to Retail A Shares eight years after you purchased the Pillar Class B Shares held prior to the reorganization. See "How to invest in the Funds - How sales charges work."

(5) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.53%. Total Fund operating expenses after this waiver are expected to be 0.96% for Retail A Shares and 1.62% for Retail B Shares. This fee waiver may be revised or discontinued at any time.


(6) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown

-   you reinvest all dividends and distributions in the Fund

-   you sell all your shares at the end of the periods shown

-   your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- if you acquired your Retail B Shares in connection with the reorganization of The Pillar Funds into Galaxy, your Retail B Shares convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares you held prior to the reorganization

-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                                           $590         $832      $1,093       $1,839
----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $687         $879      $1,195       $1,828
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $687         $979      $1,295       $1,986
----------------------------------------------------------------------------------------------------
Retail B Shares(3)                                        $737         $979      $1,195       $1,986
----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $187         $579        $995       $1,828
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $187         $579        $995       $1,986
----------------------------------------------------------------------------------------------------
Retail B Shares(3)                                        $187         $579        $995       $1,986
----------------------------------------------------------------------------------------------------

(1) Retail B Shares purchased prior to January 1, 2001.

(2) Retail B Shares purchased on or after January 1, 2001.

(3) Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy.

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Taxable Bond Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Under unusual market conditions, each Fund may hold uninvested cash (which will not earn any income) and invest without limit in money market instruments, including short-term U.S. Government securities. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

INVESTOR GUIDELINES

The table below provides information as to which type of investor might want to invest in each of the Galaxy Taxable Bond Funds. It's meant as a general guide only. Consult your financial adviser to help you decide which Fund is right for you.


GALAXY FUND                              MAY BE BEST SUITED FOR INVESTORS WHO...
------------------------------------------------------------------------------------------------------
GALAXY SHORT-TERM                        -   want current income greater than that normally provided
BOND FUND                                    by a money market fund
                                         -   want less change in the value of their investment than is
                                             normally associated with long-term funds
------------------------------------------------------------------------------------------------------
GALAXY INTERMEDIATE GOVERNMENT           -   want current income
INCOME FUND                              -   want the extra margin of safety associated with
                                             U.S. Government securities
                                         -   can accept fluctuations in price and yield
------------------------------------------------------------------------------------------------------
GALAXY HIGH QUALITY                      -   want current income
BOND FUND                                -   want the added safety associated with bonds with lower
                                             credit risk than other debt securities
                                         -   can accept fluctuations in price and yield
------------------------------------------------------------------------------------------------------

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


                                                            MANAGEMENT FEE
FUND                                          AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------
Short-Term Bond Fund                                                 0.51%
--------------------------------------------------------------------------
Intermediate Government Income Fund                                  0.55%
--------------------------------------------------------------------------
High Quality Bond Fund                                               0.54%
--------------------------------------------------------------------------

HOW TO INVEST IN THE FUNDS

HOW SALES CHARGES WORK

You will normally pay a sales charge to invest in the Funds. If you buy Retail A Shares, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Retail B Shares, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.

RETAIL A SHARES

The table below shows the sales charge you'll pay if you buy Retail A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.


                        TOTAL SALES CHARGE
---------------------------------------------------------
                              AS A % OF         AS A % OF
AMOUNT OF            THE OFFERING PRICE              YOUR
YOUR INVESTMENT               PER SHARE        INVESTMENT
---------------------------------------------------------
Less than $50,000                 4.75%          4.99%
---------------------------------------------------------
$50,000 but less
than $100,000                     4.50%          4.71%
---------------------------------------------------------
$100,000 but less
than $250,000                     3.50%          3.63%
---------------------------------------------------------
$250,000 but less
than $500,000                     2.50%          2.56%
---------------------------------------------------------
$500,000 but less
than $1,000,000                   2.00%          2.04%
---------------------------------------------------------
$1,000,000 and over               0.00%(1)       0.00%(1)
---------------------------------------------------------

(1) There is no front-end sales charge on investments in Retail A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder. However, Galaxy will waive the 1% CDSC on withdrawals of Retail A Shares made through Galaxy's Systematic Withdrawal Plan that don't annually exceed 12% of your account's value. See "Galaxy investor programs - Systematic withdrawal plan" on page 28.

Galaxy's distributor may from time to time implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

Certain affiliates of the Adviser may, at their own expense, provide additional compensation to affiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of one or more Funds and to unaffiliated broker-dealers whose customers purchase Retail A Shares of one or more of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of the Adviser's affiliates.

There's no sales charge when you buy Retail A Shares if:

-   You buy shares by reinvesting your dividends and distributions.

- You buy shares with money from another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).

- You're an investment professional who places trades for your clients and charges them a fee.

- You buy shares under an all-inclusive fee program (sometimes called a "wrap fee program") offered by a broker-dealer or other financial institution.

-   You were a Galaxy shareholder before December 1, 1995.

- You were a shareholder of the Boston 1784 Funds on the date when the Funds were reorganized into Galaxy.




[SIDENOTE]

NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.

SALES CHARGE WAIVERS

Ask your financial adviser or Galaxy's distributor, or consult the SAI, for other instances in which the sales load on Retail A Shares is waived. When you buy your shares, you must tell your financial adviser or Galaxy's distributor that you qualify for a sales load waiver. To contact Galaxy's distributor, call 1-877-289-4252.

RETAIL B SHARES

If you bought Retail B Shares of a Fund prior to January 1, 2001, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased prior to January 1, 2001:


IF YOU SELL YOUR SHARES   YOU'LL PAY A CDSC OF
----------------------------------------------
during the first year                    5.00%
----------------------------------------------
during the second year                   4.00%
----------------------------------------------
during the third year                    3.00%
----------------------------------------------
during the fourth year                   3.00%
----------------------------------------------
during the fifth year                    2.00%
----------------------------------------------
during the sixth year                    1.00%
----------------------------------------------
after the sixth year                      None
----------------------------------------------

If you buy Retail B Shares of a Fund on or after January 1, 2001, you won't pay a CDSC unless you sell your shares within seven years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased on or after January 1, 2001:


IF YOU SELL YOUR SHARES   YOU'LL PAY A CDSC OF
----------------------------------------------
during the first year                    5.00%
----------------------------------------------
during the second year                   4.00%
----------------------------------------------
during the third year                    4.00%
----------------------------------------------
during the fourth year                   4.00%
----------------------------------------------
during the fifth year                    3.00%
----------------------------------------------
during the sixth year                    2.00%
----------------------------------------------
during the seventh year                  1.00%
----------------------------------------------
after the seventh year                    None
----------------------------------------------

If you acquired Retail B Shares of the Galaxy High Quality Bond Fund in connection with the reorganization of The Pillar Funds into Galaxy, you won't pay a CDSC unless you sell your shares within six years of your purchase of the Pillar Fund Class B Shares you held prior to the reorganization. The following table shows the schedule of CDSC charges for Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy:


IF YOU SELL YOUR SHARES   YOU'LL PAY A CDSC OF
----------------------------------------------
during the first year                    5.50%
----------------------------------------------
during the second year                   5.00%
----------------------------------------------
during the third year                    4.00%
----------------------------------------------
during the fourth year                   3.00%
----------------------------------------------
during the fifth year                    2.00%
----------------------------------------------
during the sixth year                    1.00%
----------------------------------------------
during the seventh year                   None
----------------------------------------------
after the seventh year                    None
----------------------------------------------

For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. Galaxy will then sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions. In addition, there's no CDSC when Retail B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your financial adviser or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-289-4252.

DISTRIBUTION AND SHAREHOLDER
SERVICE FEES

Retail A Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets (consisting of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). The Funds do not intend to pay more than 0.15% in shareholder service fees with respect to Retail A Shares during the current fiscal year.

Retail B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of each Fund's Retail B Share assets. The Funds do not intend to pay more than 0.80% in distribution and shareholder service (12b-1) fees during the current fiscal year. Galaxy has adopted a plan under Rule 12b-1 that allows each Fund to pay fees from its Retail B Share assets for selling and distributing Retail B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

CONVERTING RETAIL B SHARES TO RETAIL A SHARES

If you bought Retail B Shares of a Fund prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund six years after purchase. If you buy Retail B Shares of a Fund on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund eight years after purchase. If you acquired Retail B Shares of the Galaxy High Quality Bond Fund in connection with the reorganization of The Pillar Funds into Galaxy, your Retail B Shares will automatically convert to Retail A Shares of the Fund eight years after you purchased the Pillar Fund Class B Shares you held prior to the reorganization.


CHOOSING BETWEEN RETAIL A SHARES AND RETAIL B SHARES

Retail B Shares are subject to higher fees than Retail A Shares. For this reason, Retail A Shares can be expected to pay higher dividends than Retail B Shares. However, because Retail A Shares are subject to an initial sales charge which is deducted at the time you purchase Retail A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Retail A Shares than if you purchase Retail B Shares of the Fund.

In deciding whether to buy Retail A Shares or Retail B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Retail B Shares may equal or exceed the initial sales charge and fees for Retail A Shares. Retail A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years.

Consult your financial adviser for help in choosing the appropriate share class.

BUYING, SELLING AND EXCHANGING SHARES

You can buy and sell Retail A Shares and Retail B Shares of the Funds on any business day, which is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open. These entities are generally open every Monday through Friday, except national holidays.


Retail A Shares and Retail B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined after

[SIDENOTE]

MINIMUM INVESTMENT AMOUNTS

The minimum initial investment to open a Fund account is:

-   $2,500 for regular accounts

-   $500 for retirement plan accounts such as IRA, SEP and Keogh Plan accounts

-   $100 for college savings accounts, including Education IRA accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program or in a salary reduction retirement plan such as a SIMPLE IRA or 401(k). You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account other than retirement plan accounts. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

receipt of your order in proper form, as described below, less any applicable CDSC. NAV is determined on each business day at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

HOW TO BUY SHARES

You can buy shares through your financial adviser or directly from Galaxy's distributor by calling 1-877-289-4252. A financial adviser who places orders on your behalf may charge you a separate fee for their services.

If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. The financial adviser holds the shares in your name and receives all confirmations of purchases and sales. For details, please contact your financial adviser.

You can also buy shares from Galaxy's distributor in any of the following ways:

BUYING BY MAIL

Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction

- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE

To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
100 Federal Street
Boston, MA 02110
ABA #0110-0013-8
DDA #79673-5702
Ref: The Galaxy Fund
(Account number)
(Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy.

Call Galaxy's distributor at 1-877-289-4252 for an account application.

Your bank or other financial institution may charge you a fee for sending funds by wire.

DISCOUNT PLANS

You may have the sales charges on purchases of Retail A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION - You can add the value of the Retail A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Retail A Shares for purposes of calculating the sales charge.

- LETTER OF INTENT - You can purchase Retail A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Retail A Shares equal to 5% of the amount you indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full-amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.

- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when you sell Retail A Shares of the Funds in Retail A Shares of any Galaxy Fund within 90 days without paying a sales charge.

- GROUP SALES - If you belong to a qualified group with 50,000 or more members, you can buy Retail A Shares at a reduced sales charge, based on the number of qualified group members.

HOW TO SELL SHARES

You can sell your shares in several ways: through your financial adviser or directly through Galaxy's distributor by mail, by telephone, or by wire.

If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. Your financial adviser is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.

You can also sell your shares directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL

Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You must include the following:

-   The name of the Fund

-   The number of shares or the dollar amount you want to sell

-   Your account number

-   Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

[SIDENOTE]

DISCOUNT PLANS

You must tell your financial adviser or Galaxy's distributor when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply. To contact Galaxy's distributor, call 1-877-289-4252.

SELLING BY PHONE

You can sell shares by calling Galaxy's distributor at 1-877-289-4252 unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE

Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any bank or financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

HOW TO EXCHANGE SHARES

You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. You won't pay a sales charge for exchanging your Retail A Shares.

You may exchange Retail B Shares of a Fund for Retail B Shares of any other Galaxy Fund. You won't pay a CDSC when you exchange your Retail B Shares. However, when you sell the Retail B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.

TO EXCHANGE SHARES:

-   ask your financial adviser

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-289-4252

-   send your request in writing to:

    The Galaxy Fund
    P.O. Box 6520
    Providence, RI 02940-6520

Galaxy doesn't charge any fee for making exchanges, but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege by giving 60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

[SIDENOTE]

SIGNATURE GUARANTEES

When selling your shares by mail or by phone, you must have your signature guaranteed if:

-   you're selling shares worth more than $50,000,

- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,

- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or

-   you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

If you sell or exchange shares by telephone you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days, but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund declares any dividends from net investment income daily and pays them monthly. Each Fund pays any net capital gains at least once a year. It is expected that the Funds' annual distributions will normally -- but not always -- consist primarily of ordinary income rather than capital gains. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

Any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, its agencies or municipalities.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY INVESTOR PROGRAMS

RETIREMENT PLANS

Retail A Shares and Retail B Shares of the Funds are available for purchase in connection with any of the following retirement plans:

- Individual Retirement Arrangements (IRAs), including Traditional, Roth, Rollover and Education IRAs.

-   Simplified Employee Pension Plans (SEPs).

-   Keogh money purchase and profit sharing plans.

- Salary reduction retirement plans set up by employers for their employees which are qualified under Sections 401(k) and 403(B) of the Internal Revenue Code.

- SIMPLE IRA plans which are qualified under Section 408(p) of the Internal Revenue Code.

For information about eligibility requirements and other matters concerning these plans and to obtain an application, call your financial adviser or Galaxy's distributor at 1-877-289-4252.

OTHER PROGRAMS

It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's distributor at 1-877-289-4252 or your financial institution.

AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 a quarter.

PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.

COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an Education IRA account. The minimum for initial and additional investments in an Education IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.

DIRECT DEPOSIT PROGRAM

This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares made through the plan that don't annually exceed 12% of your account's value.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by calling your financial adviser or writing to Galaxy at:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

Please allow at least five days for the cancellation to be processed.

HOW TO REACH GALAXY

THROUGH YOUR FINANCIAL ADVISER

Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.

GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-289-4252, Monday through Friday, 8 a.m. to 6 p.m. (Eastern time) for help from a Galaxy representative.

INVESTCONNECT

InvestConnect is Galaxy's shareholder voice response system. Call 1-877-289-4252 from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week. InvestConnect may not be available to you if you invest in Galaxy through a financial adviser.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.

THE INTERNET

Please visit Galaxy's Web site at:
www.galaxyfunds.com

[SIDENOTE]

HEARING IMPAIRED

Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Retail A Shares and Retail B Shares for the past five years (or the period since a particular class of shares was first offered). Certain information reflects the financial performance of a single Retail A Share or Retail B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares and Retail B Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998 and 1997 was audited by Galaxy's former auditors.


GALAXY SHORT-TERM BOND FUND

(For a share outstanding throughout each period)


                                                               YEARS ENDED OCTOBER 31,
                             -------------------------------------------------------------------------------------------------
                                    2001                2000                1999               1998                1997
                             ------------------- ------------------- ------------------- ------------------ ------------------
                             RETAIL A  RETAIL B  RETAIL A  RETAIL B  RETAIL A  RETAIL B  RETAIL A RETAIL B  RETAIL A  RETAIL B
                              SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES   SHARES    SHARES    SHARES
--------------------------   --------- --------- --------- --------- --------- --------- -------- --------- --------- --------
Net asset value,
beginning of period            $9.86     $9.86     $9.86     $9.86   $10.10    $10.10    $10.01    $10.01     $9.99    $9.99

INCOME FROM
INVESTMENT OPERATIONS:
   Net investment income(1)     0.51(3)   0.44(3)   0.52(3)   0.45(3)  0.49      0.42      0.51      0.45      0.53     0.46

   Net realized and
   unrealized gain
   (loss) on investments        0.42      0.42      0.03      0.03    (0.25)    (0.25)     0.11      0.11      0.02     0.03
--------------------------   --------- --------- --------- --------- --------- --------- -------- --------- --------- --------
Total from investment
operations                      0.93      0.86      0.55      0.48     0.24      0.17      0.62      0.56      0.55     0.49

LESS DIVIDENDS:
   Dividends from net
   investment income           (0.52)    (0.45)    (0.55)    (0.48)   (0.48)    (0.41)    (0.53)    (0.47)    (0.53)   (0.47)

   Dividends from net
   realized capital gains          -         -         -         -        -         -         -         -         -        -
--------------------------   --------- --------- --------- --------- --------- --------- -------- --------- --------- --------

Total dividends                (0.52)    (0.45)    (0.55)    (0.48)   (0.48)    (0.41)    (0.53)    (0.47)    (0.53)   (0.47)

Net increase (decrease)
in net asset value              0.41      0.41      -         -       (0.24)    (0.24)     0.09      0.09      0.02     0.02

Net asset value,
end of period                 $10.27    $10.27     $9.86     $9.86    $9.86     $9.86    $10.10    $10.10    $10.01   $10.01

==========================   ========= ========= ========= ========= ========= ========= ======== ========= ========= ========
Total return(2)                9.62%     8.89%     5.76%     5.02%    2.43%     1.71%     6.42%     5.73%     5.64%    4.99%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)          $36,192    $1,647   $20,394      $840  $24,653      $812   $29,067    $1,087   $27,961     $905

RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income including
   reimbursement/waiver         5.06%     4.39%     5.31%     4.61%    4.86%     4.17%     5.07%     4.40%     5.29%    4.56%

   Operating expenses
   including
   reimbursement/waiver         1.00%     1.67%     1.06%     1.76%    1.10%     1.79%     1.11%     1.78%     1.00%    1.75%

   Operating expenses
   excluding
   reimbursement/waiver         1.24%     1.91%     1.29%     2.01%    1.30%     2.08%     1.31%     1.99%     1.21%    2.01%

Portfolio turnover rate          108%      108%      110%      110%     151%      151%      133%      133%      173%     173%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.49(3), $0.50(3), $0.47, $0.49 and $0.51, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.42(3), $0.43(3), $0.39, $0.42, and $0.44, respectively.

(2) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

(For a share outstanding throughout each period)


                                                                        YEARS ENDED OCTOBER, 31
                                              -------------------------------------------------------------------------------
                                                     2001                2000                1999            1998      1997
                                              ------------------- ------------------- --------------------- -------- --------
                                              RETAIL A  RETAIL B  RETAIL A  RETAIL B  RETAIL A   RETAIL B   RETAIL A RETAIL A
                                               SHARES    SHARES    SHARES    SHARES    SHARES     SHARES(1)  SHARES    SHARES
--------------------------------------------  --------- --------- --------- --------- ---------- ---------- -------- --------
Net asset value, beginning of period            $9.95     $9.95      $9.86    $9.85     $10.50    $10.50    $10.18    $10.06

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                      0.54      0.46       0.554     0.484     0.54      0.47      0.57      0.59

   Net realized and unrealized gain (loss)
   on investments                                0.77      0.77       0.11     0.11      (0.65)    (0.66)     0.34      0.12
--------------------------------------------  --------- --------- --------- --------- ---------- ---------- -------- --------
Total from investment operations                 1.31      1.23       0.66     0.59      (0.11)    (0.19)     0.91      0.71

LESS DIVIDENDS:
   Dividends from net investment income         (0.54)    (0.46)     (0.57)   (0.49)     (0.53)    (0.46)    (0.59)    (0.59)
   Dividends from net realized capital gains        -         -          -        -          -         -         -         -
--------------------------------------------  --------- --------- --------- --------- ---------- ---------- -------- --------
Total dividends                                 (0.54)    (0.46)     (0.57)   (0.49)     (0.53)    (0.46)    (0.59)    (0.59)

Net increase (decrease) in net asset value       0.77      0.77       0.09     0.10      (0.64)    (0.65)     0.32      0.12
Net asset value, end of period                 $10.72    $10.72      $9.95    $9.95      $9.86     $9.85    $10.50    $10.18
============================================  ========= ========= ========= ========= ========== ========== ======== ========
Total return(3)                                 13.52%    12.64%      7.01%    6.22%     (1.11)%   (1.78)%    9.22%     7.33%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)        $61,224    $3,695    $47,548   $1,765    $56,454    $1,084   $66,865   $65,626

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                          5.22%     4.44%      5.63%    4.89%      5.28%     4.61%     5.49%     5.90%

   Operating expenses including
   reimbursement/waiver                          0.98%     1.76%      0.97%    1.71%      0.97%     1.64%     1.01%     1.02%

   Operating expenses including
   reimbursement/waiver                          1.18%     1.98%      1.18%    2.09%      1.17%     2.14%     1.21%     1.22%

Portfolio turnover rate                            86%       86%        99%      99%       184%      184%      205%      128%


(1) The Fund began offering Retail B Shares on November 1, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.52, $0.58(4), $0.52, $0.55, and $0.57, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000 and 1999 were $0.43, $0.35(4) and $0.42, respectively.

(3) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY HIGH QUALITY BOND FUND

(For a share outstanding throughout each period)


                                                               YEARS ENDED OCTOBER 31,
                             -------------------------------------------------------------------------------------------------
                                    2001                2000                1999               1998                1997
                             ------------------- ------------------- ------------------- ------------------ ------------------

                             RETAIL A  RETAIL B  RETAIL A  RETAIL B  RETAIL A  RETAIL B  RETAIL A RETAIL B  RETAIL A  RETAIL B
                              SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES   SHARES    SHARES    SHARES
---------------------------  --------- --------- --------- --------- --------- --------- -------- --------- --------- --------
Net asset value,
beginning of period           $10.35    $10.35    $10.25    $10.25   $11.20    $11.20    $10.70    $10.70    $10.47   $10.47

INCOME FROM INVESTMENT
OPERATIONS:
   Net investment income1       0.57      0.51      0.59      0.52     0.57      0.50      0.58      0.51      0.60     0.53

   Net realized and
   unrealized gain
   (loss) on investments        0.89      0.88      0.11      0.11    (0.86)    (0.86)     0.50      0.51      0.23     0.24
---------------------------  --------- --------- --------- --------- --------- --------- -------- --------- --------- --------
Total from investment
operations                      1.46      1.39      0.70      0.63    (0.29)    (0.36)     1.08      1.02      0.83     0.77

LESS DIVIDENDS:
   Dividends from net
   investment income           (0.58)    (0.51)    (0.60)    (0.53)   (0.57)    (0.50)    (0.58)    (0.52)    (0.60)   (0.54)

   Dividends from net
   realized capital gains          -         -         -         -    (0.09)    (0.09)        -         -         -        -
---------------------------  --------- --------- --------- --------- --------- --------- -------- --------- --------- --------
Total dividends                (0.58)    (0.51)    (0.60)    (0.53)   (0.66)    (0.59)    (0.58)    (0.52)    (0.60)   (0.54)

Net increase (decrease)
in net asset value              0.88      0.88      0.10      0.10    (0.95)    (0.95)     0.50      0.50      0.23     0.23

Net asset value,
end of period                 $11.23    $11.23    $10.35    $10.35   $10.25    $10.25    $11.20    $11.20    $10.70   $10.70
===========================  ========= ========= ========= ========= ========= ========= ======== ========= ========= ========
Total return2                  14.45%    13.70%     7.04%     6.37%   (2.66)%   (3.25)%   10.35%     9.73%     8.22%    7.59%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (in 000s)          $48,276   $14,246   $33,429    $5,775  $42,906    $6,550   $45,879    $5,420   $27,950   $1,998

RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income including
   reimbursement/
   waiver.                      5.30%     4.64%     5.76%     5.13%    5.32%     4.72%     5.30%     4.69%     5.73%    5.07%

   Operating expenses
   including
   reimbursement/
   waiver                       0.98%     1.64%     1.01%     1.65%    0.99%     1.59%     1.00%     1.61%     1.01%    1.69%

   Operating expenses
   excluding
   reimbursement/
   waiver                       1.18%     1.84%     1.23%     1.91%    1.20%     1.88%     1.20%     1.81%     1.21%    1.95%

Portfolio turnover rate          131%      131%      104%      104%     226%      226%      253%      253%      182%     182%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.55, $0.56, $0.55, $0.56 and $0.58, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.49,
    $0.50, $0.47, $0.49, and $0.51, respectively.

(2) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

                       This page intentionally left blank

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.


Galaxy's Investment Company Act File No. is 811-4636.


PROGALBND (2/28/02)

[GRAPHIC]

GALAXY TAXABLE BOND FUNDS

THE GALAXY FUND

                                        PROSPECTUS
                                        February 28, 2002








                                        GALAXY SHORT-TERM BOND FUND

                                        GALAXY INTERMEDIATE GOVERNMENT
                                        INCOME FUND

                                        GALAXY HIGH QUALITY BOND FUND

                                        GALAXY CORPORATE BOND FUND


                                        TRUST SHARES








                                        As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                                                                    [LOGO]GALAXY
                                                                          FUNDS

                                     CONTENTS






                               1    RISK/RETURN SUMMARY

                               1    Introduction

                               2    Galaxy Short-Term Bond Fund

                               7    Galaxy Intermediate Government Income Fund

                              12    Galaxy High Quality Bond Fund

                              17    Galaxy Corporate Bond Fund

                              22    Additional information about risk

                              23    Investor guidelines

                              24    FUND MANAGEMENT

                              25    HOW TO INVEST IN THE FUNDS

                              25    Buying and selling shares

                              26      HOW TO BUY SHARES

                              27      HOW TO SELL SHARES

                              28      OTHER TRANSACTION POLICIES

                              30    DIVIDENDS, DISTRIBUTIONS AND TAXES

                              32    HOW TO REACH GALAXY

                              33    FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION


THIS PROSPECTUS describes the Galaxy Taxable Bond Funds. Each Fund invests primarily in debt obligations, such as bonds, notes and commercial paper.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
- the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
- the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?
Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you. On page 23, you'll find a table that provides a general guide to help you decide which of the Galaxy Taxable Bond Funds is best suited to you.

THE FUNDS' INVESTMENT ADVISER
Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.


AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

GALAXY SHORT-TERM BOND FUND


THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks a high level of current income consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in debt obligations of U.S. and foreign corporations, including bonds and notes, and in debt obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or by foreign governments or their political subdivisions and instrumentalities. It also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and the obligations of U.S. and foreign banks. The Fund normally invests at least 65% of its total assets in bonds and debentures.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets and ranges of interest payments on bonds of various maturities, and determines the appropriate allocation of the Fund's assets among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be less than three years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.


[SIDENOTE]
PRESERVATION OF CAPITAL
Preservation of capital means protecting the amount of money you invest in a fund. If a fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.


[SIDENOTE]
DEBT OBLIGATIONS
A debt obligation, such as a bond, represents a loan of money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond MATURES when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's returns.


[SIDENOTE]
AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt obligations in a fund come due or MATURE. It is calculated by averaging the time to maturity of all debt obligations held by a fund with each maturity "weighted" according to the percentage of assets it represents.

[SIDENOTE]
DURATION
Duration is an approximate measure of the price sensitivity of a fund to changes in interest rates. Unlike maturity, which measures only the time until final payment, duration gives you the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a fund.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

1992     5.81%
1993     6.41%
1994    -0.33%
1995    11.26%
1996     3.65%
1997     5.82%
1998     6.34%
1999     2.56%
2000     7.77%
2001     7.45%

[SIDENOTE]
BEST QUARTER
4.14% for the quarter ending September 30, 1992

WORST QUARTER
-0.72% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                   SINCE
                                            1 YEAR     5 YEARS    10 YEARS     INCEPTION
------------------------------------------------------------------------------------------------------------
Trust Shares Before Taxes                    7.45%       5.97%       5.63%         5.63%  (12/30/91)

Trust Shares After Taxes on
Distributions                                5.29%       3.73%       3.48%         3.48%  (12/30/91)

Trust Shares After Taxes on
Distributions and Sale of Fund Shares        4.50%       3.65%       3.45%         3.45%  (12/30/91)

Lehman Brothers One to Three Year
Government Bond Index (reflects no
deduction for fees, expenses or taxes)       8.53%       6.64%       6.10%         6.10%  (since 12/31/91)

For current yield information, please call 1-877-289-4252.


[SIDENOTE]
The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index which tracks the performance of short-term U.S. Government bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
----------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)           None           0.25%        1.00%(1)


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.80%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------
Trust Shares                                  $102         $318       $552        $1,225


[SIDENOTE]
PORTFOLIO MANAGER
The Fund's portfolio manager is Patrick Bresnehan, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. He has managed the Fund since January 2002 and has been a member of the Fund's investment team since November 1997. Mr. Bresnehan, who has over 13 years of investment experience, has been with the Adviser since 1997. Prior to joining the Adviser, Mr. Bresnehan was a fixed income portfolio manager with Scudder, Stevens & Clark.

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND


THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks the highest level of current income consistent with prudent risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The Fund also invests in debt obligations of U.S. and foreign corporations, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

The Fund may from time to time invest in a limited amount of interest rate futures contracts. The Fund will use interest rate futures contracts, which may be considered derivatives, in an effort to manage the impact to the Fund of changes in interest rates.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets and ranges of interest rates on bonds of various maturities, and determines the appropriate allocation of the Fund's investments among various market sectors.

Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be between three and ten years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.


[SIDENOTE]
DERIVATIVES
A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

[SIDENOTE]
U.S. GOVERNMENT OBLIGATIONS
U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

- DERIVATIVES - The Fund may invest in derivatives such as interest rate futures contracts to adjust its exposure to interest rates. There is no guarantee this strategy will always work. Interest rates may move in the direction opposite to that anticipated, in which case the strategy will have the reverse effect. The Fund may increase or lessen its sensitivity to changes in interest rates through this strategy, which will impact return. Due to their structure, a small percentage of Fund assets invested in derivatives can have a disproportionately larger impact on the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's returns.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

1992     7.11%
1993     5.58%
1994    -3.70%
1995    16.01%
1996     2.05%
1997     8.12%
1998     8.62%
1999    -1.72%
2000    11.74%
2001     7.74%

[SIDENOTE]
BEST QUARTER
6.13% for the quarter ending September 30, 1992

WORST QUARTER
-2.90% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                         SINCE
                                              1 YEAR     5 YEARS    10 YEARS         INCEPTION
---------------------------------------------------------------------------------------------------------------------
Trust Shares Before Taxes                      7.74%       6.80%       6.00%             7.18%  (9/1/88)

Trust Shares After Taxes
on Distributions                               5.48%       4.38%       3.54%             4.69%  (9/1/88)

Trust Shares After Taxes on
Distributions and Sale of Fund Shares          4.67%       4.23%       3.57%             4.64%  (9/1/88)

Lehman Brothers Intermediate
Government/Credit Bond Index
(reflects no deduction for fees,
expenses or taxes)                             8.96%       7.10%       6.81%             8.00%   (since 8/31/88)

Lehman Brothers Aggregate Bond
Index (reflects no deduction for
fees, expenses or taxes)                       8.44%       7.43%       7.23%             8.58%  (since 8/31/88)

For current yield information, please call 1-877-289-4252.


[SIDENOTE]
The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.

[SIDENOTE]
The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                  TOTAL FUND
                               MANAGEMENT     DISTRIBUTION           OTHER         OPERATING
                                     FEES     (12b-1) FEES        EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)             None           0.15%          0.90%(1)


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.54%. Total Fund operating expenses after this waiver are expected to be 0.69%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------
Trust Shares                                   $92         $287       $498        $1,108


[SIDENOTE]
PORTFOLIO MANAGER
The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.

GALAXY HIGH QUALITY BOND FUND


THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks a high level of current income consistent with prudent risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in U.S. and foreign corporate debt obligations, such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

The Fund may from time to time invest in a limited amount of interest rate futures contracts. The Fund will use interest rate futures contracts, which may be considered derivatives, in an effort to manage the impact to the Fund of changes in interest rates.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets and ranges of interest rates on bonds of various maturities, and determines the appropriate allocation of the Fund's investments among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in high quality securities that have one of the top two ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

- DERIVATIVES - The Fund may invest in derivatives such as interest rate futures contracts to adjust its exposure to interest rates. There is no guarantee this strategy will always work. Interest rates may move in the direction opposite to that anticipated, in which case the strategy will have the reverse effect. The Fund may increase or lessen its sensitivity to changes in interest rates through this strategy, which will impact return. Due to their structure, a small percentage of Fund assets invested in derivatives can have a disproportionately larger impact on the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's returns.


HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

1992     6.77%
1993    12.81%
1994    -6.43%
1995    21.41%
1996     1.59%
1997     9.23%
1998     9.42%
1999    -3.99%
2000    12.88%
2001     7.53%


[SIDENOTE]
BEST QUARTER
7.59% for the quarter ending June 30, 1995

WORST QUARTER
-3.85% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                SINCE
                                            1 YEAR   5 YEARS   10 YEARS     INCEPTION
-------------------------------------------------------------------------------------------------------
Trust Shares Before Taxes                    7.53%     6.85%      6.83%         7.56% (12/14/90)

Trust Shares After Taxes on
Distributions                                5.24%     4.45%      4.26%         4.97% (12/14/90)

Trust Shares After Taxes on
Distributions and Sale of Fund Shares        4.55%     4.29%      4.21%         4.85% (12/14/90)

Lehman Brothers
Government/Credit Bond Index
(reflects no deduction for fees,
expenses or taxes)                           8.50%     7.37%      7.27%         8.13% (since 11/30/90)

For current yield information, please call 1-877-289-4252.


[SIDENOTE]
The Lehman Brothers Government/Credit Bond Index is an unmanaged index which tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                TOTAL FUND
                               MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                     FEES     (12b-1) FEES        EXPENSES        EXPENSES
------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)             None           0.19%           0.94%


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.53%. Total Fund operating expenses after this waiver are expected to be 0.72%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------
Trust Shares                                   $96         $300        $520       $1,155


[SIDENOTE]
PORTFOLIO MANAGER
The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.

GALAXY CORPORATE BOND FUND


THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks a high level of current income.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in corporate debt obligations. These include obligations that are issued by U.S. and foreign business corporations and obligations issued by agencies, instrumentalities or authorities that are organized as corporations by the U.S., by states or political subdivisions of the U.S., or by foreign governments or political subdivisions. The Fund also invests in obligations issued or guaranteed by U.S. or foreign governments, their agencies or instrumentalities, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets and ranges of interest payments on bonds of various maturities, and determines the appropriate allocation of the Fund's assets among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be between three and ten years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's returns.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares Fund has varied from year to year.

[CHART]

1995    15.91%
1996     3.10%
1997     8.13%
1998     8.18%
1999    -1.83%
2000    10.11%
2001     8.08%

[SIDENOTE]
BEST QUARTER
5.50% for the quarter ending June 30, 1995

WORST QUARTER
-1.50% for the quarter ending March 31, 1996

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                      SINCE
                                           1 YEAR     5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------------
Trust Shares Before Taxes                   8.08%       6.45%         7.28%  (12/12/94)

Trust Shares After Taxes
on Distributions                            5.75%       3.97%         4.69%  (12/12/94)

Trust Shares After Taxes
on Distributions and Sale of
Fund Shares                                 4.88%       3.91%         4.55%  (12/12/94)

Lehman Brothers Intermediate
Government/Credit Bond Index
(reflects no deduction for fees,
expenses or taxes)                          8.96%       7.10%         7.75%  (since 11/30/94)

For current yield information, please call 1-877-289-4252.


[SIDENOTE]
The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
----------------------------------------------------------------------------------------
Trust Shares                   0.75%(1)             None           0.22%        0.97%(1)


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.77%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------------------
Trust Shares                                   $99         $309        $536       $1,190


[SIDENOTE]
PORTFOLIO MANAGER
The Fund's portfolio manager is David Lindsay, CFA, a Senior Vice President of the Adviser since 1992. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Lindsay has managed the Fund since it began operations in 1994. He has been with the Adviser and its predecessors since 1986.

ADDITIONAL INFORMATION ABOUT RISK



The main risks associated with an investment in each of the Galaxy Taxable Bond Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS
Under unusual market conditions, each Fund may hold uninvested cash (which will not earn any income) and invest without limit in money market instruments, including short-term U.S. Government securities. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS
This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

INVESTOR GUIDELINES


The table below provides information as to which type of investor might want to invest in each of the Galaxy Taxable Bond Funds. It's meant as a general guide only. Consult your financial adviser to help you decide which Fund is right for you.

              GALAXY FUND                MAY BE BEST SUITED FOR INVESTORS WHO...
              ------------------------------------------------------------------
              Galaxy Short-Term          - want current income greater than that
              Bond Fund                    normally provided by a money market
                                           fund

                                         - want less change in the value of
                                           their investment than is normally
                                           associated with long-term funds

              Galaxy Intermediate        - want current income
              Government Income
              Fund                       - want the extra margin of safety
                                           associated with U.S. Government
                                           securities

                                         - can accept fluctuations in price and
                                           yield

              Galaxy High Quality        - want current income
              Bond Fund
                                         - want the added safety associated with
                                           bonds with lower credit risk than
                                           other debt securities

                                         - can accept fluctuations in price and
                                           yield

              Galaxy Corporate           - want current income from corporate
              Bond Fund                    debt securities

                                         - can accept fluctuations in price and
                                           yield

FUND MANAGEMENT


ADVISER
The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES
The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES
The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.

                                               MANAGEMENT FEE
FUND                             AS A % OF AVERAGE NET ASSETS
-------------------------------------------------------------
Short-Term Bond Fund                                    0.51%

Intermediate Government
Income Fund                                             0.55%

High Quality Bond Fund                                  0.54%

Corporate Bond Fund                                     0.55%

SUB-ACCOUNT SERVICES
Affiliates of the Adviser and certain other parties may receive fees from Galaxy's transfer agent for providing certain sub-accounting and administrative services to participant sub-accounts with respect to Trust Shares of the Funds held by defined contribution plans. The transfer agency fees payable by Trust Shares of the Funds have been increased by an amount equal to these fees, so that the holders of Trust Shares indirectly bear these fees.

HOW TO INVEST IN THE FUNDS



BUYING AND SELLING SHARES
Trust Shares of the Funds are available for purchase by the following types of investors:

- Investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation
- Participants in employer-sponsored defined contribution plans.

Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Your institution can provide more information about which types of accounts are eligible.

In addition to the above types of investors, Trust Shares of the Corporate Bond Fund are also available for purchase by:

- customers of financial institutions, such as broker-dealers, banks, and savings and loan associations, including financial institutions affiliated with the Adviser
- investors purchasing shares directly from Galaxy's distributor.

You can buy and sell Trust Shares of the Funds on any business day. For customers of financial institutions (including customers maintaining qualified accounts) and participants in employer-sponsored plans, a business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, the principal bond markets (as recommended by the Bond Market Association) and your financial institution or employer-sponsored plan are open for business. For investors purchasing shares directly from Galaxy's distributor, a business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open. These entities are generally open every Monday through Friday, except national holidays.

The price at which you buy shares is the net asset value (NAV) per share next determined after your order is accepted. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV is determined on each day the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time).

If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors


[SIDENOTE]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.

and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

HOW TO BUY SHARES
If you are a customer of a financial institution (including a customer who maintains a qualified account) or a participant in an employer-sponsored plan, you can buy Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and wiring payments to Galaxy's custodian. The financial institution or employer-sponsored plan holds the shares in your name and receives all confirmations of purchases and sales.

You can also buy Trust Shares of the Corporate Bond Fund directly from Galaxy's distributor in any of the following ways:

BUYING BY MAIL
Complete an account application and mail it, together with a check payable to the Galaxy Corporate Bond Fund, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction
- A letter stating the amount of your investment, the name of the Fund and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE
To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
100 Federal Street
Boston, MA  02110
ABA #0110-0013-8
DDA #79673-5702
Ref:  The Galaxy Fund
(Account number)
(Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence,


[SIDENOTE]
INVESTMENT MINIMUMS
Galaxy does not have any minimum investment requirements for initial or additional investments in Trust Shares, but financial institutions and employer-sponsored plans may. They may also require you to maintain a minimum account balance.

RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-289-4252 for an account application.

Your financial institution may charge you a fee for sending funds by wire.

HOW TO SELL SHARES
If you are a customer of a financial institution (including a customer who maintains a qualified account) or a participant in an employer-sponsored plan, you can sell Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds, but your financial institution or employer-sponsored plan may do so. Contact your financial institution or plan administrator for more information.

You can also sell Trust Shares of the Corporate Bond Fund directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL
Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You must include the following:

- The name of the Fund
- The number of shares or the dollar amount you want to sell
- Your account number
- Your Social Security number or tax identification number
- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.


[SIDENOTE]
SIGNATURE GUARANTEES
When selling your shares either by mail or by phone, you must have your signature guaranteed if:

- you're selling shares worth more than $50,000,
- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,
- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or
- you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

SELLING BY PHONE
You can sell shares by calling Galaxy's distributor at 1-877-289-4252 unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.


SELLING BY WIRE
Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any financial institution in the U.S. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.


OTHER TRANSACTION POLICIES
If you purchased your shares through a financial institution or employer-sponsored plan and Galaxy doesn't receive full payment for your order to buy shares by 4:00 p.m. on the next business day, Galaxy won't accept your order. Galaxy will advise your financial institution or plan administrator if this happens.

If you purchased shares directly from Galaxy's distributor and Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell shares by wire or telephone if it believes it is advisable to do so. Galaxy may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you purchased your shares directly from Galaxy's distributor and you sell your shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

If you sell your shares through a financial institution or employer-sponsored plan, sales proceeds are normally wired to your financial institution or plan administrator on the next business day. If you sell your shares directly through Galaxy's distributor, sales proceeds are normally sent to you within three business days. In each case, Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy may close any account after 60 days' written notice if the value of the account drops below $250 as a result of selling shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Each Fund declares any dividends from net investment income daily and pays them monthly. Each Fund pays any net capital gains at least once a year. It is expected that the Funds' annual distributions will normally - but not always - consist primarily of ordinary income rather than capital gains. Dividends and distributions are paid in cash unless you tell your financial institution or plan administrator in writing or, if you purchased your shares directly from Galaxy's distributor, you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


FEDERAL TAXES
Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

Any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


STATE AND LOCAL TAXES
Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, its agencies or municipalities.


MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

HOW TO REACH GALAXY



If you purchased your shares directly from Galaxy's distributor, you can reach Galaxy in any of the following ways:


GALAXY SHAREHOLDER SERVICES
Call Galaxy's distributor at 1-877-289-4252, Monday through Friday, 8 a.m. to 6 p.m. (Eastern time) for help from a Galaxy representative.


INVESTCONNECT
InvestConnect is Galaxy's shareholder voice response system. Call 1-877-289-4252 from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.


THE INTERNET
Please visit Galaxy's Web site at:
www.galaxyfunds.com


[SIDENOTE]
HEARING IMPAIRED
Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS



The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Trust Shares for the past five years. Certain information reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998 and 1997 was audited by Galaxy's former auditors.

GALAXY SHORT-TERM BOND FUND
(For a share outstanding throughout each period)

                                                                          YEARS ENDED OCTOBER 31,
                                                         --------------------------------------------------------
                                                            2001        2000        1999       1998       1997
-------------------------------------------------------  ----------  ----------  ----------  ---------  ---------
                                                                                TRUST SHARES
                                                         --------------------------------------------------------
Net asset value, beginning of period                       $9.86        $9.86      $10.10     $10.01      $9.99

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                 0.53(2)      0.54(2)     0.51       0.54       0.54

   Net realized and unrealized gain (loss)
   on investments                                           0.42         0.03       (0.25)      0.11       0.02
-------------------------------------------------------  ----------  ----------  ----------  ---------  ---------

Total from investment operations                            0.95         0.57        0.26       0.65       0.56

LESS DIVIDENDS:
   Dividends from net investment income                    (0.54)       (0.57)      (0.50)    ( 0.56)     (0.54)

   Dividends from net realized capital gains                  --           --          --         --         --
-------------------------------------------------------  ----------  ----------  ----------  ---------  ---------

Total dividends                                            (0.54)       (0.57)      (0.50)     (0.56)     (0.54)

Net increase (decrease) in net asset value                  0.41           --       (0.24)      0.09       0.02

Net asset value, end of period                            $10.27        $9.86       $9.86     $10.10     $10.01
=======================================================  ==========  ==========  ==========  =========  =========

Total return                                                9.89%        6.04%       2.67%      6.68%      5.77%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                  $100,136      $83,876     $31,438    $38,071    $49,837

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                     5.31%        5.56%       5.10%      5.33%      5.43%

   Operating expenses including reimbursement/waiver        0.75%        0.81%       0.86%      0.85%      0.86%

   Operating expenses excluding reimbursement/waiver        1.00%        1.04%       1.06%      1.05%      1.07%

Portfolio turnover rate                                      108%         110%        151%       133%       173%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.51(2), $0.52(2), $0.49, $0.52 and $0.52, respectively.

(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
(For a share outstanding throughout each period)

                                                                          YEARS ENDED OCTOBER 31,
                                                         --------------------------------------------------------
                                                            2001        2000        1999        1998       1997
-------------------------------------------------------  ----------  ----------  ----------  ---------  ---------
                                                                                TRUST SHARES
                                                         --------------------------------------------------------
Net asset value, beginning of period                       $9.95        $9.85      $10.50     $10.18     $10.06

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                 0.57         0.58(2)     0.56       0.59       0.62

   Net realized and unrealized gain (loss)
   on investments                                           0.77         0.11       (0.65)      0.35       0.12
-------------------------------------------------------  ----------  ----------  ----------  ---------  ---------

Total from investment operations                            1.34         0.69       (0.09)      0.94       0.74

LESS DIVIDENDS:
   Dividends from net investment income                    (0.57)       (0.59)      (0.56)     (0.62)     (0.62)

   Dividends from net realized capital gains                  --           --          --         --         --
-------------------------------------------------------  ----------  ----------  ----------  ---------  ---------

Total dividends                                            (0.57)       (0.59)      (0.56)     (0.62)     (0.62)

Net increase (decrease) in net asset value                  0.77         0.10       (0.65)      0.32       0.12

Net asset value, end of period                            $10.72        $9.95       $9.85     $10.50     $10.18
=======================================================  ==========  ==========  ==========  =========  =========

Total return                                               13.84%        7.29%      (0.86)%     9.52%      7.63%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                  $497,790     $451,501    $234,880   $239,763   $209,215

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                     5.50%        5.90%       5.53%      5.77%      6.19%

   Operating expenses including reimbursement/waiver        0.70%        0.70%       0.72%      0.73%      0.74%

   Operating expenses excluding reimbursement/waiver        0.90%        0.90%       0.92%      0.93%      0.94%

Portfolio turnover rate                                       86%          99%        184%       205%       128%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.55, $0.40(2), $0.54, $0.57 and $0.60, respectively.

(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY HIGH QUALITY BOND FUND
(For a share outstanding throughout each period)

                                                                          YEARS ENDED OCTOBER 31,
                                                         --------------------------------------------------------
                                                            2001        2000        1999        1998       1997
-------------------------------------------------------  ----------  ----------  ----------  ---------  ---------
                                                                                TRUST SHARES
                                                         --------------------------------------------------------
Net asset value, beginning of period                      $10.35       $10.25      $11.20     $10.70     $10.47

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                 0.60         0.61        0.58       0.59       0.61

   Net realized and unrealized gain (loss)
   on investments                                           0.88         0.11       (0.86)      0.50      (0.23)
-------------------------------------------------------  ----------  ----------  ----------  ---------  ---------

Total from investment operations                            1.48         0.72       (0.28)      1.09       0.84

LESS DIVIDENDS:
   Dividends from net investment income                    (0.60)       (0.62)      (0.58)     (0.59)     (0.61)

   Dividends from net realized capital gains                  --           --       (0.09)        --         --
-------------------------------------------------------  ----------  ----------  ----------  ---------  ---------

Total dividends                                            (0.60)       (0.62)      (0.67)     (0.59)     (0.61)

Net increase (decrease) in net asset value                  0.88         0.10       (0.95)      0.50       0.23

Net asset value, end of period                            $11.23       $10.35      $10.25     $11.20     $10.70
=======================================================  ==========  ==========  ==========  =========  =========

Total return                                               14.73%        7.27%      (2.52)%    10.50%      8.36%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                  $831,727     $558,789    $237,772   $217,143   $182,398

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                     5.55%        5.99%       5.46%      5.43%      5.88%

   Operating expenses including reimbursement/waiver        0.73%        0.78%       0.84%      0.87%      0.87%

   Operating expenses excluding reimbursement/waiver        0.94%        0.99%       1.04%      1.07%      1.09%

Portfolio turnover rate                                      131%         104%        226%       253%       182%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.58, $0.59, $0.56, $0.56 and $0.59, respectively.

GALAXY CORPORATE BOND FUND
(For a share outstanding throughout each period)

                                                                         YEARS ENDED OCTOBER 31,
                                                         --------------------------------------------------------
                                                            2001        2000        1999        1998       1997
-------------------------------------------------------  ----------  ----------  ----------  ---------  ---------
                                                                                TRUST SHARES
                                                         --------------------------------------------------------
Net asset value, beginning of period                      $10.14       $10.22      $10.90     $10.63     $10.53

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                 0.60         0.61        0.59       0.62       0.66

   Net realized and unrealized gain (loss)
   on investments                                           0.78        (0.05)      (0.68)      0.30       0.11
-------------------------------------------------------  ----------  ----------  ----------  ---------  ---------

Total from investment operations                            1.38         0.56       (0.09)      0.92       0.77

LESS DIVIDENDS:
   Dividends from net investment income                    (0.60)       (0.64)      (0.59)    ( 0.65)     (0.66)

   Dividends from net realized capital gains                  --           --          --         --      (0.01)
-------------------------------------------------------  ----------  ----------  ----------  ---------  ---------

Total dividends                                            (0.60)       (0.64)      (0.59)     (0.65)     (0.67)

Net increase (decrease) in net asset value                  0.78        (0.08)      (0.68)      0.27       0.10

Net asset value, end of period                            $10.92       $10.14      $10.22     $10.90     $10.63
=======================================================  ==========  ==========  ==========  =========  =========

Total return                                               13.99%        5.69%      (0.82)%     8.96%      7.56%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                  $122,039      $89,600     $79,382    $83,565    $91,728

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                     5.70%        6.01%       5.62%      5.80%      6.27%

   Operating expenses including reimbursement/waiver        0.77%        0.83%       0.85%      0.82%      0.80%

   Operating expenses excluding reimbursement/waiver        0.97%        1.03%       1.05%      1.02%      1.00%

Portfolio turnover rate                                       79%          75%        206%       155%        37%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and or the Administrator for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.58, $0.60,
    $0.57, $0.60 and $0.64, respectively.

                       This page intentionally left blank

WHERE TO FIND MORE INFORMATION



You'll find more information about the Funds in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.






Galaxy's Investment Company Act File No. is 811-4636.

PROTRBND 15039 (2/28/02) PKG50

[GRAPHIC]

GALAXY TAX-EXEMPT BOND FUNDS

THE GALAXY FUND

PROSPECTUS
February 28, 2002

GALAXY TAX-EXEMPT BOND FUND

GALAXY NEW JERSEY MUNICIPAL BOND FUND

GALAXY NEW YORK MUNICIPAL BOND FUND

GALAXY CONNECTICUT MUNICIPAL BOND FUND

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

RETAIL A SHARES AND RETAIL B SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[GALAXY FUNDS LOGO]

     CONTENTS
 1   RISK/RETURN SUMMARY

 1   Introduction

 2   Galaxy Tax-Exempt Bond Fund

 8   Galaxy New Jersey Municipal Bond Fund

13   Galaxy New York Municipal Bond Fund

18   Galaxy Connecticut Municipal Bond Fund

23   Galaxy Massachusetts Municipal Bond Fund

28   Galaxy Rhode Island Municipal Bond Fund

33   Galaxy  Intermediate Tax-Exempt Bond Fund

38   Galaxy Connecticut Intermediate Municipal Bond Fund

43   Galaxy Massachusetts Intermediate Municipal Bond Fund

48   Additional information about risk

49   FUND MANAGEMENT

50   HOW TO INVEST IN THE FUNDS

50   How sales charges work

52   Buying, selling and exchanging shares

52   HOW TO BUY SHARES

54   HOW TO SELL SHARES

55   HOW TO EXCHANGE SHARES

55   OTHER TRANSACTION POLICIES

56   DIVIDENDS, DISTRIBUTIONS AND TAXES

58   GALAXY INVESTOR PROGRAMS

59   HOW TO REACH GALAXY

60   FINANCIAL HIGHLIGHTS

Risk/return Summary

INTRODUCTION

THIS PROSPECTUS describes the Galaxy Tax-Exempt Bond Funds. The Funds invest primarily in municipal securities, which are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, from state and local income tax.

On the following pages, you'll find important information about each of the Galaxy Tax-Exempt Bond Funds, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-  the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-  the fees and expenses that you will pay as an investor in the Fund.


WHICH FUND IS RIGHT FOR YOU?
The Funds are designed for investors who are looking for income that's free of federal income tax and who can accept fluctuations in price and yield. A Fund that specializes in a particular state is best suited to residents of that state who are also looking for income that is free of the state's income tax.


TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAs, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS.

THE FUNDS' INVESTMENT ADVISER
Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

[SIDENOTE]

TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose you are in the 35% federal income tax bracket. If you earn 10% on a taxable fund, the fund's return after taxes will be 6.5%. On the other hand, if you earn 6.5% on a tax-exempt fund, your after-tax return is also 6.5% because you pay no federal income taxes on the tax-exempt fund's returns. So, you are better off if you can earn more than 6.5% on a tax-exempt fund than if you earn a 10% return on a taxable fund after federal income taxes. However, the lower your federal income tax bracket, the less likely it is that you will enjoy a higher after-tax return from a tax-exempt fund than from a taxable fund.

GALAXY TAX-EXEMPT BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), primarily bonds (normally 65% of net assets). Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[SIDENOTE]

PRESERVATION OF CAPITAL
Preservation of capital means protecting the amount of money you invest in a Fund. If a Fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.

MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt securities in a Fund come due or MATURE. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.

TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue securities since they are typically payable by the private user of the facilities financed by the bonds.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

1992          9.25%
1993         12.36%
1994         -4.99%
1995         15.79%
1996          3.31%
1997          8.72%
1998          5.73%
1999         -3.66%
2000         11.76%
2001          3.58%

BEST QUARTER
6.56% for the quarter ending March 31, 1995

WORST QUARTER
-5.01% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                            SINCE
                                            1 YEAR         5 YEARS        10 YEARS      INCEPTION
----------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)             -1.36%           4.07%           5.47%       5.47%      (12/30/91)
----------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions(1)                         -1.55%           3.91%           5.36%       5.36%      (12/30/91)
----------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions
and Sale of Fund Shares(1)                   0.85%           4.07%           5.31%       5.31%      (12/30/91)
----------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                          -2.00%           3.92%             --        3.89%      (3/4/96)
----------------------------------------------------------------------------------------------------------------
Lehman Brothers
Municipal Bond Index
(reflects no deduction                       5.13%           5.98%           6.63%       6.63%      (since 12/31/91)
for fees, expenses or taxes)                                                             5.88%      (since 2/29/96)
----------------------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How to invest in the Funds - How sales charges work - Retail B Shares" on page 51.


For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                  MAXIMUM SALES CHARGE (LOAD)         MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                           ON PURCHASES SHOWN       SHOWN AS A % OF THE OFFERING PRICE OR
                                 AS A % OF THE OFFERING PRICE               SALE PRICE, WHICHEVER IS LESS
-------------------------------------------------------------------------------------------------------------
Retail A Shares                                          4.75%(1)                                    None(2)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                                          None                                        5.00%(3)
-------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                   DISTRIBUTION                         TOTAL FUND
                                  MANAGEMENT        AND SERVICE         OTHER            OPERATING
                                        FEES       (12B-1) FEES      EXPENSES             EXPENSES
---------------------------------------------------------------------------------------------------------
Retail A Shares                      0.75%(4)              None         0.38%             1.13%(4)
---------------------------------------------------------------------------------------------------------
Retail B Shares                      0.75%(4)          0.80%(5)         0.21%             1.76%(4)
---------------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001 or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.93% for Retail A Shares and 1.56% for Retail B Shares. This fee waiver may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown
-  you reinvest all dividends and distributions in the Fund
-  you sell all your shares at the end of the periods shown
-  your investment has a 5% return each year
- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years
- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years
-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                 1 YEAR      3 YEARS        5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                  $  585      $   817        $ 1,068          $  1,784
-----------------------------------------------------------------------------------------------------
Retail B Shares(1)                               $  679      $   854        $ 1,154          $  1,755
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                               $  679      $   954        $ 1,254          $  1,907
-----------------------------------------------------------------------------------------------------


If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:


-----------------------------------------------------------------------------------------------------
Retail B Shares(1)                               $  179      $   554        $   954          $  1,755
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                               $  179      $   554        $   954          $  1,907
-----------------------------------------------------------------------------------------------------


(1) Retail B Shares purchased prior to January 1, 2001.
(2) Retail B Shares purchased on or after January 1, 2001.


[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY NEW JERSEY MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New Jersey personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in New Jersey municipal securities, which are securities issued by the State of New Jersey and other government issuers (and may include issuers located outside New Jersey) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and New Jersey personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and by swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in New Jersey municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect New Jersey. Other considerations affecting the Fund's investments in New Jersey municipal securities are summarized in the Statement of Additional Information.

 - SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

No performance information is presented for Retail B Shares of the Fund because Retail B Shares had less than one full calendar year of performance history as of December 31, 2001. The returns shown below in the bar chart and table are for Retail A Shares of the Fund. Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. The returns for Retail B Shares were different than the figures shown below because each class of shares has different expenses.


[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

1999         -3.20%
2000         10.59%
2001          3.59%

BEST QUARTER
4.43% for the quarter ending December 31, 2000

WORST QUARTER
-2.39% for the quarter ending June 30, 1999

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                                SINCE
                                                                           1 YEAR           INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)             -                               -1.29%               2.71%    (4/3/98)
-------------------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions(1)                             -1.38%               2.69%    (4/3/98)
-------------------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions and Sale of Fund
Shares(1)                                                                    0.78%               2.91%    (4/3/98)
-------------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                                          -2.03%               2.91%    (4/3/98)
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (reflects no deduction for fees,
expenses or taxes)                                                           5.13%               5.23%    (since 3/31/98)
-------------------------------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance shown represents the average annual total returns before taxes for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares were lower.


For current yield information, please call 1-877-289-4252.

[SIDENOTE]


The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                  MAXIMUM SALES CHARGE (LOAD)         MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                           ON PURCHASES SHOWN       SHOWN AS A % OF THE OFFERING PRICE OR
                                 AS A % OF THE OFFERING PRICE               SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------------------
Retail A Shares                                          4.75%(1)                                None(2)
---------------------------------------------------------------------------------------------------------
Retail B Shares                                          None                                    5.00%(3)
---------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                   DISTRIBUTION                         TOTAL FUND
                                  MANAGEMENT        AND SERVICE         OTHER            OPERATING
                                        FEES       (12B-1) FEES      EXPENSES             EXPENSES
---------------------------------------------------------------------------------------------------------
Retail A Shares                         0.75%(4)           None          0.56%                1.31%(4)
---------------------------------------------------------------------------------------------------------
Retail B Shares                         0.75%(4)           0.80%(5)      0.51%                2.06%(4)
---------------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after these waivers are expected to be 1.11% for Retail A Shares and 1.86% for Retail B Shares. These fee waivers may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown
-  you reinvest all dividends and distributions in the Fund
-  you sell all your shares at the end of the periods shown
-  your investment has a 5% return each year
-  your Retail B Shares convert to Retail A Shares after eight years
-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                 1 YEAR      3 YEARS        5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                  $  602      $   870        $ 1,159          $  1,979
-----------------------------------------------------------------------------------------------------
Retail B Shares                                  $  709      $ 1,046        $ 1,408          $  2,197
-----------------------------------------------------------------------------------------------------


If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:


-----------------------------------------------------------------------------------------------------
Retail B Shares                                  $  209      $   646        $ 1,108          $  2,197
-----------------------------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY NEW YORK MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in New York municipal securities, which are securities issued by the State of New York and other government issuers (and may include issuers located outside New York) and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax) and New York State and New York City personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.


Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.


In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.


Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.


In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.


- SINGLE STATE RISK - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attacks on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties as a result of the attacks, and the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the Fund's performance. As a result, the Fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund's income that is subject to New York taxes could increase. Other considerations affecting the Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

No performance information is presented for Retail B Shares of the Fund because Retail B Shares had less than one full calendar year of performance history as of December 31, 2001. The returns shown below in the bar chart and table are for Retail A Shares of the Fund. Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. The returns for Retail B Shares were different than the figures shown below because each class of shares has different expenses.


[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

1992          8.29%
1993         12.30%
1994         -7.26%
1995         16.85%
1996          3.38%
1997          8.66%
1998          5.96%
1999         -3.66%
2000         12.38%
2001          3.10%

BEST QUARTER
7.39% for the quarter ending March 31, 1995

WORST QUARTER
-6.55% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                        SINCE
                                            1 YEAR         5 YEARS       10 YEARS   INCEPTION
----------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)             -1.76%           4.13%           5.25%       5.25%  (12/31/91)
----------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions(1)                         -1.76%           4.13%           5.25%       5.25%  (12/31/91)
----------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions and
Sale of Fund Shares(1)                       0.47%           4.16%           5.13%       5.13%  (12/31/91)
----------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                          -2.53%           4.51%           5.73%       5.73%  (12/31/91)
Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses
or taxes)                                    5.13%           5.98%           6.63%       6.63%  (since 12/31/91)
----------------------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance shown represents the average annual total returns before taxes for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares were lower.


For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                  MAXIMUM SALES CHARGE (LOAD)         MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                           ON PURCHASES SHOWN       SHOWN AS A % OF THE OFFERING PRICE OR
                                 AS A % OF THE OFFERING PRICE               SALE PRICE, WHICHEVER IS LESS
-------------------------------------------------------------------------------------------------------------
Retail A Shares                                          4.75%(1)                                    None(2)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                                          None                                        5.00%(3)
-------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                   DISTRIBUTION                         TOTAL FUND
                                  MANAGEMENT        AND SERVICE         OTHER            OPERATING
                                        FEES       (12B-1) FEES      EXPENSES             EXPENSES
-------------------------------------------------------------------------------------------------------------
Retail A Shares                         0.75%(4)           None          0.43%                1.18%(4)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                         0.75%(4)           0.80%(5)      0.33%                1.88%(4)
-------------------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after these waivers are expected to be 0.98% for Retail A Shares and 1.68% for Retail B Shares. fee waivers may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown
-  you reinvest all dividends and distributions in the Fund
-  you sell all your shares at the end of the periods shown
-  your investment has a 5% return each year
-  your Retail B Shares convert to Retail A Shares after eight years
-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                 1 YEAR      3 YEARS        5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                  $  590      $   832        $ 1,093          $  1,839
-----------------------------------------------------------------------------------------------------
Retail B Shares                                  $  691      $   991        $ 1,316          $  2,018
-----------------------------------------------------------------------------------------------------


If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:


-----------------------------------------------------------------------------------------------------
Retail B Shares                                  $  191      $   591        $ 1,016          $  2,018
-----------------------------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY CONNECTICUT MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in Connecticut municipal securities, which are securities issued by the State of Connecticut and other government issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and the Connecticut state income tax on individuals, trusts and estates. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.


Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will vary from time to time depending on current market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

No performance information is presented for Retail B Shares of the Fund because Retail B Shares had less than one full calendar year of performance history as of December 31, 2001. The returns shown below in the bar chart and table are for Retail A Shares of the Fund. Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. The returns for Retail B Shares were different than the figures shown below because each class of shares has different expenses.


[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

1994         -8.07%
1995         18.02%
1996          3.35%
1997          8.61%
1998          5.84%
1999         -2.83%
2000         10.51%
2001          4.02%

BEST QUARTER
7.99% for the quarter ending March 31, 1995

WORST QUARTER
-7.01% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                              SINCE
                                            1 YEAR         5 YEARS        INCEPTION
----------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)             -0.91%           4.10%             4.49%  (3/16/93)
----------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions(1)                         -0.91%           4.10%             4.49%  (3/16/93)
----------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions and
Sale of Fund Shares(1)                       0.96%           4.11%             4.44%  (3/16/93)
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                          -1.59%           4.50%             5.00%  (3/16/93)
----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses
or taxes)                                    5.13%           5.98%             6.13%  (since 3/31/93)
----------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance shown represents the average annual total returns before taxes for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares were lower.


For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                  MAXIMUM SALES CHARGE (LOAD)         MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                           ON PURCHASES SHOWN       SHOWN AS A % OF THE OFFERING PRICE OR
                                 AS A % OF THE OFFERING PRICE               SALE PRICE, WHICHEVER IS LESS
-------------------------------------------------------------------------------------------------------------
Retail A Shares                                          4.75%(1)                                  None(2)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                                          None                                      5.00%(3)
-------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                   DISTRIBUTION                         TOTAL FUND
                                  MANAGEMENT        AND SERVICE         OTHER            OPERATING
                                        FEES       (12B-1) FEES      EXPENSES             EXPENSES
---------------------------------------------------------------------------------------------------------
Retail A Shares                         0.75%(4)           None          0.50%(4)             1.25%(4)
---------------------------------------------------------------------------------------------------------
Retail B Shares                         0.75%(4)           0.80%(5)      0.47%(4)             2.02%(4)
---------------------------------------------------------------------------------------------------------



(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0. 55%. The Fund's administrator is waiving a portion of its fees that Other expenses are expected to be 0.49% for Retail A Shares and 0.46% for Retail B Shares. Total Fund operating expenses after these waivers are expected to be 1.04% for Retail A Shares and 1.81% for Retail B Shares. These fee waivers may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown
-  you reinvest all dividends and distributions in the Fund
-  you sell all your shares at the end of the periods shown
-  your investment has a 5% return each year
-  your Retail B Shares convert to Retail A Shares after eight years
-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                 1 YEAR      3 YEARS        5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                  $  596      $   853        $ 1,129          $  1,915
-----------------------------------------------------------------------------------------------------
Retail B Shares                                  $  705      $ 1,034        $ 1,388          $  2,150
-----------------------------------------------------------------------------------------------------


If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:


-----------------------------------------------------------------------------------------------------
Retail B Shares                                  $  205      $   634        $ 1,088          $  2,150
-----------------------------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in Massachusetts municipal securities, which are securities issued by the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and Massachusetts personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.


Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

No performance information is presented for Retail B Shares of the Fund because Retail B Shares had less than one full calendar year of performance history as of December 31, 2001. The returns shown below in the bar chart and table are for Retail A Shares of the Fund. Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. The returns for Retail B Shares were different than the figures shown below because each class of shares has different expenses.


[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

1994         -7.71%
1995         17.15%
1996          3.04%
1997          8.95%
1998          5.63%
1999         -3.69%
2000         11.96%
2001          3.40%

BEST QUARTER
7.49% for the quarter ending March 31, 1995

WORST QUARTER
-7.14% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                              SINCE
                                            1 YEAR         5 YEARS        INCEPTION
----------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)             -1.52%           4.09%             4.34%  (3/12/93)
----------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions(1)                         -1.52%           4.09%             4.34%  (3/12/93)
----------------------------------------------------------------------------------------------------
Retail A Shares After Taxes
on Distributions and
Sale of Fund Shares(1)                       0.61%           4.14%             4.35%  (3/12/93)
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                          -2.17%           4.49%             4.85%  (3/12/93)
----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses
or taxes)                                    5.13%           5.98%             5.95%  (since 2/28/93)
----------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance shown represents the average annual total returns before taxes for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares were lower.


For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                            MAXIMUM SALES CHARGE (LOAD)     MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                    ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
----------------------------------------------------------------------------------------------------
Retail A Shares                                   4.75%(1)                                None(2)
----------------------------------------------------------------------------------------------------
Retail B Shares                                   None                                    5.00%(3)
----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                          DISTRIBUTION                                TOTAL FUND
                        MANAGEMENT         AND SERVICE             OTHER               OPERATING
                              FEES        (12B-1) FEES          EXPENSES                EXPENSES
---------------------------------------------------------------------------------------------------
Retail A Shares               0.75%(4)            None              0.41%(4)               1.16%(4)
---------------------------------------------------------------------------------------------------
Retail B Shares               0.75%(4)            0.80%(5)          0.25%(4)               1.80%(4)
---------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. The Fund's administrator is waiving a portion of its fees so that Other expenses for Retail A Shares and Retail B Shares are expected to be 0.40% and 0.24%, respectively. Total Fund operating expenses after these waivers are expected to be 0.95% for Retail A Shares and 1.59% for Retail B Shares. These fee waivers may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- your Retail B Shares convert to Retail A Shares after eight years
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                            1 YEAR             3 YEARS           5 YEARS              10 YEARS
----------------------------------------------------------------------------------------------
Retail A Shares             $    588           $  826            $ 1,083             $ 1,817
----------------------------------------------------------------------------------------------
Retail B Shares             $    683           $  966            $ 1,275             $ 1,948
----------------------------------------------------------------------------------------------


If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:


-----------------------------------------------------------------------------------------------
Retail B Shares             $    183           $  566            $   975                $ 1,948
-----------------------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGER The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 1998.

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in Rhode Island municipal securities, which are securities issued by the State of Rhode Island and other government issuers (and may include issuers located outside Rhode Island) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and Rhode Island personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.


In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Rhode Island municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Rhode Island. Other considerations affecting the Fund's investments in Rhode Island municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS -The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

No performance information is presented for Retail B Shares of the Fund because Retail B Shares had less than one full calendar year of performance history as of December 31, 2001. The returns shown below in the bar chart and table are for Retail A Shares of the Fund. Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. The returns for Retail B Shares were different than the figures shown below because each class of shares has different expenses.


[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDER YEARS]

1995         14.32%
1996          3.63%
1997          8.54%
1998          5.87%
1999         -2.77%
2000         11.58%
2001          4.21%

BEST QUARTER
4.90% for the quarter ending March 31, 1995

WORST QUARTER
-1.90% for the quarter ending June 30, 1999

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                        SINCE
                                                1 YEAR           5 YEARS            INCEPTION
-----------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                  -0.75%             4.36%            5.61% (12/20/94)
-----------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions(1)  -0.75%             4.33%            5.53% (12/20/94)
-----------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions
and Sale of Fund Shares(1)                        1.23%             4.38%            5.42% (12/20/94)
-----------------------------------------------------------------------------------------------------------
Retail B Shares(2)                               -1.62%             4.71%            6.22% (12/20/94)
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses or
taxes)                                            5.13%             5.98%            7.32% (since 12/31/94)
-----------------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance shown represents the average annual total returns before taxes for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares were lower.


For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                    ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
----------------------------------------------------------------------------------------------------
Retail A Shares                                   4.75%(1)                                  None(2)
----------------------------------------------------------------------------------------------------
Retail B Shares                                   None                                      5.00%(3)
----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                          DISTRIBUTION                                TOTAL FUND
                        MANAGEMENT         AND SERVICE             OTHER               OPERATING
                              FEES        (12B-1) FEES          EXPENSES                EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares               0.75%(4)            None              0.19%                   0.94%(4)
----------------------------------------------------------------------------------------------------
Retail B Shares               0.75%(4)            0.80%(5)          0.21%                   1.76%(4)
----------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.74% for Retail A Shares and 1.56% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- your Retail B Shares convert to Retail A Shares after eight years
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                            1 YEAR             3 YEARS           5 YEARS                10 YEARS
------------------------------------------------------------------------------------------------
Retail A Shares             $566               $760              $970                   $1,575
------------------------------------------------------------------------------------------------
Retail B Shares             $679               $954              $1,254                 $1,857
------------------------------------------------------------------------------------------------


If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:


------------------------------------------------------------------------------------------------
Retail B Shares             $179               $554              $954                   $1,857
------------------------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). Under normal circumstances, at least 80% of the Fund's net assets are invested in municipal securities or in mutual funds that invest in municipal securities. The Fund may also invest up to 20% of its net assets in debt securities that pay interest that is not exempt from federal income tax, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[SIDENOTE]

DERIVATIVES
A Derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. derivatives are considered to carry a higher degree of risk than other types of securities.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.


The Fund began operations on June 14, 1993 as the Boston 1784 Tax-Exempt Medium-Term Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. On June 26, 2001, BKB Shares were converted to Retail A Shares.

No performance information is presented for Retail B Shares of the Fund because Retail B Shares had less than one full calendar year of performance history as of December 31, 2001. The returns shown below in the bar chart and table are for Retail A Shares of the Fund. Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Retail A Shares during the last calendar year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares. If sales charges were included, the returns would be lower. The returns for Retail B Shares were different than the figures shown below because each class of shares has different expenses.


[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

2001          4.56%

BEST QUARTER
2.70% for the quarter ending September 30, 2001

WORST QUARTER
-0.76% for the quarter ending December 31, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                      SINCE
                                                                 1 YEAR           INCEPTION
------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                                    -0.42%              3.59% (6/26/00)
------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions(1)                    -0.42%              3.59% (6/26/00)
------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions
and Sale of Fund Shares(1)                                          1.19%              3.64% (6/26/00)
------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                                 -1.13%              3.93% (6/26/00)
------------------------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                 5.29%              7.53% (since 6/30/00)
------------------------------------------------------------------------------------------------------------



(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.
(2) The performance shown represents the average annual total returns before taxes for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares were lower.


For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                    ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
----------------------------------------------------------------------------------------------------
Retail A Shares                                   4.75%(1)                                  None(2)
----------------------------------------------------------------------------------------------------
Retail B Shares                                   None                                      5.00%(3)
----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                          DISTRIBUTION                                TOTAL FUND
                        MANAGEMENT         AND SERVICE             OTHER               OPERATING
                              FEES        (12B-1) FEES          EXPENSES                EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares               0.75%(4)            None              0.34%                   1.09%(4)
----------------------------------------------------------------------------------------------------
Retail B Shares               0.75%(4)            0.80%(4)          1.38%(4)                2.93%(4)
----------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55% The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year. Affiliates of the Adviser are waiving a portion of the Distribution and service (12b-1) fees for Retail B Shares so that such fees are expected to be 0.65%. The Fund's transfer agent is waiving a portion of its fees so that Other expenses for Retail B Shares are expected to be 0.46%. Total Fund operating expenses after these waivers are expected to be 0.89% for Retail A Shares and 1.66% for Retail B Shares. These fee waivers may be revised or discontinued at any time.


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- your Retail B Shares convert to Retail A Shares after eight years
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                            1 YEAR             3 YEARS           5 YEARS                10 YEARS
------------------------------------------------------------------------------------------------
Retail A Shares             $  581             $   805           $ 1,047                $  1,741
------------------------------------------------------------------------------------------------
Retail B Shares             $  796             $ 1,307           $ 1,843                $  2,814
------------------------------------------------------------------------------------------------


If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:


------------------------------------------------------------------------------------------------
Retail B Shares             $  296             $   907           $ 1,543                $  2,814
------------------------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with current income exempt from both federal and Connecticut personal income tax, with a secondary goal of preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Connecticut municipal securities. Connecticut municipal securities are securities issued by the State of Connecticut and other government issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and the Connecticut state income tax on individuals, trusts and estates. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable debt securities, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.


Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.


Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.


The Fund began operations on August 1, 1994 as the Boston 1784 Connecticut Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. On June 26, 2001, BKB Shares were converted to Retail A Shares.

No performance information is presented for Retail B Shares of the Fund because Retail B Shares had less than one full calendar year of performance history as of December 31, 2001. The returns shown below in the bar chart and table are for Retail A Shares of the Fund. Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Retail A Shares during the last calendar year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares. If sales charges were included, the returns would be lower. The returns for Retail B Shares were different than the figures shown below because each class of shares has different expenses.


[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDER YEARS]

2001         4.27%

BEST QUARTER
2.58% for the quarter ending September 30, 2001

WORST QUARTER
-0.79% for the quarter ending December 31, 2001

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                   SINCE
                                                           1 YEAR              INCEPTION
----------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                             -0.70%                  3.40%  (6/26/00)
----------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions(1)             -0.70%                  3.40%  (6/26/00)
----------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions and
----------------------------------------------------------------------------------------------------------
Sale of Fund Shares(1)                                       1.07%                  3.52%  (6/26/00)
----------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                          -1.36%                  3.79%  (6/26/00)
----------------------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)          5.29%                  7.53%  (since 6/30/00)
----------------------------------------------------------------------------------------------------------



(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.
(2) The performance shown represents the average annual total returns before taxes for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares were lower.


For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers 3-15 year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                    ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------------
Retail A Shares                                   4.75%(1)                                  None(2)
---------------------------------------------------------------------------------------------------
Retail B Shares                                   None                                      5.00%(3)
---------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                          DISTRIBUTION                                TOTAL FUND
                        MANAGEMENT         AND SERVICE             OTHER               OPERATING
                              FEES        (12B-1) FEES          EXPENSES                EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares               0.75%(4)            None              0.37%                   1.12%(4)
----------------------------------------------------------------------------------------------------
Retail B Shares               0.75%(4)            0.80%(5)          0.33%                   1.88%(4)
----------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.92% for Retail A Shares and 1.68% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year o your Retail B Shares convert to Retail A Shares after eight years
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                            1 YEAR             3 YEARS           5 YEARS                10 YEARS
------------------------------------------------------------------------------------------------
Retail A Shares             $  584             $   814           $ 1,063                $  1,773
------------------------------------------------------------------------------------------------
Retail B Shares             $  691             $   991           $ 1,316                $  2,003
------------------------------------------------------------------------------------------------


If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:


------------------------------------------------------------------------------------------------
Retail B Shares             $  191             $   591           $ 1,016                $  2,003
------------------------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. the team has managed the Fund since June 26, 2000.

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Massachusetts municipal securities. Massachusetts municipal securities are securities issued by the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and Massachusetts personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.


Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.


The Fund began operations on June 14, 1993 as the Boston 1784 Massachusetts Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. On June 26, 2001, BKB Shares were converted to Retail A Shares.

No performance information is presented for Retail B Shares of the Fund because Retail B Shares had less than one full calendar year of performance history as of December 31, 2001. The returns shown below in the bar chart and table are for Retail A Shares of the Fund. Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Retail A Shares during the last calendar year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares. If sales charges were included, the returns would be lower. The returns for Retail B Shares were different than the figures shown below because each class of shares has different expenses.


[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

2001     4.49%

BEST QUARTER
2.72% for the quarter ending September 30, 2001

WORST QUARTER
-0.85% for the quarter ending December 31, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                           SINCE
                                                           1 YEAR                      INCEPTION
------------------------------------------------------------------------------------------------------------------
Retail A Shares Before Taxes(1)                             -0.50%                          3.60% (6/26/00)
------------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions(1)             -0.50%                          3.60% (6/26/00)
------------------------------------------------------------------------------------------------------------------
Retail A Shares After Taxes on Distributions and
Sale of Fund Shares(1)                                       1.20%                          3.70% (6/26/00)
------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                          -1.14%                          3.99% (6/26/00)
------------------------------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)          5.29%                          7.53% (since 6/30/00)
------------------------------------------------------------------------------------------------------------------



(1) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 4.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.
(2) The performance shown represents the average annual total returns before taxes for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares were lower.


For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                    ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
----------------------------------------------------------------------------------------------------
Retail A Shares                                   4.75%(1)                                  None(2)
----------------------------------------------------------------------------------------------------
Retail B Shares                                   None                                      5.00%(3)
----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                          DISTRIBUTION                                TOTAL FUND
                        MANAGEMENT         AND SERVICE             OTHER               OPERATING
                              FEES        (12B-1) FEES          EXPENSES                EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares               0.75%(4)            None              0.34%                   1.09%(4)
----------------------------------------------------------------------------------------------------
Retail B Shares               0.75%(4)            0.80%(5)          0.19%                   1.74%(4)
----------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.89% for Retail A Shares and 1.54% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- your Retail B Shares convert to Retail A Shares after eight years
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                            1 YEAR             3 YEARS           5 YEARS                10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares             $581               $805              $1,047                 $1,741
----------------------------------------------------------------------------------------------------
Retail B Shares             $677               $948              $1,244                 $1,880
----------------------------------------------------------------------------------------------------


If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:


----------------------------------------------------------------------------------------------------
Retail B Shares             $177               $548              $944                   $1,880
----------------------------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Tax-Exempt Bond Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS
Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income) and taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of its net assets. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES
The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


                                                     MANAGEMENT FEE
                                                          AS A % OF
FUND                                             AVERAGE NET ASSETS
-------------------------------------------------------------------
Tax-Exempt Bond                                               0.55%
-------------------------------------------------------------------
New Jersey Municipal Bond                                     0.41%
-------------------------------------------------------------------
New York Municipal Bond                                       0.55%
-------------------------------------------------------------------
Connecticut Municipal Bond                                    0.40%
-------------------------------------------------------------------
Massachusetts Municipal Bond                                  0.44%
-------------------------------------------------------------------
Rhode Island Municipal Bond                                   0.50%
-------------------------------------------------------------------
Intermediate Tax-Exempt Bond                                  0.60%
-------------------------------------------------------------------
Connecticut Intermediate  Municipal Bond                      0.56%
-------------------------------------------------------------------
Massachusetts Intermediate Municipal Bond                     0.59%
-------------------------------------------------------------------

HOW TO INVEST IN THE FUNDS

HOW SALES CHARGES WORK
You will normally pay a sales charge to invest in the Funds. If you buy Retail A Shares of a Fund, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Retail B Shares of a Fund, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.

RETAIL A SHARES
The table below shows the sales charge you'll pay if you buy Retail A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.

                                                TOTAL SALES CHARGE
                                  ---------------------------------------------
                                                 AS A % OF         AS A % OF
AMOUNT OF                               THE OFFERING PRICE              YOUR
YOUR INVESTMENT                                  PER SHARE        INVESTMENT
-------------------------------------------------------------------------------
Less than $50,000                                     4.75%             4.99%
-------------------------------------------------------------------------------
$50,000 but less than $100,000                        4.50%             4.71%
-------------------------------------------------------------------------------
$100,000 but less than $250,000                       3.50%             3.63%
-------------------------------------------------------------------------------
$250,000 but less than $500,000                       2.50%             2.56%
-------------------------------------------------------------------------------
$500,000 but less than $1,000,000                     2.00%             2.04%
-------------------------------------------------------------------------------
$1,000,000 and over                                   0.00%(1)          0.00%(1)
-------------------------------------------------------------------------------


(1) There is no front-end sales charge on investments in Retail A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder. Galaxy will waive this 1% CDSC on withdrawals of Retail A Shares made through Galaxy's Systematic Withdrawal Plan that don't annually exceed 12% of your account's value. See "Galaxy investor programs - Systematic withdrawal plan" on page 58.


Galaxy's distributor may from time to time implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

Certain affiliates of the Adviser may, at their own expense, provide additional compensation to affiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of one or more Funds and to unaffiliated broker-dealers whose customers purchase Retail A Shares of one or more of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of the Adviser's affiliates.

There's no sales charge when you buy Retail A Shares if:

-   You buy shares by reinvesting your dividends and distributions.

- You buy shares with money from another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).

- You're an investment professional who places trades for your clients and charges them a fee.

- You buy shares under an all-inclusive fee program (sometimes called a "wrap fee program") offered by a broker-dealer or other financial institution.

-   You were a Galaxy shareholder before December 1, 1995.

- You were a shareholder of the Boston 1784 Funds on the date when the Funds were reorganized into Galaxy.

[SIDENOTE]

NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.

SALES CHARGE WAIVERS
Ask your financial adviser or Galaxy's distributor, or consult the SAI, for other instances in which the sales load on Retail A Shares is waived. When you buy your shares, you must tell your financial adviser or Galaxy's distributor that you qualify for a sales load waiver. To contact Galaxy's distributor, call 1-877-289-4252.

RETAIL B SHARES
If you bought Retail B Shares of the Galaxy Tax-Exempt Bond Fund prior to January 1, 2001, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased prior to January 1, 2001:

IF YOU SELL ALL YOUR SHARES               YOU'LL PAY A CDSC OF
--------------------------------------------------------------
during the first year                                    5.00%
--------------------------------------------------------------
during the second year                                   4.00%
--------------------------------------------------------------
during the third year                                    3.00%
--------------------------------------------------------------
during the fourth year                                   3.00%
--------------------------------------------------------------
during the fifth year                                    2.00%
--------------------------------------------------------------
during the sixth year                                    1.00%
--------------------------------------------------------------
after the sixth year                                      None
---------------------------------------------------------------

If you buy Retail B Shares of a Fund on or after January 1, 2001, you won't pay a CDSC unless you sell your shares within seven years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased on or after January 1, 2001:

IF YOU SELL ALL YOUR SHARES               YOU'LL PAY A CDSC OF
---------------------------------------------------------------
during the first year                                    5.00%
--------------------------------------------------------------
during the second year                                   4.00%
--------------------------------------------------------------
during the third year                                    4.00%
--------------------------------------------------------------
during the fourth year                                   4.00%
--------------------------------------------------------------
during the fifth year                                    3.00%
--------------------------------------------------------------
during the sixth year                                    2.00%
--------------------------------------------------------------
during the seventh year                                  1.00%
--------------------------------------------------------------
after the seventh year                                    None
---------------------------------------------------------------

For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. Galaxy will then sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions. In addition, there's no CDSC when Retail B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your financial dealer or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-289-4252.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Retail A Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets (consisting of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). The Funds do not intend to pay more than 0.15% in shareholder service fees with respect to Retail A Shares during the current fiscal year.


Retail B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of each Fund's Retail B Share assets. The Funds do not intend to pay more than 0.80% in distribution and shareholder service (12b-1) fees during the current fiscal year. Galaxy has adopted a plan under Rule 12b-1 that allows each Fund to pay fees from its Retail B Share assets for selling and distributing Retail B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

CONVERTING RETAIL B SHARES TO RETAIL A SHARES
If you bought Retail B Shares of the Tax-Exempt Bond Fund prior to January1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund six years after purchase. If you buy Retail B Shares of a Fund on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund eight years after purchase. This allows you to benefit from the lower annual expenses of Retail A Shares.


CHOOSING BETWEEN RETAIL A SHARES AND RETAIL B SHARES
Retail B Shares are subject to higher fees than Retail A Shares. For this reason, Retail A Shares can be expected to pay higher dividends than Retail B Shares. However, because Retail A Shares are subject to an initial sales charge which is deducted at the time you purchase Retail A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Retail A Shares than if you purchase Retail B Shares of the Fund.

In deciding whether to buy Retail A Shares or Retail B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Retail B Shares may equal or exceed the initial sales charge and fees for Retail A Shares. Retail A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years.

Consult your financial adviser for help in choosing the appropriate share class.

BUYING, SELLING AND EXCHANGING SHARES
You can buy and sell Retail A Shares and Retail B Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open. These entities are generally open every Monday through Friday, except national holidays.

Retail A Shares and Retail B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below, less any applicable CDSC. NAV is determined on each business day at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Fund, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.


HOW TO BUY SHARES

You can buy shares through your financial adviser or directly from Galaxy's distributor by calling 1-877-289-4252. A financial adviser who places orders on your behalf may charge you a separate fee for their services.

If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for

[SIDENOTE]

MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is:

-  $2,500 for regular accounts
-  $100 for college savings accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program. You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. The financial adviser holds the shares in your name and receives all confirmations of purchases and sales. For details, please contact your financial adviser.

You can also buy shares directly from Galaxy's distributor in any of the following ways:

BUYING BY MAIL
Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction

- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE
To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
100 Federal Street
Boston, MA 02110
ABA #0110-0013-8
DDA #79673-5702
Ref: The Galaxy Fund
(Account number)
(Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-289-4252 for an account application.

Your bank or other financial institution may charge you a fee for sending funds by wire.

DISCOUNT PLANS
You may have the sales charges on purchases of Retail A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION - You can add the value of the Retail A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Retail A Shares for purposes of calculating the sales charge.

- LETTER OF INTENT - You can purchase Retail A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Retail A Shares equal to 5% of the amount you indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated

[SIDENOTE]

DISCOUNT PLANS
You must tell your financial adviser or Galaxy's distributor when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply. To contact Galaxy's distributor call 1-877-289-4252.

in the Letter of Intent. See the SAI for more information on this escrow feature.

- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when you sell Retail A Shares of the Funds in Retail A Shares of any Galaxy Fund within 90 days without paying a sales charge.

- GROUP SALES - If you belong to a qualified group with 50,000 or more members, you can buy Retail A Shares at a reduced sales charge, based on the number of qualified group members.

HOW TO SELL SHARES
You can sell your shares in several ways: through your financial adviser or directly through Galaxy's distributor by mail, by telephone, or by wire.

If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. Your financial adviser is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.

You can also sell your shares directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL
Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You must include the following:

-  The name of the Fund

-  The number of shares or the dollar amount you want to sell

-  Your account number

-  Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

SELLING BY PHONE
You can sell shares by calling Galaxy's distributor at 1-877-289-4252 unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE
Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any bank or other financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

[SIDENOTE]

SIGNATURE GUARANTEES
When selling your shares by mail or by phone, you must have your signature guaranteed if:

-  you're selling shares worth more than $50,000
- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian
- you want Galaxy to send your money to the address on your account that's changed within the last 30 days
-  you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

HOW TO EXCHANGE SHARES
You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. You won't pay a sales charge for exchanging your Retail A Shares.

You may exchange Retail B Shares of a Fund for Retail B Shares of any other Galaxy Fund. You won't pay a CDSC when you exchange your Retail B Shares. However, when you sell the Retail B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.

To exchange shares:

-  ask your financial adviser

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-289-4252

-  send your request in writing to:

   The Galaxy Fund
   P.O. Box 6520
   Providence, RI 02940-6520

Galaxy doesn't charge any fee for making exchanges but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES
If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares, but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days, but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
The Funds generally declare dividends from net investment income daily and pay them monthly. They normally distribute net capital gains annually. It is expected that the Funds' annual distributions will be mainly income dividends. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES
It is expected that the Funds will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of each Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)


Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by each Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


STATE AND LOCAL TAXES
Dividends paid by the Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund that are attributable to interest earned by the Funds may be taxable to shareholders under state or local law. Each state-specific Fund intends to comply with certain state and/or local tax requirements so that its income and dividends generally will be exempt from the applicable state and/or local taxes described above in the description for such Fund. Dividends, if any, derived from interest on securities other than the state-specific municipal securities in which each Fund primarily invests or from any capital gains may be subject to the particular state's taxes. However, with respect to the Connecticut Municipal Bond Fund and Connecticut Intermediate Municipal Bond Fund, dividends, if any, derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be subject to the Connecticut state income tax on individuals, trusts and estates if paid on Fund shares held as capital assets.


MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY INVESTOR PROGRAMS

It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's distributor at 1-877-289-4252.


AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter.


PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.


COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50.


DIRECT DEPOSIT PROGRAM

This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.


SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares of a Fund made through the plan that don't annually exceed 12% of your account's value.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by calling your financial adviser or writing to Galaxy at:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

Please allow at least five days for the cancellation to be processed.

HOW TO REACH GALAXY

THROUGH YOUR FINANCIAL ADVISER
Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.


GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-289-4252, Monday through Friday, 8 a.m. to 6 p.m. (Eastern time) for help from a Galaxy representative.

INVESTCONNECT

InvestConnect is Galaxy's Shareholder Voice Response System. Call 1-877-289-4252 from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week. InvestConnect may not be available to you if you invest in Galaxy through a financial adviser.


If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.

THE INTERNET
Please visit Galaxy's Web site at: www.galaxyfunds.com

[SIDENOTE]

HEARING IMPAIRED
Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Retail A Shares and Retail B Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). Certain information reflects the financial performance of a single Retail A Share or Retail B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares and/or Retail B Shares of each Fund, assuming all dividends and distributions were reinvested.

The Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund each began operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, each Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Funds exchanged their shares for Trust Shares and BKB Shares of the Funds. On June 26, 2001, BKB Shares were converted to Retail A Shares.


The information in the financial highlights tables for the fiscal years or periods ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. With respect to the Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York October 31, 2001 and are incorporated by Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund, the information for the fiscal years ended October 31, 1998 and 1997 was audited by Galaxy's former auditors.


The Annual Report and SAI are available free of charge upon request.

GALAXY TAX-EXEMPT BOND FUND
(For a share outstanding throughout each period)


                                                                     YEARS ENDED OCTOBER 31,
                                -------------------------------------------------------------------------------------
                                       2001                  2000                  1999                  1998
                                -------------------   -------------------   -------------------   -------------------
                                RETAIL A   RETAIL B   RETAIL A   RETAIL B   RETAIL A   RETAIL B   RETAIL A   RETAIL B
                                 SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
-----------------------------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value,
beginning of period             $  10.68   $  10.68   $  10.33   $  10.33   $  11.30   $  11.30   $  11.06   $  11.06
----------------------------    --------   --------   --------   --------   --------   --------   --------   --------

INCOME FROM
INVESTMENT OPERATIONS:
    Net investment income(1)        0.46       0.39       0.47       0.40       0.46       0.39       0.48       0.42
----------------------------        ----       ----       ----       ----       ----       ----       ----       ----

    Net realized and
    unrealized gain
    (loss) on investments           0.65       0.65       0.35       0.35      (0.83)     (0.83)      0.34       0.33
-----------------------------   --------   --------   --------   --------   --------   --------   --------   --------
Total from investment
operations                          1.11       1.04       0.82       0.75      (0.37)     (0.44)      0.82       0.75

LESS DIVIDENDS:
    Dividends from net
    investment income              (0.46)     (0.39)     (0.47)     (0.40)     (0.46)     (0.39)     (0.49)     (0.42)
----------------------------       -----      -----      -----      -----      -----      -----      -----      -----

    Dividends from net
    realized capital gains            --         --         --         --      (0.14)     (0.14)     (0.09)     (0.09)
-----------------------------   --------   --------   --------   --------   --------   --------   --------   --------
Total dividends                    (0.46)     (0.39)     (0.47)     (0.40)     (0.60)     (0.53)     (0.58)     (0.51)

Net increase (decrease)
in net asset value                  0.65       0.65       0.35       0.35      (0.97)     (0.97)      0.24       0.24
-----------------------------       ----       ----       ----       ----      -----      -----       ----       ----
Net asset value,
end of period                   $  11.33   $  11.33   $  10.68   $  10.68   $  10.33   $  10.33   $  11.30   $  11.30
-----------------------------    --------   --------   --------   --------   --------  --------   --------   --------
Total return(2)                    10.55%      9.86%      8.12%      7.41%     (3.45)%    (4.07)%     7.60%      6.95%
-----------------------------      -----       ----       ----       ----      -----      -----       ----       ----
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of
    period (in 000s)            $ 20,502   $  3,352   $ 21,229   $  3,426   $ 25,704   $  3,382   $ 24,764   $  2,715
------------------------------  --------   --------   --------   --------   --------   --------   --------   --------
RATIOS TO AVERAGE NET ASSETS:
    Net investment
    income including
    reimbursement/waiver            4.13%      3.50%      4.48%      3.82%      4.25%      3.61%      4.32%      3.71%
------------------------------      ----       ----       ----       ----       ----       ----       ----       ----
    Operating expenses
    including
    reimbursement/waiver            0.92%      1.55%      0.89%      1.55%      0.92%      1.55%      0.94%      1.55%
------------------------------      ----       ----       ----       ----       ----       ----       ----       ----
    Operating expenses
    excluding
    reimbursement/waiver            1.13%      1.76%      1.10%      1.75%      1.12%      1.75%      1.15%      1.76%
------------------------------      ----       ----       ----       ----       ----       ----       ----       ----
Portfolio turnover rate               66%        66%        73%        73%        23%        23%        59%        59%

                              YEARS ENDED OCTOBER 31,
                              ----------------------
                                       1997
                              ----------------------
                                RETAIL A    RETAIL B
                                 SHARES     SHARES
---------------------------   -----------  ---------
Net asset value,
beginning of period             $  10.78   $  10.78
---------------------------   -----------  ---------
INCOME FROM
INVESTMENT OPERATIONS:
    Net investment income(1)        0.50       0.43
---------------------------   -----------  ---------
    Net realized and
    unrealized gain
    (loss) on investments           0.29       0.29
----------------------------   ---------    -------
Total from investment
operations                          0.79       0.72

LESS DIVIDENDS:
    Dividends from net
    investment income              (0.50)     (0.43)
---------------------------   -----------  ---------
    Dividends from net
    realized capital gains         (0.01)     (0.01)
----------------------------   ---------    -------
Total dividends                    (0.51)     (0.44)

Net increase (decrease)
in net asset value                  0.28       0.28
---------------------------   -----------  ---------
Net asset value,
end of period                   $  11.06   $  11.06
----------------------------   ---------    -------
Total return(2)                     7.49%      6.83%
---------------------------   -----------  ---------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of
    period (in 000s)            $ 25,465   $  1,690
---------------------------   -----------  ---------
RATIOS TO AVERAGE NET ASSETS:
    Net investment
    income including
    reimbursement/waiver            4.60%      3.95%
---------------------------   -----------  ---------
    Operating expenses
    including
    reimbursement/waiver            0.95%      1.60%
---------------------------   -----------  ---------
    Operating expenses
    excluding
    reimbursement/waiver            1.18%      1.83%
---------------------------   -----------  ---------
Portfolio turnover rate               78%        78%



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.43, $0.45, $0.44, $0.46 and $0.47, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.36,
    $0.38, $0.37, $0.40 and $0.40, respectively.
(2) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

GALAXY NEW JERSEY MUNICIPAL BOND FUND
(For a share outstanding throughout each period)


                                                                                                      PERIOD ENDED
                                                                    YEARS ENDED OCTOBER 31             OCTOBER 31,
                                                        -------------------------------------------   ------------
                                                               2001               2000       1999       1998(1)
                                                        -------------------     --------   --------   ------------
                                                        RETAIL A   RETAIL B     RETAIL A   RETAIL A    RETAIL A
                                                         SHARES    SHARES(2)     SHARES     SHARES      SHARES
--------------------------------------------------      -------------------     --------   --------   ------------
Net asset value, beginning of period                    $   9.88   $  10.16     $   9.56   $  10.24    $  10.00
--------------------------------------------------      --------   --------     --------   --------   ------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(3)                               0.39       0.22         0.40       0.36        0.20
--------------------------------------------------      --------   --------     --------   --------   ------------
     Net realized and unrealized gain (loss)
     on investments                                         0.53       0.24         0.31      (0.68)       0.24
--------------------------------------------------      -------    --------     --------   --------   ------------
Total from investment operations                            0.92       0.46         0.71      (0.32)       0.44

LESS DIVIDENDS:
     Dividends from net investment income                  (0.39)     (0.21)       (0.39)     (0.36)      (0.20)
--------------------------------------------------      -------    --------     --------   --------   ------------
Total dividends                                            (0.39)     (0.21)       (0.39)     (0.36)      (0.20)

Net increase (decrease) in net asset value                  0.53       0.25         0.32      (0.68)       0.24
--------------------------------------------------      --------   --------     --------   --------   ------------
Net asset value, end of period                          $  10.41   $  10.41     $   9.88   $   9.56    $  10.24
--------------------------------------------------      --------   --------     --------   --------   ------------
Total return(4)                                             9.52%      4.61%(5)     7.61%     (3.24)%      4.34%(5)
--------------------------------------------------      --------   --------     --------   --------   ------------
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000s)                $ 11,248   $     14     $  1,198   $  1,302    $    815
--------------------------------------------------      --------   --------     --------   --------   ------------
RATIOS TO AVERAGE NET ASSETS:
     Net investment income including reimbursement/
     waiver                                                 3.86%      3.03%(6)     4.03%      3.56%       3.62%(6)
--------------------------------------------------      --------   --------     --------   --------   ------------
     Operating expenses including reimbursement/waiver      0.90%      1.73%(6)     0.99%      1.11%       1.09%(6)
--------------------------------------------------      --------   --------     --------   --------   ------------
     Operating expenses excluding reimbursement/waiver      1.31%      2.06%(6)     2.02%      2.11%       3.65%(6)
--------------------------------------------------      --------   --------     --------   --------   ------------
Portfolio turnover rate                                       61%        61%          77%        41%         53%(5)


(1) The Fund commenced operations on April 3, 1998.

(2) The Fund began issuing Retail B Shares on March 1, 2001.
(3) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $0.35, $0.30, $0.26 and $0.06, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $0.20.
(4) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(5) Not annualized.
(6) Annualized.

GALAXY NEW YORK MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                                YEARS ENDED OCTOBER 31,
                                                         ------------------------------------------------------------------
                                                                2001                2000       1999       1998       1997
                                                         -------------------     --------    --------   --------   --------
                                                         RETAIL A   RETAIL B      RETAIL A   RETAIL A   RETAIL A   RETAIL A
                                                          SHARES    SHARES(2)      SHARES     SHARES     SHARES     SHARES
--------------------------------------------------       --------   --------     --------    --------   --------   --------
Net asset value, beginning of period                     $  10.99   $  11.32      $  10.57   $  11.44   $  11.09   $  10.75
--------------------------------------------------       --------   --------     --------    --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)                                0.47       0.26          0.48       0.48       0.48       0.49
--------------------------------------------------       --------   --------     --------    --------   --------   --------
     Net realized and unrealized gain on investments         0.57       0.24          0.44      (0.89)      0.35       0.34
---------------------------------------------------      --------   --------      --------   --------   --------   --------
Total from investment operations                             1.04       0.50          0.92      (0.41)      0.83       0.83

LESS DIVIDENDS:
     Dividends from net investment income                   (0.47)     (0.26)        (0.50)     (0.46)     (0.48)     (0.49)
--------------------------------------------------       --------   --------     --------    --------   --------   --------
Total dividends                                             (0.47)     (0.26)        (0.50)     (0.46)     (0.48)     (0.49)

Net increase in net asset value                              0.57       0.24          0.42      (0.87)      0.35       0.34
--------------------------------------------------       --------   --------     --------    --------   --------   --------
Net asset value, end of period                           $  11.56   $  11.56      $  10.99   $  10.57   $  11.44   $  11.09
--------------------------------------------------       --------   --------     --------    --------   --------   --------
Total return(3)                                              9.59%      4.46%(4)      8.93%     (3.72)%     7.65%      7.93%
--------------------------------------------------       --------   --------     --------    --------   --------   --------
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000s)                 $ 40,410   $    207      $ 38,700   $ 41,343   $ 48,218   $ 38,434
--------------------------------------------------       --------   --------     --------    --------   --------   --------
RATIOS TO AVERAGE NET ASSETS:
     Net investment income including
       reimbursement/waiver                                  4.11%      3.46%(5)      4.47%      4.31%      4.27%      4.52%
--------------------------------------------------       --------   --------     --------    --------   --------   --------
     Operating expenses including
       reimbursement/waiver                                  0.97%      1.62%(5)      0.95%      0.96%      0.87%      0.94%
--------------------------------------------------       --------   --------     --------    --------   --------   --------
     Operating expenses excluding
       reimbursement/waiver                                  1.18%      1.88%(5)      1.17%      1.16%      1.20%      1.26%
--------------------------------------------------       --------   --------     --------    --------   --------   --------
Portfolio turnover rate                                        48%        48%           37%        24%        27%        61%



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 were $0.44, $0.45, $0.46, $0.45 and $0.45, respectively. Net investment income per share before reimbursement waiver of fees by the investment advisor and/or its affiliates and/or the Administrator for REtail B Shares for the period ended October 31, 2001 was $0.24.
(2) The Fund began issuing Retail B Shares on March 1, 2001.
(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(4) Not Annualized.
(5) Annualized.

GALAXY CONNECTICUT MUNICIPAL BOND FUND
(For a share outstanding throughout each period)


                                                                               YEARS ENDED OCTOBER 31,
                                                         ------------------------------------------------------------------
                                                                2001                2000       1999       1998      1997
                                                         -------------------      --------   -------    --------   --------
                                                         RETAIL A   RETAIL B      RETAIL A   RETAIL A   RETAIL A   RETAIL A
                                                          SHARES    SHARES(2)      SHARES     SHARES     SHARES     SHARES
------------------------------------------------------   ---------  --------      --------   -------    --------   --------
Net asset value, beginning of period                     $  10.39   $  10.72      $  10.09   $  10.82   $  10.47   $  10.14
------------------------------------------------------   ---------  --------      --------   -------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)                                0.43       0.23          0.44       0.43       0.43       0.45
------------------------------------------------------   ---------  --------      --------   -------    --------   --------
     Net realized and unrealized gain
     on investments                                          0.57       0.24          0.30      (0.73)      0.35       0.33
------------------------------------------------------   --------   --------      --------   --------   --------   --------
Total from investment operations                             1.00       0.47          0.74      (0.30)      0.78       0.78

LESS DIVIDENDS:
     Dividends from net investment income                   (0.43)     (0.23)        (0.44)     (0.43)     (0.43)     (0.45)
------------------------------------------------------   --------   --------      --------   --------   --------   --------
Total dividends                                             (0.43)     (0.23)        (0.44)     (0.43)     (0.43)     (0.45)

Net increase (decrease) in net asset value                   0.57       0.24          0.30      (0.73)      0.35       0.33
------------------------------------------------------   ---------  --------      --------   -------    --------   --------
Net asset value, end of period                           $  10.96   $  10.96      $  10.39   $  10.09   $  10.82   $  10.47
------------------------------------------------------   ---------  --------      --------   -------    --------   --------
Total return (3)                                             9.83%      4.49%(4)      7.50%     (2.87)%     7.58%      7.86%
------------------------------------------------------   ---------  --------      --------   -------    --------   --------
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000s)                 $ 27,978   $    222      $ 25,346   $ 26,715   $ 24,856   $ 23,355
------------------------------------------------------   ---------  --------      --------   -------    --------   --------
RATIOS TO AVERAGE NET ASSETS:
     Net investment income including
      reimbursement/waiver                                   4.03%      3.39%(5)      4.30%      4.07%      4.02%      4.30%
------------------------------------------------------   ---------  --------      --------   -------    --------   --------
     Operating expenses including
      reimbursement/waiver                                   0.88%      1.52%(5)      0.84%      0.85%      0.88%      0.70%
-------------------------------------------------------  ---------  --------      --------   -------    --------   --------
     Operating expenses excluding
      reimbursement/waiver                                   1.25%      2.02%(5)      1.25%      1.25%      1.31%      1.31%
-------------------------------------------------------  ---------  --------      --------   -------    --------   --------
Portfolio turnover rate                                        40%        40%           33%        53%        46%        42%



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.39, $0.40, $0.39, $0.38 and $0.38, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $0.21.
(2) The Fund began issuing Retail B Shares on March 1, 2001.
(3) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(4) Not annualized.
(5) Annualized.

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND
(For a share outstanding throughout each period)


                                                                                    YEARS ENDED OCTOBER 31,
                                                          -------------------------------------------------------------------------
                                                                    2001                2000        1999         1998         1997
                                                          ----------------------      -------     --------    --------    ---------
                                                           RETAIL A     RETAIL B      RETAIL A    RETAIL A    RETAIL A    RETAIL A
                                                            SHARES      SHARES(2)      SHARES      SHARES      SHARES      SHARES
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
Net asset value, beginning of period                      $    10.10   $    10.42     $   9.76   $    10.53   $   10.25   $   9.94
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(1)                                    0.43         0.25         0.45         0.43        0.46       0.45
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
    Net realized and unrealized gain (loss)
    on investments                                              0.57         0.24         0.34        (0.77)       0.27       0.32
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
Total from investment operations                                1.00         0.49         0.79        (0.34)       0.73       0.77

LESS DIVIDENDS:
    Dividends from net investment income                       (0.43)       (0.24)       (0.45)       (0.43)      (0.45)     (0.46)
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
Total dividends                                                (0.43)       (0.24)       (0.45)       (0.43)      (0.45)     (0.46)

Net increase (decrease) in net asset value                      0.57         0.25         0.34        (0.77)       0.28       0.31
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
Net asset value, end of period                            $    10.67   $    10.67     $  10.10   $     9.76   $   10.53   $  10.25
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
Total return(3)                                                10.08%        4.73%(4)     8.30%       (3.35)%      7.22%      7.92%
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)                   $   33,455   $      275     $ 33,830   $   39,696   $  44,189   $ 33,318
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including
     reimbursement/waiver                                       4.10%        3.43%(5)     4.55%        4.18%       4.30%      4.38%
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
    Operating expenses including
     reimbursement/waiver                                       0.84%        1.51%(5)     0.75%        0.79%       0.78%      0.63%
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
    Operating expenses excluding
     reimbursement/waiver                                       1.16%        1.80%(5)     1.15%        1.19%       1.21%      1.20%
--------------------------------------------------        ----------   ----------     ---------  ----------   --------    ---------
Portfolio turnover rate                                           48%          48%          34%          34%         44%        48%



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.40, $0.41, $0.39, $0.41 and $0.39, respectively. Net investment income per share before reimbursement of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $0.23.
(2) The Fund began issuing Retail B Shares on March 1, 2001.
(3) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(4) Not Annualized.
(5) Annualized.

GALAXY RHODE ISLAND MUNICIPAL BOND FUND
(For a share outstanding throughout each period)


                                                                                    YEARS ENDED OCTOBER 31,
                                                          -------------------------------------------------------------------------
                                                                    2001                2000        1999        1998        1997
                                                          ----------------------      ---------    --------   -------     ---------
                                                           RETAIL A     RETAIL B      RETAIL A     RETAIL A   RETAIL A    RETAIL A
                                                            SHARES      SHARES(2)      SHARES       SHARES     SHARES      SHARES
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
Net asset value, beginning of period                      $    10.75   $    11.06     $   10.36   $   11.18   $   10.91   $   10.65
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(1)                                    0.49         0.27          0.48(4)     0.48        0.50        0.48
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
    Net realized and unrealized gain (loss)
    on investments                                              0.55         0.23          0.39       (0.77)       0.29        0.32
-----------------------------------------------------     ----------   ----------     ---------   ---------   ---------   ---------
Total from investment operations                                1.04         0.50          0.87       (0.29)       0.79        0.80

LESS DIVIDENDS:
    Dividends from net investment income                       (0.49)       (0.26)        (0.48)      (0.48)      (0.50)      (0.50)
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
    Dividends from net realized capital gains                     --           --            --       (0.05)      (0.02)      (0.04)
-----------------------------------------------------     ----------   ----------     ---------   ---------   ---------   ---------
Total dividends                                                (0.49)       (0.26)        (0.48)      (0.53)      (0.52)      (0.54)

Net increase (decrease) in net asset value                      0.55         0.24          0.39       (0.82)       0.27        0.26
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
Net asset value, end of period                            $    11.30   $    11.30     $   10.75   $   10.36   $   11.18   $   10.91
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
Total return(3)                                                 9.88%        4.60%(5)      8.65%      (2.73)%      7.35%       7.78%
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)                   $   40,257   $      169     $  26,023   $  19,833   $  20,210   $  17,134
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including reimbursement/waiver        4.44%        3.60%(6)      4.58%       4.41%       4.52%       4.50%
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
    Operating expenses including reimbursement/waiver           0.69%        1.53%(6)      0.73%       0.80%       0.81%       0.83%
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
    Operating expenses excluding reimbursement/waiver           0.94%        1.76%(6)      1.06%       1.20%       1.23%       1.34%
-------------------------------------------------------   ----------   ---------      ---------   ---------   ---------   ---------
Portfolio turnover rate                                           19%          19%           43%         34%         41%         19%



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.47, $0.45(4), $0.44, $0.45 and $0.43, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $0.25.
(2) The Fund began issuing Retail B Shares on March 1, 2001.
(3) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(5) Not Annualized.
(6) Annualized.

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND*
(For a share outstanding throughout each period)


                                                                                  PERIOD ENDED
                                                         YEAR ENDED OCTOBER 31,    OCTOBER 31,
                                                         ---------------------    -------------
                                                                 2001                 2000(3)
                                                         ---------------------    --------------
                                                          RETAIL A   RETAIL B       RETAIL A
                                                           SHARES    SHARES(2)       SHARES
--------------------------------------------------------  ---------- ---------    ---------------
Net asset value, beginning of period                      $  10.01   $  10.26     $        9.82
--------------------------------------------------------  ---------- ---------    ---------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(1)                                  0.40       0.22              0.15(4)
--------------------------------------------------------  ---------- ---------    ---------------
    Net realized and unrealized gain on investments           0.49       0.23              0.19
--------------------------------------------------------  ---------- ---------    ---------------
Total from investment operations                              0.89       0.45              0.34

LESS DIVIDENDS:
    Dividends from net investment income                     (0.40)     (0.21)            (0.15)
--------------------------------------------------------  ---------- ---------    ---------------
    Dividends from net realized capital gains                   --         --                --
--------------------------------------------------------  ---------- ---------    ---------------
Total dividends                                              (0.40)     (0.21)            (0.15)

Net increase (decrease) in net asset value                    0.49       0.24              0.19
--------------------------------------------------------  ---------- ---------    ---------------
Net asset value, end of period                            $  10.50   $  10.50     $       10.01
--------------------------------------------------------  ---------- ---------    ---------------
Total return(5)                                               9.02%      4.41%(6)          3.24%(6)
--------------------------------------------------------  ---------- ---------    ---------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)                   $ 13,746   $      6     $           1
--------------------------------------------------------  ---------- ---------    ---------------
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including reimbursement/waiver      3.89%      3.12%(7)          4.21%(7)
--------------------------------------------------------  ---------- ---------    ---------------
    Operating expenses including reimbursement/waiver         0.91%      1.66%(7)          0.94%(7)
--------------------------------------------------------  ---------- ---------    ---------------
    Operating expenses excluding reimbursement/waiver         1.09%      2.93%(7)          1.69%(7)
--------------------------------------------------------  ---------- ---------    ---------------
Portfolio turnover rate                                         88%        88%               38%(6)



* The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares though an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.
(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.38 and $0.13(4) respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $0.13.
(2) The Fund began issuing Retail B Shares on March 1, 2001.
(3) The Fund began offering Retail A Shares on June 26, 2000.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(5) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(6) Not annualized.
(7) Annualized.

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND*
(For a share outstanding throughout each period)


                                                                                    PERIOD ENDED
                                                         YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                         ---------------------     ---------------
                                                                 2001                  2000(3)
                                                         ---------------------     ---------------
                                                          RETAIL A   RETAIL B          RETAIL A
                                                           SHARES    SHARES(2)          SHARES
------------------------------------------------------   ---------   ----------    ---------------
Net asset value, beginning of period                      $  10.41   $  10.69      $      10.22
------------------------------------------------------   ---------   ----------    ---------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(1)                                  0.43       0.23              0.15(4)
------------------------------------------------------   ---------   ----------    ---------------
    Net realized and unrealized gain on investments           0.50       0.23              0.19
------------------------------------------------------   ---------   ----------    ---------------
Total from investment operations                              0.93       0.46              0.34

LESS DIVIDENDS:
    Dividends from net investment income                     (0.42)     (0.23)            (0.15)
------------------------------------------------------   ---------   ----------    ---------------
Total dividends                                              (0.42)     (0.23)            (0.15)

Net increase in net asset value                               0.51       0.23              0.19
------------------------------------------------------   ---------   ----------    ---------------
Net asset value, end of period                            $  10.92   $  10.92      $      10.41
------------------------------------------------------   ---------   ----------    ---------------
Total return(5)                                               9.10%      4.33%(6)          3.23%(6)
------------------------------------------------------   ---------   ----------    ---------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)                   $ 27,691   $     46      $         66
------------------------------------------------------   ---------   ----------    ---------------
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including reimbursement/waiver      3.97%      3.21%(7)          4.20%(7)
------------------------------------------------------   ---------   ----------    ---------------
    Operating expenses including reimbursement/waiver         0.93%      1.69%(7)          0.95%(7)
------------------------------------------------------   ---------   ----------    ---------------
    Operating expenses excluding reimbursement/waiver         1.12%      1.88%(7)          1.37%(7)
------------------------------------------------------   ---------   ----------    ---------------
Portfolio turnover rate                                         36%        36%               30%(6)



* The Fund commenced operations on August 1, 1994 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares though an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.
(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.41 and $0.14(4), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $0.22.
(2) The Fund began issuing Retail B Shares on March 1, 2001.
(3) The Fund began offering Retail A Shares on June 26, 2000.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(5) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(6) Not annualized.
(7) Annualized.

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND*
(For a share outstanding throughout each period)


                                                                                    PERIOD ENDED
                                                         YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                         ---------------------     ---------------
                                                                 2001                  2000(1)
                                                         ---------------------     ---------------
                                                          RETAIL A   RETAIL B        RETAIL A
                                                           SHARES    SHARES(2)        SHARES
--------------------------------------------------------  ---------  ---------     ----------------
Net asset value, beginning of period                      $  10.18   $  10.44      $      10.00
--------------------------------------------------------  ---------  ---------     ----------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(3)                                  0.42       0.22              0.15(4)
--------------------------------------------------------  ---------  ---------     ----------------
    Net realized and unrealized gain on investments           0.49       0.23              0.18
-------------------------------------------------------  ---------   --------      ---------------
Total from investment operations                              0.91       0.45              0.33

LESS DIVIDENDS:
    Dividends from net investment income                     (0.42)     (0.22)            (0.15)
--------------------------------------------------------  ---------  ---------     ----------------
Total dividends                                              (0.42)     (0.22)            (0.15)

Net increase in net asset value                               0.49       0.23              0.18
--------------------------------------------------------  ---------  ---------     ----------------
Net asset value, end of period                            $  10.67   $  10.67      $      10.18
--------------------------------------------------------  ---------  ---------     ----------------
Total return(5)                                               9.05%      4.41%(6)          3.36%(6)
--------------------------------------------------------  ---------  ---------     ----------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)                   $ 57,071   $    653      $      1,345
--------------------------------------------------------  ---------  ---------     ----------------
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including reimbursement/waiver      3.98%      3.33%(7)          4.20%(7)
--------------------------------------------------------  ---------  ---------     ----------------
    Operating expenses including reimbursement/waiver         0.91%      1.56%(7)          0.93%(7)
--------------------------------------------------------  ---------  ---------     ----------------
    Operating expenses excluding reimbursement/waiver         1.09%      1.74%(7)          1.09%(7)
--------------------------------------------------------  ---------  ---------     ----------------
Portfolio turnover rate                                         54%        54%               20%(6)



* The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares though an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.
(1) The Fund began offering Retail A Shares on June 26, 2000.
(2) The Fund began issuing Retail B Shares on March 1, 2001.
(3) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.40 and $0.15(4), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the period ended October 31, 2001 was $0.21.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(5) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.

(6) Not annualized.
(7) Annualized.

                       This page intentionally left blank

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.


Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090


Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.


PROGALTEBND 2/28/02

GALAXY TAX-EXEMPT BOND FUNDS


     THE GALAXY FUND

                           PROSPECTUS
                           February 28, 2002

                           GALAXY TAX-EXEMPT BOND FUND

                           GALAXY NEW JERSEY MUNICIPAL
                           BOND FUND

                           GALAXY NEW YORK MUNICIPAL
                           BOND FUND

                           GALAXY CONNECTICUT MUNICIPAL
                           BOND FUND

                           GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

                           GALAXY RHODE ISLAND MUNICIPAL
                           BOND FUND

                           GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

                           GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

                           GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

                           GALAXY FLORIDA MUNICIPAL BOND FUND

                           GALAXY PENNSYLVANIA MUNICIPAL
                           BOND FUND


                           TRUST SHARES

                           As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                                             [GALAXY FUNDS LOGO]

                                                  CONTENTS


                                            1   RISK/RETURN SUMMARY

                                            1   Introduction

                                            2   Galaxy Tax-Exempt Bond Fund

                                            7   Galaxy New Jersey Municipal
                                                Bond Fund

                                           12   Galaxy New York Municipal
                                                Bond Fund

                                           18   Galaxy Connecticut
                                                Municipal Bond Fund

                                           23   Galaxy Massachusetts
                                                Municipal Bond Fund

                                           28   Galaxy Rhode Island
                                                Municipal Bond Fund

                                           33   Galaxy Intermediate
                                                Tax-Exempt Bond Fund

                                           39   Galaxy Connecticut
                                                Intermediate Municipal Bond
                                                Fund

                                           45   Galaxy Massachusetts
                                                Intermediate Municipal Bond
                                                Fund

                                           51   Galaxy Florida Municipal
                                                Bond Fund

                                           57   Galaxy Pennsylvania
                                                Municipal Bond Fund

                                           62   Additional information
                                                about risk

                                           63   FUND MANAGEMENT

                                           65   HOW TO INVEST IN THE FUNDS

                                           65   Buying and selling shares

                                           65   HOW TO BUY SHARES

                                           65   HOW TO SELL SHARES

                                           65   OTHER TRANSACTION POLICIES

                                           67   DIVIDENDS, DISTRIBUTIONS
                                                AND TAXES

                                           69   FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION

THIS PROSPECTUS describes the Galaxy Tax-Exempt Bond Funds. The Funds invest primarily in municipal securities, which are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, from state and local income tax.

On the following pages, you'll find important information about each of the Galaxy Tax-Exempt Bond Funds, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

- the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

- the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?
The Funds are designed for investors who are looking for income that's free of federal income tax and who can accept fluctuations in price and yield. A Fund that specializes in a particular state is best suited to residents of that state who are also looking for income that is free of the state's income tax or, in the case of the Florida Municipal Bond Fund, the state's intangible personal property tax.

TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS.

THE FUNDS' INVESTMENT ADVISER
Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

[SIDENOTE]

TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose you are in the 35% federal income tax bracket. If you earn 10% on a taxable fund, the fund's return after taxes will be 6.5%. On the other hand, if you earn 6.5% on a tax-exempt fund, your after-tax return is also 6.5% because you pay no federal income taxes on the tax-exempt fund's returns. So, you are better off if you can earn more than 6.5% on a tax-exempt fund than if you earn a 10% return on a taxable fund after federal income taxes. However, the lower your federal income tax bracket, the less likely it is that you will enjoy a higher after-tax return from a tax-exempt fund than from a taxable fund.

GALAXY TAX-EXEMPT BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), primarily bonds (normally 65% of net assets). Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[SIDENOTE]

PRESERVATION OF CAPITAL
Preservation of capital means protecting the amount of money you invest in a Fund. If a Fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.

MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt securities in a Fund come due or MATURE. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.

TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue securities since they are typically payable by the private user of the facilities financed by the bonds.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1992          9.25%
           1993         11.95%
           1994         -5.35%
           1995         16.04%
           1996          3.57%
           1997          8.99%
           1998          5.96%
           1999         -3.47%
           2000         11.98%
           2001          3.80%

BEST QUARTER
6.59% for the quarter ending March 31, 1995

WORST QUARTER
-5.39% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                    SINCE
                                1 YEAR     5 YEARS    10 YEARS  INCEPTION
------------------------------------------------------------------------------------------
Trust Shares Before Taxes         3.80%       5.32%       6.07%      6.07%  (12/30/91)

Trust Shares After Taxes
on Distributions                  3.60%       5.16%       5.96%      5.96%  (12/30/91)

Trust Shares After Taxes
on Distributions and Sale
of Fund Shares                    4.16%       5.15%       5.85%      5.85%  (12/30/91)

Lehman Brothers
Municipal Bond Index
(reflects no deduction for
fees, expenses or taxes)          5.13%       5.98%       6.63%      6.63%  (since 12/31/91)
--------------------------------------------------------------------------------------------

For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12B-1) FEES        EXPENSES        EXPENSES
----------------------------------------------------------------------------------------
Trust Shares                   0.75%(1)             None           0.16%        0.91%(1)
----------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.71%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------
Trust Shares                                   $93         $290       $504        $1,120
----------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY NEW JERSEY MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New Jersey personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in New Jersey municipal securities, which are securities issued by the State of New Jersey and other government issuers (and may include issuers located outside New Jersey) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and New Jersey personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or are unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and by swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK -Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in New Jersey municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect New Jersey. Other considerations affecting the Fund's investments in New Jersey municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1999         -3.02%
           2000         10.69%
           2001          3.79%

BEST QUARTER
3.12% for the quarter ending June 30, 2000

WORST QUARTER
-2.35% for the quarter ending June 30, 1999

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                              SINCE
                                                        1 YEAR            INCEPTION
----------------------------------------------------------------------------------------------------------
Trust Shares Before Taxes                                3.79%                4.24%               (4/3/98)

Trust Shares After Taxes on Distributions                3.69%                4.21%               (4/3/98)

Trust Shares After Taxes on Distributions
and Sale of Fund Shares                                  4.03%                4.19%               (4/3/98)

Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses
or taxes)                                                5.13%                5.23%               (3/31/98)
----------------------------------------------------------------------------------------------------------



For current yield information, please call 1-877-289-4252.


[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                     TOTAL FUND
                               MANAGEMENT      DISTRIBUTION             OTHER         OPERATING
                                     FEES      (12b-1) FEES          EXPENSES          EXPENSES
-----------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)              None          0.33%             1.08%(1)
-----------------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.88%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------
Trust Shares                                  $110         $343       $595        $1,317
--- ------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY NEW YORK MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in New York municipal securities, which are securities issued by the State of New York and other government issuers (and may include issuers located outside New York) and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax) and New York State and New York City personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.


Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.


In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.


Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attacks on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties as a result of the attacks, and the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the Fund's performance. As a result, the Fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund's income that is subject to New York taxes could increase. Other considerations affecting the Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1992          8.29%
           1993         12.30%
           1994         -7.26%
           1995         17.09%
           1996          3.62%
           1997          8.89%
           1998          6.13%
           1999         -3.48%
           2000         12.58%
           2001          3.30%

BEST QUARTER
7.42% for the quarter ending March 31, 1995

WORST QUARTER
-6.55% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     SINCE
                                1 YEAR     5 YEARS     10 YEARS  INCEPTION
-----------------------------------------------------------------------------------------------
Trust Shares Before Taxes        3.30%       5.34%        5.91%      5.91%     (12/31/91)

Trust Shares After Taxes
on Distributions                 3.30%       5.34%        5.91%      5.91%     (12/31/91)

Trust Shares After Taxes
on Distributions and Sale
of Fund Shares                   3.71%       5.21%        5.73%      5.73%     (12/31/91)

Lehman Brothers
Municipal Bond Index
(reflects no deduction
for fees, expenses or taxes)     5.13%       5.98%        6.63%      6.63%     (since 12/31/91)
-----------------------------------------------------------------------------------------------


For current yield information, please call 1-877-289-4252.


[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                  TOTAL FUND
                               MANAGEMENT     DISTRIBUTION           OTHER         OPERATING
                                     FEES     (12b-1) FEES        EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)             None           0.24%           .99%(1)
--------------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.79%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                 1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Trust Shares                       $101      $315     $547    $1,213
--------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY CONNECTICUT MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in Connecticut municipal securities, which are securities issued by the State of Connecticut and other government issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and the Connecticut state income tax on individuals, trusts and estates. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1994         -8.01%
           1995         18.29%
           1996          3.56%
           1997          8.81%
           1998          6.07%
           1999         -2.65%
           2000         10.73%
           2001          4.22%

BEST QUARTER
8.05% for the quarter ending March 31, 1995

WORST QUARTER
-7.01% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                     SINCE
                                            1 YEAR      5 YEARS  INCEPTION
----------------------------------------------------------------------------------------------
Trust Shares Before Taxes                    4.22%        5.33%      5.25%     (3/16/93)

Trust Shares After Taxes on Distributions    4.22%        5.33%      5.25%     (3/16/93)

Trust Shares After Taxes on Distributions
and Sale of Fund Shares                      4.24%        5.18%      5.12%     (3/16/93)

Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses
or taxes)                                    5.13%        5.98%      6.13%     (since 3/31/93)
----------------------------------------------------------------------------------------------



For current yield information, please call 1-877-289-4252.


[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                    TOTAL FUND
                               MANAGEMENT     DISTRIBUTION             OTHER         OPERATING
                                     FEES     (12b-1) FEES          EXPENSES          EXPENSES
----------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)             None          0.31%(1)          1.06%(1)
----------------------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. The Fund's administrator is waiving a portion of its fees so that Other expenses are expected to be 0.30%. Total Fund operating expenses after these waivers are expected to be 0.85%. These fee waivers may be revised or discontinued at any time.


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------
Trust Shares                                  $108         $337       $585        $1,294
---------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in Massachusetts municipal securities, which are securities issued by the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and Massachusetts personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.


Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will vary from time to time depending on current economic and marketconditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1994         -7.71%
           1995         17.40%
           1996          3.26%
           1997          9.09%
           1998          5.83%
           1999         -3.52%
           2000         12.14%
           2001          3.58%

BEST QUARTER
7.52% for the quarter ending March 31, 1995

WORST QUARTER
-7.14% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     SINCE
                                            1 YEAR      5 YEARS  INCEPTION
----------------------------------------------------------------------------------------------
Trust Shares Before Taxes                    3.58%        5.29%      5.07%     (3/12/93)

Trust Shares After Taxes on Distributions    3.58%        5.29%      5.07%     (3/12/93)

Trust Shares After Taxes on Distributions
and Sale of Fund Shares                      3.87%        5.17%      5.00%     (3/12/93)

Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses
or taxes)                                    5.13%        5.98%      5.95%     (since 2/28/98)
----------------------------------------------------------------------------------------------


For current yield information, please call 1-877-289-4252.


[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                    TOTAL FUND
                               MANAGEMENT     DISTRIBUTION             OTHER         OPERATING
                                     FEES     (12b-1) FEES          EXPENSES          EXPENSES
----------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)             None          0.23%(1)           .98%(1)
----------------------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. The Fund's administrator is waiving a portion of its fees so that Other expenses are expected to be 0.22%. Total Fund operating expenses after these waivers are expected to be 0.77%. These fee waivers may be revised or discontinued at any time.


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------
Trust Shares                                  $100         $312       $542        $1,201
----------------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 1998.

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in Rhode Island municipal securities, which are securities issued by the State of Rhode Island and other government issuers (and may include issuers located outside Rhode Island) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and Rhode Island personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Rhode Island municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Rhode Island. Other considerations affecting the Fund's investments in Rhode Island municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of the Fund's Trust Shares during the last calendar year.


[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           2001          4.22%

BEST QUARTER
2.75% for the quarter ending September 30, 2001

WORST QUARTER
-0.99% for the quarter ending December 31, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                     SINCE
                                                         1 YEAR  INCEPTION
----------------------------------------------------------------------------------------
Trust Shares Before Taxes                                 4.22%      7.52%     (6/19/00)

Trust Shares After Taxes on Distributions                 4.22%      7.52%     (6/19/00)

Trust Shares After Taxes on Distributions and
Sale of Fund Shares                                       4.35%      6.98%     (6/19/00)

Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses
or taxes)                                                 5.13%      8.09%     (6/30/00)
----------------------------------------------------------------------------------------


For current yield information, please call 1-877-289-4252.


[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                                    TOTAL FUND
                               MANAGEMENT     DISTRIBUTION             OTHER         OPERATING
                                     FEES     (12b-1) FEES          EXPENSES          EXPENSES
----------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)             None          0.18%             0.93%(1)
----------------------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.73%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------
Trust Shares                                   $95         $296       $515        $1,143
----------------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). Under normal circumstances, at least 80% of the Fund's net assets are invested in municipal securities or in mutual funds that invest in municipal securities. The Fund may also invest up to 20% of its net assets in debt securities that pay interest that is not exempt from federal income tax, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless

[SIDENOTE]

DERIVATIVES
A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Tax-Exempt Medium-Term Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston N.A. received Trust Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
This bar chart shows the performance of the Fund's Trust Shares during the last calendar year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1994         -3.01%
           1995         14.34%
           1996          4.20%
           1997          9.10%
           1998          6.41%
           1999         -2.95%
           2000         10.50%
           2001          4.75%

BEST QUARTER
5.39% for the quarter ending March 31, 1995

WORST QUARTER
-4.21% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                     SINCE
                                            1 YEAR      5 YEARS    INCEPTION
---------------------------------------------------------------------------------------------
Trust Shares Before Taxes                    4.75%        5.46%        5.69%  (6/14/93)

Trust Shares After Taxes on Distributions    4.75%        5.30%        5.54%  (6/14/93)

Trust Shares After Taxes on Distributions
and Sale of Fund Shares                      4.49%        5.27%        5.48%  (6/14/93)

Lehman Brothers 3-15 Year Blend Municipal
Bond Index (reflects no deduction for fees,
expenses or taxes)                           5.29%        5.83%        5.77%  (since 6/30/93)
---------------------------------------------------------------------------------------------



For current yield information, please call 1-877-289-4252.


[SIDENOTE]

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                                TOTAL FUND
                            MANAGEMENT       DISTRIBUTION           OTHER        OPERATING
                                  FEES       (12b-1) FEES        EXPENSES         EXPENSES
------------------------------------------------------------------------------------------
Trust Shares                   0.75(1)               None           0.14%         0.89%(1)



(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.69%. This fee waiver may be revised or discontinued at any time.


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                              1 YEAR      3 YEARS    5 YEARS      10 YEARS
------------------------------------------------------------------------------------------
Trust Shares                                     $91         $284       $493        $1,096
------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with current income exempt from both federal and Connecticut personal income tax, with a secondary goal of preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Connecticut municipal securities. Connecticut municipal securities are securities issued by the State of Connecticut and other government issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and the Connecticut state income tax on individuals, trusts, and estates. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable debt securities, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.


Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on August 1, 1994 as the Boston 1784 Connecticut Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston N.A. received Trust Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1995         14.70%
           1996          3.63%
           1997          8.53%
           1998          6.67%
           1999         -2.81%
           2000         10.16%
           2001          4.47%

BEST QUARTER
5.91% for the quarter ending March 31, 1995

WORST QUARTER
-2.28% for the quarter ending June 30, 1999

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts



                                                                      SINCE
                                            1 YEAR      5 YEARS   INCEPTION
--------------------------------------------------------------------------------------------
Trust Shares Before Taxes                    4.47%        5.30%       5.85%  (8/1/94)

Trust Shares After Taxes
on Distributions                             4.47%        5.24%       5.80%  (8/1/94)

Trust Shares After Taxes on Distributions
and Sale of Fund Shares                      4.37%        5.16%       5.67%  (8/1/94)

Lehman Brothers 3-15 Year Blend Municipal
Bond Index (reflects no deduction for fees,
expenses or taxes)                           5.29%        5.83%       6.26%  (since 7/31/94)
--------------------------------------------------------------------------------------------


For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                   TOTAL FUND
                               MANAGEMENT          DISTRIBUTION          OTHER      OPERATING
                                     FEES          (12b-1) FEES       EXPENSES       EXPENSES
---------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)                  None          0.18%       0.93%(1)
---------------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.73%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                              1 YEAR      3 YEARS    5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------
Trust Shares                                     $95         $296       $515       $1,143
-----------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Massachusetts municipal securities. Massachusetts municipal securities are securities issued by the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and Massachusetts personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.


Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Massachusetts Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston N.A. received Trust Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDER YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1994         -5.45%
           1995         13.77%
           1996          3.32%
           1997          8.89%
           1998          5.91%
           1999         -2.16%
           2000          9.94%
           2001          4.67%

BEST QUARTER
5.45% for the quarter ending March 31, 1995

WORST QUARTER
-5.17% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                                     SINCE
                                            1 YEAR      5 YEARS  INCEPTION
-------------------------------------------------------------------------------------------
Trust Shares Before Taxes                    4.67%        5.36%      5.20%  (6/14/93)

Trust Shares After Taxes on Distributions    4.67%        5.36%      5.20%  (6/14/93)

Trust Shares After Taxes on Distributions
and Sale of Fund Shares                      4.50%        5.21%      5.11%  (6/14/93)

Lehman Brothers 3-15 Year Blend Municipal
Bond Index (reflects no deduction for fees,
expenses or taxes)                           5.29%        5.83%      5.77%  (since 6/30/93)
-------------------------------------------------------------------------------------------


For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                           TOTAL FUND
                             MANAGEMENT    DISTRIBUTION         OTHER       OPERATING
                                   FEES    (12b-1) FEES      EXPENSES        EXPENSES
-------------------------------------------------------------------------------------
Trust Shares                   0.75%(1)            None         0.15%        0.90%(1)
-------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.70%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                              1 YEAR      3 YEARS    5 YEARS      10 YEARS
------------------------------------------------------------------------------------------
Trust Shares                                     $92         $287       $498        $1,108
------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.

GALAXY FLORIDA MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with current income exempt from federal income tax through Fund shares which are exempt from Florida intangible personal property tax, with a secondary goal of preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay tax which is exempt from federal income tax (including the federal alternative minimum tax). Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Florida municipal securities. Florida municipal securities are securities issued by the State of Florida and other government issuers (and may include issuers located outside Florida) that pay interest which is exempt from federal income tax (including the federal alternative minimum tax) and that are exempt from Florida intangible personal property tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable debt securities such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Florida municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Florida. Other considerations affecting the Fund's investments in Florida municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future. The Fund only offers one class of shares which are referred to in this prospectus as Trust Shares.

The Fund began operations on June 30, 1997 as the Boston 1784 Florida Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1998          6.38%
           1999         -2.78%
           2000          9.08%
           2001          4.74%

BEST QUARTER
3.41% for the quarter ending December 31, 2000

WORST QUARTER
-2.38% for the quarter ending June 30, 1999

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                               SINCE
                                                                    1 YEAR INCEPTION
------------------------------------------------------------------------------------------------------
Trust Shares Before Taxes                                            4.74%      4.98%  (6/30/97)

Trust Shares After Taxes on Distributions                            4.74%      4.91%  (6/30/97)

Trust Shares After Taxes on Distributions and Sale of Fund Shares    4.47%      4.86%  (6/30/97)

Lehman Brothers 3-15 Year Blend Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                  5.29%      5.78%  (since 6/30/97)
------------------------------------------------------------------------------------------------------


For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                TOTAL FUND
                               MANAGEMENT    DISTRIBUTION          OTHER         OPERATING
                                     FEES    (12b-1) FEES       EXPENSES          EXPENSES
------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)            None          0.22%          0.97%(1)
------------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.77%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                              1 YEAR      3 YEARS    5 YEARS      10 YEARS
------------------------------------------------------------------------------------------
Trust Shares                                     $99         $309       $536        $1,190
------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.

GALAXY PENNSYLVANIA MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from both federal and Pennsylvania state income taxes, consistent with the preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in Pennsylvania municipal securities, which are securities issued by the Commonwealth of Pennsylvania and other government issuers (and may include issuers located outside Pennsylvania) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and Pennsylvania state income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates. It is expected, however, that under normal circumstances the Fund's average weighted maturity will be between 10 and 15 years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund, which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Pennsylvania municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Pennsylvania. Other considerations affecting the Fund's investments in Pennsylvania municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.


The Fund began operations on May 3, 1993 as the Pillar Pennsylvania Municipal Securities Fund, a separate portfolio (the Predecessor Pillar Fund) of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold two classes of shares - Class I Shares and Class A Shares. In connection with the reorganization, holders of Class I Shares and Class A Shares of the Predecessor Pillar Fund exchanged their shares for Trust Shares of the Fund. The returns shown below for periods prior to August 27, 2001 are for Class I Shares of the Predecessor Pillar Fund, which were similar to the Fund's Trust Shares.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

           1994         -2.58%
           1995         11.53%
           1996          3.89%
           1997          7.18%
           1998          4.84%
           1999         -7.05%
           2000         13.31%
           2001          4.70%

BEST QUARTER
5.64% for the quarter ending December 31, 2000

WORST QUARTER
-3.30% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                            SINCE
                                                    1 YEAR     5 YEARS  INCEPTION
-------------------------------------------------------------------------------------------
Trust Shares Before Taxes                            4.70%       4.38%      4.42%  (5/3/93)

Trust Shares After Taxes on Distributions            4.70%       4.23%      4.33%  (5/3/93)

Trust Shares After Taxes on Distributions and
Sale of Fund Shares                                  4.52%       4.35%      4.36%  (5/3/93)

Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)  5.13%       5.98%      6.06%  (5/3/93)
Lehman Brothers 5-Year Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)  6.21%       5.35%      5.36%  (5/3/93)
-------------------------------------------------------------------------------------------


(1) The Fund has changed its benchmark from the Lehman Brothers 5-Year Municipal Bond Index to the Lehman Brothers Municipal Bond Index because the Lehman Brothers Municipal Bond Index tracks the performance of the types of securities that are more representative of those held by the Fund.


For current yield information, please call 1-877-289-4252.

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index which tracks the performance of investment grade municipal bonds with remaining maturities of between 4 and 6 years.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                TOTAL FUND
                               MANAGEMENT     DISTRIBUTION          OTHER        OPERATING
                                     FEES     (12b-1) FEES       EXPENSES         EXPENSES
------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)             None       0.39%(1)         1.14%(1)
------------------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. The Fund's administrator is waiving a portion of its fees so that Other expenses are expected to be 0.36%. Total Fund operating expenses after these waivers are expected to be 0.91%. These fee waivers may be revised or discontinued at any time.


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                             1 YEAR      3 YEARS    5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------
Trust Shares                                   $116         $362       $628        $1,386
-----------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund (including the Predecessor Fund) since May 29, 2001.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Tax-Exempt Bond Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS
Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income) and taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of its net assets. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS
This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

FUND MANAGEMENT


ADVISER
The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.


Prior to March 1, 2001, Summit Bank Investment Management Division, a division of Summit Bank (Summit Bank), served as the investment adviser to the Predecessor Pillar Fund. Summit Bank was a wholly-owned subsidiary of Summit Bancorp. On March 1, 2001, FleetBoston Financial Corporation acquired Summit Bancorp and thereafter, the Adviser succeeded Summit Bank as the investment adviser to the Predecessor Pillar Fund.


MANAGEMENT FEES
The management fees paid to the Adviser and/or Summit Bank by the Funds during the fiscal year or period ended October 31, 2001 are set forth below.


                                 MANAGEMENT FEE AS A %
FUND                             OF AVERAGE NET ASSETS
------------------------------------------------------
Tax-Exempt Bond                                   0.55%

New Jersey Municipal Bond                         0.41%

New York Municipal Bond                           0.55%

Connecticut Municipal Bond                        0.40%

Massachusetts Municipal Bond                      0.44%

Rhode Island Municipal Bond                       0.50%

Intermediate Tax-Exempt Bond                      0.60%

Connecticut Intermediate
Municipal Bond                                    0.58%

Massachusetts Intermediate
Municipal Bond                                    0.59%

Florida Municipal Bond                            0.56%

Pennsylvania Municipal Bond                       0.29%
------------------------------------------------------


During the fiscal year ended December 31, 2000, the Predecessor Pillar Fund paid management fees to Summit Bank at the annual rate of 0.39% of the Fund's average daily net assets.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

HOW TO INVEST IN THE FUNDS

BUYING AND SELLING SHARES
Trust Shares of the Funds are available for purchase by investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation. Qualified accounts include discretionary investment management accounts, custodial accounts and agency accounts. Your institution can provide more information about which types of accounts are eligible.


You can buy and sell Trust Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, the principal bond markets (as recommended by the Bond Market Association) and your institution are open for business. These entities are generally open every Monday through Friday, except national holidays.


The price at which you buy shares is the net asset value (NAV) per share next determined after your order is accepted. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV is determined on each day the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time).


If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.


HOW TO BUY SHARES
You can buy Trust Shares by following the procedures established by your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The institution holds the shares in your name and receives all confirmations of purchases and sales.

HOW TO SELL SHARES
You can sell Trust Shares by following the procedures established by your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring sale proceeds to your financial institution, but your financial institution may do so. Contact your financial institution for more information.

OTHER TRANSACTION POLICIES
If Galaxy doesn't receive full payment for your order to buy shares by 4:00 p.m. on the next business day, Galaxy won't accept your order. Galaxy will advise your financial institution if this happens.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

[SIDENOTE]

NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.

INVESTMENT MINIMUMS
Galaxy does not have any minimum investment requirements for initial or additional investments in Trust Shares, but financial institutions may. They may also require you to maintain a minimum account balance.

Sales proceeds are normally wired to your financial institution on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy may close any account after 60 days' written notice if the value of the account drops below $250 as a result of selling shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
The Funds generally declare dividends from net investment income daily and pay them monthly. They normally distribute net capital gains annually. It is expected that the Funds' annual distributions will be mainly income dividends. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES
It is expected that the Funds will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of each Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."


You will recognize taxable gain or loss on a sale or redemption of your shares, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by each Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

STATE AND LOCAL TAXES
Dividends paid by the Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund that are attributable to interest earned by the Funds may be taxable to shareholders under state or local law. Each state-specific Fund intends to comply with certain state and/or local tax requirements so that its income and dividends generally will be exempt from the applicable state and/or local taxes described above in the description for such Fund. Dividends, if any, derived from interest on securities other than the state-specific municipal securities in which each Fund primarily invests or from any capital gains, may be subject to the particular state's taxes. However, with respect to the Connecticut Municipal Bond Fund and Connecticut Intermediate Municipal Bond Fund, dividends, if any, derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be subject to the Connecticut state income tax on individuals, trusts and estates if paid on Fund shares held as capital assets.

MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Trust Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). Certain information reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of each Fund, assuming all dividends and distributions were reinvested.


The Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Florida Municipal Bond Fund each began operations as a separate portfolio (the Predecessor Boston 1784 Funds) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, each Predecessor Boston 1784 Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Funds exchanged their shares for Trust Shares and BKB Shares of the Funds. Shareholders of the Predecessor Boston 1784 Funds who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston N.A. received Trust Shares of the Funds.


The Pennsylvania Municipal Bond Fund began operations as a separate portfolio (the Predecessor Pillar Fund) of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold two classes of shares - Class I Shares and Class A Shares. In connection with the reorganization, the holders of Class I Shares and Class A Shares of the Predecessor Pillar Fund exchanged their shares for Trust Shares of the Fund. The financial highlights for periods prior to August 27, 2001 are for Class I Shares of the Predecessor Pillar Fund, which were similar to Trust Shares of the Pennsylvania Municipal Bond Fund.

Except as described below with respect to the Predecessor Boston 1784 Funds and Predecessor Pillar Fund, the information in the financial highlights tables for the fiscal years or periods ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young, LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. With respect to the Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund, the information for the fiscal years ended October 31, 1998 and 1997 was audited by Galaxy's former auditors.


With respect to the Predecessor Boston 1784 Funds, the information for the fiscal years or periods ended May 31, 2000, 1999, 1998 and 1997 was audited by the Predecessor Boston 1784 Funds' former independent accountants, PricewaterhouseCoopers LLP, whose report, dated July 17, 2000, is also incorporated by reference into the SAI.

With respect to the Predecessor Pillar Fund, the information for the fiscal years ended December 31, 2000, 1999, 1998, 1997 and 1996 was audited by the Predecessor Pillar Fund's former auditors, Arthur Andersen LLP, whose report, dated February 15, 2001, is also incorporated by reference into the SAI.


The Annual Report and SAI are available free of charge upon request.

GALAXY TAX-EXEMPT BOND FUND

(For a share outstanding throughout each period)


                                                                       YEARS ENDED OCTOBER 31,
                                                  --------------------------------------------------------------
                                                     2001         2000          1999        1998         1997
                                                  ==========   ==========   ==========   ==========   ==========
                                                                           TRUST SHARES
================================================  ==========   ==========   ==========   ==========   ==========
Net asset value, beginning of period              $    10.68   $    10.33   $    11.30   $    11.06   $    10.78

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                             0.48         0.49         0.49         0.50         0.53

   Net realized and unrealized gain (loss)
   on investments                                       0.65         0.35        (0.83)        0.34         0.29
------------------------------------------------  ----------   ----------   ----------   ----------   ----------
Total from investment operations                        1.13         0.84        (0.34)        0.84         0.82

LESS DIVIDENDS:
   Dividends from net investment income                (0.48)       (0.49)       (0.49)       (0.51)       (0.53)

   Dividends from net realized capital gains              --           --        (0.14)       (0.09)       (0.01)
------------------------------------------------  ----------   ----------   ----------   ----------   ----------
Total dividends                                        (0.48)       (0.49)       (0.63)       (0.60)       (0.54)

Net increase (decrease) in net asset value              0.65         0.35        (0.97)        0.24         0.28

Net asset value, end of period                    $    11.33   $    10.68   $    10.33   $    11.30   $    11.06
================================================  ==========   ==========   ==========   ==========   ==========
Total return                                           10.78%        8.32%       (3.25)%       7.85%        7.75%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000s)             $  188,579   $  174,415   $  141,999   $  135,664   $  122,218

RATIOS TO AVERAGE NET ASSETS:
  Net investment income including
  reimbursement/waiver                                  4.34%        4.66%        4.46%        4.55%        4.85%

  Operating expenses including
  reimbursement/waiver                                  0.71%        0.71%        0.71%        0.71%        0.70%

  Operating expenses excluding
  reimbursement/waiver                                  0.91%        0.91%        0.91%        0.92%        0.96%

Portfolio turnover rate                                   66%          73%          23%          59%          78%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.46, $0.47, $0.47, $0.48 and $0.51, respectively.

GALAXY NEW JERSEY MUNICIPAL BOND FUND

(For a share outstanding throughout each period)


                                                                                                    PERIOD ENDED
                                                                  YEAR ENDED OCTOBER 31,            OCTOBER 31,
                                                             ------------------------------------   ------------
                                                               2001         2000           1999       1998(1)
                                                             ========    ==========      ========   ============
                                                                             TRUST SHARES
===========================================================  ========    ==========      ========   ============
Net asset value, beginning of period                         $   9.88    $     9.56      $  10.24   $      10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                      0.41          0.40          0.38           0.21

   Net realized and unrealized gain (loss) on investments        0.53          0.32         (0.68)          0.24
-----------------------------------------------------------  --------    ----------      --------   ------------
Total from investment operations                                 0.94          0.72         (0.30)          0.45

LESS DIVIDENDS:
   Dividends from net investment income                         (0.41)        (0.40)        (0.38)         (0.21)
-----------------------------------------------------------  --------    ----------      --------   ------------
Total dividends                                                 (0.41)        (0.40)        (0.38)         (0.21)

Net increase (decrease) in net asset value                       0.53          0.32         (0.68)          0.24

Net asset value, end of period                               $  10.41    $     9.88      $   9.56   $      10.24
===========================================================  ========    ==========      ========   ============
Total return                                                     9.73%         7.74%        (3.06)%         4.48%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                       $ 93,564    $   10,174      $  7,422   $      7,701

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver          4.06%         4.16%         3.76%          3.79%(4)

   Operating expenses including reimbursement/waiver             0.70%         0.86%         0.92%          0.92%(4)

   Operating expenses excluding reimbursement/waiver             1.08%         1.64%         1.63%          2.07%(4)

Portfolio turnover rate                                            61%           77%           41%            53%(3)


(1)  The Fund commenced operations on April 3, 1998.


(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $0.37, $0.32, $0.30 and $0.15, respectively.


(3)  Not annualized.


(4)  Annualized.

GALAXY NEW YORK MUNICIPAL BOND FUND

(For a share outstanding throughout each period)


                                                                         YEARS ENDED OCTOBER 31,
                                                               ------------------------------------------------------
                                                                  2001      2000       1999        1998        1997
                                                               ========   ========    ========   ========    ========
                                                                                 TRUST SHARES
=============================================================  ========   ========    ========   ========    ========
Net asset value, beginning of period                           $  10.99   $  10.57    $  11.44   $  11.09    $  10.75

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                        0.49       0.50        0.50       0.50        0.52

   Net realized and unrealized gain (loss) on investments          0.57       0.44       (0.89)      0.35        0.34
-------------------------------------------------------------  --------   --------    --------   --------    --------
Total from investment operations                                   1.06       0.94       (0.39)      0.85        0.86

LESS DIVIDENDS:
   Dividends from net investment income                           (0.49)     (0.52)      (0.48)     (0.50)      (0.52)
-------------------------------------------------------------  --------   --------    --------   --------    --------
Total dividends                                                   (0.49)     (0.52)      (0.48)     (0.50)      (0.52)

Net increase (decrease) in net asset value                         0.57       0.42       (0.87)      0.35        0.34

Net asset value, end of period                                 $  11.56   $  10.99    $  10.57   $  11.44    $  11.09
============================================================== ========   ========    ========   ========    ========
Total return                                                       9.80%      9.12%      (3.54)%     7.82%       8.17%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                         $ 60,694   $ 50,511    $ 36,696   $ 34,801    $ 27,562

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver            4.30%      4.65%       4.50%      4.42%       4.75%

   Operating expenses including reimbursement/waiver               0.78%      0.78%       0.77%      0.72%       0.71%

   Operating expenses excluding reimbursement/waiver               0.99%      0.98%       0.97%      0.99%       1.02%

Portfolio turnover rate                                              48%        37%         24%        27%         61%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.47, $0.47, $0.48, $0.47 and $0.49, respectively.

GALAXY CONNECTICUT MUNICIPAL BOND FUND

(For a share outstanding throughout each period)


                                                                               YEARS ENDED OCTOBER 31,
                                                               -----------------------------------------------------
                                                                 2001       2000        1999       1998       1997
                                                               ========   ========    ========   ========    =======
                                                                                 TRUST SHARES
=============================================================  ========   ========    ========   ========    =======
Net asset value, beginning of period                           $  10.39   $  10.09    $  10.82   $  10.47    $ 10.14

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                        0.45       0.46        0.45       0.45       0.47

   Net realized and unrealized gain (loss) on investments          0.57       0.30       (0.73)      0.35       0.33
-------------------------------------------------------------  --------   --------    --------   --------    -------
Total from investment operations                                   1.02       0.76       (0.28)      0.80       0.80

LESS DIVIDENDS:
   Dividends from net investment income                           (0.45)     (0.46)      (0.45)     (0.45)     (0.47)
-------------------------------------------------------------  --------   --------    --------   --------    -------
Total dividends                                                   (0.45)     (0.46)      (0.45)     (0.45)     (0.47)

Net increase (decrease) in net asset value                         0.57       0.30       (0.73)      0.35       0.33

Net asset value, end of period                                 $  10.96   $  10.39    $  10.09   $  10.82    $ 10.47
=============================================================  ========   ========    ========   ========    =======
Total return                                                      10.04%      7.71%      (2.68)%     7.81%      8.06%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                         $ 30,818   $ 23,254    $ 17,848   $ 13,913    $ 9,866

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver            4.22%      4.49%       4.26%      4.24%      4.51%

   Operating expenses including reimbursement/waiver               0.69%      0.65%       0.65%      0.67%      0.49%

   Operating expenses excluding reimbursement/waiver               1.06%      1.06%       1.05%      1.10%      1.10%

Portfolio turnover rate                                              40%        33%         53%        46%        42%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.41, $0.42, $0.41, $0.40, and $0.41, respectively.

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

(For a share outstanding throughout each period)


                                                                             YEARS ENDED OCTOBER 31,
                                                             -------------------------------------------------------
                                                               2001        2000        1999        1998       1997
                                                             ========    =======    =========    ========    =======
                                                                              TRUST SHARES
============================================================ ========    ========    ========    ========    =======
Net asset value, beginning of period                         $  10.10    $   9.76    $  10.53    $  10.25    $  9.94

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                      0.45        0.47        0.45        0.47       0.46

   Net realized and unrealized gain (loss) on investments        0.57        0.34       (0.77)       0.27       0.32
------------------------------------------------------------ --------    --------    --------    --------    -------
Total from investment operations                                 1.02        0.81       (0.32)       0.74       0.78

LESS DIVIDENDS:
   Dividends from net investment income                         (0.45)      (0.47)      (0.45)      (0.46)     (0.47)
------------------------------------------------------------ --------    --------    --------    --------    -------
Total dividends                                                 (0.45)      (0.47)      (0.45)      (0.46)     (0.47)

Net increase (decrease) in net asset value                       0.57        0.34       (0.77)       0.28       0.31

Net asset value, end of period                               $  10.67    $  10.10    $   9.76    $  10.53    $ 10.25
============================================================ ========    ========    ========    ========    =======
Total return                                                    10.27%       8.47%      (3.17)%      7.42%      8.06%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                       $ 77,874    $ 44,328    $ 33,897    $ 23,371    $ 13,986

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver          4.27%       4.71%       4.36%       4.49%      4.57%

   Operating expenses including reimbursement/waiver             0.67%       0.59%       0.61%       0.60%      0.44%

   Operating expenses excluding reimbursement/waiver             0.98%       1.00%       1.01%       1.03%      1.01%

Portfolio turnover rate                                            48%         34%         34%         44%        48%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.42, $0.43, $0.41, $0.42, and $0.40, respectively.

GALAXY RHODE ISLAND MUNICIPAL BOND FUND


(For a share outstanding throughout each period)



                                                               YEAR ENDED    PERIOD ENDED
                                                               OCTOBER 31,    OCTOBER 31,
                                                             -------------   -------------
                                                                  2001          2000(1)
                                                             =============   =============
                                                                      TRUST SHARES
==========================================================   =============   =============
Net asset value, beginning of period                         $       10.75   $       10.53

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                           0.49            0.18(3)

   Net realized and unrealized gain on investments                    0.55            0.22
----------------------------------------------------------   -------------   -------------
Total from investment operations                                      1.04            0.40

LESS DIVIDENDS:
   Dividends from net investment income                              (0.49)          (0.18)

   Dividends from net realized capital gains                             -               -
----------------------------------------------------------   -------------   -------------
Total dividends                                                      (0.49)          (0.18)

Net increase in net asset value                                       0.55            0.22

Net asset value, end of period                               $       11.30   $       10.75
==========================================================   =============   =============
Total return                                                          9.90%           3.82%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                          $      88,307   $      82,617

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver               4.46%           4.60%(5)

   Operating expenses including reimbursement/waiver                  0.67%           0.71%(5)

   Operating expenses excluding reimbursement/waiver                  0.93%           1.04%(5)

Portfolio turnover rate                                                 19%             43%(4)


(1) The Fund began issuing Trust Shares on June 19, 2000.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.46 and $0.17(3), respectively.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(4)  Not annualized.

(5)  Annualized.

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

(For a share outstanding throughout each period)


                                                 YEAR ENDED     PERIOD ENDED
                                                 OCTOBER 31,     OCTOBER 31,                     YEARS ENDED MAY 31,
                                                -----------     -------------    -------------------------------------------------
                                                    2001           2000(1)          2000         1999        1998          1997
                                                ============    =============    ==========   ==========   ==========   ==========
                                                                                      TRUST SHARES
==============================================  ============    =============    ==========   ==========   ==========   ==========
Net asset value, beginning of period            $       10.01   $        9.60    $    10.33   $    10.52   $    10.18   $     9.99

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                              0.42            0.18(3)       0.44         0.45         0.48         0.50

   Net realized and unrealized gain (loss)
   on investments                                        0.49            0.41         (0.62)       (0.01)        0.44         0.19
----------------------------------------------  -------------   -------------    ----------   ----------   ----------   ----------
Total from investment operations                         0.91            0.59         (0.18)        0.44         0.92         0.69

LESS DIVIDENDS:
   Dividends from net investment income                 (0.42)          (0.18)        (0.44)       (0.45)       (0.48)       (0.50)

   Dividends from net realized capital gains               --              --         (0.11)       (0.18)       (0.10)          --
----------------------------------------------  -------------   -------------    ----------   ----------   ----------   ----------
Total dividends                                         (0.42)          (0.18)        (0.55)       (0.63)       (0.58)       (0.50)

Net increase (decrease) in net asset value               0.49            0.41         (0.73)       (0.19)        0.34         0.19

Net asset value, end of period                  $       10.50   $       10.01    $     9.60   $    10.33   $    10.52   $    10.18
==============================================  =============   =============    ==========   ==========   ==========   ==========

Total return                                             9.23%           6.18%(4)     (1.70)%       4.24%        9.24%        7.74%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s)             $     252,076   $     261,938    $  296,711   $  356,995   $  303,578   $  250,526

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                  4.06%           4.38%(5)      4.50%        4.31%        4.62%        4.92%

   Operating expenses including
   reimbursement/waiver                                  0.74%           0.77%(5)      0.80%        0.80%        0.80%        0.80%

   Operating expenses excluding
   reimbursement/waiver                                  0.89%           0.91%(5)      1.11%        1.11%        1.12%        1.17%

Portfolio turnover rate                                    88%             38%(4)        48%          69%          34%          33%


(1) The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized ass a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their Shares other than through an investment management trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.41 and $0.18(3), respectively.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(4)  Not annualized.

(5)  Annualized.

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

(For a share outstanding throughout each period)



                                                 YEAR ENDED      PERIOD ENDED
                                                 OCTOBER 31,      OCTOBER 31,                 YEARS ENDED MAY 31,
                                                -------------   -------------    -------------------------------------------------
                                                    2001           2000(1)          2000          1999        1998         1997
                                                =============   =============    ==========   ==========   ==========   ==========
                                                                                       TRUST SHARES
==============================================  =============   =============    ==========   ==========   ==========   ==========
Net asset value, beginning of period            $       10.41   $       10.00    $    10.67   $    10.81   $    10.38   $    10.17

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                              0.44           0.193(3)       0.46         0.48         0.50         0.51

   Net realized and unrealized gain (loss)
   on investments                                        0.51            0.41         (0.62)       (0.08)        0.45         0.21
----------------------------------------------  -------------   -------------    ----------   ----------   ----------   ----------
Total from investment operations                         0.95            0.60         (0.16)        0.40         0.95         0.72

LESS DIVIDENDS:
   Dividends from net investment income                 (0.44)          (0.19)        (0.46)       (0.48)       (0.50)       (0.51)

   Dividends from net realized capital gains               --              --         (0.05)       (0.06)       (0.02)          --
----------------------------------------------  -------------   -------------    ----------   ----------   ----------   ----------
Total dividends                                         (0.44)          (0.19)        (0.51)       (0.54)       (0.52)       (0.51)

Net increase (decrease) in net asset value               0.51            0.41         (0.67)       (0.14)        0.43         0.21

Net asset value, end of period                  $       10.92   $       10.41    $    10.00   $    10.67   $    10.81   $    10.38
==============================================  =============   =============    ==========   ==========   ==========   ==========
Total return                                             9.32%           6.01%(4)     (1.45)%       3.72%        9.29%        7.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)          $     113,952   $     121,974    $  148,902   $  187,725   $  142,107   $  103,104

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                  4.14%           4.37%(5)      4.52%        4.37%        4.66%        4.94%

   Operating expenses including
   reimbursement/waiver                                  0.76%           0.78%(5)      0.80%        0.80%        0.80%        0.76%

   Operating expenses excluding
   reimbursement/waiver                                  0.93%           0.94%(5)      1.12%        1.12%        1.14%        1.17%

Portfolio turnover rate                                    36%             30%(4)        30%          19%          17%           4%

(1) The Fund commenced operations on August 1, 1994 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.42 and $0.18(3), respectively.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(4)  Not annualized.

(5)  Annualized.

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

(For a share outstanding throughout each period)


                                             YEAR ENDED   PERIOD ENDED
                                            OCTOBER 31,    OCTOBER 31,                  YEARS ENDED MAY 31,
                                            -----------   ------------     ----------------------------------------------
                                               2001          2000(1)          2000        1999        1998        1997
                                            ===========   ============     =========    =========   =========   =========
                                                                                TRUST SHARES
==========================================  ===========   ============     =========    =========   =========   =========
Net asset value, beginning of period        $     10.18   $       9.78     $   10.39    $   10.42   $   10.01   $    9.78

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                        0.43          0.183(3)       0.45         0.45        0.47        0.47

   Net realized and unrealized gain (loss)
   on investments                                  0.49           0.40         (0.61)       (0.03)       0.41        0.23
------------------------------------------  -----------   ------------     ---------    ---------   ---------   ---------
Total from investment operations                   0.92           0.58         (0.16)        0.42        0.88        0.70

LESS DIVIDENDS:
   Dividends from net investment income           (0.43)         (0.18)        (0.45)       (0.45)      (0.47)      (0.47)
------------------------------------------  -----------   ------------     ---------    ---------   ---------   ---------
Total dividends                                   (0.43)         (0.18)        (0.45)       (0.45)      (0.47)      (0.47)

Net increase (decrease) in net asset value         0.49           0.40         (0.61)       (0.03)       0.41        0.23

Net asset value, end of period              $     10.67   $      10.18     $    9.78    $   10.39   $   10.42   $   10.01
==========================================  ===========   ============     =========    =========   =========   =========
Total return                                       9.24%          5.99%(4)     (1.51)%       4.10%       8.91%       7.30%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)      $   191,129   $    176,306     $ 231,140    $ 267,871   $ 206,137   $ 147,459

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                            4.15%          4.36%(5)      4.52%        4.32%       4.54%       4.74%

   Operating expenses including
   reimbursement/waiver                            0.74%          0.77%(5)      0.80%        0.80%       0.80%       0.79%

   Operating expenses excluding
   reimbursement/waiver                            0.90%          0.92%(5)      1.12%        1.12%       1.14%       1.18%

Portfolio turnover rate                              54%            20%(4)        11%           9%          6%          9%


(1) The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.42 and $0.18(3), respectively.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(4) Not annualized.

(5) Annualized.

GALAXY FLORIDA MUNICIPAL BOND FUND

(For a share outstanding throughout each period)


                                                           YEAR ENDED    PERIOD ENDED                              PERIOD ENDED
                                                           OCTOBER 31,    OCTOBER 31,       YEARS ENDED MAY 31,       MAY 31,
                                                           ===========   ============      ====================    ============
                                                              2001          2000(1)          2000       1999          1998(3)
                                                           ===========   ============      ========    ========    ============
                                                                            SHARES
=========================================================  ===========   ============      ========    ========    ============
Net asset value, beginning of period                       $      9.87   $       9.51      $  10.12    $  10.30    $      10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                       0.41           0.17          0.43        0.44            0.43

   Net realized and unrealized gain (loss) on investments         0.46           0.36         (0.61)      (0.04)           0.32
---------------------------------------------------------  -----------   ------------      --------    --------    ------------
Total from investment operations                                  0.87           0.53         (0.18)       0.40            0.75

LESS DIVIDENDS:
   Dividends from net investment income                          (0.41)         (0.17)        (0.43)      (0.44)          (0.43)

   Dividends from net realized capital gains                         -              -             -       (0.14)          (0.02)
---------------------------------------------------------  -----------   ------------      --------    --------    ------------
Total dividends                                                  (0.41)         (0.17)        (0.43)      (0.58)          (0.45)

Net increase (decrease) in net asset value                        0.46           0.36         (0.61)      (0.18)           0.30

Net asset value, end of period                             $     10.33   $       9.87      $   9.51    $  10.12    $      10.30
=========================================================  ===========   ============      ========    ========    ============
Total return                                                      8.92%          5.62%(4)     (1.76)%      3.88%           7.63%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                     $    71,355   $     61,773      $ 61,154    $ 68,796    $     51,793

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver           4.00%          4.22%(5)      4.44%       4.25%           4.59%(5)

   Operating expenses including reimbursement/waiver              0.78%          0.79%(5)      0.80%       0.80%           0.80%(5)

   Operating expenses excluding reimbursement/waiver              0.97%          1.01%(5)      1.15%       1.14%           1.19%(5)

Portfolio turnover rate                                             48%            23%(4)        28%         11%             21%(4)


(1) The Fund commenced operations on June 30, 1997 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares of the Fund.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.39 and $0.16, respectively.

(3) Period from commencement of operations.

(4) Not annualized.

(5) Annualized.

GALAXY PENNSYLVANIA MUNICIPAL BOND FUND

(For a share outstanding throughout each period)


                                              PERIOD ENDED
                                               OCTOBER 31,                   YEAR ENDED DECEMBER 31,
                                              ------------     -------------------------------------------------------
                                                 2001(1)         2000       1999        1998        1997       1996
                                              ============     ========   ========    =========   =========   ========
                                                                  TRUST SHARES
============================================  ============     ========   ========    =========   =========   ========
Net asset value, beginning of period          $       9.78     $   9.03   $  10.26    $   10.41   $   10.17   $  10.23

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                           0.34         0.42       0.43         0.44        0.45       0.44

   Net realized and unrealized gain
   (loss) on investments                              0.33         0.75      (1.13)        0.05        0.26      (0.06)
--------------------------------------------  ------------     --------   --------    ---------   ---------   --------
Total from investment operations                      0.67         1.17      (0.70)        0.49        0.71       0.38

LESS DIVIDENDS:
   Dividends from net investment income              (0.34)       (0.42)     (0.43)       (0.44)      (0.45)     (0.44)

   Dividends from net realized capital gains             -            -      (0.10)       (0.20)      (0.02)         -
--------------------------------------------  ------------     --------   --------    ---------   ---------   --------
Total dividends                                      (0.34)       (0.42)     (0.53)       (0.64)      (0.47)     (0.44)

Net increase (decrease) in net asset value            0.33         0.75      (1.23)       (0.15)       0.24      (0.06)

Net asset value, end of period                $      10.11     $   9.78   $   9.03    $   10.26   $   10.41   $  10.17
============================================  ============     ========   ========    =========   =========   ========
Total return                                          7.00%(3)    13.31%     (7.05)%       4.84%       7.18%      3.89%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)        $     24,051     $ 24,503   $ 31,999    $  37,658   $  42,134   $  3,665

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                               4.10%(4)     4.54%      4.35%        4.28%       4.47%      4.42%

   Operating expenses including
   reimbursement/waiver                               0.79%(4)     0.80%      0.80%        0.80%       0.80%      0.69%

   Operating expenses excluding
   reimbursement/waiver                               1.14%(4)     1.01%      0.94%        0.96%       0.96%      1.49%

Portfolio turnover rate                                 46%(3)       23%        43%          56%         72%        26%


(1) The Fund commenced operations on May 3, 1993 as a separate portfolio (the "Predecessor Pillar Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold two series of shares, Class I Shares and Class A Shares. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class I Shares and Class A Shares for Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund. The financial highlights for periods prior to August 27, 2001 are those of Class I Shares of the Predecessor Pillar Fund.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the period ended October 31, 2001 was $0.34.

(3) Not Annualized.

(4) Annualized.

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.


Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090


Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov

Galaxy's Investment Company Act File No.
is 811-4636


PROTRTXBND 15040 (2/28/02) PKG50

[Front cover page]
The Galaxy Fund


Prospectus
February 28, 2002

Galaxy Pennsylvania Municipal Bond Fund

Retail A Shares and Retail B Shares


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of this Fund or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents

1        Risk/return summary
1        Introduction
2        Galaxy Pennsylvania Municipal Bond Fund
9        Additional information about risk

10       Fund management

11       How to invest in the Funds
11       How sales charges work
15       Buying, selling and exchanging shares
16                How to buy shares
18                How to sell shares
19                How to exchange shares
20                Other transaction policies

22       Dividends, distributions and taxes

24       Galaxy investor programs

26       How to reach Galaxy

27       Financial highlights

RISK/RETURN SUMMARY

INTRODUCTION

This prospectus describes the Galaxy Pennsylvania Municipal Bond Fund. The Fund commenced operations as a separate portfolio (the "Predecessor Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy.

On the following pages, you'll find important information about the Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-    the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-    the fees and expenses that you will pay as an investor in the Fund.

THE FUND'S INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for the Fund.

AN INVESTMENT IN THE FUND ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

Galaxy Pennsylvania Municipal Bond Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from both federal and Pennsylvania state income taxes, consistent with the preservation of capital.

[Sidenote:]
PRESERVATION OF CAPITAL
Preservation of capital means protecting the amount of money you invest in a Fund. If a Fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.

[Sidenote:]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose you are in the 35% federal income tax bracket. If you earn 10% on a taxable fund, the fund's return after taxes will be 6.5%. On the other hand, if you earn 6.5% on a tax-exempt fund, your after-tax return is also 6.5% because you pay no federal income taxes on the tax-exempt fund's returns. So, you are better off if you can earn more than 6.5% on a tax-exempt fund than if you earn a 10% return on a taxable fund after federal income taxes. However, the lower your federal income tax bracket, the less likely it is that you will enjoy a higher after-tax return from a tax-exempt fund than from a taxable fund.

THE FUND'S MAIN INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), and at least 65% of its net assets in Pennsylvania municipal securities, which are securities issued by the Commonwealth of Pennsylvania and other government issuers (and may include issuers located outside Pennsylvania) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and Pennsylvania state income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates. It is expected, however, that under normal circumstances the Fund's average weighted maturity will be between 10 and 15 years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

[Sidenote:]
TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

[Sidenote:]
AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt securities in a Fund come due or MATURE. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund, which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in Pennsylvania municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Pennsylvania. Other considerations affecting the Fund's investments in Pennsylvania municipal securities are summarized in the Statement of Additional Information.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on May 3, 1992 as the Pillar Pennsylvania Municipal Securities Fund, a separate portfolio (the "Predecessor Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the Reorganization, the Predecessor Fund offered and sold two classes of shares, Class I Shares and Class A Shares. In connection with the Reorganization, holders of Class I Shares and Class A Shares of the Predecessor Fund exchanged their shares for Trust Shares of the Fund.

As of the date of this prospectus, the Fund has not offered Retail A Shares and Retail B Shares to investors. The returns shown below represent the returns for Trust Shares of the Fund, which are offered in a separate prospectus. Trust Shares, Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. Returns for periods prior to August 27, 2001 are for Class I Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of the Fund's Trust Shares has varied from year to year. Trust Shares of the Fund are sold without any sales charges. If sales charges applicable to Retail A Shares or Retail B Shares of the Fund were included, the returns would be lower.

[Sidenote:]

Best quarter:       5.65% for the quarter ended December 31, 2000
Worst quarter:      -3.30% for the quarter ended March 31, 1994


[bar chart goes here]


    1994         1995        1996        1997        1998         1999        2000        2001
    ----         ----        ----        ----        ----         ----        ----        ----
   -2.58%       11.53%      3.89%       7.18%        4.84%       -7.05%      13.31%      4.70%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund for the periods ended December 31, 2001, as compared to broad-based market indices. Returns shown for Retail A Shares represent the performance of Trust Shares of the Fund adjusted to take into account any sales charges applicable to Retail A Shares. Returns shown for Retail B Shares represent the performance of Trust Shares of the Fund adjusted to take into account any sales charges applicable to Retail B Shares. After-tax returns are shown for Retail A Shares only. After-tax returns for Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


                                              1 YEAR            5 YEARS       SINCE INCEPTION
                                              ------            -------       ---------------
Retail A Shares Before Taxes(1)               -0.38%             3.34%        3.82% (5/3/93)
Retail A Shares After Taxes on                -0.38%             3.19%        3.73% (5/3/93)
Distributions(1)
Retail A Shares After Taxes on                 1.30%             3.48%        3.85% (5/3/93)
Distributions and Sale of Fund Shares1
Retail B Shares(2)                            -0.39%             3.87%        4.41% (5/3/93)
Lehman Brothers Municipal Bond Index           5.13%             5.98%        6.06% (since 5/31/93)
(reflects no deduction for fees,
expenses or taxes)
Lehman Brothers 5-Year Municipal Bond          6.21%             5.35%        5.36% (since 5/31/93)
Index (reflects no deduction for fees,
expenses or taxes)

----------
(1) The performance shown represents the average annual returns for Trust Shares of the Fund which have been restated to include the effect of the maximum 4.75% sales charge payable on purchases of Retail A Shares. Retail A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.15% of the Fund's Retail A Share assets. Had the performance of Trust Shares been restated to reflect these distribution fees, average annual total returns for Trust Shares would have been lower.
(2) The performance shown represents the average annual returns for Trust Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. Retail B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 0.80% of the Fund's Retail B Share assets. Had the performance of Trust Shares been restated to reflect these distribution and service (12b-1) fees, average annual total returns for Trust Shares would have been lower.

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

[Sidenote:]
The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index which tracks the performance of investment grade municipal bonds with remaining maturities of between 4 and 6 years.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

                        MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE
                        ON PURCHASES SHOWN AS A % OF   (LOAD) SHOWN AS A % OF THE
                        THE OFFERING PRICE             OFFERING PRICE OR SALE PRICE,
                                                       WHICHEVER IS LESS
                        ----------------------------   --------------------------
Retail A Shares         4.75%(1)                       None(2)
Retail B Shares         None                           5.00%(3)

Annual Fund operating expenses (expenses deducted from the Fund's assets)


                                          DISTRIBUTION AND                  TOTAL FUND
                                          SERVICE (12B-1)     OTHER         OPERATING
                        MANAGEMENT FEES   FEES                EXPENSES      EXPENSES
                        ---------------   ----------------    --------      ----------
Retail A Shares              0.75%(4)        0.15%(5)           0.39%         1.29%(4)
Retail B Shares              0.75%(4)        0.80%(6)           0.39%         1.94%(4)

----------
(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. Your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. The Fund's administrator is waiving a portion of its fees so that Other expenses are expected to be 0.36% for Retail A Shares and 0.36% for Retail B. Shares. Total Fund operating expenses after these waivers are expected to be 1.06% for Retail A Shares and 1.71% for Retail B Shares. These fee waivers may be revised or discontinued at any time.

(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to not more than 0.15% during the current fiscal year.
(6) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Retail B Shares convert to Retail A Shares after eight years
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                          1 YEAR              3 YEARS              5 YEARS               10 YEARS
                          ------              -------              -------               --------
Retail A Shares           $600                $865                 $1,149                $1,958
Retail B Shares           $697                $1,009               $1,347                $2,096
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
Retail B Shares           $197                $609                 $1,047                $2,096


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since May 29, 2001.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment the Fund have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

The Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income) and taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies.

This strategy could prevent the Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.

OTHER TYPES OF INVESTMENTS

This prospectus describes the Fund's main investment strategies and the particular types of securities in which the Fund mainly invests. The Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Fund - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

FUND MANAGEMENT

ADVISER


The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.

Prior to March 1, 2001, Summit Bank Investment Management Division, a division of Summit Bank ("Summit Bank"), served as the investment adviser to the Predecessor Funds. Summit Bank was a wholly-owned subsidiary of Summit Bancorp. On March 1, 2001, FleetBoston acquired Summit Bancorp and thereafter, the Adviser succeeded Summit Bank as the investment adviser to the Predecessor Fund.

During the period ended October 31, 2001, the Fund (including the Predecessor
Fund) paid management fees to the Adviser and/or Summit Bank at the annual rate of 0.29% of its average daily net assets. During the fiscal year ended December 31, 2000, the Predecessor Fund paid management fees to Summit Bank at the annual rate of 0.39% of its average daily net assets.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Fund, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

HOW TO INVEST IN THE FUND

HOW SALES CHARGES WORK

You will normally pay a sales charge to invest in the Fund. If you buy Retail A Shares, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Retail B Shares, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.

[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of the Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.

RETAIL A SHARES

The table below shows the sales charge you'll pay if you buy Retail A Shares of the Fund. The offering price is the NAV of the shares purchased, plus any applicable sales charge.

                                                       TOTAL SALES CHARGE
                                                       ------------------
                                        AS A % OF THE OFFERING
   AMOUNT OF YOUR INVESTMENT            PRICE PER SHARE             AS A % OF YOUR INVESTMENT
   -------------------------            ---------------             -------------------------
Less than $50,000                     4.75%                       4.99%
$50,000 but less than $100,000        4.50%                       4.71%
$100,000 but less than $250,000       3.50%                       3.63%
$250,000 but less than $500,000       2.50%                       2.56%
$500,000 but less than $1,000,000     2.00%                       2.04%
$1,000,000 and over                   0.00%(1)                    0.00%(1)

     ----------
(1) There is no front-end sales charge on investments in Retail A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder. However, Galaxy will waive the 1% CDSC on withdrawals of Retail A Shares made through Galaxy's Systematic Withdrawal Plan that don't annually exceed 12% of your account's value. See "Galaxy investor programs - Systematic withdrawal plan" on page
     __.

Galaxy's distributor may, from time to time, implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price of Retail A Shares or the amount that the Fund will receive from such sales.

Certain affiliates of the Adviser may, at their own expense, provide additional compensation to affiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of the Fund and to unaffiliated broker-dealers whose customers purchase Retail A Shares of the Fund. Such compensation will not represent an additional expense to the Fund or its shareholders, since it will be paid from the assets of the Adviser's affiliates.

There's no sales charge when you buy Retail A Shares if:
-    You buy shares by reinvesting dividends and distributions.
- You buy shares with money from another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).
- You're an investment professional who places trades for your clients and charges them a fee.
- You buy shares under an all-inclusive fee program (sometimes called a "wrap fee program") offered by a broker-dealer or other financial institution.
-    You were a Galaxy shareholder before December 1, 1995.
- You were a shareholder of the Boston 1784 Funds on the date when the Boston 1784 Funds were reorganized into Galaxy.

[Sidenote:]
SALES CHARGE WAIVERS
Ask your financial adviser or Galaxy's distributor, or consult the SAI for other instances in which the sales load on Retail A Shares is waived. When you buy your shares, you must tell your financial adviser or Galaxy's distributor that you qualify for a sales load waiver. To contact Galaxy's distributor, call 1-877-289-4252.

RETAIL B SHARES

If you acquired Retail B Shares of the Fund in connection with the reorganization of the Predecessor Fund into Galaxy, you won't pay a CDSC unless you sell your shares within six years of buying the Class B Shares of the Predecessor Fund you held prior to the reorganization. The following table shows the schedule of CDSC charges for Retail B Shares acquired in connection with the reorganization of the Predecessor Fund:

IF YOU SELL YOUR SHARES                            YOU'LL PAY A CDSC OF
-----------------------                            --------------------
during the first year                              5.50%
during the second year                             5.00%
during the third year                              4.00%
during the fourth year                             3.00%
during the fifth year                              2.00%
during the sixth year                              1.00%
during the seventh year                            None
after the seventh year                             None

If you buy Retail B Shares of the Fund after the reorganization of the Predecessor Fund into Galaxy, you won't pay a CDSC unless you sell your shares within seven years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased after the reorganization of the Predecessor Fund:


IF YOU SELL YOUR SHARES                            YOU'LL PAY A CDSC OF
-----------------------                            --------------------
during the first year                              5.00%
during the second year                             4.00%
during the third year                              4.00%
during the fourth year                             4.00%
during the fifth year                              3.00%
during the sixth year                              2.00%
during the seventh year                            1.00%
after the seventh year                             None

For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. Galaxy will then sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions. In addition, there's no CDSC when Retail B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your financial adviser or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-289-4252.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES


Retail A Shares of the Fund can pay distribution (12b-1) fees at an annual rate of up to 0.50% of the Fund's Retail A Share assets (consisting of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). The Fund does not intend to pay more than 0.15%, in distribution (12b-1) fees with respect to Retail A Shares during the current fiscal year.


Retail B Shares of the Fund can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of the Fund's Retail B Share assets. The Fund does not intend to pay more than 0.80%, in distribution and shareholder service (12b-1) fees with respect to Retail B Shares during the current fiscal year.

Galaxy has adopted separate plans under Rule 12b-1 that allow Galaxy to pay fees from the Retail A Share assets of the Fund for selling and distributing Retail A Shares and from the Retail B Share assets of the Fund for selling and distributing Retail B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

CONVERTING RETAIL B SHARES TO RETAIL A SHARES

Eight years after you buy Retail B Shares (or, if you acquired your Retail B Shares in connection with the reorganization of the Predecessor Fund into Galaxy, eight years after you bought the Class B Shares of the Predecessor Fund that you held prior to the reorganization), they will automatically convert to Retail A Shares of the Fund. This allows you to benefit from the lower annual expenses of Retail A Shares.

CHOOSING BETWEEN RETAIL A SHARES AND RETAIL B SHARES

Retail B Shares are subject to higher fees than Retail A Shares. For this reason, Retail A Shares can be expected to pay higher dividends than Retail B Shares. However, because Retail A Shares are subject to an initial sales charge which is deducted at the time you purchase Retail A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in the Fund if you purchase Retail A Shares than if you purchase Retail B Shares of the Fund.

In deciding whether to buy Retail A Shares or Retail B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Retail B Shares may equal or exceed the initial sales charge and fees for Retail A Shares. Retail A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years.

Consult your financial adviser for help in choosing the appropriate share class.

BUYING, SELLING AND EXCHANGING SHARES

You can buy and sell Retail A Shares and Retail B Shares of the Fund on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open for business. These entities are generally open every Monday through Friday, except national holidays.


Retail A Shares and Retail B Shares have different prices. The price at which you buy shares is the net asset value (NAV) per share next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV per share next determined, after receipt of your order in proper form as described below, less any applicable CDSC. NAV is determined on each business day at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time).


If market prices are readily available for securities owned by the Fund, it is valued at those prices. If market prices are not readily available for some securities, it is valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a domestic or foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, certain securities, in particular foreign securities, may trade on days when shares of the Fund are not priced. As a result, the NAV per share of the Fund may change on days when you won't be able to buy or sell Fund shares.

[Sidenote:]
MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is:
-    $2,500 for regular accounts
-    $500 for retirement plan accounts, such as IRA, SEP and Keogh Plan accounts
-    $100 for college savings accounts, including Education IRA accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program or in a salary reduction retirement plan such as a SIMPLE IRA or 401(k). You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account other than retirement plan accounts. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

HOW TO BUY SHARES

You can buy shares through your financial adviser or directly from Galaxy's distributor by calling 1-877-289-4252. A financial adviser who places orders on your behalf may charge you a separate fee for their services.

If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. The financial adviser holds the shares in your name and receives all confirmations of purchases and sales. For details, please contact your financial adviser.

You can also buy shares directly from Galaxy's distributor in any of the following ways:

BUYING BY MAIL
Complete an account application and mail it, together with a check payable to the Fund, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

To make additional investments, send your check to the address above along with one of the following:
- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction
- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE
To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
100 Federal Street
Boston, MA  02110
ABA #0110-0013-8
DDA #79673-5702
Ref:  The Galaxy Fund
(Account number)
(Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-289-4252 for an account application.

Your bank or other financial institution may charge you a fee for sending funds by wire.

DISCOUNT PLANS

You may have the sales charges on purchases of Retail A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION - You can add the value of the Retail A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Retail A Shares for purposes of calculating the sales charge.
- LETTER OF INTENT - You can purchase Retail A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Retail A Shares equal to 5% of the amount you indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.
- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when you sell Retail A Shares of the Funds in Retail A Shares of any Galaxy Fund within 90 days without paying a sales charge.
- GROUP SALES - If you belong to a qualified group with 50,000 or more members, you can buy Retail A Shares at a reduced sales charge, based on the number of qualified group members.

[Sidenote:]
DISCOUNT PLANS

You must tell your financial adviser or Galaxy's distributor when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply. To contact Galaxy's distributor, call 1-877-289-4252.

HOW TO SELL SHARES

You can sell your shares in several ways: through your financial adviser or directly through Galaxy's distributor by mail, by telephone, or by wire.

If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. Your financial adviser is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.

You can also sell your shares directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL
Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You must include the following:
-    The name of the Fund
-    The number of shares or the dollar amount you want to sell
-    Your account number
-    Your Social Security number or tax identification number
- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

[Sidenote:]
SIGNATURE GUARANTEES
When selling your shares by mail or by phone, you must have your signature guaranteed if:
-    you're selling shares worth more than $50,000,
- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,
- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or
-    you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

SELLING BY PHONE

You can sell shares by calling Galaxy's distributor at 1-877-289-4252 unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE

Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any bank or other financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

HOW TO EXCHANGE SHARES

You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. You won't pay a sales charge for exchanging your Retail A Shares.

You may exchange Retail B Shares of a Fund for Retail B Shares of any other Galaxy Fund. You won't pay a CDSC when you exchange your Retail B Shares. However, when you sell the Retail

B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.

TO EXCHANGE SHARES:
-    ask your financial adviser

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-289-4252

-    send your request in writing to:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520

Galaxy doesn't charge any fee for making exchanges but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Fund that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by the Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect the Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund pays any dividends from net investment income each month. The Fund pays any net capital gains at least once a year. Dividends and distributions are paid in cash unless you tell your financial institution or plan administrator in writing or, if you purchased your shares directly from Galaxy's distributor, you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Distributions by the Fund will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of the Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that a portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."


You will recognize taxable gain or loss on a sale or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


The one major exception to these tax principles is that distributions on, and sales, exchanges and redemption of shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities, or on securities of a particular state, its agencies or municipalities.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY INVESTOR PROGRAMS

It's easy to buy or sell shares of the Fund by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's distributor at 1-877-289-4252.

AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 a quarter.

PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.

COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an Education IRA account. The minimum for initial and additional investments in an Education IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.

DIRECT DEPOSIT PROGRAM

This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares made through the plan that don't annually exceed 12% of your account's value.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by calling your financial adviser or writing to Galaxy at:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520

Please allow at least five days for the cancellation to be processed.

HOW TO REACH GALAXY

THROUGH YOUR FINANCIAL ADVISER

Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.

GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-289-4252, Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.

INVESTCONNECT

InvestConnect is Galaxy's shareholder voice response system. Call 1-877-289-4252 from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week. InvestConnect may not be available to you if you invest in the Funds through a financial adviser.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.

THE INTERNET

Please visit Galaxy's Web site at:
www.galaxyfunds.com

[Sidenote:]
HEARING IMPAIRED

Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for Trust Shares of the Fund for the past five fiscal years. Certain information reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of the Fund, assuming all dividends and distributions were reinvested.

The Fund began operations as a portfolio (the "Predecessor Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares - Class I Shares and Class A Shares. In connection with the reorganization, the holders of Class I Shares and Class A Shares of the Predecessor Fund exchanged their shares for Trust Shares of the Fund. Financial highlights prior to August 27, 2001 are for Class I Shares of the Predecessor Fund, which were similar to Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund.


The information in the financial highlights tables for the fiscal period ended October 31, 2001 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Fund's Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. The information for the fiscal years ended December 31, 2000, 1999, 1998, 1997 and 1996 has been audited by Arthur Andersen LLP, independent public accountants, whose report dated February 15, 2001 is also incorporated by reference into the SAI. The Annual Report and the SAI are available free of charge upon request.

                     Galaxy Pennsylvania Municipal Bond Fund
                (For a share outstanding throughout each period)


                                                   FOR THE
                                                 PERIOD ENDED
                                                  OCTOBER 31,                     FOR THE YEAR ENDED DECEMBER 31,
                                                ------------- ----------------------------------------------------------------------
                                                    2001(1)       2000         1999           1998           1997          1996
                                                    ----          ----         ----           ----           ----          ----
                                                                                          TRUST SHARES
                                                ------------- ----------------------------------------------------------------------
Net asset value, beginning of period             $     9.78   $     9.03    $    10.26    $    10.41    $    10.17    $    10.23
                                                 ----------   ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income2                              0.34         0.42          0.43          0.44          0.45          0.44
   Net realized and unrealized gain (loss) on
     investments                                       0.33         0.75         (1.13)         0.05          0.26         (0.06)
                                                 ----------   ----------    ----------    ----------    ----------    ----------
Total from investment operations                       0.67         1.17         (0.70)         0.49          0.71          0.38
                                                 ----------   ----------    ----------    ----------    ----------    ----------
Less dividends:
     Dividends from net investment income             (0.34)       (0.42)        (0.43)        (0.44)        (0.45)        (0.44)
     Dividends from net realized capital
       gains                                             --           --         (0.10)        (0.20)        (0.02)           --
                                                 ----------   ----------    ----------    ----------    ----------    ----------
Total dividends                                       (0.34)       (0.42)        (0.53)        (0.64)        (0.47)        (0.44)
                                                 ----------   ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value             0.33         0.75         (1.23)        (0.15)         0.24         (0.06)
                                                 ----------   ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                   $    10.11   $     9.78    $     9.03    $    10.26    $    10.41    $    10.17
                                                 ==========   ==========    ==========    ==========    ==========    ==========
Total return                                         7.00%(3)      13.31%        (7.05)%        4.84%         7.18%         3.89%
   Ratios/supplemental data: Net assets, end of
      period (in 000s)                           $   24,051   $   24,503    $   31,999    $   37,658    $   42,134    $    3,665
   Ratios to average net assets: Net
      investment income including
      reimbursement/waiver                           4.10%(4)       4.54%         4.35%         4.28%         4.47%         4.42%
   Operating expenses including
     reimbursement/waiver                            0.79%(4)       0.80%         0.80%         0.80%         0.80%         0.69%
   Operating expenses excluding
     reimbursement/waiver                            1.14%(4)       1.01%         0.94%         0.96%         0.96%         1.49%
Portfolio turnover rate                                46%(3)         23%           43%           56%           72%           26%

----------

  (1) The Fund commenced operations on May 3, 1993 as a separate portfolio (the "Predecessor Pillar Fund) of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold two series of shares, Class I Shares and Class A Shares. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class I Shares and Class A Shares for Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund. The financial highlights for periods prior to August 27, 2001 are those of Class I Shares of the Predecessor Pillar Fund.
  (2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the period ended October 31, 2001 was $ 0.34.
  (3)  Not Annualized
  (4)  Annualized.

[Back Cover Page]

Where to find more information

You'll find more information about the Fund in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports will contain more information about the Fund and a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Fund and its policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Fund and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Fund, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC Washington, DC 20549-0102 1-202-942-8090.

Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.

[GRAPHIC]

GALAXY PRIME SHARES

THE GALAXY FUND


PROSPECTUS
February 28, 2002



GALAXY ASSET ALLOCATION FUND

GALAXY GROWTH AND INCOME FUND

GALAXY EQUITY GROWTH FUND

GALAXY INTERNATIONAL EQUITY FUND

GALAXY PAN ASIA FUND

GALAXY SMALL CAP VALUE FUND

GALAXY HIGH QUALITY BOND FUND


PRIME A SHARES AND PRIME B SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


[LOGO] GALAXY FUNDS

CONTENTS



   1     RISK/RETURN SUMMARY

   1     Introduction
   2     Galaxy Asset Allocation Fund
   8     Galaxy Growth and Income Fund
  13     Galaxy Equity Growth Fund
  18     Galaxy International Equity Fund
  24     Galaxy Pan Asia Fund
  31     Galaxy Small Cap Value Fund
  36     Galaxy High Quality Bond Fund
  42     Additional information about risk

  43     FUND MANAGEMENT

  45     HOW TO INVEST IN THE FUNDS

  45     How sales charges work
  47     Buying, selling and exchanging shares
  48     HOW TO BUY SHARES
  49     HOW TO SELL SHARES
  49     HOW TO EXCHANGE SHARES
  49     OTHER SHAREHOLDER SERVICES
  49     OTHER TRANSACTION POLICIES

  51     DIVIDENDS, DISTRIBUTIONS AND TAXES

  53     FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION

THIS PROSPECTUS describes Prime A Shares and Prime B Shares of the Galaxy Asset Allocation Fund, Galaxy Growth and Income Fund, Galaxy Equity Growth Fund, Galaxy International Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund and Galaxy High Quality Bond Fund.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

GALAXY ASSET ALLOCATION FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of the Fund's assets.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund aims to provide income that is higher than the average income provided by stocks included in popular stock market indices. The Adviser interprets "popular stock market indices" to mean the Dow Jones Industrial Average of 30 major companies and the Standard & Poor's 500 Composite Stock Price Index (commonly referred to as the S&P 500). Due to the Fund's expenses, however, net income paid to you may be less than the average income provided by these indices. The Fund also seeks long-term growth in the value of its assets. The Adviser attempts to achieve these goals and reduce risk by allocating the Fund's assets among short-term debt securities, common stocks, preferred stocks and bonds.


The Fund seeks a mix of stocks and bonds that will produce both income and long-term capital growth. This mix will change from time to time as a result of economic and market conditions. However, the Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

Debt securities purchased by the Fund will be of investment grade quality, which means that they will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

In selecting portfolio securities for the Fund, the Adviser's investment policy committee develops an economic outlook and sets guidelines for the industries and sectors in which the Fund should invest. In selecting equity securities, the Adviser favors stocks with long-term growth potential that are expected to outperform their peers over time. The Adviser also forecasts the direction and degree of change in long-term interest rates to help in the selection of fixed income securities.

The Fund will sell a security when, as a result of changes in the economy, the Adviser determines it appropriate to revise the allocation of the Fund's

[SIDENOTE]
CURRENT INCOME

Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

assets between stocks and bonds. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests a significant amount of its assets in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The value of fixed income investments such as bonds are affected by movements in interest rates. Bond prices tend to fall when interest rates rise and to rise when interest rates fall.

- CREDIT RISK - The value of fixed income investments also depends on the ability of an issuer to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its securities will decline. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain fixed income investments held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- PORTFOLIO COMPOSITION - The level of risk could increase if a larger percentage of the Fund is invested in one particular asset class, such as stocks or bonds. However, asset allocation funds are generally less volatile than portfolios that contain only stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Prime A Shares of the Fund has varied from year to year. The returns for Prime B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1999      7.42%
2000      1.96%
2001     -8.24%

[SIDENOTE]

BEST QUARTER 7.30% for the quarter ending December 31, 1999
WORST QUARTER -8.19% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are shown for Prime A Shares only. After-tax returns for Prime B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                       SINCE
                                                         1 YEAR    INCEPTION
------------------------------------------------------------------------------------------------
Prime A Shares Before Taxes                             -13.28%         0.28%   (11/1/98)
Prime A Shares After Taxes on Distributions             -13.89%        -1.12%   (11/1/98)
Prime A Shares After Taxes on Distributions
and Sale of Fund Shares                                  -8.09%        -0.19%   (11/1/98)
Prime B Shares                                          -13.46%         0.49%   (11/1/98)
S&P 500 (reflects no deduction
for fees, expenses or taxes)                            -11.88%         2.68%   (since 10/31/98)
DJIA (reflects no deduction
for fees, expenses or taxes)                             -7.10%         4.98%   (since 10/31/98)


[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

The Dow Jones Industrial Average (DJIA) is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                   MAXIMUM SALES CHARGE (LOAD)             MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                            ON PURCHASES SHOWN             SHOWN AS A % OF THE OFFERING PRICE OR
                                  AS A % OF THE OFFERING PRICE                     SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------------------
Prime A Shares                                          5.50%(1)                                          None(2)
Prime B Shares                                           None                                            5.00%(3)



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                DISTRIBUTION                                 TOTAL FUND
                                         MANAGEMENT              AND SERVICE                 OTHER             OPERATING
                                                FEES            (12b-1) FEES              EXPENSES              EXPENSES
---------------------------------------------------------------------------------------------------------------------------
Prime A Shares                                0.75%(4)                0.25%(5)              0.38%(4)              1.38%(4)
Prime B Shares                                0.75%(4)                1.00%(5)              0.28%                 2.03%(4)



(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.74%. The Fund's transfer agent is waiving a portion of its fees (which are included in Other expenses) for Prime A Shares so that Other expenses for Prime A Shares are expected to be 0.37%. Total Fund operating expenses after these waivers are expected to be 1.36% for Prime A Shares and 2.02% for Prime B Shares. These fee waivers can be revised or discontinued at any time.
(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Prime B Shares convert to Prime A Shares after eight years
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                   1 YEAR           3 YEARS           5 YEARS           10 YEARS
--------------------------------------------------------------------------------
Prime A Shares       $683              $963            $1,264             $2,116
Prime B Shares       $706              $937            $1,293             $2,196


If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:


Prime B Shares         $206              $637            $1,093             $2,192


[SIDENOTE]
PORTFOLIO MANAGERS

The Fund's portfolio managers are Donald Jones, a Vice President of the Adviser, and David Lindsay, CFA, a Senior Vice President of the Adviser. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones has managed the equity portion of the Fund's portfolio, including determining the allocation of the Fund's assets between equities and fixed income investments, since May of 1995. He has been with the Adviser and its predecessors since 1977. Mr. Lindsay has managed the fixed income portion of the Fund since January of 1997. He has been with the Adviser and its predecessors since 1986.

GALAXY GROWTH AND INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the common stocks of U.S. companies with large market capitalizations (generally over $2 billion) that the Adviser believes offer above-average growth and dividends. The Adviser focuses on growth stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company. The Adviser also seeks a current yield greater than that of the S&P 500, although not all Fund investments will pay dividends.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]
MARKET CAPITALIZATION

A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Prime A Shares of the Fund has varied from year to year. The returns for Prime B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1999      6.99%
2000      3.86%
2001     -5.85%

[SIDENOTE]
BEST QUARTER 11.38% for the quarter ending December 31, 2001
WORST QUARTER -13.65% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Prime A Shares only. After-tax returns for Prime B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                             SINCE
                                                          1 YEAR         INCEPTION
--------------------------------------------------------------------------------------------
Prime A Shares Before Taxes                              -11.00%              3.04% (11/1/98)
Prime A Shares After Taxes on Distributions              -11.62%              1.34% (11/1/98)
Prime A Shares After Taxes on Distributions
and Sale of Fund Shares                                   -6.17%              2.29% (11/1/98)
Prime B Shares                                           -11.08%              3.32% (11/1/98)
S&P 500 (reflects no deduction
for fees, expenses or taxes)                             -11.88%              2.68% (since 10/31/98)


[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                             MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                      ON PURCHASES SHOWN    SHOWN AS A % OF THE OFFERING PRICE OR
                            AS A % OF THE OFFERING PRICE            SALE PRICE, WHICHEVER IS LESS
-------------------------------------------------------------------------------------------------
Prime A Shares                                      5.50%(1)                                None(2)
Prime B Shares                                      None                                   5.00%(3)


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                 DISTRIBUTION                        TOTAL FUND
                               MANAGEMENT         AND SERVICE            OTHER        OPERATING
                                     FEES        (12b-1) FEES         EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------
Prime A Shares                     0.75%(4)            0.25%(5)          0.22%         1.22%(4)
Prime B Shares                     0.75%(4)            1.00%(5)          0.25%         2.00%(4)



(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.73%. Total Fund operating expenses after this waiver are expected to be 1.20% for Prime A Shares and 1.98% for Prime B Shares. This fee waiver may be revised or discontinued at any time.
(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Prime B Shares convert to Prime A Shares after eight years
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                            1 YEAR           3 YEARS           5 YEARS           10 YEARS
--------------------------------------------------------------------------------------------
Prime A Shares                $667              $916            $1,183             $1,946
Prime B Shares                $703              $927            $1,278             $2,126


If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:



Prime B Shares                $203              $627            $1,078             $2,126


[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Gregory M. Miller, a Vice President of the Adviser since 1996. He's been primarily responsible for the day-to-day management of the Fund's investment portfolio since July 1998. Before that, Mr. Miller assisted his predecessor in managing the Fund for seven years. He joined the Adviser in 1985.

GALAXY EQUITY GROWTH FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its assets in foreign securities.

The Fund invests mainly in companies which the Adviser believes will have faster earnings growth than the economy in general. The Adviser looks for large-capitalization companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The Adviser seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and

[SIDENOTE]
GROWTH STOCKS

Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

     political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Prime A Shares of the Fund has varied from year to year. The returns for Prime B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1999      26.02%
2000      -1.44%
2001     -18.80%

[SIDENOTE]
BEST QUARTER 17.80% for the quarter ending December 31, 1999
WORST QUARTER -17.16% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Prime A Shares only. After-tax returns for Prime B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       SINCE
                                                    1 YEAR          INCEPTION
-----------------------------------------------------------------------------------------------
Prime A Shares Before Taxes                        -23.25%             2.49%   (11/1/98)
Prime A Shares After Taxes on Distributions        -23.25%             0.77%   (11/1/98)
Prime A Shares After Taxes on Distributions
and Sale of Fund Shares                            -14.16%             2.06%   (11/1/98)
Prime B Shares                                     -23.49%             2.89%   (11/1/98)
S&P 500 (reflects no deduction
for fees, expenses or taxes)                       -11.88%             2.68%   (since 10/31/98)


[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following tables show the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                         MAXIMUM SALES CHARGE (LOAD)              MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                  ON PURCHASES SHOWN             SHOWN AS A % OF THE OFFERING PRICE OR
                        AS A % OF THE OFFERING PRICE                     SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------
Prime A Shares                                5.50%(1)                                          None(2)
Prime B Shares                                  None                                           5.00%(3)



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND's ASSETS)

                                           DISTRIBUTION                                  TOTAL FUND
                    MANAGEMENT              AND SERVICE                 OTHER            OPERATING
                           FEES            (12b-1) FEES              EXPENSES              EXPENSES
------------------------------------------------------------------------------------------------------
Prime A Shares           0.75%(4)                0.25%(5)               0.16%                1.16%(4)
Prime B Shares           0.75%(4)                1.00%(5)               0.23%                1.98%(4)



(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.71%. Total Fund operating expenses after this waiver are expected to be 1.12% for Prime A Shares and 1.94% for Prime B Shares. This fee waiver may be revised or discontinued at any time.
(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.


[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Robert G. Armknecht, CFA, an Executive Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been with the Adviser and its predecessors since 1988 and has been the Fund's portfolio manager since it began operations in 1990.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Prime B Shares convert to Prime A Shares after eight years
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                     1 YEAR           3 YEARS          5 YEARS         10 YEARS
-------------------------------------------------------------------------------
Prime A Shares         $662              $898           $1,153           $1,881
Prime B Shares         $701              $921           $1,268           $2,094



If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:

Prime B Shares        $201              $621           $1,068           $2,094

GALAXY INTERNATIONAL EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.

The Sub-Adviser's investment process begins with a fundamental analysis of companies, including both bottom-up and top-down factors. Bottom-up analysis includes a thorough understanding of a company's prospects as reflected in its operating cash flow, including industry cycle, capital requirements, growth opportunities and financial structure. Top-down factors are incorporated into the Sub-Adviser's analysis of a company. For example, the Sub-Adviser considers how interest rates and currency may impact prospective cash flow and earnings. Country and market risks, both of which are critically important, are embodied in interest rates, which are the basis for risk-adjusting the Sub-Adviser's return expectations for individual companies. In this way, the Sub-Adviser arrives at a risk-adjusted return potential for each company analyzed, which then gives the Sub-Adviser the basis for comparing investment opportunities across developed and emerging markets.

The Fund will sell a security if it has achieved its performance objective, if fundamentals change performance expectations, or if alternative investments provide potentially more attractive returns.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

[SIDENOTE]
SUB-ADVISER

The Adviser has appointed Oechsle International Advisors, LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

- COUNTRY RISK - The Fund may invest 25% or more of its assets in the securities of companies located in one country. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

- HEDGING - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

- SELECTION OF INVESTMENTS - The Adviser and Sub-Adviser evaluate the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

[SIDENOTE]
DERIVATIVES

A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Prime A Shares of the Fund has varied from year to year. The returns for Prime B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1999       41.55%
2000      -20.11%
2001      -27.34%

[SIDENOTE]
BEST QUARTER 24.43% for the quarter ending December 31, 1999
WORST QUARTER -18.43% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are shown for Prime A Shares only. After-tax returns for Prime B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement's such as 401(k) plans or individual retirement accounts.


                                                                                               SINCE
                                                                           1 YEAR           INCEPTION
------------------------------------------------------------------------------------------------------------------------
Prime A Shares Before Taxes                                               -31.35%              -4.96%  (11/1/98)
Prime A Shares After Taxes on Distribution                                -31.76%              -6.87%  (11/1/98)
Prime A Shares After Taxes on Distributions
and Sale of Fund Shares                                                   -19.10%              -3.89%  (11/1/98)
Prime B Shares                                                            -31.20%              -4.57%  (11/1/98)
MSCI EAFE Index (reflects no deduction
for fees, expenses or taxes)                                              -21.44%              -2.09%  (since 10/31/98)
MSCI All Country World ex U.S. Index(1)
(reflects no deduction for fees, expenses or taxes)                       -19.50%              -0.78%  (since 10/31/98)



(1) The Fund has changed its benchmark index to the MSCI All Country World ex U.S. Index because this Index includes companies that better represent the composition of the Fund's portfolio than the MSCI EAFE Index.


[SIDENOTE]
The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
EAFE) Index is an unmanaged index which tracks the performance of selected equity securities in Europe, Australia and the Far East.


The Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index is an unmanaged index of global stock performance which includes developed and emerging markets but excludes the U.S.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                         MAXIMUM SALES CHARGE (LOAD)              MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                  ON PURCHASES SHOWN             SHOWN AS A % OF THE OFFERING PRICE OR
                        AS A % OF THE OFFERING PRICE                     SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------
Prime A Shares                               5.50%(1)                                          None(2)
Prime B Shares                                  None                                          5.00%(3)


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                         DISTRIBUTION                         TOTAL FUND
                       MANAGEMENT         AND SERVICE           OTHER         OPERATING
                              FEES       (12b-1) FEES        EXPENSES           EXPENSES
------------------------------------------------------------------------------------------------------
Prime A Shares              0.88%(4)           0.25%(5)         0.64%             1.77%(4)
Prime B Shares              0.88%(4)           1.00%(5)         0.31%             2.19%(4)



(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Total Fund operating expenses after this waiver are expected to be 1.52% for Prime A Shares and 1.94% for Prime B Shares. This fee waiver may be revised or discontinued at any time.
(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

 -    you invest $10,000 for the periods shown
 -    you reinvest all dividends and distributions in the Fund
 -    you sell all your shares at the end of the periods shown
 -    your investment has a 5% return each year
 -    your Prime B Shares convert to Prime A Shares after eight years
 -    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                          1 YEAR           3 YEARS          5 YEARS         10 YEARS
------------------------------------------------------------------------------------
Prime A Shares              $720            $1,077           $1,457           $2,519
Prime B Shares              $722              $985           $1,375           $2,418



If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:



Prime B Shares              $222              $685           $1,175           $2,418


[SIDENOTE]
PORTFOLIO MANAGERS

The Fund's portfolio managers are Singleton Dewey Keesler, Jr. and Kathleen Harris, CFA. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Keesler is Chief Investment Officer and portfolio manager/research analyst with the Sub-Adviser. He has been associated with the Sub-Adviser and its predecessor since 1986. Ms. Harris has been a portfolio manager at the Sub-Adviser and its predecessor since January of 1995. She was previously portfolio manager and investment director for the State of Wisconsin Investment Board. Mr. Keesler and Ms. Harris have co-managed the Fund since August of 1996.

GALAXY PAN ASIA FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the common stocks of companies located in or whose principal activities are in Asia and the Pacific Basin. These countries may include Hong Kong, India, Indonesia, Japan, Malaysia, the People's Republic of China, the Philippines, Republic of Korea, Singapore, Taiwan and Thailand. In determining where a company's principal activities are located, the Adviser will consider its country of organization, the principal trading market for its stocks, the source of its revenues and the location of its assets. The Fund emphasizes investments in the developed countries of the region (i.e., Hong Kong, Japan, and Singapore). However, it may also invest in companies located in emerging markets. The Fund will invest mainly in large and medium-sized companies, although it may invest in companies of any size. The Fund may invest 25% or more of its assets in the securities of companies located in one country, and currently intends to invest at least 50% of its assets in securities of companies located in Japan. The Fund may use derivatives for both hedging and speculative purposes.

The Sub-Adviser determines how much to invest in each country by looking at factors such as prospects for economic growth, expected inflation levels, government policies and the range of available investment opportunities. The Sub-Adviser uses a rigorous bottom-up approach, recognizing that individual companies can do well even in an industry or economy that is not performing well. The Sub-Adviser emphasizes intensive research and stockpicking as the means to identify undervalued stocks in the Asian markets. The investment process is based on a disciplined and systematic approach to identifying under-priced securities. Fundamental parameters that are value- and/or growth-oriented are used to screen the stock universe to identify companies that are likely to outperform. Regular company visits are an intrinsic part of the process. Top-down macro analysis, i.e., the process of looking at economic and political trends in the region and then selecting countries and industries that should benefit from those trends, and market valuation are used to support asset allocation decisions. Quantitative tools are used to help identify and manage exposure to different risk factors.


The Fund will sell a security if, as a result of changes in the economy of a particular country or the Asian and Pacific Basin region in general, the Sub-Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the company that issued the security.

[SIDENOTE]
SUB-ADVISER

The Adviser has appointed UOB Global Capital LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

- REGIONAL RISK - Because the Fund invests primarily in the stocks of companies located in Asia and the Pacific Basin, the Fund is particularly susceptible to events in that region. Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified.


- COUNTRY RISK - When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country. In particular, you should know that the Japanese economy faces several concerns, including: a financial system with a significant amount of nonperforming loans; high debt on corporate balance sheets; a structurally changing labor market, under which the traditional concept of lifetime employment is at odds with the increasing need for labor mobility; and changing corporate governance models. Japan is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures.


- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

- SMALL COMPANIES RISK - Small companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- DERIVATIVES - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments or to seek to increase total return. There's no guarantee the use of derivatives for hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. To the extent that a derivative is not used as a hedge, losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Prime A Shares during the last calendar year. The returns for Prime B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the returns would be lower.


[CHART]

2001      -19.36%

BEST QUARTER 9.98% for the quarter ending December 31, 2001
WORST QUARTER -16.76% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices and a composite index calculated by the Fund's administrator. After-tax returns are shown for Prime A Shares only. After-tax returns for Prime B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                    SINCE
                                                              1 YEAR            INCEPTION
------------------------------------------------------------------------------------------------------------
Prime A Shares Before Taxes                                  -23.77%               -26.14%  (9/1/00)

Retail A Shares After Taxes on Distributions                 -23.77%               -26.39%  (9/1/00)

Retail A Shares After Taxes on Distributions
and Sale of Fund Shares                                      -14.48%               -20.83%  (9/1/00)

Prime B Shares                                               -24.44%               -26.56%  (9/1/00)

MSCI Japan Index (reflects no deduction
for fees, expenses or taxes)                                 -29.40%                -3.62%  (since 8/31/00)

MSCI All Country Far East Free ex Japan Index
(reflects no deduction for fees, expenses or taxes)           -2.08%                 3.35%  (since 8/31/00)

Composite Index (reflects no deduction
for fees, expenses or taxes)                                 -15.74%               -26.67%  (since 8/31/00)



[SIDENOTE]
The Morgan Stanley Capital International (MSCI) Japan Index is an unmanaged index generally representative of the stock market of Japan.

The Morgan Stanley Capital International (MSCI) All Country Far East Free ex Japan Index tracks emerging and developed markets including China, Hong Kong, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand, but excluding Japan.

The Composite Index consists of a 50% weighting in the MSCI Japan Index and 50% weighting in the MSCI All Country Far East Free ex Japan Index, as calculated by the Fund's administrator.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                    MAXIMUM SALES CHARGE (LOAD)              MAXIMUM DEFERRED SALES CHARGE (LOAD)
                             ON PURCHASES SHOWN             SHOWN AS A % OF THE OFFERING PRICE OR
                   AS A % OF THE OFFERING PRICE                     SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------------
Prime A Shares                           5.50%(1)                                           None(2)
Prime B Shares                             None                                            5.00%(3)


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                            DISTRIBUTION                                  TOTAL FUND
                     MANAGEMENT              AND SERVICE                 OTHER            OPERATING
                            FEES            (12b-1) FEES              EXPENSES              EXPENSES
------------------------------------------------------------------------------------------------------
Prime A Shares            1.20%(5)                0.25%(4)             13.61%(5)             15.06%(5)
Prime B Shares            1.20%(5)                1.00%(4)             13.62%(5)             15.82%(5)



(1) Reduced sales charges may be available. See "How to invest in the Fund - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Fund - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Fund - How sales charges work."
(4) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.
(5) The Adviser and the Fund's transfer agent have agreed to waive fees and reimburse expenses so that Total Fund operating expenses do not exceed 2.04% and 2.80% for Prime A Shares and Prime B Shares, respectively. These waivers and reimbursements may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Prime B Shares convert to Prime A Shares after eight years
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                          1 YEAR           3 YEARS          5 YEARS         10 YEARS
------------------------------------------------------------------------------------
Prime A Shares            $1,902            $4,211           $6,078           $9,332
Prime B Shares            $1,996            $4,321           $6,229           $9,384


If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:

Prime B Shares            $1,496            $4,021           $6,029           $9,384


[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Janet Liem, who joined United Overseas Bank Group (UOB) in 1993 and who has been a portfolio manager with the Sub-Adviser since April 2000. Under the supervision of Daniel Chan, a member of the Sub-Adviser's Investment Committee, she is primarily responsible for the day-to-day management of the Fund's investment portfolio.

Ms. Liem, who also serves as Director and Head of Research of UOB Asset Management Ltd. (UOBAM), has over 15 years of investment experience.

Mr. Chan has over 20 years investment experience. He currently serves as Chief Investment Officer and Managing Director of UOBAM. He has been with UOB since 1982 and the Sub-Adviser since its inception in 1998. He is responsible for all aspects of the investment process. He is also the current Chairperson of the Investment Management Association of Singapore.

GALAXY SMALL CAP VALUE FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests mainly in the common stocks of small companies that the Adviser believes are undervalued. Under normal market conditions, the Fund invests at least 65% of its total assets in the common stocks of companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its assets in foreign equity securities.

In selecting portfolio securities for the Fund, the Adviser looks at the underlying strength of companies, their products, their competitive positions and the quality of their management. It also does research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries.

A portfolio security may be sold if the Adviser determines that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the company that issued the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

VALUE STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Prime A Shares of the Fund has varied from year to year. The returns for Prime B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1999       10.71%
2000       16.99%
2001       18.43%

BEST QUARTER 16.48% for the quarter ending June 30, 1999
WORST QUARTER -10.79% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are shown for Prime A Shares only. After-tax returns for Prime B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                         SINCE
                                                    1 YEAR           INCEPTION
------------------------------------------------------------------------------------------------
Prime A Shares Before Taxes                         11.89%             14.79%   (11/1/98)
Primes A Shares After Taxes on Distributions         9.62%             11.02%   (11/1/98)
Prime A Shares After Taxes on Distributions
and Sale of Fund Shares                              8.69%             10.80%   (11/1/98)
Prime B Shares                                      12.46%             15.26%   (11/1/98)
Russell 2000 Index (reflects no deduction
for fees, expenses or taxes)                         2.49%              9.86%   (since 10/31/98)
S&P SmallCap 600 (reflects no deduction
for fees, expenses or taxes)                         6.51%             13.76%   (since 10/31/98)



[SIDENOTE]
The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

The Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap 600) is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                         MAXIMUM SALES CHARGE (LOAD)              MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                  ON PURCHASES SHOWN             SHOWN AS A % OF THE OFFERING PRICE OR
                        AS A % OF THE OFFERING PRICE                     SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------
Prime A Shares                                 5.50%(1)                                         None(2)
Prime B Shares                                  None                                           5.00%(3)


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                              DISTRIBUTION                                 TOTAL FUND
                        MANAGEMENT            AND SERVICE                  OTHER             OPERATING
                              FEES            (12b-1) FEES              EXPENSES              EXPENSES
------------------------------------------------------------------------------------------------------
Prime A Shares               0.75%                  0.25%(4)               0.27%                 1.27%
Prime B Shares               0.75%                  1.00%(4)               0.40%                 2.15%


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Prime B Shares convert to Prime A Shares after eight years
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                    1 YEAR       3 YEARS      5 YEARS    10 YEARS
-----------------------------------------------------------------
Prime A Shares        $672          $931       $1,209      $2,000
Prime B Shares        $718          $973       $1,354      $2,259

If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:


Prime B Shares        $218          $673       $1,154      $2,259


[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Peter Larson, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson has been with the Adviser and its predecessors since 1963 and has managed the Fund, including its predecessor, since it began operations in 1992.

GALAXY HIGH QUALITY BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with prudent risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in U.S. and foreign corporate debt obligations such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and obligations of U.S. and foreign banks.


The Fund may from time to time invest in a limited amount of interest rate futures contracts. The Fund will use interest rate futures contracts, which may be considered derivatives, in an effort to manage the impact to the Fund of changes in interest rates.


In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets and ranges of interest rates on bonds of various maturities, and determines the appropriate allocation of the Fund's investments among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in high quality securities that have one of the top two ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P and Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.


- DERIVATIVES - The Fund may invest in derivatives such as interest rate futures contracts to adjust its exposure to interest rates. There is no guarantee this strategy will always work. Interest rates may move in the direction opposite to that anticipated, in which case the strategy will have the reverse effect. The Fund may increase or lessen its sensitivity to changes in interest rates through this strategy, which will impact return. Due to their structure, a small percentage of Fund assets invested in derivatives can have a disproportionately larger impact on the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's returns.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Prime A Shares of the Fund has varied from year to year. The returns for Prime B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1999       -4.11%
2000       12.57%
2001        7.30%

BEST QUARTER 4.85% for the quarter ending December 30, 2000
WORST QUARTER -1.79% for the quarter ending June 30, 1999

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are shown for Prime A Shares only. After-tax returns for Prime B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                           SINCE
                                                        1 YEAR         INCEPTION
-------------------------------------------------------------------------------------------------
Prime A Shares Before Taxes                             2.23%             3.30%   (11/1/98)
Prime A Shares After Taxes on Distributions             0.14%             1.03%   (11/1/98)
Prime A Shares After Taxes on Distributions
and Sale of Fund Shares                                 1.32%             1.47%   (11/1/98)
Prime B Shares                                          1.52%             3.32%   (11/1/98)
Lehman Brothers Government/Credit Bond Index
(reflects no deduction for fees, expenses or taxes)     8.50%             5.86%  (since 10/31/98)


[SIDENOTE]
The Lehman Brothers Government/ Credit Bond Index is an unmanaged index which tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                      MAXIMUM SALES CHARGE (LOAD)              MAXIMUM DEFERRED SALES CHARGE (LOAD)
                               ON PURCHASES SHOWN             SHOWN AS A % OF THE OFFERING PRICE OR
                     AS A % OF THE OFFERING PRICE                     SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------
Prime A Shares                             4.75%(1)                                           None(2)
Prime B Shares                               None                                            5.00%(3)



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                              DISTRIBUTION                                 TOTAL FUND
                       MANAGEMENT             AND SERVICE                 OTHER             OPERATING
                             FEES            (12b-1) FEES              EXPENSES              EXPENSES
------------------------------------------------------------------------------------------------------
Prime A Shares             0.75%(4)                0.25%(5)              0.33%(4)              1.33%(4)
Prime B Shares             0.75%(4)                1.00%(5)               0.21%                1.96%(4)



(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.53%. The Fund's transfer agent is waiving a portion of its fees (which are included in Other expenses) for Prime A Shares so that Other expenses for Prime A Shares are expected to be 0.32%. Total Fund operating expenses after these waivers are expected to be 1.10% for Prime A Shares and 1.74% for Prime B Shares. These fee waivers may be revised or discontinued at any time.
(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Funds average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Prime B Shares convert to Prime A Shares after eight years
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                           1 YEAR           3 YEARS          5 YEARS         10 YEARS
Prime A Shares               $604              $876           $1,169           $2,000
Prime B Shares               $699              $915           $1,257           $2,122



If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:

Prime B Shares               $199              $615            $1,057          $2,122


[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions.

The High Quality Bond Fund may hold uninvested cash and invest without limit in money market instruments, including short-term U.S. Government securities.

For the Asset Allocation Fund, Growth and Income Fund, Equity Growth Fund, International Equity Fund, Pan Asia Fund and Small Cap Value Fund, these investments may include cash, money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and, in the case of the International Equity and Pan Asia Funds, foreign money market instruments, debt securities of foreign national governments and their agencies, and the securities of U.S. issuers.

This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.

                                          MANAGEMENT FEE
FUND                                AS A % OF NET ASSETS
--------------------------------------------------------
Galaxy Asset Allocation Fund                       0.75%
Galaxy Growth and Income Fund                      0.75%
Galaxy Equity Growth Fund                          0.74%
Galaxy International Equity Fund                   0.63%
Galaxy Pan Asia                                       0%
Galaxy Small Cap Value Fund                        0.75%
Galaxy High Quality Bond Fund                      0.54%


SUB-ADVISERS
The Adviser has delegated some of its advisory responsibilities with respect to the Galaxy International Equity Fund to Oechsle International Advisors, LLC (Oechsle) as sub-adviser. Oechsle determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on international investment and economic developments. The Adviser assists and consults with Oechsle as to the Fund's investment program, approves the list of foreign countries recommended by Oechsle for investment and manages the Fund's daily cash position. Oechsle's fees are paid by the Adviser.


Oechsle has its main office at One International Place, Boston, Massachusetts 02210. Oechsle is the successor to Oechsle International Advisors, L.P., an international investment firm founded in 1986. At December 31, 2001, Oechsle had discretionary management authority over approximately $14 billion in assets. The Adviser's parent company, FleetBoston Financial Corporation, owns an interest in Oechsle.


The Adviser has delegated some of its advisory responsibilities with respect to the Pan Asia Fund to UOB Global Capital LLC (UOBGC) as sub-adviser. UOBGC determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on Asian investment and economic developments. The Adviser assists and consults with UOBGC as to the Fund's investment program, reviews sector and country allocations as determined by UOBGC for investment and manages the Fund's daily cash position. UOBGC's fees are paid by the Adviser.


UOBGC is located at 592 Fifth Avenue, Suite 602, New York, New York 10036. UOBGC has entered into an arrangement with its affiliate, UOB Asset Management Ltd. (UOBAM), pursuant to which UOBAM has agreed to provide appropriate resources, including investment, operations and compliance personnel, to UOBGC. UOBAM is located at UOB Plaza 2, 80 Raffles Place, #03-00, Singapore 048624. At December 31, 2001, together with its affiliates, UOBGC had discretionary management authority over approximately $2.3 billion in assets.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser and sub-advisers may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or a sub-adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser and sub-advisers will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

HOW TO INVEST IN THE FUNDS
HOW SALES CHARGES WORK

You will normally pay a sales charge to invest in the Funds. If you buy Prime A Shares, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Prime B Shares, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.

PRIME A SHARES

The tables below show the sales charge you'll pay if you buy Prime A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.

ASSET ALLOCATION FUND, GROWTH AND INCOME FUND, EQUITY GROWTH FUND, INTERNATIONAL EQUITY FUND, PAN ASIA FUND AND SMALL CAP VALUE FUND

                                   TOTAL SALES CHARGE
                         -------------------------------
                                  AS A % OF   AS A % OF
AMOUNT OF                THE OFFERING PRICE        YOUR
YOUR INVESTMENT                   PER SHARE  INVESTMENT
--------------------------------------------------------
Less than $50,000                     5.50%        5.82%
$50,000 but less
    than $100,000                     4.50%        4.71%
$100,000 but less
    than $250,000                     3.50%        3.63%
$250,000 but less
    than $500,000                     2.50%        2.56%
$500,000 but less
    than $1,000,000                   2.00%        2.04%
$1,000,000 and over                  0.00%(1)     0.00%(1)


HIGH QUALITY BOND FUND

                                  TOTAL SALES CHARGE
                         ------------------------------
                                  AS A % OF   AS A % OF
AMOUNT OF                THE OFFERING PRICE        YOUR
YOUR INVESTMENT                   PER SHARE  INVESTMENT
-------------------------------------------------------
Less than $50,000                     4.75%        4.99%
$50,000 but less
    than $100,000                     4.50%        4.71%
$100,000 but less
    than $250,000                     3.50%        3.63%
$250,000 but less
    than $500,000                     2.50%        2.56%
$500,000 but less
    than $1,000,000                   2.00%        2.04%
$1,000,000 and over                   0.00%(1)     0.00%(1)

(1) There is no front-end sales charge on investments in Prime A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder.


     Galaxy's distributor may from time to time implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Prime A Shares or the amount that the Funds will receive from such sales.

[SIDENOTE]

NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Prime A Shares or Prime B Shares, minus the value of the Fund's liabilities attributable to Prime A Shares or Prime B Shares, divided by the number of Prime A Shares or Prime B Shares held by investors.

There's no sales charge when you buy Prime A Shares if:

-    You buy shares by reinvesting your dividends and distributions.
- You buy shares with money from Prime A Shares of another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).
- You're an investment professional who places trades for your clients and charges them a fee.
-    You were a Galaxy shareholder before December 1, 1995.

PRIME B SHARES

If you buy Prime B Shares of the Funds, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges:

IF YOU SELL YOUR SHARES             YOU'LL PAY A CDSC OF
--------------------------------------------------------
During the first year                              5.00%
During the second year                             4.00%
During the third year                              3.00%
During the fourth year                             3.00%
During the fifth year                              2.00%
During the sixth year                              1.00%
After the sixth year                                None

For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Prime B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. Galaxy will then sell those shares that have the lowest CDSC. There is no CDSC on Prime B Shares that you acquire by reinvesting your dividends and distributions.

In addition, there's no CDSC when Prime B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your broker-dealer, or consult the SAI, for other instances in which the CDSC is waived.


DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Prime A Shares of the Funds can pay distribution fees at an annual rate of up to 0.30% of each Fund's Prime A Share assets. The Funds do not intend to pay more than 0.25% in distribution fees with respect to Prime A Shares during the current fiscal year.

Prime B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.25% of each Fund's Prime B Share assets. The Funds do not intend to pay more than 1.00% in distribution and shareholder service (12b-1) fees during the current fiscal year.

Galaxy has adopted separate plans under Rule 12b-1 that allow each Fund to pay fees from its Prime A Share assets for selling and

[SIDENOTE]
SALES CHARGE WAIVERS

Ask your broker-dealer, or consult the SAI, for other instances in which the sales load on Prime A Shares is waived. When you buy your shares, you must tell your broker-dealer that you qualify for a sales load waiver.

distributing Prime A Shares and from its Prime B Share assets for selling and distributing Prime B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

CONVERTING PRIME B SHARES TO PRIME A SHARES

Eight years after you buy Prime B Shares of a Fund, they will automatically convert to Prime A Shares of the Fund. This allows you to benefit from the lower annual expenses of Prime A Shares.

CHOOSING BETWEEN PRIME A SHARES AND PRIME B SHARES

Prime B Shares are subject to higher fees than Prime A Shares. For this reason, Prime A Shares can be expected to pay higher dividends than Prime B Shares. However, because Prime A Shares are subject to an initial sales charge which is deducted at the time you purchase Prime A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Prime A Shares than if you purchase Prime B Shares of the Fund.

In deciding whether to buy Prime A Shares or Prime B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Prime B Shares may equal or exceed the initial sales charge and fees for Prime A Shares. Prime A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years.

Consult your broker-dealer for help in choosing the appropriate share class.

BUYING, SELLING AND EXCHANGING SHARES

You can buy and sell Prime A Shares and Prime B Shares of the Funds on any day that the Funds are open for business. With respect to the Asset Allocation Fund, Growth and Income Fund, Equity Growth Fund, International Equity Fund, Pan Asia Fund and Small Cap Value Fund, a business day is any day that the New York Stock Exchange is open. With respect to the High Quality Bond Fund, a business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, and the principal bond markets (as recommended by the Bond Market Association) are open. These entities are generally open every Monday through Friday, except national holidays.

Prime A Shares and Prime B Shares have different prices. The price at

[SIDENOTE]

MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is $2,500. You generally can make additional investments for as little as $100.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below, less any applicable CDSC. NAV is determined on each business day at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

HOW TO BUY SHARES

You can buy shares through your broker-dealer. Your broker-dealer is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. Your broker-dealer will usually hold your shares of record in its name and receive all confirmations of purchases and sales. Your ownership of the shares will be recorded by your broker-dealer and reflected in the account statements provided to you. For details, please contact your broker-dealer. A broker-dealer who places orders on your behalf may charge you a separate fee for its services.

DISCOUNT PLANS

You may have the sales charges on purchases of Prime A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION - You can add the value of the Prime A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Prime A Shares for purposes of calculating the sales charge.

- LETTER OF INTENT - You can purchase Prime A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow

[SIDENOTE]

DISCOUNT PLANS
You must tell your broker-dealer when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply.

     Prime A Shares equal to 5% of the amount you indicated in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.

- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when you sell Prime A Shares of the Funds in Prime A Shares of any Galaxy Fund that offers Prime A Shares within 90 days without paying a sales charge.

HOW TO SELL SHARES

You can sell your shares through your broker-dealer. The broker-dealer is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your broker-dealer, but your broker-dealer may charge you a fee. Please contact your broker-dealer for information on how to sell your shares.


HOW TO EXCHANGE SHARES

You may exchange Prime A Shares of a Fund having a value of at least $100 for Prime A Shares of any other Galaxy Fund that offers Prime A Shares. You won't pay a sales charge for exchanging your Prime A Shares.

You may exchange Prime B Shares of a Fund for Prime B Shares of any other Galaxy Fund that offers Prime B Shares. You won't pay a CDSC when you exchange your Prime B Shares. However, when you sell the Prime B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Prime B Shares which you exchanged.

Galaxy doesn't charge any fee for making exchanges but your broker-dealer might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance notice to shareholders.

To exchange shares, contact your broker-dealer.

OTHER SHAREHOLDER SERVICES

Your broker-dealer may offer other shareholder services to its customers. For example, broker-dealers may offer participation in an automatic investment program that allows investors to systematically purchase shares of the Funds on a periodic basis from a designated account. Broker-dealers may also offer a systematic withdrawal plan which permits investors automatically to sell shares on a regular basis. Please contact your broker-dealer for details on these and any other shareholder services that may be available.


OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise your broker-dealer if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to your broker-dealer within three business days but Galaxy reserves the right to send sales proceeds within seven business days if sending proceeds earlier could adversely affect a Fund.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each of the Galaxy Asset Allocation Fund, Galaxy Growth and Income Fund, Galaxy Equity Growth Fund and Galaxy Small Cap Value Fund pays any dividends from net investment income each quarter. The Galaxy International Equity Fund and Galaxy Pan Asia Fund pay any dividends from net investment income annually. The Galaxy High Quality Bond Fund declares any dividends from net investment income daily and pays them monthly. Each Fund pays any net capital gains at least once a year. Except for the Galaxy High Quality Bond Fund, it is expected that the Funds' annual distributions will normally - but not always - consist primarily of capital gains rather than ordinary income. Dividends and distributions are paid in cash unless you indicate in the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.


You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

Any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that each of the Galaxy International Equity Fund and Galaxy Pan Asia Fund will be subject to foreign withholding taxes with respect to dividends and interest received from sources in foreign countries. Each of these Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand financial performance for the Funds' Prime A Shares and Prime B Shares for the period since Prime A Shares and Prime B Shares were first offered (or, with respect to the Pan Asia Fund, the period since the Fund began operations). Certain information reflects the financial performance of a single Prime A Share or Prime B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Prime A Shares and Prime B Shares of each Fund, assuming all dividends and distributions were reinvested. The information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request.

GALAXY ASSET ALLOCATION FUND

(For a share outstanding throughout each period)



                                                                              YEARS ENDED OCTOBER 31,
                                                 -----------------------------------------------------------------------------
                                                        2001                          2000                    1999
                                                 -------------------------    -----------------------    ---------------------
                                                 PRIME A          PRIME B        PRIME A      PRIME B      PRIME A     PRIME B
                                                 SHARES            SHARES        SHARES       SHARES      SHARES(1)    SHARES(1)
-------------------------------------------    ----------    -----------    ------------  ---------    ---------- ----------
Net asset value, beginning of period             $ 18.77           18.75      $   17.73     $  17.71     $ 16.95    $  16.95
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(2)                        0.34(4)         0.22(4)        0.39(4)      0.26(4)     0.44        0.29
    Net realized and unrealized gain (loss)
    on investments                                 (3.06)          (3.06)          1.36         1.35        1.17        1.19
-------------------------------------------    ----------    -----------    ------------   ---------   ---------  ----------
Total from investment operations                   (2.72)          (2.84)          1.75         1.61        1.61        1.48
LESS DISTRIBUTIONS:
    Dividends from net investment income           (0.36)          (0.24)         (0.40)       (0.26)      (0.40)      (0.29)
    Distributions from net realized
    capital gains                                  (0.74)          (0.74)         (0.31)       (0.31)      (0.43)      (0.43)
-------------------------------------------    ----------    -----------    ------------   ---------   ---------  ----------
Total distributions                                (1.10)          (0.98)         (0.71)       (0.57)      (0.83)      (0.72)
Net increase (decrease) in net asset value         (3.82)          (3.82)          1.04         1.04        0.78        0.76
Net asset value, end of period                   $ 14.95     $     14.93      $   18.77     $  18.75     $ 17.73    $  17.71
===========================================    ==========    ===========    ============   =========   =========  ==========
Total return(3)                                   (15.08)%        (15.68)%        10.15%        9.29%       9.72%       8.91%
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)          $    60     $       389      $     186     $    526     $   238    $    519
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including
    reimbursement/waiver                            2.07%           1.34%          2.15%        1.41%       2.27%       1.53%
    Operating expenses including
    reimbursement/waiver                            1.26%           1.99%          1.15%        1.89%       1.16%       1.90%
    Operating expenses excluding
    reimbursement/waiver                            1.38%           2.03%          1.30%        2.06%       1.29%       2.08%
Portfolio turnover rate                               65%             65%            59%          59%        135%        135%



(1)  The Fund began issuing Prime A Shares and Prime B Shares on November 1,
     1998.
(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the years ended October 31, 2001, 2000 and 1999 were $0.33(4), $0.37(4) and $0.41, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the years ended October 31, 2001, 2000 and 1999 were $0.22(4), $0.23(4) and $0.26, respectively.
(3) Calculation does not include the effect of any sales charges for Prime A Shares and Prime B Shares.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY GROWTH AND INCOME FUND

(For a share outstanding throughout each period)



                                                                                 YEARS ENDED OCTOBER 31,
                                                ---------------------------------------------------------------------------------
                                                          2001                          2000                           1999
                                                --------------------------  ---------------------------   ---------------------
                                                  PRIME A      PRIME B          PRIME A     PRIME B        PRIME A      PRIME B
                                                   SHARES       SHARES           SHARES      SHARES        SHARES(1)    SHARES(1)
---------------------------------------------  ------------   -----------  --------------- -----------   ----------    -------
Net asset value, beginning of period               $16.41         $16.32           $16.00      $15.97         $14.88     $14.88
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)(2)                  0.02          (0.07)            0.04       (0.07)          0.11(4)   (0.01)(4)
    Net realized and unrealized gain (loss)
    on investments                                  (2.38)         (2.38)            1.34        1.33           2.03       2.03
---------------------------------------------  ----------    -----------     ------------   ---------     ---------- ----------
Total from investment operations                    (2.36)         (2.45)            1.38        1.26           2.14       2.02
LESS DISTRIBUTIONS:
    Dividends from net investment income            (0.03)             -            (0.06)          -          (0.11)     (0.02)
    Dividends in excess of net investment
    income                                             - (5)           -                -           -              -          -
    Distributions from net realized
    capital gains                                   (1.28)         (1.28)           (0.91)      (0.91)         (0.91)     (0.91)
---------------------------------------------  ----------    -----------     ------------   ---------     ---------- ----------
Total distributions                                 (1.31)         (1.28)           (0.97)      (0.91)         (1.02)     (0.93)
Net increase (decrease) in net asset value          (3.67)         (3.73)            0.41        0.35           1.12       1.09
Net asset value, end of period                     $12.74         $12.59           $16.41      $16.32         $16.00     $15.97
=============================================  ==========    ===========     ============   =========     ========== ===========
Total return(3)                                    (15.34)%       (15.95)%           9.27%       8.38%         14.81%     13.98%
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)            $   60         $  109           $  156      $  129         $  150     $  129
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including
    reimbursement/waiver                             0.22%         (0.55)%           0.30%      (0.45)%         0.66%     (0.09)%
    Operating expenses including
    reimbursement/waiver                             1.19%          1.96%            1.14%       1.89%          1.15%      1.90%
    Operating expenses excluding
    reimbursement/waiver                             1.22%          2.00%            1.24%       2.07%          1.30%      2.17%
Portfolio turnover rate                                19%            19%              42%         42%            20%        20%



(1)  The Fund began issuing Prime A Shares and Prime B Shares on November 1,
     1998.
(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the years ended October 31, 2001, 2000 and 1999 were $0.02, $0.03 and $0.09(4), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the years ended October 31, 2001, 2000 and 1999 were $(0.07), $(0.10) and $(0.05)(4), respectively.
(3) Calculation does not include the effect of any sales charges for Prime A Shares and Prime B Shares.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(5) Net investment income per share and dividends in excess of net investment income per share were less than $0.005.

GALAXY EQUITY GROWTH FUND

(For a share outstanding throughout each period)



                                                                           YEARS ENDED OCTOBER 31,
                                              ---------------------------------------------------------------------------
                                                       2001                      2000                       1999
                                              ----------------------  --------------------------  -----------------------
                                               PRIME A       PRIME B     PRIME A      PRIME B      PRIME A       PRIME B
                                                SHARES       SHARES      SHARES       SHARES       SHARES(1)     SHARES(1)
-------------------------------------------   ----------- ----------  ------------- ------------  ----------- -----------
Net asset value, beginning of period          $    32.31  $    31.94  $    28.95    $    28.84    $    24.49  $    24.49
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)(2)                (0.02)      (0.19)      (0.05)(4)     (0.29)(4)     (0.01)      (0.10)
    Net realized and unrealized gain (loss)
    on investments                                 (8.92)      (8.80)       5.13          5.11          6.37        6.35
-------------------------------------------  -----------  ----------  ----------    ----------       -------     -------
Total from investment operations                   (8.94)      (8.99)       5.08          4.82          6.36        6.25
LESS DISTRIBUTIONS:
    Dividends from net realized
    capital gains                                  (3.63)      (3.63)      (1.72)        (1.72)        (1.90)      (1.90)
-------------------------------------------  -----------  ----------  ----------    ----------       -------     -------
Total distributions                                (3.63)      (3.63)      (1.72)        (1.72)        (1.90)      (1.90)
Net increase (decrease) in net asset value        (12.57)     (12.62)       3.36          3.10          4.46        4.35
Net asset value, end of period                $    19.74  $    19.32  $    32.31    $    31.94    $    28.95  $    28.84
===========================================  ===========  ==========  ==========    ==========       =======     =======
Total return(3)                                   (30.43)%    (31.00)%     18.36%        17.48%        27.30%      26.79%
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)       $      671  $      309  $      142    $      450    $      107  $      246
RATIOS TO AVERAGE NET ASSETS:
    Net investment income (loss)
    including reimbursement/waiver                 (0.10)%     (0.92)%     (0.17)%       (0.92)%       (0.05)%     (0.78)%
    Operating expenses including
    reimbursement/waiver                            1.13%       1.95%       1.12%         1.87%         1.14%       1.87%
    Operating expenses excluding
    reimbursement/waiver                            1.16%       1.98%       1.23%         2.02%         1.28%       2.19%
Portfolio turnover rate                               48%         48%         54%           54%           53%         53%



(1)  The Fund began issuing Prime A Shares and Prime B Shares on November 1,
     1998.
(2) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the years ended October 31, 2001, 2000 and 1999 were $(0.03), $(0.09)(4) and $(0.04), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the years ended October 31, 2001, 2000 and 1999 were $(0.20), $(0.34)(4) and $(0.14), respectively.
(3) Calculation does not include the effect of any sales charges for Prime A Shares and Prime B Shares.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the year.

GALAXY INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)



                                                                       YEARS ENDED OCTOBER 31,
                                              ---------------------------------------------------------------------------
                                                         2001                 2000                        1999
                                              ----------------------  --------------------------  -----------------------
                                                PRIME A     PRIME B    PRIME A      PRIME B       PRIME A      PRIME B
                                                SHARES      SHARES     SHARES       SHARES        SHARES(1)    SHARES(1)
-----------------------------------------     ---------- -----------  ----------- --------------  ---------- ------------
Net asset value, beginning of period          $   19.53  $    19.37  $   20.98    $    20.85    $   16.85     $    16.85
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)(2)               (0.02)      (0.08)      0.46(4)       0.29(4)      0.06(4)       (0.08)(4)
    Net realized and unrealized gain (loss)
     on investments                               (5.73)      (5.71)     (0.60)        (0.58)        4.79           4.78
----------------------------------------     ----------   ---------    -------     ---------     --------      ---------
Total from investment operations                  (5.75)      (5.79)     (0.14)        (0.29)        4.85           4.70
LESS DISTRIBUTIONS:
    Dividends from net investment income          (0.31)      (0.19)     (0.12)           --        (0.15)         (0.13)
    Dividends from net realized
    capital gains                                 (2.28)      (2.28)     (1.19)        (1.19)       (0.57)         (0.57)
----------------------------------------     ----------   ---------    -------     ---------     --------      ---------
Total distributions                               (2.59)      (2.47)     (1.31)        (1.19)       (0.72)         (0.70)
Net increase (decrease) in net asset value        (8.34)      (8.26)     (1.45)        (1.48)        4.13           4.00
Net asset value, end of period                $   11.19  $    11.11  $   19.53    $    19.37    $   20.98      $   20.85
========================================     ==========   =========    =======     =========     ========      =========
Total return(3)                                  (33.38)%    (33.72)%    (1.34)%       (2.02)%      29.73%         28.74%
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)          $    9     $   280     $   14       $   483       $   12        $   458
RATIOS TO AVERAGE NET ASSETS:
    Net investment income (loss)
    including reimbursement/waiver                 0.01%      (0.46)%     2.06%         1.33%        0.34%         (0.38)%
    Operating expenses including
    reimbursement/waiver                           1.44%       1.91%      1.10%         1.83%        1.17%          1.89%
    Operating expenses excluding
    reimbursement/waiver                           1.77%       2.19%      1.99%         2.17%        2.03%          2.27%
Portfolio turnover rate                              60%         60%        50%           50%          45%            45%



(1)  The Fund began issuing Prime A Shares and Prime B Shares on
     November 1, 1998.
(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the years ended October 31, 2001, 2000 and 1999 were $0.41, $0.26(4) and $(0.09)(4), respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the years ended October 31, 2001, 2000 and 1999 were $(0.13), $0.22(4) and
     $(0.16)(4), respectively.
(3) Calculation does not include the effect of any sales charges for Prime A Shares and Prime B Shares.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the year.

GALAXY PAN ASIA FUND

(For a share outstanding throughout each period)



                                                              YEAR ENDED OCTOBER 31,   PERIOD ENDED OCTOBER 31,
                                                             -----------------------------------------------------
                                                                       2001                         2000
                                                             ------------------------     ------------------------
                                                               PRIME A        PRIME B      PRIME A       PRIME B
                                                                SHARES        SHARES       SHARES(1)     SHARES(1)
---------------------------------------------------          -----------   ----------     ----------    ----------
Net asset value, beginning of period                         $     9.45     $     9.44     $   9.60      $   9.60
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)(2)                               (0.02)         (0.08)      (0.014)       (0.014)
    Net realized and unrealized (loss) on investments             (2.99)         (2.99)       (0.16)        (0.17)
---------------------------------------------------         -----------     ----------   ----------    ----------
Total from investment operations                                  (3.01)         (3.07)       (0.15)        (0.16)
LESS DISTRIBUTIONS:
    Dividends from net realized capital gains                     (0.10)         (0.10)           -             -
    Dividends in excess of net realized capital gains                 -(5)           -(5)         -             -
---------------------------------------------------         -----------     ----------   ----------    ----------
Total distributions                                               (0.10)         (0.10)           -             -
Net (decrease) in net asset value                                 (3.11)         (3.17)       (0.15)        (0.16)
Net asset value, end of period                               $     6.34     $     6.27     $   9.45      $   9.44
===================================================         ===========     ==========   ==========    ==========
Total return(3)                                                  (32.09)%       (32.76)%      (1.67)%(6)    (1.77)%(6)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)                      $     2        $     2        $      2      $      2
RATIOS TO AVERAGE NET ASSETS:
    Net investment income (loss) including
    reimbursement/waiver                                          (0.27)%        (0.99)%       1.23%(7)      0.41%(7)
    Operating expenses including
    reimbursement/waiver                                           1.95%          2.67%        1.95%(7)      2.67%(7)
    Operating expenses excluding
    reimbursement/waiver                                          15.06%         15.82%       44.37%(7)     45.11%(7)
Portfolio turnover rate                                             155%           155%          32%(6)        32%(6)



(1) The Fund began offering Prime A Shares and Prime B Shares on September 22, 2000.
(2) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(0.99) and $(0.39)(4), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(1.13) and $(0.40)(4), respectively.
(3) Calculation does not include the effect of any sales charges for Prime A Shares or Prime B Shares.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(5) Dividends in excess of net realized capital gains per share were less than $0.005
(6)  Not Annualized.
(7)  Annualized.

GALAXY SMALL CAP VALUE FUND

(For a share outstanding throughout each period)



                                                                         YEARS ENDED OCTOBER 31,
                                             ----------------------------------------------------------------------------
                                                    2001                        2000                      1999
                                             ---------------------    -------------------------    ----------------------
                                             PRIME A      PRIME B      PRIME A        PRIME B       PRIME A     PRIME B
                                             SHARES       SHARES       SHARES         SHARES        SHARES(1)   SHARES(1)
--------------------------------------      ---------  ----------    ------------  -----------    ---------- -----------
Net asset value, beginning of period      $    14.33    $    14.19    $    13.04    $    12.98    $    13.59  $    13.59
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)(2)             0.02(4)      (0.10)(4)      0.05(4)      (0.05)(4)      0.03       (0.05)
    Net realized and unrealized
    gain on investments                         1.61          1.60          2.64          2.62          0.73        0.71
--------------------------------------       ---------    ----------    ------------  -----------    ---------- ---------
Total from investment operations                1.63          1.50          2.69          2.57          0.76        0.66
LESS DISTRIBUTIONS:
    Dividends from net investment
    income                                     (0.04)            -         (0.04)            -         (0.04)          -
    Dividends from net
    realized capital gains                     (1.87)        (1.87)        (1.36)        (1.36)        (1.27)      (1.27)
--------------------------------------       ---------    ----------    ------------  -----------    ---------- ---------
Total distributions                            (1.91)        (1.87)        (1.40)        (1.36)        (1.31)      (1.27)
Net increase (decrease) in net
asset value                                    (0.28)        (0.37)         1.29          1.21         (0.55)      (0.61)
Net asset value, end of period            $    14.05    $    13.82    $    14.33    $    14.19    $    13.04  $    12.98
======================================       =========    ==========    ============  ===========    ========== =========
Total return(3)                                12.87%        11.91%        22.26%        21.46%         5.80%       4.96%
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)   $      168    $      198    $      189    $      170    $      175  $      190
RATIOS TO AVERAGE NET ASSETS:
    Net investment income (loss)
    including reimbursement/waiver              0.17%        (0.68)%        0.36%        (0.41)%        0.26%      (0.49)%
    Operating expenses including
    reimbursement/waiver                        1.23%         2.08%         1.16%         1.93%         1.18%       1.93%
    Operating expenses excluding
    reimbursement/waiver                        1.27%         2.15%         1.32%         2.46%         1.40%       2.49%
Portfolio turnover rate                           46%           46%           43%           43%           42%         42%



(1)  The Fund began issuing Prime A Shares and Prime B Shares on November 1,
     1998.
(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the years ended October 31, 2001, 2000 and 1999 were $0.02(4), $0.03(4) and $0.00, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the years ended October 31, 2001, 2000 and 1999 were $(0.11)(4), $(0.13)(4) and $(0.10), respectively.
(3) Calculation does not include the effect of any sales charges for Prime A Shares and Prime B Shares.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the periods indicated.

GALAXY HIGH QUALITY BOND FUND

(For a share outstanding throughout each period)



                                                                   YEARS ENDED OCTOBER 31,
                                          -----------------------------------------------------------------------
                                                   2001                     2000                 1999
                                          ---------------------   ----------------------   ----------------------
                                           PRIME A      PRIME B     PRIME A     PRIME B     PRIME A     PRIME B
                                           SHARES       SHARES      SHARES      SHARES      SHARES(1)   SHARES(1)
--------------------------------------    ----------  ----------  ----------  ----------  ----------- -----------
Net asset value, beginning of period      $    10.35  $    10.35  $    10.25  $    10.24  $    11.20  $    11.20
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(2)                    0.57        0.49        0.57        0.51        0.60        0.49
    Net realized and unrealized
    gain (loss) on investments                  0.89        0.89        0.12        0.12       (0.89)      (0.87)
--------------------------------------    ----------  ----------  ----------  ----------  ----------- -----------
Total from investment operations                1.46        1.38        0.69        0.63       (0.29)      (0.38)
LESS DISTRIBUTIONS:
    Dividends from net investment
    income                                     (0.58)      (0.50)      (0.59)      (0.52)      (0.57)      (0.49)
    Dividends from net
    realized capital gains                         -           -           -           -       (0.09)      (0.09)
--------------------------------------    ----------  ----------  ----------  ----------  ----------- -----------
Total distributions                            (0.58)      (0.50)      (0.59)      (0.52)      (0.66)      (0.58)
Net increase (decrease) in net
asset value                                     0.88        0.88        0.10        0.11       (0.95)      (0.96)
Net asset value, end of period            $    11.23  $    11.23  $    10.35  $    10.35  $    10.25  $    10.24
======================================    ==========  ==========  ==========  ==========  =========== ===========
Total return(3)                                14.48%      13.65%       7.00%       6.41%      (2.68)%     (3.46)%
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)   $       38  $      290  $       34  $      262  $       16  $      323
RATIOS TO AVERAGE NET ASSETS:
    Net investment income
    including reimbursement/waiver              5.33%       4.60%       5.74%       5.07%       5.35%       4.60%
    Operating expenses including
    reimbursement/waiver                        0.95%       1.68%       1.05%       1.71%       0.96%       1.71%
    Operating expenses excluding
    reimbursement/waiver                        1.33%       1.96%       1.52%       2.00%       1.52%       2.07%
Portfolio turnover rate                          131%        131%        104%        104%        226%        226%



(1)  The Fund began offering Prime A Shares and Prime B Shares on November 1,
     1998.
(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the years ended October 31, 2001, 2000 and 1999 were $0.53, $0.52 and $0.54, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the years ended October 31, 2001, 2000 and 1999 were $0.46, $0.48 and $0.45, respectively.
(3) Calculation does not include the effect of any sales charges for Prime A Shares and Prime B Shares.

                       This page intentionally left blank

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting your broker-dealer or by calling Galaxy at 1-877-289-4252 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.


Galaxy's Investment Company Act File No.
is 811-4636.


QRGALE 2/28/02

[Front cover page]

The Galaxy Fund


Galaxy Prime Shares



Prospectus
February 28, 2002

Galaxy Equity Income Fund
Galaxy Strategic Equity Fund
Galaxy Equity Value Fund
Galaxy Small Company Equity Fund
Galaxy Short-Term Bond Fund
Galaxy Intermediate Government Income Fund
Galaxy Tax-Exempt Bond Fund

Prime A Shares and Prime B Shares









As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents

1        Risk/return summary
1        Introduction
2        Galaxy Equity Income Fund
7        Galaxy Strategic Equity Fund
13       Galaxy Equity Value Fund
19       Galaxy Small Company Equity Fund
24       Galaxy Short-Term Bond Fund
31       Galaxy Intermediate Government Income Fund
38       Galaxy Tax-Exempt Bond Fund
44       Additional information about risk

45       Fund management

46       How to invest in the Funds
46       How sales charges work
50       Buying, selling and exchanging shares
51                How to buy shares
51                How to sell shares
52                How to exchange shares
52                Other shareholder services
52                Other transaction policies

54       Dividends, distributions and taxes

56       Financial highlights

RISK/RETURN SUMMARY

INTRODUCTION

This prospectus describes Prime A Shares and Prime B Shares of the Galaxy Equity Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Small Company Equity Fund, Galaxy Short-Term Bond Fund, Galaxy Intermediate Government Income Fund and Galaxy Tax-Exempt Bond Fund.

On the following pages, you'll find important information about each Fund, including:

- The Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    The main risks associated with an investment in the Fund

- The Fund's past performance measured on both a year-by-year and long-term basis

-    The fees and expenses that you will pay as an investor in the Fund.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

An investment in the Funds isn't a bank deposit and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the Funds.

Galaxy Equity Income Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income and capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in a diversified portfolio of income-producing (dividend-paying) equity securities, primarily common stocks. The Adviser looks for investments that offer dividends, prospects for dividend growth and capital appreciation. However, the Fund's portfolio may include securities that offer only growth potential or only income potential.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

[Sidenote:]
CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns shown below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

Retail A Shares of the Fund were first offered during the fiscal year ended October 31, 1992. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which also are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of the Fund's Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[bar chart goes here]


1992         1993       1994       1995        1996          1997        1998        1999        2000       2001
-----------------------------------------------------------------------------------------------------------------
7.43%        8.05%      0.75%      32.96%      16.53%        25.51%      15.63%      4.36%      -9.14%     -8.31%
-----------------------------------------------------------------------------------------------------------------

[Sidenote:]
Best quarter:              13.31% for the quarter ending June 30, 1997
Worst quarter:             -13.77% for the quarter ending December 31, 2000

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund for the periods ended December 31, 2001, as compared to a broad-based market index. Returns shown for Prime A Shares represent the performance of Retail A Shares of the Fund adjusted to take into account any sales charges applicable to Prime A Shares. Returns shown for Prime B Shares represent the performance of Retail A Shares of the Fund adjusted to take into account any sales charges applicable to Prime B Shares. After-tax returns are shown for Prime A Shares only. After-tax returns for Prime B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                   1 YEAR             5 YEARS              10 YEARS    SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
Prime A Shares Before
Taxes(1)                          -13.33%               3.58%               8.01%      9.19% (12/14/90)
-------------------------------------------------------------------------------------------------------------
Prime A Shares After Taxes
on Distributions(1)               -14.35%               1.52%               6.01%      7.22% (12/14/90)
-------------------------------------------------------------------------------------------------------------
Prime A Shares After Taxes
on Distributions and Sale
of Fund Shares(1)                  -7.43%               2.70%               6.14%      7.18% (12/14/90)
-------------------------------------------------------------------------------------------------------------
Prime B Shares(2)                 -12.66%               4.49%               8.62%      9.75% (12/14/90)
-------------------------------------------------------------------------------------------------------------
S&P 500 (reflects no
deduction for fees,
expenses or taxes)                -11.88%              10.70%              12.93%     14.58% (since 11/30/90)
-------------------------------------------------------------------------------------------------------------

(1) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the maximum 5.50% sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A Share assets. Had the performance of Retail A Shares been restated to reflect these distribution fees, average annual total returns for Retail A Shares would have been lower.
(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Prime B Shares (including distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets) are higher than for Retail A Shares, average annual total returns for Prime B Shares would have been lower.

[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)


                        MAXIMUM SALES CHARGE      MAXIMUM DEFERRED SALES
                        (LOAD) ON PURCHASES OF    CHARGE (LOAD)
                        SHOWN AS A %              SHOWN AS A % OF THE
                        OF THE OFFERING PRICE     OFFERING PRICE  OR
                                                  SALE PRICE, WHICHEVER IS
                                                  LESS
--------------------------------------------------------------------------------
Prime A Shares          5.50%(1)                       None(2)
--------------------------------------------------------------------------------
Prime B Shares          None                           5.00%(3)
--------------------------------------------------------------------------------


 Annual Fund operating expenses (expenses deducted from the Fund's assets)

                                                                             TOTAL
                                          DISTRIBUTION AND                   FUND
                        MANAGEMENT        SERVICE (12b-1)     OTHER          OPERATING
                        FEES              FEES                EXPENSES       EXPENSES
---------------------------------------------------------------------------------------
Prime A Shares          0.75%             0.25%(4)            0.29%(5)       1.29%
---------------------------------------------------------------------------------------
Prime B Shares          0.75%             1.00%(4)            0.38%(5)       2.13%
---------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% in payments for distribution services, up to 0.25% in payments for shareholder liaison services, and up to 0.25% in payments for administrative support services), but will limit such fees to no more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.

(5)  Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Prime B Shares convert to Prime A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------
Prime A Shares          $674                  $936                 $1,219                $2,021
-------------------------------------------------------------------------------------------------
Prime B Shares          $716                  $967                 $1,344                $2,248
-------------------------------------------------------------------------------------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------
Prime B Shares          $216                  $667                 $1,144                $2,248
-------------------------------------------------------------------------------------------------

 [Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is J. Edward Klisiewicz, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz has been the Fund's portfolio manager since it began operations. He has been with the Adviser and its predecessors since 1970.

Galaxy Strategic Equity Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests at least 65% of its total assets in U.S. equity securities, primarily common stock and securities that can be converted into common stock. The Fund's "Value Driven Growth" investment process emphasizes securities believed to have the potential for the best one- to two-year returns. These securities are generally selected from a universe of large and medium-sized companies representative of the S&P 500, although the universe of stocks monitored by the Adviser is not limited to stocks of companies included in the S&P 500. The Fund may invest up to 20% of its total assets in foreign equity securities.

In selecting individual stocks, the Adviser looks at the current price, projected earnings growth, and historical valuations to derive an estimate of return potential. The Fund may give emphasis to growth stocks, value stocks or particular industries, depending upon the Adviser's assessment of a stock's return potential relative to its price in the broader market.

The Fund will sell a portfolio security when, as a result of a decline in the security's return potential relative to that of other securities, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[Sidenote:]
VALUE STOCKS AND GROWTH STOCKS
Value stocks are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios. Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of the Fund's Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[bar chart goes here]

             ------------------------------------------------
              1999                  2000                 2001
             ------------------------------------------------
              0.05%                18.21%               7.88%
             ------------------------------------------------

[Sidenote:]
Best quarter:              11.49% for the quarter ending June 30, 1999
Worst quarter:             -14.57% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund for the periods ended December 31, 2001, as compared to a broad-based market index. Returns shown for Prime A Shares represent the performance of Retail A Shares of the Fund adjusted to take into account any sales charges applicable to Prime A Shares. Returns shown for Prime B Shares represent the performance of Retail A Shares of the Fund adjusted to take into account any sales charges applicable to Prime B Shares. After-tax returns are shown for Prime A Shares only. After-tax returns for Prime B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                1 YEAR         SINCE INCEPTION
------------------------------------------------------------------------------------
Prime A Shares Before Taxes(1)                  1.98%          5.73% (3/4/98)
------------------------------------------------------------------------------------
Prime A Shares After Taxes on
Distributions(1)                                1.13%          4.04% (3/4/98)
------------------------------------------------------------------------------------
Prime A Shares After Taxes on
Distributions and Sale of Fund Shares(1)        1.73%          3.76% (3/4/98)
------------------------------------------------------------------------------------
Prime B Shares(2)                               2.88%          6.65% (3/4/98)
------------------------------------------------------------------------------------
S&P 500 (reflects no deduction for
fees, expenses or taxes)                      -11.88%         3.72% (since 2/28/98)
------------------------------------------------------------------------------------

(1) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the maximum 5.50% sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A Share assets. Had the performance of Retail A Shares been restated to reflect these distribution fees, average annual total returns for Retail A Shares would have been lower.

(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Prime B Shares (including distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets) are higher than for Retail A Shares, average annual total returns for Prime B Shares would have been lower.


[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Shareholder fees (fees paid directly from your investment)

                        MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES
                        ON PURCHASES SHOWN AS A % OF   CHARGE (LOAD) SHOWN AS A %
                        THE OFFERING PRICE             OF THE OFFERING PRICE OR
                                                       SALE PRICE, WHICHEVER IS
                                                       LESS
---------------------------------------------------------------------------------
Prime A Shares          5.50%(1)                       None(2)
---------------------------------------------------------------------------------
Prime B Shares          None                           5.00%(3)
---------------------------------------------------------------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)


                                                                            TOTAL FUND
                                          DISTRIBUTION AND                  OPERATING
                        MANAGEMENT        SERVICE (12b-1)     OTHER         EXPENSES
                        FEES              FEES                EXPENSES
--------------------------------------------------------------------------------------
Prime A Shares          0.75%(4)          0.25%(5)            0.45%(6)      1.45%(4)
--------------------------------------------------------------------------------------
Prime B Shares          0.75%(4)          1.00%(5)            0.56%(6)      2.31%(4)
--------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 1.25% for Prime A Shares and 2.11% for Prime B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% in payments for distribution services, up to 0.25% in payments for shareholder liaison services, and up to 0.25% in payments for administrative support services), but will limit such fees to no more than
     0.25 % and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.

(6)  Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- your Prime B Shares convert to Prime A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------
Prime A Shares          $689                  $983                 $1,299                $2,190
-------------------------------------------------------------------------------------------------
Prime B Shares          $734                  $1,021               $1,435                $2,430
-------------------------------------------------------------------------------------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------
Prime B Shares          $234                  $721                 $1,235                $2,430
-------------------------------------------------------------------------------------------------

 [Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Peter B. Hathaway, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Hathaway has been the Fund's portfolio manager since it began operations in March 1998. He has been in the investment management business with the Adviser and its predecessors since 1964 and has been responsible for the Adviser's Value Driven Growth investment process since 1991.

Galaxy Equity Value Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in equity securities, mainly common stocks, that the Adviser believes are undervalued. The Fund invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The Adviser uses proprietary computer models to compare share price and company value, both compared to the market and over time. This helps the Adviser to identify out-of-favor, undervalued securities (often called value stocks) which may subsequently increase in value. These models focus on fundamental aspects such as earnings and dividend growth, reinvestment of returns and the ability of companies to finance their own growth. The models also take into account factors such as how easily the stocks may be traded. The Adviser then reviews the results and looks for risks that may account for a stock's low price. It evaluates factors the computer models can't measure, such as the quality of a company's management and the impact of technological change. Stocks which pass all tests are eligible to be included in the Fund's portfolio. Fund holdings are frequently reviewed and are sold automatically when the computer models show they are overvalued.

[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

[Sidenote:]
VALUE STOCKS
Value stocks are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1991. The returns for Retail A Shares for prior periods represent the returns for Trust Shares of the Fund which also are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR RETURNS

The bar chart shows how the performance of the Fund's Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[bar chart goes here]


1992          1993        1994        1995        1996        1997        1998        1999        2000         2001
--------------------------------------------------------------------------------------------------------------------
8.21%         14.75%      3.51%       27.78%      21.09%      27.66%      23.75%      6.67%       -20.96%      4.79%
--------------------------------------------------------------------------------------------------------------------

[Sidenote:]
Best quarter:              27.15% for the quarter ending December 31, 1998
Worst quarter:             -19.68% for the quarter ending December 31, 2000

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund for the periods ended December 31, 2001, as compared to a broad-based market indices. Returns shown for Prime A Shares represent the performance of Retail A Shares of the Fund adjusted to take into account any sales charges applicable to Prime A Shares. Returns shown for Prime B Shares represent the performance of Retail A Shares of the Fund adjusted to take into account any sales charges applicable to Prime B Shares. After-tax returns are shown for Prime A Shares only. After-tax returns for Prime B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                     1 YEAR               5 YEARS                10 YEARS     SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------------
Prime A Shares Before Taxes(1)       -0.94%                 5.69%                  10.12%      10.56% (9/1/88)
----------------------------------------------------------------------------------------------------------------------
Prime A Shares After Taxes
on Distributions(1)                  -1.44%                 3.93%                  7.79%       8.23% (9/1/88)
----------------------------------------------------------------------------------------------------------------------
Prime A Shares After Taxes
on Distributions and Sale
of Fund Shares(1)                    -0.11%                 4.47%                  7.70%       8.07% (9/1/88)
----------------------------------------------------------------------------------------------------------------------
Prime B Shares(2)                    -0.21%                 6.61%                 10.75%      11.03% (9/1/88)
----------------------------------------------------------------------------------------------------------------------
S&P 500 (reflects no
deduction for fees,
expenses or taxes)                  -11.88%                10.70%                 12.93%      14.42% (since 8/31/88)
----------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value
Funds Average (reflects no
deduction for fees,
expenses or taxes)                    1.30%                 9.73%                 12.31%      12.59% (since 8/31/88)
----------------------------------------------------------------------------------------------------------------------

(1) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the maximum 5.50% sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A Share assets. Had the performance of Retail A Shares been restated to reflect these distribution fees, average annual total returns for Retail A Shares would have been lower.

(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Prime B Shares (including distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets) are higher than for Retail A Shares, average annual total returns for Prime B Shares would have been lower.


[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[Sidenote:]
The Lipper Multi-Cap Value Funds Average measures the performance of a select group of mutual funds with investment objectives similar to that of the Fund.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

                        MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES
                        ON PURCHASES SHOWN AS A % OF   CHARGE (LOAD) SHOWN AS A %
                        THE OFFERING PRICE             OF THE OFFERING PRICE OR
                                                       SALE PRICE, WHICHEVER IS
                                                       LESS
---------------------------------------------------------------------------------
Prime A Shares          5.50%(1)                       None(2)
---------------------------------------------------------------------------------
Prime B Shares          None                           5.00%(3)
---------------------------------------------------------------------------------


Annual Fund operating expenses (expenses deducted from the Fund's assets)


                                                                            TOTAL
                                          DISTRIBUTION AND                  FUND
                        MANAGEMENT FEES   SERVICE (12b-1)     OTHER         OPERATING
                        FEES              FEES                EXPENSES      EXPENSES
-------------------------------------------------------------------------------------
Prime A Shares          0.75%             0.25%(4)            0.35%(5)      1.35%
-------------------------------------------------------------------------------------
Prime B Shares          0.75%             1.00%(4)            0.45%(5)      2.20%
-------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% in payments for distribution services, up to 0.25% in payments for shareholder liaison services, and up to 0.25% in payments for administrative support services), but will limit such fees to no more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.

(5)  Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Prime B Shares convert to Prime A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------
Prime A Shares          $680                  $954                 $1,249                $2,085
-------------------------------------------------------------------------------------------------
Prime B Shares          $713                  $958                 $1,329                $2,240
-------------------------------------------------------------------------------------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------
Prime B Shares          $213                  $658                 $1,129                $2,240
-------------------------------------------------------------------------------------------------

[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Scott L. Davis, CFA, a Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Davis has been with the Adviser and its predecessors since 1985 and has been the Fund's portfolio manager since November 1, 2001.

Galaxy Small Company Equity Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the equity securities, primarily common stocks, of small companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. companies, but may invest up to 20% of its total assets in foreign equity securities.

In selecting investments for the Fund, the Adviser looks for promising industries. It then looks within those industries for what are judged to be reasonably priced companies that have above-average growth potential. The Adviser consults a wide range of sources, including management, competitors, other industry sources and regional brokerage analysts.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.


THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.


In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of the Fund's Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[bar chart goes here]


1992          1993        1994        1995        1996        1997        1998         1999        2000        2001
---------------------------------------------------------------------------------------------------------------------
1.20%         22.75%      -0.06%      38.80%      20.84%      14.17%      -10.94%      38.93%      -5.49%      -0.12%
---------------------------------------------------------------------------------------------------------------------

[Sidenote:]
Best quarter:        44.08% for the quarter ending December 31, 1999
Worst quarter:       -24.02% for the quarter ending September 30, 1998

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund for the periods ended December 31, 2001, as compared to a broad-based market index. Returns shown for Prime A Shares represent the performance of Retail A Shares of the Fund adjusted to take into account any sales charges applicable to Prime A Shares. Returns shown for Prime B Shares represent the performance of Retail A Shares of the Fund adjusted to take into account any sales charges applicable to Prime B Shares. After-tax returns are shown for Prime A Shares only. After-tax returns for Prime B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                     1 YEAR              5 YEARS          10 YEARS     SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------
Prime A Shares Before Taxes(1)       -5.61%               4.74%              10.13%    10.13% (12/30/91)
---------------------------------------------------------------------------------------------------------------
Prime A Shares After Taxes
on Distributions(1)                  -5.61%               3.44%               8.96%    8.96% (12/30/91)
---------------------------------------------------------------------------------------------------------------
Prime A Shares After Taxes
on Distributions and Sale
of Fund Shares(1)                    -3.42%               3.67%               8.33%    8.33% (12/30/91)
---------------------------------------------------------------------------------------------------------------
Prime B Shares(2)                    -5.11%               5.62%              10.75%    10.75% (12/30/91)
---------------------------------------------------------------------------------------------------------------
Russell 2000 Index
(reflects no deduction for
fees, expenses or taxes)              2.49%               7.52%              11.51%    11.51% (since 12/31/91)
---------------------------------------------------------------------------------------------------------------

(1) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the maximum 5.50% sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A Share assets. Had the performance of Retail A Shares been restated to reflect these distribution fees, average annual total returns for Retail A Shares would have been lower.
(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Prime B Shares (including distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets) are higher than for Retail A Shares, average annual total returns for Prime B Shares would have been lower.

[Sidenote:]

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

                        MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES
                        ON PURCHASES SHOWN AS A % OF   CHARGE (LOAD) SHOWN AS A %
                        THE OFFERING PRICE             OF THE OFFERING PRICE OR
                                                       SALE PRICE, WHICHEVER IS
                                                       LESS
---------------------------------------------------------------------------------
Prime A Shares          5.50%(1)                       None(2)
---------------------------------------------------------------------------------
Prime B Shares          None                           5.00%(3)
---------------------------------------------------------------------------------


Annual Fund operating expenses (expenses deducted from the Fund's assets)


                                                                            TOTAL
                                          DISTRIBUTION AND                  FUND
                        MANAGEMENT FEES   SERVICE (12b-1)     OTHER         OPERATING
                        FEES              FEES                EXPENSES      EXPENSES
-------------------------------------------------------------------------------------
Prime A Shares          0.75%             0.25%(4)            0.37%(5)      1.37%
-------------------------------------------------------------------------------------
Prime B Shares          0.75%             1.00%(4)            0.55%(5)      2.30%
-------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% in payments for distribution services, up to 0.25% in payments for shareholder liaison services, and up to 0.25% in payments for administrative support services), but will limit such fees to no more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.

(5)  Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Prime B Shares convert to Prime A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------
Prime A Shares          $682                  $960                 $1,259                $2,106
-------------------------------------------------------------------------------------------------
Prime B Shares          $733                  $1,018               $1,430                $2,402
-------------------------------------------------------------------------------------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------
Prime B Shares          $233                  $718                 $1,230                $2,402
-------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER

The Fund's portfolio manager is Stephen D. Barbaro, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro has been the Fund's portfolio manager since it began operations in 1991. He has been with the Adviser and its predecessors since 1976.

Galaxy Short-Term Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with preservation of capital.

[Sidenote:]
PRESERVATION OF CAPITAL
Preservation of capital means protecting the amount of money you invest in a fund. If a fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in debt obligations of U.S. and foreign corporations, including bonds and notes, and in debt obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or by foreign governments or their political subdivisions and instrumentalities. It also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and the obligations of U.S. and foreign banks. The Fund normally invests at least 65% of its total assets in bonds and debentures.

[Sidenote:]
DEBT OBLIGATIONS
When a fund buys a debt obligation such as a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond MATURES when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest payments on bonds of various maturities and determines the appropriate allocation of the Fund's assets among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities which have one of the top three ratings assigned by S&P and Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be less than three years under normal circumstances.


[Sidenote:]
AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt obligations in a fund come due or MATURE. It is calculated by averaging the time to maturity of all debt obligations held by a fund with each maturity "weighted" according to the percentage of assets it represents.

[Sidenote:]
DURATION
Duration is an approximate measure of the price sensitivity of a fund to changes in interest rates. Unlike maturity which measures only the time until final payment, duration gives you the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a fund.


The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's returns.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[bar chart goes here]


1992           1993         1994         1995        1996         1997         1998        1999         2000         2001
--------------------------------------------------------------------------------------------------------------------------
5.81%          6.41%        -0.37%       10.96%      3.37%        5.69%        6.07%       2.33%        7.49%        7.14%
--------------------------------------------------------------------------------------------------------------------------

Best quarter:              4.14% for the quarter ending September 30, 1992
Worst quarter:             -0.72% for the quarter ending March 31, 1994


AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund for the periods ended December 31, 2001, as compared to a broad-based market index. Returns shown for Prime A Shares represent the performance of Retail A Shares of the Fund adjusted to take into account any sales charges applicable to Prime A Shares. Returns shown for Prime B Shares represent the performance of Retail A Shares of the Fund adjusted to take into account any sales charges applicable to Prime B Shares. After-tax returns are shown for Prime A Shares only. After-tax returns for Prime B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                    1 YEAR             5 YEARS          10 YEARS      SINCE INCEPTION
------------------------------------------------------------------------------------------------------------
Prime A Shares Before Taxes(1)       2.01%              4.70%               4.94%     4.94% (12/30/91)
------------------------------------------------------------------------------------------------------------
Prime A Shares After Taxes
on Distributions(1)                  0.08%              2.57%               2.87%     2.87% (12/30/91)
------------------------------------------------------------------------------------------------------------
Prime A Shares After Taxes
on Distributions and Sale of
Fund Shares(1)                       1.20%              2.67%               2.91%     2.91% (12/30/91)
------------------------------------------------------------------------------------------------------------
Prime B Shares(2)                    2.14%              5.40%               5.45%     5.45% (12/30/91)
------------------------------------------------------------------------------------------------------------
Lehman Brothers One to
Three Year Government Bond
Index (reflects no deduction
for fees, expenses or taxes)         8.53%              6.64%               6.10%     6.10% (since 12/31/91)
------------------------------------------------------------------------------------------------------------

(1) The performance shown represents the average annual returns for Retail A Shares of the Fund which have been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A Share assets. Had the performance of Retail A Shares been restated to reflect these distribution (12b-1) fees, average annual total returns for Retail A Shares would be lower.
(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Prime B Shares (including distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets) are higher than for Retail A Shares, average annual total returns for Prime B Shares would have been lower.


[Sidenote:]
The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index which tracks the performance of short-term U.S. Government bonds.

FEES AND EXPENSES OF THE FUND

The following table show the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

                        MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES
                        ON PURCHASES SHOWN AS A % OF   CHARGE (LOAD) SHOWN AS A %
                        THE OFFERING PRICE             OF THE OFFERING PRICE OR
                                                       SALE PRICE, WHICHEVER IS
                                                       LESS
---------------------------------------------------------------------------------
Prime A Shares          4.75%                          None
---------------------------------------------------------------------------------
Prime B Shares          None                           5.00%
---------------------------------------------------------------------------------


Annual Fund operating expenses (expenses deducted from the Fund's assets)


                                                                            TOTAL
                                          DISTRIBUTION AND                  FUND
                        MANAGEMENT FEES   SERVICE (12b-1)     OTHER         OPERATING
                        FEES              FEES                EXPENSES      EXPENSES
-------------------------------------------------------------------------------------
Prime A Shares          0.75%(4)          0.25%(5)            0.34%(6)      1.34%(4)
------------------------------------------------------------------------------------
Prime B Shares          0.75%(4)          1.00%(5)            0.36%(6)      2.11%(4)
-------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds -- How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds -- How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 1.14% for Prime A Shares and 1.91% for Prime B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% in payments for distribution services, up to 0.25% in payments for shareholder liaison services, and up to 0.25% in payments for administrative support services), but will limit such fees to no more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.

(6)  Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Prime B Shares convert to Prime A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                           1 YEAR                3 YEARS           5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------
Prime A Shares             $605                  $879              $1,174                $2,011
-------------------------------------------------------------------------------------------------
Prime B Shares             $714                  $961              $1,334                $2,245
-------------------------------------------------------------------------------------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------
Prime B Shares             $214                  $661              $1,134                $2,245
-------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER

The Fund's portfolio manager is Patrick Bresnehan, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. He has managed the Fund since January 2002 and has been a member of the Fund's investment team since November 1997. Mr. Bresnehan, who has over 13 years of investment experience, has been with the Adviser since 1997. Prior to joining the Adviser, Mr. Bresnehan was a fixed income portfolio manager with Scudder, Stevens & Clark.

Galaxy Intermediate Government Income Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks the highest level of current income consistent with prudent risk of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The Fund also invests in debt obligations of U.S. and foreign corporations, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

The Fund may from time to time invest in a limited amount of interest rate futures contracts. The Fund will use interest futures contracts, which may be considered derivatives, in an effort to manage the impact to the Fund of changes in interest rates.

[Sidenote:]
DERIVATIVES
A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.

[Sidenote:]
U.S. GOVERNMENT OBLIGATIONS
U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.

Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be between three to ten years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.


- DERIVATIVES - The Fund may invest in derivatives such as interest rate futures contracts to adjust its exposure to interest rates. There is no guarantee this strategy will always work. Interest rates may move in the direction opposite to that anticipated, in which case the strategy will have the reverse effect. The Fund may increase or lessen its sensitivity to changes in interest rates through this strategy, which will impact return. Due to their structure, a small percentage of Fund assets invested in derivatives can have a disproportionately larger impact on the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gain. Frequent trading could also mean higher transaction costs, which could reduce the Fund's returns.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1992. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which also are offered in a separate prospectus. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each class of shares had the same expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[bar chart goes here]


1992           1993       1994       1995      1996         1997     1998      1999       2000       2001
----------------------------------------------------------------------------------------------------------
7.11%          6.01%      -3.77%     15.67%    1.75%        7.82%    8.32%     -1.95%     11.43%     7.37%
----------------------------------------------------------------------------------------------------------

Best quarter:            6.13% for the quarter ending September 30, 1992
Worst quarter:           -2.90% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund for the periods ended December 31, 2001, as compared to a broad-based market indices. Returns shown for Prime A Shares represent the performance of Retail A Shares of the Fund adjusted to take into account any sales charges applicable to Prime A Shares. Returns shown for Prime B Shares represent the performance of Retail A Shares of the Fund adjusted to take into account any sales charges applicable to Prime B Shares. After-tax returns are shown for Prime A Shares only. After-tax returns for Prime B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                      1 YEAR             5 YEARS          10 YEARS      SINCE INCEPTION
-------------------------------------------------------------------------------------------------------
Prime A Shares Before Taxes(1)         2.26%              5.47%            5.31%        6.65% (9/1/88)
-------------------------------------------------------------------------------------------------------
Prime A Shares After Taxes on
Distributions(1)                       0.26%              3.19%            2.92%        4.23% (9/1/88)
-------------------------------------------------------------------------------------------------------
Prime A Shares After Taxes on
Distributions and Sale of Fund
Shares(1)                              1.35%              3.21%            3.03%        4.22% (9/1/88)
-------------------------------------------------------------------------------------------------------
Prime B Shares(2)                      2.37%              6.19%            5.83%        7.04% (9/1/88)
-------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate
Government/ Credit Bond Index
(reflects no deduction for
fees, expenses or taxes)               8.96%              7.10%            6.81%        8.00% (8/31/88)
-------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index (reflects no deduction
for fees, expenses or taxes)           8.44%              7.43%            7.23%        8.58% (8/31/88)
-------------------------------------------------------------------------------------------------------

(1) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the maximum 4.75% sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A

     Share assets. Had the performance of Retail A Shares been restated to reflect these distribution fees, average annual total returns for Retail A Shares would have been lower.

(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Prime B Shares (including distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets) are higher than for Retail A Shares, average annual total returns for Prime B Shares would have been lower.

[Sidenote:]
The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.

[Sidenote:]
The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Shareholder fees (fees paid directly from your investment)

                        MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES
                        ON PURCHASES SHOWN AS A % OF   CHARGE (LOAD) SHOWN AS A %
                        THE OFFERING PRICE             OF THE OFFERING PRICE OR
                                                       SALE PRICE, WHICHEVER IS
                                                       LESS
---------------------------------------------------------------------------------
Prime A Shares          4.75%(1)                       None(2)
---------------------------------------------------------------------------------
Prime B Shares          None                           5.00%(3)
---------------------------------------------------------------------------------


Annual Fund operating expenses (expenses deducted from the Fund's assets)


                                                                             TOTAL
                                          DISTRIBUTION AND                   FUND
                        MANAGEMENT FEES   SERVICE (12b-1)     OTHER          OPERATING
                        FEES              FEES                EXPENSES       EXPENSES
--------------------------------------------------------------------------------------
Prime A Shares          0.75%(4)          0.25%(5)            0.28%(6)       1.28%(4)
--------------------------------------------------------------------------------------
Prime B Shares          0.75%(4)          1.00%(5)            0.43%(6)       2.18%(4)
--------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds -- How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds -- How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.54%. Total Fund operating expenses after this waiver are expected to be 1.07% for Prime A Shares and 1.97% for Prime B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% in payments for distribution services, up to 0.25% in payments for shareholder liaison services, and up to 0.25% in payments for administrative support services), but will limit such fees to no more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.

(6)  Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Prime B Shares convert to Prime A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------
Prime A Shares             $599               $862                 $1,144                $1,947
-------------------------------------------------------------------------------------------------
Prime B Shares             $721               $982                 $1,369                $2,285
-------------------------------------------------------------------------------------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------
Prime B Shares             $221               $682                 $1,169                $2,285
-------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.

Galaxy Tax-Exempt Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest which is exempt from federal income tax (including the federal alternative minimum tax), primarily bonds (normally 65% of net assets). Under normal circumstances, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

[Sidenote:]
TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue securities since they are typically payable by the private user of the facilities financed by the bonds.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[bar chart goes here]


1992           1993         1994        1995         1996        1997         1998         1999        2000         2001
-------------------------------------------------------------------------------------------------------------------------
9.25%          12.36%       -4.99%      15.79%       3.31%       8.72%        5.73%        -3.66%      11.76%       3.54%
-------------------------------------------------------------------------------------------------------------------------

Best quarter:              6.56% for the quarter ending March 31, 1995
Worst quarter:             -5.01% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund for the periods ended December 31, 2001, as compared to a broad-based market index. Returns shown for Prime A Shares represent the performance of Retail A Shares of the Fund adjusted to take into account any sales charges applicable to Prime A Shares. Returns shown for Prime B Shares represent the performance of Retail A Shares of the Fund adjusted to take into account any sales charges applicable to Prime B Shares. After-tax returns are shown for Prime A Shares only. After-tax returns for Prime B Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                        1 YEAR               5 YEARS                 10 YEARS     SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------
Prime A Shares Before Taxes(1)          -1.39%                 4.07%                  5.47%       5.47% (12/30/91)
------------------------------------------------------------------------------------------------------------------
Prime A Shares After Taxes on
Distributions(1)                        -1.58%                 3.91%                  5.36%       5.36% (12/30/91)
------------------------------------------------------------------------------------------------------------------
Prime A Shares After Taxes on
Distributions and Sale of Fund
Shares(1)                                0.82%                 4.07%                  5.31%       5.31% (12/30/91)
------------------------------------------------------------------------------------------------------------------
Prime B Shares(2)                       -1.39%                 4.75%                  5.98%       5.98% (12/30/91)
------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond
Index (reflects no deduction for
fees, expenses or taxes)                 5.13%                 5.98%                  6.63%       6.63% (12/31/91)
------------------------------------------------------------------------------------------------------------------

(1) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the maximum 4.75% sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A Share assets. Had the performance of Retail A Shares been restated to reflect these distribution fees, average annual total returns for Retail A Shares would have been lower.

(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Prime B Shares (including distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets) are higher than for Retail A Shares, average annual total returns for Prime B Shares would have been lower.

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)


                        MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES
                        ON PURCHASES SHOWN AS A % OF   CHARGE (LOAD) SHOWN AS A %
                        THE OFFERING PRICE             OF THE OFFERING PRICE OR
                                                       SALE PRICE, WHICHEVER IS
                                                       LESS
---------------------------------------------------------------------------------
Prime A Shares          4.75%(1)                       None(2)
---------------------------------------------------------------------------------
Prime B Shares          None                           5.00%(3)
---------------------------------------------------------------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                                                                             TOTAL
                                          DISTRIBUTION AND                   FUND
                        MANAGEMENT        SERVICE (12b-1)     OTHER          OPERATING
                        FEES              FEES                EXPENSES       EXPENSES
---------------------------------------------------------------------------------------
Prime A Shares          0.75%(4)          0.25%(5)            0.23%(6)       1.23%(4)
--------------------------------------------------------------------------------------
Prime B Shares          0.75%(4)          1.00%(5)            0.21%(6)       1.96%(4)
---------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 1.03% for Prime A Shares and 1.76% for Prime B Shares. This fee waiver may be revised or discontinued at any time.

(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% in payments for distribution services, up to 0.25% in payments for shareholder liaison services, and up to 0.25% in payments for administrative support services), but will limit such fees to no more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.

(6)  Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Prime B Shares convert to Prime A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------
Prime A Shares          $594                  $847                 $1,119                $1,893
-------------------------------------------------------------------------------------------------
Prime B Shares          $699                  $915                 $1,257                $2,096
-------------------------------------------------------------------------------------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------
Prime B Shares          $199                  $615                 $1,057                $2,096
-------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each Fund have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions.

The Short-Term Bond Fund, Intermediate Government Income Fund and Tax-Exempt Bond Fund may hold uninvested cash and invest without limit in money market instruments, including short-term U.S. Government securities. Any such taxable investments by the Tax-Exempt Bond Fund may be in excess of 20% of its total assets.

For the Equity Income Fund, Strategic Equity Fund, Equity Value Fund and Small Company Equity Fund, these investments may include cash, money market instruments or debt securities issued or guaranteed by the U.S. Government or its agencies.

This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


FUND                                                           MANAGEMENT FEE AS A % OF NET ASSETS
--------------------------------------------------------------------------------------------------
Galaxy Equity Income Fund                                      0.75%
--------------------------------------------------------------------------------------------------
Galaxy Strategic Equity Fund                                   0.55%
--------------------------------------------------------------------------------------------------
Galaxy Equity Value Fund                                       0.75%
--------------------------------------------------------------------------------------------------
Galaxy Small Company Equity Fund                               0.75%
--------------------------------------------------------------------------------------------------
Galaxy Short-Term Bond Fund                                    0.51%
--------------------------------------------------------------------------------------------------
Galaxy Intermediate Government Income Fund                     0.55%
--------------------------------------------------------------------------------------------------
Galaxy Tax-Exempt Bond Fund                                    0.55%
--------------------------------------------------------------------------------------------------

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

HOW TO INVEST IN THE FUNDS


HOW SALES CHARGES WORK

You will normally pay a sales charge to invest in the Funds. If you buy Prime A Shares, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Prime B Shares, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.

[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Prime A Shares or Prime B Shares, minus the value of the Fund's liabilities attributable to Prime A Shares or Prime B Shares, divided by the number of Prime A Shares or Prime B Shares held by investors.

PRIME A SHARES

The tables below show the sales charge you'll pay if you buy Prime A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.

EQUITY INCOME FUND, STRATEGIC EQUITY FUND, EQUITY VALUE FUND AND SMALL COMPANY EQUITY FUND


                                                          TOTAL SALES CHARGE
-------------------------------------------------------------------------------------
AMOUNT OF YOUR INVESTMENT             AS A % OF THE OFFERING PRICE    AS A % OF YOUR
                                      PER SHARE                       INVESTMENT
-------------------------------------------------------------------------------------
Less than $50,000                                 5.50%                   5.82%
-------------------------------------------------------------------------------------
$50,000 but less than $100,000                    4.50%                   4.71%
-------------------------------------------------------------------------------------
$100,000 but less than $250,000                   3.50%                   3.63%
-------------------------------------------------------------------------------------
$250,000 but less than $500,000                   2.50%                   2.56%
-------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                 2.00%                   2.04%
-------------------------------------------------------------------------------------
$1,000,000 and over                               0.00%(1)                0.00%(1)
-------------------------------------------------------------------------------------

SHORT-TERM BOND FUND, INTERMEDIATE GOVERNMENT INCOME FUND AND TAX-EXEMPT
BOND FUND


                                                      TOTAL SALES CHARGE
------------------------------------------------------------------------------------
AMOUNT OF YOUR INVESTMENT             AS A % OF THE OFFERING PRICE    AS A % OF YOUR
                                      PER SHARE                        INVESTMENT
------------------------------------------------------------------------------------
Less than $50,000                                 4.75%                  4.99%
------------------------------------------------------------------------------------
$50,000 but less than $100,000                    4.50%                  4.71%
------------------------------------------------------------------------------------
$100,000 but less than $250,000                   3.50%                  3.63%
------------------------------------------------------------------------------------
$250,000 but less than $500,000                   2.50%                  2.56%
------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                 2.00%                  2.04%
------------------------------------------------------------------------------------
$1,000,000 and over                               0.00%(1)               0.00%(1)
------------------------------------------------------------------------------------

(1) There is no front-end sales charge on investments in Prime A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder.

Galaxy's distributor may from time to time implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Prime A Shares or the amount that the Funds will receive from such sales.

There's no sales charge when you buy Prime A Shares if:

-    You buy shares by reinvesting your dividends and distributions.

- You buy shares with money from Prime A Shares of another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).

- You're an investment professional who places trades for your clients and charges them a fee.

-    You were a Galaxy shareholder before December 1, 1995.

[Sidenote:]
SALES CHARGE WAIVERS
Ask your broker-dealer, or consult the SAI, for other instances in which the sales load on Prime A Shares is waived. When you buy your shares, you must tell your broker-dealer that you qualify for a sales load waiver.

PRIME B SHARES

If you buy Prime B Shares of the Funds, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges:


IF YOU SELL YOUR SHARES                            YOU'LL PAY A CDSC OF
-----------------------------------------------------------------------
during the first year                              5.00%
-----------------------------------------------------------------------
during the second year                             4.00%
-----------------------------------------------------------------------
during the third year                              3.00%
-----------------------------------------------------------------------
during the fourth year                             3.00%
-----------------------------------------------------------------------
during the fifth year                              2.00%
-----------------------------------------------------------------------
during the sixth year                              1.00%
-----------------------------------------------------------------------
after the sixth year                               None
-----------------------------------------------------------------------

For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Prime B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. Galaxy will then sell those shares that have the lowest CDSC. There is no CDSC on Prime B Shares that you acquire by reinvesting your dividends and distributions.

In addition, there's no CDSC when Prime B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your broker-dealer, or consult the SAI, for other instances in which the CDSC is waived.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Prime A Shares of the Funds can pay distribution fees at an annual rate of up to 0.30% of each Fund's Prime A Share assets. The Funds do not intend to pay more than 0.25% in distribution fees with respect to Prime A Shares during the current fiscal year.

Prime B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.25% of each Fund's Prime B Share assets. The Funds do not intend to pay more than 1.00% in distribution and shareholder service (12b-1) fees during the current fiscal year.

Galaxy has adopted separate plans under Rule 12b-1 that allow each Fund to pay fees from its Prime A Share assets for selling and distributing Prime A Shares and from its Prime B Share assets for selling and distributing Prime B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

CONVERTING PRIME B SHARES TO PRIME A SHARES

Eight years after you buy Prime B Shares of a Fund, they will automatically convert to Prime A Shares of the Fund. This allows you to benefit from the lower annual expenses of Prime A Shares.

CHOOSING BETWEEN PRIME A SHARES AND PRIME B SHARES

Prime B Shares are subject to higher fees than Prime A Shares. For this reason, Prime A Shares can be expected to pay higher dividends than Prime B Shares. However, because Prime A Shares are subject to an initial sales charge which is deducted at the time you purchase Prime A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Prime A Shares than if you purchase Prime B Shares of the Fund.

In deciding whether to buy Prime A Shares or Prime B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Prime B Shares may equal or exceed the initial sales charge and fees for Prime A Shares. Prime A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years.

Consult your broker-dealer for help in choosing the appropriate share class.

BUYING, SELLING AND EXCHANGING SHARES

You can buy and sell Prime A Shares and Prime B Shares of the Funds on any day that the Funds are open for business. With respect to the Equity Income Fund, Strategic Equity Fund, Equity Value Fund and Small Company Equity Fund, a business day is any day that the New York Stock Exchange is open. With respect to the Short-Term Bond Fund, Intermediate Government Income Fund and Tax-Exempt Bond Fund, a business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, and the principal bond markets (as recommended by the Bond Market Association) are open. These entities are generally open every Monday through Friday, except national holidays.

Prime A Shares and Prime B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below, less any applicable CDSC. NAV is determined on each business day at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

[Sidenote:]
MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is $2,500. You generally can make additional investments for as little as $100.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

HOW TO BUY SHARES

You can buy shares through your broker-dealer. Your broker-dealer is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. Your broker-dealer will usually hold your shares of record in its name and receive all confirmations of purchases and sales. Your ownership of the shares will be recorded by your broker-dealer and reflected in the account statements provided to you. For details, please contact your broker-dealer. A broker-dealer who places orders on your behalf may charge you a separate fee for its services.

DISCOUNT PLANS

You may have the sales charges on purchases of Prime A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION: You can add the value of the Prime A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Prime A Shares for purposes of calculating the sales charge.

- LETTER OF INTENT: You can purchase Prime A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Prime A Shares equal to 5% of the amount you indicated in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.

- REINVESTMENT PRIVILEGE: You can reinvest some or all of the money that you receive when you sell Prime A Shares of the Funds in Prime A Shares of any Galaxy Fund that offers Prime A Shares within 90 days without paying a sales charge.

 [Sidenote:]
DISCOUNT PLANS
You must tell your broker-dealer when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply.

HOW TO SELL SHARES

You can sell your shares through your broker-dealer. The broker-dealer is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your broker-dealer, but your broker-dealer may charge you a fee. Please contact your broker-dealer for information on how to sell your shares.

HOW TO EXCHANGE SHARES

You may exchange Prime A Shares of a Fund having a value of at least $100 for Prime A Shares of any other Galaxy Fund that offers Prime A Shares. You won't pay a sales charge for exchanging your Prime A Shares.

You may exchange Prime B Shares of a Fund for Prime B Shares of any other Galaxy Fund that offers Prime B Shares. You won't pay a CDSC when you exchange your Prime B Shares. However, when you sell the Prime B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Prime B Shares which you exchanged.

Galaxy doesn't charge any fee for making exchanges but your broker-dealer might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance notice to shareholders.

To exchange shares, contact your broker-dealer.

OTHER SHAREHOLDER SERVICES

Your broker-dealer may offer other shareholder services to its customers. For example, broker-dealers may offer participation in an automatic investment program that allows investors to systematically purchase shares of the Funds on a periodic basis from a designated account. Broker-dealers may also offer a systematic withdrawal plan which permits investors automatically to sell shares on a regular basis. Please contact your broker-dealer for details on these and any other shareholder services that may be available.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise your broker-dealer if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to your broker-dealer within three business days but Galaxy reserves the right to send sales proceeds within seven business days if sending proceeds earlier could adversely affect a Fund.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each of the Galaxy Equity Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund and Galaxy Small Company Equity Fund pays any dividends from net investment income each quarter. Each of the Galaxy Short-Term Bond Fund, Galaxy Intermediate Government Income Fund and Galaxy Tax-Exempt Bond Fund declare any dividends from net investment income daily and pays them monthly. Each Fund pays any net capital gains at least once a year. It is expected that the annual distributions of the Galaxy Equity Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund and Galaxy Small Company Equity Fund will normally -- but not always -- consist primarily of capital gains rather than ordinary income. Dividends and distributions are paid in cash unless you indicate in the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

EACH FUND OTHER THAN THE GALAXY TAX-EXEMPT BOND FUND

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to federal income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

Any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

GALAXY TAX-EXEMPT BOND FUND

It is expected that the Fund will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of the Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gain or taxable interest income will be taxable to you as ordinary income.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Interest on indebtedness incurred by a shareholder of the Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the Funds' financial performance for the past five years (or the period since a particular Fund began operations). As of the date of this prospectus, Prime A Shares and Prime B Shares of the Equity Income Fund, Strategic Equity Fund, Equity Value Fund, Small Company Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund and Tax-Exempt Bond Fund had not been offered to investors. The financial highlights tables shown below with respect to these Funds reflects the financial performance of the Funds' Retail A Shares and is intended to provide a long-term perspective as to each Fund's financial history. Certain information in the financial highlights tables reflects the financial performance of a single Retail A Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares, assuming all dividends and distributions were reinvested. The information for the fiscal years ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998 and 1997 was audited by Galaxy's former auditors.

                            GALAXY EQUITY INCOME FUND
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                               YEARS ENDED OCTOBER 31,
                                                          --------------------------------------------------------------------
                                                           2001            2000           1999           1998             1997
                                                           ----            ----           ----           ----             ----
                                                                                    RETAIL A SHARES
                                                          --------------------------------------------------------------------
Net asset value, beginning of period                      $17.77          $19.50          $19.67         $18.82         $16.91
                                                          ------          ------          ------         ------         ------
Income from investment operations:
     Net investment income(1)                              0.13             0.16(3)         0.19           0.25           0.30
                                                           ----
     Net realized and unrealized gain (loss)
         on investments                                   (2.45)            1.22            1.69           2.43           3.35
                                                          ------            ----            ----           ----           ----
Total from investment operations                          (2.32)            1.38            1.88           2.68           3.65
                                                          ------            ----            ----           ----           ----
Less distributions:
     Dividends from net investment income                 (0.12)           (0.16)          (0.20)         (0.25)         (0.30)
     Distributions from net realized capital gains        (2.41)           (2.95)          (1.85)         (1.58)         (1.44)
                                                          ------           ------          ------         ------         ------
Total distributions                                       (2.53)           (3.11)          (2.05)         (1.83)         (1.74)
                                                          ------           ------          ------         ------         ------
Net increase (decrease) in net asset value                (4.85)           (1.73)          (0.17)          0.85           1.91
                                                          ------           ------          ------          ----           ----
Net asset value, end of period                             $12.92         $17.77          $19.50         $19.67         $18.82
                                                           ======         ======          ======         ======         ======
Total return(2)                                            (14.78)%         8.45%          10.14%         15.23%         23.28%
Ratios/supplemental data:
     Net assets, end of period (in 000s)                 $147,082        $188,847        $213,041       $207,850       $169,276
Ratios to average net assets:
     Net investment income including
         reimbursement/waiver                              0.95%            0.91%           0.97%          1.30%          1.70%
     Operating expenses including
         reimbursement/waiver                              1.34%            1.33%           1.33%          1.34%          1.39%
     Operating expenses excluding
         reimbursement/waiver                              1.34%            1.33%           1.33%          1.34%          1.41%
Portfolio turnover rate
                                                            62%              51%             38%            46%            37%

-----------------------------

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.13, $0.16(3), $0.19, $0.25 and $0.30 respectively.

(2)  Calculation does not include the effect of any sales charges.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

                          GALAXY STRATEGIC EQUITY FUND
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                      YEARS ENDED OCTOBER 31,                PERIOD ENDED
                                                                      -----------------------                OCTOBER 31,
                                                                                                             ------------
                                                               2001             2000            1999             1998(1)
                                                               ----             ----            ----             ----
                                                                                         RETAIL A SHARES
                                                              -----------------------------------------------------------
Net asset value, beginning of period                          $10.46           $9.89           $9.62            $10.00
                                                              ------           -----           -----            ------
Income from investment operations:
     Net investment income (loss)(2)                           0.03(4)         0.04            0.04(4)            --(5)
     Net realized and unrealized gain (loss) on               (0.11)           1.75            0.27             (0.38)
        investments                                           ------           ----            ----             -----

Total from investment operations                              (0.08)           1.79            0.31             (0.38)
                                                              ------           ----            ----             -----
Less distributions:
     Dividends from net investment income                     (0.03)          (0.04)          (0.03)              --
                                                               ----                                             -----
     Distributions from net realized capital gains            (0.33)          (1.18)          (0.01)              --
                                                              ------          ------          ------            -----
Total distributions                                           (0.36)          (1.22)          (0.04)              --
                                                              ------          ------          ------            -----
Net increase (decrease) in net asset value                    (0.44)           0.57            0.27             (0.38)
                                                              ------          ------           -----            -----
Net asset value, end of period                                $10.02          $10.46           $9.89            $9.62
                                                              ======          ======           =====            =====
Total return(3)                                               (0.83)%          21.09%          3.25%            (3.75)%(6)
Ratios/supplemental data:
     Net assets, end of period (in 000s)                     $8,400           $8,505         $8,229            $4,051
Ratios to average net assets:
     Net investment income (loss) including
        reimbursement/waiver                                   0.25%            0.40%          0.41%             0.06%(7)
     Operating expenses including reimbursement/waiver         1.24%            1.20%          1.19%             1.40%(7)
     Operating expenses excluding reimbursement/waiver         1.50%            1.60%          1.63%             2.41%(7)
Portfolio turnover rate                                          81%              81%            79%               30%(6)

------------------------------

(1)  The Fund commenced operations on March 4, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $0.00(4), $0.00, $0.00(4) and $0.00, respectively.

(3)  Calculation does not include the effect of any sales charges.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the year.

(5)  Net investment income per share is less than $0.005.

(6)  Not Annualized.

(7)  Annualized

                            GALAXY EQUITY VALUE FUND
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                            YEARS ENDED OCTOBER 31,
                                                      -----------------------------------------------------------------
                                                        2001          2000           1999           1998           1997
                                                        ----          ----           ----           ----           ----
                                                                                RETAIL A SHARES
                                                      -----------------------------------------------------------------
Net asset value, beginning of period                   $17.05       $18.28         $16.50        $18.21         $15.96
                                                       ------       ------         ------        ------         ------
Income from investment operations:
     Net investment income (loss)(1)                   (0.02)        (0.02)         (0.03)         0.03           0.11
     Net realized and unrealized gain (loss)
         on investments                                (1.66)         1.25           2.42          1.50           4.16
                                                       ------         ----           ----          ----           ----
Total from investment operations                       (1.68)         1.23           2.39          1.53           4.27
                                                       ------         ----           ----          ----           ----
Less distributions:
     Dividends from net investment income                --          (0.01)           --          (0.04)         (0.12)
     Dividends in excess of net investment income        --            --(3)          --             --             --
     Dividends from net realized capital gains         (2.89)        (2.45)         (0.61)        (3.20)         (1.90)
                                                       ------        ------         ------        ------         ------
Total dividends                                        (2.89)        (2.46)         (0.61)        (3.24)         (2.02)
                                                       ------        ------         ------        ------         ------
Net increase (decrease) in net asset value             (4.57)        (1.23)          1.78         (1.71)          2.25
                                                       ------        ------          ----         ------          ----
Net asset value, end of period                         $12.48       $17.05         $18.28       $ 16.50         $18.21
                                                       ======       ======         ======       =======         ======
Total return(2)                                       (10.27)%        7.83%         14.63%         9.88%         29.48%
Ratios/supplemental data:
     Net assets, end of period (in 000s)             $180,435      $226,836       $258,332      $234,730       $182,641
Ratios to average net assets:
     Net investment income (loss) including
         reimbursement/waiver                          (0.17)%       (0.10)%        (0.16)%        0.15%          0.63%
     Operating expenses including
         reimbursement/waiver                           1.39%         1.36%          1.37%         1.37%          1.38%
     Operating expenses excluding
         reimbursement/waiver                           1.40%         1.36%          1.37%         1.37%          1.38%
Portfolio turnover rate                                  127%           72%            75%           82%           111%

------------------------------

(1) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998, and 1997 were $(0.02), $(0.02), $(0.03), $0.03, and $0.11, respectively.

(2)  Calculation does not include the effect of any sales charges.

(3) Dividends in excess of net investment income per share were less than $0.005.

                        GALAXY SMALL COMPANY EQUITY FUND
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                             YEARS ENDED OCTOBER 31,
                                                       ----------------------------------------------------------------
                                                         2001          2000          1999           1998           1997
                                                         ----          ----          -----          ----           ----
                                                                                 RETAIL A SHARES
                                                       ----------------------------------------------------------------
Net asset value, beginning of period                    $21.75       $15.66         $13.63         $20.94        $19.96
                                                        ------       ------         ------         ------        ------
Income from investment operations:
     Net investment income (loss)(1)                    (0.17)        (0.22)         (0.23)         (0.19)        (0.18)
     Net realized and unrealized gain
         (loss) on investments                          (3.23)         6.31           2.26          (4.86)         3.54
                                                        ------         ----           ----          ------         ----
Total from investment operations                        (3.40)         6.09           2.03          (5.05)         3.36
                                                        ------         ----           ----          ------         ----
Less distributions:
     Dividends from net realized capital gains          (3.40)           --            --           (2.26)        (2.38)
     Dividends in excess of net realized capital gains     --(3)         --            --              --            --
                                                        ------         ----         ------         ------        ------
Total dividends                                         (3.40)           --            --           (2.26)        (2.38)
                                                        ------         ----         ------         ------        ------
Net increase (decrease) in net asset value              (6.80)         6.09           2.03          (7.31)         0.98
                                                        ------         ----         ------         ------        ------
Net asset value, end of period                         $14.95        $21.75         $15.66         $13.63        $20.94
                                                       ======        ======         ======         ======        ======
Total return(2)                                        (17.03)%       38.89%         14.89%        (26.26)%       19.08%
Ratios/supplemental data:
     Net assets, end of period (in 000s)              $84,332      $125,427        $87,921        $95,831      $135,593
Ratios to average net assets:
     Net investment loss including
         reimbursement/waiver                           (0.91)%      (0.99)%        (1.41)%         (1.13)%       (1.02)%
     Operating expenses including
         reimbursement/waiver                            1.42%        1.44%          1.53%           1.46%         1.46%
     Operating expenses excluding
         reimbursement/waiver                            1.42%        1.44%          1.54%           1.47%         1.48%
Portfolio turnover rate                                    75%          91%           105%             78%           69%

-----------------------------

(1) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.17), $(0.22), $(0.23), $(0.19) and $(0.18), respectively.

(2)  Calculation does not include the effect of any sales charges.

(3) Dividends in excess of net realized capital gains per share were less than $0.005.

                           GALAXY SHORT-TERM BOND FUND
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                              YEARS ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                              2001          2000         1999        1998         1997
                                                              ----          ----         ----        ----         ----
                                                                                  RETAIL A SHARES
                                                              ----------------------------------------------------------
Net asset value, beginning of period                          $9.86          $9.86       $10.10       $10.01       $9.99
                                                              -----          -----       ------       ------       -----
Income from investment operations:
      Net investment income(1)                                 0.51(3)        0.52(3)      0.49         0.51        0.53
      Net realized and unrealized gain (loss) on
      investments                                              0.42           0.03        (0.25)        0.11        0.02
                                                               ----           ----        -----         ----        ----
Total from investment operations                               0.93           0.55         0.24         0.62        0.55
                                                               ----           ----         ----         ----        ----
Less dividends:
      Dividend from net investment income                    (0.52)          (0.55)       (0.48)       (0.53)      (0.53)
      Dividends from net realized capital gains                 --              --           --           --          --
                                                             ------          ------       ------       ------      -----
Total dividends                                              (0.52)          (0.55)       (0.48)       (0.53)      (0.53)
                                                             ------          ------       ------       ------      -----
Net increase (decrease) in net asset value                    0.41            --          (0.24)        0.09        0.02
                                                              ----          ------       ------      -------     -------
Net asset value, end of period                               $10.27         $ 9.86       $ 9.86      $ 10.10     $ 10.01
                                                             ======         ======       ======      =======     =======
Total return(2)                                               9.62%           5.76%        2.43%        6.42%       5.64%
Ratios/supplemental data:
      Net assets, end of period (in 000s)                  $36,192         $20,394      $24,653      $29,067     $27,961
Ratios to average net assets:
      Net investment income including
      reimbursement/waiver                                    5.06%           5.31%        4.86%        5.07%       5.29%
      Operating expenses including reimbursement/waiver       1.00%           1.06%        1.10%        1.11%       1.00%
      Operating expenses excluding reimbursement/waiver       1.24%           1.29%        1.30%        1.31%       1.21%
Portfolio turnover rate                                        108%            110%         151%         133%        173%

-------------------------------

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998, and 1997 were $0.49(3), $0.50(3), $0.47, $0.49, and $0.51, respectively.

(2)  Calculation does not include the effect of any sales charges.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

                   GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                  YEARS ENDED OCTOBER 31,
                                                     --------------------------------------------------
                                                     2001       2000       1999       1998       1997
                                                     ----       ----       ----       ----       ----
                                                                      RETAIL A SHARES
                                                     --------------------------------------------------
Net asset value, beginning of period                  $9.95      $9.86     $10.50     $10.18     $10.06
                                                      -----      -----     ------     ------     ------
Income from investment operations:
      Net investment income(1)                         0.54       0.55(3)    0.54       0.57       0.59
      Net realized and unrealized gain (loss) on
      investments                                      0.77       0.11      (0.65)      0.34       0.12
                                                       ----       ----      ------      ----       ----
Total from investment operations                       1.31       0.66      (0.11)      0.91       0.71
                                                       ----       ----      ------      ----       ----
Less dividends:
      Dividends from net investment income            (0.54)     (0.57)     (0.53)     (0.59)     (0.59)
                                                      ------     ------     ------     ------     -----
Total dividends                                       (0.54)     (0.57)     (0.53)     (0.59)     (0.59)
                                                      ------     ------     ------     ------     -----
Net increase (decrease) in net asset value             0.77       0.09      (0.64)      0.32       0.12
                                                       ----       ----      ------      ----       ----
Net asset value, end of period                       $10.72      $9.95      $9.86    $ 10.50    $ 10.18
                                                     ======      =====      =====    =======    =======
Total return(2)                                       13.52%      7.01%     (1.11)%     9.22%      7.33%
Ratios/supplemental data:
      Net assets, end of period (in 000s)           $61,224    $47,548    $56,454    $66,865    $65,626
Ratios to average net assets:
      Net investment income including
           reimbursement/waiver                        5.22%      5.63%      5.28%      5.49%      5.90%
      Operating expenses including
           reimbursement/waiver                        0.98%      0.97%      0.97%      1.01%      1.02%
      Operating expenses excluding
           reimbursement/waiver                        1.18%      1.18%      1.17%      1.21%      1.22%
Portfolio turnover rate                                  86%        99%       184%       205%       128%

----------------------------------

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.52, $0.58(3), $0.52, $0.55, and $0.57, respectively.

(2)  Calculation does not include the effect of any sales charges.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

                           GALAXY TAX-EXEMPT BOND FUND
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              YEARS ENDED OCTOBER 31,
                                                 -----------------------------------------------------

                                                  2001       2000       1999        1998        1997
                                                  ----       ----       ----        ----        ----
                                                                 RETAIL A SHARES
                                                 -----------------------------------------------------
Net asset value, beginning of period             $10.68      $10.33     $11.30     $11.06       $10.78
                                                 ------      ------     ------     ------       ------
Income from investment operations:
   Net investment income(1)                        0.46        0.47       0.46       0.48         0.50
   Net realized and unrealized gain
     (loss) on investments                         0.65        0.35      (0.83)      0.34         0.29
                                                   ----        ----      ------      ----         ----
Total from investment operations                   1.11        0.82      (0.37)      0.82         0.79
                                                   ----        ----      ------      ----         ----
Less dividends:
   Dividends from net investment
     income                                       (0.46)      (0.47)     (0.46)     (0.49)       (0.50)
   Distributions from net realized capital
    gains                                            --          --      (0.14)     (0.09)       (0.01)
                                                  ------      ------     ------     ------       -----
Total distributions                               (0.46)      (0.47)     (0.60)     (0.58)       (0.51)
                                                  ------      ------     ------     ------       -----
Net increase (decrease) in net asset
     value                                         0.65        0.35      (0.97)      0.24         0.28
                                                 ------      ------     ------     ------       ------
Net asset value, end of period                   $11.33      $10.68     $10.33     $11.30       $11.06
                                                 ======      ======     ======     ======       ======
Total return(2)                                   10.55%       8.12%     (3.45)%     7.60%        7.49%
Ratios/supplemental data:
   Net assets, end of period (in 000s)          $20,502     $21,229    $25,704    $24,764      $25,465
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver                          4.13%       4.48%      4.25%      4.32%        4.60%
   Operating expenses including
      reimbursement/waiver                         0.92%       0.89%      0.92%      0.94%        0.95%
   Operating expenses excluding
     reimbursement/waiver                          1.13%       1.10%      1.12%      1.15%        1.18%
Portfolio turnover rate                              66%         73%        23%        59%          78%

---------------------------

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.43, $0.45, $0.44, $0.46, and $0.47, respectively.

(2)  Calculation does not include the effect of any sales charges.

[Back Cover Page]

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting your broker-dealer or by calling Galaxy at 1-877-289-4252 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC  20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.

[GRAPHIC]

GALAXY MONEY MARKET FUNDS

THE GALAXY FUND

PROSPECTUS
February 28, 2002

GALAXY MONEY MARKET FUND

GALAXY GOVERNMENT MONEY
MARKET FUND

GALAXY U.S. TREASURY MONEY
MARKET FUND

GALAXY TAX-EXEMPT MONEY
MARKET FUND

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND

GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

RETAIL A SHARES AND RETAIL B SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[LOGO OF GALAXY FUNDS]

CONTENTS


 1  RISK/RETURN SUMMARY
 1  Introduction
 2  Galaxy Money Market Fund
 6  Galaxy Government Money Market Fund
 9  Galaxy U.S. Treasury Money Market Fund
12  Galaxy Tax-Exempt Money Market Fund
15  Galaxy Connecticut Municipal Money Market Fund
18  Galaxy Massachusetts Municipal Money Market Fund
21  Additional information about risk
22  Investor guidelines
23  FUND MANAGEMENT
24  HOW TO INVEST IN THE FUNDS
24  About sales charges
25  Buying, selling and exchanging shares
26     HOW TO BUY SHARES
27     HOW TO SELL SHARES
27     HOW TO EXCHANGE SHARES
28     OTHER TRANSACTION POLICIES
29  DIVIDENDS, DISTRIBUTIONS AND TAXES
31  GALAXY INVESTOR PROGRAMS
31  Retirement plans
31  Other programs
33  HOW TO REACH GALAXY
34  FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION

THIS PROSPECTUS describes the Galaxy Money Market Funds. The Funds invest primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Funds' investment adviser to carry very little risk. Money market instruments purchased by the Funds must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the dollar-weighted average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.

On the following pages, you'll find important information about each Galaxy Money Market Fund including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?


Not all mutual funds are right for all investors. Your investment goals and tolerance for risk will determine which fund is right for you. On page 22, you'll find a table which sets forth general guidelines to help you decide which of the Galaxy Money Market Funds is best suited to you.


THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

[SIDENOTE]

MATURITY

The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.

GALAXY MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund invests in a diversified portfolio of money market instruments, including commercial paper, asset-backed commercial paper, notes and bonds issued by U.S. and foreign corporations, obligations issued by the U.S. Government and its agencies and instrumentalities or by foreign governments and their political subdivisions and instrumentalities, taxable municipal securities and obligations issued by U.S. and foreign banks, such as certificates of deposit. The Fund also invests in repurchase agreements backed by U.S. Government obligations.


The Fund will only buy a security if it has the highest short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.


- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.


- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the fund on a certain date and at a certain price.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The returns for Retail B Shares of the Fund were different than the figures shown because each class of shares has different expenses.

[CHART]

1992          3.54%
1993          2.73%
1994          3.68%
1995          5.29%
1996          4.73%
1997          4.99%
1998          4.96%
1999          4.63%
2000          5.94%
2001          3.70%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, after taking into account any sales charges.


                                                                SINCE
                        1 YEAR     5 YEARS     10 YEARS     INCEPTION
--------------------------------------------------------------------------------
Retail A Shares          3.70%       4.84%        4.42%         5.41% (11/17/86)
Retail B Shares(1)      -2.11%           -            -         3.54% (3/6/97)


(1) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "About Sales Charges" on page 24.


To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

[SIDENOTE]

BEST QUARTER
1.53% for the quarter ending September 30, 2000

WORST QUARTER
0.54% for the quarter ending December 31, 2001

FEES AND EXPENSES OF THE FUND

The Fund offers both Retail A Shares and Retail B Shares. There are no sales charges (sometimes called front-end loads) when you buy Retail A Shares or Retail B Shares of the Fund. However, if you buy Retail B Shares of the Fund, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares.

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                          MAXIMUM SALES CHARGE (LOAD)          MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                   ON PURCHASES SHOWN         SHOWN AS A % OF THE OFFERING PRICE OR
                         AS A % OF THE OFFERING PRICE                 SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------------
Retail A Shares                                  None                                          None
Retail B Shares                                  None                                      5.00%(1)
Retail B Shares                                  None                                      5.50%(2)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                         DISTRIBUTION                    TOTAL FUND
                        MANAGEMENT        AND SERVICE         OTHER       OPERATING
                              FEES       (12b-1) FEES      EXPENSES        EXPENSES
-----------------------------------------------------------------------------------
Retail A Shares           0.40%(3)               None         0.26%        0.66%(3)
Retail B Shares           0.40%(3)           0.75%(4)         0.31%        1.46%(3)


(1) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(2) This amount applies to Retail B Shares acquired in the reorganization of The Pillar Funds into Galaxy if you sell your shares in the first year after purchase of the Pillar Fund Class B Shares held prior to the reorganization and gradually declines to 1% in the sixth year after purchase. Your Retail B Shares will automatically convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares held prior to the reorganization. See "How to invest in the Funds - How sales charges work."

(3) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.36%. Total Fund operating expenses after this waiver are expected to be 0.62% for Retail A Shares and 1.42% for Retail B Shares. This fee waiver may be revised or discontinued at any time.

(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, 0.25% for shareholder liaison services and 0.25% for administrative support services), but will limit such fees to not more than 0.75% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year


- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- if you acquired your Retail B Shares in connection with the reorganization of The Pillar Funds into Galaxy, your Retail B Shares convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares you held prior to the reorganization


-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 YEAR        3 YEARS        5 YEARS         10 YEARS
-----------------------------------------------------------------------------
Retail A Shares            $67           $211           $368             $822
Retail B Shares(1)        $649           $762           $997           $1,329
Retail B Shares(2)        $649           $862         $1,097           $1,529
Retail B Shares(3)        $699           $862           $997           $1,529

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

Retail B Shares(1)        $149           $462           $797           $1,329
Retail B Shares(2)        $149           $462           $797           $1,529
Retail B Shares(3)        $149           $462           $797           $1,529


(1)  Retail B Shares purchased prior to January 1, 2001.

(2)  Retail B Shares purchased on or after January 1, 2001.

(3) Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy.

GALAXY GOVERNMENT MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund invests primarily in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities, and in repurchase agreements backed by these obligations. The Fund may also invest in the obligations of foreign governments and their political subdivisions and instrumentalities and in obligations issued by U.S. and foreign banks, such as certificates of deposit.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although U.S. Government securities have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.


- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.


- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[SIDENOTE]

U.S. GOVERNMENT OBLIGATIONS

U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

[CHART]

1992          3.45%
1993          2.88%
1994          3.73%
1995          5.25%
1996          4.67%
1997          4.89%
1998          4.85%
1999          4.49%
2000          5.78%
2001          3.59%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001.


                                                                SINCE
                      1 YEAR      5 YEARS      10 YEARS     INCEPTION
--------------------------------------------------------------------------------
Retail A Shares        3.59%        4.72%         4.35%         5.34% (11/17/86)


To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

[SIDENOTE]

BEST QUARTER
1.49% for the quarter ending December 31, 2000

WORST QUARTER
0.49% for the quarter ending December 31, 2001

FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                      TOTAL FUND
                       MANAGEMENT        DISTRIBUTION         OTHER    OPERATING
                             FEES        (12b-1) FEES      EXPENSES     EXPENSES
--------------------------------------------------------------------------------
Retail A Shares          0.40%(1)                None         0.28%     0.68%(1)


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.39%. Total Fund operating expenses after this waiver are expected to be 0.67%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                     1 YEAR        3 YEARS        5 YEARS         10 YEARS
--------------------------------------------------------------------------
Retail A Shares         $69           $218           $379             $847

GALAXY U.S. TREASURY MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in securities issued or guaranteed by the U.S. Treasury and certain U.S. Government agencies and instrumentalities that provide income that is generally not subject to state income tax. Under normal circumstances, the Fund invests at least 65% of its total assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.




[SIDENOTE]

U.S. TREASURY OBLIGATIONS

U.S. Treasury obligations are among the safest of all investments because they are backed by the "full faith and credit" of the U.S. Government.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

[CHART]

1992          3.39%
1993          2.74%
1994          3.58%
1995          5.05%
1996          4.59%
1997          4.70%
1998          4.63%
1999          4.20%
2000          5.47%
2001          3.47%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001.


                                                               SINCE
                       1 YEAR      5 YEARS     10 YEARS    INCEPTION
--------------------------------------------------------------------------------
Retail A Shares         3.47%        4.49%        4.18%         4.31% (1/22/91)


To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

[SIDENOTE]

BEST QUARTER
1.44% for the quarter ending December 31, 2000

WORST QUARTER
0.47% for the quarter ending December 31, 2001

FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                      TOTAL FUND
                         MANAGEMENT    DISTRIBUTION          OTHER     OPERATING
                               FEES     (12b-1) FEES      EXPENSES      EXPENSES
--------------------------------------------------------------------------------
Retail A Shares               0.37%             None         0.25%         0.62%


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                             1 YEAR          3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Retail A Shares                 $63             $199          $346          $774

GALAXY TAX-EXEMPT MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.




[SIDENOTE]

MUNICIPAL SECURITIES

State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

TYPES OF MUNICIPAL SECURITIES

GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue securities since they are typically payable by the private user of the facilities financed by the bonds.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

[CHART]

1992          2.46%
1993          2.01%
1994          2.27%
1995          3.19%
1996          2.78%
1997          2.99%
1998          2.81%
1999          2.59%
2000          3.45%
2001          2.23%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001.


                                                                 SINCE
                       1 YEAR      5 YEARS      10 YEARS     INCEPTION
--------------------------------------------------------------------------------
Retail A Shares         2.23%        2.81%         2.68%         3.34% (6/23/88)


To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

[SIDENOTE]

BEST QUARTER
0.92% for the quarter ending December 31, 2000

WORST QUARTER
0.34% for the quarter ending December 31, 2001

FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                      TOTAL FUND
                         MANAGEMENT     DISTRIBUTION         OTHER     OPERATING
                               FEES     (12b-1) FEES      EXPENSES      EXPENSES
--------------------------------------------------------------------------------
Retail A Shares            0.40%(1)             None         0.22%      0.62%(1)


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.37%. Total Fund operating expenses after this waiver are expected to be 0.59%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                             1 YEAR          3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Retail A Shares                 $63             $199          $346          $774


[SIDENOTE]

TAX-EQUIVALENT YIELD

One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose you are in the 35% federal income tax bracket. If you earn 10% on a taxable fund, the fund's return after taxes will be 6.5%. On the other hand, if you earn 6.5% on a tax-exempt fund, your after-tax return is also 6.5% because you pay no federal income taxes on the tax-exempt fund's returns. So, you are better off if you can earn more than 6.5% on a tax-exempt fund than if you earn a 10% return on a taxable fund after federal income taxes. However, the lower your federal income tax bracket, the less likely it is that you will enjoy a higher after-tax return from a tax-exempt fund than from a taxable fund.

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and the Connecticut state income tax on individuals, trusts and estates, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other government issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.


Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Since the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


The Fund began operations on October 4, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of the Fund has varied from year to year.

[CHART]

1994          1.99%
1995          2.97%
1996          2.78%
1997          2.98%
1998          2.77%
1999          2.53%
2000          3.31%
2001          1.98%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, after taking into account any sales charges on Investment Shares of the Predecessor Fund.


                                                                SINCE
                               1 YEAR         5 YEARS       INCEPTION
--------------------------------------------------------------------------------
Retail A Shares                 1.98%           2.71%           2.64% (10/04/93)


To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

[SIDENOTE]

BEST QUARTER
0.87% for the quarter ending December 31, 2000

WORST QUARTER
0.30% for the quarter ending December 31, 2001

FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                      TOTAL FUND
                         MANAGEMENT     DISTRIBUTION         OTHER     OPERATING
                               FEES     (12b-1) FEES      EXPENSES      EXPENSES
--------------------------------------------------------------------------------
Retail A Shares               0.40%             None         0.22%         0.62%


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                             1 YEAR          3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Retail A Shares                 $63             $199          $346          $774

GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal regular income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and commercial paper.


Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Since the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on October 5, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of the Fund has varied from year to year.

[CHART]

1994          2.15%
1995          3.23%
1996          2.78%
1997          2.96%
1998          2.79%
1999          2.56%
2000          3.42%
2001          2.18%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001.


                                                                SINCE
                         1 YEAR            5 YEARS          INCEPTION
--------------------------------------------------------------------------------
Retail A Shares           2.18%              2.78%              2.73% (10/05/93)


To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

[SIDENOTE]

BEST QUARTER
0.91% for the quarter ending December 31, 2000

WORST QUARTER
0.34% for the quarter ending December 31, 2001

FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                      TOTAL FUND
                                        DISTRIBUTION         OTHER     OPERATING
                    MANAGEMENT FEES     (12b-1) FEES      EXPENSES      EXPENSES
--------------------------------------------------------------------------------
Retail A Shares               0.40%             None         0.19%         0.59%


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                             1 YEAR          3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Retail A Shares                 $60             $189          $329          $738

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Money Market Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and, in the case of the Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund, short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of each Fund's total assets. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS


This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

INVESTOR GUIDELINES

The table below provides information as to which type of investor might want to invest in each of the Galaxy Money Market Funds. It's meant as a general guide only. TAX-EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS. Consult your investment professional for help in deciding which Fund is right for you.

GALAXY FUND                             MAY BE BEST SUITED FOR...
--------------------------------------------------------------------------------
Galaxy Money Market Fund                investors who want a flexible and
                                        convenient way to manage cash while
                                        earning money market returns

Galaxy Government                       investors who want a way to earn money
Money Market Fund                       market returns with the extra margin of
                                        safety associated with U.S. Government
                                        obligations

Galaxy U.S. Treasury                    investors who want a way to earn money
Money Market Fund                       market returns from U.S. Treasury
                                        obligations that are generally free from state and local taxes

Galaxy Tax-Exempt                       investors who want a way to earn money
Money Market Fund                       market returns that are free from
                                        federal income tax

Galaxy Connecticut Municipal            investors who want a way to earn money
Money Market Fund                       market returns that are free from both
                                        regular federal income tax and the
                                        Connecticut state income tax on
                                        individuals, trusts and estates

Galaxy Massachusetts Municipal          investors who want a way to earn money
Money Market Fund                       market returns that are free from both
                                        regular federal income tax and
                                        Massachusetts personal income tax

FUND MANAGEMENT

ADVISER


The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for, all purchases and sales of portfolio securities, and maintains related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


                                                               MANAGEMENT FEE
FUND                                             AS A % OF AVERAGE NET ASSETS
-----------------------------------------------------------------------------
Money Market Fund                                                       0.36%
Government Money Market Fund                                            0.39%
U.S. Treasury Money Market Fund                                         0.37%
Tax-Exempt Money Market Fund                                            0.37%
Connecticut Municipal Money Market Fund                                 0.40%
Massachusetts Municipal Money Market Fund                               0.40%

HOW TO INVEST IN THE FUNDS

All of the Funds offer Retail A Shares. The Money Market Fund also offers Retail B Shares.

ABOUT SALES CHARGES

There are no sales charges (sometimes called front-end loads) when you buy either Retail A Shares or Retail B Shares of a Fund. If you buy Retail B Shares of the Money Market Fund, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares.

If you bought Retail B Shares of the Money Market Fund prior to January 1, 2001, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased prior to January 1, 2001:

IF YOU SELL YOUR SHARES                                     YOU'LL PAY A CDSC OF
--------------------------------------------------------------------------------
during the first year                                                      5.00%
during the second year                                                     4.00%
during the third year                                                      3.00%
during the fourth year                                                     3.00%
during the fifth year                                                      2.00%
during the sixth year                                                      1.00%
after the sixth year                                                        None

If you buy Retail B Shares of the Money Market Fund on or after January 1, 2001, you won't pay a CDSC unless you sell your shares within seven years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased on or after January 1, 2001.

IF YOU SELL YOUR SHARES                                     YOU'LL PAY A CDSC OF
--------------------------------------------------------------------------------
during the first year                                                      5.00%
during the second year                                                     4.00%
during the third year                                                      4.00%
during the fourth year                                                     4.00%
during the fifth year                                                      3.00%
during the sixth year                                                      2.00%
during the seventh year                                                    1.00%
after the seventh year                                                      None

If you acquired Retail B Shares of the Galaxy Money Market Fund in connection with the reorganization of The Pillar Funds into Galaxy, you won't pay a CDSC unless you sell your shares within six years of your purchase of the Pillar Fund Class B Shares you held prior to the reorganization. The following table shows the schedule of CDSC charges for Retail B Shares acquired in connection with the reorganization of The Pillar Funds into Galaxy:

IF YOU SELL YOUR SHARES                                     YOU'LL PAY A CDSC OF
--------------------------------------------------------------------------------
during the first year                                                      5.50%
during the second year                                                     5.00%
during the third year                                                      4.00%
during the fourth year                                                     3.00%
during the fifth year                                                      2.00%
during the sixth year                                                      1.00%
during the seventh year                                                     None
after the seventh year                                                      None

For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. Galaxy will then sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions. In addition, there's no CDSC when Retail B Shares of the Money Market Fund are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your financial adviser or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-289-4252.

[SIDENOTE]

CHOOSING A SHARE CLASS

Retail B Shares of the Money Market Fund have higher operating expenses than Retail A Shares of the Fund and may not be appropriate for investors who do not plan to exchange their Retail B Shares for Retail B Shares of another Galaxy Fund.

NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES


Retail A Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets (consisting of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). The Funds do not intend to pay more than 0.10% in shareholder service fees with respect to Retail A Shares during the current fiscal year.


Retail B Shares of the Money Market Fund can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of the Fund's Retail B Share assets. The Fund does not intend to pay more than 0.75% in distribution and shareholder service (12b-1) fees during the current fiscal year. Galaxy has adopted a plan under Rule 12b-1 that allows the Money Market Fund to pay fees from its Retail B Share assets for selling and distributing Retail B Shares and for providing services to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

CONVERTING RETAIL B SHARES TO RETAIL A SHARES


If you bought Retail B Shares of the Money Market Fund prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund six years after purchase. If you buy Retail B Shares of the Money Market Fund on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund eight years after purchase. If you acquired your Retail B Shares of the Money Market Fund in connection with the reorganization of The Pillar Funds into Galaxy, your Retail B Shares will automatically convert to Retail A Shares eight years after you purchased the Pillar Fund Class B Shares that you held prior to the reorganization. This allows you to benefit from the lower annual expenses of Retail A Shares.


BUYING, SELLING AND EXCHANGING SHARES


You can buy and sell Retail A Shares and Retail B Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open for business. These entities are generally open every Monday through Friday, except national holidays. During certain emergency closings of the New York Stock Exchange, however, a Fund may open for business if it can maintain its operations. In this event, a Fund will determine its net asset value (NAV) per share as described below. To determine if a Fund is open for business on a day when there is an emergency closing of the New York Stock Exchange, please call Galaxy at 1-877-289-4252.


If your order to buy shares is received and accepted by Galaxy's distributor by 11:00 a.m. (Eastern time) on a business day, the price you pay will be the net asset value (NAV) per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by

[SIDENOTE]

MINIMUM INVESTMENT AMOUNTS

The minimum initial investment to open a Fund account is:

-    $2,500 for regular accounts

-    $500 for retirement plan accounts such as IRA, SEP and Keogh Plan accounts

-    $100 for college savings accounts, including Education IRA accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program or in a salary reduction retirement plan such as a SIMPLE IRA or 401(k). You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account other than retirement plan accounts. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

11:00 a.m. that day. If your order to purchase shares is received and accepted by Galaxy's distributor after 11:00 a.m. (Eastern time) but before 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares is the NAV per share next determined after receipt of your order in proper form as described below, less any applicable CDSC in the case of Retail B Shares of the Money Market Fund. NAV is determined on each business day as of 11:00 a.m. (Eastern time) and at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time).


The Funds' assets are valued at amortized cost, which is approximately equal to market value.

HOW TO BUY SHARES

You can buy shares through your financial adviser or directly from Galaxy's distributor by calling 1-877-289-4252. A financial adviser who places orders on your behalf may charge you a separate fee for their services.

If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. The financial adviser holds the shares in your name and receives all confirmations of purchases and sales. For details, please contact your financial adviser.

You can also buy shares directly from Galaxy's distributor in any of the following ways:

BUYING BY MAIL

Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable slip that's included with your Galaxy statement or your confirmation of a prior transaction

- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, we'll cancel your order.

BUYING BY WIRE

To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
100 Federal Street
Boston, MA 02110
ABA #0110-0013-8
DDA #79673-5702
Ref: The Galaxy Fund
(Account number)
(Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-289-4252 for an account application.

Your bank or other financial institution may charge you a fee for sending funds by wire.

HOW TO SELL SHARES

You can sell your shares in several ways: through your financial adviser or directly through Galaxy's distributor by mail, by telephone, or by wire.

If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. The financial adviser is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.

You can also sell shares directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL

Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You must include the following:

-    The name of the Fund

-    The number of shares or the dollar amount you want to sell

-    Your account number

-    Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

SELLING BY PHONE

You can sell shares by calling Galaxy's distributor at 1-877-289-4252 unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE

Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any bank or financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

HOW TO EXCHANGE SHARES

You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing

[SIDENOTE]

SIGNATURE GUARANTEES

When selling your shares by mail or by phone, you must have your signature guaranteed if:

-    you're selling shares worth more than $50,000,

- you want Galaxy to send your money to an address other than the address on your account, unless your money is transferred to a successor custodian,

- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or

-    you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

account. Unless you qualify for a waiver, you'll have to pay a sales charge when you exchange Retail A Shares of a Fund for Retail A Shares of another Galaxy Fund that imposes a sales charge on purchases.

You may exchange Retail B Shares of the Money Market Fund for Retail B Shares of any other Galaxy Fund. You won't pay a contingent deferred sales charge when you exchange your Retail B Shares. However, when you sell the Retail B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.

TO EXCHANGE SHARES:

-    ask your financial adviser

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-289-4252

-    send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

Galaxy doesn't charge any fee for making exchanges but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege by giving 60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares, but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days, but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

MONEY MARKET, GOVERNMENT MONEY MARKET AND U.S. TREASURY MONEY MARKET FUNDS

Distributions by these Funds will generally be taxable to shareholders. Each of these Funds expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

TAX-EXEMPT MONEY MARKET, CONNECTICUT MUNICIPAL MONEY MARKET AND MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS

Distributions by these Funds will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. It is possible, depending upon a Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains, but none of these Funds expects that this will be the case.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by one or more of these Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

CONNECTICUT MUNICIPAL MONEY MARKET FUND


This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from the Connecticut state income tax on individuals, trusts and estates (CSIT). However, dividends, if any, derived from interest on securities other than Connecticut municipal securities, or from capital gains, will be subject to the CSIT, except that dividends derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be subject to the CSIT if paid on Fund shares held as capital assets.


MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from Massachusetts personal income tax. However, dividends, if any, derived from interest on securities other than Massachusetts municipal securities, or from any capital gains, will be subject to Massachusetts personal income tax.

ALL FUNDS

Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

OTHER STATE AND LOCAL TAXES

Generally, shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, or localities within a state.


MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY INVESTOR PROGRAMS

RETIREMENT PLANS

Retail A Shares and Retail B Shares of the Funds are available for purchase in connection with any of the following retirement plans:

- Individual Retirement Arrangements (IRAs), including Traditional, Roth, Rollover and Education IRAs

-    Simplified Employee Pension Plans (SEPs)

-    Keogh money purchase and profit sharing plans

- Salary reduction retirement plans set up by employers for their employees, which are qualified under Sections 401(k) and 403(B) of the Internal Revenue Code

- SIMPLE IRA plans which are qualified under Section 408(p) of the Internal Revenue Code.

Please note that tax-exempt funds are generally not appropriate investments for retirement plan accounts.

For information about eligibility requirements and other matters concerning these plans and to obtain an application, call your financial adviser or Galaxy's distributor at 1-877-289-4252.

OTHER PROGRAMS

It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's distributor at 1-877-289-4252.

AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 a quarter.

PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.

COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an Education IRA account. The minimum for initial and additional investments in an Education IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.

CHECKWRITING

You can sign up for Galaxy's checkwriting privilege by completing the signature card that accompanies the account application or by writing or calling Galaxy's distributor at 1-877-289-4252 to obtain a signature card. There is no limit on the number of checks you can write each month, although each check must be in an amount of at least $250. Galaxy may impose a fee for use of the checkwriting privilege. Please note that you can't write a check to close your account.

DIRECT DEPOSIT PROGRAM

This program lets you deposit your Social Security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares of the Money Market Fund made through the plan that don't annually exceed 12% of your account's value.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by calling your financial adviser or writing to Galaxy at:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

Please allow at least five days for the cancellation to be processed.

HOW TO REACH GALAXY

THROUGH YOUR FINANCIAL ADVISER

Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.

GALAXY SHAREHOLDER SERVICES


Call Galaxy's distributor at 1-877-289-4252, Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.


INVESTCONNECT


InvestConnect is Galaxy's Shareholder Voice Response System. Call 1-877-289-4252 from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week. InvestConnect may not be available to you if you invest in Galaxy Funds through a financial adviser.


If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.

THE INTERNET

Please visit Galaxy's Web site at: www.galaxyfunds.com

[SIDENOTE]

HEARING IMPAIRED

Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS


The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Retail A Shares and/or Retail B Shares for the past five years (or the period since a particular class of shares was first offered). Certain information reflects the financial performance of a single Retail A Share or Retail B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares and/or Retail B Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998 and 1997 was audited by Galaxy's former auditors.


As discussed above in "Risk/return summary -- Connecticut Municipal Money Market Fund," prior to December 4, 1995, the predecessor to the Connecticut Municipal Money Market Fund (Predecessor Fund) offered and sold two classes of shares, Investment Shares and Trust Shares. Investment Shares of the Predecessor Fund were similar to the Retail A Shares which the Connecticut Municipal Money Market Fund currently offers. Accordingly, Trust Shares of the Predecessor Fund have not been included in the financial highlights table for the Connecticut Municipal Money Market Fund set forth below.

GALAXY MONEY MARKET FUND

(For a share outstanding throughout each period)


                                                            YEARS ENDED OCTOBER 31,
                                --------------------------------------------------------------------------------
                                           2001                       2000                        1999
                                ------------------------    -----------------------     -----------------------
                                RETAIL A      RETAIL B      RETAIL A      RETAIL B      RETAIL A      RETAIL B
                                 SHARES        SHARES        SHARES        SHARES        SHARES        SHARES
-----------------------------  ----------     ---------    ----------     ---------    ----------     ---------
Net asset value,
beginning of period            $     1.00     $    1.00    $     1.00     $    1.00    $     1.00     $    1.00

INCOME FROM INVESTMENT
OPERATIONS:
   Net investment income(2)          0.04          0.04          0.06          0.05          0.04          0.04

LESS DIVIDENDS:
   Dividends from net
   investment income                (0.04)        (0.04)        (0.06)        (0.05)        (0.04)        (0.04)
-----------------------------  ----------     ---------    ----------     ---------    ----------     ---------
Net increase (decrease)
in net asset value                      -             -             -             -             -             -

Net asset value,
end of period                  $     1.00     $    1.00    $     1.00     $    1.00    $     1.00     $    1.00
=============================  ==========     =========    ==========     =========    ==========     =========
Total return(3)                      4.40%         3.60%         5.77%         5.01%         4.54%         3.85%

RATIOS/SUPPLEMENTAL DATA:
   Net assets,
   end of period (in 000s)     $3,140,116     $   7,681    $2,785,840     $   2,325    $2,434,662     $   2,485

RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income including
   reimbursements/waiver             4.28%         3.50%         5.65%         4.93%         4.45%         3.81%

   Operating expenses
   including reimbursements/
   waiver                            0.62%         1.40%         0.63%         1.35%         0.65%         1.29%

   Operating expenses
   excluding reimbursements/
   waiver                            0.66%         1.46%         0.69%         1.46%         0.69%         1.41%

                                             YEARS ENDED OCTOBER 31,
                                ---------------------------------------------------
                                          1998                         1997
                                -----------------------     -----------------------
                                RETAIL A      RETAIL B      RETAIL A      RETAIL B
                                 SHARES        SHARES        SHARES       SHARES(1)
-----------------------------  ----------    ----------    ----------     ---------
Net asset value,
beginning of period            $     1.00    $     1.00    $     1.00     $    1.00

INCOME FROM INVESTMENT
OPERATIONS:
   Net investment income(2)          0.05          0.04          0.05          0.03

LESS DIVIDENDS:
   Dividends from net
   investment income                (0.05)        (0.04)        (0.05)        (0.03)
-----------------------------  ----------    ----------    ----------     ---------
Net increase (decrease)
in net asset value                      -             -             -             -

Net asset value,
end of period                  $     1.00    $     1.00    $     1.00     $    1.00
=============================  ==========    ==========    ==========     =========
Total return(3)                      5.04%         4.33%         4.93%         2.66%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets,
   end of period (in 000s)     $2,139,213    $    1,607    $1,877,889     $     749

RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income including
   reimbursements/waiver             4.94%         4.26%         4.85%         4.27%(5)

   Operating expenses
   including reimbursements/
   waiver                            0.67%         1.35%         0.69%         1.38%(5)

   Operating expenses
   excluding reimbursements/
   waiver                            0.71%         1.39%         0.73%         1.42%(5)


(1)  The Fund began offering Retail B Shares on March 6, 1997.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998, and 1997 were $0.04, $0.06, $0.04, $0.05 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999 and 1998 and the period ended October 31, 1997 were $0.04, $0.05, $0.04, $0.04 and $0.03, respectively.

(3) Calculation does not include the effect of any sales charge for Retail B Shares.

(4)  Not annualized.

(5)  Annualized.

GALAXY GOVERNMENT MONEY MARKET FUND


(For a share outstanding throughout each period)


                                                                  YEARS ENDED OCTOBER 31,
                                             -----------------------------------------------------------------
                                                2001          2000          1999          1998          1997
                                             ---------     ---------     ---------     ---------     ---------
                                                                      RETAIL A SHARES
------------------------------------------   ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period         $    1.00     $    1.00     $    1.00     $    1.00     $    1.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)                     0.04          0.05          0.04          0.05          0.05

LESS DIVIDENDS:
     Dividends from net investment income        (0.04)        (0.05)        (0.04)        (0.05)        (0.05)
------------------------------------------   ---------     ---------     ---------     ---------     ---------
Net increase (decrease) in net asset value           -             -             -             -             -

Net asset value, end of period               $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
==========================================   =========     =========     =========     =========     =========
Total return                                      4.30%         5.61%         4.39%         4.94%         4.85%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000s)     $ 357,902     $ 333,272     $ 348,758     $ 352,799     $ 350,513

RATIOS TO AVERAGE NET ASSETS:
     Net investment income including
     reimbursements/waiver                        4.25%         5.44%         4.32%         4.84%         4.74%

     Operating expenses including
     reimbursements/waiver                        0.67%         0.68%         0.69%         0.70%         0.71%

     Operating expenses excluding
     reimbursements/waiver                        0.68%         0.69%         0.71%         0.71%         0.72%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.04, $0.05, $0.04, $0.05 and $0.05, respectively.

GALAXY U.S. TREASURY MONEY MARKET FUND

(For a share outstanding throughout each period)


                                                                  YEARS ENDED OCTOBER 31,
                                             -----------------------------------------------------------------
                                                2001          2000          1999          1998          1997
                                             ---------     ---------     ---------     ---------     ---------
                                                                      RETAIL A SHARES
------------------------------------------   ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period         $    1.00     $    1.00     $    1.00     $    1.00     $    1.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)                     0.04          0.05          0.04          0.05          0.05

LESS DIVIDENDS:
     Dividends from net investment income        (0.04)        (0.05)        (0.04)        (0.05)        (0.05)
------------------------------------------   ---------     ---------     ---------     ---------     ---------
Net increase (decrease) in net asset value           -             -             -             -             -

Net asset value, end of period               $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
==========================================   =========     =========     =========     =========     =========
Total return                                      4.16%         5.26%         4.14%         4.73%         4.67%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000s)     $ 894,962     $ 544,741     $ 584,364     $ 559,053     $ 585,969

RATIOS TO AVERAGE NET ASSETS:
     Net investment income including
     reimbursements/waiver                        3.99%         5.17%         4.06%         4.63%         4.58%

     Operating expenses including
     reimbursements/waiver                        0.62%         0.65%         0.67%         0.68%         0.69%

     Operating expenses excluding
     reimbursements/waiver                        0.62%         0.65%         0.67%         0.68%         0.70%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.04, $0.05, $0.04, $0.05 and $0.05, respectively.

GALAXY TAX-EXEMPT MONEY MARKET FUND

(For a share outstanding throughout each period)


                                                                  YEARS ENDED OCTOBER 31,
                                             -----------------------------------------------------------------
                                                2001          2000          1999          1998          1997
                                             ---------     ---------     ---------     ---------     ---------
                                                                      RETAIL A SHARES
------------------------------------------   ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period         $    1.00     $    1.00     $    1.00     $    1.00     $    1.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)                     0.03          0.03          0.02          0.03          0.03

LESS DIVIDENDS:
     Dividends from net investment income        (0.03)        (0.03)        (0.02)        (0.03)        (0.03)
------------------------------------------   ---------     ---------     ---------     ---------     ---------
Net increase (decrease) in net asset value           -             -             -             -             -

Net asset value, end of period               $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
==========================================   =========     =========     =========     =========     =========
Total return                                      2.63%         3.33%         2.53%         2.89%         2.95%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000s)     $ 289,155     $ 215,914     $ 160,057     $ 164,340     $ 151,907

RATIOS TO AVERAGE NET ASSETS:
     Net investment income including
     reimbursements/waiver                        2.58%         3.39%         2.51%         2.85%         2.92%

     Operating expenses including
     reimbursements/waiver                        0.59%         0.62%         0.66%         0.67%         0.68%

     Operating expenses excluding
     reimbursements/waiver                        0.62%         0.64%         0.66%         0.67%         0.69%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.03, $0.03, $0.02, $0.03 and $0.03, respectively.

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND

(For a share outstanding throughout each period)


                                                                  YEARS ENDED OCTOBER 31,
                                             -----------------------------------------------------------------
                                                2001          2000          1999          1998          1997
                                             ---------     ---------     ---------     ---------     ---------
                                                                      RETAIL A SHARES
------------------------------------------   ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period         $    1.00     $    1.00     $    1.00     $    1.00     $    1.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)                     0.02          0.03          0.02          0.03          0.03

LESS DIVIDENDS:
     Dividends from net investment income        (0.02)        (0.03)        (0.02)        (0.03)        (0.03)
------------------------------------------   ---------     ---------     ---------     ---------     ---------
Net increase (decrease) in net asset value           -             -             -             -             -

Net asset value, end of period               $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
==========================================   =========     =========     =========     =========     =========
Total return                                      2.39%         3.21%         2.47%         2.87%         2.94%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000s)     $ 273,925     $ 262,149     $ 243,051     $ 165,186     $ 137,095

RATIOS TO AVERAGE NET ASSETS:
     Net investment income including
     reimbursements/waiver                        2.36%         3.17%         2.44%         2.83%         2.91%

     Operating expenses including
     reimbursements/waiver                        0.62%         0.62%         0.62%         0.62%         0.60%

     Operating expenses excluding
     reimbursements/waiver                        0.62%         0.64%         0.65%         0.65%         0.65%


(1) Net investment per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.02, $0.03,
     $0.02, $0.03 and $0.03, respectively.

GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

(For a share outstanding throughout each period)


                                                                  YEARS ENDED OCTOBER 31,
                                             -----------------------------------------------------------------
                                                2001          2000          1999          1998          1997
                                             ---------     ---------     ---------     ---------     ---------
                                                                      RETAIL A SHARES
------------------------------------------   ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period         $    1.00     $    1.00     $    1.00     $    1.00     $    1.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)                     0.03          0.03          0.02          0.03          0.03

LESS DIVIDENDS:
     Dividends from net investment income        (0.03)        (0.03)        (0.02)        (0.03)        (0.03)
------------------------------------------   ---------     ---------     ---------     ---------     ---------
Net increase (decrease) in net asset value           -             -             -             -             -

Net asset value, end of period               $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
==========================================   =========     =========     =========     =========     =========
Total return                                      2.59%         3.31%         2.50%         2.86%         2.92%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000s)     $ 521,739     $ 480,835     $ 241,611     $ 127,922     $  80,966

RATIOS TO AVERAGE NET ASSETS:
     Net investment income including
     reimbursements/waiver                        2.55%         3.32%         2.48%         2.81%         2.90%

     Operating expenses including
     reimbursements/waiver                        0.59%         0.62%         0.62%         0.62%         0.61%

     Operating expenses excluding
     reimbursements/waiver                        0.59%         0.63%         0.65%         0.68%         0.69%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.03, $0.03,
     $0.02, $0.03 and $0.03, respectively.

                       This page intentionally left blank

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is
811-4636.



PROGALMM 2/28/02

[Front cover page]
Galaxy New York Municipal Money Market Fund
The Galaxy Fund


Prospectus
February 28, 2002

Galaxy New York Municipal Money Market Fund


Retail A Shares


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents

1        Galaxy New York Municipal Money Market Fund
5        Additional information about risk

6        Fund management

7        How to invest in the Fund
7        About sales charges
7        Buying, selling and exchanging shares
8             How to buy shares
9             How to sell shares
11            How to exchange shares
12            Other transaction policies

13       Dividends, distributions and taxes

15       Galaxy investor programs

17       How to reach Galaxy

18       Financial highlights


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RISK/RETURN SUMMARY

Galaxy New York Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and New York State and New York City personal income tax, consistent with relative stability of principal and liquidity.

[Sidenote:]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose you are in the 35% federal income tax bracket. If you earn 10% on a taxable fund, the fund's return after taxes will be 6.5%. On the other hand, if you earn 6.5% on a tax-exempt fund, your after-tax return is also 6.5% because you pay no federal income taxes on the tax-exempt fund's returns. So, you are better off if you can earn more than 6.5% on a tax-exempt fund than if you earn a 10% return on a taxable fund after federal income taxes. However, the lower your federal income tax bracket, the less likely it is that you will enjoy a higher after-tax return from a tax-exempt fund than from a taxable fund.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Fund's investment adviser to carry very little risk. Money market instruments purchased by the Fund must meet strict requirements as to investment quality, maturity and diversification. The Fund doesn't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the dollar-weighted average maturity of all securities held by the Fund must be 90 days or less. The Fund tries to maintain its share price at $1.00 to protect your investment from loss.

[Sidenote:]
MATURITY
The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as the Fund.

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in New York municipal securities, which are securities issued by or on behalf of the State of New York and other government issuers and that pay interest which is exempt from federal regular income tax and New York State and New York City personal income tax. Under normal conditions, the Fund

                                   1

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will invest no more than 20% of its total assets in taxable obligations, such as
U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

[Sidenote:]
TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue securities since they are typically payable by the private user of the facilities financed by the bonds.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

                                   2

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-    LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance. As a result, this fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the amount of the fund's income that is subject to New York taxes could increase. Other considerations affecting the Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.
- SHARE PRICE - An investment in the Fund isn't a bank deposit and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

No performance information is presented because the Fund had not commenced operations prior to the date of this prospectus.

                                   3

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FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


                                                                            TOTAL
                                                                            FUND
                        MANAGEMENT FEES   DISTRIBUTION        OTHER         OPERATING
                                          (12b-1) FEES        EXPENSES      EXPENSES
                        ---------------   ------------        -----         --------
Retail A Shares         0.40%             None                0.25%(1)      0.65%

----------
(1)  Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 YEAR                3 YEARS
                        ------                -------
Retail A Shares         $66                   $208


                                   4

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ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in the Galaxy New York Municipal Money Market Fund have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

The Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of the Fund's total assets. This strategy could prevent the Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS

This prospectus describes the Fund's main investment strategies and the particular types of securities in which the Fund mainly invests. The Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goals. These supplemental investment strategies, which are not considered to be main investment strategies of the Fund - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

                                   5

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FUND MANAGEMENT

ADVISER


Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for the Fund. The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for, all purchases and sales of portfolio securities, and maintains related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES

The Adviser is entitled to receive advisory fees with respect to the New York Municipal Money Market Fund at the annual rate of .40% of the first $750,000,000 of the Fund's average daily net assets plus .35% of average daily net assets in excess of $750,000,000.

                                   6

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HOW TO INVEST IN THE FUND

ABOUT SALES CHARGES

There are no sales charges (sometimes called front-end loads) when you buy Retail A Shares of the Fund.

SHAREHOLDER SERVICE FEES


Retail A Shares of the Fund can pay shareholder service fees at an annual rate of up to 0.50% of the Fund's Retail A Share assets (consisting of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). The Fund does not intend to pay more than 0.10% in shareholder service fees with respect to Retail A Shares during the current fiscal year.


[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares, minus the value of the Fund's liabilities attributable to Retail A Shares, divided by the number of Retail A Shares held by investors.

BUYING, SELLING AND EXCHANGING SHARES


You can buy and sell Retail A Shares of the Fund on any day that the Fund is open for business, which is any day the New York Stock Exchange, the New York Federal Reserve Bank and the principal bond markets (as recommended by the Bond Market Association) are open. These entities are generally open every Monday through Friday, except national holidays. During certain emergency closings of the New York Stock Exchange, however, the Fund may open for business if it can maintain its operations. In this event, a Fund will determine its net asset value (NAV) per share as described below. To determine if the Fund is open for business on a day when there is an emergency closing of the New York Stock Exchange, please call Galaxy at 1-877-289-4252.

If your order to buy shares is received and accepted by Galaxy's distributor by 11:00 a.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 11:00 a.m. that day. If your order to purchase shares is received and accepted by Galaxy's distributor after 11:00 a.m. (Eastern time) but before 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell

                                   7

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shares is the NAV per share next determined after receipt of your order in proper form as described below. NAV is determined on each business day as of 11:00 a.m. (Eastern time) and at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time).


The Fund's assets are valued at amortized cost, which is approximately equal to market value.

HOW TO BUY SHARES

You can buy shares through your financial adviser or directly from Galaxy's distributor by calling 1-877-289-4252. A financial adviser who places orders on your behalf may charge you a separate fee for their services.

If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. The financial adviser holds the shares in your name and receives all confirmations of purchases and sales. For details, please contact your financial adviser.

You can also buy shares directly from Galaxy's distributor in any of the following ways:

BUYING BY MAIL
Complete an account application and mail it, together with a check payable to the Fund, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable slip that's included with your Galaxy statement or your confirmation of a prior transaction
- A letter stating the amount of your investment, the name of the Fund, and your account number.

If your check is returned because of insufficient funds, we'll cancel your order.

                                   8

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[Sidenote:]
MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is:
-    $2,500 for regular accounts
-    $500 for retirement plan accounts such as IRA, SEP and Keogh Plan accounts
-    $100 for college savings accounts, including Education IRA accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program or in a salary reduction retirement plan such as a SIMPLE IRA or 401(k). You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account other than retirement plan accounts. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

BUYING BY WIRE
To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
100 Federal Street
Boston, MA  02110
ABA #0110-0013-8
DDA #79673-5702
Ref:  The Galaxy Fund
(Account number)
(Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-289-4252 for an account application.

Your bank or other financial institution may charge you a fee for sending funds by wire.

HOW TO SELL SHARES

You can sell your shares in several ways: through your financial adviser or directly through Galaxy's distributor by mail, by telephone, or by wire.

If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. The financial adviser is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.

You can also sell shares directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You must include the following:
-    The name of the Fund
-    The number of shares or the dollar amount you want to sell
-    Your account number
-    Your Social Security number or tax identification number
- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

[Sidenote:]
SIGNATURE GUARANTEES
When selling your shares by mail or by phone, you must have your signature guaranteed if:
-    you're selling shares worth more than $50,000,
- you want Galaxy to send your money to an address other than the address on your account, unless your money is transferred to a successor custodian,
- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or
-    you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

                                   10

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SELLING BY PHONE
You can sell shares by calling Galaxy's distributor at 1-877-289-4252 unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE
Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any bank or financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

HOW TO EXCHANGE SHARES

You may exchange Retail A Shares of the Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. Unless you qualify for a waiver, you'll have to pay a sales charge when you exchange Retail A Shares of the Fund for Retail A Shares of another Galaxy Fund that imposes a sales charge on purchases.

TO EXCHANGE SHARES:
-    ask your financial adviser

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-289-4252

-    send your request in writing to:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520

Galaxy doesn't charge any fee for making exchanges, but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege by giving 60 days' advance written notice to shareholders.

                                   11

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OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Fund if they are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares, but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by the Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days, but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect the Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

                                   12

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DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Fund does not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

Distributions by the Fund will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains, but the Fund does not expect that this will be the case.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

The Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from New York State and New York City personal income tax. However, dividends, if any, derived from interest on securities other than New York municipal securities, or from any capital gains, will be subject to New York State and New York City personal income tax.

Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Fund.

OTHER STATE AND LOCAL TAX MATTERS

Generally, shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, or localities within a state.

                                   13

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MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                                   14

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GALAXY INVESTOR PROGRAMS

It's easy to buy or sell shares of the Fund by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's distributor at 1-877-289-4252.

AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 a quarter.

PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.

COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an Education IRA account. The minimum for initial and additional investments in an Education IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.

CHECKWRITING

You can sign up for Galaxy's checkwriting privilege by completing the signature card that accompanies the account application or by writing or calling Galaxy's distributor at 1-877-289-4252 to obtain a signature card. There is no limit on the number of checks you can write each month, although each check must be in an amount of at least $250. Galaxy may impose a fee for use of the checkwriting privilege. Please note that you can't write a check to close your account.

DIRECT DEPOSIT PROGRAM

This program lets you deposit your Social Security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.

                                   15

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SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by calling your financial adviser or writing to Galaxy at:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520

Please allow at least five days for the cancellation to be processed.

                                   16

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HOW TO REACH GALAXY

THROUGH YOUR FINANCIAL ADVISER

Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.

GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-289-4252, Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.

INVESTCONNECT

InvestConnect is Galaxy's Shareholder Voice Response System. Call 1-877-289-4252 from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.

THE INTERNET

Please visit Galaxy's Web site at:
www.galaxyfunds.com

[Sidenote:]
HEARING IMPAIRED
Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

                                   17

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FINANCIAL HIGHLIGHTS


No financial highlights are presented for the New York Municipal Money Market Fund because the Fund had not commenced operations prior to the date of this prospectus.

[Back Cover Page]

Where to find more information

You'll find more information about the Fund in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about the Fund and a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Fund and its policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Fund and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Fund, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC  20549-0102
1-202-942-8090

Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.

[GRAPHIC]

GALAXY MONEY MARKET FUND
The Galaxy Fund

PROSPECTUS
February 28, 2002


GALAXY MONEY MARKET FUND

GALAXY GOVERNMENT MONEY
MARKET FUND

GALAXY U.S. TREASURY MONEY
MARKET FUND

GALAXY TAX-EXEMPT MONEY
MARKET FUND

TRUST SHARES


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[LOGO] Galaxy
       Funds

            CONTENTS

 1     RISK/RETURN SUMMARY

 1     Introduction

 2     Galaxy Money Market Fund

 5     Galaxy Government Money Market Fund

 8     Galaxy U.S. Treasury Money Market Fund

11     Galaxy Tax-Exempt Money Market Fund

14     Additional information about risk

15     Investor guidelines

16     FUND MANAGEMENT

17     HOW TO INVEST IN THE FUNDS

17     Buying and selling shares

18       HOW TO BUY SHARES

18       HOW TO SELL SHARES

18       OTHER TRANSACTION POLICIES

19     DIVIDENDS, DISTRIBUTIONS AND TAXES

21     FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY
INTRODUCTION

This prospectus describes the Galaxy Money Market Funds. The Funds invest primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Funds' investment adviser to carry very little risk. Money market instruments purchased by the Funds must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the dollar-weighted average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.

On the following pages you'll find important information about each Galaxy Money Market Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?


Not all mutual funds are right for all investors. Your investment goals and tolerance for risk will determine which fund is right for you. On page 15, you'll find a table which sets forth general guidelines to help you decide which of the Galaxy Money Market Funds is best suited to you.


THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.


AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

[SIDENOTE]

MATURITY


The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.

GALAXY MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund invests in a diversified portfolio of money market instruments, including commercial paper, asset-backed commercial paper, notes and bonds issued by U.S. and foreign corporations, obligations issued by the U.S. Government and its agencies and instrumentalities or by foreign governments and their political subdivisions and instrumentalities, taxable municipal securities and obligations issued by U.S. and foreign banks, such as certificates of deposit. The Fund also invests in repurchase agreements backed by U.S. Government obligations.


The Fund will only buy a security if it has the highest short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.


- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.


- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[SIDENOTE]

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the fund on a certain date and at a certain price.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

[CHART]

                1995              5.50%
                1996              4.94%
                1997              5.19%
                1998              5.14%
                1999              4.80%
                2000              6.12%
                2001              3.86%

BEST QUARTER
1.57% for the quarter ending
December 31, 2000

WORST QUARTER
0.58% for the quarter ending
December 31, 2001


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001.


                                                                                               SINCE
                                                              1 YEAR           5 YEARS      INCEPTION
-----------------------------------------------------------------------------------------------------------------
Trust Shares                                                    3.86%            5.02%        5.07%     (11/1/94)
-----------------------------------------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                                               TOTAL FUND
                                          MANAGEMENT            DISTRIBUTION               OTHER                OPERATING
                                                FEES            (12b-1) FEES              EXPENSES              EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Trust Shares                                  0.40%(1)                 None                 0.10%                0.50%(1)
------------------------------------------------------------------------------------------------------------------------------------



(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.36%. Total Fund operating expenses after this waiver are expected to be 0.46%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                              1 YEAR           3 YEARS        5 YEARS           10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Trust Shares                                                     $51              $160           $280               $628
---------------------------------------------------------------------------------------------------------------------------

GALAXY GOVERNMENT MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund invests primarily in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities, and in repurchase agreements backed by these obligations. The Fund may also invest in the obligations of foreign governments and their political subdivisions and instrumentalities and in obligations issued by U.S. and foreign banks, such as certificates of deposit.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although U.S. Government securities have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.


- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.


- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[SIDENOTE]

U.S. GOVERNMENT OBLIGATIONS

U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

[CHART]

                1995              5.47%
                1996              4.89%
                1997              5.10%
                1998              5.06%
                1999              4.66%
                2000              5.95%
                2001              3.76%

BEST QUARTER
1.53% for the quarter ending
December 31, 2000

WORST QUARTER
0.53% for the quarter ending
December 31, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001.


                                                                                                SINCE
                                                              1 YEAR           5 YEARS      INCEPTION
-----------------------------------------------------------------------------------------------------------------
Trust Shares                                                    3.76%            4.90%          4.93%   (11/1/94)


To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                                                              TOTAL FUND
                                          MANAGEMENT            DISTRIBUTION                 OTHER            OPERATING
                                                FEES            (12b-1) FEES              EXPENSES             EXPENSES
------------------------------------------------------------------------------------------------------------------------
Trust Shares                                0.40%(1)                    None                 0.12%              0.52%(1)
------------------------------------------------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.39%. Total Fund operating expenses after this waiver are expected to be 0.51%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                              1 YEAR           3 YEARS        5 YEARS           10 YEARS
------------------------------------------------------------------------------------------------------------------------
Trust Shares                                                     $53              $167           $291               $653
------------------------------------------------------------------------------------------------------------------------

GALAXY U.S. TREASURY MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in securities issued or guaranteed by the U.S. Treasury and certain U.S. Government agencies and instrumentalities that provide income that is generally not subject to state income tax. Under normal circumstances, the Fund invests at least 65% of its total assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[SIDENOTE]

U.S. TREASURY OBLIGATIONS

U.S. Treasury obligations are among the safest of all investments because they are backed by the "full faith and credit" of the U.S. Government.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

[CHART]

                1995              5.23%
                1996              4.76%
                1997              4.88%
                1998              4.80%
                1999              4.37%
                2000              5.63%
                2001              3.61%

BEST QUARTER
1.48%
for the quarter ending
December 31, 2000

WORST QUARTER
0.51%
for the quarter ending
December 31, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001.

                                                                                                SINCE
                                                              1 YEAR           5 YEARS      INCEPTION
--------------------------------------------------------------------------------------------------------------------
Trust Shares                                                    3.61%            4.66%          4.75%   (11/1/94)
--------------------------------------------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                                                              TOTAL FUND
                                          MANAGEMENT            DISTRIBUTION                 OTHER             OPERATING
                                                FEES            (12b-1) FEES              EXPENSES              EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Trust Shares                                   0.37%                    None                 0.11%                 0.48%
-------------------------------------------------------------------------------------------------------------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                              1 YEAR           3 YEARS        5 YEARS           10 YEARS
-------------------------------------------------------------------------------------------------------------------------
Trust Shares                                                     $49              $154           $269               $604
-------------------------------------------------------------------------------------------------------------------------

GALAXY TAX-EXEMPT MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.




[SIDENOTE]

MUNICIPAL SECURITIES

State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

TYPES OF MUNICIPAL SECURITIES GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue securities since they are typically payable by the private user of the facilities financed by the bonds.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

[CHART]

                1995              3.34%
                1996              2.92%
                1997              3.14%
                1998              2.95%
                1999              2.73%
                2000              3.58%
                2001              2.36%

BEST QUARTER
0.95% for the quarter ending
December 31, 2000

WORST QUARTER
0.37% for the quarter ending
December 31, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001.


                                                                                                      SINCE
                                                                   1 YEAR          5 YEARS         INCEPTION
------------------------------------------------------------------------------------------------------------------------
Trust Shares                                                        2.36%            2.95%            3.00%    (11/1/94)
------------------------------------------------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                                              TOTAL FUND
                                          MANAGEMENT            DISTRIBUTION                 OTHER             OPERATING
                                                FEES            (12b-1) FEES              EXPENSES              EXPENSES
------------------------------------------------------------------------------------------------------------------------
Trust Shares                                0.40%(1)                    None                 0.09%              0.49%(1)


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.37%. Total Fund operating expenses after this waiver are expected to be 0.46%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                                 1 YEAR         3 YEARS           5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------------------------------
Trust Shares                                                        $50            $157              $274           $616


[SIDENOTE]

TAX-EQUIVALENT YIELD

One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose you are in the 35% federal income tax bracket. If you earn 10% on a taxable fund, the fund's return after taxes will be 6.5%. On the other hand, if you earn 6.5% on a tax-exempt fund, your after-tax return is also 6.5% because you pay no federal income taxes on the tax-exempt fund's returns. So, you are better off if you can earn more than 6.5% on a tax-exempt fund than if you earn a 10% return on a taxable fund after federal income taxes. However, the lower your federal income tax bracket, the less likely it is that you will enjoy a higher after-tax return from a tax-exempt fund than from a taxable fund.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Money Market Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and, in the case of the Tax-Exempt Money Market Fund, short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of the Fund's assets. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

INVESTOR GUIDELINES

The table below provides information as to which type of investor might want to invest in each of the Galaxy Money Market Funds. It's meant as a general guide only. TAX-EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS. Consult your financial adviser or plan administrator for help in deciding which Fund is right for you.

GALAXY FUND             MAY BE BEST SUITED FOR...
Galaxy Money Market     investors who want a flexible and convenient way to
Fund                    manage cash while earning money market returns

Galaxy Government       investors who want a way to earn money market returns
Money Market Fund       with the extra margin of safety associated with U.S.
                        Government obligations

Galaxy U.S. Treasury    investors who want a way to earn money market returns
Money Market Fund       from U.S. Treasury obligations that are generally free
                        from state and local taxes

Galaxy Tax-Exempt       investors who want a way to earn money market returns
Money Market Fund       that are free from federal income tax

FUND MANAGEMENT

ADVISER


The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


                                          MANAGEMENT FEE
FUND                        AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------
Money Market Fund                                  0.36%
--------------------------------------------------------
Government Money Market Fund                       0.39%
--------------------------------------------------------
U.S. Treasury Money Market Fund                    0.37%
--------------------------------------------------------
Tax-Exempt Money Market Fund                       0.37%
--------------------------------------------------------


SUB-ACCOUNT SERVICES

Affiliates of the Adviser and certain other parties may receive fees from Galaxy's transfer agent for providing certain sub-accounting and administrative services to participant sub-accounts with respect to Trust Shares of the Funds (other than the Tax-Exempt Money Market Fund) held by defined contribution plans. The transfer agency fees payable by Trust Shares of the Funds have been increased by an amount equal to these fees, so that the holders of Trust Shares indirectly bear these fees.

HOW TO INVEST IN THE FUNDS

BUYING AND SELLING SHARES

Trust Shares of the Funds are available for purchase by the following types of investors:

- Investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation

-    Participants in employer-sponsored defined contribution plans.

Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Your institution can provide more information about which types of accounts are eligible.


You can buy and sell Trust Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, the principal bond markets (as recommended by the Bond Market Association) and your financial institution or employer-sponsored plan are open for business. These entities are generally open every Monday through Friday, except national holidays. During certain emergency closings of the New York Stock Exchange, however, a Fund may open for business if it can maintain its operations. In this event, a Fund will determine its net asset value (NAV) per share as described below. To determine if a Fund is open for business on a day when there is an emergency closing of the New York Stock Exchange, please call Galaxy at 1-877-289-4252.

If your order to buy shares is received and accepted by Galaxy's distributor by 11:00 a.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 11:00 a.m. that day. If your order to purchase shares is received and accepted by Galaxy's distributor after 11:00 a.m. (Eastern time) but before 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV is determined on each day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open as of 11:00 a.m. (Eastern time) and at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time).


The Funds' assets are valued at amortized cost, which is approximately equal to market value.

[SIDENOTE]

NET ASSET VALUE


The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.

HOW TO BUY SHARES

You can buy Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The financial institution or employer-sponsored plan holds the shares in your name and receives all confirmations of purchases and sales.

HOW TO SELL SHARES

You can sell Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds, but your financial institution or employer-sponsored plan may do so. Contact your financial institution or plan administrator for more information.

OTHER TRANSACTION POLICIES

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares, but it does keep a record of shares issued to investors.

Sales proceeds are normally wired to your financial institution or plan administrator on the next business day, but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

[SIDENOTE]

INVESTMENT MINIMUMS


Galaxy does not have any minimum investment requirements for initial or additional investments in Trust Shares, but financial institutions and employer-sponsored plans may. They may also require you to maintain a minimum account balance.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

MONEY MARKET, GOVERNMENT MONEY MARKET AND U.S. TREASURY MONEY MARKET FUNDS

Distributions by these Funds will generally be taxable to shareholders. Each of these Funds expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

TAX-EXEMPT MONEY MARKET FUND

Distributions by this Fund will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains, but the Fund does not expect that this will be the case.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of this Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by this Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

ALL FUNDS

Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

STATE AND LOCAL TAXES


Generally, shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, or localities within a state.


MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS


The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Trust Shares for the past five years. Certain information reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998 and 1997 was audited by Galaxy's former auditors.


GALAXY MONEY MARKET FUND

(For a share outstanding throughout each period)


                                                                            YEARS ENDED OCTOBER 31,
                                                 ------------------------------------------------------------------------------
                                                          2001            2000             1999           1998            1997
                                                 ------------------------------------------------------------------------------
                                                                                   TRUST SHARES
                                                 ------------------------------------------------------------------------------
Net asset value, beginning of period                     $1.00            $1.00            $1.00          $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(1)                              0.04             0.06             0.05           0.05          0.05
LESS DIVIDENDS:
    Dividends from net investment income                 (0.04)           (0.06)           (0.05)         (0.05)        (0.05)
----------------------------------------------   ------------------  -------------  --------------   ------------  ------------
Net increase (decrease) in net asset value                -                -                -              -             -
Net asset value, end of period                           $1.00            $1.00            $1.00          $1.00         $1.00
==============================================   ==================  =============  ==============   ============  ============
Total return                                              4.56%            5.95%            4.72%          5.23%         5.13%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (in 000s)             $2,549,240       $1,999,243       $1,679,875     $1,262,900    $1,138,185
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including
    reimbursements/ waiver                                4.44%            5.82%            4.62%          5.12%         5.04%
    Operating expenses including

    reimbursements/waiver                                 0.46%            0.46%            0.48%          0.49%         0.50%
    Operating expenses excluding
    reimbursements/waiver                                 0.50%            0.51%            0.52%          0.53%         0.54%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998, and 1997 were $0.04, $0.06, $0.05, $0.05 and $0.05, respectively.

GALAXY GOVERNMENT MONEY MARKET FUND
(For a share outstanding throughout each period)


                                                                            YEARS ENDED OCTOBER 31,
                                                 ------------------------------------------------------------------------------
                                                     2001            2000             1999           1998            1997
                                                 ------------------------------------------------------------------------------
                                                                               TRUST SHARES
                                                 ------------------------------------------------------------------------------
Net asset value, beginning of period                 $1.00             $1.00            $1.00          $1.00         $1.00
INCOME FROM INVESTMENT  OPERATIONS:
    Net investment income(1)                          0.04              0.06             0.04           0.05          0.05
LESS DIVIDENDS:
    Dividends from net investment income             (0.04)            (0.06)           (0.04)         (0.05)        (0.05)
----------------------------------------------   --------------  -------------   --------------   ------------  ------------
Net increase (decrease) in net asset value             -                -                -              -             -
Net asset value, end of period                       $1.00             $1.00            $1.00          $1.00         $1.00
==============================================   ==============  =============   =============    ============  ============
Total return                                          4.47%             5.78%            4.58%          5.15%         5.06%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (in 000s)           $578,193          $528,502         $592,305       $722,476      $630,859
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including
    reimbursements/waiver                             4.41%             5.61%            4.50%          5.03%         4.94%
    Operating expenses including
    reimbursements/waiver                             0.51%             0.51%            0.51%          0.51%         0.51%
    Operating expenses excluding
    reimbursements/waiver                             0.52%             0.52%            0.53%          0.52%         0.52%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.04, $0.06, $0.04, $0.05 and $0.05, respectively.

GALAXY U.S. TREASURY MONEY MARKET FUND
(For a share outstanding throughout each period)


                                                                            YEARS ENDED OCTOBER 31,
                                                 ------------------------------------------------------------------------------
                                                       2001            2000             1999           1998            1997
                                                 ------------------------------------------------------------------------------
                                                                                 TRUST SHARES
                                                 ------------------------------------------------------------------------------
Net asset value, beginning of period                  $1.00            $1.00            $1.00          $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(1)                           0.04             0.05             0.04           0.05          0.05
LESS DIVIDENDS:
    Dividends from net investment income              (0.04)           (0.05)           (0.04)         (0.05)        (0.05)
----------------------------------------------   --------------  -------------   --------------   ------------  ------------
Net increase (decrease) in net asset value             -                -                -              -             -
Net asset value, end of period                        $1.00            $1.00            $1.00          $1.00         $1.00
==============================================   ==============  =============   =============    ============  ============
Total return                                           4.31%            5.42%            4.30%          4.90%         4.85%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (in 000s)            $885,644         $510,815         $459,792       $429,645      $393,175
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including
    reimbursements/waiver                              4.13%            5.33%            4.22%          4.80%         4.75%
    Operating expenses including
    reimbursements/waiver                              0.48%            0.49%            0.51%          0.51%         0.52%
    Operating expenses excluding
    reimbursements/waiver                              0.48%            0.49%            0.51%          0.51%         0.53%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.04, $0.05, $0.04, $0.05 and $0.05, respectively.

GALAXY TAX-EXEMPT MONEY MARKET FUND
(For a share outstanding throughout each period)


                                                                                 YEARS ENDED OCTOBER 31,
                                                 ------------------------------------------------------------------------------
                                                          2001            2000             1999           1998            1997
                                                 ------------------------------------------------------------------------------
                                                                                        TRUST SHARES
                                                 ------------------------------------------------------------------------------
Net asset value, beginning of period                    $1.00            $1.00            $1.00          $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(1)                             0.03             0.03             0.03           0.03          0.03
LESS DIVIDENDS:
    Dividends from net investment income                (0.03)           (0.03)           (0.03)         (0.03)        (0.03)
----------------------------------------------   --------------  -------------   --------------   ------------  ------------
Net increase (decrease) in net asset value               -                -                -              -             -
Net asset value, end of period                          $1.00            $1.00            $1.00          $1.00         $1.00
==============================================   ==============  =============   ===============  ============  ============
Total return                                             2.77%            3.46%            2.67%          3.03%         3.10%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (in 000s)            $1,487,635       $1,276,445         $556,137       $227,176      $169,316
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including
    reimbursements/waiver                                2.71%            3.52%            2.65%          2.99%         3.05%
    Operating expenses including
    reimbursements/waiver                                0.46%            0.49%            0.52%          0.53%         0.53%
    Operating expenses excluding
    reimbursements/waiver                                0.49%            0.51%            0.52%          0.53%         0.53%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.03, $0.03, $0.03, $0.03 and $0.03, respectively.

This page intentionally left blank

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC  20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.


PROTRMM 15041 (2/28/02) PKG 50

[Front cover page]

Galaxy Municipal Money Market Funds

The Galaxy Fund






Prospectus
February 28, 2002




Galaxy Connecticut Municipal Money Market Fund
Galaxy Massachusetts Municipal Money Market Fund
Galaxy New York Municipal Money Market Fund

Prime Shares







As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents



1        Risk/return summary
1        Introduction
3        Galaxy Connecticut Municipal Money Market Fund
7        Galaxy Massachusetts Municipal Money Market Fund
11       Galaxy New York Municipal Money Market Fund
14       Additional information about risk

15       Fund management

16       How to invest in the Funds
16       About sales charges
16       Buying and selling shares
17            How to buy shares
17            How to sell shares
17            Shareholder services
18            Other transaction policies

19       Dividends, distributions and taxes

21       Financial highlights

RISK/RETURN SUMMARY


INTRODUCTION

This prospectus describes the Galaxy Municipal Money Market Funds. The Funds invest primarily in short-term municipal securities that are determined by the Funds' investment adviser to carry very little risk. Municipal securities are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, from state and local income tax. Because each of the Funds is a "money market fund," municipal securities purchased by each Fund must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with maturities of more than 397 days (subject to certain exceptions) and the dollar-weighted average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.

On the following pages, you'll find important information about each Galaxy Municipal Money Market Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-   the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-   the fees and expenses that you will pay as an investor in the Fund.


[Sidenote:]
MATURITY
The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.


WHICH FUND IS RIGHT FOR YOU?

The Funds are designed for investors who are looking for a way to earn money market returns that are free of federal income tax and certain state and local income taxes. A Fund that specializes in a particular state is best suited to residents of that state who are looking for income that is free of the state's income tax. TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.


[Sidenote:]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose you are in the 35% federal income tax bracket. If you earn 10% on a taxable fund, the fund's return after taxes will be 6.5%. On the other hand, if you earn 6.5% on a tax-exempt fund, your after-tax return is also 6.5% because you pay no federal income taxes on the tax-exempt fund's returns. So, you are better off if you can earn more than 6.5% on a tax-exempt fund than if you earn a 10% return on a taxable fund after federal income taxes. However, the lower your federal income tax bracket, the less likely it is that you will enjoy a higher after-tax return from a tax-exempt fund than from a taxable fund.


AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Connecticut Municipal Money Market Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and the Connecticut state income tax on individuals, trusts and estates, consistent with relative stability of principal and liquidity.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other government issuers and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue obligation securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.


[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.


[Sidenote:]
TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE securities are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue securities since they are typically payable by the private user of the facilities financed by the bonds.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by each Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund had not offered Prime Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares and Prime Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

The Fund began operations on October 4, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.


[Sidenote:]
Best quarter:              0.87% for the quarter ending December 31, 2000
Worst quarter:             0.30% for the quarter ending December 31, 2001


[bar chart goes here]

------ -------- -------- -------- -------- --------- ---------- ---------
 1994    1995     1996     1997     1998      1999      2000       2001
------ -------- -------- -------- -------- --------- ---------- ---------
 1.99%   2.97%   2.78%     2.98%    2.77%     2.53%     3.31%      1.98%
------ -------- -------- -------- -------- --------- ---------- ---------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, after taking into account any sales charges on Investment Shares of the Predecessor Fund.


--------------------- -------- ----------- ----------------
                       1 YEAR    5 YEARS    SINCE INCEPTION
--------------------- -------- ----------- ----------------
Retail A Shares(1)     1.98%     2.71%     2.64% (10/4/93)
--------------------- -------- ----------- ----------------

(1) The performance shown represents the average annual total returns for Retail A Shares of the Fund. Prime Shares are also subject to distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime Share assets. Had the performance of Retail A Shares been restated to reflect these distribution and service fees, average annual total returns for Retail A Shares would have been lower.

To obtain the Fund's current 7-day yield, please call 1-877-289-4252.


FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Prime Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


--------------- ------------ ------------------- ------------- --------------
                                                                   TOTAL
                                DISTRIBUTION                        FUND
                 MANAGEMENT     AND SERVICE         OTHER        OPERATING
                    FEES        (12b-1) FEES       EXPENSES       EXPENSES
--------------- ------------ ------------------- ------------- --------------
Prime Shares       0.40%           0.45%(1)           0.24%          1.09%
--------------- ------------ ------------------- ------------- --------------


(1) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.00% of the Fund's average daily net assets attributable to Prime Shares, but will limit such fees to no more than 0.45% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown
-   your investment has a 5% return each year
-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


---------------- ----------- ---------- ----------- -----------
                   1 YEAR     3 YEARS    5 YEARS     10 YEARS
---------------- ----------- ---------- ----------- -----------
Prime Shares        $111       $347        $601       $1,329
---------------- ----------- ---------- ----------- -----------

Galaxy Massachusetts Municipal Money Market Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts, consistent with relative stability of principal and liquidity.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal regular income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue obligation securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Since the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund had not offered Prime Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and Prime Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

The Fund began operations on October 5, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.


[Sidenote:]
Best quarter:              0.91% for the quarter ending December 31, 2000
Worst quarter:             0.34% for the quarter ending December 31, 2001



[bar chart goes here]

------ -------- -------- -------- -------- --------- ---------- ---------
 1994    1995     1996     1997     1998      1999      2000       2001
------ -------- -------- -------- -------- --------- ---------- ---------
 2.15%   3.23%   2.78%    2.96%     2.79%    2.56%      3.42%      2.18%
------ -------- -------- -------- -------- --------- ---------- ---------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001.

--------------------- -------- ----------- ----------------
                       1 YEAR    5 YEARS    SINCE INCEPTION
--------------------- -------- ----------- ----------------
Retail A Shares(1)     2.18%      2.78%     2.73% (10/5/93)
--------------------- -------- ----------- ----------------


(1) The performance shown represents the average annual total returns for Retail A Shares of the Fund. Prime Shares are also subject to distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime Share assets. Had the performance of Retail A Shares been restated to reflect the distribution and service fees, average annual total returns for Retail A Shares would have been lower.

To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Prime Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

--------------- ------------ ------------------- ------------- --------------
                                                                   TOTAL
                                DISTRIBUTION                        FUND
                 MANAGEMENT     AND SERVICE         OTHER        OPERATING
                    FEES        (12b-1) FEES       EXPENSES       EXPENSES
--------------- ------------ ------------------- ------------- --------------
Prime Shares        0.40%          0.45%(1)          0.23%          1.08%
--------------- ------------ ------------------- ------------- --------------


(1) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.00% of the Fund's average daily net assets attributable to Prime Shares, but will limit such fees to no more than 0.45% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown
-   your investment has a 5% return each year
-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

---------------- ----------- ---------- ----------- -----------
                   1 YEAR     3 YEARS    5 YEARS     10 YEARS
---------------- ----------- ---------- ----------- -----------
Prime Shares        $110        $343       $595        $1,317
---------------- ----------- ---------- ----------- -----------

Galaxy New York Municipal Money Market Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and from New York State and New York City personal income tax, consistent with relative stability of principal and liquidity.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in New York municipal securities, which are securities issued by or on behalf of the State of New York and other government issuers and that pay interest which is exempt from federal regular income tax and New York State and New York City personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue obligation securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance. As a result, this fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the amount of the fund's income that is subject to New York taxes could increase. Other considerations affecting the Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by each Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

No performance information is presented because the Fund had not commenced operations prior to the date of this prospectus.

FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Prime Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

--------------- ------------ ------------------- ------------- --------------
                                                                   TOTAL
                                DISTRIBUTION                        FUND
                 MANAGEMENT     AND SERVICE         OTHER        OPERATING
                    FEES        (12b-1) FEES       EXPENSES       EXPENSES
--------------- ------------ ------------------- ------------- --------------
Prime Shares        0.40%         0.45%(1)           0.25%(2)       1.10%
--------------- ------------ ------------------- ------------- --------------


(1) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.00% of the Fund's average daily net assets attributable to Prime Shares, but will limit such fees to no more than 0.45% during the current fiscal year.
(2) Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown
-   your investment has a 5% return each year
-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


------------------------- ---------------------- -----------------------
                                 1 YEAR                 3 YEARS
------------------------- ---------------------- -----------------------
Prime Shares                      $112                    $350
------------------------- ---------------------- -----------------------

ADDITIONAL INFORMATION ABOUT RISK


The main risks associated with an investment in each of the Galaxy Municipal Money Market Funds have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of each Fund's assets. This strategy could prevent a Fund from achieving its investment objective.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

FUND MANAGEMENT


ADVISER


The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


MANAGEMENT FEES

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below. The New York Municipal Money Market Fund had not commenced operations prior to the date of this prospectus. The Adviser is entitled to receive advisory fees with respect to the New York Municipal Money Market Fund at the annual rate of 0.40% of the first $750,000,000 of the Fund's average daily net assets plus 0.35% of average daily net assets in excess of $750,000,000. The fee shown with respect to the New York Municipal Money Market Fund is that which is currently in effect.


--------------------------------------- -------------------------------------
                                                MANAGEMENT FEE AS A
FUND                                         % OF AVERAGE OF NET ASSETS
--------------------------------------- -------------------------------------
Connecticut Municipal Money Market                     0.40%
--------------------------------------- -------------------------------------
Massachusetts Municipal Money Market                   0.40%
--------------------------------------- -------------------------------------
New York Municipal Money Market                        0.40%
--------------------------------------- -------------------------------------

HOW TO INVEST IN THE FUNDS


ABOUT SALES CHARGES

There are no sales charges (sometimes called front-end loads) or contingent deferred sales charges (sometimes called back-end loads or CDSCs) when you buy or sell Prime Shares of a Fund.


[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Prime Shares, minus the value of the Fund's liabilities attributable to Prime Shares, divided by the number of Prime Shares held by investors.


DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Galaxy has adopted a plan under Rule 12b-1 that allows each Fund to pay fees from its Prime Share assets for selling and distributing Prime Shares and for services provided to shareholders. Prime Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.00% of each Fund's Prime Share assets. The Funds do not intend to pay more than 0.45% in distribution and shareholder service (12b-1) fees during the current fiscal year. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.


BUYING AND SELLING SHARES


You can buy and sell Prime Shares of the Funds on any day that the Funds are open for business. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open. These entities are generally open every Monday through Friday, except national holidays. During certain emergency closings of the New York Stock Exchange, however, a Fund may open for business if it can maintain its operations. In this event, a Fund will determine its net asset value (NAV) per share as described below. To determine if a Fund is open for business on a day when there is an emergency closing of the New York Stock Exchange, please call Galaxy at 1-877-289-4252.

If your order to buy shares is received and accepted by Galaxy's distributor by 11:00 a.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 11:00 a.m. that day. If your order to purchase shares is received and accepted by Galaxy's distributor after 11:00 a.m. (Eastern time) but before 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below. NAV is determined on each business day as of 11:00 a.m. (Eastern time) and at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time).

The Funds' assets are valued at amortized cost, which is approximately equal to market value.


[Sidenote:]
MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is $2,500. You generally can make additional investments for as little as $100.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.


HOW TO BUY SHARES

You can buy Prime Shares through your broker-dealer. Your broker-dealer is responsible for sending your order to Galaxy's distributor and for wiring payment to Galaxy's custodian. Your broker-dealer will usually hold the shares in your name and receive all confirmations of purchases and sales. Contact your broker-dealer for more information. A broker-dealer who places orders on your behalf may charge you a separate fee for its services.


HOW TO SELL SHARES

You can sell your Prime Shares through your broker-dealer. Please contact your broker-dealer for information on how to sell your shares. The broker-dealer is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your broker-dealer, but your broker-dealer may charge you a fee. Contact your broker-dealer for more information.


SHAREHOLDER SERVICES

Your broker-dealer may offer certain shareholder services to its customers. For example, broker-dealers may offer participation in an automatic investment program that allows investors to systematically purchase shares of the Funds on a periodic basis from a designated account.

Broker-dealers may also offer a systematic withdrawal plan which permits investors automatically to sell shares on a regular basis. Please contact your broker-dealer for details on these and any other shareholder services that may be available.


OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise your broker-dealer if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares, but it does keep a record of shares issued to investors.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to your broker-dealer within three business days, but Galaxy reserves the right to send sales proceeds within seven business days if sending proceeds earlier could adversely affect a Fund.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES


Each Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

Distributions by the Funds will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. It is possible, depending upon a Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains, but none of the Funds expects that this will be the case.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by one or more of the Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


CONNECTICUT MUNICIPAL MONEY MARKET FUND

This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from the Connecticut state income tax on individuals, trusts and estates (CSIT). However, dividends, if any, derived from interest on securities other than Connecticut municipal securities, or from capital gains, will be subject to the CSIT, except that dividends derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be subject to the CSIT if paid on Fund shares held as capital assets.


MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from Massachusetts personal income tax. However, dividends, if any, derived from interest on securities other than Massachusetts municipal securities, or from capital gains, will be subject to Massachusetts personal income tax.

NEW YORK MUNICIPAL MONEY MARKET FUND

This Fund intends to comply with certain state tax requirements so that its income and dividends will generally be exempt from New York State and New York City personal income tax. However, dividends, if any, derived from interest on securities other than New York municipal securities, or from capital gains, will be subject to New York State and New York City personal income tax.


ALL FUNDS

Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.


OTHER STATE AND LOCAL TAX MATTERS

Generally, shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of the particular state, or localities within the state.


MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS




As of the date of this prospectus, Prime Shares of the Funds had not been offered to investors. The financial highlights tables on the following pages with respect to the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund reflect the performance of the Funds' Retail A Shares and are intended to provide you with a long-term perspective as to the Funds' financial history. These tables will help you understand the financial performance for the Funds' Retail A Shares for the past five years. Certain information reflects the financial performance of a single Retail A Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, and 1997 was audited by Galaxy's former auditors. No financial highlights are presented for the New York Municipal Money Market Fund because the Fund had not commenced operations prior to the date of this prospectus.

                 Galaxy Connecticut Municipal Money Market Fund
                (For a share outstanding throughout each period)


                                                                  YEARS ENDED OCTOBER 31,
                                                                  -----------------------
                                               2001        2000          1999            1998           1997
                                               ----        ----          ----            ----           ----
                                                                      RETAIL A SHARES
                                             ------------------------------------------------------------------
Net asset value, beginning of
   period                                     $   1.00    $   1.00      $   1.00       $  1.00        $    1.00
                                              --------    --------      --------       -------        ---------
Income from investment operations:
   Net investment income(1)                       0.02        0.03          0.02          0.03             0.03
                                              --------    --------      --------       -------        ---------
Less dividends:
   Dividends from net investment income          (0.02)      (0.03)        (0.02)        (0.03)           (0.03)
                                              --------    --------      --------       -------        ---------
Net increase (decrease) in net
   asset value                                     --           --            --            --               --
                                              --------    --------      --------       -------        ---------
Net asset value, end of
  period                                      $   1.00    $   1.00      $   1.00       $  1.00        $    1.00
                                              ========    ========      ========       =======        =========
Total return                                      2.39%       3.21%         2.47%         2.87%            2.94%
Ratios/supplemental data:
   Net assets, end of period
     (in 000s)                                $273,925    $262,149      $243,051       $165,186       $ 137,095
Ratios to average net assets:
   Net investment income including
     reimbursements/waiver                        2.36%       3.17%         2.44%         2.83%            2.91%
   Operating expenses including
     reimbursements/waiver                        0.62%       0.62%         0.62%         0.62%            0.60%
   Operating expenses excluding
     reimbursements/waiver                        0.62%       0.64%         0.65%         0.65%            0.65%


----------------------------

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.02, $0.03,
    $0.02, $0.03 and $0.03, respectively.

                Galaxy Massachusetts Municipal Money Market Fund
                (For a share outstanding throughout each period)


                                                                  YEARS ENDED OCTOBER 31,
                                                                  -----------------------
                                               2001          2000           1999          1998          1997
                                               ----          ----           ----          ----          ----
                                                                       RETAIL A SHARES
                                             ------------------------------------------------------------------
Net asset value, beginning of
   period                                     $   1.00    $    1.00       $   1.00      $   1.00        $  1.00
                                              --------     --------       --------      --------        -------
Income from investment operations:
   Net investment income(1)                       0.03         0.03           0.02          0.03           0.03
                                              --------     --------       --------      --------        -------
Less dividends:
   Dividends from net investment
      income                                     (0.03)       (0.03)         (0.02)        (0.03)         (0.03)
                                              --------     --------       --------      --------        -------
Net increase (decrease) in net
   asset value                                      --           --             --            --             --
                                              --------     --------       --------      --------        -------
Net asset value, end of
   period                                     $  1.00      $   1.00       $   1.00      $   1.00        $  1.00
                                              ========     ========       ========      ========        =======
Total return                                      2.59%        3.31%          2.50%         2.86%          2.92%
Ratios/supplemental data:
   Net assets, end of period (in 000s)        $521,739     $480,835       $241,611      $127,922        $80,966
Ratios to average net assets:
   Net investment income including
     reimbursements/waiver                        2.55%       3.32%         2.48%         2.81%            2.90%
   Operating expenses including
     reimbursements/waiver                        0.59%       0.62%         0.62%         0.62%            0.61%
   Operating expenses excluding
     reimbursements/waiver                        0.59%       0.63%         0.65%         0.68%            0.69%


--------------------

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.03, $0.03,
    $0.02, $0.03 and $0.03, respectively.

[Back Cover Page]

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting your broker-dealer or by calling Galaxy at 1-877-289-4252 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC  20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.

[GRAPHIC]

GALAXY CLASS I SHARES
THE GALAXY FUND

                                                 PROSPECTUS
                                                 February 28, 2002


                                                 GALAXY INSTITUTIONAL
                                                 MONEY MARKET FUND

                                                 GALAXY INSTITUTIONAL GOVERNMENT
                                                 MONEY MARKET FUND

                                                 GALAXY INSTITUTIONAL TREASURY
                                                 MONEY MARKET FUND

                                                 CLASS I SHARES

                                                 As with all mutual funds, the
                                                 Securities and Exchange
                                                 Commission has not approved or
                                                 disapproved any shares of these
                                                 Funds or determined if this
                                                 prospectus is accurate or
                                                 complete. Anyone who tells you
                                                 otherwise is committing a
                                                 crime.

                                                             [GALAXY FUNDS LOGO]

                         CONTENTS


                   1   RISK/RETURN SUMMARY

                   1   Introduction

                   2   Galaxy Institutional Money Market Fund

                   5   Galaxy Institutional Government Money Market Fund

                   8   Galaxy Institutional Treasury Money Market Fund

                  11   Additional information about risk

                  12   FUND MANAGEMENT

                  13   HOW TO INVEST IN THE FUNDS

                  13   Buying, selling and exchanging shares

                  13    HOW TO BUY SHARES

                  14    HOW TO SELL SHARES

                  14    HOW TO EXCHANGE SHARES

                  15    OTHER TRANSACTION POLICIES

                  16   DIVIDENDS, DISTRIBUTIONS AND TAXES

                  17   FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION


THIS PROSPECTUS describes the Galaxy Institutional Money Market Fund, Galaxy Institutional Government Money Market Fund and Galaxy Institutional Treasury Money Market Fund. The Funds invest primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Funds' investment adviser to carry very little risk. Money market instruments purchased by the Funds must meet strict requirements as to investment quality, maturity, and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the dollar-weighted average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.


On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
- the main risks associated with an investment in the Fund
- the past performance of the Fund measured on both a year-by-year and long-term basis
- the fees and expenses that you will pay as an investor in the Fund.

THE FUNDS' INVESTMENT ADVISER
Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for these Funds.
================================================================================
AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT'S POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

[SIDENOTE]

MATURITY
The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.

GALAXY INSTITUTIONAL MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to preserve the principal value of a shareholder's investment and to maintain a high degree of liquidity while providing current income.

THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund invests primarily in high quality short-term debt obligations of U.S. and foreign issuers, including commercial paper, asset-backed commercial paper, corporate bonds, foreign government obligations, U.S. Government agency obligations, taxable municipal securities and repurchase agreements. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. and foreign banks, and in U.S. Government obligations.


The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.
- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on November 5, 1997 as the Boston 1784 Institutional Prime Money Market Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares (formerly designated shares) of the Fund. The returns shown below for periods prior to June 26, 2000 are for shares of the Predecessor Fund.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

The bar chart shows how the performance of Class I Shares of the Fund has varied from year to year.



    1998          5.40%
    1999          4.99%
    2000          6.25%
    2001          3.90%

[SIDENOTE]

BEST QUARTER
1.61% for the quarter ending September 30, 2000

WORST QUARTER
0.56% for the quarter ending December 31, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the average annual total returns for Class I Shares of the Fund for the periods ended December 31, 2001.


                                                                SINCE
                                           1 YEAR           INCEPTION
-------------------------------------------------------------------------------
CLASS I SHARES                               3.90%               5.15% (11/5/97)
--------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12B-1) FEES        EXPENSES        EXPENSES
-----------------------------------------------------------------------------------------
CLASS I SHARES                    0.20%             None           0.11%           0.31%
-----------------------------------------------------------------------------------------


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR      3 YEARS      5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
CLASS I SHARES                                 $32         $100         $174        $393
----------------------------------------------------------------------------------------

GALAXY INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks current income with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities, and in repurchase agreements backed by these obligations. The Fund may also invest in the obligations of foreign governments and their political subdivisions and instrumentalities and in obligations issued by U.S. and foreign banks, such as certificates of deposit.


THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although U.S. Government securities have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.
- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]
The bar chart shows how the performance of Class I Shares of the Fund has varied from year to year.

1994          3.92%
1995          5.58%
1996          5.06%
1997          5.11%
1998          5.30%
1999          5.00%
2000          6.27%
2001          3.99%

[SIDENOTE]

BEST QUARTER
1.61% for the quarter ending December 31, 2000

WORST QUARTER
0.60% for the quarter ending December 31, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the average annual total returns for Class I Shares of the Fund for the periods ended December 31, 2001.


                                                                         SINCE
                                             1 YEAR     5 YEARS      INCEPTION
--------------------------------------------------------------------------------
CLASS I SHARES                                3.99%       5.13%          4.85%  (4/15/93)
--------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12B-1) FEES        EXPENSES        EXPENSES
-----------------------------------------------------------------------------------------
CLASS I SHARES                    0.20%             None          0.14%(1)       0.34%(1)
-----------------------------------------------------------------------------------------



(1)The Fund's administrator is waiving a portion of its fees (which are included in Other expenses) so that Other expenses are expected to be 0.10%. Total Fund operating expenses after this waiver are expected to be 0.30%. This fee waiver may be revised or discontinued at any time.


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                  1 YEAR   3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------------------------------------------
CLASS I SHARES                                       $35      $109       $191       $431
----------------------------------------------------------------------------------------

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in short-term U.S. Government obligations, including U.S. Treasury securities, U.S. Government agency obligations and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund invests at least 65% of its total assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury securities. The Fund invests the rest of its assets in U.S. Government obligations issued by agencies or instrumentalities, including mortgage-backed securities.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

U.S. TREASURY OBLIGATIONS
U.S. Treasury obligations are among the safest of all investments because they are backed by the "full faith and credit" of the U.S. Government.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Institutional U.S. Treasury Money Market Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares (formerly designated shares) of the Fund. The returns shown below for periods prior to June 26, 2000 are for shares of the Predecessor Fund.

[CHART OF YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS]

The bar chart shows how the performance of Class I Shares of the Fund has varied from year to year.



1994          4.04%
1995          5.69%
1996          5.14%
1997          5.30%
1998          5.20%
1999          4.81%
2000          6.12%
2001          3.87%


[SIDENOTE]

BEST QUARTER
1.59% for the quarter ending December 31, 2000

WORST QUARTER
0.57% for the quarter ending December 31, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the average annual total returns for Class I Shares of the Fund for the periods ended December 31, 2001.


                                                                     SINCE
                                                1 YEAR  5 YEARS  INCEPTION
------------------------------------------------------------------------------------------
CLASS I SHARES                                   3.87%    5.06%      4.89%  (6/14/93)
------------------------------------------------------------------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12B-1) FEES        EXPENSES        EXPENSES
----------------------------------------------------------------------------------------
CLASS I SHARES                    0.20%             None           0.09%           0.29%
----------------------------------------------------------------------------------------


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                  1 YEAR   3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------------------------------------------
CLASS I SHARES                                       $30       $93       $163       $368
----------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income). This strategy could prevent a Fund from achieving its investment objective.


OTHER TYPES OF INVESTMENTS
This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.


The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


                                                               MANAGEMENT FEE
FUND                                             AS A % OF AVERAGE NET ASSETS
-----------------------------------------------------------------------------
Institutional Money Market                                            0.19%
Institutional Government Money Market                                 0.17%
Institutional Treasury Money Market                                   0.19%
-----------------------------------------------------------------------------


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES
The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


SUB-ACCOUNT SERVICES
Affiliates of the Adviser and certain other parties may receive fees from Galaxy's transfer agent for providing certain sub-accounting and administrative services to participant sub-accounts with respect to Class I Shares of the Institutional Treasury Money Market Fund held by defined contribution plans. The transfer agency fees payable by Class I Shares of the Fund have been increased by an amount equal to these fees, so that the holders of Class I Shares indirectly bear these fees.

HOW TO INVEST IN THE FUNDS

BUYING, SELLING AND EXCHANGING SHARES
Class I Shares of the Funds are available for purchase by the following types of investors:

- institutional investors that are purchasing shares of the Funds on their own behalf

- financial institutions, such as banks, savings and loan associations and broker-dealers, including financial institutions affiliated with the Adviser, that are purchasing shares of the Funds on behalf of their customers.


You can buy and sell Class I Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, and the principal bond markets (as recommended by the Bond Market Association) are open. These entities are generally open every Monday through Friday, except national holidays. During certain emergency closings of the New York Stock Exchange, however, a Fund may open for business if it can maintain its operations. In this event, a Fund will determine its net asset value (NAV) per share as described below. To determine if a Fund is open for business on a day when there is an emergency closing of the New York Stock Exchange, please call Galaxy at 1-877-289-4252.

If your order to buy shares of a Fund is received and accepted by Galaxy's distributor by 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 5:00 p.m. (Eastern time) that day. If your order to buy shares of a Fund is received and accepted by Galaxy's distributor after 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 5:00 p.m. (Eastern time) on the next business day. The price at which you sell shares of a Fund is the NAV per share next determined after receipt of your order.

NAV is determined at 4:00 p.m. (Eastern time) on each business day.


The Funds' assets are valued at amortized cost, which is approximately equal to market value.

HOW TO BUY SHARES
If you are an institutional investor purchasing on your own behalf, you can buy Class I Shares by submitting your purchase order to Galaxy's distributor and wiring payment to Galaxy's custodian. If you are a customer of a financial institution, you can buy Class I Shares by

[SIDENOTE]

NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Class I Shares, minus the value of the Fund's liabilities attributable to Class I Shares, divided by the number of Class I Shares held by investors.

INVESTMENT MINIMUMS

The minimum initial aggregate investment by an institutional investor purchasing shares of a Fund on its own behalf or a financial institution purchasing shares of a Fund on behalf of its customers is $2,000,000. There is no minimum investment requirement for additional purchases.

following the procedures established by your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The financial institution holds the shares in your name and receives all confirmations of purchases and sales.

You are encouraged to place purchase orders as early in the day as possible and to provide Galaxy with advance notice of large purchases. All purchases must be paid for by federal funds wire, provided, however, that former shareholders of the Boston 1784 Funds may continue to send payments through the Automated Clearing House System (ACH).

HOW TO SELL SHARES
If you are an institutional investor selling for your own account, you can sell Class I Shares by submitting your order directly to Galaxy's distributor. If you are a customer of a financial institution, you can sell Class I Shares by following the procedures established by your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds, but your financial institution may do so. Contact your financial institution for more information.

HOW TO EXCHANGE SHARES
If you are a customer of a financial institution, you may exchange Class I Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. Unless you qualify for a waiver, you'll have to pay a sales charge when you exchange your Class I Shares of a Fund for Retail A Shares of another Galaxy Fund that imposes a sales charge on purchases.

TO EXCHANGE SHARES:
- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-289-4252

- send your request in writing to:
  The Galaxy Fund
  P.O. Box 6520
  Providence, RI 02940-6520

- ask your financial institution.

Galaxy doesn't charge any fee for making exchanges, but your financial institution might do so. You are generally limited to three exchanges per year. Galaxy may refuse any exchange request and may change or cancel the exchange privilege by giving 60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES
Galaxy may reject any order to buy or exchange shares by a particular purchaser (or group of related purchasers) that has a pattern of short-term or frequent trading or whose trading activity has been or may be disruptive to the management of a Fund.

Galaxy doesn't issue a certificate when you buy shares, but it does keep a record of shares issued to investors.

Sales proceeds are normally wired to institutional investors and financial institutions on the next business day, but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy usually requires that an institutional investor or financial institution maintain an average account balance of $2,000,000. If the balance in the account falls below $2,000,000, Galaxy may require the institutional investor or financial institution to sell all shares in the account. Galaxy reserves the right to vary or waive the minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Distributions by the Funds will generally be taxable to shareholders. Each Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


Taxable dividends paid to you in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

STATE AND LOCAL TAXES

Generally, shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of particular state, or localities within a state.


MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS


The financial highlights tables on the following pages will help you understand the financial performance for each Fund's Class I Shares (formerly designated shares) for the past five years (or, with respect to the Institutional Money Market Fund, the period since its Predecessor Fund began operations). Certain information reflects the financial performance of a single Class I Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class I Shares of each Fund, assuming all dividends and distributions were reinvested. Each of the Institutional Money Market Fund and Institutional Treasury Money Market Fund began operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy. The information for the fiscal years or periods ended October 31, 2001 and 2000 and, with respect to the Institutional Government Money Market Fund, for the fiscal year ended October 31, 1999, has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001, and are incorporated by reference into the SAI. The information for the Institutional Government Money Market Fund for the fiscal years ended October 31, 1998 and 1997 was audited by Galaxy's former auditors. The information for the Predecessor Funds for the fiscal years or periods ended May 31, 2000, 1999, 1998 and 1997 was audited by PricewaterhouseCoopers LLP, the Predecessor Funds' former independent accountants, whose report dated July 17, 2000 is also incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request.

GALAXY INSTITUTIONAL MONEY MARKET FUND
(For a share outstanding throughout each period)



                                        YEAR ENDED    PERIOD JUNE 1, 2000                                PERIOD ENDED
                                        OCTOBER 31,      TO OCTOBER 31,        YEARS ENDED MAY 31,          MAY 31,
                                           2001             2000(1)          2000           1999            1998(2)
                                       -------------    --------------    -----------    -----------     -------------
                                                                    CLASS I SHARES
=====================================  ===============================================================================
NET ASSET VALUE, BEGINNING OF PERIOD    $     1.00       $   1.00          $   1.00       $   1.00        $   1.00
------------------------------------   -------------    --------------    -----------    -----------     -------------
INCOME FROM INVESTMENT OPERATIONS:
   NET INVESTMENT INCOME(3)                   0.05           0.03              0.05           0.05            0.03
------------------------------------   -------------    --------------    -----------    -----------     -------------
LESS DIVIDENDS:
   DIVIDENDS FROM NET INVESTMENT
   INCOME                                    (0.05)         (0.03)            (0.05)         (0.05)          (0.03)
------------------------------------   -------------    --------------    -----------    -----------     -------------
NET INCREASE (DECREASE) IN NET
   ASSET VALUE                                   -              -                 -              -               -
------------------------------------   -------------    --------------    -----------    -----------     -------------
Net asset value, end of period          $     1.00       $   1.00          $   1.00       $   1.00        $   1.00
====================================   =============    ==============    ===========    ===========     =============
Total return                                  4.64%          2.68%(4)          5.43%          5.10%           5.55%

RATIOS/SUPPLEMENTAL DATA:
   NET ASSETS, END OF PERIOD (000s)     $1,035,540       $511,440          $696,613       $516,901        $302,338
------------------------------------   -------------    --------------    -----------    -----------     -------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   REIMBURSEMENT/WAIVER                       4.27%          6.33%(5)          5.35%          4.93%           5.36%(5)
------------------------------------   -------------    --------------    -----------    -----------     -------------
   Operating expenses including
   REIMBURSEMENT/WAIVER                       0.30%          0.29%(5)          0.30%          0.30%           0.27%(5)
------------------------------------   -------------    --------------    -----------    -----------     -------------
Operating expenses excluding
   reimbursement/waiver                       0.31%          0.31%(5)          0.30%          0.35%           0.42%(5)




(1) The Fund commenced operations on November 5, 1997 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares of the Fund.

(2) For the period from commencement of operations beginning on November 5, 1997.

(3) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Class I Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.05 and $0.03, respectively.

(4) Not annualized.

(5) Annualized.

GALAXY INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
(For a share outstanding throughout each period)


                                                                      YEARS ENDED OCTOBER 31,
                                                 -----------------------------------------------------------------
                                                    2001           2000          1999        1998          1997
                                                 ----------     ----------   -----------  -----------   ----------
                                                                        CLASS I SHARES
===========================================      =================================================================
NET ASSET VALUE, BEGINNING OF PERIOD              $   1.00       $   1.00     $   1.00     $   1.00      $   1.00
-------------------------------------------      ----------     ----------   -----------  -----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
   NET INVESTMENT INCOME(1)                           0.05           0.06         0.05         0.05          0.05
-------------------------------------------      ----------     ----------   -----------  -----------   ----------
Less dividends:
   DIVIDENDS FROM NET INVESTMENT INCOME              (0.05)         (0.06)       (0.05)       (0.05)        (0.05)
-------------------------------------------      ----------     ----------   -----------  -----------   ----------
NET INCREASE (DECREASE) IN NET ASSET VALUE               -              -            -            -             -
-------------------------------------------      ----------     ----------   -----------  -----------   ----------
Net asset value, end of period                    $   1.00       $   1.00     $   1.00     $   1.00      $   1.00
===========================================      ==========     ==========   ===========  ===========   ==========
Total return                                          4.71%          6.09%        4.92%        5.32%         5.09%

RATIOS/SUPPLEMENTAL DATA:
   NET ASSETS, END OF PERIOD (000s)               $324,272       $252,482     $222,443     $200,319      $175,141
-------------------------------------------      ----------     ----------   -----------  -----------   ----------
RATIOS TO AVERAGE NET ASSETS:
   Net Investment Income Including
   REIMBURSEMENT/WAIVER                               4.55%          5.94%        4.82%        5.17%         4.94%
-------------------------------------------      ----------     ----------   -----------  -----------   ----------
   Operating expenses including
   REIMBURSEMENT/WAIVER                               0.27%          0.20%        0.20%        0.20%         0.19%
-------------------------------------------      ----------     ----------   -----------  -----------   ----------
Operating expenses excluding
   reimbursement/waiver                               0.34%          0.35%        0.38%        0.36%         0.33%



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Class I Shares for the years ended October 31, 2001, 2000, 1999, 1998, and 1997 were $0.05, $0.06, $0.05, $0.05 and $0.05, respectively.

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND
(For a share outstanding throughout each period)



                                                          PERIOD
                                         YEAR ENDED    JUNE 1, 2000
                                         OCTOBER 31,   TO OCTOBER 31,                       YEARS ENDED MAY 31,
                                      ------------------------------- -------------------------------------------------------------
                                            2001          2000(1)            2000            1999            1998          1997
                                      --------------  ----------------   -------------  -------------- -------------  -------------
                                                                              CLASS I SHARES
====================================  =============================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD    $     1.00      $     1.00        $     1.00     $      1.00    $     1.00     $     1.00
------------------------------------  --------------  ----------------   -------------  -------------- -------------  -------------
INCOME FROM INVESTMENT OPERATIONS:
   NET INVESTMENT INCOME(2)                   0.05            0.03              0.05            0.05          0.05           0.05
------------------------------------  --------------  ----------------   -------------  -------------- -------------  -------------
LESS DIVIDENDS:
   Dividends from net
   INVESTMENT INCOME                         (0.05)     $    (0.03)            (0.05)          (0.05)        (0.05)         (0.05)
------------------------------------  --------------  ----------------   -------------  -------------- -------------  -------------
Net increase (decrease) in
NET ASSET VALUE                                  -               -                 -               -             -              -
------------------------------------  --------------  ----------------   -------------  -------------- -------------  -------------
Net asset value, end of period          $     1.00      $     1.00        $     1.00     $      1.00    $     1.00     $     1.00
====================================  ==============  ================   =============  ============== =============  =============
Total return                                  4.60%           2.64%(3)          5.26%           4.90%         5.36%          5.16%

RATIOS/SUPPLEMENTAL DATA:
   NET ASSETS, END OF
   PERIOD (000s)                        $5,378,265      $4,829,762        $5,022,306      $4,346,037    $4,285,801     $2,591,487
------------------------------------  --------------  ----------------   -------------  -------------- -------------  -------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   REIMBURSEMENT/WAIVER                       4.44%           6.24%(4)          5.15%           4.79%         5.24%          5.05%
------------------------------------  --------------  ----------------   -------------  -------------- -------------  -------------
   Operating expenses including
   REIMBURSEMENT/WAIVER                       0.28%           0.27%(4)          0.30%           0.31%         0.33%          0.33%
------------------------------------  --------------  ----------------   -------------  -------------- -------------  -------------
   Operating expenses excluding
   reimbursement/waiver                       0.29%           0.29%(4)          0.30%           0.31%         0.33%          0.34%



(1) The Fund began operations on June 14, 1993 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares of the Fund.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Class I Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $0.05 and $0.03, respectively.

(3) Not annualized.

(4) Annualized.

This page intentionally left blank

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or by writing to:

The Galaxy Fund
P.O.Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.


Public Reference Section of the SEC Washington, DC 20549-0102
1-202-942-8090


Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.


PROGALINMM1 46541 (2/28/02) PKG50

[GRAPHIC]

GALAXY CLASS II SHARES

THE GALAXY FUND



                                             PROSPECTUS
                                             February 28, 2002




                                             GALAXY INSTITUTIONAL MONEY
                                             MARKET FUND

                                             GALAXY INSTITUTIONAL TREASURY
                                             MONEY MARKET FUND


                                             CLASS II SHARES








                                             As with all mutual funds, the
                                             Securities and Exchange Commission
                                             has not approved or disapproved any
                                             shares of these Funds or determined
                                             if this prospectus is accurate or
                                             complete. Anyone who tells you
                                             otherwise is committing a crime.



                                                        [LOGO]GALAXY
                                                              FUNDS

                                      CONTENTS


                                      1    RISK/RETURN SUMMARY

                                      1    Introduction

                                      2    Galaxy Institutional Money
                                           Market Fund

                                      5    Galaxy Institutional Treasury
                                           Money Market Fund

                                      8    Additional information about risk

                                      9    FUND MANAGEMENT

                                      10   HOW TO INVEST IN THE FUNDS

                                      10   Buying and selling shares

                                      10     HOW TO BUY SHARES

                                      11     HOW TO SELL SHARES

                                      11     OTHER TRANSACTION POLICIES

                                      11     SHAREHOLDER SERVICE FEES

                                      12   DIVIDENDS, DISTRIBUTIONS AND TAXES

                                      13   FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION


This prospectus describes the Galaxy Institutional Money Market
Fund and Galaxy Institutional Treasury Money Market Fund. The Funds invest primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Funds' investment adviser to carry very little risk. Money market instruments purchased by the Funds must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the dollar-weighted average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.


On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
- the main risks associated with an investment in the Fund
- the past performance of the Fund measured on both a year-by-year and long-term basis
- the fees and expenses that you will pay as an investor in the Fund.

THE FUNDS' INVESTMENT ADVISER
Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for these Funds.


AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT'S POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.


[SIDENOTE]
MATURITY
The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.

GALAXY INSTITUTIONAL MONEY MARKET FUND


THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to preserve the principal value of a shareholder's investment and to maintain a high degree of liquidity while providing current income.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in high quality short-term debt obligations of U.S. and foreign issuers, including commercial paper, asset-backed commercial paper, corporate bonds, foreign government obligations, U.S. Government agency obligations, taxable municipal securities and repurchase agreements. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. and foreign banks, and in U.S. Government obligations.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free.

Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[SIDENOTE]
REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on November 5, 1997 as the Boston 1784 Institutional Prime Money Market Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares (formerly designated shares) of the Fund.

No performance information is presented for Class II Shares of the Fund because they had less than one full calendar year of performance history as of December 31, 2001. The returns shown below are for Class I Shares of the Fund (including shares of the Predecessor Fund for periods prior to June 26, 2000), which are offered in a separate prospectus. Class I Shares and Class II Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Class I Shares of the Fund has varied from year to year. The returns for Class II Shares would have been different than the figures shown below because each class of shares has different expenses.

[SIDENOTE]
BEST QUARTER
1.61%
for the quarter ending
September 30, 2000

WORST QUARTER
0.56%
for the quarter ending
December 31, 2001

[CHART]

1998         5.40%
1999         4.99%
2000         6.25%
2001         3.90%

AVERAGE ANNUAL TOTAL RETURNS
The table shows the average annual total returns for Class I Shares of the Fund for the periods ended December 31, 2001.

                                                                       SINCE
                                                         1 YEAR    INCEPTION
-------------------------------------------------------------------------------------------
Class I Shares                                            3.90%        5.15%  (11/5/97)

To obtain the Fund's current 7-day yield, please call 1-877-289-4252.


FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
----------------------------------------------------------------------------------------
Class II Shares                   0.20%             None          0.20%(1)      0.40%(1)


(1) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (which are included in Other expenses) so that Other expenses are expected to be 0.19%. Total Fund operating expenses after this waiver are expected to be 0.39%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                             1 YEAR     3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------
Class II Shares                                 $41        $128       $224          $505

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND


THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in short-term U.S. Government obligations, including U.S. Treasury securities, U.S. Government agency obligations and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund invests at least 65% of its total assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury securities. The Fund invests the rest of its assets in U.S. Government obligations issued by agencies or instrumentalities, including mortgage-backed securities.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free.

Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[SIDENOTE]
U.S. TREASURY OBLIGATIONS
U.S. Treasury obligations are among the safest of all investments because they are backed by the "full faith and credit" of the U.S. Government.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Institutional U.S. Treasury Money Market Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares (formerly designated shares) of the Fund.

No performance information is presented for Class II Shares of the Fund because they had less than one full calendar year of performance history as of December 31, 2001. The returns shown below are for Class I Shares of the Fund (including shares of the Predecessor Fund for periods prior to June 26, 2000), which are offered in a separate prospectus. Class I Shares and Class II Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Class I Shares of the Fund has varied from year to year. The returns for Class IIShares would have been different than the figures shown below because each class of shares has different expenses.


[SIDENOTE]
BEST QUARTER
1.59%
for the quarter ending
December 31, 2000

WORST QUARTER
0.57%
for the quarter ending
December 31, 2001

[CHART]

1994         4.04%
1995         5.69%
1996         5.14%
1997         5.30%
1998         5.20%
1999         4.81%
2000         6.12%
2001         3.87%

AVERAGE ANNUAL TOTAL RETURNS
The table shows the average annual total returns for Class I Shares of the Fund for the periods ended December 31, 2001.

                                                                        SINCE
                                            1 YEAR      5 YEARS     INCEPTION
------------------------------------------------------------------------------------------
Class I Shares                               3.87%        5.06%         4.89%  (6/14/93)

To obtain the Fund's current 7-day yield, please call 1-877-289-4252.


FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
----------------------------------------------------------------------------------------
Class II Shares                   0.20%             None           0.19%           0.39%


EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------
Class II Shares                                $40         $125       $219          $493

ADDITIONAL INFORMATION ABOUT RISK


The main risks associated with an investment in each of the Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS
Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income). This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS
This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

FUND MANAGEMENT


ADVISER
The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.

                                                     MANAGEMENT FEE
FUND                                   AS A % OF AVERAGE NET ASSETS
-------------------------------------------------------------------
Institutional Money Market                                    0.19%

Institutional Treasury Money Market                           0.19%

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES
The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

HOW TO INVEST IN THE FUNDS


BUYING AND SELLING SHARES
Class II Shares of the Funds are available for purchase by qualified financial institutions that are purchasing shares of the Funds on behalf of their customers. A qualified financial institution is a financial institution, such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with the Adviser, that has entered into a sales agreement and servicing agreement with respect to Class II Shares of the Funds.

You can buy and sell Class II Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open. These entities are generally open every Monday through Friday, except national holidays. During certain emergency closings of the New York Stock Exchange, however, a Fund may open for business if it can maintain its operations. In this event, a Fund will determine its net asset value (NAV) per share as described below. To determine if a Fund is open for business on a day when there is an emergency closing of the New York Stock Exchange, please call Galaxy at 1-877-289-4252.

If your order to buy shares of a Fund is received and accepted by Galaxy's distributor by 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 5:00 p.m. (Eastern time) that day. If your order to buy shares of a Fund is received and accepted by Galaxy's distributor after 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 5:00 p.m. (Eastern time) on the next business day. The price at which you sell shares of a Fund is the NAV per share next determined after receipt of your order.

NAV is determined at 4:00 p.m. (Eastern time) on each business day.

The Funds' assets are valued at amortized cost, which is approximately equal to market value.

HOW TO BUY SHARES
You can buy Class II Shares by following the procedures established by your qualified financial institution. Your qualified financial institution is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The qualified financial institution holds the shares in your name and receives all confirmations of purchases and sales.

You are encouraged to place purchase orders as early in the day as possible and to provide Galaxy with advance notice of large purchases. All purchases must be paid for by federal


[SIDENOTE]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Class II Shares, minus the value of the Fund's liabilities attributable to Class II Shares, divided by the number of Class II Shares held by investors.


[SIDENOTE]
INVESTMENT MINIMUMS
The minimum initial aggregate investment by a qualified financial institution purchasing shares on behalf of its customers is $2,000,000. There is no minimum investment requirement for additional purchases.

funds wire, provided, however, that former shareholders of the Boston 1784 Funds may continue to send payments through the Automated Clearing House System (ACH).

HOW TO SELL SHARES
You can sell Class II Shares by following the procedures established by your qualified financial institution. Your qualified financial institution is responsible for sending your order to Galaxy's distributor and crediting your account with the proceeds.

Galaxy doesn't charge for wiring the proceeds but your qualified financial institution may do so. Contact your qualified financial institution for more information.

OTHER TRANSACTION POLICIES
Galaxy may reject any order to buy shares by a particular purchaser (or group of related purchasers) that has a pattern of short-term or frequent trading or whose trading activity has been or may be disruptive to the management of a Fund.

Galaxy doesn't issue a certificate when you buy shares, but it does keep a record of shares issued to investors.

Sales proceeds are normally wired to your qualified financial institution on the next business day, but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy usually requires that a qualified financial institution maintain an average account balance of $2,000,000. If the balance in the account falls below $2,000,000, Galaxy may require the qualified financial institution to sell all shares in the account. Galaxy reserves the right to vary or waive the minimum investment requirement.

SHAREHOLDER SERVICE FEES
Class II Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Class II Share assets to qualified financial institutions who provide certain services to their customers who own Class II Shares of the Funds. The Funds do not intend to pay more than 0.15% in shareholder service fees with respect to Class II Shares during the current fiscal year.

DIVIDENDS, DISTRIBUTIONS AND TAXES


Each Fund declares dividends from net investment income daily and pays them monthly. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES
Distributions by the Funds will generally be taxable to shareholders. Each Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Taxable dividends paid to you in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

STATE AND LOCAL TAXES
Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Fund's distributions that are attributable to interest on U.S. Government securities or on securities of a particular state, or localities within a state.

MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS



The financial highlights tables on the following pages will help you understand the financial performance for Class II Shares of each Fund for the period since Class II Shares were first offered. Certain information reflects the financial performance of a single Class II Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class II Shares of each Fund, assuming all dividends and distributions were reinvested. The information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements are included in the Funds' Annual Report dated October 31, 2001, and are incorporated by reference into the SAI. The Funds' Annual Report and SAI are available free of charge upon request.

GALAXY INSTITUTIONAL MONEY MARKET FUND
(For a share outstanding throughout the period)


                                                                                                 PERIOD ENDED
                                                                                                  OCTOBER 31,
                                                                                                     2001(1)
                                                                                                CLASS II SHARES
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                               $1.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                                                         0.03

LESS DIVIDENDS:
   Dividends from net investment income                                                            (0.03)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                            --

Net asset value, end of period                                                                     $1.00
==================================================================================================================
Total return                                                                                        2.55%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                                                                  $52

RATIOS TO AVERAGE NET ASSETS:

   Net investment income including reimbursement/waiver                                             4.18%(4)

   Operating expenses including reimbursement/waiver                                                0.39%(4)

   Operating expenses excluding reimbursement/waiver                                                0.40%(4)


(1) The Fund began offering Class II Shares on March 1, 2001.
(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Class II Shares for the period ended October 31, 2001 was $0.03.
(3) Not Annualized.
(4) Annualized.

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND
(For a share outstanding throughout the period)


                                                                                                 PERIOD ENDED
                                                                                                  OCTOBER 31,
                                                                                                    2001(1)
                                                                                                CLASS II SHARES
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                $1.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income2                                                                            0.02

LESS DIVIDENDS:
   Dividends from net investment income                                                             (0.02)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   --

Net asset value, end of period                                                                      $1.00
==================================================================================================================
Total return                                                                                         2.48%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                                                                   $52

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver                                              4.34%(4)

   Operating expenses including reimbursement/waiver                                                 0.38%(4)

   Operating expenses excluding reimbursement/waiver                                                 0.39%(4)


(1) The Fund began offering Class II Shares on March 1, 2001.
(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Class II Shares for the period ended October 31, 2001 was $0.02.
(3) Not Annualized.
(4) Annualized.

                       This page intentionally left blank

WHERE TO FIND MORE INFORMATION


You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.


Galaxy's Investment Company Act File No. is 811-4636.

PROGALINMM2 46542 (2/28/02) PKG50

                                     PROSPECTUS
                                     February 28, 2002






                                     GALAXY INSTITUTIONAL MONEY
                                     MARKET FUND

                                     GALAXY INSTITUTIONAL TREASURY
                                     MONEY MARKET FUND


                                     CLASS III SHARES


[GRAPHIC]    GALAXY CLASS III SHARES

             THE GALAXY FUND









                                     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                                                              [LOGO]GALAXY
                                                                    FUNDS

                   CONTENTS


         1        RISK/RETURN SUMMARY

         1        Introduction

         2        Galaxy Institutional Money Market Fund

         5        Galaxy Institutional Treasury Money Market Fund

         8        Additional information about risk

         9        FUND MANAGEMENT

         10       HOW TO INVEST IN THE FUNDS

         10       Buying and selling shares

         11                HOW TO BUY SHARES

         11                HOW TO SELL SHARES

         12                OTHER TRANSACTION POLICIES

         14       DIVIDENDS, DISTRIBUTIONS AND TAXES

         15       HOW TO REACH GALAXY

         16       FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION

THIS PROSPECTUS describes the Galaxy Institutional Money Market Fund and Galaxy Institutional Treasury Money Market Fund. The Funds invest primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Funds' investment adviser to carry very little risk. Money market instruments purchased by the Funds must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the dollar-weighted average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
- the main risks associated with an investment in the Fund
- the past performance of the Fund measured on both a year-by-year and long-term basis
- the fees and expenses that you will pay as an investor in the Fund.

THE FUNDS' INVESTMENT ADVISER
Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for these Funds.


AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT'S POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.


[SIDENOTE]
MATURITY
The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.

GALAXY INSTITUTIONAL MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to preserve the principal value of a shareholder's investment and to maintain a high degree of liquidity while providing current income.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in high quality short-term debt obligations of U.S. and foreign issuers, including commercial paper, asset-backed commercial paper, corporate bonds, foreign government obligations, U.S. Government agency obligations, taxable municipal securities and repurchase agreements. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. and foreign banks, and in U.S. Government obligations.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free.

Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[SIDENOTE]
REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on November 5, 1997 as the Boston 1784 Institutional Prime Money Market Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares (formerly designated shares) of the Fund.

No performance information is presented for Class III Shares of the Fund because they had less than one full calendar year of performance history as of December 31, 2001. The returns shown below are for Class I Shares of the Fund (including shares of the Predecessor Fund for periods prior to June 26, 2000), which are offered in a separate prospectus. Class I Shares and Class III Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Class I Shares of the Fund has varied from year to year. The returns for Class III Shares would have been different than the figures shown below because each class of shares has different expenses.


[SIDENOTE]
BEST QUARTER
1.61%
for the quarter ending
September 30, 2000

WORST QUARTER
0.56%
for the quarter ending
December 31, 2001

[CHART]

1998         5.40%
1999         4.99%
2000         6.25%
2001         3.90%

AVERAGE ANNUAL TOTAL RETURNS
The table shows the average annual total returns for Class I Shares of the Fund for the periods ended December 31, 2001.

                                                           SINCE
                                       1 YEAR          INCEPTION
--------------------------------------------------------------------------------
Class I Shares                          3.90%              5.15%  (11/5/97)

To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                     TOTAL FUND
                      MANAGEMENT     DISTRIBUTION         OTHER       OPERATING
                            FEES     (12b-1) FEES      EXPENSES        EXPENSES
-------------------------------------------------------------------------------
Class III Shares           0.20%             None      0.30%(1)        0.50%(1)


(1) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (which are included in Other expenses) so that Other expenses are expected to be 0.29%. Total Fund operating expenses after this waiver are expected to be 0.49%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                1 YEAR        3 YEARS       5 YEARS      10 YEARS
Class III Shares                   $51           $160          $280          $628

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND


THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in short-term U.S. Government obligations, including U.S. Treasury securities, U.S. Government agency obligations and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund invests at least 65% of its total assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury securities. The Fund invests the rest of its assets in U.S. Government obligations issued by agencies or instrumentalities, including mortgage-backed securities.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free.

Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[SIDENOTE]
U.S. TREASURY OBLIGATIONS
U.S. Treasury obligations are among the safest of all investments because they are backed by the "full faith and credit" of the U.S. Government.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Institutional U.S. Treasury Money Market Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares (formerly designated shares) of the Fund.

No performance information is presented for Class III Shares of the Fund because they had less than one full calendar year of performance history as of December 31, 2001. The returns shown below are for Class I Shares of the Fund (including shares of the Predecessor Fund for periods prior to June 26, 2000), which are offered in a separate prospectus. Class I Shares and Class III Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Class I Shares of the Fund has varied from year to year. The returns for Class III Shares would have been different than the figures shown below because each class of shares has different expenses.


[SIDENOTE]
BEST QUARTER
1.59%
for the quarter ending
December 31, 2000

WORST QUARTER
0.57%
for the quarter ending
December 31, 2001

[CHART]

1994        4.04%
1995        5.69%
1996        5.14%
1997        5.30%
1998        5.20%
1999        4.81%
2000        6.12%
2001        3.87%

AVERAGE ANNUAL TOTAL RETURNS
The table shows the average annual total returns for Class I Shares of the Fund for the periods ended December 31, 2001.

                                                                     SINCE
                                 1 YEAR           5 YEARS        INCEPTION
-----------------------------------------------------------------------------------------
Class I Shares                    3.87%             5.06%            4.89%  (6/14/93)

To obtain the Fund's current 7-day yield, please call 1-877-289-4252.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                   TOTAL FUND
                             MANAGEMENT      DISTRIBUTION             OTHER         OPERATING
                                   FEES      (12b-1) FEES          EXPENSES          EXPENSES
---------------------------------------------------------------------------------------------
Class III Shares                  0.20%              None          0.33%(1)          0.53%(1)


(1) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (which are included in Other expenses) so that Other expenses are expected to be 0.29%. Total Fund operating expenses after this waiver are expected to be 0.49%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                          1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------
Class III Shares             $54         $170        $296          $665

ADDITIONAL INFORMATION ABOUT RISK


The main risks associated with an investment in each of the Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS
Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income). This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS
This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

FUND MANAGEMENT



ADVISER
The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.

                                                              MANAGEMENT FEE
FUND                                            AS A % OF AVERAGE NET ASSETS
-----------------------------------------------------------------------------
Institutional Money Market                                             0.19%
Institutional Treasury Money Market                                    0.19%

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES
The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

HOW TO INVEST IN THE FUNDS


BUYING AND SELLING SHARES
Class III Shares of the Funds are available for purchase by qualified financial institutions that are purchasing shares of the Funds on behalf of their customers. A qualified financial institution is a financial institution, such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with the Adviser, that has entered into a sales agreement and servicing agreement with respect to Class III Shares of the Funds.

In addition, former shareholders of the Pillar U.S. Treasury Securities Plus Money Market Fund (the Pillar Treasury Fund) who purchased their shares of the Pillar Treasury Fund directly from The Pillar Funds and who received Class III Shares of the Galaxy Institutional Treasury Money Market Fund in connection with the reorganization of The Pillar Funds into Galaxy may purchase additional Class III Shares of the Galaxy Institutional Treasury Money Market Fund directly from Galaxy's distributor.

You can buy and sell Class III Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open. These entities are generally open every Monday through Friday, except national holidays. During certain emergency closings of the New York Stock Exchange, however, a Fund may open for business if it can maintain its operations. In this event, a Fund will determine its net asset value (NAV) per share as described below. To determine if a Fund is open for business on a day when there is an emergency closing of the New York Stock Exchange, please call Galaxy at 1-877-289-4252.

If your order to buy shares of a Fund is received and accepted by Galaxy's distributor by 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 5:00 p.m. (Eastern time) that day. If your order to buy shares of a Fund is received and accepted by Galaxy's distributor after 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 5:00 p.m. (Eastern time) on the next business day. The price at which you sell shares of a Fund is the NAV per share next determined after receipt of your order.

NAV is determined at 4:00 p.m. (Eastern time) on each business day.

The Funds' assets are valued at amortized cost, which is approximately equal to market value.


[SIDENOTE]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Class III Shares, minus the value of the Fund's liabilities attributable to Class III Shares, divided by the number of Class III Shares held by investors.


[SIDENOTE]
INVESTMENT MINIMUMS
The minimum initial aggregate investment by a qualified financial institution purchasing shares on behalf of its customers is $2,000,000. There is no minimum investment requirement for additional purchases.

HOW TO BUY SHARES
You can buy Class III Shares by following the procedures established by your qualified financial institution. Your qualified financial institution is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The qualified financial institution holds the shares in your name and receives all confirmations of purchases and sales.

You are encouraged to place purchase orders as early in the day as possible and to provide Galaxy with advance notice of large purchases. All purchases must be paid for by federal funds wire, provided, however, that former shareholders of the Boston 1784 Funds may continue to send payments through the Automated Clearing House System (ACH).

Former shareholders of the Pillar Treasury Fund as described above may purchase additional Class III Shares of the Galaxy Institutional Treasury Money Market Fund directly from Galaxy's distributor in any of the following ways:

BUYING BY MAIL
To make additional investments, send
a check payable to the Galaxy
Institutional Treasury Money
Market Fund to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You must include with your check one of the following:

- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction.

- A letter stating the amount of your investment, the name of the Fund and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE
To make an additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
100 Federal Street
Boston, MA 02110
ABA #0110-0013-8
DDA #79673-5702
Ref: The Galaxy Fund
(Account number)
(Account registration)

Your financial institution may charge you a fee for sending funds by wire.

HOW TO SELL SHARES
You can sell Class III Shares by following the procedures established by your qualified financial institution. Your qualified financial institution is responsible for transmitting your order to Galaxy's distributor and crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds but your qualified financial institution may do so. Contact your qualified financial institution for more information.

Former shareholders of the Pillar Treasury Fund as described above may sell Class III Shares of the Galaxy Institutional Treasury Money Market Fund directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL
Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI
02940-6520

You must include the following:

- The name of the Fund
- The number of shares or dollar amount you want to sell
- Your account number
- Your Social Security number or tax identification number
- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

SELLING BY PHONE
You can sell shares by calling Galaxy's distributor at 1-877-289-4252 unless you tell Galaxy in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE
Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any financial institution in the U.S. To be eligible to use this privilege, you must notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more that $1,000.

The sale proceeds must be paid to the same bank and account you named in your written instructions.

OTHER TRANSACTION POLICIES
Galaxy may reject any order to buy shares by a particular purchaser (or group of related purchasers) that has a pattern of short-term or frequent trading or whose trading activity has been or may be disruptive to the management of a Fund.

Galaxy doesn't issue a certificate when you buy shares, but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell shares by wire or telephone if it believes it is advisable to do so. Galaxy may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time.


[SIDENOTE]
SIGNATURE GUARANTEES
When selling your shares by mail or by phone, you must have your signature guaranteed if:

- you're selling shares worth more than $50,000,

- you want Galaxy to send your money to an address other than the address on your account, unless your money is transferred to a successor custodian,

- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or

- you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

If you sell your shares directly through Galaxy's distributor by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

If you sell your shares through a qualified financial institution, sales proceeds are normally wired to your qualified financial institution on the next business day. If you sell your shares directly through Galaxy's distributor, sales proceeds are normally sent to you within three business days. In each case, Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy usually requires that a qualified financial institution maintain an average account balance of $2,000,000. If the balance in the account falls below $2,000,000, Galaxy may require the qualified financial institution to sell all shares in the account. Galaxy reserves the right to vary or waive the minimum investment requirement.

If you sell your shares directly through Galaxy's distributor, Galaxy may close your account after 60 days' written notice if the value of your account drops below $250 as a result of selling shares.

SHAREHOLDER SERVICE FEES
Class III Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Class III Share assets to qualified financial institutions who provide certain services to their customers who own shares of the Funds. The Funds do not intend to pay more than 0.25% in shareholder service fees with respect to Class III Shares during the current fiscal year.

DIVIDENDS, DISTRIBUTIONS AND TAXES


Each Fund declares dividends from net investment income daily and pays them monthly. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES
Distributions by the Funds will generally be taxable to shareholders. Each Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

STATE AND LOCAL TAXES
Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Fund's distributions that are attributable to interest on U.S. Government securities or on securities of a particular state, or localities within a state.

MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

HOW TO REACH GALAXY


Former shareholders of the Pillar Treasury Fund as described above under "How to invest in the Funds" can reach Galaxy in any of the following ways:

GALAXY SHAREHOLDER SERVICES
Call Galaxy's distributor at 1-877-289-4252, Monday through Friday, 8 a.m. to 6 p.m. (Eastern time) for help from a Galaxy representative.

INVESTCONNECT
InvestConnect is Galaxy's shareholder voice response system. Call 1-877-289-4252 from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell shares. It's available 24 hours a day, seven days a week.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.

THE INTERNET
Please visit Galaxy's Web site at
www.galaxyfunds.com


[SIDENOTE]
HEARING IMPAIRED
Galaxy offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS


The financial highlights tables on the following pages will help you understand the financial performance for Class III Shares of each Fund for the period since Class III Shares were first offered. Certain information reflects the financial performance of a single Class III Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class III Shares of each Fund, assuming all dividends and distributions were reinvested. The information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001, and are incorporated by reference into the SAI. The Funds' Annual Report and SAI are available free of charge upon request.

GALAXY INSTITUTIONAL MONEY MARKET FUND
(For a share outstanding throughout the period)


                                                                      PERIOD ENDED
                                                                       OCTOBER 31,
                                                                         2001(1)
----------------------------------------------------------------------------------------
                                                                     CLASS III SHARES
----------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                                0.02

LESS DIVIDENDS:
   Dividends from net investment income                                   (0.02)

Net increase (decrease) in net asset value                                    -

Net asset value, end of period                                            $1.00

Total return                                                               2.43%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                                         $52

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver                    4.07%(4)

   Operating expenses including reimbursement/waiver                       0.49%(4)

   Operating expenses excluding reimbursement/waiver                       0.50%(4)


(1) The Fund began offering Class III Shares on March 1, 2001.
(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Class III Shares for the period ended October 31, 2001 was $0.02.
(3) Not Annualized.
(4) Annualized.

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND
(For a share outstanding throughout the period)


                                                                       PERIOD ENDED
                                                                       OCTOBER 31,
                                                                         2001(1)
----------------------------------------------------------------------------------------
                                                                     CLASS III SHARES
----------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                                0.02

LESS DIVIDENDS:
   Dividends from net investment income                                   (0.02)

Net increase (decrease) in net asset value                                    -

Net asset value, end of period                                            $1.00

Total return                                                               2.43%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                                     $44,102

RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver                    4.24%(4)

   Operating expenses including reimbursement/waiver                       0.48%(4)

   Operating expenses excluding reimbursement/waiver                       0.53%(4)


(1) The Fund began offering Class III Shares on March 1, 2001.
(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Class III Shares for the period ended October 31, 2001 was $0.02.
(3) Not Annualized.
(4) Annualized.

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


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


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

WHERE TO FIND MORE INFORMATION




You'll find more information about the Funds in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.









Galaxy's Investment Company Act File No. is
811-4636.

PROGALINMM3 46543 (2/28/02) PKG50

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 2002

GALAXY ASSET ALLOCATION FUND
GALAXY EQUITY INCOME FUND
GALAXY GROWTH AND INCOME FUND
GALAXY STRATEGIC EQUITY FUND
GALAXY EQUITY VALUE FUND
GALAXY EQUITY GROWTH FUND
GALAXY GROWTH FUND II
GALAXY INTERNATIONAL EQUITY FUND
GALAXY PAN ASIA FUND
GALAXY SMALL CAP VALUE FUND
GALAXY SMALL COMPANY EQUITY FUND
GALAXY LARGE CAP VALUE FUND
GALAXY LARGE CAP GROWTH FUND

RETAIL A SHARES, RETAIL B SHARES AND
TRUST SHARES

      This Statement of Additional Information is not a prospectus. It relates to the prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses as well as the Funds' Annual Report to Shareholders dated October 31, 2001 (the "Annual Report"), may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-289-4252

CURRENT PROSPECTUSES

- Prospectus for Retail A Shares and Retail B Shares of the Funds dated February 28, 2002
- Prospectus for Trust Shares of the Funds dated February 28, 2002


      The audited financial statements included in the Annual Report and the report of Ernst & Young LLP, The Galaxy Fund's independent auditors, contained in the Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of the Annual Report are incorporated by reference.

      The Large Cap Value Fund and the Large Cap Growth Fund commenced operations as separate portfolios (the "Predecessor Pillar Funds") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Funds were reorganized as new portfolios of The Galaxy Fund. The financial statements included in the Predecessor Pillar Funds Annual Report dated December 31, 2000 and the related report of Arthur Andersen LLP, the Predecessor Pillar Funds' former independent auditors, are incorporated herein by reference in the section "Financial Statements." No other portions of the Predecessor Pillar Funds' Annual Report are incorporated by reference.

      The Growth Fund II commenced operations as a separate portfolio ("Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of The Galaxy Fund. The financial statements included in the Predecessor Boston 1784 Fund's Annual Report dated May 31, 2000 and the related report of PricewaterhouseCoopers LLP, the Predecessor Boston 1784 Fund's former independent accountants, are incorporated herein by reference in the section "Financial Statements." No other portions of the Predecessor Boston 1784 Fund's Annual Report are incorporated by reference.

                                TABLE OF CONTENTS

                                                                                                  PAGE

GENERAL INFORMATION.                                                                                1
DESCRIPTION OF GALAXY AND ITS SHARES                                                                2
INVESTMENT STRATEGIES, POLICIES AND RISKS                                                           5
      Asset Allocation Fund                                                                         6
      Equity Income Fund                                                                            6
      Growth and Income Fund                                                                        7
      Strategic Equity Fund                                                                         7
      Equity Value Fund                                                                             8
      Equity Growth Fund                                                                            8
      Growth Fund II                                                                                8
      International Equity Fund                                                                     9
      Pan Asia Fund                                                                                10
      Small Cap Value Fund                                                                         10
      Small Company Equity Fund                                                                    11
      Large Cap Value Fund                                                                         11
      Large Cap Growth Fund                                                                        12
SPECIAL RISK CONSIDERATIONS                                                                        13
      Foreign Securities                                                                           13
      European Currency Unification                                                                13
      Asia and the Pacific Basin - Pan Asia Fund                                                   14
      Japan - Pan Asia Fund                                                                        15
OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS                                                  16
      Ratings                                                                                      16
      U.S. Government Obligations and Money Market Instruments                                     17
      Variable and Floating Rate Obligations                                                       18
      Repurchase and Reverse Repurchase Agreements                                                 19
      Securities Lending                                                                           20
      Investment Company Securities                                                                20
      REITs                                                                                        21
      Derivative Securities                                                                        22
      American, European, Continental and Global Depositary Receipts                               38
      Asset-Backed Securities                                                                      39
      Mortgage-Backed Securities                                                                   40
      Mortgage Dollar Rolls                                                                        41
      U.S. Treasury Rolls                                                                          41
      Convertible Securities                                                                       42
      When-Issued, Forward Commitment and Delayed Settlement Transactions                          43
      Guaranteed Investment Contracts                                                              44
      Common Stock, Preferred Stock and Warrants                                                   44
      Loan Participations                                                                          45
      STRIPS                                                                                       45
      Zero Coupon Securities                                                                       45

                                        i

      Lower-Rated Securities                                                                       46
      Pay-In-Kind Securities                                                                       46
      Structured Investments                                                                       46
      Yankee Obligations                                                                           47
      Portfolio Turnover                                                                           47
INVESTMENT LIMITATIONS                                                                             47
VALUATION OF PORTFOLIO SECURITIES                                                                  55
      Valuation of the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund,
      Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Small
      Cap Value Fund, Small Company Equity Fund, Large Cap Value Fund and Large Cap Growth
      Fund                                                                                         55
      Valuation of the International Equity Fund and Pan Asia Fund                                 55
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                                     56
      Purchases of Retail A Shares and Retail B Shares                                             56
      General                                                                                      56
      Customers of Institutions                                                                    57
      Applicable Sales Charge - Retail A Shares                                                    57
      Computation of Offering Price - Retail A Shares                                              59
      Quantity Discounts                                                                           60
      Applicable Sales Charge - Retail B Shares                                                    62
      Characteristics of Retail A Shares and Retail B Shares                                       64
      Factors to Consider When Selecting Retail A Shares or Retail B Shares                        65
      Purchases of Trust Shares                                                                    66
      Other Purchase Information                                                                   66
      Redemption of Retail A Shares, Retail B Shares and Trust Shares                              67
INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES                                            67
      Exchange Privilege                                                                           67
      Retirement Plans                                                                             68
      Automatic Investment Program and Systematic Withdrawal Plan                                  69
      Payroll Deduction Program                                                                    70
      College Investment Program                                                                   70
      Direct Deposit Program                                                                       70
TAXES                                                                                              70
      Taxation of Certain Financial Instruments and Investments                                    71
TRUSTEES AND OFFICERS                                                                              72
      Standing Board Committees                                                                    74
      Trustee Ownership of Fund Shares                                                             74
      Board Compensation                                                                           75
      Shareholder and Trustee Liability                                                            77
INVESTMENT ADVISER AND SUB-ADVISERS                                                                79
      International Equity Fund                                                                    82
      Pan Asia Fund                                                                                83
      Annual Board Approval of Investment Advisory and Sub-Advisory Agreements                     84
ADMINISTRATOR                                                                                      85
CUSTODIAN AND TRANSFER AGENT                                                                       88
EXPENSES                                                                                           89
PORTFOLIO TRANSACTIONS                                                                             90

                                       ii

SHAREHOLDER SERVICES PLAN                                                                          93
DISTRIBUTION PLANS                                                                                 96
      Retail A Shares Plans                                                                        96
      Retail B Shares Plan                                                                         96
      All Plans                                                                                    98
DISTRIBUTOR                                                                                        99
AUDITORS                                                                                          102
COUNSEL                                                                                           102
CODES OF ETHICS                                                                                   102
PERFORMANCE AND YIELD INFORMATION                                                                 103
      Performance Reporting                                                                       107
MISCELLANEOUS                                                                                     109
FINANCIAL STATEMENTS                                                                              131
APPENDIX A                                                                                        A-1
APPENDIX B                                                                                        B-1

                               GENERAL INFORMATION

      This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses for Trust Shares, Retail A Shares and Retail B Shares of the thirteen Funds listed on the cover page. Each Fund, other than the Growth Fund II, Large Cap Value Fund and Large Cap Growth Fund, has registered Prime A Shares and Prime B Shares, which are described in a separate statement of additional information and related prospectuses. As of the date of this Statement of Additional Information, the Equity Income Fund, Strategic Equity Fund, Equity Value Fund and Small Company Equity Fund had not commenced offering Prime A Shares and Prime B Shares. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.

      The Growth and Income Fund and Small Cap Value Fund commenced operations on December 14, 1992 as separate portfolios (the "Predecessor Growth and Income Fund" and "Predecessor Small Cap Value Fund," respectively, and collectively, the "Predecessor Shawmut Funds") of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Funds were reorganized as new portfolios of The Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Funds offered and sold shares of beneficial interest that were similar to The Galaxy Fund's Trust Shares and Retail A Shares.

      The Growth Fund II commenced operations as a separate portfolio (the "Predecessor Growth Fund II" or "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of The Galaxy Fund (the "Boston 1784 Reorganization"). Prior to the Boston 1784 Reorganization, the Predecessor Boston 1784 Fund offered and sold one class of shares. In connection with the Boston 1784 Reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Growth Fund II. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Growth Fund II. BKB Shares were issued to shareholders of the Predecessor Fund who were not eligible to receive Trust Shares at the time of the Boston 1784 Reorganization. On June 26, 2001, BKB Shares of the Funds converted into Retail A Shares upon a finding by the Board of Trustees of The Galaxy Fund at a meeting held on May 31, 2001 that such conversion was in the best interest of the holders of BKB Shares.

      The Large Cap Value Fund and Large Cap Growth Fund commenced operations as separate portfolios (the "Predecessor Large Cap Value Fund" and "Predecessor Large Cap Growth Fund", respectively, and collectively, the "Predecessor Pillar Funds") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Funds were reorganized as new portfolios of The Galaxy Fund (the "Pillar Reorganization"). Prior to the Pillar Reorganization, the

Predecessor Pillar Funds offered and sold shares of beneficial interest that were similar to the Galaxy Fund's Trust Shares, Retail A Shares and Retail B Shares.


      SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                      DESCRIPTION OF GALAXY AND ITS SHARES

      The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in forty investment portfolios:
Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund, Florida Municipal Bond Fund and Pennsylvania Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.

      Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class C shares (Trust Shares), Class C - Special Series 1 shares (Retail A Shares), Class C - Special Series 2 shares (Retail B Shares),

Class C - Special Series 3 shares (Prime A Shares) and Class C - Special Series 4 shares (Prime B Shares), each series representing interests in the Equity Value Fund; Class G - Series 1 shares (Trust Shares), Class G - Series 2 shares (Retail A Shares), Class G - Series 3 shares (Retail B Shares), Class G - Series 4 shares (Prime A Shares) and Class G - Series 5 shares (Prime B Shares), each series representing interests in the International Equity Fund; Class H - Series 1 shares (Trust Shares), Class H - Series 2 shares (Retail A Shares), Class H - Series 3 shares (Retail B Shares), Class H - Series 4 shares (Prime A Shares) and Class H - Series 5 shares (Prime B Shares), each series representing interests in the Equity Growth Fund; Class I - Series 1 shares (Trust Shares), Class I- Series 2 shares (Retail A Shares), Class I - Series 3 shares (Retail B Shares), Class I - Series 4 shares (Prime A Shares) and Class I - Series 5 shares (Prime B Shares), each series representing interests in the Equity Income Fund; Class K - Series 1 shares (Trust Shares), Class K - Series 2 shares (Retail A Shares), Class K - Series 3 shares (Retail B Shares), Class K - Series 4 shares (Prime A Shares) and Class K - Series 5 shares (Prime B Shares), each series representing interests in the Small Company Equity Fund; Class N - Series 1 shares (Trust Shares), Class N - Series 2 shares (Retail A Shares), Class N - Series 3 shares (Retail B Shares), Class N - Series 4 shares (Prime A Shares) and Class N - Series 5 shares (Prime B Shares), each series representing interests in the Asset Allocation Fund; Class U - Series 1 shares (Trust Shares), Class U - Series 2 shares (Retail A Shares), Class U - Series 3 shares (Retail B Shares), Class U - Series 4 shares (Prime A Shares) and Class U - Series 5 shares (Prime B Shares), each series representing interests in the Growth and Income Fund; Class X - Series 1 shares (Trust Shares), Class X - Series 2 shares (Retail A Shares), Class X - Series 3 shares (Retail B Shares), Class X - Series 4 shares (Prime A Shares) and Class X - Series 5 shares (Prime B Shares), each series representing interests in the Small Cap Value Fund; Class AA - Series 1 shares (Trust Shares), Class AA - Series 2 shares (Retail A Shares), Class AA - Series 3 shares (Retail B Shares), Class AA - Series 4 shares (Prime A Shares) and Class AA - Series 5 shares (Prime B Shares), each series representing interests in the Strategic Equity Fund; Class MM - Series 1 shares (Trust Shares), Class MM - Series 2 shares (Retail A Shares) and Class MM
- Series 4 shares (Retail B Shares), each series representing interests in the Growth Fund II; and Class NN - Series 1 shares (Trust Shares); Class NN - Series 2 shares (Retail A Shares), Class NN - Series 3 shares (Retail B Shares), Class NN - Series 4 shares (Prime A Shares) and Class NN - Series 5 shares (Prime B Shares), each series representing interests in the Pan Asia Fund; Class RR-Series 1 shares (Trust Shares), Class RR-Series 2 shares (Retail A Shares) and Class RR-Series 3 shares (Retail B Shares), each series representing interests in the Large Cap Value Fund; Class SS-Series 1 shares (Trust Shares), Class SS-Series 2 shares (Retail A Shares) and Class SS-Series 3 shares (Retail B Shares), each series representing interests in the Large Cap Growth Fund. Each Fund is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act").

      Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

      Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares and Prime B Shares) bear pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares) and holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" and "Distribution Plans" below.

      In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

      Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Retail A Shares of a Fund (except the Large Cap Value Fund and Large Cap Growth Fund) and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares, only Retail A Shares of the Large Cap Value Fund and Large Cap Growth Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution Plan for Retail A Shares of those Funds, and only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

      Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

      Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.


      Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by the 1940 Act, the Securities Act of 1933, as amended (the "1933 Act") or other applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

      Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, Oechsle International Advisors, LLC ("Oechsle"), the International Equity Fund's sub-adviser, and UOB

Global Capital LLC ("UOBGC"), the Pan Asia Fund's sub-adviser, will use their best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectuses may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below in the description of each Fund's investment policies and strategies and under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

ASSET ALLOCATION FUND

      The Asset Allocation Fund may invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") (EDRs are also known as Continental Depositary Receipts ("CDRs")). Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may purchase put options and call options and write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions.

      See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Asset Allocation Fund.

EQUITY INCOME FUND

      In addition to common stocks, the Equity Income Fund may also invest in securities convertible into common stock that offer income potential. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

      See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Income Fund.

GROWTH AND INCOME FUND

      Under normal market conditions, the Growth and Income Fund will invest at least 65% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

      The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and Global Depositary Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to Fleet to be substantial. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below.

      See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth and Income Fund.

STRATEGIC EQUITY FUND

      Under normal market and economic conditions, the Strategic Equity Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs, CDRs and GDRs. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

      See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Strategic Equity Fund.

EQUITY VALUE FUND

      Under normal market and economic conditions, the Equity Value Fund invests at least 75% of its total assets in common stock, preferred stock (including convertible preferred stock) and debt securities convertible into common stock that Fleet believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below.

      The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below. The Fund may also write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

      See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Value Fund.

EQUITY GROWTH FUND

      Convertible securities purchased by the Equity Growth Fund may include both debt securities and preferred stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also invest in common stock warrants.

      The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

      See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Growth Fund.

GROWTH FUND II

      Convertible securities purchased by the Growth Fund II may include both debt securities and preferred stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also invest in common stock warrants.

      The Fund may invest up to 25% of its total assets in foreign securities. See "Special Risk Considerations -- Foreign Securities" below. The Fund may also engage in foreign currency hedging transactions in an attempt to minimize the effect of currency fluctuations on the Fund. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

      See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth Fund II.

INTERNATIONAL EQUITY FUND

      The International Equity Fund invests at least 75% of its total assets in equity securities of foreign issuers. The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom.

      The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

      Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations -- Investment Company Securities."

      Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs, CDRs or GDRs as described under "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts." Furthermore, the Fund may purchase and sell securities on a when-issued basis.

See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the International Equity Fund.

PAN ASIA FUND

      The Pan Asia Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

      Securities issued in certain countries may be accessible only through investment in other investment companies that are specifically authorized to invest in such securities. The Fund does not currently intend to invest in countries in which it can only invest in securities through other investment companies, but the Fund reserves the right to do so. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations -- Investment Company Securities."

      Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. The Fund may also enter into foreign currency exchange contracts to hedge against currency risk. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs, CDRs or GDRs as described under "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts." Furthermore, the Fund may purchase and sell securities on a when-issued basis.

      See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the Fund.

SMALL CAP VALUE FUND

      In addition to common stocks, the Small Cap Value Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

      The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to Fleet to be substantial. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below.

      See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Cap Value Fund.

SMALL COMPANY EQUITY FUND

      In addition to common stocks, the Small Company Equity Fund may invest in preferred stock, securities convertible into common stock, rights and warrants. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies that have market capitalizations of $1.5 billion or less. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and CDRs. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below.

      The Fund may purchase put options and call options and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

      See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Company Equity Fund.

LARGE CAP VALUE FUND

      The Large Cap Value Fund will normally be as fully invested as practicable and in no event will it invest less than 65% of its total assets in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and ADRs. Fleet will purchase equity securities which, in Fleet's opinion, are undervalued in the marketplace at the time of purchase.

      The Fund may invest up to 25% of its total assets in foreign equity securities denominated in foreign currencies and traded on foreign markets. Such investments may be made directly or indirectly through EDRs, CDRs and GDRs. The Fund has no present intention to invest in such foreign equity securities. See "Special Risk Considerations - Foreign

Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depository Receipts" below.

      See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Large Cap Value Fund.

LARGE CAP GROWTH FUND

      The Large Cap Growth Fund will normally be as fully invested as practicable and in no event will it invest less than 65% of its total assets in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks that are convertible into common stocks, and ADRs. Fleet will invest in companies that it expects will demonstrate greater long-term earnings growth than the average company included in the S&P 500 Composite Stock Price Index ("S&P 500"). This method of investing is based upon the premise that growth in a company's earnings will eventually translate into growth in the price of its stock.

      To the extent that the Fund is not invested in equity securities, the Fund may invest in the following fixed income securities for cash management purposes: U.S. Government securities, corporate bonds and debentures rated in one of the three highest rating categories by a nationally recognized statistical rating organization ("Rating Agency"), such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or, if unrated, determined by Fleet to be of comparable quality at the time of the purchase, except that as part of its investment strategy, the Fund may invest up to 5% of its total assets in lower-rated bonds, commonly referred to as "junk bonds," rated B or higher by a Rating Agency or, if unrated, determined to be of comparable quality by Fleet; mortgage-backed securities consisting of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories by a Rating Agency and which are backed solely by Government National Mortgage Association ("GNMA") certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables that are rated in one of the top two rating categories by a Rating Agency. The Fund may also employ certain hedging and risk management techniques, including the purchase and sale of exchange-listed or over-the-counter ("OTC") options, futures and options on futures involving equity and debt securities, aggregates of equity and debt securities and other financial indices. The Fund may write options and invest in futures only on a covered basis.

      The Fund may invest up to 25% of its total assets in foreign equity securities denominated in foreign currencies and traded on foreign markets. Such investments may be made directly or indirectly through EDRs, CDRs and GDRs. The Fund has no present intention to invest in such foreign equity securities. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below.

      See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Large Cap Growth Fund.

                           SPECIAL RISK CONSIDERATIONS

FOREIGN SECURITIES

      Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

      Although each of the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of a Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

      Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

EUROPEAN CURRENCY UNIFICATION

      Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

      This change is likely to significantly impact the European capital markets in which the International Equity Fund invests and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

ASIA AND THE PACIFIC BASIN - PAN ASIA FUND

      Many Asian countries may be subject to greater social, political and economic instability than is experienced in the United States. This instability may result from (a) authoritarian governments, (b) military involvement in political and economic decisions, (c) unrest associated with demands of the people for improved social, economic and political conditions, (d) internal insurgencies, (e) hostilities with neighboring countries, and (f) ethnic, religious and racial estrangement.

      Most Asian countries depend heavily on international trade and are therefore impacted by trade barriers and the economic conditions of their trading partners. The economies of Asian countries could be adversely affected by the enactment of protective trade legislation by principal trading partners, reduction of foreign investment in Asian countries, or a general decline in international securities markets.

      Many developing Asian countries have experienced rapid economic growth driven by the success of market reforms and a boost in infrastructure expenditures. Growth of large middle classes and increased consumer spending have resulted from rapid increases in household incomes. Although the rise in domestic demand has lessened reliance on exports in many developing Asian countries, enhanced competition in export markets has also contributed to the economic growth of many of these countries. Productivity improvements has enabled many Asian countries to achieve or maintain their status as top importers while at the same time improving domestic living standards.

      Southeast Asian currency markets experienced severe selling pressures from abroad during the fourth quarter of 1997, with heavy selling by foreign investors and speculators of currencies viewed to be overvalued. The Thai Bath first experienced these pressures, but currencies of Hong Kong, South Korea, Taiwan, Singapore, the Philippines, Malaysia and Indonesia have also been affected. Concern by foreign investors with the general financial prospects of the region also have placed pressures on the equity and fixed income markets in the region.

      Korea and Thailand, two countries at the center of the Asian crisis, have made positive advances toward economic recovery and restoration of confidence, although complete turnarounds are not yet assured. Indonesia, by contrast, continues to experience difficult conditions. Malaysia has imposed external payments controls in an attempt to shield its economy from the region's troubles. Japan remains subject to significant risks, notwithstanding significant fiscal stimulus and new programs to deal with problems in the banking sector.

Economic growth in China appears to be slowing, and both Chinese and Hong Kong currencies have experienced substantial pressure.

JAPAN - PAN ASIA FUND

      The Pan Asia Fund currently intends to concentrate its investments in securities of companies located in Japan and, thus, is more highly exposed to risks specific to investments in Japan than to those associated with investments in other Asian countries. This risk is tempered by the Fund's ability to reduce its investments in Japan during unfavorable periods.

      Japan's market economy is based on manufacturing and services and is the second most technologically powerful economy and third largest economy in the world. Japan is one of the most technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonforrous metals, ships, chemicals, textiles and processed foods. Japan's natural resources, however, include negligible mineral resources.

      Japan's government is a constitutional monarchy and it employs a loose monetary policy. The Bank of Japan is maintaining a zero interest role policy until signs of self-sustaining recovery of the economy emerge. Some strengths of the economy are that (1) manufacturers, suppliers and distributors are working in closely knit groups, and (2) a substantial portion of the urban labor force is guaranteed lifetime employment.

      Japan's international trade has been adversely affected by trade tariffs, other protectionist measures and the economic conditions of its trading partners. The agriculture industry is subsidized by the government because only 19% of the land in Japan is suitable for cultivation. As a result, Japan is highly dependent on imports of wheat, sorghum and soybeans. In addition, the manufacturing sector depends on imported raw materials and fuels, including iron ore, copper, oil and forest products. Japan's high volume of exports has created trade tensions, particularly with the U.S. The relaxing of trade barriers to imports could adversely affect Japan's economy. A substantial rise in world oil or community prices could also have a negative effect. Finally, since the economy is highly dependent on exports, any reduction in exports may effect the economy.

      The Japanese economy has several strengths. Some of the worlds most innovative companies in electronics, precision machinery and automotive industries are based in Japan. Japan has high educational achievement levels compared to other developed nations.

      In the first half of 2000, the economy grew 4.5%. This stronger than expected growth was led by business investment, robust private consumption and relatively strong export growth. The Japanese market also briefly benefited from technology and telecom stocks, but these companies lost ground in the spring of 2000.

      Japan is located in a part of the world that is susceptible to earthquakes, volcanoes and other natural disasters. Devastating natural disasters can have enough impact to affect the country's economy.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

      Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

      All debt obligations, including convertible bonds, purchased by the Asset Allocation Fund, Equity Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II and Small Company Equity Fund are rated investment grade by Moody's ("Aaa," "Aa," "A" and "Baa") or S&P ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

      The International Equity Fund and Pan Asia Fund may only purchase debt securities rated "A" or higher by Moody's or S&P, or if unrated, determined by Fleet, Oechsle or UOBGC, as the case may be, to be of comparable quality. Issuers of commercial paper, bank obligations or repurchase agreements in which the International Equity Funds invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality.

      The Growth and Income Fund and Small Cap Value Fund may purchase convertible bonds rated "Ba" or higher by Moody's or "BB" or higher by S&P or Fitch at the time of investment. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "Ba" or "BB." Short-term money market instruments purchased by the Growth and Income and Small Cap Value Funds must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch.

      Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet, Oechsle or UOBGC, as the case may be, may determine that it is appropriate for a Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC"). However, each Fund will sell promptly any security that is not rated investment grade by either S&P or Moody's if such securities exceed 5% of the Fund's net assets.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

      Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other money market instruments, including but not limited to bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

      Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

      U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

      Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

      Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. With respect to each Fund other than the Growth and Income and Small Cap Value Funds, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each Fund's total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations". For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

      Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

      Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject a Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations -- Foreign Securities." The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet, Oechsle and/or UOBGC believe that the credit risk with respect to the instrument is minimal.


      Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if Fleet, Oechsle or UOBGC has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. Each Fund may also purchase Rule 144A securities. See "Investment Limitations" below.


VARIABLE AND FLOATING RATE OBLIGATIONS

      The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectuses and this Statement of Additional Information. Variable rate instruments provide for periodic adjustments in the interest rate.
Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and these may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

      If a variable or floating rate instrument is not rated, Fleet, Oechsle or UOBGC must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

      Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet, Oechsle and/or UOBGC. No Fund will enter into repurchase agreements with Fleet, Oechsle or UOBGC or any of their affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Fund's 15% limit on illiquid securities described below under "Investment Limitations."

      The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

      The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

      Each Fund (other than the Large Cap Value Fund and Large Cap Growth Fund) may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING

      Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loan portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term "money market" instruments. Loans will generally be short-term (except in the case of the Growth and Income and Small Cap Value Funds which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by Fleet, Oechsle and/or UOBGC to be of good standing and only when, in Fleet's, Oechsle's and/or UOBGC's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

      Each of the Asset Allocation Fund, Equity Income Fund, Equity Value Fund, Equity Growth Fund, International Equity Fund, Pan Asia Fund, Small Cap Value Fund and Small Company Equity Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity Fund and Pan Asia Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. The Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, each of the Growth and Income Fund, Strategic Equity Fund and Small Cap Value Fund may invest exclusively in one other investment company similar to the respective Fund.

      The Growth Fund II may invest in securities issued by other investment companies and foreign investment trusts. The Fund may also invest up to 5% of its total assets in closed-end investment companies that primarily hold securities of non-U.S. issuers.

      The Large Cap Value Fund and the Large Cap Growth Fund may invest up to 10% of its total assets in securities issued by other open-end or closed-end investment companies. In addition, certain investment companies may issue securities that are considered structured securities. See "Structural Investments" below. Investment in closed-end investment companies may involve the payment of substantial premiums above the net asset value of the securities issued by such investment companies.

      Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above with respect to the Growth and Income, Strategic Equity and Small Cap Value Funds, securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet, Oechsle or UOBGC.

REITS

      Each Fund, other than the Pan Asia Fund, may invest in real estate investment trusts ("REITs"). Each Fund, except the Large Cap Value Fund and Large Cap Growth Fund, will invest no more than 10% of its net assets in REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

DERIVATIVE SECURITIES

      Each Fund, other than the Large Cap Value Fund, may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements, foreign currency exchange contracts and certain asset-backed and mortgage-backed securities.

      Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

      Fleet, Oechsle and/or UOBGC will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how such securities will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's, Oechsle's and/or UOBGC's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities.

      OPTIONS -- GROWTH FUND II AND LARGE CAP GROWTH FUND. Each of the Growth Fund II and Large Cap Growth Fund may write covered call options from time to time on its assets as determined by Fleet to be appropriate in seeking to achieve its investment objective, provided that the aggregate value of such options may not exceed 10% of its net assets as of the time the

Fund enters into such options. Each Fund may write covered call options, for hedging purposes and in order to generate additional income.

      The purchaser of a call option has the right to buy, and the writer (in this case a Fund) of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period. The advantage to a Fund of writing covered calls is that the Fund receives a premium for writing the call, which is additional income. However, if the security rises in value and the call is exercised, a Fund may not participate fully in the market appreciation of the security.

      During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction.

      A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once a Fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

      If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid, even though, in economic terms, such gain may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the Fund's tax basis in the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

      The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

      Each Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

      Each Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund's portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or a call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

      PUT AND CALL OPTIONS -- ASSET ALLOCATION FUND, EQUITY INCOME FUND, EQUITY GROWTH FUND AND SMALL COMPANY EQUITY FUND. The Asset Allocation, Equity Income, Equity Growth and Small Company Equity Funds may purchase put options and call options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indexes, except that a Fund may not write covered call options on an index. A Fund may not purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

      In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

      In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

      When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. The amount of this asset will be subsequently marked-to-market to reflect the current value of the option purchased. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.

      There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

      A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      COVERED CALL OPTIONS -- ASSET ALLOCATION FUND, EQUITY INCOME FUND, EQUITY VALUE FUND, EQUITY GROWTH FUND, INTERNATIONAL EQUITY FUND AND SMALL COMPANY EQUITY FUND. To further increase return on their portfolio securities, in accordance with their respective investment objectives and policies, the Asset Allocation, Equity Income, Equity Value, Equity Growth,

International Equity and Small Company Equity Funds may engage in writing covered call options (options on securities owned by a Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Funds may not exceed 25% of the value of their respective net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. A Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options will normally be written on underlying securities as to which Fleet and/or Oechsle does not anticipate significant short-term capital appreciation.

      The Funds may write listed covered call options. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and obligates the writer to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market price of the underlying security during the option period.

      A Fund may terminate its obligation to sell prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidating purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline of the underlying security during such period. A Fund will write an option on a particular security only if Fleet and/or Oechsle believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

      When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

      WRITING COVERED OPTIONS -- PAN ASIA FUND. The Pan Asia Fund may write
(sell) covered call and put options on any securities in which it may invest. A call option written by the Fund obligates it to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

      A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

      Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund or by an offsetting forward contract which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

      The Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

      The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

      The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

      PURCHASING OPTIONS -- PAN ASIA FUND. The Pan Asia Fund may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

      The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

      The Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

      The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

      RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS -- PAN ASIA FUND. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Pan Asia Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

      Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Fleet and/or UOBGC. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if Fleet and/or UOBGC is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of Fleet and/or UOBGC to manage future price fluctuations and the degree of correlation between the options and securities markets. If Fleet and/or UOBGC is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

      OPTIONS ON STOCK INDICES -- GROWTH FUND II AND LARGE CAP GROWTH FUND. The Growth Fund II and Large Cap Growth Fund may engage in transactions involving options on stock indices. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the underlying common stocks. The Growth Fund II will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 5% of the total assets of the Growth Fund II.

      Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the option premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

      As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

      A stock index fluctuates with changes in the market values of the stock included in the index. Some stock index options are based on a broad market index such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 Index. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges, among others: the Chicago Board Options Exchange, the New York Stock Exchange and the American Stock Exchange.

      A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the securities held by the Fund. Since a Fund will not duplicate all of the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

      Positions in stock index options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. The Funds will enter into an option position only if there appears to Fleet, at the time of investment, to be a liquid secondary market for such options.

      OPTIONS ON FOREIGN STOCK INDEXES -- INTERNATIONAL EQUITY FUND AND PAN ASIA FUND. The International Equity Fund and Pan Asia Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times -- Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).

      Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

      The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the International Equity and Pan Asia Funds correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to Fleet's, Oechsle's and/or UOBGC's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The Fund will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.

      When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian or with a foreign sub-custodian in which the Fund will deposit cash or other liquid assets in an amount equal to the market value of the option, and will maintain the account while the option is open.

      OPTIONS AND FUTURES CONTRACTS -- GROWTH AND INCOME FUND, STRATEGIC EQUITY FUND AND SMALL CAP VALUE FUND. The Growth and Income, Strategic Equity and Small Cap Value Funds may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. The Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges (see "Options on Foreign Stock Indexes -- International Equity Fund" above) and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

      Options and futures can be volatile investments, and involve certain risks. If Fleet applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower a Fund's individual return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

      The Funds will not hedge more than 20% of their respective total assets by selling futures, buying puts, and writing calls under normal conditions. The Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets, and will not buy calls with a value exceeding 5% of their respective total assets.

      STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS -- GROWTH AND INCOME FUND, STRATEGIC EQUITY FUND AND SMALL CAP VALUE FUNDS. The Growth and Income, Strategic Equity and Small Cap Value Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets. The Funds will not purchase options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, the Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When a Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund. The Funds may not use stock index futures contracts and options for speculative purposes.

      There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Funds plan to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

      As a means of reducing fluctuations in the net asset value of shares of the Funds, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving a Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

      The Funds may also write covered call options. As the writer of a call option, a Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

      The Funds may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

      In general, option contracts are closed out prior to their expiration. A Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as

"initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

      None of the Growth and Income, Strategic Equity or Small Cap Value Funds will enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceed 5% of the market value of its total assets. Further, a Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, a Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

      The Growth and Income, Strategic Equity and Small Cap Value Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

      As one way of managing their exposure to different types of investments, the Growth and Income, Strategic Equity and Small Cap Value Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

      Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

      FUTURES CONTRACT -- GROWTH FUND II, PAN ASIA FUND AND LARGE CAP GROWTH FUND. Subject to applicable laws, (i) the Growth Fund II and Pan Asia Fund may enter into bond and interest rate futures contracts and (ii) the Large Cap Growth Fund may enter into futures contracts for the purchase or sale of securities, including index contracts. The Funds intend to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. A "sale" of a futures contract entails a contractual obligation to deliver the underlying securities called for by the contract, and a "purchase" of a futures contract entails a contractual obligation to acquire such securities, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, which is a member of an appropriate exchange designated as a "contract market" by the Commodity Futures Trading Commission ("CFTC").

      When a Fund purchases or sells a futures contract, Galaxy must allocate assets of that Fund as an initial deposit on the contract. The initial deposit may be as low as approximately 5% or less of the value of the contract. The futures contract is marked to market daily thereafter and the Fund may be required to pay or entitled to receive additional "variation margin," based on a decrease or increase in the value of the futures contract. The Large Cap Growth Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and may engage in futures contracts to the extent that obligations relating to such futures contracts represent not more than 20% of the Fund's total assets.

      Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indices, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.

      A Fund's ability to hedge effectively through transactions in futures contracts depends on, among other factors, Fleet's or UOBGC's judgment as to the expected price movements in the securities underlying the futures contracts. In addition, it is possible in some circumstances that a Fund would have to sell securities from its portfolio to meet "variation margin" requirements at a time when it may be disadvantageous to do so.

      OPTIONS ON FUTURES CONTRACTS -- GROWTH FUND II AND LARGE CAP GROWTH FUND. The Growth Fund II and Large Cap Growth Fund may, subject to any applicable laws, purchase and write options on futures contracts. The Growth Fund II may do so for hedging purposes only. The holder of a call option on a futures contract has the right to purchase the futures contract, and the holder of a put option on a futures contract has the right to sell the futures contract, in either case at a fixed exercise price up to a stated expiration date or, in the case of certain options, on a stated date. Options on futures contracts, like futures contracts, are traded on contract markets.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contracts at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, a Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

      The ability of a Fund to engage in options and futures strategies depends also upon the availability of a liquid market for such instruments; there can be no assurance that such a liquid market will exist for such instruments.

      FOREIGN CURRENCY EXCHANGE TRANSACTIONS -- ALL FUNDS (OTHER THAN LARGE CAP VALUE FUND AND LARGE CAP GROWTH FUND). Because each Fund (other than the Large Cap Value Fund and Large Cap Growth Fund) may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date, which may be any fixed number of days from the date of the contract, and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the price of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Forward foreign currency exchange contracts also allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

      A Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

      Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency

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exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      CURRENCY SWAPS -- GROWTH FUND II. The Growth Fund II may engage in currency swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Fleet is incorrect in its forecast of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

      Each Fund may invest in ADRs, EDRs and CDRs. The Growth and Income Fund, Strategic Equity Fund, Growth Fund II, International Equity Fund, Pan Asia Fund, Small Cap Value Fund, Large Cap Value Fund and Large Cap Growth Fund may also invest in GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs, which are sometimes referred to as CDRs, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations -- Foreign Securities."

ASSET-BACKED SECURITIES

      The Asset Allocation Fund, Growth Fund II and Large Cap Growth Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

      Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

      The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

      Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

      Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

      The Asset Allocation Fund, Growth Fund II and Large Cap Growth Fund may invest in mortgage-backed securities (including collateralized mortgage obligations and, with respect to the Growth Fund II, real estate mortgage investment conduits ("REMICs")) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

      Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The Growth Fund II may also invest in mortgage-backed securities not issued by governmental issuers which are rated in one of the top three categories assigned by S&P, Moody's or Fitch, or if unrated, determined by Fleet to be of comparable equity.

MORTGAGE DOLLAR ROLLS

      The Asset Allocation Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

      For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

      Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

U.S. TREASURY ROLLS

      The Asset Allocation Fund may hold certain investments in connection with U.S. Treasury rolls. In U.S. Treasury rolls, the Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Fund intends, however, to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

      For financial reporting and tax purposes, the Fund proposes to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does no currently intend to enter into U.S. Treasury rolls that are accounted for as a financing.

CONVERTIBLE SECURITIES

      The Funds may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

      Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's, Oechsle's and/or UOBGC's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet, Oechsle and/or UOBGC evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet, Oechsle and/or UOBGC considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

      The Growth and Income Fund and Small Cap Value Fund may invest in convertible bonds rated "BB" or higher by S&P or Fitch, or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or not determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds. Fleet will attempt to reduce the risks described above through diversification of each Fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" after a Fund has purchased it, the Fund is not required to eliminate the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Funds do not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories of S&P, Moody's and Fitch is contained in Appendix A to this Statement of Additional Information.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

      The Growth and Income Fund, Strategic Equity Fund, Growth Fund II, International Equity Fund, Small Cap Value Fund, Large Cap Value Fund and Large Cap Growth Fund may purchase eligible securities on a "when-issued" basis. The Growth Fund II, Large Cap Value Fund and Large Cap Growth Fund may purchase eligible securities on a forward commitment basis. The Growth and Income Fund, Strategic Equity Fund, Growth Fund II and Small Cap Value Fund may also purchase eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that when-issued, forward commitment and delayed settlement transactions will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's when-issued, forward commitment and delayed settlement transactions ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued, forward commitment or delayed settlement transactions for speculative purposes, but only in furtherance of its investment objectives.

      A Fund may dispose of a commitment prior to settlement if Fleet, Oechsle or UOBGC as the case may be, deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

      When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because the Funds set aside liquid assets to satisfy their purchase commitments in the manner described, than liquidity and ability to manage their portfolios might be adversely affected in the event their commitment to purchase securities on a when-issued or forward commitment basis exceeded 25% of the value of its total assets.

      When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

GUARANTEED INVESTMENT CONTRACTS

      The Growth Fund II may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to GICs, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Fund's limitation on such investments stated under "Investment Limitations" below, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. The Fund will not invest more than 20% of its total assets in GICs.

COMMON STOCK, PREFERRED STOCK AND WARRANTS

      Each Fund may invest in common stock, preferred stock and warrants. Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Growth Fund II and Large Cap Value Fund may invest up to 5% of their respective net assets in warrants. Included in this limitation, but not to exceed 2% of a Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

LOAN PARTICIPATIONS

      Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Growth Fund II may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRIPS

      The Growth Fund II, Large Cap Value Fund and Large Cap Growth Fund may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. Fleet will purchase only those STRIPS that it determines are liquid or, if illiquid, do not violate a Fund's investment policy concerning investments in illiquid securities. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, Fleet will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is usually volatile in response to changes in interest rates.

ZERO COUPON SECURITIES

      The Growth Fund II, Large Cap Value Fund and Large Cap Growth Fund may invest in zero coupon securities. A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

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

LOWER-RATED SECURITIES

      The Large Cap Growth Fund may invest up to 5% of its total assets in lower-rated bonds rated B or higher by a Rating Agency or, if unrated, determined by Fleet to be of comparable quality. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

PAY-IN-KIND SECURITIES

      The Large Cap Value Fund and Large Cap Growth Fund may invest in pay-in-kind securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accreted interest since the last payment. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

STRUCTURED INVESTMENTS

      To the extent consistent with their respective investment objectives and policies, the Large Cap Value Fund and Large Cap Growth Fund may acquire structured investments. Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

      Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

      Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

YANKEE OBLIGATIONS

      Each Fund may invest in Yankee obligations, which are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

PORTFOLIO TURNOVER

      Each Fund may sell a portfolio investment soon after its acquisition if Fleet, Oechsle and/or UOBGC believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

                             INVESTMENT LIMITATIONS


      In addition to each Fund's investment objective as stated in its Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

      Each of the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, International Equity Fund, Pan Asia Fund, Small Cap Value Fund and Small Company Equity Fund may not:

      1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act.

      2. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act, provided, however, that the Growth Fund II may invest all of its investable assets in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund).

      3. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than (a) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (b) with respect to the Growth Fund II, investment of all of the investable assets of the Fund in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund)).

      4.   Make loans except to the extent permitted by the 1940 Act.

      5. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities.

      6. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

      7. Purchase or sell commodities or commodity contracts except that the Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.

      Each of the Large Cap Value Fund and Large Cap Growth Fund may not:

      8. With respect to 75% of the Fund's assets, acquire more than 10% of any class of the outstanding voting securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

      9. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 33-1/3% of the value of the Fund's total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's total assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowing will reduce income.

      10. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by Investment Limitation No. 9 above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

      11. Purchase or sell real estate or real estate limited partnership interests; provided that this shall not prevent a Fund from investing in readily marketable securities of issuers which own or invest in real estate.

      12. Make short sales of securities, maintain a short position or purchase securities on margin, except that each Fund may obtain short-term credits as necessary for the clearance of security transactions provided that each Fund may make short sales of securities "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act and may maintain a short position.

      13. Act as an underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.

      14. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

      15. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

      16. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies;
           (b) enter into repurchase agreements; and (c) engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

      17. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets.

      18. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in the same industry.

      The following investment limitation with respect to the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, International Equity Fund, Pan Asia Fund, Small Cap Value Fund and Small Company Equity Fund may be changed by Galaxy's Board of Trustees without shareholder approval:

      19. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

      The following investment limitations with respect to the Asset Allocation Fund, Equity Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund and Growth Fund II may be changed by Galaxy's Board of Trustees without shareholder approval:

      20. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof except that (i) each of the Asset Allocation Fund, Equity Income Fund, Equity Value Fund, Equity Growth Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund and Growth Fund II may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options, and (ii) the Strategic Equity Fund may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges to the extent permitted by its investment objective and policies.

      21. A Fund may not purchase securities of companies for the purpose of exercising control.

      22. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act, except that (i) the Strategic Equity Fund may, from time to time, on a temporary basis, invest exclusively in one other investment company similar to the Fund, and
           (ii) the Growth Fund II may invest all of its investable assets in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund).

      The following investment limitation with respect to the Asset Allocation Fund, Equity Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, International Equity Fund, Pan Asia Fund and Small Company Equity Fund may be changed by Galaxy's Board of Trustees without shareholder approval:

      23. A Fund may not invest more than 15% of its net assets in illiquid securities.

      The following investment limitations with respect to the Growth and Income and Small Cap Value Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

      24. The Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

      25. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

      26. The Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

      27. Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Fleet, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

      28. Neither Fund may purchase or sell interests in oil, gas, or mineral exploration or development programs or leases; except that the Funds may purchase the securities of issuers which invest in or sponsor such programs.

      29. Neither Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

      30. Neither Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. Neither Fund may write call options in excess of 5% of the value of its total assets.

      31. Neither Fund will invest more than 15% of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

      32. Neither Fund may invest in companies for the purpose of exercising management or control.

      33. Neither Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

      The following investment limitations with respect to the Growth Fund II may be changed by Galaxy's Board of Trustees without shareholder approval:

      34. The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets, provided that this limitation does not apply to an investment of all of the investable assets of the Fund in a Qualifying Portfolio (i.e. a diversified open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund).

      35. The Fund may not purchase or retain securities of an issuer if, to the knowledge of Galaxy, an officer, trustee, member or director of Galaxy or any investment adviser of Galaxy owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

      36. The Fund may not invest in interests in oil, gas or other mineral exploration or development programs. The Fund may not invest in oil, gas or mineral leases.

      The following investment limitations with respect to the Large Cap Value Fund and Large Cap Growth Fund may be changed by Galaxy's Board of Trustees without shareholder approval:

      37. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases; provided that this limitation does not apply to the Large Cap Growth Fund.

      38. With respect to the Large Cap Value Fund only, invest more than 5% of its net assets in warrants; provided that of this 5%, no more than 2% may be in warrants not listed on the New York Stock Exchange or the American Stock Exchange.

      39. Purchase or retain securities of an issuer if, to the knowledge of Galaxy, an officer, trustee, member or director of Galaxy or any investment adviser of Galaxy owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

      40.  Invest in companies for the purpose of exercising control.

      41. Invest more than 15% of the value of its net assets in illiquid securities.

      With respect to Investment Limitation Nos. 1 and 9 above, the 1940 Act permits a Fund to borrow from any bank, provided that immediately after any such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. In addition, a Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including accrued interest). Mortgage dollar rolls and U.S. Treasury rolls entered into by the Asset Allocation Fund that are not accounted for as financings shall not constitute borrowings.

      With respect to Investment Limitation No. 2 above, the 1940 Act prohibits a diversified Fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and (b) the Fund may invest in U.S. Government obligations without regard to these limitations.

      With respect to Investment Limitation No. 4 above, the 1940 Act permits a Fund to lend its portfolio securities against collateral having a value equal at all times to at least 100% of the value of the securities loaned. However, no portfolio securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the Fund would exceed 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. In addition, a Fund may engage in certain securities trading practices, such as repurchase agreements, that are deemed to be loans under the 1940 Act.

      With respect to Investment Limitation Nos. 14 and 22 above, the 1940 Act prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

      Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

      Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

      Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

      Each Fund may purchase Rule 144A securities. Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 15% limitation on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if Fleet, Oechsle and/or UOBGC has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                        VALUATION OF PORTFOLIO SECURITIES

VALUATION OF THE ASSET ALLOCATION FUND, EQUITY INCOME FUND, GROWTH AND INCOME FUND, STRATEGIC EQUITY FUND, EQUITY VALUE FUND, EQUITY GROWTH FUND, GROWTH FUND II, SMALL CAP VALUE FUND, SMALL COMPANY EQUITY FUND, LARGE CAP VALUE FUND AND LARGE CAP GROWTH FUND.

      In determining market value, the assets in the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Small Cap Value Fund and Small Company Equity Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. See "Valuation of International Equity Fund and Pan Asia Fund" below for a description of the valuation of certain foreign securities held by these Funds.

VALUATION OF THE INTERNATIONAL EQUITY FUND AND PAN ASIA FUND


      In determining market value, the International Equity Fund's and Pan Asia Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities of the International Equity and the Pan Asia Funds which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of Galaxy's Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a remaining maturity of 60 days or less are valued based upon the amortized cost method. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by the Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

      Certain of the securities acquired by the International Equity and Pan Asia Funds may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Shares in each Fund are sold on a continuous basis by Galaxy's distributor, PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.

      This Statement of Additional Information provides additional purchase and redemption information for Trust Shares, Retail A Shares and Retail B Shares of the Funds. Purchase and redemption information for Prime A Shares and Prime B Shares of the Funds is provided in separate prospectuses and statements of additional information.

                PURCHASES OF RETAIL A SHARES AND RETAIL B SHARES

GENERAL

      Investments in Retail A Shares of the Funds are subject to a front-end sales charge. Investments in Retail B Shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."

      Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" below before deciding between the two.

      PFPC Distributors has established several procedures to enable different types of investors to purchase Retail A Shares and Retail B Shares (collectively, "Retail Shares") of the Funds. Retail Shares may be purchased by individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others. Retail Shares may also be purchased by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Purchases may take place only on days on which the New York Stock Exchange (the "Exchange") is open for business ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Business Day in accordance with PFPC Distributors' procedures.

      Galaxy has authorized certain brokers to accept purchase, exchange and redemption orders on behalf of Galaxy with respect to Retail A Shares of the Funds. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of Galaxy. Galaxy will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order. Orders for the purchase, exchange or redemption of Retail A Shares of the Funds accepted by any such authorized broker or designated intermediary will be effected at the Funds' respective net asset values per share next determined after acceptance of such order and will not be subject to the front-end sales charge with respect to Retail A Shares described in the applicable Prospectus and in this Statement of Additional Information.

CUSTOMERS OF INSTITUTIONS

      Retail Shares purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of Retail Shares will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail Shares through their institution should contact such entity directly for appropriate purchase instructions.

APPLICABLE SALES CHARGE - RETAIL A SHARES

      The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                    REALLOWANCE TO
                                                        DEALERS
                                                       AS A % OF
                                                    OFFERING PRICE
AMOUNT OF TRANSACTION                                  PER SHARE
---------------------                                  ---------
Less than $50,000                                        5.00
$50,000 but less than $100,000                           3.75
$100,000 but less than $250,000                          2.75
$250,000 but less than $500,000                          2.00
$500,000 but less than $1,000,000                        1.75
$1,000,000 and over                                      0.00

      The appropriate reallowance to dealers will be paid by PFPC Distributors to broker-dealer organizations which have entered into agreements with PFPC Distributors. The reallowance to dealers may be changed from time to time.

      Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

      In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. In addition to the sales charge waivers described in the applicable Prospectus, no sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

   - purchases by directors, officers and employees of broker-dealers having agreements with PFPC Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

   - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

   - purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation and any of its affiliates and members of their immediate families;

   - purchases by officers, directors, employees and retirees of PFPC Inc. and members of their immediate families;

   - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

   - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

   - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased; and

   - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer.

COMPUTATION OF OFFERING PRICE - RETAIL A SHARES

      An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 2001 and the maximum front-end sales charge of 5.75%, is as follows:


                                             Asset                Equity            Growth and          Strategic
                                        Allocation Fund         Income Fund         Income Fund        Equity Fund
                                        ---------------        -------------       -------------      -------------
Net Assets                                $ 289,882,378        $ 147,081,643       $ 259,884,219      $  8,399,916

Outstanding Shares                           19,389,829           11,383,170          20,458,175           838,505

Net Asset Value Per Share                 $       14.95        $       12.92       $       12.70      $      10.02

Sales Charge (5.75% of
the offering price)                       $        0.91        $        0.79       $        0.77      $       0.61

Offering Price to Public                  $       15.86        $       13.71       $       13.47      $      10.63

                                              Equity              Equity              Growth          International
                                            Value Fund          Growth Fund           Fund II          Equity Fund
                                          -------------        -------------       -------------      -------------
Net Assets                                $ 180,434,951        $ 346,213,767       $  37,610,595      $ 65,749,007

Outstanding Shares                           14,452,658           17,572,086           4,134,230         5,889,844

Net Asset Value Per Share                 $       12.48        $       19.70       $        9.10      $      11.16
Sales Charge (5.75% of
the offering price)                       $        0.76        $        1.20       $        0.56      $       0.68

Offering Price to Public                  $       13.24        $       20.90       $        9.66      $      11.84

                                       59

                                             Pan Asia            Small Cap         Small Company        Large Cap
                                               Fund             Value Fund          Equity Fund         Value Fund
                                               ----             ----------          -----------         ----------
Net Assets                                $     178,417        $ 100,158,544       $  84,332,478      $ 10,737,985

Outstanding Shares                               28,192            7,175,055           5,639,885           848,996

Net Asset Value Per Share                 $        6.33        $       13.96       $       14.95      $      12.65

Sales Charge (5.75% of
the offering price)                       $        0.39        $        0.85       $        0.91      $       0.77

Offering Price to Public                  $        6.72        $       14.81       $       15.86      $      13.42

                                            Large Cap
                                           Growth Fund
                                           -----------
Net Assets                                $   4,665,476

Outstanding Shares                              621,785

Net Asset Value Per Share                 $        7.50

Sales Charge (5.75% of
the offering price)                       $        0.46

Offering Price to Public                  $        7.96


QUANTITY DISCOUNTS

      Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

      In order to obtain quantity discount benefits, an investor must notify PFPC Distributors at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact PFPC Distributors or your financial institution.

      RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of:
(a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

      LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

      PFPC Inc. ("PFPC") Galaxy's administrator, will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, PFPC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at PFPC Distributor's direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

      QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

      REINSTATEMENT PRIVILEGE. Investors may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form.

      Investors wishing to exercise this Privilege must submit a written reinstatement request to PFPC as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

      Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the "wash sale" rules of the Internal Revenue Code of 1986, as amended (the "Code").

      GROUP SALES. Members of qualified groups may purchase Retail A Shares of the Funds at the following group sales rates:

                                                                TOTAL SALES CHARGE                    REALLOWANCE
                                                                ------------------                    TO DEALERS
                                                         AS A % OF              AS A % OF             AS A % OF
NUMBER OF QUALIFIED                                    OFFERING PRICE        NET ASSET VALUE        OFFERING PRICE
GROUP MEMBERS                                            PER SHARE              PER SHARE             PER SHARE
-------------                                            ---------              ---------             ---------
50,000 but less than 250,000                                3.00                  3.09                   3.00
250,000 but less than 500,000                               2.75                  2.83                   2.75
500,000 but less than 750,000                               2.50                  2.56                   2.50
750,000 and over                                            2.00                  2.04                   2.00

      To be eligible for the discount, a group must meet the requirements set forth below and be approved in advance as a qualified group by PFPC Distributors. To receive the group sales charge rate, group members must purchase Retail A Shares directly from PFPC Distributors in accordance with any of the procedures described in the applicable Prospectus. Group members must also ensure that their qualified group affiliation is identified on the purchase application.

      A qualified group is a group that (i) has at least 50,000 members, (ii) was not formed for the purpose of buying Fund shares at a reduced sales charge,
(iii) within one year of the initial member purchase, has at least 1% of its members invested in the Funds or any of the other investment portfolios offered by Galaxy, (iv) agrees to include Galaxy sales material in publications and mailings to members at a reduced cost or no cost, and (v) meets certain other uniform criteria. PFPC Distributors may request periodic certification of group and member eligibility. PFPC Distributors reserves the right to determine whether a group qualifies for a quantity discount and to suspend this offer at any time.

APPLICABLE SALES CHARGE - RETAIL B SHARES


      The public offering price for Retail B Shares of the Funds is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed (i) within six years of purchase with respect to Retail B Shares purchased prior to January 1, 2001, (ii) within seven years of purchase with respect to

Retail B Shares purchased on or after January 1, 2001 or (iii) with respect to Retail B Shares of the Asset Allocation, Equity Income, International Equity, Large Cap Value and Large Cap Growth Funds issued in connection with the reorganization of The Pillar Funds into Galaxy, within six years of purchase of the Class B Shares of the corresponding Pillar Fund held prior to the reorganization. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from PFPC Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers whose customers purchase significant amounts of Retail B Shares of a Fund. See "Applicable Sales Charge -- Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.


      The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PFPC Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

      EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Code; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iii) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (iv) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (v) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (vi) any redemption of Retail B Shares held by an investor, provided the investor was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs - Retail A Shares and Retail B Shares -- Automatic Investment Program and Systematic Withdrawal Plan" below.

CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

      The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Retail A Shares and Retail B Shares are the same.


      Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 5.75%. This front-end sales charge may be reduced or waived in some cases. See the applicable Prospectus and "Applicable Sales Charges -- Retail A Shares" and "Quantity Discounts" above. Retail A Shares of a Fund, other than the Pan Asia, Large Cap Value and Large Cap Growth Funds, are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.30% of the Fund's average daily net assets attributable to its Retail A Shares. Retail A Shares of the Pan Asia Fund are subject to ongoing distribution fees at annual rate of up to 0.30% of the Fund's average daily net assets attributable to its Retail A Shares. Retail A Shares of the Large Cap Value and Large Cap Growth Funds are subject to ongoing distribution fees at an annual rate of up to 0.50% of each Fund's average daily net assets attributable to Retail A Shares. The Pan Asia, Large Cap Value and Large Cap Growth Funds do not intend to pay more than 0.25% in distribution fees with respect to Retail A Shares during the current fiscal year.


      Retail B Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed (i) within six years of purchase if the Retail B Shares were purchased prior to January 1, 2001, (ii) within seven years of purchase if the Retail B Shares were purchased on or after January 1, 2001or (iii) with respect to Retail B Shares of the Asset Allocation, Equity Income, International Equity, Large Cap Value and Large Cap Growth Funds issued in connection with the reorganization of The Pillar Funds into Galaxy, within six years of purchase of the Class B Shares of the corresponding Pillar Fund held prior to the reorganization. See the applicable Prospectus and "Applicable Sales Charges - Retail B Shares" above. Retail B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.95% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

      Retail B Shares of a Fund purchased prior to January 1, 2001 will convert automatically to Retail A Shares of the Fund six years after purchase. Retail B Shares of a Fund purchased on or after January 1, 2001 will convert automatically to Retail A Shares eight years after purchase. Retail B Shares of the Asset Allocation, Equity Income, International Equity, Large Cap Value and Large Cap Growth Funds acquired in connection with the reorganization of The Pillar Funds into Galaxy will convert automatically to Retail A Shares eight years after purchase of the Class B Shares of the corresponding Pillar Fund held prior to the reorganization. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow PFPC Distributors to recover approximately the amount it would have received if the applicable front-end sales charge had been charged.

The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years or eight years, as the case may be, after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares of each Fund except the Pan Asia Fund. Retail B Shares of the Pan Asia Fund that convert to Retail A Shares of the Fund will be subject to the distribution fees borne by Retail A Shares.

      Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge - Retail B Shares") are also converted at the earlier of two dates - (i) six years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to dividends or distribution on Retail B Shares purchased prior to January 1, 2001 or eight years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to Retail B Shares purchased on or after January 1, 2001 or Retail B Shares issued in connection with the reorganization of The Pillar Funds into Galaxy or (ii) the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Retail B Shares of a Fund, and subsequently acquires additional Retail B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such investor's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of such Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

      Investors deciding whether to purchase Retail A Shares or Retail B Shares of the Funds should consider whether, during the anticipated periods of their investments in a Fund, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares (distribution fees for Retail A Shares of the Pan Asia Fund) purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

      Although Retail A Shares of each Fund are subject to a shareholder servicing or distribution fee as described above, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in a Fund than purchasers of Retail B Shares in the Fund.


      As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% (5.50% with respect to Retail B Shares issued in connection with The Pillar Funds reorganization) upon redemption, depending upon the year of redemption. Investors expecting to redeem during the applicable period should compare the cost of the contingent deferred sales charge plus the aggregate distribution and shareholder servicing fees on Retail B Shares to the cost of the initial sales charge and shareholder servicing or distribution fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing or distribution fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund purchased on or after January 1, 2001 would equal or exceed the initial sales charge and aggregate shareholder servicing or distribution fees of Retail A Shares approximately eight years after the purchase. In order to reduce such fees for investors that hold Retail B Shares for more than eight years purchased on or after January 1, 2001, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such eight-year period.


PURCHASES OF TRUST SHARES

      Trust Shares are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation, and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Purchases of Trust Shares will be effected only on days on which PFPC Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Trust Business Days"). If an Institution accepts a purchase order from its Customer on a non-Trust Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Trust Business Day in accordance with the foregoing procedures.

      Trust Shares of the International Equity and Pan Asia Funds may also be sold to clients, members and employees of Oechsle and UOBGC, respectively.

OTHER PURCHASE INFORMATION

      On a Business Day or a Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day or Trust Business Day.

REDEMPTION OF RETAIL A SHARES, RETAIL B SHARES AND TRUST SHARES


      Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC Distributors. On a Business Day or Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day or Trust Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Proceeds from the redemptions of Retail B Shares will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

      Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable;
(b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

      If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

            INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES

      The following information supplements the description in the applicable Prospectus as to the various Investor Programs available to holders of Retail A Shares and Retail B Shares (collectively, "Retail Shares") of the Funds.

EXCHANGE PRIVILEGE

      The minimum initial investment to establish an account in another Fund or portfolio by exchange is $2,500, unless (i) the Retail Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or (ii) at the time of the exchange the investor elects, with respect to the Fund into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100.

      An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another Fund offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

      Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call PFPC at 1-877-289-4252. Customers of institutions should call their institution for such information. Investors exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-877-289-4252 for a prospectus or to make an exchange.

      In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

      For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS

      Retail Shares of the Funds are available for purchase in connection with the following tax-deferred prototype retirement plans:

      INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS") (including traditional, Roth and Education IRAs and "roll-overs" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

      SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

      MULTI-EMPLOYEE RETIREMENT PLANS ("MERPS"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Code. The minimum initial investment for a MERP is $500.

      KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

      Detailed information concerning eligibility and other matters related to these plans and the form of application is available from PFPC (call 1-877-289-4252) with respect to IRAs, SEPs and Keogh Plans and from Fleet Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

      The Automatic Investment Program permits an investor to purchase Retail Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

      The Systematic Withdrawal Plan permits an investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by an investor if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to PFPC, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

PAYROLL DEDUCTION PROGRAM

      To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM

      Galaxy reserves the right to redeem accounts participating in the College Investment Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PFPC Distributors (call 1-877-289-4252).

DIRECT DEPOSIT PROGRAM

      Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.

                                      TAXES

      Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      The Funds will be required in certain cases to withhold and remit to the United States Treasury at least 30% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding due to prior failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

      Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS AND INVESTMENTS

      The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

      In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                              TRUSTEES AND OFFICERS

      The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of Galaxy is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy are referred to as "Interested Trustees."



                                                                                           Number of
                                                Term of                                    Portfolios
                                                Office and                                 in Fund
                              Position(s)       Length of                                  Complex(3)
Name, Address and             Held With         Time          Principal Occupation(s)      Overseen by      Other Directorships
Age(1)                         Galaxy           Served(2)     During Past 5 Years          Trustee           Held by Trustee(4)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Dwight E. Vicks, Jr.          Chairman &         4/2/86       Chairman & Director,             53      Director, Utica First
Age 68                         Trustee                        Vicks Lithograph &                       Insurance Company; Director,
                                                              Printing Corporation                     SBU Bank; Director, Monitor
                                                              (book manufacturing and                  Life Insurance Company;
                                                              commercial printing).                    Director, Commercial
                                                                                                       Travelers Mutual Insurance
                                                                                                       Company.

Louis DeThomasis               Trustee           8/10/86      President,                       53      Trustee, Religious
Age 61                                                        Saint Mary's University                  communities Trust.
                                                              of Minnesota.

Kenneth A Froot(5)             Trustee           12/5/00      Professor of Finance,            53                None
Age 44                                                        Harvard University.

James M. Seed                  Trustee           5/26/88      President, The Astra             53      Chairman and Director,
Age 60                                                        Ventures, Incorporated                   Fischer-Watt Gold Co.;
                                                              (oil and gas exploration;                Director, XSCI, Inc.
                                                              private equity).

INTERESTED TRUSTEE

John T. O'Neill(6)             Trustee,          2/25/88      Private Investor;                53                None
Age 57                        President &                     Executive Vice President
                              Treasurer                       and Chief Financial
                                                              Officer, Hasbro, Inc.
                                                              (toy and game
                                                              manufacturer) until
                                                              December 1999.

                                       72

                                                                                           Number of
                                                Term of                                    Portfolios
                                                Office and                                 in Fund
                              Position(s)       Length of                                  Complex(3)
Name, Address and             Held With         Time          Principal Occupation(s)      Overseen by      Other Directorships
Age(1)                         Galaxy           Served(2)     During Past 5 Years          Trustee           Held by Trustee(4)
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

William Greilich(7)             Vice             9/10/98      Vice President and               N/A               N/A
PFPC Inc.                     President                       Division Manager, PFPC
4400 Computer Drive                                           Inc., 1996 to present;
Westborough,                                                  Vice President,
01581-5108                                                    PFPC Inc., 1991-1996.
Age 47

W. Bruce McConnel(7)          Secretary          4/03/86      Partner of the law firm          N/A               N/A
One Logan Square                                              Drinker Biddle &
18th & Cherry Streets                                         Reath LLP, Philadelphia,
Philadelphia, PA 19103                                        Pennsylvania.
Age 59

Gregory Sackos(7)             Assistant          9/6/01       Director, Fund Accounting        N/A               N/A
PFPC Inc.                     Secretary                       and Administration, PFPC
4400 Computer Drive                                           Inc., 1998 to present;
Westborough, MA 01581-5108                                    Second Vice President,
Age 37                                                        Chase Global Financial
                                                              Services, 1996-1998.


----------
      (1). Each trustee may be contacted by writing to the trustee, c/o The Galaxy Fund, 4400 Computer Drive, Westborough, Massachusetts 01581-5108,
      Attn: William Greilich.

      (2). Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with Galaxy's Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy's Code of Regulations; or (c) Galaxy terminates.

      (3). The "Fund Complex" consisting of all registered investment companies for which Fleet or any of its affiliates serves as investment adviser, including Galaxy, The Galaxy VIP Fund and Galaxy Fund II. In addition to Galaxy (40 portfolios), each trustee also serves as a trustee of The Galaxy VIP Fund (8 portfolios) and Galaxy Fund II (5 portfolios). In addition to Galaxy, Mr. Vicks and Mr. O'Neill serve as Chairman and President and Treasurer, respectively, of The Galaxy VIP Fund and Galaxy Fund II.

      (4). Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

      (5). Prior to June 26, 2000, Mr. Froot was a trustee of the Boston 1784 Funds, which was advised by Fleet National Bank, an affiliate of Fleet. On June 26, 2000, the Boston 1784 Funds were reorganized into Galaxy.

      (6). Mr. O'Neill is considered to be an Interested Trustee because (i) he owns securities issued by FleetBoston Financial Corporation and (ii) he serves as an officer of Galaxy.

      (7). Mr. Greilich, Mr. McConnel and Mr. Sackos also serve as Vice President, Secretary and Assistant Secretary, respectively, of The Galaxy VIP Fund and Galaxy Fund II.

STANDING BOARD COMMITTEES


      The Board of Trustees has established three committees, i.e., Audit, Nominating and Valuation.


      The Audit Committee annually considers the engagement and compensation of Galaxy's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of Galaxy's financial statements. The Audit Committee is a "committee of the whole" in that all of the trustees serve on the Committee. The Audit Committee met four times during the fiscal year ended October 31, 2001.

      The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. The Nominating Committee consists of three Independent Trustees (Messrs. DeThomasis, Seed and Vicks). There were no formal meetings of the Nominating Committee during the fiscal year ended October 31, 2001. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of Galaxy's Secretary.


      The Valuation Committee is responsible for the review of pricing and valuation issues as needed. The Valuation Committee consists of two Independent Trustees (Messrs. Seed and Vicks). There were no formal meetings of the Valuation Committee during the fiscal year ended October 31, 2001.


TRUSTEE OWNERSHIP OF FUND SHARES

      The following table shows the dollar range of shares beneficially owned by each trustee in the Funds and other portfolios of Galaxy, The Galaxy VIP Fund and Galaxy Fund II.

                                                                         AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN ALL
                                      DOLLAR RANGE OF                   PORTFOLIOS IN GALAXY COMPLEX(2)
NAME OF TRUSTEE                EQUITY SECURITIES IN THE FUNDS(1)           OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Dwight E. Vicks, Jr.        Equity Value Fund
                            $50,001 - $100,000

                            Equity Growth Fund
                            $50,001 - $100,000

                            Small Company Equity Fund
                            $10,001 - $50,000

                            International Equity Fund
                            $10,001 - $50,000

                            All other Funds:  None                                over $100,000

Kenneth A. Froot            None                                                  over $100,000

Louis DeThomasis            None                                                  over $100,000

James M. Seed               Equity Value Fund
                            over $100,000

                            Equity Growth Fund
                            $1 - $10,000

                            International Equity Fund
                            $1 - $10,000

                            Small Company Equity Fund
                            $1 - $10,000

                            All other Funds:  None                                over $100,000

INTERESTED TRUSTEE
John T. O'Neill             None                                                  over $100,000


----------
(1) Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2001.

(2) Includes Galaxy, The Galaxy VIP Fund, and Galaxy Fund II. As of December 31, 2001, Galaxy consisted of 40 portfolios, The Galaxy VIP Fund consisted of 8 portfolios and Galaxy Fund II consisted of 5 portfolios.


      As of February 5, 2002, the trustees and officers of Galaxy owned less than 1% of its outstanding shares.


BOARD COMPENSATION

         Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to September 8, 2000, each trustee was entitled to receive an annual aggregate fee of $45,000 for his services as a trustee of the Trusts plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as those currently in effect.

      Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

      No employee of PFPC receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, Oechsle or UOBGC, or any of their affiliates serve as a trustee, officer or employee of Galaxy.

      The following chart provides certain information about the fees received by Galaxy's trustees during the fiscal year ended October 31, 2001.

                                                   Pension or              Total Compensation
                               Aggregate       Retirement Benefits           from Galaxy and
                              Compensation     Accrued as Part of            Fund Complex(1)
   Name of Person/Position    From Galaxy       Fund Expenses               Paid to Trustees
--------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dwight E. Vicks, Jr.
Chairman and Trustee            $72,717               None                     $77,000

Donald B. Miller(2),(4)
Trustee                         $68,940               None                     $73,000

Rev. Louis DeThomasis
Trustee                         $68,940               None                     $73,000

James M. Seed(4)
Trustee                         $68,940               None                     $73,000

Kenneth A. Froot(3),(4)
Trustee                         $51,074               None                     $54,000

INTERESTED TRUSTEES
Bradford S. Wellman
Trustee(2)                      $29,929               None                     $31,750

John T. O'Neill(4)
President, Treasurer
and Trustee                     $71,300               None                     $75,500


----------
(1) The "Fund Complex" consists of all registered investment companies for which Fleet or any of its affiliates serves as investment adviser, including Galaxy, The Galaxy VIP Fund and Galaxy Fund II. In addition to Galaxy, each trustee also serves as a trustee of The Galaxy VIP Fund and Galaxy Fund II and receives compensation for such services.


(2) Mr. Wellman resigned as a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 14, 2000 and Mr. Miller retired as a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 31, 2001. Each currently serves as an emeritus trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II and receives the same meeting fees as the trustees and reimbursement for expenses incurred in attending meetings.


(3) Mr. Froot was appointed a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 15, 2000.


(4) Deferred compensation (including interest) in the amounts of $68,414, $54,704, ($32,206) and $52,599 accrued during Galaxy's fiscal year ended October 31, 2001 for Messrs. Miller, O'Neill, Seed and Froot, respectively.


SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of

Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

      The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

      With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

                       INVESTMENT ADVISER AND SUB-ADVISERS

      Fleet, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.


      For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund other than the International Equity and Pan Asia Funds. For the services provided and the expenses assumed with respect to the International Equity Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such assets, plus 0.85% of net assets in excess of $100 million. For the services provided and the expenses assumed with respect to the Pan Asia Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.20% of the average daily net assets of the Fund. The Funds, other than the International Equity and Pan Asia Funds, have been advised by Fleet that, effective August 1, 2001 and until further notice to Galaxy's Board of Trustees, it intends to waive advisory fees payable by the Funds so that advisory fees payable by the Funds would be as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion.


      During the last three fiscal years, the following Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:


                                   FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                 2001          2000           1999
----                                 ----          ----           ----
Asset Allocation                 $ 5,204,369    $ 5,783,582    $ 5,338,301
Equity Income                    $ 2,072,449    $ 2,317,652    $ 2,608,376
Growth and Income                $ 7,003,549    $ 5,899,914    $ 4,577,393
Strategic Equity                 $   642,804    $    96,991    $   455,936
Equity Value                     $ 2,973,507    $ 3,812,574    $ 4,468,558
Equity Growth                    $11,771,942    $13,911,341    $10,553,344
International Equity             $ 4,984,528    $ 5,508,346    $ 3,119,675
Pan Asia                         $         0    $         0(1)       *
Small Cap Value                  $ 3,724,882    $ 2,843,896    $ 2,487,806
Small Company Equity             $ 3,664,651    $ 4,109,620    $ 2,481,560
Growth Fund II                   $   755,672         **             **


----------
*   Not in operation during the period.
**  See below for advisory fees paid by the Predecessor Boston 1784 Fund.

(1) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.

      During the last three fiscal years, Fleet waived advisory fees with respect to such Funds as set forth below:



                                   FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                 2001           2000           1999
----                                 ----           ----           ----
Asset Allocation                 $    18,195    $         0    $         0
Equity Income                    $         0    $         0    $         0
Growth and Income                $    41,194    $         0    $         0
Strategic Equity                 $   233,716    $   180,724    $   165,794
Equity Value                     $         0    $         0    $         0
Equity Growth                    $   152,573    $         0    $         0
International Equity             $ 1,993,856    $ 2,211,773    $ 1,216,531
Pan Asia                         $         0    $         0(1) $         0
Small Cap Value                  $     5,778    $         0    $         0
Small Company Equity             $         0    $         0    $         0
Growth Fund II                   $         0    $         0    $         0


----------

(1) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.


    During the last three fiscal years, Fleet reimbursed expenses as follows:


                                  FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                2001           2000           1999
----                                ----           ----           ----

Asset Allocation                 $        0       $      0       $    0
Equity Income                    $        0       $      0       $    0
Growth and Income                $        0       $      0       $    0
Strategic Equity                 $        0       $      0       $    0
Equity Value                     $        0       $      0       $    0
Equity Growth                             $       $      0       $    0
International Equity             $        0       $      0       $    0
Pan Asia                         $   45,383       $  8,172(1)         *
Small Cap Value                  $        0       $      0       $    0
Small Company Equity             $        0       $      0       $    0
Growth Fund II                   $  149,982             **           **


----------
*   Not in operation during the period.
**  See below for advisory fees waived by the Predecessor Boston 1784 Fund.
(1) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.

      The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice and will terminate immediately in the event of its assignment.

      Prior to March 1, 2001, Summit Bank Investment Management Division, a division of Summit Bank ("Summit Bank"), served as the investment adviser to the Predecessor Large Cap Value Fund and the Predecessor Large Cap Growth Fund. Summit Bank was a wholly-owned subsidiary of Summit Bancorp. On March 1, 2001, FleetBoston Financial Corporation, Fleet's parent corporation, acquired Summit Bancorp and thereafter, Fleet succeeded Summit Bank as the investment adviser to the Predecessor Pillar Funds. The Predecessor Pillar Funds were reorganized into Galaxy on August 27, 2001.

      Summit Bank served as investment adviser to the Predecessor Pillar Funds pursuant to an investment advisory agreement dated April 28, 1996 ("Prior Pillar Agreement"). Pursuant to the terms of the Prior Pillar Agreement, Summit Bank was entitled to receive fees, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Predecessor Pillar Funds. In addition, Summit Bank waived investment advisory fees and/or reimbursed expenses to help the Predecessor Pillar Funds maintain competitive expense ratios.

      During the fiscal years ended December 31, 2000, 1999 and 1998, the Predecessor Pillar Funds paid advisory fees to Summit Bank as set forth below:

                                      FISCAL YEARS ENDED DECEMBER 31:
FUND                                 2000           1999           1998
----                                 ----           ----           ----

Large Cap Value Fund             $ 2,083,316    $ 1,948,639    $ 1,184,685
Large Cap Growth Fund            $ 2,356,771    $ 1,552,926    $   903,953

      During the fiscal years ended December 31, 2000, 1999 and 1998, Summit Bank waived advisory fees with respect to the Predecessor Funds as set forth below:

                                      FISCAL YEARS ENDED DECEMBER 31:
FUND                                 2000           1999           1998
----                                 ----           ----           ----
Large Cap Value Fund             $   232,053    $   351,110    $   666,888
Large Cap Growth Fund            $   248,687    $   280,079    $   493,857


      For the fiscal period January 1, 2001 through October 31, 2001, the Large Cap Value Fund and Large Cap Growth Fund paid advisory fees (net of fee waivers and/or expense reimbursements) to Summit Bank and/or Fleet of $1,363,009 and $1,373,192, respectively. For the period January 1, 2001 through October 31, 2001, Summit Bank and/or Fleet reimbursed expenses of $36,031 and $51,050, respectively, with respect to the Large Cap Value Fund and Large Cap Growth Fund. For the same period, Summit Bank and/or Fleet waived advisory fees of $119,472 and $129,833, respectively, with respect to the Large Cap Value Fund and the Large Cap Growth Fund.


      Prior to the Boston 1784 Reorganization, the Predecessor Growth Fund II was advised by Fleet National Bank (formerly, BankBoston N.A. ("BankBoston")). BankBoston was a wholly-owned subsidiary of BankBoston Corporation. On October 1, 1999, BankBoston Corporation merged into Fleet Financial Group, Inc. to form FleetBoston Financial Corporation (the "Holding Company Merger"). As a result of the Holding Company Merger, BankBoston became a subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser and was renamed Fleet National Bank ("FNB").

      FNB served as an investment adviser to the Predecessor Growth Fund II pursuant to an investment advisory agreement date June 1, 1993 (the "Prior Boston 1784 Agreement"). Pursuant to the terms of the Prior Boston 1784 Agreement, FNB was entitled to receive fees, accrued daily and paid monthly, at the annual rate of 0.74% of the average daily net assets of the Fund. In addition, FNB agreed to waive investment advisory fees and/or reimburse expenses to help the Predecessor Growth Fund II to maintain competitive expense ratios.

      During the two fiscal years ended May 31, 2000 and 1999, the Predecessor Growth II Fund paid advisory fees (net of fee waivers and/or expense reimbursements) to FNB and/or BankBoston of $1,827,000, and $1,455,000, respectively.

      For the period June 1, 2000 through October 31, 2000, Growth Fund II paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet, BankBoston and/or FNB of $422,735. For the period June 1, 2000 through October 31, 2000, Fleet and/or FNB reimbursed $74,016 in expenses with respect to the Growth Fund II.


INTERNATIONAL EQUITY FUND

      The advisory agreement between Galaxy and Fleet with respect to the International Equity Fund provides that Fleet will provide a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the advisory agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed Oechsle, a Delaware limited liability company with principal offices at One International Place, Boston, Massachusetts 02210, as the sub-adviser to the International Equity Fund. The member manager of Oechsle is Oechsle Group, LLC. FleetBoston Financial Corporation owns approximately a 35% non-voting interest in Oechsle. As of December 31, 2001, Oechsle had discretionary management authority over approximately $14 billion in assets.


      Under its sub-advisory agreement with Fleet, Oechsle determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with Oechsle in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by Oechsle for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Oechsle with information concerning relevant economic and political developments. Oechsle will provide services under the sub-advisory agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by Fleet or the Board of Trustees upon sixty days' written notice or by Oechsle upon ninety days' written notice, the sub-advisory agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above.

      For the services provided and the expenses assumed pursuant to the sub-advisory agreement, Fleet pays a fee to Oechsle, computed daily and paid quarterly, at the annual rate of 0.40% of the first $50 million of the International Equity Fund's average daily net assets, plus 0.35% of average daily net assets in excess of $50 million.


      For the fiscal years ended October 31, 2001, 2000 and 1999, Oechsle received sub-advisory fees of $2,816,224, $3,121,396 and $1,728,153, respectively, with respect to the International Equity Fund.

PAN ASIA FUND

      The advisory agreement between Galaxy and Fleet with respect to the Pan Asia Fund provides that Fleet will provide a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the advisory agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed UOBGC, which is an indirect majority-owned subsidiary of United Overseas Bank Group and which has its principal offices at 592 Fifth Avenue, Suite 602, New York, New York 10036, as the sub-adviser to the Pan Asia Fund. As of December 31, 2001, UOBGC, together with its affiliates, had discretionary management authority over approximately $2.3 billion in assets.


      Under its sub-advisory agreement with Fleet, UOBGC determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with UOBGC in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by UOBGC for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and UOBGC with information concerning relevant economic and political developments. UOBGC will provide services under the sub-advisory agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by Fleet or the Board of Trustees upon sixty days' written notice or by UOBGC upon ninety days' written notice, the sub-advisory agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above.

      For the services provided and the expenses assumed pursuant to the sub-advisory agreement, Fleet pays a fee to UOBGC, computed daily and paid monthly, at the annual rate of 0.72% of the average daily net assets of the Fund.


      For the fiscal year ended October 31, 2001 and the fiscal period September 1, 2000 through October 31, 2000, UOBGC received sub-advisory fees of $27,211 and $4,903, respectively, with respect to the Pan Asia Fund.


      Fleet, Oechsle and UOBGC are authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet, Oechsle or UOBGC or that have sold shares of the Funds, if Fleet, Oechsle or UOBGC, as the case may be, believes that the quality of the transactions and the commission are comparable to what they would be with other qualified brokerage forms.

ANNUAL BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

      At a meeting held on May 31, 2001, the Board of Trustees of Galaxy, including the Independent Trustees, approved the continuation of Galaxy's investment advisory agreement with Fleet with respect to each Fund for an additional one-year period. In connection with such approval, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of Fleet's services provided to each Fund and Fleet's experience and qualifications. Among other items, the trustees also reviewed and considered: (1) a Lipper report comparing the advisory fees and total expense ratio of each class of shares of each Fund to Lipper data on investment objective peer group averages, industry peer group averages and bank peer group averages; (2) a report on Galaxy's advisory fee structure, which included the proposed implementation of new breakpoints in the advisory fees for certain of Galaxy's equity and bond portfolios and a comparison of the proposed fees (after implementation of the breakpoints) to Lipper data describing the median advisory fees for funds with similar investment objectives; (3) a report on the assets, advisory fees, advisory fee waivers and expense reimbursements for each Fund; (4) a Lipper report comparing:
(i) the performance of each class of shares of each Fund to the applicable Lipper average and performance universe (e.g. all large cap core equity funds) average, (ii) the contractual management fee for each Fund with that of funds with the same investment classification, (iii) the expenses for each class of shares of each Fund to bank group and non-bank group averages, and (iv) the expense ratio components (such as contractual management fees and actual administrative fees) for each class of shares of each Fund to bank groups and non-bank groups; and (5) a report on Fleet's profitability related to providing advisory services to Galaxy after taking into account (i) advisory fees and any other benefits realized by Fleet or any of its affiliates as a result of Fleet's role as advisor to Galaxy, and (ii) the direct and indirect expenses incurred by Fleet in providing such advisory services to Galaxy. The Board also considered a report on soft dollar commissions which included information on brokers and total commissions paid for each Fund for the fiscal year ended October 31, 2000, as well as information on the types of research and services obtained by Fleet in connection with soft dollar commissions. Additional information on soft dollar arrangements and commissions are described under "Portfolio Transactions."

      After discussion, the Board of Trustees concluded that Fleet had the capabilities, resources and personnel necessary to manage Galaxy. The Board of Trustees also concluded that based on the services that Fleet would provide to Galaxy under the investment advisory agreement and the expenses incurred by Fleet in the performance of such services, the compensation to be paid to Fleet was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the investment advisory agreement with Fleet for an additional one-year period.

      At the May 31, 2001 meeting, the Board of Trustees of Galaxy, including the Independent Trustees, also approved the continuation of the sub-advisory agreements between Fleet and Oechsle with respect to the International Equity Fund and between Fleet and UOBGC with respect to the Pan Asia Fund, each for an additional one-year period. In approving the continuation of the sub-advisory agreements, the Board of Trustees considered the quality of the sub-advisory services being rendered by UOBGC and Oechsle, the investment management style, experience and qualifications of each sub-advisor's personnel and the sub-advisory fee structure. The Board of Trustees also reviewed written reports provided by Oechsle and UOBGC which contained, among other items, performance information, sector weightings and investment outlook and strategy with respect to the International Equity Fund and the Pan Asia Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the International Equity Fund and the Pan Asia Fund to continue the sub-advisory agreements with Oechsle and UOBGC, respectively, for an additional one-year period.

                                  ADMINISTRATOR

      PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp.

      PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates, effective May 31, 2001:

                       COMBINED AVERAGE DAILY NET ASSETS        ANNUAL RATE
                       ---------------------------------        -----------

                       Up to $2.5 billion                         0.090%
                       From $2.5 to $5 billion                    0.085%
                       From $5 to $12 billion                     0.075%
                       From $12 to $15 billion                    0.065%
                       From $15 to $18 billion                    0.060%
                       From $18 to $21 billion                   0.0575%
                       From $21 to $30 billion                   0.0525%
                       Over $30 billion                           0.050%

      For the period from June 26, 2000 through May 30, 2001, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates:

                       COMBINED AVERAGE DAILY NET ASSETS        ANNUAL RATE
                       ---------------------------------        -----------

                       Up to $2.5 billion                         0.090%
                       From $2.5 to $5 billion                    0.085%
                       From $5 to $12 billion                     0.075%
                       From $12 to $15 billion                    0.065%
                       From $15 to $18 billion                    0.060%
                       From $18 billion to $21 billion           0.0575%
                       Over $21 billion                          0.0525%

      Prior to June 26, 2000, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy at the following annual rates:

                       COMBINED AVERAGE DAILY NET ASSETS        ANNUAL RATE
                       ---------------------------------        -----------

                       Up to $2.5 billion                         0.090%
                       From $2.5 to $5 billion                    0.085%
                       From $5 to $12 billion                     0.075%
                       From $12 to $15 billion                    0.065%
                       From $15 to $18 billion                    0.060%
                       Over $18 billion                          0.0525%

      PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services. From time to time, PFPC may waive voluntarily all or a portion of the administration fee payable to it by the Funds.


      For the fiscal year ended October 31, 2001, PFPC received administration fees at the effective annual rate of 0.07% of each Fund's average daily net assets.

      During the last three fiscal years, the Funds paid administration fees to PFPC as set forth below:

                                   FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                2001           2000           1999
----                                ----           ----           ----

Asset Allocation                 $   460,221    $   646,311    $   533,921

Equity Income                    $   181,804    $   220,260    $   259,413

Growth and Income                $   618,837    $   552,479    $   456,860

Strategic Equity                 $    77,223    $    63,792    $    62,309

Equity Value                     $   259,941    $   363,668    $   446,506

Equity Growth                    $ 1,046,636    $ 1,317,126    $ 1,055,020

International Equity             $   524,095    $   624,039    $   365,677

Pan Asia                         $     2,516    $       456(1)           *

Small Cap Value                  $   328,447    $   269,338    $   248,680

Small Company Equity             $   322,914    $   388,798    $   248,980

Growth Fund II                   $    79,370         **             **


----------
*   Not in operation during the period.
**  See below for administration fees paid by the Predecessor Boston 1784 Fund.
(1) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.


    During the last three fiscal years, no administration fees were waived by PFPC.


      Under the administration agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect with respect to each Fund until May 31, 2004 and thereafter will continue for additional terms of one-year each, provided such continuance is specifically reviewed and approved at least annually (i) by vote of a majority of Galaxy's Board of Trustees, or by vote of a majority of the outstanding shares of such Fund and (ii) by a majority of Galaxy's Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement.

      Prior to the Pillar Reorganization, SEI Investments Mutual Funds Services ("SEI") served as the administrator to the Predecessor Large Cap Value Fund and the Predecessor Large Cap Growth Fund. For its services, SEI received a fee, calculated daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of The Pillar Funds (other than the Institutional Select Money Market Fund and U.S. Treasury Securities Plus Money Market Fund): 0.20% of the first $3.5 billion of aggregate net assets; 0.16% of the next $1.5 billion of aggregate net assets; 0.14% of the next 1.5 billion of aggregate net assets; and 0.12% of aggregate net assets in excess of $6.5 billion.

      During the fiscal years ended December 31, 2000, 1999 and 1998, SEI received administration fees from the Predecessor Pillar Funds as set forth below:

FUND                                                2000          1999         1998
----                                                ----          ----         ----

Predecessor Large Cap Value Fund                $  608,409    $  613,273    $  493,758
Predecessor Large Cap Growth Fund               $  684,194    $  489,000    $  372,753

      During the fiscal years ended December 31, 2000, 1999 and 1998, SEI did not waive any administration fees with respect to the Predecessor Large Cap Value Fund and Predecessor Large Cap Growth Fund.


      During the fiscal period January 1, 2001 through October 31, 2001, SEI and/or PFPC received administration fees (net of fee waivers) of $344,393 and $355,241, respectively, with respect to the Large Cap Value Fund and Large Cap Growth Fund. During the same period, SEI and/or PFPC waived $0 and $0, respectively, with respect to the Large Cap Value Fund and Large Cap Growth Fund.


      Prior to the Boston 1784 Reorganization, SEI served as the administrator to the Predecessor Growth Fund II. For its services, SEI received a fee calculated daily and paid monthly, at an annual rate of 0.085% of the first $5 billion of the Boston 1784 Funds' combined average daily net assets and 0.045% of combined average daily net assets in excess of $5 billion. SEI also agreed to waive portions of its fees from time to time.

      During the fiscal years ended May 31, 2000 and 1999, SEI received administration fees (net of waivers) of $159,000 and $131,000, respectively, for the Predecessor Growth Fund II. During the period June 1, 2000 through October 31, 2000, PFPC and/or SEI received administration fees (net of fee waivers) of $44,395 with respect to the Growth Fund II.

                          CUSTODIAN AND TRANSFER AGENT

      The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of J.P. Morgan Chase & Co., serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement. Chase Manhattan may employ sub-custodians for the Funds for the purpose of providing custodial services for the Funds' foreign assets held outside the United States.

      Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase

Manhattan also serves as Galaxy's "foreign custody manager" (as that term is defined in Rule 17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of the Funds held outside the U.S. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

      PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

      PFPC may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-accounting and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of each Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by PFPC for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Funds to PFPC have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.


      Fleet Bank, an affiliate of Fleet, is paid a fee for Sub-Account Services performed with respect to Trust Shares of the Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank is paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended October 31, 2001, Fleet Bank received $2,675,433 for Sub-Account Services. PFPC bears this expense directly, and shareholders of Trust Shares of the Funds bear this expense indirectly through fees paid to PFPC for transfer agency services.


                                    EXPENSES

      Fleet, Oechsle, UOBGC and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

      Fleet, Oechsle or UOBGC will select specific portfolio investments and effect transactions for the Funds. Fleet, Oechsle and UOBGC seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet, Oechsle or UOBGC may, in their discretion, effect transactions in portfolio securities with dealers who provide research advice or other services, such as investment literature, to the Funds. Fleet, Oechsle or UOBGC is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Fleet, Oechsle or UOBGC determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Fleet, Oechsle's or UOBGC's overall responsibilities to the particular Fund and to Galaxy. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The fees under the Investment Advisory Agreement between Galaxy and Fleet and the Sub-Advisory Agreement between Fleet, Oechsle or UOBGC are not reduced by reason of receiving such brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds.

      During the fiscal year ended October 31, 2001, the Funds paid soft dollar commissions as shown below:


                     FUND                                         COMMISSIONS
                     ----                                         -----------
                     Asset Allocation                              $   6,190
                     Equity Income                                 $  39,645
                     Growth and Income                             $  95,516
                     Strategic Equity                              $  23,660
                     Equity Value                                  $ 194,519
                     Equity Growth                                 $ 181,725
                     Growth Fund II                                $  22,377
                     International Equity                          $  16,843
                     Pan Asia                                      $   1,250
                     Small Cap Value                               $  38,842
                     Small Company Equity                          $  70,946

      Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government securities.

      For the fiscal years ended October 31, 2001, 2000 and 1999, the following Funds paid brokerage commissions as shown in the table below:


                                                 FOR THE FISCAL YEARS ENDED OCTOBER 31:
      FUND                                         2001            2000           1999
      ----                                         ----            ----           ----
      Asset Allocation                          $   148,531    $   261,800    $   164,971
      Equity Income                             $   383,274    $   365,631    $   260,679
      Growth and Income                         $   748,892    $   795,284    $   305,533
      Strategic Equity                          $   361,646    $   248,082    $   213,205
      Equity Value                              $ 1,431,817    $   975,959    $ 1,055,494
      Equity Growth                             $ 1,817,083    $ 1,911,120    $ 1,267,684
      International Equity                      $ 1,515,847    $ 1,644,461    $ 1,047,761
      Pan Asia                                  $    27,178    $    18,412          *
      Small Cap Value                           $   740,498    $   458,281(1) $   390,632
      Small Company Equity                      $   955,720    $   949,917    $   731,699
      Growth Fund II                            $   103,995         **             **


----------
*   Not in operation during the period.
**  See below for brokerage commissions paid by the Predecessor Boston 1784
    Fund.
(1) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.


      For the period January 1, 2001 through October 31, 2001, the Large Cap Value Fund and Large Cap Growth Fund paid $39,700 and $28,692, respectively, in brokerage commissions.


      For the fiscal years ended December 31, 2000, 1999 and 1998, the Predecessor Pillar Funds paid brokerage commissions as follows:

                                  FOR THE FISCAL YEARS ENDED DECEMBER 31:
FUND                               2000             1999          1998
----                               ----             ----          ----
Large Cap Value Fund             $   165,809    $   148,533    $   103,821
Large Cap Growth Fund            $   445,836    $   388,600    $   471,889

      During the fiscal years ended December 31, 2000, 1999 and 1998, the Predecessor Funds of the Large Cap Value Fund and Large Cap Growth Fund paid brokerage commissions to affiliated brokers as shown in the table below:

                                   FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                               2000            1999          1998
----                               ----            ----          ----
Large Cap Value Fund                N/A          $  4,151       $  216
Large Cap Growth Fund               N/A          $  6,515       $  900

      For the fiscal years ended May 31, 2000 and 1999, the Predecessor Growth Fund II paid $135,167 and $199,396, respectively, in brokerage commissions. For the period June 1, 2000 through October 31, 2000, the Growth Fund II paid $83,863 in brokerage commissions.

      During fiscal years ended October 31, 2001, 2000 and 1999, certain Funds effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of Fleet Securities, Inc., which is an affiliate of Fleet, and Robertson Stephens Inc. ("Robertson Stephens"), also an affiliate of Fleet. The table below discloses (1) the aggregate amount of commissions paid to Quick & Reilly and Robertson Stephens by the Funds during the fiscal years ended October 31, 2001, 2000 and 1999, (2) the percentage of each Fund's aggregate brokerage commissions for the fiscal year ended October 31, 2001 that was paid to Quick & Reilly and Robertson Stephens, and (3) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly and Robertson Stephens during the fiscal year ended October 31, 2001.


                                                                2001
                               2001           2001         % OF AGGREGATE       2000          1999
                             AGGREGATE   % OF AGGREGATE      COMMISSION       AGGREGATE     AGGREGATE
FUND                          AMOUNT       COMMISSIONS      TRANSACTIONS        AMOUNT        AMOUNT
----                          ------       -----------      ------------        ------        ------
Asset Allocation             $  69,147         46.55%          54.72%        $ 173,098      $ 141,443
Equity Income                $ 109,675         28.62%          31.44%        $ 288,852      $ 232,329
Growth and Income            $ 102,276         13.66%          22.14%        $ 369,829      $ 129,843
Strategic Equity             $   7,250          0.51%           1.94%        $  14,690      $  11,375
Equity Value                 $ 700,146         48.90%          62.41%        $ 652,971      $ 860,618
Equity Growth                $  36,736          2.02%           2.15%        $  98,173      $ 157,771
Growth Fund II               $     111          0.11%           0.20%        $  40,705(1)        N/A
Small Cap Value              $  18,250          2.46%           2.06%        $       0      $  14,000
Small Company Equity         $       0             0%              0%        $  10,224      $   7,380
Large Cap Value(2)           $  26,250         66.12%          74.04%             N/A            N/A
Large Cap Growth(2)          $   8,550         29.80%          42.42%             N/A            N/A


----------
 (1) For the period from June 1, 2000 through October 31, 2000.
 (2) For the period from August 27, 2001 through October 31, 2001.

      The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Oechsle, UOBGC, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

      Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 2001, the Funds held securities of their regular broker or dealers as set forth below:


FUND                                    BROKER/DEALER                      VALUE
----                                    -------------                      -----
ASSET ALLOCATION             MERRILL LYNCH & CO., INC.                 $  4,371,000
EQUITY INCOME                CREDIT SUISSE FIRST BOSTON CORP.          $  7,076,000
STRATEGIC EQUITY             CREDIT SUISSE FIRST BOSTON CORP.          $ 11,720,000
EQUITY VALUE                 MERRILL LYNCH & CO., INC.                 $  3,050,958
                             CREDIT SUISSE FIRST BOSTON CORP.          $ 18,091,000
LARGE CAP VALUE              CREDIT SUISSE FIRST BOSTON CORP.          $  9,676,000
EQUITY GROWTH                CREDIT SUISSE FIRST BOSTON CORP.          $ 37,667,000
LARGE CAP GROWTH             CREDIT SUISSE FIRST BOSTON CORP.          $  7,906,000
SMALL CAP VALUE              CREDIT SUISSE FIRST BOSTON CORP.          $ 69,785,000
SMALL COMPANY EQUITY         CREDIT SUISSE FIRST BOSTON CORP.          $  2,363,000
PAN ASIA                     CREDIT SUISSE FIRST BOSTON CORP.          $    404,000


      Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet, Oechsle or UOBGC. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet, Oechsle or UOBGC believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet, Oechsle or UOBGC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                            SHAREHOLDER SERVICES PLAN

      Galaxy has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Retail A Shares of each Fund other than the Pan Asia Fund, Large Cap Value Fund and Large Cap Growth Fund. Such services are provided to customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Services Plan provides that Galaxy will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Retail A Shares owned beneficially by customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PFPC Distributors; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: providing customers with information as to their positions in Retail A Shares; responding to customer inquiries; and providing a service to invest the assets of customers in Retail A Shares.

      Although the Services Plan has been approved with respect to both Retail A Shares of each Fund except the Pan Asia Fund, Large Cap Value Fund and Large Cap Growth Fund and Trust Shares of all Funds, as of the date of this Statement of Additional Information, Galaxy has entered into servicing agreements under the Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of October 31, 2001, Galaxy had entered into servicing agreements only with Fleet Bank and affiliates.

      Each servicing agreement between Galaxy and an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

      During the last three fiscal years, Galaxy made payments to Service Organizations (net of expense reimbursements) with respect to Retail A Shares as shown in the table below:


                                   FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                 2001           2000          1999
----                                 ----           ----          ----

Asset Allocation(1)              $   914,162    $ 1,065,746    $ 1,052,992
Equity Income(1)                 $   465,926    $   554,530    $   623,725
Growth and Income(1)             $   634,076    $   433,882    $   426,269
Strategic Equity(1)              $    20,192    $     7,319    $     3,344
Equity Value(1)                  $   585,821    $   688,464    $   759,127
Equity Growth(1)                 $ 1,213,883    $ 1,446,176    $ 1,093,512
Growth Fund II(1)                $    24,979    $       873(2)       N/A
International Equity(1)          $   175,149    $   281,596    $   204,149
Small Cap Value(1)               $   275,708    $   151,246    $         3
Small Company Equity(1)          $   258,937    $   316,162    $   214,192
Large Cap Value                  $         0(3)       *              *
Large Cap Growth                 $         0(3)       *              *


----------
*   Not in operation during the period.

(1) Expense reimbursements for the fiscal year ended October 31, 2001 were $26,074, $3,262, $29,123, $5,541, $8,298, $47,211, $16,365, and $38,546,
    respectively, for the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, Growth Fund II and International Equity Funds. Expense reimbursements for the fiscal year ended October 31, 2000 were $213,290, $15,253 and $92,585, respectively, for the Growth and Income, Strategic Equity and Small Cap Value Funds. Expense reimbursements for the fiscal year ended October 31, 1999 were $252,526, $15,006, $242,064 and $12,586, respectively, for the Growth and Income, Strategic Equity, Small Cap Value and Small Company Equity Funds.

(2) For the period from June 1, 2000 through October 31, 2000.

(3) For the period from August 27, 2001 to October 31, 2001.


      Galaxy's servicing agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

      The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                               DISTRIBUTION PLANS

RETAIL A SHARES PLANS


      Galaxy has adopted separate Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Retail A Shares of the Pan Asia Fund and Retail A Shares of the Large Cap Value and Large Cap Growth Funds (collectively, the "Retail A Shares Plans"). Under the Retail A Shares Plans, Galaxy may pay PFPC Distributors or another person for expenses and activities intended to result in the sale of Retail A Shares of the respective Fund, including the payment of commissions to broker-dealers and other industry professionals who sell Retail A Shares and the direct or indirect cost of financing such payments.

      Under the Retail A Shares Plans, payments by Galaxy for distribution expenses may not exceed the annualized rate of 0.30% (0.50% with respect to the Large Cap Value Fund and Large Cap Growth Fund) of the average daily net assets attributable to each Fund's outstanding Retail A Shares. As of the date of this Statement of Additional Information, Galaxy intends to limit the Funds' payments for distribution expenses to not more than 0.25% (on an annualized basis) of the average daily net asset value of each Fund's outstanding Retail A Shares.

      For the fiscal year ended October 31, 2001, Retail A Shares of the Pan Asia Fund paid $407 in distribution fees under the Retail A Shares Plan with respect to such Fund, all of which was attributable to payments to broker-dealers.

      For the period August 27, 2001 through October 31, 2001, Retail A Shares of the Large Cap Value Fund and Large Cap Growth Fund paid $28,225 and $13,093, respectively, in distribution fees under the Retail A Shares Plan with respect to such Funds, all of which was attributable to payments to brokers-dealers. During the same period, distribution fees were waived in the amount of $1,143 and $306, respectively, with respect to the Large Cap Value Fund and the Large Cap Growth Fund.


RETAIL B SHARES PLAN


      Galaxy has adopted a Distribution and Services Plan pursuant to the Rule with respect to Retail B Shares of the Funds (the "Retail B Shares Plan"). Under the Retail B Shares Plan, Galaxy may pay (a) PFPC Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares;
(iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.

      Under the Retail B Shares Plan, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of 0.65% of the average daily net assets attributable to each Fund's outstanding Retail B Shares, and (ii) to an institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each such Fund's outstanding Retail B Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit each Fund's payments for shareholder liaison and administrative support services under the Retail B Shares Plan to an aggregate fee of not more than 0.30% (0.35% with respect to the Pan Asia Fund) (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions.

      During the last three fiscal years, Retail B Shares of the Funds paid the following distribution fees under the Retail B Shares Plan:



                                     FOR THE FISCAL YEARS ENDED OCTOBER 31:
      FUND                          2001           2000           1999
      ----                          ----           ----           ----
      Asset Allocation           $   661,685    $   650,302    $   499,231
      Equity Income              $    40,335    $    24,174    $     9,488
      Growth and Income          $   368,914    $   408,911    $   400,239
      Strategic Equity           $    12,266    $     9,457    $     6,114
      Equity Value               $   187,937    $   204,874    $   190,927
      Equity Growth              $   725,614    $   696,922    $   346,626
      Growth Fund II             $     5,503    $       694(2)       N/A
      International Equity       $    47,388    $    39,534    $     6,058
      Pan Asia                   $       106    $        79(1)       N/A
      Small Cap Value            $    24,880    $    15,634    $     4,653
      Small Company Equity       $   112,864    $   119,880    $    80,055
      Large Cap Value            $    24,672(3)       N/A            N/A
      Large Cap Growth           $    29,473(3)       N/A            N/A


----------
*   Not in operation during the period.

(1) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.

(2) For the period from June 26, 2000 through October 31, 2000.
(3) For the period from August 27, 2001 through October 31, 2001.


      During the last three the fiscal years, Retail B Shares of the Funds paid the following shareholder servicing fees (net of expense reimbursements) under the Retail B Shares Plan:

                                      FOR THE FISCAL YEARS ENDED OCTOBER 31:
    FUND                             2001          2000           1999
    ----                             ----          ----           ----

    Asset Allocation(1)           $ 293,717      $ 275,462      $ 206,080
    Equity Income(1)              $  15,054      $   9,322      $     986
    Growth and Income(1)          $ 168,141      $  91,300      $ 166,236
    Strategic Equity(1)           $   4,877      $   1,607      $       0
    Equity Value(1)               $  80,456      $  81,037      $  80,680
    Equity Growth(1)              $ 319,715      $ 285,206      $ 130,774
    Growth Fund II                $       0      $       0(3)       N/A
    International Equity(1)       $  16,182      $   4,882      $      20
    Pan Asia                      $      46      $      43(2)           *
    Small Cap Value(1)            $  10,830      $   3,006      $       0
    Small Company Equity(1)       $  50,873      $  49,712      $  12,679
    Large Cap Value(1)            $  50,038(4)       N/A            N/A
    Large Cap Growth(1)           $  50,038(4)       N/A            N/A


----------
*   Not in operation during the period.

(1) Expense reimbursement for the fiscal year ended October 31, 2001 were $7,386, $2,958, $615, $4,247, $10,336, $5,121, $2,409, $6,412 and $306,
    respectively, for the Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Growth II, Large Cap Value and Large Cap Growth Funds. Expense reimbursements for the fiscal year ended October 31, 2000 were $1,061, $1,465, $84,510, $2,657, $9,345,
    $14,787, $12,127, $3,729 and $1,573, respectively, for the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Small Cap Value and Small Company Equity Funds. Expense reimbursements for the fiscal year ended October 31, 1999 were $3,274, $493, $2,803, $2,445, $17,017, $1,764, $1,980 and $20,434,
    respectively, for the Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Small Cap Value and Small Company Equity Funds.

(2) For the period from September 1, 2000 (commencement of operations for Retail B Shares) through October 31, 2000.
(3) For the period from June 26, 2000 through October 31, 2000.

(4) For the period from August 27, 2001 through October 31, 2001.

      All amounts paid under the Retail B Shares Plan for these periods were attributable to payments to broker-dealers.

ALL PLANS


      Payments for distribution expenses under the Retail A Shares Plans and Retail B Shares Plan (the "12b-1 Plans") are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plans provide that they may not be amended to increase materially the costs which Retail A Shares or Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plans without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940
Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plans or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.


      Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Funds and holders of Retail A Shares and Retail B Shares. The 12b-1 Plans are subject to annual reapproval by a majority of the 12b-1 Trustees and are terminable at any time with respect to any Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Retail A Shares or Retail B Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plans with an institution ("Service Organization") is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Retail A Shares or Retail B Shares of such Fund, by PFPC Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

      As long as the 12b-1 Plans are in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

                                   DISTRIBUTOR

      PFPC Distributors serves as Galaxy's distributor. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

      Unless otherwise terminated, the Distribution Agreement between Galaxy and PFPC Distributors remains in effect until January 1, 2003, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

      PFPC Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Funds as described in the applicable Prospectus and this Statement of Additional Information. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") served as Galaxy's distributor and was entitled to the payment of the front-end sales charge on Retail A Shares of the Funds. Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors") a wholly-owned subsidiary of PFPC, served as Galaxy's distributor, and was entitled to the payment of the front-end sales charge on the sale of Retail A Shares of the Funds. During the last three fiscal years, PFPC Distributors, PDI and/or FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows:

                                   FOR THE FISCAL YEARS ENDED OCTOBER 31:
      FUND                           2001          2000            1999
      ----                           ----          ----            ----

      Asset Allocation            $ 439,896     $   538,676    $ 1,053,290
      Equity Income               $  56,995     $    37,799    $   135,022
      Growth and Income           $ 184,258     $   154,459    $   299,146
      Strategic Equity            $  26,558     $    10,187    $    48,858
      Equity Value                $ 131,059     $   109,056    $   253,743
      Equity Growth               $ 583,663     $ 1,022,606    $   780,524
      Growth Fund II              $  20,253     $    10,901(2)       N/A
      International Equity        $ 227,881     $   163,039    $    77,780
      Pan Asia                    $     675     $       473(1)           *
      Small Cap Value             $ 127,156     $    61,755    $   101,995
      Small Company Equity        $  74,727     $   105,705    $    35,664
      Large Cap Value             $   1,269(3)        N/A            N/A
      Large Cap Growth            $   2,230(3)        N/A            N/A


----------
 *  Not in operation during the period.
(1) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.
(2) For the period from June 26, 2000 through October 31, 2000.
(3) For the period from August 27, 2001 through October 31, 2001.

PFPC Distributors, PDI and/or FD Distributors retained none of the amounts shown in the table above.

      PFPC Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Funds. Prior to January 1, 2001, PDI was entitled to the payment of such contingent deferred sales charges. Prior to December 1, 1999, FD Distributors was entitled to the payment of such contingent deferred sales charges. For the fiscal years ended October 31, 2001, 2000 and 1999, PFPC Distributors, PDI and/or FD Distributors received contingent deferred sales charges in connection with Retail B Share redemptions as follows:

                                   FOR THE FISCAL YEARS ENDED OCTOBER 31:
      FUND                          2001            2000           1999
      ----                          ----            ----           ----

      Asset Allocation            $ 398,692      $ 369,079      $ 299,927
      Equity Income               $  33,092      $  15,693      $   3,829
      Growth and Income           $ 132,046      $ 222,339      $ 189,894
      Strategic Equity            $   5,728      $   7,119      $   5,711
      Equity Value                $  64,007      $ 117,397      $  79,351
      Equity Growth               $ 343,577      $ 273,944      $ 161,048
      Growth Fund II              $   5,529      $     498(2)       N/A
      International Equity        $  32,216      $  15,689      $   1,355
      Pan Asia                    $      16      $       0(1)           *
      Small Cap Value             $   9,702      $   9,315      $   2,464
      Small Company Equity        $  33,555      $  53,189      $  52,313
      Large Cap Value             $  26,314(3)       N/A            N/A
      Large Cap Growth            $  41,771(3)       N/A            N/A


----------
*   Not in operation during the period.
(1) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.
(2) For the period from June 26, 2000 through October 31, 2000.
(3) For the period from August 27, 2001 through October 31, 2001.

      PFPC Distributors, PDI and FD Distributors retained none of the amounts shown in the table above.

      The following table shows all sales charges, commissions and other compensation received by PFPC Distributors and/or PDI directly or indirectly from the Funds during the fiscal year or period ended October 31, 2001:


                                                                         Brokerage
                            Net Underwriting     Compensation on      Commissions in
                             Discounts and        Redemption and      Connection with          Other
Fund                         Commissions(1)       Repurchase(2)      Fund Transactions    Compensation(3)
----                         -----------          ----------         -----------------    ------------
Asset Allocation               $ 838,588           $ 398,692               $ 0             $ 1,918,765
Equity Income                  $  90,087           $  33,092               $ 0             $   528,199
Growth and Income              $ 316,304           $ 132,046               $ 0             $ 1,199,284
Strategic Equity               $  32,286           $   5,728               $ 0             $    42,836
Equity Value                   $ 195,066           $  64,007               $ 0             $   879,215
Equity Growth                  $ 927,240           $ 343,577               $ 0             $ 2,389,600
Growth Fund II                 $  25,782           $   5,529               $ 0             $    41,273
International Equity           $ 260,097           $  32,216               $ 0             $   291,899
Pan Asia                       $     691           $      16               $ 0             $       568
Small Cap Value                $ 136,858           $   9,702               $ 0             $   306,258
Small Company Equity           $ 108,282           $  33,555               $ 0             $   433,712
Large Cap Value                $  27,583(4)        $  26,314               $ 0             $   258,582
Large Cap Growth               $  44,001(4)        $  41,771               $ 0             $   304,560


----------
(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.

(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.
(3) Represents payments made under the Shareholder Services Plan, Distribution Plan and/or Distribution and Services Plan during the fiscal year ended October 31, 2001, which includes fees accrued in the fiscal year ended October 31, 2000, which were paid in 2001 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).
(4) For the period from August 27, 2001 through October 31, 2001.

                                    AUDITORS


      Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02116, currently serve as auditors for Galaxy. The financial highlights for the respective Funds included in the Prospectuses and the information for the Funds contained in the Annual Report for the fiscal years ended on or before October 31, 1998 were audited by Galaxy's former auditors.

      Prior to the Pillar Reorganization, Arthur Andersen LLP, with offices at 1601 Market Street, Philadelphia, Pennsylvania 19103, served as independent auditors for the Predecessor Pillar Funds. The financial highlights for the Predecessor Pillar Funds for each of the fiscal years or periods ended on or before December 31, 2000 have been audited by Arthur Andersen LLP.

      Prior to the Boston 1784 Reorganization, PricewaterhouseCoopers LLP, with offices at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, served as independent accountants for the Predecessor Boston 1784 Fund. The financial highlights for the Predecessor Boston 1784 Fund for the fiscal years or periods ended on or before May 31, 2000 have been audited by PricewaterhouseCoopers LLP.


                                     COUNSEL

      Drinker Biddle & Reath LLP (of which W. Bruce McConnel, Secretary of Galaxy, is a partner), One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy and will pass upon certain legal matters on its behalf.

                                 CODES OF ETHICS

      Galaxy, Fleet, Oechsle and UOBGC have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to the particular Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

                        PERFORMANCE AND YIELD INFORMATION

      Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

      The Funds' 30-day (or one month) standard yields are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                 YIELD = 2[(a-b)/cd +1 )6 - 1]

Where:     a =   dividends and interest earned by a Fund during the period;

           b =   expenses accrued for the period (net of reimbursements);

           c =   average daily number of shares outstanding during the period entitled to receive dividends; and

           d =   maximum offering price per share on the last day of the period.

      For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

      With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.


      Each Fund that advertises its "average annual total return (before taxes)" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                              T = [(ERV/P) - 1]1/n

      Where:  T =    average annual total return;

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

      P =   hypothetical initial payment of $1,000; and

      n =   period covered by the computation, expressed in years.

      Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. Aggregate total returns do not reflect the effect of taxes paid by shareholders on Fund distributions or redemption of Fund shares. The formula for calculating aggregate total return is as follows:

Aggregate Total Return =   [(ERV/P) - l]

      The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' Retail Shares average annual total return (before taxes) and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A Shares or redemptions of Retail B Shares, as the case may be.

      The aggregate total returns for Retail A Shares, Retail B Shares and Trust Shares (as applicable) of the Funds from the date of initial public offering to October 31, 2001 are set forth below:


FUND                             RETAIL A(1)      RETAIL B         TRUST
----                             -----------      --------         -----

Asset Allocation                   115.43%(2)       43.58%(3)     131.89%(2)
Equity Income                      189.53%(4)       -2.97%*       216.93%(4)
Growth and Income                  140.53%(5)        7.40%(3)     161.63%(6)
Strategic Equity(7)                 12.47%          12.90%         21.40%
Equity Value                       312.01%(8)       63.97%(3)     349.17%(8)
Equity Growth                      236.66%(4)       62.51%(3)     267.78%(4)
Growth Fund II                     -29.12%(11)     -28.13%(11)     76.95%(10)
International Equity                53.97%(2)      -19.69%*        69.81%(2)
Pan Asia(9)                        -39.67%         -39.10%        -30.63%
Small Cap Value                    196.37%(5)       37.76%*       223.76%(6)
Small Company Equity               125.78%(2)       28.01%(3)     147.82%(2)
Large Cap Value                    128.22%(12)      16.26%(13)    148.47%(14)
Large Cap Growth                    23.47%(15)      20.23%(16)     33.01%(17)


----------

 * For the period from November 1, 1998 (initial public offering date) through October 31, 2001.
(1) On September 7, 1995, Retail Shares of the Funds were redesignated "Retail A Shares."
(2) For the period from December 30, 1991 (initial public offering date) through October 31, 2001.
(3) For the period from March 4, 1996 (initial public offering date) through October 31, 2001.
(4) For the period from December 14, 1990 (initial public offering date) through October 31, 2001.
(5) For the period from February 12, 1993 through October 31, 2001. The Predecessor Growth and Income Fund and Predecessor Small Cap Value Fund began offering Investment Shares, which were similar to Retail A Shares, on February 13, 1993.
(6) For the period from December 14, 1992 (initial public offering date) through October 31, 2001. The Predecessor Growth and Income Fund and Predecessor Small Cap Value Fund commenced operations on December 14, 1992, and initially offered Trust Shares, which were similar to Galaxy Trust Shares.
(7) For the period from March 4, 1998 (initial public offering date) through October 31, 2001.
(8) For the period from September 1, 1988 (initial public offering date) through October 31, 2001.
(9) For the period from September 1, 2000 (initial public offering date) through October 31, 2001.
(10) For the period from March 28, 1996 (initial public offering date) through October 31, 2001. The Predecessor Growth Fund commenced operations on March 28, 1996 and initially offered Shares, which were similar to Galaxy Trust Shares.
(11) For the period from June 26, 2000 (initial public offering date) through October 31, 2001
(12) For the period from April 1, 1992 (initial public offering date) through October 31, 2001.
(13) For the period from May 12, 1997 (initial public offering date) through October 31, 2001.
(14) For the period from April 1, 1992 (initial public offering date) through October 31, 2001. The Predecessor Large Cap Value Fund offered Class I Shares which were similar to Galaxy Trust Shares.
(15) For the period from February 3, 1997 (initial public offering date) through October 31, 2001.
(16) For the period from May 21, 1997 (initial public offering date) through October 31, 2001.
(17) For the period from January 1, 1997 (initial public offering date) through October 31, 2001. The Predecessor Large Cap Growth Fund offered Class I Shares which were similar to Galaxy Trust Shares.

      The average annual total returns (before taxes) for Retail A Shares, Retail B Shares and Trust Shares of the Funds for the one-year, five-year and ten-year periods (as applicable) ended October 31, 2001 are as set forth below:

                                  RETAIL A                    RETAIL B                         TRUST
                          ONE-      FIVE-     TEN-    ONE-      FIVE-       TEN-     ONE-      FIVE-      TEN-
FUND                      YEAR      YEAR     YEARS    YEAR      YEARS      YEARS     YEAR      YEARS     YEARS
----                      ----      ----     -----    ----      -----      -----     ----      -----     ------
Asset Allocation         -13.63%    5.68%      *     -19.70%       *          *     -14.94%    7.14%       *

Equity Income            -19.66%    6.39%    9.61%   -19.06%      **         **     -14.45%    8.10%    10.61%

Growth and Income        -20.33%    7.32%      *     -19.96%       *          *     -15.12%    8.90%       *

Strategic Equity          -6.55%      *        *      -6.46%       *          *      -0.43%      *         *

Equity Value             -15.43%    8.27%   11.36%   -14.61%    8.44%         *      -9.91%    9.94%    12.33%

Equity Growth            -34.56%    8.30%   10.74%   -34.17%       *          *     -30.29%   10.02%    11.72%

Growth Fund II           -34.91%      *        *     -34.53%       *          *     -30.79%    9.33%       *

International Equity     -37.20%    1.01%      *     -36.81%      **         **     -33.00%    2.76%       *

Pan Asia                 -36.12%      *        *     -36.02%       *          *     -19.10%      *         *

Small Cap Value            6.18%   11.44%      *       6.87%      **         **      13.19%   13.25%       *

Small Company Equity     -21.81%    1.84%      *     -21.05%    1.97%         *     -16.63%    3.51%       *

Large Cap Value          -29.96%    6.08%      *     -29.76%       *          *     -25.49%    7.66%       *

Large Cap Growth         -45.37%      *        *     -45.07%       *          *     -41.84%      *         *


----------
 *  Not offered during the full period.
 ** The Equity Income, International Equity and Small Cap Value Funds did not offer Retail B Shares until November 1, 1998.

      The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are included in the Prospectuses.

      "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

      "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

PERFORMANCE REPORTING

      From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500 Index, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International Index or the FT World Actuaries Index and the performance of the Small Company Equity Fund and Small Cap Value Fund may be compared to the NASDAQ Composite Index, an unmanaged index of over-the-counter stock prices.

      Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL AND THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares of the Funds, as applicable.

      The standard yield is computed as described above. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

      The Funds may also advertise their performance using "average annual total return (before taxes)" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period and are calculated as described above. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load for Retail A Shares of the Funds and the applicable contingent deferred sales charge for Retail B Shares of the Funds and assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

      The Funds may also advertise total return data without reflecting the sales charges imposed on the purchase of Retail A Shares or the redemption of Retail B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

      The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

      The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

      As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

      Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

      A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

      As of February 5, 2002, the name, address and percentage ownership of the entities or persons that held of record or beneficially 5% or more of the outstanding shares of each class of Galaxy's investment portfolios were as follows:



                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank              97.94%
      P.O. Box 92800
      Rochester, NY  14692-8900

TAX-EXEMPT MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank              94.09%
      P.O. Box 92800
      Rochester, NY  14692-8900

GOVERNMENT MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank              96.42%
      P.O. Box 92800
      Rochester, NY  14692-8900

U.S. TREASURY MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank              94.49%
      P.O. Box 92800
      Rochester, NY  14692-8900

INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank              93.06%
      P.O. Box 92800
      Rochester, NY  14692-8900

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
      RETAIL A SHARES
      Fleet National Bank              35.92%
      P.O. Box 92800
      Rochester, NY  14692-8900

      U.S. Clearing A Division of Fleet
      Securities Inc.                  26.40%
      26 Broadway
      New York, NY  10004-1703

CONNECTICUT MUNICIPAL MONEY MARKET FUND
      RETAIL A SHARES
      Fleet National Bank              49.46%
      P.O. Box 92800
      Rochester, NY  14692-8900

INSTITUTIONAL TREASURY MONEY MARKET FUND
      CLASS I SHARES
      Fleet National Bank              16.57%
      P.O. Box 92800
      Rochester, NY  14692-8900

      Bob & Co.                        12.99%
      Treasury Attn: A.J. Ferullo
      100 Federal Street
      Mailstop MADE10013E
      Boston, MA  02110-1802

      Fleet Bank Omnibus               67.09%
      20 Church Street, 8th Floor
      Mailstop CT/EH/40608F
      CAS Operations
      Hartford, CT  06103

                                       110

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

      CLASS II SHARES
      FIM Funding, Inc.               100.00%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02110

      CLASS III SHARES
      Bob & Co.                        97.33%
      Treasury Attn: A.J. Ferullo
      100 Federal Street
      Mailstop MADE10013E
      Boston, MA  02110-1802

INSTITUTIONAL PRIME MONEY MARKET FUND
      CLASS I SHARES
      Fleet National Bank              62.64%
      P.O. Box 92800
      Rochester, NY 14692-8900

      U.S. Clearing Corp.               8.53%
      26 Broadway
      New York, NY  10004-1703

      Bob & Co.                        21.30%
      Treasury Attn: A.J. Ferullo
      100 Federal Street
      Mailstop MADE10013E
      Boston, MA  02110-1802

      PFPC Inc.                         5.64%
      As Agent for the Benefit of TA Clients
      Kim Croston Auth. Officer
      4400 Computer Drive
      Westboro, MA  01581

      CLASS II SHARES
      FIM Funding, Inc.               100.00%
      Attn: Glen Martin
      150 Federal Street
      4th Floor
      Boston, MA  02110

      CLASS III SHARES
      FIM Funding, Inc.                10.69%
      Attn: Glen Martin
      150 Federal Street
      4th Floor
      Boston, MA  02110

      Bob & Co.                        89.31%
      Treasury Attn: A.J. Ferullo
      100 Federal Street
      Mailstop MADE10013E
      Boston, MA  02110-1802

EQUITY VALUE FUND
      TRUST SHARES
      Gales & Co.                      28.79%
      Fleet Investment Services
      Mutual Funds Unit- NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                      21.39%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                      24.17%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Amvescap National Trust
      Company                          5.44%
      Agent for Fleet National Bank FBO
      Leviton Manufacturing Savings Plan
      P.O. Box 4054
      Concord, CA  94524

                                       111

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

EQUITY GROWTH FUND
      TRUST SHARES
      Gales & Co.                      52.09%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                      18.81%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                      17.41%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.               6.83%
      FBO 104-32732-16
      Hilda Brandt
      Roland Park Place
      830 W. 40th Street Apt. 359
      Baltimore, MD  21211-2176

      NH Bragg & Sons                  89.34%
      401(K) Profit Sharing Plan
      Lawrence S. Cronkite & John Bragg TTEES
      92 Perry Road
      P.O. Box 927
      Bangor, ME  04402-0927

      PRIME B SHARES
      U.S. Clearing Corp.              19.54%
      FBO 111-98315-17
      Thomas J. Bernfeld
      185 West End Avenue, Apt. 21D
      New York, NY  10023-5548

      U.S. Clearing Corp.              12.26%
      FBO 150-90636-14
      Lynn C. Sherrie
      245 Lake Street
      Wilson, NY  14172-9659

      U.S. Clearing Corp.              10.58%
      FBO 221-00085-18
      Walter M. Swiecicki & Cathleen
      Swiecicki
      JT WROS
      119 Old Beekman Road
      Monmouth Junction,  NJ 08852-3114

      U.S. Clearing Corp.               5.81%
      FBO 195-90734-10
      W.P. Fleming
      66500 E. 253 Road
      Grove, OK  74344-6163

      U.S. Clearing Corp.               5.71%
      FBO 131-98122-18
      Elaine B. Odessa
      9 Newman Road
      Pawtucket, RI  02860-6183

      U.S. Clearing Corp.              12.63%
      FBO 166-31108-21
      Frank Catanho, Trustee of the Frank
      Catanho
      1996 Trust - Dated 10/22/96
      22315 Main Street
      Hayward, NY  94541-4006

GROWTH FUND II
      TRUST SHARES
      Gales & Co.                      18.32%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

                                       112

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

      Gales & Co.                     13.31%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     58.71%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

  EQUITY INCOME FUND
      TRUST SHARES
      Gales & Co.                     58.08%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     22.51%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     14.86%
      Fleet Investment Services
      Mutual Funds Unit- NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

INTERNATIONAL EQUITY FUND
      TRUST SHARES
      Gales & Co.                     23.92%
      Fleet Investment Services
      Mutual Funds Unit- NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     31.38%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     35.53%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             76.73%
      FBO 125-98055-11
      Albert F. Twanmo
      6508 81st Street
      Cabin John, MD  20818-1203

      U.S. Clearing Corp.             14.11%
      FBO 136-99157-13
      Jon-Paul Dadaian
      178 Clarken Drive
      West Orange, NJ  07052-3441

      U.S. Clearing Corp.              8.76%
      FBO 200-80589-15
      Mark A Rydell
      Quick & Reilly 401k Plan
      40 Bethesda Park Circle
      Boynton Beach, FL  33435-6613

      PRIME B SHARES
      U.S. Clearing Corp.             72.44%
      FBO 102-59241-17
      Church & Friary of St. Francis of Assisi
      c/o Fr. Peter Brophy, OFM
      135 West 31st Street
      New York, NY  10001-3405

                                       113

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

      U.S. Clearing Corp.              5.35%
      FBO 195-90025-13
      Guido Guinasso
      418 College Avenue
      San Francisco, CA  94112-1114

GROWTH & INCOME FUND
      TRUST SHARES
      Gales & Co.                     56.96%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     32.78%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             59.43%
      FBO 113-27816-16
      Pamela M. Fein
      68 Oak Ridge Drive
      Bethany, CT  06524-3118

      U.S. Clearing Corp.             17.98%
      FBO 175-97327-10
      Margaret Ann Gillenwater
      2525 E. Prince Road #23
      Tucson, AZ  85716-1146

      U.S. Clearing Corp.              6.14%
      FBO 114-97798-19
      Dona Schneid
      7909 Venture Center Way #9104
      Boynton Beach, FL  33437-7412

      U.S. Clearing Corp.              8.83%
      FBO 134-93669-12
      Krzysztof Mizura
      26 Perron Road
      Plainville, CT  06062-1100

      PRIME B SHARES
      U.S. Clearing Corp.             29.63%
      FBO 147-97497-13
      Martin Allen Sante
      8858 Moanalua Way
      Diamondhead, MS  39525-3760

      U.S. Clearing Corp.             17.37%
      FBO 103-31744-16
      Irwin Luftig & Elaine Luftig
      6119 Bear Creek Ct.
      Lake Worth, FL  33467-6812

      U.S. Clearing Corp.             16.62%
      FBO 148-28677-18
      Linda M Berke &
      Michael E. Berke JT TEN
      30941 Westwood Road
      Farmington Hills, MI  48331-1466

      U.S. Clearing Corp.             16.21%
      FBO 147-29019-15
      Walter W. Quan
      2617 Skyline Drive
      Lorain, OH  44053-2243

      U.S. Clearing Corp.              6.21%
      FBO 013-90166-12
      Florence G. St. Onge
      34 Cedar Lane
      Warren, RI  02885-2236

                                       114

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

ASSET ALLOCATION FUND
      TRUST SHARES
      Gales & Co.                     48.98%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                      6.80%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             10.96%
      FBO 155-98529-16
      Frederick B. Galt
      616 Vanderlyn Lane
      Slingerlands, NY  12159-9543

      U.S. Clearing Corp.             20.40%
      FBO 175-97327-10
      Margaret Ann Gillenwater
      2525 E. Prince Road #23
      Tucson, AZ  85716-1146

      U.S. Clearing Corp.             31.50%
      FBO 194-97099-17
      James K. Winter
      2523 Greenridge Drive
      Belden, MS  38826-9530

      U.S. Clearing Corp.              7.88%
      FBO 108-98907-17
      Linda Lecessi-Karp
      141 Norwood Avenue
      Malverne, NY  11565-1422

      U.S. Clearing Corp.              6.29%
      FBO 170-02634-19
      Albert Roselli &
      Arlene Roselli JT TEN
      57 Deerpath Lane
      Westfield, MA  01085-1133

      U.S. Clearing Corp.             11.79%
      FBO 170-02647-14
      Frederick J. Roselli &
      Carol A. Roselli JT TEN
      585 North Westfield Street
      Feeding Hills, MA  01030-1217

      U.S. Clearing Corp.              6.95%
      FBO 145-90771-19
      IRA Rollover
      Nicole A. Zielske
      1914 Grayson Ridge Ct.
      Chesterfield, MO  63017-8740

      PRIME B SHARES
      U.S. Clearing Corp.             12.16%
      FBO 138-97818-14
      Carol Y. Foster
      20270 NE Marie Avenue
      Blountstown, FL  32424-1273

      U.S. Clearing Corp.             11.87%
      FBO 102-92974-11
      Ann E. Csernica
      8 Hunter Court
      Egg Harbor Twp., NJ  08234-7390

      U.S. Clearing Corp.              7.91%
      FBO 166-98559-16
      Ann P. Sargent
      422 Los Encinos Avenue
      San Jose, CA  95134-1336

                                       115

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

      U.S. Clearing Corp.              7.68%
      FBO 166-97970-19
      Alicia E. Schober
      10139 Ridgeway Drive
      Cupertino, CA  95014-2658

      U.S. Clearing Corp.              7.05%
      FBO 181-01324-13
      Paul R. Thornton & Karin
      Z. Thornton JT TEN
      1207 Oak Glen Lane
      Sugar Land, TX  77479-6175

      U.S. Clearing Corp.              5.85%
      FBO 013-00189-14
      David Paquin &
      Susan Paquin JT TEN
      Attn: Paul D. Nunes VP
      110 Westminister St. RI/MO/F02G
      Providence, RI  02903-2318

      SMALL COMPANY EQUITY FUND
      TRUST SHARES
      Gales & Co.                     50.00%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      Gales & Co.                     27.05%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      Gales & Co.                     11.02%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      SMALL CAP VALUE FUND
      TRUST SHARES
      Gales & Co.                     36.42%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     33.50%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     21.22%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             49.11%
      FBO 104-32732-16
      Hilda Brandt
      Roland Park Place
      830 W. 40th Street, Apt. 359
      Baltimore, MD  21211-2176

      U.S. Clearing Corp.             16.39%
      FBO 103-97564-14
      IRA Rollover Account
      Thomas X McKenna
      170 Turtle Creek
      Drive Tequesta, FL 33469-1547

      U.S. Clearing Corp.             15.12%
      FBO 103-31296-18
      Edward U. Roddy III
      109 Angler Avenue
      Palm Beach, FL  33480-3101

                                       116

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

      PRIME B SHARES
      U.S. Clearing Corp.             12.99%
      FBO 111-98315-17
      Thomas J. Bernfeld
      185 West End Avenue, Apt. 21D
      New York, NY  10023-5548

      U.S. Clearing Corp.              6.85%
      FBO 233-97395-15
      Rufus O. Eddins
      360 Dominion Circle
      Knoxville, TN  37922-2750

      U.S. Clearing Corp.              6.01%
      FBO 138-30212-17
      Virginia Godenrath T.O.D.
      Robert Godenrath
      5925 Shore Boulevard South #104
      Gulfport, FL  33707-5904

      U.S. Clearing Corp.              5.24%
      FBO 108-98907-17
      Linda Lecessi-Karp
      141 Norwood Avenue
      Malverne, NY  11565-1422

      U.S. Clearing Corp.              6.58%
      FBO 221-97250-13
      Michael A. Veschi
      106 Exmoor Court
      Leesburg, VA  20176-2049

      U.S. Clearing Corp.              8.80%
      FBO 107-30623-23
      Andrejs Zvejnieks
      2337 Christopher Walk
      Atlanta, GA  30327-1110

      U.S. Clearing Corp.              9.63%
      FBO 134-955935-15
      Reenee L. Mayne
      285 Redwood Road
      Manchester, CT  06040-6333

      STRATEGIC EQUITY FUND
      TRUST SHARES
      Gales & Co.                     30.06%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     52.42%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     16.99%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      FIM Funding, Inc.               98.42%
      Attn:  Glen Martin
      150 Federal Street 4th Floor
      Boston, MA  02109

      RETAIL A SHARES
      Fleet Bank, N.A.                 8.08%
      Cust For The IRA Plan FBO
      Susan A. Bird
      30 Lafayette Avenue
      Somerset, NJ  08873-2556

                                       117

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

      Striplin Family Trust            5.44%
      Dave Striplin & Kristen Striplin JT
      WROS PDAA
      U/T/A DTD 1-22-2001
      1705 Vista Del Monte
      Auburn, CA  95603-6104

      US Clearing Corp.                6.27%
      FBO 210-00116-14
      Anthony P. Verrico & Antonia Verrico
      JT/TEN
      32 Susan Drive
      Saugus, MA  01906-1238

      US Clearing Corp.               39.22%
      FBO 230-05564-18
      Adelaide Donohue & Matthew
      Donohue JT/TEN
      42 Oceanview Drive
      Southhampton, NY  11968-4216

      RETAIL B SHARES
      FIM Funding, Inc.               11.83%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02109

      US Clearing Corp.               12.42%
      FBO 245-01434-13
      Anthony M. Savoy
      103 Oak Street
      Indian Orchard, MA  01151-1538

      US Clearing Corp.               28.33%
      FBO 245-94856-17
      Daniel Coletti
      465 Lexington Street
      Waltham, MA  02452

      US Clearing Corp.               11.83%
      FBO 108-04359-18
      Raheem Horton
      115 W. Fulton Avenue
      Roosevelt, NY  11575-2026

      US Clearing Corp.               33.95%
      FBO 134-08957-11
      Sergio M. Sevillano &
      Lourdes Colon JT/TEN
      23 Fairwood Farms Road
      West Hartford, CT  06107-3502

      PRIME A SHARES
      FIM Funding, Inc.               99.61%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02109

      PRIME B SHARES
      FIM Funding, Inc.               99.61%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02109

      LARGE CAP VALUE FUND
      TRUST SHARES
      Fleet National Bank             21.26%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      Fleet National Bank             62.73%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      BISYS BD Services Inc.           5.66%
      Fleet Conversion
      P.O. Box 4054
      Concord, CA  94524

                                       118

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

      LARGE CAP GROWTH FUND
      TRUST SHARES
      Fleet National Bank             15.02%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      Fleet National Bank             74.90%
      Attn:  Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      BISYS BD Services Inc.           5.53%
      Fleet Conversion
      P.O. Box 4054
      Concord, CA  94524

      RETAIL A SHARES
      U.S. Clearing Corp.              7.59%
      FBO 236-91311-11
      C/F Peter J. Peff IRA
      PMB 413
      1151 Aquidneck Avenue
      Middletown, RI  02842-5255

      INTERMEDIATE GOVERNMENT INCOME FUND
      TRUST SHARES
      Gales & Co.                     55.93%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     26.79%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     13.41%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      U.S. Clearing Corp.              5.03%
      FBO 209-90200-14
      Joel S. Corriveau
      28 Louise Avenue
      Methuen, MA  01844-3537

      HIGH QUALITY BOND FUND
      TRUST SHARES
      Gales & Co.                     28.05%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     19.60%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     45.19%
      Fleet Investment Services
      Mutual Funds Unit- NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             16.45%
      FBO 103-30971-12
      Doris G. Schack
      FBO- Doris G. Schack Living Trust
      9161 East Evans
      Scottsdale, AZ  85260-7575

                                       119

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

      U.S. Clearing Corp.             43.83%
      FBO 132-90090-11
      IRA Rollover
      Virginia Holmes
      207 Adams Street
      Ithaca, NY  14850-3514

      U.S. Clearing Corp.              8.01%
      FBO 013-02964-11
      Jane L. Grayhurst
      770 Boylston St., Apt. 10G
      Boston, MA  02199-7709

      US Clearing Corp.               31.59%
      FBO 246-90802-18
      Ratimir Pavesic
      65 East India Row Apt. 26G
      Boston, MA  02110-3388

      PRIME B SHARES
      U.S. Clearing Corp.             12.30%
      FBO 119-97697-10
      Ira Zornberg
      4219 Nautilus Avenue
      Brooklyn, NY  11224-1019

      U.S. Clearing Corp.             11.15%
      FBO 147-24459-13
      Jay Robert Klein
      26800 Amhearst Circle #209
      Cleveland, OH  44122-7572

      U.S. Clearing Corp.             14.41%
      FBO 230-02116-18
      Marjorie Dion
      301 Raimond Street
      Yaphank, NY  11980-9725

      U.S. Clearing Corp.              7.85%
      FBO 157-98031-13
      Patricia Fusco
      112 E. Chapel Avenue
      Cherry Hill, NJ  08034-1204

      U.S. Clearing Corp.              6.51%
      FBO 119-11589-12
      Hilja Schein
      264 East 211 Street, Apt. 2D
      Bronx, NY  10467-1528

      U.S. Clearing Corp.             10.72%
      FBO 131-07457-14
      U/A/D 1/29/99
      Petrella Fam Rev Trust #3
      John Petrella Trustee
      39 Cydot Drive
      North Kingstown, RI  02852-5611

      U.S. Clearing Corp.             10.72%
      FBO 131-07459-12
      U/A/D 1/29/99
      Petrella Fam Rev Trust #2
      John Petrella Trustee
      39 Cydot Drive
      North Kingstown, RI  02852-5611

      U.S. Clearing Corp.              5.81%
      FBO 238-97175-19
      Marie Goftfried
      Rollover IRA Account
      6411 Grand Cypress Circle
      Lake North, FL  33463-7363

SHORT-TERM BOND FUND
      Gales & Co.                     22.83%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

                                       120

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

      Gales & Co.                     38.30%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     32.51%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      Chelsea Police Relief Assoc.     9.01%
      John R. Phillips Treas. &
      Michael McCona Clerk
      180 Crescent Avenue
      Chelsea, MA  02150-3017

      US Clearing Corp.                5.90%
      FBO 236-92074-16
      Willie M. Moye Sr.
      268 Mount Prospect Avenue
      Newark, NJ  07104-2008

TAX-EXEMPT BOND FUND
      TRUST SHARES
      Gales & Co.                     32.36%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     26.76%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     39.05%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      Sylvia Fendler                  13.36%
      72 Brinkerhoff Avenue
      Stamford, CT  06905

      U.S. Clearing Corp.              5.95%
      FBO 978-02869-11
      Carol Guy
      Ali E. Guy
      14 Thomas Street
      Scarsdale, NY  10583-1031

      U.S. Clearing Corp.              5.28%
      FBO 245-07280-15
      Alan Landman
      Box 2339
      Providence, RI  02906-0339

      FISERV Securities Inc.           5.01%
      FAO 13875955
      Attn: Mutual Funds
      One Commerce Square
      2005 Market Street, Suite 1200
      Philadelphia, PA  19103

      FISERV Securities Inc.           6.55%
      FAO 13878082
      Attn: Mutual Funds
      One Commerce Square
      2005 Market Street, Suite 1200
      Philadelphia, PA  19103

                                       121

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

INTERMEDIATE TAX-EXEMPT BOND FUND
      TRUST SHARES
      Gales & Co.                     10.91%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     85.01%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL A SHARES
      Richard F. Messing               7.12%
      3310 South Ocean Boulevard
      Apt. 532
      Highland Beach, FL  33487

      Charles Schwab & Co. Inc.       31.61%
      Attn: Mutual Funds
      101 Montgomery Street
      San Francisco, CA  94094-4122

      RETAIL B SHARES
      FIM Funding, Inc.               36.53%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02109

      Fleet Bank NA                   32.94%
      Cust of the IRA
      FBO Michael R. Gaulin
      78 St. Joseph St. Unit 7
      Woonsocket, RI  02895

      U.S. Clearing Corp.             30.53%
      FBO 597-06940-13
      Cenelia Perez
      201 Central Avenue
      Englewood, NJ  07631-2214

CONNECTICUT MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.
      Fleet Investment Services       75.95%
      Mutual Funds Unit -
      NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     23.90%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL A SHARES
      U.S. Clearing Corp.              7.33%
      FBO 134-08973-29
      Marquis Restitution Fund
      Charles D. Gersten Trustee
      216 Main Street
      Hartford, NY  06106-1817

      RETAIL B SHARES
      U.S. Clearing Corp.              6.36%
      FBO 245-06995-13
      Hans Hoffmann & Janice Hoffman
      36 Leeway
      Madison, CT  06443-2823

      U.S. Clearing Corp.              6.18%
      FBO 113-05954-14
      Darlene Kirychuk-Francis
      425 North Main Street
      Wallingford, CT  06492-3210

      U.S. Clearing Corp.             12.35%
      FBO 142-04560-12
      Zivko Blude
      60 Colonial Drive
      Stratford, CT  06614-2226

                                       122

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

      U.S. Clearing Corp.             14.35%
      FBO 142-04599-17
      Anthony Fiorello II & L. Ruth Fiorello
      20 Red Fox Road
      Stratford, CT  06614-2239

      U.S. Clearing Corp.             40.16%
      FBO 142-04600-14
      Richard L. Massey
      261 Pomperaug Woods
      Southbury, CT  06483-3501

CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                      5.62%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      Gales & Co.                     20.60%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      SEI Trust Company                5.62%
      c/o Webster TR CO
      Attn:  Mutual Fund Administrator
      One Freedom Valley Dr.
      Oaks, PA  19456

      RETAIL A SHARES
      Charles Schwab & Co.            22.96%
      Attn: Mutual Funds
      101 Montgomery Street
      San Francisco, CA  94104-4122

      Kelly F. Shackelford             5.96%
      P.O. Box 672
      New Canaan, CT  06840-0672

      RETAIL B SHARES
      U.S. Clearing Corp.             95.45%
      FBO 221-08330-14
      Cara Pressman
      59 Tilia Court
      Hamilton, NJ  08690-3344

FLORIDA MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     74.00%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     25.10%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

MASSACHUSETTS MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     55.85%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     42.44%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      U.S. Clearing Corp.             73.31%
      FBO 245-09436-14
      Thomas M. Apone
      64 Jacqueline Road #4
      Waltham, MA  02452-4973

                                       123

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

      U.S. Clearing Corp.              7.38%
      FBO 222-00942-19
      Gary P. McGrath & Amy J. McGrath
      JT/TEN
      9 Baldwin Road
      Westford, MA  01886-2063

      U.S. Clearing Corp.             11.81%
      FBO 222-00960-16
      John W. Carroll & Carole A. Carroll
      JT/TEN
      14 Ames Street
      Pepperell, MA  01463

MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     76.78%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     22.84%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      U.S. Clearing Corp.              9.82%
      FBO 210-00232-013
      Kathleen McLaughlin
      370 Charles River Road
      Watertown, MA  02472-2738

      U.S. Clearing Corp.             21.37%
      FBO 136-35267-14
      Margaret A. Geraghty
      253 Needham Street
      Dedham, MA  02026-7018

      U.S. Clearing Corp.              7.12%
      FBO 222-00665-14
      Michael Ashmore & Ann M. Evans-
      Ashmore JT/TEN
      345 Sargent Road
      Boxborough, MA  01719-1203

      U.S. Clearing Corp.             19.05%
      FBO 222-00850-19
      Edwin M. Leung & Daphne Y. Chu JT/TEN
      15 Canterbury Lane
      Groton, MA  01450-4242

CORPORATE BOND FUND
      TRUST SHARES
      Gales & Co.                     24.13%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     42.54%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     25.25%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

RHODE ISLAND MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     78.29%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

                                       124

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

      Gales & Co.                     21.06%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL A SHARES
      Gales & Co.                     33.74%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     16.61%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      James R. McCulloch               5.96%
      c/o Microfibre
      P.O. Box 1208
      Pawtucket, RI  02862-1208

      RETAIL B SHARES
      U.S. Clearing Corp.             35.82%
      FBO 247-00404-17
      Phyllis J. Silverstein
      28 Kennedy Blvd.
      Lincoln, RI  02865-3602

      U.S. Clearing Corp.             10.14%
      FBO 247-00732-10
      Jose A Severino
      22 Set-N-Sun Drive
      Hope, RI  02831-1830

      U.S. Clearing Corp.             10.12%
      FBO 131-08123-16
      Anastasia Tsonos
      12 Nevada Avenue
      Rumford, RI  02916-2407

      U.S. Clearing Corp.             25.36%
      FBO 247-00882-18
      Lillian M. Crepeau
      16 Wagon Road
      Cumberland, RI  02864

      U.S. Clearing Corp.             14.95%
      FBO 131-07752-16
      Dina N. Cote
      20 Taber Avenue
      Providence, RI  02906-4111

NEW YORK MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     63.23%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     31.23%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      U.S. Clearing Corp.             31.43%
      FBO 978-00592-19
      Michelina Pezzulo
      Joseph Pezzulo
      249 Crescent Place
      Yonkers,  NY 10704-1628

      U.S. Clearing Corp.             41.68%
      FBO 245-01932-10
      Robert A. Miller
      130 Greenwood Street
      Canisteo, NY  14823-1234

                                       125

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

      U.S. Clearing Corp.              8.26%
      FBO 116-02797-15
      Michael F. Mucia
      222 Manitan Road
      Cayuga, NY  13034-4117

NEW JERSEY MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     37.08%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     52.19%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                      8.44%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL A SHARES
      U.S. Clearing Corp.             15.13%
      FBO 979-10688-11
      John J. Delucca
      314 Ardmore Road
      Ho Ho Kus, NJ  07423-1110

      U.S. Clearing Corp.              9.45%
      FBO 979-14430-14
      John R. Wright & Maria N. Wright
      JTTEN
      706 Princeton Kingston Road
      Princeton, NJ  08540-4124

      RETAIL B SHARES
      FIM Funding, Inc.               14.57%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02110

      U.S. Clearing Corp.             36.40%
      FBO 597-09005-19
      Chaia-Lin Sung Lee & Diana S. Lee
      JT/TEN
      P.O. Box 291
      Tenafly, NJ  07670-0291

      U.S. Clearing Corp.             49.02%
      FBO 597-09212-18
      Antoun Khouri
      T.O.D. Marie Shaleesh
      358 Mountain Road
      Englewood, NJ  07631-3727

PENNSYLVANIA MUNICIPAL BOND FUND
      TRUST SHARES
      Fleet National Bank             45.40%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      Fleet National Bank             36.62%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      Northeast Pennsylvania
      Trust Co.                        6.55%
      William C. Kringe
      Rhoda Lescowitch & Joanne Yachera
      Auth Officers
      31 W. Broad Street
      Hazelton, PA  18201-6407

                                       126

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

      SEI Private Trust Co.             8.13%
      c/o Philadelphia Trust Co.
      Attn: Mutual Fund Administrator
      1 Freedom Valley Dr.
      Oaks, PA  19456

      PRIME RESERVES
      U.S. Clearing Corp.             100.00%
      26 Broadway
      New York, NY  10004-1703

      GOVERNMENT RESERVES
      U.S. Clearing Corp.             100.00%
      26 Broadway
      New York, NY  10004-1703

      TAX-EXEMPT RESERVES
      U.S. Clearing Corp.             100.00%
      26 Broadway
      New York, NY  10004-1703

      As of February 5, 2002, the name, address and percentage ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Trust Shares (Class I Shares of the Institutional Money Market, Institutional Treasury Money Market and Institutional Government Money Market Funds) of each of Galaxy's investment portfolios were as follows:



                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

MONEY MARKET FUND
      Stable Asset Fund
      c/o Norstar Trust Company
      Gales & Co.
      159 East Main
      Rochester, NY 14638              6.37%

GOVERNMENT MONEY MARKET FUND
      AMS Trust Account
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638              6.09%

U.S. TREASURY MONEY MARKET FUND
      Loring Walcott Client Sweep Acct
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             19.34%

EQUITY GROWTH FUND
      Fleet Savings Plus-Equity Growth
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             22.45%

      Nusco Retiree Health VEBA Trust
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638              6.97%

INTERNATIONAL EQUITY FUND
      Fleet Savings Plus-Intl Equity
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             12.03%

STRATEGIC EQUITY FUND
      Perstorp Retirement Trust
      c/o Fleet Financial Group
      159 East Main
      Rochester, NY 14638             14.69%

HIGH QUALITY BOND FUND
      Fleet Savings Plus Plan -HQ Bond
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             13.58%

ASSET ALLOCATION FUND
      Fleet Savings Plus-Asset Allocation
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             30.67%

SMALL COMPANY EQUITY FUND
      Fleet Savings Plus-Small Company
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             39.13%

                                       128

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

TAX-EXEMPT BOND FUND
      Nusco Retiree Health VEBA Trust
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             32.05%

CONNECTICUT MUNICIPAL BOND FUND
      Doris C. Bullock Trust Cust.
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638              5.38%

MASSACHUSETTS MUNICIPAL BOND FUND
      Jeffrey or Gail Press IMA
      c/o  Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638              6.82%

GROWTH & INCOME FUND
     Fleet Savings Plus-Grth Income
     c/o Norstar Trust Co.
     Gales & Co.
     159 East Main
     Rochester, NY 14638              52.09%

SMALL CAP VALUE FUND
      FBF Penison Plan - Misc Assets
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             13.73%

      CVS Inc. 401(K) P/S SCV
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             11.50%

      CVS Inc 401(K) P/S Pln Aggressive
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638              5.37%

INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
      Transwitch Cap Focus Acct
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638              8.24%

      Susan Morse-Hilles Trust
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638              7.80%

      Aeroflex Inc. Cap Focus
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638              6.47%

RHODE ISLAND MUNICIPAL BOND FUND
      CP Pritchard TR GST Non-Exempt
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             12.95%

INSTITUTIONAL MONEY MARKET FUND
      NJ Guarantee
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638              7.28%

                                       129

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------------------------------------

      Liposome I/M
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638              5.26%

      SSC Investments
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638             5.02%

FLORIDA MUNICIPAL BOND FUND
      Michael C Kent Trust Agency
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638            11.83%

      C Pritchard TR B SH LP Hess
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638             5.75%

      William M. Wood Trust
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638             5.49%

PENNSYLVANIA MUNICIPAL BOND FUND
      Morse, William Sr.
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638             5.65%

                              FINANCIAL STATEMENTS

      Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2001 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal years ended October 31, 2001, 2000 and 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The information in the Annual Report for the fiscal years ended on or before October 31, 1998 was audited by Galaxy's former auditors.

      The Annual Report to Shareholders with respect to the Predecessor Pillar Funds for the fiscal year ended December 31, 2000 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Predecessor Pillar Funds included in such Annual Report to Shareholders have been audited by the Predecessor Pillar Funds' independent accountants, Arthur Andersen LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

      The Annual Report to Shareholders with respect to the Predecessor Boston 1784 Fund for the fiscal year ended May 31, 2000 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Predecessor Boston 1784 Fund included in such Annual Report to Shareholders have been audited by the Predecessor Boston 1784 Fund's independent accountants, PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A
                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM CREDIT RATINGS

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


      "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


      "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.

      Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


      "D" - Securities are in actual or imminent payment default.


LONG-TERM CREDIT RATINGS

      The following summarizes the ratings used by Standard & Poor's for long-term issues:


      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


      The following summarizes the ratings used by Moody's for long-term debt:


      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


      "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


      "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


      "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


      PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

      RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            - Positive means that a rating may be raised.
            - Negative means that a rating may be lowered.
            - Stable means that a rating is not likely to change.
            - Developing means a rating may be raised or lowered.
            - N.M. means not meaningful.

MOODY'S

      WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

      WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.


MUNICIPAL NOTE RATINGS


      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


      In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:


      "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

      "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

      As stated above, certain of the Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.    INTEREST RATE FUTURES CONTRACTS

      USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

      DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

      Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

      Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

      A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

      EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

      In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

      Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

      If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

      Example of Futures Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

      For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

      Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

      If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.   MARGIN PAYMENTS

      Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or liquid portfolio securities, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

      There are several risks in connection with the use of futures by the Growth and Income, Strategic Equity and Small Cap Value Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

      Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

      In instances involving the purchase of futures contracts by a Fund, an amount of cash and liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 2002

GALAXY SHORT-TERM BOND FUND
GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
GALAXY HIGH QUALITY BOND FUND

RETAIL A SHARES, RETAIL B SHARES AND
TRUST SHARES

GALAXY CORPORATE BOND FUND

TRUST SHARES

         This Statement of Additional Information is not a prospectus. It relates to the prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses, as well as the Funds' Annual Report to Shareholders dated October 31, 2001 (the "Annual Report"), may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-289-4252

CURRENT PROSPECTUSES

- Prospectus for Retail A Shares and Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds dated February 28, 2002
-    Prospectus for Trust Shares of the Funds dated February 28, 2002


         The audited financial statements included in the Annual Report and the related report of Ernst & Young LLP, The Galaxy Fund's independent auditors, contained in the Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of the Annual Report are incorporated by reference.

                                TABLE OF CONTENTS

                                                                           PAGE

GENERAL INFORMATION                                                           1
DESCRIPTION OF GALAXY AND ITS SHARES                                          1
INVESTMENT STRATEGIES, POLICIES AND RISKS                                     4
   Short-Term Bond Fund                                                       4
   Intermediate Government Income Fund                                        5
   High Quality Bond Fund                                                     6
   Corporate Bond Fund                                                        6
   Special Risk Considerations                                                7
   Foreign Securities                                                         7
   Ratings                                                                    8
   Other Investment Policies and Risk Considerations                          8
   U.S. Government Obligations and Money Market Instruments                   8
   Variable and Floating Rate Obligations                                    10
   Municipal Securities                                                      11
   Stand-by Commitments                                                      13
   Repurchase and Reverse Repurchase Agreements                              13
   Securities Lending                                                        14
   Investment Company Securities                                             14
   Derivative Securities                                                     15
   American, European and Continental Depositary Receipts                    17
   When-Issued, Forward Commitment and Delayed Settlement Transactions       17
   Asset-Backed Securities                                                   18
   Mortgage-Backed Securities                                                19
   Mortgage Dollar Rolls                                                     20
   U.S. Treasury Rolls                                                       21
   Stripped Obligations                                                      21
   Guaranteed Investment Contracts                                           22
   Bank Investment Contracts                                                 22
   Zero Coupon Bonds                                                         22
   Portfolio Turnover                                                        23
INVESTMENT LIMITATIONS                                                       23
VALUATION OF PORTFOLIO SECURITIES                                            26
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                               27
   Purchases of Retail Shares and Trust Shares                               27
   General                                                                   27
   Customers of Institutions                                                 28
   Applicable Sales Charge -- Retail A Shares                                28
   Computation of Offering Price -- Retail A Shares                          30
   Quantity Discounts                                                        30
   Applicable Sales Charge -- Retail B Shares                                33
   Characteristics of Retail A Shares and Retail B Shares                    34
   Factors to Consider When Selecting Retail A Shares or Retail B Shares     35
   Purchases of Trust Shares                                                 36

                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           PAGE

   Other Purchase Information                                                36
   Redemption of Retail A Shares, Retail B Shares and Trust Shares           36
INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES                      37
   Exchange Privilege                                                        37
   Retirement Plans                                                          38
   Automatic Investment Program and Systematic Withdrawal Plan               39
   Payroll Deduction Program                                                 39
   College Investment Program                                                40
   Direct Deposit Program                                                    40
TAXES                                                                        40
Taxation of Certain Financial Instruments                                    41
TRUSTEES AND OFFICERS                                                        42
   Standing Board Committees                                                 44
   Trustee Ownership of Fund Shares                                          44
   Board Compensation                                                        45
   Shareholder and Trustee Liability                                         47
INVESTMENT ADVISER                                                           47
   Annual Board Approval of Investment Advisory Agreement                    49
ADMINISTRATOR                                                                50
CUSTODIAN AND TRANSFER AGENT                                                 51
EXPENSES                                                                     53
PORTFOLIO TRANSACTIONS                                                       53
SHAREHOLDER SERVICES PLAN                                                    54
DISTRIBUTION AND SERVICES PLAN                                               56
DISTRIBUTOR                                                                  58
AUDITORS                                                                     60
COUNSEL                                                                      60
CODES OF ETHICS                                                              60
PERFORMANCE AND YIELD INFORMATION                                            60
   Performance Reporting                                                     65
MISCELLANEOUS                                                                66
FINANCIAL STATEMENTS                                                         88
APPENDIX A                                                                  A-1
APPENDIX B                                                                  B-1

                               GENERAL INFORMATION

         This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses for Trust Shares of the four Funds listed on the cover page and Retail A Shares and Retail B Shares of each of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. The Corporate Bond Fund is authorized to offer Retail A Shares and Trust Shares but currently offers only Trust Shares. The Short-Term Bond, Intermediate Government Income and High Quality Bond Funds also offer Prime A Shares and Prime B Shares, which are described in separate statements of additional information and related prospectuses. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.

         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                      DESCRIPTION OF GALAXY AND ITS SHARES

         The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in forty investment portfolios:
Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund, Florida Municipal Bond Fund and Pennsylvania Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity

Fund and the New York Municipal Money Market Fund had not commenced investment operations.

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class D shares (Trust Shares), Class D - Special Series 1 shares (Retail A Shares), Class D - Special Series 2 shares (Retail B Shares), Class D - Special Series 3 shares, (Prime A Shares) and Class D - Special Series 4 shares (Prime B Shares), each series representing interests in the Intermediate Government Income Fund; Class J - Series 1 shares (Trust Shares), Class J - Series 2 shares (Retail A Shares), Class J - Series 3 shares (Retail B Shares), Class J - Series 4 shares (Prime A Shares) and Class J - Series 5 shares (Prime B Shares), each series representing interests in the High Quality Bond Fund; Class L - Series 1 shares (Trust Shares), Class L - Series 2 shares (Retail A Shares), Class L - Series 3 shares (Retail B Shares), Class L - Series 4 shares (Prime A Shares) and Class L
- Series 5 shares (Prime B Shares), each series representing interests in the Short-Term Bond Fund; and Class T - Series 1 shares (Trust Shares) and Class T - Series 2 shares (Retail A Shares), each series representing interests in the Corporate Bond Fund. Each Fund is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act").

         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (I.E., Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares and Prime B Shares) bear pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares) and holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" and "Distribution and Services Plan" below.

         In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that if a particular Fund offers more than one series of shares, then each series of the Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (E.G., only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares and only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.


         Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by the 1940 Act, the Securities Act of 1933 (the "1933 Act") or other applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

         Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectus(es) may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below in the description of each Fund's investment policies and strategies and under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

SHORT-TERM BOND FUND

         In addition to its principal investment strategies and policies as described in its Prospectuses, the Short-Term Bond Fund may also invest, from time to time, in municipal securities. The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government debt obligations. See "Other Investment Policies and Risk Consideration - Municipal Securities" below. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations
- Derivative Securities" below. Any
common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

         The obligations of foreign banks and obligations issued or guaranteed by foreign governments or any of their political subdivisions or instrumentalities in which the Fund may invest include debt obligations issued by Canadian Provincial Governments, which are similar to U.S. municipal securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in either Canadian or U.S. dollars and have an established over-the-counter market in the United States. Also included are debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States. See "Special Risk Considerations - Foreign Securities" below.

         The Fund may enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although forward currency contracts can be used to protect the Fund from adverse rate changes, they involve a risk of loss if Fleet fails to predict foreign currency values correctly. See "Other Investment Policies and Risk Considerations - Derivative Securities" below.

         See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Short-Term Bond Fund and Appendix A to this Statement of Additional Information for a description of the rating categories of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").

INTERMEDIATE GOVERNMENT INCOME FUND

         In addition to its principal investment strategies and policies as described in its Prospectuses, the Intermediate Government Income Fund may also invest, from time to time, in municipal securities. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may also enter into interest rate futures contracts in an effort to manage the impact to the Fund of changes in interest rates. See "Other Investment Policies and Risk Considerations -Derivative Securities" below. In addition, the Fund may invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Short-Term Bond Fund" above. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated obligations of U.S. corporations issued outside the United States. See "Special Risk Considerations - Foreign Securities" below. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

         See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Intermediate Government Income Fund and Appendix A to this Statement of Additional Information for a description of the rating categories of S&P and Moody's.

HIGH QUALITY BOND FUND

         In addition to its principal investment strategies and policies as described in its Prospectuses, the High Quality Bond Fund may also invest, from time to time, in municipal securities. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may enter into interest rate futures contracts in an effort to manage the impact to the Fund of changes in interest rates. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. The Fund may also invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Short-Term Bond Fund" above. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated obligations of U.S. corporations issued outside the United States. See "Special Risk Considerations - Foreign Securities" below. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

         See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the High Quality Bond Fund and Appendix A to this Statement of Additional Information for a description of the rating categories of S&P and Moody's.

CORPORATE BOND FUND

         In addition to its principal investment strategies and policies as described in its Prospectus, the Corporate Bond Fund may also invest in obligations issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities, or by supranational banks or other organizations. Examples of supranational banks include the World Bank, the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. The Fund may invest, from time to time, in municipal securities. The purchase of municipal securities may be advantageous when, as a result of their tax status or prevailing economic, regulatory or other circumstances, the performance of such securities is expected to be comparable to that of corporate or U.S. Government debt obligations. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. The Fund may also invest in "money market" instruments.

         The value of convertible securities in which the Fund may invest fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

         The Fund may also invest in debt obligations of foreign issuers such as foreign corporations and banks, as well as foreign governments and their political subdivisions. Such investments may subject the Fund to special investment risks. See "Special Risk Considerations - Foreign Securities" below. The Fund will not invest more than 20% of its net assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States.

         The Fund may enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Fund from adverse rate changes, they involve a risk of loss if Fleet fails to predict foreign currency values correctly. See "Other Investment Policies and Risk Considerations - Derivative Securities" below.

         See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Fund and Appendix A to this Statement of Additional Information for a description of the rating categories of S&P and Moody's.

                           SPECIAL RISK CONSIDERATIONS

FOREIGN SECURITIES

         Investments by the Short-Term Bond and Corporate Bond Funds in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

         Although the Short-Term Bond and Corporate Bond Funds may invest in securities denominated in foreign currencies, the Funds value their securities and other assets in U.S. dollars. As a result, the net asset value of the Funds' shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Funds' foreign securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Funds make their foreign investments could reduce the effect of increases and magnify the effect of decreases in the price of the Funds' foreign securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Funds' foreign securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

RATINGS

         If the rating of a security held by a Fund is downgraded below investment grade, the Fund doesn't have to sell the security unless (i) the Adviser determines under the circumstances the security is no longer an appropriate investment for the Fund, or (ii) the security, together with any securities held by the Fund that are rated below investment grade, exceed 5% of the Fund's net assets. The Funds' investments in obligations rated below the four highest ratings assigned by S&P and Moody's have different risks than investments in securities that are rated "investment grade." Risk of loss upon default by the issuer is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates than are investment grade issuers. As a result, the market price of such securities may be particularly volatile.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

         Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

         The Funds may, in accordance with their investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in money market instruments, including but not limited to bank obligations, commercial paper and corporate bonds.

         Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

         U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each Fund's total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations." For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

         Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject a Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations - Foreign Securities." The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.


         Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's 15% limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if Fleet has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Funds may also purchase Rule 144A securities. See "Investment Limitations" below.


VARIABLE AND FLOATING RATE OBLIGATIONS

         The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectuses and this Statement of Additional Information. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and these may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

         If a variable or floating rate instrument is not rated, Fleet must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

MUNICIPAL SECURITIES

         The Funds may invest in municipal securities when such investments are deemed appropriate by Fleet in light of the Funds' investment objectives. As a result of the favorable tax treatment afforded such obligations under the Internal Revenue Code of 1986, as amended (the "Code"), yields on municipal obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, although from time to time municipal securities have outperformed, on a total return basis, comparable corporate and U.S. Government debt obligations as a result of prevailing economic, regulatory or other circumstances.

         Municipal securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "municipal securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

         The two principal classifications of municipal securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         There are, of course, variations in the quality of municipal securities, both within a particular category and between categories, and the yields on municipal securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of municipal securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal securities with the same maturity, interest rate and rating may have different yields. Municipal securities of the same maturity and interest rate with different ratings may have the same yield.

         The payment of principal and interest on most municipal securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the limitations set forth for each Fund.

         Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Opinions relating to the validity of municipal securities and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor Fleet will review the proceedings relating to the issuance of municipal securities or the bases for such opinions.

STAND-BY COMMITMENTS

         Each Fund may acquire "stand-by commitments" with respect to municipal securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified municipal securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

         Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying municipal security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the municipal securities purchased by a Fund. However, without a stand-by commitment, these securities could be more difficult to sell. A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 15% limit described in Investment Limitation No. 8 under "Investment Limitations" below.

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

         The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING

         Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by a Fund would be invested in high quality, short-term money market instruments. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

         The Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Funds will invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments.

         Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

DERIVATIVE SECURITIES

         The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, interest rate futures, certain asset-backed and mortgage-backed securities, certain zero coupon bonds and currency forward contracts.

         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

         Fleet will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities.

         INTEREST RATE FUTURES CONTRACTS. The Funds may enter into contracts (both purchase and sales) which provide for the future delivery of fixed income securities (commonly known as interest rate futures contracts). The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase or, in the case of the Intermediate Government Income and High Quality Bond Funds, in an effort to manage the impact to the Fund of changes in interest rates. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange

Commission ("SEC"). The purchase of futures instruments in connection with securities which a Fund intends to purchase will require an amount of cash and/or liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. Each Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of each Fund's total assets may be covered by such contracts.

         Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or a Fund may be unable to close a futures position in the event of adverse price movements. Additional information concerning futures transactions is contained in Appendix B to this Statement of Additional Information.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS - SHORT-TERM BOND AND CORPORATE BOND FUNDS. Because the Short-Term Bond and Corporate Bond Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies and foreign currencies to the U.S. dollar as well as to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

         A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Short-Term Bond and Corporate Bond Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, neither Fund will routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS

         The Short-Term Bond Fund and Corporate Bond Fund may invest in American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. ADRs, EDRs and CDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. If a Fund invests in an unsponsored ADR, EDR or CDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR or CDR than is available for an issuer of securities underlying a sponsored ADR, EDR or CDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs or CDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations -- Foreign Securities."

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

         Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. Each Fund may also purchase or sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

         A Fund may dispose of a commitment prior to settlement if Fleet deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

         When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its forward commitments, when-issued purchases and delayed settlements exceeded 25% of the value of its total assets.

         When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

ASSET-BACKED SECURITIES

         Each Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

         Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

         Each Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline.

To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS

         Each Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for each Fund. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

         For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Mortgage dollar rolls involve certain risks. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

U.S. TREASURY ROLLS

         Each Fund may hold certain investments in connection with U.S. Treasury rolls. In U.S. Treasury rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that a Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. Each Fund intends, however, to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. Each Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

         For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into U.S. Treasury rolls that are accounted for as a financing.

STRIPPED OBLIGATIONS

         To the extent consistent with its investment objective, each Fund may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Galaxy's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

GUARANTEED INVESTMENT CONTRACTS

         Each Fund, except the Corporate Bond Fund, may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 15% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

BANK INVESTMENT CONTRACTS

         Each Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 15% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

ZERO COUPON BONDS

         The Corporate Bond Fund may invest in zero coupon bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

         A broker/dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS

(Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), TRs (Treasury Receipts), and STRIPS (Separate Trading of Registered Interest and Principal of Securities, are examples of derivative zeros. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a U.S. Government agency or a corporation in zero coupon form.

PORTFOLIO TURNOVER

         Each Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs.


                             INVESTMENT LIMITATIONS


         In addition to each Fund's investment objective as stated in its Prospectus(es), the following investment limitations are matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.


         No Fund may:

         1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act.

         2. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act.

         3. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

         4.    Make loans except to the extent permitted by the 1940 Act.

         5. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities.

         6. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

         7. Purchase or sell commodities or commodity contracts except that the Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.

         The following investment limitations with respect to the Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

         8. A Fund may not invest more than 15% of its net assets in illiquid securities.

         9. Each of the Intermediate Government Income and High Quality Bond Funds may invest up to 35% of its total assets in securities of foreign issuers and may also invest in U.S. dollar-denominated obligations of U.S. corporations issued outside the United States.

         10. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

         11. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof, except that a Fund may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options.

         12. A Fund may not purchase securities of other companies for the purpose of exercising control.

         13. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act.

         With respect to Investment Limitation No. 1 above, the 1940 Act permits a Fund to borrow from any bank, provided that immediately after any such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. In addition, a Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including accrued interest). Mortgage dollar rolls and U.S. Treasury rolls entered into by a Fund that are not accounted for as financings shall not constitute borrowings.

         With respect to Investment Limitation No. 2 above, the 1940 Act prohibits a diversified Fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and (b) the Fund may invest in U.S. Government obligations without regard to these limitations.

         With respect to Investment Limitation No. 4 above, the 1940 Act permits a Fund to lend its portfolio securities against collateral having a value equal at all times to at least 100% of the value of the securities loaned. However, no portfolio securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the Fund would exceed 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. In addition, a Fund may engage in certain securities trading practices, such as repurchase agreements, that are deemed to be loans under the 1940 Act.

         With respect to Investment Limitation No. 13 above, the 1940 Act prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

         Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

         Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

         Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of

Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

         Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 15% limitation on purchases of illiquid securities described above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                        VALUATION OF PORTFOLIO SECURITIES

         The Funds' assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.


         Portfolio securities of the Funds which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of Galaxy's Board of Trustees. Certain of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset value is not calculated. In such cases, the net asset value a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in each Fund are sold on a continuous basis by Galaxy's distributor, PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.

         This Statement of Additional Information provides additional purchase and redemption information for Trust Shares of the Funds and Retail A Shares and Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Purchase and redemption information for Prime A Shares and Prime B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds is provided in separate prospectuses and statements of additional information.


                   PURCHASES OF RETAIL SHARES AND TRUST SHARES


GENERAL

         Investments in Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds are subject to a front-end sales charge. Investments in Retail B Shares of such Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" below before deciding between the two.

         PFPC Distributors has established several procedures to enable different types of investors to purchase Retail A Shares and Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds (collectively, "Retail Shares"). These procedures also apply to purchases of Trust Shares of the Corporate Bond Fund, in addition to the purchase information described below under "Purchases of Trust Shares." Retail Shares, as well as Trust Shares of the Corporate Bond Fund, may be purchased by individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others. Retail Shares, as well as Trust Shares of the Corporate Bond Fund, may also be purchased by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Purchases may take place only on days on which the New York Stock Exchange (the "Exchange"), the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Business Day in accordance with PFPC Distributor's procedures.

         Galaxy has authorized certain brokers to accept purchase, exchange and redemption orders on behalf of Galaxy with respect to Retail A Shares of the Short-Term Bond, Intermediate

Government Income and High Quality Bond Funds. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of Galaxy. Galaxy will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order. Orders for purchase, exchange or redemption of Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds accepted by any such authorized broker or designated intermediary will be effected at the Funds' respective net asset values per share next determined after acceptance of such order and will not be subject to the front-end sales charge with respect to Retail A Shares described in the applicable Prospectus and in this Statement of Additional Information.

CUSTOMERS OF INSTITUTIONS

         Retail Shares, as well as Trust Shares of the Corporate Bond Funds purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of Retail Shares, as well as Trust Shares of the Corporate Bond Fund, will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of Retail Shares, as well as Trust Shares of the Corporate Bond Fund. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of purchases and redemptions of Retail Shares, as well as Trust Shares of the Corporate Bond Fund, and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail Shares, as well as Trust Shares of the Corporate Bond Fund, established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail Shares, or Trust Shares of the Corporate Bond Fund through their institution should contact such entity directly for appropriate purchase instructions.

APPLICABLE SALES CHARGE -- RETAIL A SHARES

         The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                     REALLOWANCE TO DEALERS
                                                       AS A % OF OFFERING
             AMOUNT OF TRANSACTION                       PRICE PER SHARE
             ---------------------                       ---------------
         Less than $50,000                                    4.25
         $50,000 but less than $100,000                       3.75
         $100,000 but less than $250,000                      2.75
         $250,000 but less than $500,000                      2.00
         $500,000 but less than $1,000,000                    1.75
         $1,000,000 and over                                  0.00

         The appropriate reallowance to dealers will be paid by PFPC Distributors to broker-dealer organizations which have entered into agreements with PFPC Distributors. The reallowance to dealers may be changed from time to time.

         Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers, whose customers purchase significant amounts of Retail A Shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

         In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. In addition to the sales charge waivers described in the applicable Prospectus, no sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

         - purchases by directors, officers and employees of broker-dealers having agreements with PFPC Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

         - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

         - purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation, and any of its affiliates and members of their immediate families;

         - purchases by officers, directors, employees and retirees of PFPC Inc. and members of their immediate families;

         - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

         - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

         - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased;

         - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer.

COMPUTATION OF OFFERING PRICE - RETAIL A SHARES

         An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 2001 and the maximum front-end sales charge of 4.75%, is as follows:

                                                 INTERMEDIATE
                                  SHORT-TERM      GOVERNMENT       HIGH QUALITY
                                  BOND FUND       INCOME FUND      INCOME FUND
                                  ---------       -----------      -----------
Net Assets                       $36,191,557      $61,223,862      $48,275,668

Outstanding Shares                 3,522,761        5,712,503        4,297,737
Net Asset Value Per Share        $     10.27      $     10.72      $     11.23

Sales Charge (4.75% of the
  offering price)                $      0.51      $      0.53      $      0.56

Offering Price to Public         $     10.78      $     11.25      $     11.79

QUANTITY DISCOUNTS

         Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

         In order to obtain quantity discount benefits, an investor must notify PFPC Distributors at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact PFPC Distributors or your financial institution.

         RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of:
(a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

         LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

         PFPC Inc. ("PFPC"), Galaxy's administrator, will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, PFPC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at PFPC Distributor's direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

         QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

         REINSTATEMENT PRIVILEGE. Investors may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form.

         Investors wishing to exercise this Privilege must submit a written reinstatement request to PFPC as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

         Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Code's "wash sale" rules.

         GROUP SALES. Members of qualified groups may purchase Retail A Shares of the Funds at the following group sales rates:


                                                                 TOTAL SALES CHARGE                    REALLOWANCE
                                                       -------------------------------------           TO DEALERS
                                                         AS A % OF              AS A % OF               AS A % OF
NUMBER OF QUALIFIED                                    OFFERING PRICE        NET ASSET VALUE         OFFERING PRICE
GROUP MEMBERS                                            PER SHARE              PER SHARE               PER SHARE
---------------------                                    ---------              ---------               ---------
50,000 but less than 250,000                                3.00                   3.09                   3.00
250,000 but less than 500,000                               2.75                   2.83                   2.75
500,000 but less than 750,000                               2.50                   2.56                   2.50
750,000 and over                                            2.00                   2.04                   2.00

         To be eligible for the discount, a group must meet the requirements set forth below and be approved in advance as a qualified group by PFPC Distributors. To receive the group sales charge rate, group members must purchase Retail A Shares directly from PFPC Distributors in accordance with any of the procedures described in the applicable Prospectus. Group members must also ensure that their qualified group affiliation is identified on the purchase application.

         A qualified group is a group that (i) has at least 50,000 members,
(ii) was not formed for the purpose of buying Fund shares at a reduced sales charge, (iii) within one year of the initial member purchase, has at least 1% of its members invested in the Funds or any of the other investment portfolios offered by Galaxy, (iv) agrees to include Galaxy sales material in publications and mailings to members at a reduced cost or no cost, and (v) meets certain other uniform criteria. PFPC Distributors may request periodic certification of group and member eligibility. PFPC Distributors reserves the right to determine whether a group qualifies for a quantity discount and to suspend this offer at any time.

APPLICABLE SALES CHARGE - RETAIL B SHARES

         The public offering price for Retail B Shares of the Funds is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed (i) within six years of purchase with respect to Retail B Shares purchased prior to January 1, 2001, (ii) within seven years of purchase with respect to Retail B Shares purchased on or after January 1, 2001 or (iii) with respect to Retail B Shares of the High Quality Bond Fund issued in connection with the reorganization of The Pillar Funds into Galaxy, within six years of purchase of the Class B Shares of the corresponding Pillar Fund held prior to the reorganization. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from PFPC Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers, whose customers purchase significant amounts of Retail B Shares of a Fund. See "Applicable Sales Charge -- Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

         The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PFPC Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

         EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Code; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iii) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (iv) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (v) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (vi) any redemption of Retail B Shares held by an investor, provided the investor was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs - Retail A Shares and Retail B Shares - Automatic Investment Program and Systematic Withdrawal Plan" below.

CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

         The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Retail A Shares and Retail B Shares are the same.

         Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 4.75%. This front-end sales charge may be reduced or waived in some cases. See the applicable Prospectus and "Applicable Sales Charges -- Retail A Shares" and "Quantity Discounts" above. Retail A Shares of a Fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to .15% of the Fund's average daily net assets attributable to its Retail A Shares.

         Retail B Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed (i) within six years of purchase if the Retail B Shares were purchased prior to January 1, 2001, (ii) within seven years of purchase if the Retail B Shares were purchased on or after January 1, 2001 or (iii) with respect to Retail B Shares issued in connection with the reorganization of The Pillar Funds into Galaxy, within six years of purchase of the Class B Shares of the corresponding Pillar Fund held prior to the reorganization. See the applicable Prospectus and "Applicable Sales Charges -- Retail B Shares" above. Retail B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to .80% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

         Retail B Shares of a Fund purchased prior to January 1, 2001 will convert automatically to Retail A Shares of the Fund six years after purchase. Retail B Shares of a Fund purchased on or after January 1, 2001 will convert automatically to Retail A Shares eight years after purchase. Retail B Shares of the High Quality Bond Fund acquired in connection with the reorganization of The Pillar Funds into Galaxy will convert automatically to Retail A Shares eight years after purchase of the Class B Shares of the corresponding Pillar Fund held prior to the reorganization. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow PFPC Distributors to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years or eight years, as the case may be, after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

         Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge -- Retail B Shares") are also converted at the earlier of two dates -- (i) six years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to dividends or distributions on Retail B Shares purchased prior to January 1, 2001 or eight years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to Retail B Shares purchased on or after January 1, 2001 or Retail B Shares issued in connection with the reorganization of The Pillar Funds into Galaxy or (ii) the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Retail B Shares of a Fund, and subsequently acquires additional Retail B Shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of the Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

         Investors deciding whether to purchase Retail A Shares or Retail B Shares of the Funds, should consider whether, during the anticipated periods of their investments in a Fund, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

         Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in a Fund than purchasers of Retail B Shares in the Fund.

         As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% (5.50% with respect to Retail B Shares issued in connection with The Pillar Funds reorganization) upon redemption, depending upon the year of redemption. Investors expecting to redeem during the applicable period should compare the cost of the contingent deferred sales charge plus the aggregate distribution and shareholder servicing fees on Retail B Shares to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund purchased on or after January 1, 2001 would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately eight years after the purchase. In order to reduce such fees for investors that hold Retail B Shares purchased on or after January 1, 2001 for more than eight years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such eight-year period.

                            PURCHASES OF TRUST SHARES

         Trust Shares of the Funds are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation, and to participants in employer-sponsored defined contribution plans (such institutions and plans referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Purchases of Trust Shares will be effected only on days on which the Exchange, the Federal Reserve Bank of New York, the principal bond markets (as recommended by the Bond Market Association) and the purchasing Institution are open ("Trust Business Days"). If an Institution accepts a purchase order from its Customer on a non-Trust Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Trust Business Day in accordance with the foregoing procedures.

                           OTHER PURCHASE INFORMATION

         On a Business Day or a Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day or Trust Business Day.

         REDEMPTION OF RETAIL A SHARES, RETAIL B SHARES AND TRUST SHARES

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC Distributors. On a Business Day or Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day or Trust Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Proceeds from the redemptions of Retail B Shares of the Funds will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

         Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission ("SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

             INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES

         The following information supplements the description in the applicable Prospectus as to the various Investor Programs available to holders of Retail A Shares and Retail B Shares (collectively, "Retail Shares") of the Funds.

EXCHANGE PRIVILEGE

         Generally, the minimum initial investment to establish an account in another Fund or portfolio by exchange is $2,500, unless (i) the Retail Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or
(ii) at the time of the exchange the investor elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100.

         An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

         Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call PFPC at 1-877-289-4252. Customers of institutions should call their institution for such information. Investors exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-877-289-4252 for a prospectus or to make an exchange.

         In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

         For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS

         Retail Shares of the Funds are available for purchase in connection with the following tax-deferred prototype retirement plans:

         INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS") (including traditional, Roth and Education IRAs and "roll-overs" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

         SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

         MULTI-EMPLOYEE RETIREMENT PLANS ("MERPS"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Code. The minimum initial investment for a MERP is $500.

         KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

         Detailed information concerning eligibility and other matters related to these plans and the form of application is available from PFPC (call 1-877-289-4252) with respect to IRAs, SEPs and Keogh Plans and from Fleet Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

         The Automatic Investment Program permits an investor to purchase Retail Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by an investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

         The Systematic Withdrawal Plan permits an investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by an investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to PFPC, Galaxy's transfer agent, (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

PAYROLL DEDUCTION PROGRAM

         To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from an investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM

         Galaxy reserves the right to redeem accounts participating in the College Investment Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PDI (call 1-877-289-4252).

DIRECT DEPOSIT PROGRAM

         Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.

                                      TAXES

         Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury at least 30% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding due to prior failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

         Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         The tax principles applicable to certain financial instruments and futures contracts and options that may be acquired by a Fund are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

                              TRUSTEES AND OFFICERS

         The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of Galaxy is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy are referred to as "Interested Trustees."

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                 TERM OF                                      IN FUND
                             POSITION(S)       OFFICE AND                                    COMPLEX(3)
                              HELD WITH         LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY          OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE(1)       GALAXY         TIME SERVED(2)     DURING PAST 5 YEARS          TRUSTEE             HELD BY TRUSTEE(4)
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

Dwight E. Vicks, Jr.          Chairman &         4/2/86       Chairman & Director,              53         Director, Utica First
Age 68                         Trustee                        Vicks Lithograph &                           Insurance Company;
                                                              Printing Corporation                         Director, SBU Bank;
                                                              (book manufacturing and                      Director, Monitor
                                                              commercial printing).                        V Insurance Company;
                                                                                                           Director, Commercial
                                                                                                           Travelers Mutual
                                                                                                           Insurance Company.

Louis DeThomasis               Trustee           8/10/86      President,                        53         Trustee, Religious
Age 61                                                        Saint Mary's University                      Communities Trust.
                                                              of Minnesota.

Kenneth A Froot(5)             Trustee           12/5/00      Professor of Finance,             53                      None
Age 44                                                        Harvard University.

James M. Seed                  Trustee           5/26/88      President, The Astra              53         Chairman and Director,
Age 60                                                        Ventures, Incorporated                       Fischer-Watt Gold Co.;
                                                              (oil and gas exploration;                    Director, XSCI, Inc.
                                                              private equity).


INTERESTED TRUSTEE

John T. O'Neill(6)             Trustee,          2/25/88      Private Investor;                 53                      None
Age 57                       President &                      Executive Vice President
                              Treasurer                       and Chief Financial
                                                              Officer, Hasbro, Inc.
                                                              (toy and game
                                                              manufacturer) until
                                                              December 1999.

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                 TERM OF                                      IN FUND
                             POSITION(S)       OFFICE AND                                    COMPLEX(3)
                              HELD WITH         LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY          OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE(1)       GALAXY         TIME SERVED(2)     DURING PAST 5 YEARS          TRUSTEE             HELD BY TRUSTEE(4)
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS


William Greilich(7)              Vice            9/10/98      Vice President and                N/A                      N/A
PFPC Inc.                     President                       Division Manager, PFPC
4400 Computer Drive                                           Inc., 1996 to present;
Westborough, MA 01581-5108                                    Vice President, PFPC
Age 47                                                        Inc., 1991-1996.


W. Bruce McConnel(7)          Secretary          4/03/86      Partner of the law firm           N/A                      N/A
One Logan Square                                              Drinker Biddle &
18th & Cherry Streets                                         Reath LLP, Philadelphia,
Philadelphia, PA 19103                                        Pennsylvania.
Age 59

Gregory Sackos(7)             Assistant          9/6/01       Director, Fund Accounting         N/A                      N/A
PFPC Inc.                     Secretary                       and Administration, PFPC
4400 Computer Drive                                           Inc., 1998 to present;
Westborough, MA 01581-5108                                    Second Vice President,
Age 37                                                        Chase Global Financial
                                                              Services, 1996-1998.

--------------

(1.) Each trustee may be contacted by writing to the trustee, c/o
The Galaxy Fund, 4400 Computer Drive, Westborough, Massachusetts 01581-5108,
Attn: William Greilich.

(2.) Each trustee holds offices for an indefinite term until the earliest of:
(a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with Galaxy's Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy's Code of Regulations; or (c) Galaxy terminates.

(3.) The "Fund Complex" consisting of all registered investment companies for which Fleet or any of its affiliates serves as investment adviser, including Galaxy, The Galaxy VIP Fund and Galaxy Fund II. In addition to Galaxy (40 portfolios), each trustee also serves as a trustee of The Galaxy VIP Fund (8 portfolios) and Galaxy Fund II (5 portfolios). In addition to Galaxy, Mr. Vicks and Mr. O'Neill serve as Chairman and President and Treasurer, respectively, of The Galaxy VIP Fund and Galaxy Fund II.

(4.) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(5.) Prior to June 26, 2000, Mr. Froot was a trustee of the Boston 1784 Funds, which was advised by Fleet National Bank, an affiliate of Fleet. On June 26, 2000, the Boston 1784 Funds were reorganized into Galaxy.

(6.) Mr. O'Neill is considered to be an Interested Trustee because (i) he owns securities issued by FleetBoston Financial Corporation and (ii) he serves as an officer of Galaxy.

(7.) Mr. Greilich, Mr. McConnel and Mr. Sackos also serve as Vice President, Secretary and Assistant Secretary, respectively, of The Galaxy VIP Fund and Galaxy Fund II.

STANDING BOARD COMMITTEES


         The Board of Trustees has established three committees, i.e., Audit, Nominating and Valuation.


         The Audit Committee annually considers the engagement and compensation of Galaxy's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of Galaxy's financial statements. The Audit Committee is a "committee of the whole" in that all of the trustees serve on the Committee. The Audit Committee met four times during the fiscal year ended October 31, 2001.

         The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. The Nominating Committee consists of three Independent Trustees (Messrs. DeThomasis, Seed and Vicks). There were no formal meetings of the Nominating Committee during the fiscal year ended October 31, 2001. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of Galaxy's Secretary.


         The Valuation Committee is responsible for the review of pricing and valuation issues as needed. The Valuation Committee consists of two Independent Trustees (Messrs. Seed and Vicks). There were no formal meetings of the Valuation Committee during the fiscal year ended October 31, 2001.


TRUSTEE OWNERSHIP OF FUND SHARES

         The following table shows the dollar range of shares beneficially owned by each trustee in the Funds and other portfolios of Galaxy, The Galaxy VIP Fund and Galaxy Fund II.

                                                                       AGGREGATE DOLLAR RANGE OF
                                                                      EQUITY SECURITIES IN ALL
                               DOLLAR RANGE OF                    PORTFOLIOS IN GALAXY COMPLEX(2)
NAME OF TRUSTEE          EQUITY SECURITIES IN THE FUNDS(1)               OVERSEEN BY TRUSTEE
---------------          ---------------------------------               -------------------
INDEPENDENT TRUSTEES
Dwight E. Vicks, Jr.     None                                               over $100,000
Kenneth A. Froot         None                                               over $100,000
Louis DeThomasis         None                                               over $100,000
James M. Seed            None                                               over $100,000

INTERESTED TRUSTEE
John T. O'Neill          None                                               over $100,000

--------------
(1) Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2001.

(2) Includes Galaxy, The Galaxy VIP Fund, and Galaxy Fund II. As of December 31, 2001, Galaxy consisted of 40 portfolios, The Galaxy VIP Fund consisted of 8 portfolios and Galaxy Fund II consisted of 5 portfolios.


         As of February 5, 2002, the trustees and officers of Galaxy owned less than 1% of its outstanding shares.


BOARD COMPENSATION

         Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to September 8, 2000, each trustee was entitled to receive an annual aggregate fee of $45,000 for his services as a trustee of the Trusts plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as those currently in effect.

         Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

         No employee of PFPC receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet or any of its affiliates serves as a trustee, officer or employee of Galaxy.

         The following chart provides certain information about the fees received by Galaxy's trustees during the fiscal year ended October 31, 2001.

                                                                     PENSION OR             TOTAL COMPENSATION
                                                                  RETIREMENT BENEFITS         FROM GALAXY AND
                                      AGGREGATE COMPENSATION      ACCRUED AS PART OF           FUND COMPLEX(1)
 NAME OF PERSON/POSITION                    FROM GALAXY              FUND EXPENSES            PAID TO TRUSTEES
 -----------------------                    -----------              -------------            ----------------
INDEPENDENT TRUSTEES
Dwight E. Vicks, Jr.
Chairman and Trustee                          $72,717                    None                     $77,000

Donald B. Miller(2,4)
Trustee                                       $68,940                    None                     $73,000

Rev. Louis DeThomasis
Trustee                                       $68,940                    None                     $73,000

James M. Seed(4)
Trustee                                       $68,940                    None                     $73,000

Kenneth A. Froot(3,4)
Trustee                                       $51,074                    None                     $54,000

INTERESTED TRUSTEES
Bradford S. Wellman                           $29,929                    None                     $31,750
Trustee(2)

John T. O'Neill(4)                            $71,300                    None                     $75,500
President, Treasurer
and Trustee

--------------
(1) The "Fund Complex" consists of all registered investment companies for which Fleet or any of its affiliates serves as investment adviser, including Galaxy, The Galaxy VIP Fund and Galaxy Fund II. In addition to Galaxy, each trustee also serves as a trustee of The Galaxy VIP Fund and Galaxy Fund II and receives compensation for such services.


(2) Mr. Wellman resigned as a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 14, 2000 and Mr. Miller retired as a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 31, 2001. Each currently serves as an emeritus trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II and receives the same meeting fees as the trustees and reimbursement for expenses incurred in attending meetings.


(3) Mr. Froot was appointed a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 15, 2000.

(4) Deferred compensation (including interest) in the amounts of $68,418, $54,704, ($32,206) and $52,599 accrued during Galaxy's fiscal year ended October 31, 2001 for Messrs. Miller, O'Neill, Seed and Froot, respectively.


SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

         The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

                               INVESTMENT ADVISER

         Fleet, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

         For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of each Fund. The Funds have been advised by Fleet that, effective August 1, 2001 and until further notice to Galaxy's Board of Trustees, it intends to waive advisory fees payable by the Funds so that advisory fees payable by the Funds would be as follows: 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion. During the last three fiscal years, the following Funds paid advisory fees (net of fee waivers) to Fleet as set forth below:


                                        FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                     2001           2000           1999
----                                     ----           ----           ----
Short-Term Bond                       $  624,305      $418,685       $335,221
Intermediate Government Income        $2,895,104    $2,054,829     $1,674,194
High Quality Bond                     $3,727,694    $2,237,789     $1,544,510
Corporate Bond                        $  579,715      $471,532       $454,347

         During the last three fiscal years, Fleet waived advisory fees with respect to such Funds as set forth below:

                                        FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                      2001          2000            1999
----                                      ----          ----            ----
Short-Term Bond                       $  289,169      $192,389       $121,931
Intermediate Government Income        $1,060,738      $747,211       $608,798
High Quality Bond                     $1,411,667      $813,741       $561,640
Corporate Bond                        $  210,806      $171,466       $165,217

         The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice and will terminate immediately in the event of its assignment.

ANNUAL BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

         At a meeting held on May 31, 2001, the Board of Trustees of Galaxy, including the Independent Trustees, approved the continuation of Galaxy's investment advisory agreement with Fleet with respect to each Fund for an additional one-year period. In connection with such approval, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of Fleet's services provided to each Fund and Fleet's experience and qualifications. Among other items, the trustees also reviewed and considered: (1) a Lipper report comparing the advisory fees and total expense ratio of each class of shares of each Fund to Lipper data on investment objective peer group averages, industry peer group averages and bank peer group averages; (2) a report on Galaxy's advisory fee structure, which included the proposed implementation of new breakpoints in the advisory fees for certain of Galaxy's equity and bond portfolios and a comparison of the proposed fees (after implementation of the breakpoints) to Lipper data describing the median advisory fees for funds with similar investment objectives; (3) a report on the assets, advisory fees, advisory fee waivers and expense reimbursements for each Fund; (4) a Lipper report comparing:
(i) the performance of each class of shares of each Fund to the applicable Lipper average and performance universe (e.g. all large cap core equity funds) average, (ii) the contractual management fee for each Fund with that of funds with the same investment classification, (iii) the expenses for each class of shares of each Fund to bank group and non-bank group averages, and (iv) the expense ratio components (such as contractual management fees and actual administrative fees) for each class of shares of each Fund to bank groups and non-bank groups; and (5) a report on Fleet's profitability related to providing advisory services to Galaxy after taking into account (i) advisory fees and any other benefits realized by Fleet or any of its affiliates as a result of Fleet's role as advisor to Galaxy, and (ii) the direct and indirect expenses incurred by Fleet in providing such advisory services to Galaxy. The Board also considered a report on soft dollar commissions which included information on brokers and total commissions paid for each Fund for the fiscal year ended October 31, 2000, as well as information on the types of research and services obtained by Fleet in connection with soft dollar commissions.

         After discussion, the Board of Trustees concluded that Fleet had the capabilities, resources and personnel necessary to manage Galaxy. The Board of Trustees also concluded that based on the services that Fleet would provide to Galaxy under the investment advisory agreement and the expenses incurred by Fleet in the performance of such services, the compensation to be paid to Fleet was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the investment advisory agreement with Fleet for an additional one-year period.

                                  ADMINISTRATOR

         PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is an indirect majority-owned subsidiary of PNC Financial Services Group.

         PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates, effective May 31, 2001:

               COMBINED AVERAGE DAILY NET ASSETS          ANNUAL RATE
               ---------------------------------          -----------

               Up to $2.5 billion                             0.090%
               From $2.5 to $5 billion                        0.085%
               From $5 to $12 billion                         0.075%
               From $12 to $15 billion                        0.065%
               From $15 to $18 billion                        0.060%
               From $18 to $21 billion                       0.0575%
               From $21 to $30 billion                       0.0525%
               Over $30 billion                               0.050%

         For the period from June 26, 2000 through May 30, 2001, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates:

               COMBINED AVERAGE DAILY NET ASSETS          ANNUAL RATE
               ---------------------------------          -----------

               Up to $2.5 billion                             0.090%
               From $2.5 to $5 billion                        0.085%
               From $5 to $12 billion                         0.075%
               From $12 to $15 billion                        0.065%
               From $15 to $18 billion                        0.060%
               From $18 to $21 billion                       0.0575%
               Over $21 billion                              0.0525%

         Prior to June 26, 2000, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy at the following rates:

               COMBINED AVERAGE DAILY NET ASSETS          ANNUAL RATE
               ---------------------------------          -----------

               Up to $2.5 billion                             0.090%
               From $2.5 to $5 billion                        0.085%
               From $5 to $12 billion                         0.075%
               From $12 to $15 billion                        0.065%
               From $15 to $18 billion                        0.060%
               Over $18 billion                              0.0575%

         PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services. From time to time, PFPC may waive voluntarily all or a portion of the administration fee payable to it by the Funds.


         For the fiscal year ended October 31, 2001, PFPC received administration fees at the effective annual rate of 0.07% of each Fund's average daily net assets.


         During the last three fiscal years, the Funds paid administration fees (net of fee waivers) to PFPC as set forth below:

                                        FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                      2001          2000            1999
----                                      ----          ----            ----
Short-Term Bond                          $79,900       $56,947        $45,886
Intermediate Government Income          $347,297      $262,655       $229,022
High Quality Bond                       $450,700      $284,931       $211,269
Corporate Bond                           $70,048      $642,998        $61,835

         Under the administration agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect with respect to each Fund until May 31, 2004 and thereafter will continue for additional terms of one-year each, provided such continuance is specifically reviewed and approved at least annually (i) by vote of a majority of Galaxy's Board of Trustees or by vote of a majority of the outstanding shares of such Fund and
(ii) by a majority of Galaxy's Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement.

                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of J.P. Morgan Chase Co., serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement. Chase Manhattan may employ sub-custodians for the Short-Term Bond and Corporate Bond Funds for the purpose of providing custodial services for the Funds' foreign assets held outside the United States.

         Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan also serves as Galaxy's "foreign custody manager" (as that term is defined in Rule 17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of those Funds held outside the U.S. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

         PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

         PFPC may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-accounting and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of each Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by PFPC for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Funds to PFPC have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

         Fleet Bank, an affiliate of Fleet, is paid a fee for Sub-Account Services performed with respect to Trust Shares of the Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank will be paid $21.00 per year for each defined contribution plan participant sub-account. For the fiscal year ended October 31, 2001, Fleet Bank received $449,194 from the Funds for Sub-Account Services. PFPC bears this expense directly, and shareholders of Trust Shares of the Funds bear this expense indirectly through fees paid to PFPC for transfer agency services.


                                    EXPENSES

         Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

         Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

         Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

         Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 2001, the Funds held securities of their regular brokers or dealers as set forth below:

                     FUND                                    BROKER/DEALER                     VALUE
                     ----                                    -------------                     -----
Short-Term Bond                                  Credit Suisse First Boston Corp.           $46,535,000
Intermediate Government Income Bond              Credit Suisse First Boston Corp.           $ 7,330,000
High Quality Bond                                Credit Suisse First Boston Corp.           $13,062,000
High Quality Bond                                Lehman Brothers Holdings, Inc.             $ 2,128,688
High Quality Bond                                Lehman Brothers Holdings, Inc.             $ 1,831,301
High Quality Bond                                Merrill Lynch & Co., Inc.                  $ 2,742,532
Corporate Bond                                   Credit Suisse First Boston Corp.           $ 2,332,000

         Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                            SHAREHOLDER SERVICES PLAN

         Galaxy has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Retail A Shares. Such services are provided to customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Services Plan provides that Galaxy will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Retail A Shares owned beneficially by customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PFPC Distributors; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: providing customers with information as to their positions in Retail A Shares; responding to customer inquiries; and providing a service to invest the assets of customers in Retail A Shares.

         Although the Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Statement of Additional Information, Galaxy has entered into servicing agreements under the Services Plan only with respect to Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than 0.15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of October 31, 2001, Galaxy had entered into servicing agreements only with Fleet Bank and affiliates.

         Each servicing agreement between Galaxy and an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

         During the last three fiscal years, Galaxy made payments to Service Organizations (net of expense reimbursements) with respect to Retail A Shares as shown in the table below:

                                        FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                      2001          2000            1999
----                                      ----          ----            ----
Short-Term Bond                          $37,741       $30,165        $37,626
Intermediate Government Income(1)        $72,351       $66,775        $87,475
High Quality Bond(1)                     $52,592       $50,775        $59,319

--------------

(1) For the fiscal years ended October 31, 2001, 2000 and 1999, Fleet and its affiliates reimbursed fees of $0, $4,826 and $6,771, respectively, with respect to the High Quality Bond Fund. For the fiscal years ended October 31, 2001 and 2000, Fleet and its affiliates reimbursed fees of $0 and $3,405, respectively, with respect to the Intermediate Government Income Fund.


         Galaxy's servicing agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                         DISTRIBUTION AND SERVICES PLAN

         Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds (the "12b-1 Plan"). Under the 12b-1 Plan, Galaxy may pay (a) PFPC Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.

         Under the 12b-1 Plan, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of 0.65% of the average daily net assets attributable to a Fund's outstanding Retail B Shares, and (ii) to an institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions.

         Payments for distribution expenses under the 12b-1 Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

         During the last three fiscal years, Retail B Shares of the Funds paid the following distribution fees under the 12b-1 Plan:

                                        FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                      2001          2000            1999
----                                      ----          ----            ----
Short-Term Bond                          $ 7,622       $ 5,986        $ 5,699
Intermediate Government Income           $16,758       $ 9,075        $ 3,865
High Quality Bond                        $50,794       $38,817        $43,211

         During the last three fiscal years, Retail B Shares of the Funds paid the following shareholder servicing fees (net of expense reimbursements) under the 12b-1 Plan:

                                        FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                      2001(1)       2000(2)         1999(3)
----                                      ----          ----            ----
Short-Term Bond                          $ 1,751        $1,088         $  415
Intermediate Government Income           $ 3,308        $  237         $  --
High Quality Bond                        $11,394        $4,423         $3,218


(1) For the fiscal year ended October 31, 2001, Fleet and its affiliates reimbursed shareholder servicing fees of $0 for the Short-Term Bond Fund, $519 for the Intermediate Government Income Fund and $0 for the High Quality Bond Fund.


(2) For the fiscal year ended October 31, 2000, Fleet and its affiliates reimbursed shareholder servicing fees of $191 for the Short-Term Bond Fund, $1,834 for the Intermediate Government Income Fund and $3,989 for the High Quality Bond Fund.

(3) For the fiscal year ended October 31, 1999, Fleet and its affiliates reimbursed shareholder servicing fees of $786 for the Short-Term Bond Fund, $874 for the Intermediate Government Income Fund and $5,766 for the High Quality Bond Fund.

         All amounts paid under the 12b-1 Plan for these periods were attributable to payments to broker-dealers.

         Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the 12b-1 Trustees and is terminable at any time with respect to any Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Retail B Shares of such Fund, by PFPC Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

         As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

                                   DISTRIBUTOR

         PFPC Distributors serves as Galaxy's distributor. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

         Unless otherwise terminated, the Distribution Agreement between Galaxy and PFPC Distributors remains in effect until January 1, 2003, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

         PFPC Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds as described in the applicable Prospectus and this Statement of Additional Information. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") served as Galaxy's distributor and was entitled to the payment of the front-end sales charge on Retail A Shares of the Funds.

         Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as Galaxy's distributor and was entitled to the payment of the front-end sales charges on the sale of Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. During the last three fiscal years, PFPC Distributors, PDI and/or FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows:

                                        FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                      2001          2000            1999
----                                      ----          ----            ----
Short-Term Bond                         $ 25,256       $ 9,852        $17,651
Intermediate Government Income          $ 54,276       $17,221        $56,921
High Quality Bond                       $102,692       $25,545        $84,657

PFPC Distributors, PDI and/or FD Distributors retained none of the amounts shown in the table above.

         PFPC Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Funds. Prior to January 1, 2001, PDI was entitled to the payment of such contingent deferred sales charges. Prior to December 1, 1999, FD Distributors was entitled to the payment of such contingent deferred sales charges. During the last three fiscal years, PFPC Distributors, PDI and/or FD Distributors received contingent deferred sales charges in connection with Retail B Share redemptions as follows:

                                        FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                      2001          2000            1999
----                                      ----          ----            ----
Short-Term Bond                          $ 2,071       $ 1,978        $ 7,495
Intermediate Government Income           $10,580       $ 7,110        $ 2,953
High Quality Bond                        $36,787       $37,634        $47,278

PFPC Distributors, PDI and/or FD Distributors retained none of the amounts shown in the table above.

         The following table shows all sales charges, commissions and other compensation received by PFPC Distributors and/or PDI directly or indirectly from the Funds during the fiscal year ended October 31, 2001:

                                 NET                                  BROKERAGE COMMISSIONS
                             UNDERWRITING         COMPENSATION ON         IN CONNECTION
                            DISCOUNTS AND         REDEMPTION AND           WITH FUND                    OTHER
FUND                       COMMISSIONS(1)          REPURCHASE(2)         TRANSACTIONS              COMPENSATION(3)
----                       --------------          -------------         ------------              ---------------
Short-Term                     $27,327                  $2,071               $  0                    $43,937
  Bond

Intermediate
  Government                   $64,856                 $10,580               $  0                    $90,051
  Income

High Quality                  $139,479                 $36,787               $  0                   $107,249
  Bond

Corporate Bond                   $   0                     N/A               $  0                      $   0

--------------
(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.

(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.

(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 2001, which includes fees accrued in the fiscal year ended October 31, 2000 which were paid in 2001 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).

                                    AUDITORS


         Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02116, currently serve as auditors for Galaxy. The financial highlights for the respective Funds included in the Prospectuses and the information for the Funds contained in the Annual Report for the fiscal years ended on or before October 31, 1998 were audited by Galaxy's former auditors.


                                     COUNSEL

         Drinker Biddle & Reath LLP (of which W. Bruce McConnel, Secretary of Galaxy, is a partner), One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy and will pass upon certain legal matters on its behalf.

                                 CODES OF ETHICS

         Galaxy and Fleet have adopted Codes of Ethics pursuant to Rule 17j-l under the 1940 Act that permit investment personnel subject to the particular Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The Codes of Ethics are on public file with, and are available from, the SEC's Public Reference Room in Washington, D.C.

                        PERFORMANCE AND YIELD INFORMATION

         Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

         The Funds' 30-day (or one month) standard yields are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                                6
                           YIELD = 2[(a-b)/cd+1)  - 1]

Where:    a = dividends and interest earned by a Fund during the period;

          b = expenses accrued for the period (net of reimbursements);

          c = average daily number of shares outstanding during the period, entitled to receive dividends; and

          d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

         Based on the foregoing calculation, the standard yields for Retail A Shares, Retail B Shares and Trust Shares (as applicable) of the Funds for the 30-day period ended October 31, 2001 were as set forth below:

FUND                                  RETAIL A         RETAIL B           TRUST
----                                  --------         --------           -----
Short-Term Bond                        3.34%             2.91%            3.79%
Intermediate Government Income         3.70%             3.10%            4.16%
High Quality Bond                      4.07%             3.63%            4.50%
Corporate Bond                          N/A               N/A             4.19%

--------------
* The Corporate Bond Fund does not offer Retail A Shares or Retail B Shares.

         Each Fund that advertises its "average annual total return (before taxes)" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                              1/n
                               T = [(ERV/P)-1]

         Where: T = average annual total return;

              ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                P = hypothetical initial payment of $1,000; and

                n = period covered by the computation, expressed in years.

         Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. Aggregate total returns do not reflect the effect of taxes paid by shareholders on Fund distributions or redemption of Fund shares. The formula for calculating aggregate total return is as follows:

         Aggregate Total Return =   [(ERV/P) - l]

         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' Retail Shares average annual return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A Shares or redemptions of Retail B Shares, as the case may be.

         The aggregate total returns for Retail A Shares, Retail B Shares and Trust Shares (as applicable) of the Funds from the date of initial public offering to October 31, 2001 are set forth below:

FUND                                  RETAIL A        RETAIL B         TRUST
----                                  --------        --------         -----
Short-Term Bond                       62.50%(1)       29.86%(2)       73.47%(1)
Intermediate Government Income       140.96%(3)       13.51%(4)      156.97%(3)
High Quality Bond                    115.53%(5)       37.72%(2)      128.96%(5)
Corporate Bond                         *                *             67.07%(6)

----------------------
*    The Corporate Bond Fund does not offer Retail A Shares or Retail B Shares.
(1) For the period from December 30, 1991 (initial public offering date) through October 31, 2001.
(2) For the period from March 4, 1996 (initial public offering date) through October 31, 2001.
(3) For the period from September 1, 1988 (initial public offering date) through October 31, 2001.
(4) For the period November 1, 1998 (initial public offering date) through October 31, 2001.
(5) For the period from December 14, 1990 (initial public offering date) through October 31, 2001.
(6) For the period from December 12, 1994 (initial public offering date) through October 31, 2001.

         The average annual total returns (before taxes) for Retail A Shares, Retail B Shares and Trust Shares (as applicable) of the Funds for the one-year, five-year and ten-year periods (as applicable) are as set forth below:

                                       RETAIL A                      RETAIL B                       TRUST
                                       --------                      --------                       -----
FUND                         ONE-YEAR  FIVE-YEAR TEN-YEAR  ONE-YEAR  FIVE-YEAR TEN-YEAR  ONE-YEAR  FIVE-YEAR TEN-YEAR
----                         --------  --------- --------  --------  --------- --------  --------  --------- --------
Short-Term Bond               4.43%     4.92%      N/A      3.88%     4.75%      N/A      9.89%     6.18%      N/A
Intermediate Government
Income                        8.09%     6.05%     5.98%     7.64%      N/A       N/A      13.84%    7.38%     6.66%
High Quality Bond             8.97%     6.29%     6.94%     8.70%     6.21%      N/A      14.73%    7.51%     7.60%
Corporate Bond                  *         *         *         *         *         *       13.99%    6.97%      N/A

--------------
* The Corporate Bond Fund does not offer Retail A Shares or Retail B Shares.

         The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are included in the Prospectuses.

         "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

         "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

PERFORMANCE REPORTING

         From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

         Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares of the Funds.

         The standard yield is computed as described above. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

         The Funds may also advertise their performance using "average annual total return (before taxes)" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period and are calculated as described above. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load for Retail A Shares of the Funds and the applicable contingent deferred sales charge for Retail B Shares of the Funds and assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

         The Funds may also advertise total return data without reflecting the sales charges imposed on the purchase of Retail A Shares or the redemption of Retail B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

         The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

         As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

         Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

         A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

         As of February 5, 2002, the name, address and percentage ownership of the entities or persons that held of record or beneficially 5% or more of the outstanding shares of each class of Galaxy's investment portfolios were as follows:


                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------
MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank             97.94%
      P.O. Box 92800
      Rochester, NY  14692-8900

TAX-EXEMPT MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank             94.09%
      P.O. Box 92800
      Rochester, NY  14692-8900

GOVERNMENT MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank             96.42%
      P.O. Box 92800
      Rochester, NY  14692-8900

U.S. TREASURY MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank             94.49%
      P.O. Box 92800
      Rochester, NY  14692-8900

INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank             93.06%
      P.O. Box 92800
      Rochester, NY  14692-8900

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
      RETAIL A SHARES
      Fleet National Bank             35.92%
      P.O. Box 92800
      Rochester, NY  14692-8900

      U.S. Clearing A Division of Fleet
      Securities Inc.                 26.40%
      26 Broadway
      New York, NY  10004-1703

CONNECTICUT MUNICIPAL MONEY MARKET FUND
      RETAIL A SHARES
      Fleet National Bank             49.46%
      P.O. Box 92800
      Rochester, NY  14692-8900

INSTITUTIONAL TREASURY MONEY MARKET FUND
      CLASS I SHARES
      Fleet National Bank             16.57%
      P.O. Box 92800
      Rochester, NY  14692-8900

      Bob & Co.                       12.99%
      Treasury Attn: A.J. Ferullo
      100 Federal Street
      Mailstop MADE10013E
      Boston, MA  02110-1802

      Fleet Bank Omnibus              67.09%
      20 Church Street, 8th Floor
      Mailstop CT/EH/40608F
      CAS Operations
      Hartford, CT  06103

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------
      CLASS II SHARES
      FIM Funding, Inc.               100.00%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02110

      CLASS III SHARES
      Bob & Co.                       97.33%
      Treasury Attn: A.J. Ferullo
      100 Federal Street
      Mailstop MADE10013E
      Boston, MA  02110-1802

INSTITUTIONAL PRIME MONEY MARKET FUND
      CLASS I SHARES
      Fleet National Bank             62.64%
      P.O. Box 92800
      Rochester, NY 14692-8900

      U.S. Clearing Corp.             8.53%
      26 Broadway
      New York, NY  10004-1703

      Bob & Co.                       21.30%
      Treasury Attn: A.J. Ferullo
      100 Federal Street
      Mailstop MADE10013E
      Boston, MA  02110-1802

      PFPC Inc.                       5.64%
      As Agent for the Benefit of TA Clients
      Kim Croston Auth. Officer
      4400 Computer Drive
      Westboro, MA  01581

      CLASS II SHARES
      FIM Funding, Inc.               100.00%
      Attn: Glen Martin
      150 Federal Street
      4th Floor
      Boston, MA  02110

      CLASS III SHARES
      FIM Funding, Inc.               10.69%
      Attn: Glen Martin
      150 Federal Street
      4th Floor
      Boston, MA  02110

      Bob & Co.                       89.31%
      Treasury Attn: A.J. Ferullo
      100 Federal Street
      Mailstop MADE10013E
      Boston, MA  02110-1802

EQUITY VALUE FUND
      TRUST SHARES
      Gales & Co.                     28.79%
      Fleet Investment Services
      Mutual Funds Unit- NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     21.39%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     24.17%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Amvescap National Trust
      Company                         5.44%
      Agent for Fleet National Bank FBO
      Leviton Manufacturing Savings Plan
      P.O. Box 4054
      Concord, CA  94524

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

EQUITY GROWTH FUND
      TRUST SHARES
      Gales & Co.                     52.09%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     18.81%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     17.41%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             6.83%
      FBO 104-32732-16
      Hilda Brandt
      Roland Park Place
      830 W. 40th Street Apt. 359
      Baltimore, MD  21211-2176

      NH Bragg & Sons                 89.34%
      401(K) Profit Sharing Plan
      Lawrence S. Cronkite & John Bragg
      TTEES
      92 Perry Road
      P.O. Box 927
      Bangor, ME  04402-0927

      PRIME B SHARES
      U.S. Clearing Corp.             19.54%
      FBO 111-98315-17
      Thomas J. Bernfeld
      185 West End Avenue, Apt. 21D
      New York, NY  10023-5548

      U.S. Clearing Corp.             12.26%
      FBO 150-90636-14
      Lynn C. Sherrie
      245 Lake Street
      Wilson, NY  14172-9659

      U.S. Clearing Corp.             10.58%
      FBO 221-00085-18
      Walter M. Swiecicki & Cathleen
      Swiecicki
      JT WROS
      119 Old Beekman Road
      Monmouth Junction,  NJ 08852-3114

      U.S. Clearing Corp.             5.81%
      FBO 195-90734-10
      W.P. Fleming
      66500 E. 253 Road
      Grove, OK  74344-6163

      U.S. Clearing Corp.             5.71%
      FBO 131-98122-18
      Elaine B. Odessa
      9 Newman Road
      Pawtucket, RI  02860-6183

      U.S. Clearing Corp.             12.63%
      FBO 166-31108-21
      Frank Catanho, Trustee of the Frank
      Catanho
      1996 Trust - Dated 10/22/96
      22315 Main Street
      Hayward, NY  94541-4006

GROWTH FUND II
      TRUST SHARES
      Gales & Co.                     18.32%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------
      Gales & Co.                     13.31%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     58.71%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

  EQUITY INCOME FUND
      TRUST SHARES
      Gales & Co.                     58.08%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     22.51%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     14.86%
      Fleet Investment Services
      Mutual Funds Unit- NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

INTERNATIONAL EQUITY FUND
      TRUST SHARES
      Gales & Co.                     23.92%
      Fleet Investment Services
      Mutual Funds Unit- NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     31.38%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     35.53%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             76.73%
      FBO 125-98055-11
      Albert F. Twanmo
      6508 81st Street
      Cabin John, MD  20818-1203

      U.S. Clearing Corp.             14.11%
      FBO 136-99157-13
      Jon-Paul Dadaian
      178 Clarken Drive
      West Orange, NJ  07052-3441

      U.S. Clearing Corp.             8.76%
      FBO 200-80589-15
      Mark A Rydell
      Quick & Reilly 401k Plan
      40 Bethesda Park Circle
      Boynton Beach, FL  33435-6613

      PRIME B SHARES
      U.S. Clearing Corp.             72.44%
      FBO 102-59241-17
      Church & Friary of St. Francis of Assisi
      c/o Fr. Peter Brophy, OFM
      135 West 31st Street
      New York, NY  10001-3405

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------
      U.S. Clearing Corp.             5.35%
      FBO 195-90025-13
      Guido Guinasso
      418 College Avenue
      San Francisco, CA  94112-1114

GROWTH & INCOME FUND
      TRUST SHARES
      Gales & Co.                     56.96%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     32.78%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             59.43%
      FBO 113-27816-16
      Pamela M. Fein
      68 Oak Ridge Drive
      Bethany, CT  06524-3118

      U.S. Clearing Corp.             17.98%
      FBO 175-97327-10
      Margaret Ann Gillenwater
      2525 E. Prince Road #23
      Tucson, AZ  85716-1146

      U.S. Clearing Corp.             6.14%
      FBO 114-97798-19
      Dona Schneid
      7909 Venture Center Way #9104
      Boynton Beach, FL  33437-7412

      U.S. Clearing Corp.             8.83%
      FBO 134-93669-12
      Krzysztof Mizura
      26 Perron Road
      Plainville, CT  06062-1100

      PRIME B SHARES
      U.S. Clearing Corp.             29.63%
      FBO 147-97497-13
      Martin Allen Sante
      8858 Moanalua Way
      Diamondhead, MS  39525-3760

      U.S. Clearing Corp.             17.37%
      FBO 103-31744-16
      Irwin Luftig & Elaine Luftig
      6119 Bear Creek Ct.
      Lake Worth, FL  33467-6812

      U.S. Clearing Corp.             16.62%
      FBO 148-28677-18
      Linda M Berke &
      Michael E. Berke JT TEN
      30941 Westwood Road
      Farmington Hills, MI  48331-1466

      U.S. Clearing Corp.             16.21%
      FBO 147-29019-15
      Walter W. Quan
      2617 Skyline Drive
      Lorain, OH  44053-2243

      U.S. Clearing Corp.             6.21%
      FBO 013-90166-12
      Florence G. St. Onge
      34 Cedar Lane
      Warren, RI  02885-2236

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

ASSET ALLOCATION FUND
      TRUST SHARES
      Gales & Co.                     48.98%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     6.80%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             10.96%
      FBO 155-98529-16
      Frederick B. Galt
      616 Vanderlyn Lane
      Slingerlands, NY  12159-9543

      U.S. Clearing Corp.             20.40%
      FBO 175-97327-10
      Margaret Ann Gillenwater
      2525 E. Prince Road #23
      Tucson, AZ  85716-1146

      U.S. Clearing Corp.             31.50%
      FBO 194-97099-17
      James K. Winter
      2523 Greenridge Drive
      Belden, MS  38826-9530

      U.S. Clearing Corp.             7.88%
      FBO 108-98907-17
      Linda Lecessi-Karp
      141 Norwood Avenue
      Malverne, NY  11565-1422

      U.S. Clearing Corp.             6.29%
      FBO 170-02634-19
      Albert Roselli &
      Arlene Roselli JT TEN
      57 Deerpath Lane
      Westfield, MA  01085-1133

      U.S. Clearing Corp.             11.79%
      FBO 170-02647-14
      Frederick J. Roselli &
      Carol A. Roselli JT TEN
      585 North Westfield Street
      Feeding Hills, MA  01030-1217

      U.S. Clearing Corp.             6.95%
      FBO 145-90771-19
      IRA Rollover
      Nicole A. Zielske
      1914 Grayson Ridge Ct.
      Chesterfield, MO  63017-8740

      PRIME B SHARES
      U.S. Clearing Corp.             12.16%
      FBO 138-97818-14
      Carol Y. Foster
      20270 NE Marie Avenue
      Blountstown, FL  32424-1273

      U.S. Clearing Corp.             11.87%
      FBO 102-92974-11
      Ann E. Csernica
      8 Hunter Court
      Egg Harbor Twp., NJ  08234-7390

      U.S. Clearing Corp.             7.91%
      FBO 166-98559-16
      Ann P. Sargent
      422 Los Encinos Avenue
      San Jose, CA  95134-1336

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      U.S. Clearing Corp.             7.68%
      FBO 166-97970-19
      Alicia E. Schober
      10139 Ridgeway Drive
      Cupertino, CA  95014-2658

      U.S. Clearing Corp.             7.05%
      FBO 181-01324-13
      Paul R. Thornton & Karin
      Z. Thornton JT TEN
      1207 Oak Glen Lane
      Sugar Land, TX  77479-6175

      U.S. Clearing Corp.             5.85%
      FBO 013-00189-14
      David Paquin &
      Susan Paquin JT TEN
      Attn: Paul D. Nunes VP
      110 Westminister St. RI/MO/F02G
      Providence, RI  02903-2318

      SMALL COMPANY EQUITY FUND
      TRUST SHARES
      Gales & Co.                     50.00%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      Gales & Co.                     27.05%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      Gales & Co.                     11.02%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      SMALL CAP VALUE FUND
      TRUST SHARES
      Gales & Co.                     36.42%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     33.50%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     21.22%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             49.11%
      FBO 104-32732-16
      Hilda Brandt
      Roland Park Place
      830 W. 40th Street, Apt. 359
      Baltimore, MD  21211-2176

      U.S. Clearing Corp.             16.39%
      FBO 103-97564-14
      IRA Rollover Account
      Thomas X McKenna
      170 Turtle Creek Drive
      Tequesta, FL 33469-1547

      U.S. Clearing Corp.             15.12%
      FBO 103-31296-18
      Edward U. Roddy III
      109 Angler Avenue
      Palm Beach, FL  33480-3101

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      PRIME B SHARES
      U.S. Clearing Corp.             12.99%
      FBO 111-98315-17
      Thomas J. Bernfeld
      185 West End Avenue, Apt. 21D
      New York, NY  10023-5548

      U.S. Clearing Corp.             6.85%
      FBO 233-97395-15
      Rufus O. Eddins
      360 Dominion Circle
      Knoxville, TN  37922-2750

      U.S. Clearing Corp.             6.01%
      FBO 138-30212-17
      Virginia Godenrath T.O.D.
      Robert Godenrath
      5925 Shore Boulevard South #104
      Gulfport, FL  33707-5904

      U.S. Clearing Corp.             5.24%
      FBO 108-98907-17
      Linda Lecessi-Karp
      141 Norwood Avenue
      Malverne, NY  11565-1422

      U.S. Clearing Corp.             6.58%
      FBO 221-97250-13
      Michael A. Veschi
      106 Exmoor Court
      Leesburg, VA  20176-2049

      U.S. Clearing Corp.             8.80%
      FBO 107-30623-23
      Andrejs Zvejnieks
      2337 Christopher Walk
      Atlanta, GA  30327-1110

      U.S. Clearing Corp.             9.63%
      FBO 134-955935-15
      Reenee L. Mayne
      285 Redwood Road
      Manchester, CT  06040-6333

      STRATEGIC EQUITY FUND
      TRUST SHARES
      Gales & Co.                     30.06%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     52.42%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     16.99%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      FIM Funding, Inc.               98.42%
      Attn:  Glen Martin
      150 Federal Street 4th Floor
      Boston, MA  02109

      RETAIL A SHARES

      Fleet Bank, N.A.                8.08%
      Cust For The IRA Plan FBO
      Susan A. Bird
      30 Lafayette Avenue
      Somerset, NJ  08873-2556

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      Striplin Family Trust           5.44%
      Dave Striplin & Kristen Striplin JT
      WROS PDAA
      U/T/A DTD 1-22-2001
      1705 Vista Del Monte
      Auburn, CA  95603-6104

      US Clearing Corp.               6.27%
      FBO 210-00116-14
      Anthony P. Verrico & Antonia
      Verrico JT/TEN
      32 Susan Drive
      Saugus, MA  01906-1238

      US Clearing Corp.               39.22%
      FBO 230-05564-18
      Adelaide Donohue & Matthew
      Donohue JT/TEN
      42 Oceanview Drive
      Southhampton, NY  11968-4216

      RETAIL B SHARES
      FIM Funding, Inc.               11.83%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02109

      US Clearing Corp.               12.42%
      FBO 245-01434-13
      Anthony M. Savoy
      103 Oak Street
      Indian Orchard, MA  01151-1538

      US Clearing Corp.               28.33%
      FBO 245-94856-17
      Daniel Coletti
      465 Lexington Street
      Waltham, MA  02452

      US Clearing Corp.               11.83%
      FBO 108-04359-18
      Raheem Horton
      115 W. Fulton Avenue
      Roosevelt, NY  11575-2026

      US Clearing Corp.               33.95%
      FBO 134-08957-11
      Sergio M. Sevillano &
      Lourdes Colon JT/TEN
      23 Fairwood Farms Road
      West Hartford, CT  06107-3502

      PRIME A SHARES
      FIM Funding, Inc.               99.61%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02109

      PRIME B SHARES
      FIM Funding, Inc.               99.61%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02109

      LARGE CAP VALUE FUND
      TRUST SHARES
      Fleet National Bank             21.26%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      Fleet National Bank             62.73%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      BISYS BD Services Inc.          5.66%
      Fleet Conversion
      P.O. Box 4054
      Concord, CA  94524

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      LARGE CAP GROWTH FUND
      TRUST SHARES
      Fleet National Bank             15.02%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      Fleet National Bank             74.90%
      Attn:  Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      BISYS BD Services Inc.          5.53%
      Fleet Conversion
      P.O. Box 4054
      Concord, CA  94524

      RETAIL A SHARES
      U.S. Clearing Corp.             7.59%
      FBO 236-91311-11
      C/F Peter J. Peff IRA
      PMB 413
      1151 Aquidneck Avenue
      Middletown, RI  02842-5255

      INTERMEDIATE GOVERNMENT INCOME FUND
      TRUST SHARES
      Gales & Co.                     55.93%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     26.79%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     13.41%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      U.S. Clearing Corp.             5.03%
      FBO 209-90200-14
      Joel S. Corriveau
      28 Louise Avenue
      Methuen, MA  01844-3537

      HIGH QUALITY BOND FUND
      TRUST SHARES
      Gales & Co.                     28.05%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     19.60%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     45.19%
      Fleet Investment Services
      Mutual Funds Unit- NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             16.45%
      FBO 103-30971-12
      Doris G. Schack
      FBO- Doris G. Schack Living Trust
      9161 East Evans
      Scottsdale, AZ  85260-7575

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      U.S. Clearing Corp.             43.83%
      FBO 132-90090-11
      IRA Rollover
      Virginia Holmes
      207 Adams Street
      Ithaca, NY  14850-3514

      U.S. Clearing Corp.             8.01%
      FBO 013-02964-11
      Jane L. Grayhurst
      770 Boylston St., Apt. 10G
      Boston, MA  02199-7709

      US Clearing Corp.               31.59%
      FBO 246-90802-18
      Ratimir Pavesic
      65 East India Row Apt. 26G
      Boston, MA  02110-3388

      PRIME B SHARES
      U.S. Clearing Corp.             12.30%
      FBO 119-97697-10
      Ira Zornberg
      4219 Nautilus Avenue
      Brooklyn, NY  11224-1019

      U.S. Clearing Corp.             11.15%
      FBO 147-24459-13
      Jay Robert Klein
      26800 Amhearst Circle #209
      Cleveland, OH  44122-7572

      U.S. Clearing Corp.             14.41%
      FBO 230-02116-18
      Marjorie Dion
      301 Raimond Street
      Yaphank, NY  11980-9725

      U.S. Clearing Corp.             7.85%
      FBO 157-98031-13
      Patricia Fusco
      112 E. Chapel Avenue
      Cherry Hill, NJ  08034-1204

      U.S. Clearing Corp.             6.51%
      FBO 119-11589-12
      Hilja Schein
      264 East 211 Street, Apt. 2D
      Bronx, NY  10467-1528

      U.S. Clearing Corp.             10.72%
      FBO 131-07457-14
      U/A/D 1/29/99
      Petrella Fam Rev Trust #3
      John Petrella Trustee
      39 Cydot Drive
      North Kingstown, RI  02852-5611

      U.S. Clearing Corp.             10.72%
      FBO 131-07459-12
      U/A/D 1/29/99
      Petrella Fam Rev Trust #2
      John Petrella Trustee
      39 Cydot Drive
      North Kingstown, RI  02852-5611

      U.S. Clearing Corp.             5.81%
      FBO 238-97175-19
      Marie Goftfried
      Rollover IRA Account
      6411 Grand Cypress Circle
      Lake North, FL  33463-7363

SHORT-TERM BOND FUND
      Gales & Co.                     22.83%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      Gales & Co.                     38.30%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     32.51%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      Chelsea Police Relief Assoc.    9.01%
      John R. Phillips Treas. &
      Michael McCona Clerk
      180 Crescent Avenue
      Chelsea, MA  02150-3017

      US Clearing Corp.               5.90%
      FBO 236-92074-16
      Willie M. Moye Sr.
      268 Mount Prospect Avenue
      Newark, NJ  07104-2008

TAX-EXEMPT BOND FUND
      TRUST SHARES
      Gales & Co.                     32.36%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     26.76%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     39.05%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      Sylvia Fendler                  13.36%
      72 Brinkerhoff Avenue
      Stamford, CT  06905

      U.S. Clearing Corp.             5.95%
      FBO 978-02869-11
      Carol Guy
      Ali E. Guy
      14 Thomas Street
      Scarsdale, NY  10583-1031

      U.S. Clearing Corp.             5.28%
      FBO 245-07280-15
      Alan Landman
      Box 2339
      Providence, RI  02906-0339

      FISERV Securities Inc.          5.01%
      FAO 13875955
      Attn: Mutual Funds
      One Commerce Square
      2005 Market Street, Suite 1200
      Philadelphia, PA  19103

      FISERV Securities Inc.          6.55%
      FAO 13878082
      Attn: Mutual Funds
      One Commerce Square
      2005 Market Street, Suite 1200
      Philadelphia, PA  19103

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

INTERMEDIATE TAX-EXEMPT BOND FUND
      TRUST SHARES
      Gales & Co.                     10.91%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     85.01%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL A SHARES
      Richard F. Messing              7.12%
      3310 South Ocean Boulevard
      Apt. 532
      Highland Beach, FL  33487

      Charles Schwab & Co. Inc.         31.61%
      Attn: Mutual Funds
      101 Montgomery Street
      San Francisco, CA  94094-4122

      RETAIL B SHARES
      FIM Funding, Inc.               36.53%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02109

      Fleet Bank NA                   32.94%
      Cust of the IRA
      FBO Michael R. Gaulin
      78 St. Joseph St. Unit 7
      Woonsocket, RI  02895

      U.S. Clearing Corp.             30.53%
      FBO 597-06940-13
      Cenelia Perez
      201 Central Avenue
      Englewood, NJ  07631-2214

CONNECTICUT MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.
      Fleet Investment Services       75.95%
      Mutual Funds Unit -
      NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     23.90%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL A SHARES
      U.S. Clearing Corp.             7.33%
      FBO 134-08973-29
      Marquis Restitution Fund
      Charles D. Gersten Trustee
      216 Main Street
      Hartford, NY  06106-1817

      RETAIL B SHARES
      U.S. Clearing Corp.             6.36%
      FBO 245-06995-13
      Hans Hoffmann & Janice Hoffman
      36 Leeway
      Madison, CT  06443-2823

      U.S. Clearing Corp.             6.18%
      FBO 113-05954-14
      Darlene Kirychuk-Francis
      425 North Main Street
      Wallingford, CT  06492-3210

      U.S. Clearing Corp.             12.35%
      FBO 142-04560-12
      Zivko Blude
      60 Colonial Drive
      Stratford, CT  06614-2226

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      U.S. Clearing Corp.             14.35%
      FBO 142-04599-17
      Anthony Fiorello II & L. Ruth Fiorello
      20 Red Fox Road
      Stratford, CT  06614-2239

      U.S. Clearing Corp.             40.16%
      FBO 142-04600-14
      Richard L. Massey
      261 Pomperaug Woods
      Southbury, CT  06483-3501

CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     5.62%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      Gales & Co.                     20.60%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      SEI Trust Company               5.62%
      c/o Webster TR CO
      Attn:  Mutual Fund Administrator
      One Freedom Valley Dr.
      Oaks, PA  19456

      RETAIL A SHARES
      Charles Schwab & Co.            22.96%
      Attn: Mutual Funds
      101 Montgomery Street
      San Francisco, CA  94104-4122

      Kelly F. Shackelford            5.96%
      P.O. Box 672
      New Canaan, CT  06840-0672

      RETAIL B SHARES
      U.S. Clearing Corp.             95.45%
      FBO 221-08330-14
      Cara Pressman
      59 Tilia Court
      Hamilton, NJ  08690-3344

FLORIDA MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     74.00%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     25.10%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

MASSACHUSETTS MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     55.85%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     42.44%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      U.S. Clearing Corp.             73.31%
      FBO 245-09436-14
      Thomas M. Apone
      64 Jacqueline Road #4
      Waltham, MA  02452-4973

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      U.S. Clearing Corp.             7.38%
      FBO 222-00942-19
      Gary P. McGrath & Amy J. McGrath
      JT/TEN
      9 Baldwin Road
      Westford, MA  01886-2063

      U.S. Clearing Corp.             11.81%
      FBO 222-00960-16
      John W. Carroll & Carole A. Carroll
      JT/TEN
      14 Ames Street
      Pepperell, MA  01463

MASSACHUSETTS INTERMEDIATE MUNICIPAL
BOND FUND
      TRUST SHARES
      Gales & Co.                     76.78%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     22.84%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      U.S. Clearing Corp.             9.82%
      FBO 210-00232-013
      Kathleen McLaughlin
      370 Charles River Road
      Watertown, MA  02472-2738

      U.S. Clearing Corp.             21.37%
      FBO 136-35267-14
      Margaret A. Geraghty
      253 Needham Street
      Dedham, MA  02026-7018

      U.S. Clearing Corp.             7.12%
      FBO 222-00665-14
      Michael Ashmore & Ann M. Evans-
      Ashmore JT/TEN
      345 Sargent Road
      Boxborough, MA  01719-1203

      US Clearing Corp.               19.05%
      FBO 222-00850-19
      Edwin M. Leung & Daphne Y. Chu
      JT/TEN
      15 Canterbury Lane
      Groton, MA  01450-4242

CORPORATE BOND FUND
      TRUST SHARES
      Gales & Co.                     24.13%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     42.54%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     25.25%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

RHODE ISLAND MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     78.29%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      Gales & Co.                     21.06%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL A SHARES
      Gales & Co.                     33.74%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     16.61%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      James R. McCulloch              5.96%
      c/o Microfibre
      P.O. Box 1208
      Pawtucket, RI  02862-1208

      RETAIL B SHARES
      U.S. Clearing Corp.             35.82%
      FBO 247-00404-17
      Phyllis J. Silverstein
      28 Kennedy Blvd.
      Lincoln, RI  02865-3602

      U.S. Clearing Corp.             10.14%
      FBO 247-00732-10
      Jose A Severino
      22 Set-N-Sun Drive
      Hope, RI  02831-1830

      U.S. Clearing Corp.             10.12%
      FBO 131-08123-16
      Anastasia Tsonos
      12 Nevada Avenue
      Rumford, RI  02916-2407

      U.S. Clearing Corp.             25.36%
      FBO 247-00882-18
      Lillian M. Crepeau
      16 Wagon Road
      Cumberland, RI  02864

      U.S. Clearing Corp.             14.95%
      FBO 131-07752-16
      Dina N. Cote
      20 Taber Avenue
      Providence, RI  02906-4111

NEW YORK MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     63.23%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     31.23%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES

      U.S. Clearing Corp.             31.43%
      FBO 978-00592-19
      Michelina Pezzulo
      Joseph Pezzulo
      249 Crescent Place
      Yonkers,  NY 10704-1628

      U.S. Clearing Corp.             41.68%
      FBO 245-01932-10
      Robert A. Miller
      130 Greenwood Street
      Canisteo, NY  14823-1234

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      U.S. Clearing Corp.             8.26%
      FBO 116-02797-15
      Michael F. Mucia
      222 Manitan Road
      Cayuga, NY  13034-4117

NEW JERSEY MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     37.08%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     52.19%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     8.44%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL A SHARES
      U.S. Clearing Corp.             15.13%
      FBO 979-10688-11
      John J. Delucca
      314 Ardmore Road
      Ho Ho Kus, NJ  07423-1110

      U.S. Clearing Corp.             9.45%
      FBO 979-14430-14
      John R. Wright & Maria N. Wright
      JTTEN
      706 Princeton Kingston Road
      Princeton, NJ  08540-4124

      RETAIL B SHARES
      FIM Funding, Inc.               14.57%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02110

      U.S. Clearing Corp.             36.40%
      FBO 597-09005-19
      Chaia-Lin Sung Lee & Diana S. Lee
      JT/TEN
      P.O. Box 291
      Tenafly, NJ  07670-0291

      U.S. Clearing Corp.             49.02%
      FBO 597-09212-18
      Antoun Khouri
      T.O.D. Marie Shaleesh
      358 Mountain Road
      Englewood, NJ  07631-3727

PENNSYLVANIA MUNICIPAL BOND FUND
      TRUST SHARES
      Fleet National Bank             45.40%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      Fleet National Bank             36.62%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      Northeast Pennsylvania
      Trust Co.                       6.55%
      William C. Kringe
      Rhoda Lescowitch & Joanne Yachera
      Auth Officers
      31 W. Broad Street
      Hazelton, PA  18201-6407

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      SEI Private Trust Co.           8.13%
      c/o Philadelphia Trust Co.
      Attn: Mutual Fund Administrator
      1 Freedom Valley Dr.
      Oaks, PA  19456

      PRIME RESERVES
      U.S. Clearing Corp.             100.00%
      26 Broadway
      New York, NY  10004-1703

      GOVERNMENT RESERVES
      U.S. Clearing Corp.             100.00%
      26 Broadway
      New York, NY  10004-1703

      TAX-EXEMPT RESERVES
      U.S. Clearing Corp.             100.00%
      26 Broadway
      New York, NY  10004-1703

         As of February 5, 2002, the name, address and percentage ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Trust Shares (Class I Shares of the Institutional Money Market, Institutional Treasury Money Market and Institutional Government Money Market Funds) of each of Galaxy's investment portfolios were as follows:


                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

MONEY MARKET FUND
      Stable Asset Fund
      c/o Norstar Trust Company
      Gales & Co.
      159 East Main
      Rochester, NY 14638             6.37%

GOVERNMENT MONEY MARKET FUND
      AMS Trust Account
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             6.09%

U.S. TREASURY MONEY MARKET FUND
      Loring Walcott Client Sweep Acct
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             19.34%

EQUITY GROWTH FUND
      Fleet Savings Plus-Equity Growth
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             22.45%

      Nusco Retiree Health VEBA Trust
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             6.97%

INTERNATIONAL EQUITY FUND
      Fleet Savings Plus-Intl Equity
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             12.03%

STRATEGIC EQUITY FUND
      Perstorp Retirement Trust
      c/o Fleet Financial Group
      159 East Main
      Rochester, NY 14638             14.69%

HIGH QUALITY BOND FUND
      Fleet Savings Plus Plan -HQ Bond
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             13.58%

ASSET ALLOCATION FUND
      Fleet Savings Plus-Asset Allocation
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             30.67%

SMALL COMPANY EQUITY FUND
      Fleet Savings Plus-Small Company
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             39.13%

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

TAX-EXEMPT BOND FUND
      Nusco Retiree Health VEBA Trust
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             32.05%

CONNECTICUT MUNICIPAL BOND FUND
      Doris C. Bullock Trust Cust.
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             5.38%

MASSACHUSETTS MUNICIPAL BOND FUND
      Jeffrey or Gail Press IMA
      c/o  Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             6.82%

GROWTH & INCOME FUND
     Fleet Savings Plus-Grth Income
     c/o Norstar Trust Co.
     Gales & Co.
     159 East Main
     Rochester, NY 14638              52.09%

SMALL CAP VALUE FUND
      FBF Penison Plan - Misc Assets
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             13.73%

      CVS Inc. 401(K) P/S SCV
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             11.50%

      CVS Inc 401(K) P/S Pln Aggressive
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             5.37%

INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
      Transwitch Cap Focus Acct
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             8.24%

      Susan Morse-Hilles Trust
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             7.80%

      Aeroflex Inc. Cap Focus
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             6.47%

RHODE ISLAND MUNICIPAL BOND FUND
      CP Pritchard TR GST Non-Exempt
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             12.95%

INSTITUTIONAL MONEY MARKET FUND
      NJ Guarantee
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             7.28%

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      Liposome I/M
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             5.26%

      SSC Investments
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638            5.02%

FLORIDA MUNICIPAL BOND FUND
      Michael C Kent Trust Agency
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638            11.83%

      C Pritchard TR B SH LP Hess
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638            5.75%

      William M. Wood Trust
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638            5.49%

PENNSYLVANIA MUNICIPAL BOND FUND
      Morse, William Sr.
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638            5.65%

                              FINANCIAL STATEMENTS

         Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2001 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal years ended October 31, 2001, 2000 and 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The information in the Annual Report for the fiscal years ended on or before October 31, 1998 was audited by Galaxy's former auditors.

                                   APPENDIX A
                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


         "D" - Securities are in actual or imminent payment default.


LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:


         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             - Positive means that a rating may be raised.
             - Negative means that a rating may be lowered.
             - Stable means that a rating is not likely to change.
             - Developing means a rating may be raised or lowered.
             - N.M. means not meaningful.

MOODY'S

        WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS


         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:


         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

         As stated above, the Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.       INTEREST RATE FUTURES CONTRACTS

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

         EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

         Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.      MARGIN PAYMENTS

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 2002

GALAXY TAX-EXEMPT BOND FUND                                 RETAIL A SHARES,
GALAXY NEW JERSEY MUNICIPAL BOND FUND                       RETAIL B SHARES AND
GALAXY NEW YORK MUNICIPAL BOND FUND                         TRUST SHARES
GALAXY CONNECTICUT MUNICIPAL BOND FUND
GALAXY MASSACHUSETTS MUNICIPAL BOND FUND
GALAXY RHODE ISLAND MUNICIPAL BOND FUND
GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND
GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
GALAXY PENNSYLVANIA MUNICIPAL BOND FUND
GALAXY FLORIDA MUNICIPAL BOND FUND                          SHARES

     This Statement of Additional Information is not a prospectus. It relates to the prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses, as well as the Funds' Annual Report to Shareholders dated October 31, 2001 (the "Annual Report"), may be obtained without charge by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520
or by calling 1-877-289-4252

Current Prospectuses

- Prospectus for Retail A Shares and Retail B Shares of the Funds dated February 28, 2002
- Prospectus for Trust Shares/Shares of the Funds dated February 28, 2002


     The audited financial statements included in the Annual Report and the report of Ernst & Young LLP, The Galaxy Fund's independent auditors, contained in the Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of the Annual Report are incorporated by reference.

     The Pennsylvania Municipal Bond Fund commenced operations as a separate portfolio (the "Predecessor Pillar Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of The Galaxy Fund. The financial statements included in the Predecessor Pillar Fund's Annual Report dated December 31, 2000 and the related report of Arthur Andersen LLP, the Predecessor Pillar Fund's former independent auditors, are incorporated herein by reference in the section "Financial Statements." No other portions of the Annual Report are incorporated by reference.

     The Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Florida Municipal Bond Fund commenced operations as separate portfolios (the "Predecessor Boston 1784 Funds") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Funds were reorganized as new portfolios of The Galaxy Fund. The financial statements included in the Predecessor Boston 1784 Funds' Annual Report dated May 31, 2000 and the related report of PricewaterhouseCoopers LLP, the Predecessor Boston 1784 Funds' former independent accountants, are incorporated herein by reference in the section "Financial Statements." No other portions of the Predecessor Boston 1784 Funds' Annual Report are incorporated by reference.

                                TABLE OF CONTENTS


                                                                         PAGE

GENERAL INFORMATION                                                        1
DESCRIPTION OF GALAXY AND ITS SHARES                                       2
INVESTMENT STRATEGIES, POLICIES AND RISKS                                  5
    Tax-Exempt Bond Fund                                                   5
    New Jersey Municipal Bond Fund                                         6
    New York Municipal Bond Fund                                           6
    Connecticut Municipal Bond Fund                                        7
    Massachusetts Municipal Bond Fund                                      7
    Rhode Island Municipal Bond Fund                                       8
    Intermediate Tax-Exempt Bond Fund                                      8
    Connecticut Intermediate Municipal Bond Fund                           9
    Massachusetts Intermediate Municipal Bond Fund                         9
    Florida Municipal Bond Fund                                           10
    Pennsylvania Municipal Bond Fund                                      10
    Special Considerations and Risks                                      11
    Investment Quality                                                    11
    General Risk Consideration                                            12
    Other Investment Policies and Risk Considerations                     12
    U.S. Government Obligations and Money Market Instruments              13
    Variable and Floating Rate Obligations                                15
    Municipal Securities                                                  15
    Stand-by Commitments                                                  18
    Private Activity Bonds                                                19
    Repurchase and Reverse Repurchase Agreements                          19
    Securities Lending                                                    20
    Investment Company Securities                                         21
    Custodial Receipts and Certificates of Participation                  21
    Derivative Securities                                                 22
    When-Issued, Forward Commitment and Delayed Settlement Transactions   28
    Asset-Backed Securities                                               29
    Mortgage-Backed Securities                                            30
    Convertible Securities                                                31
    Guaranteed Investment Contracts                                       32
    Bank Investment Contracts                                             33
    Loan Participations                                                   33
    STRIPS                                                                33
    Zero Coupon Securities                                                34
    Pay-In-Kind Securities                                                34
    Structured Investments                                                34
    Yankee Obligations                                                    35
    Special Considerations Relating to New Jersey Municipal Securities    35
    Special Considerations Relating to New York Municipal Securities      38
    Special Considerations Relating to Connecticut Municipal Securities   53

                                        i

                                                                         PAGE

    Special Considerations Relating to Massachusetts Municipal Securities 56
    Special Considerations Relating to Rhode Island Municipal Securities  57
    Special Considerations Relating to Florida Municipal Securities       58
    Special Considerations Relating to Pennsylvania Municipal Securities  62
    Portfolio Turnover                                                    67
INVESTMENT LIMITATIONS                                                    67
VALUATION OF PORTFOLIO SECURITIES                                         73
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                            73
    Purchases of Retail A Shares and Retail B Shares                      74
    General                                                               74
    Customers of Institutions                                             74
    Applicable Sales Charge -- Retail A Shares                            75
    Computation of Offering Price - - Retail A Shares                     77
    Quantity Discounts                                                    78
    Applicable Sales Charge - Retail B Shares                             80
    Characteristics of Retail A Shares and Retail B Shares                81
    Factors to Consider When Selecting Retail A Shares or Retail B Shares 82
    Purchases of Trust Shares and Shares of the Florida Municipal Bond
    Fund                                                                  83
    Other Purchase Information                                            84
    Redemptions                                                           84
INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES                   85
    Exchange Privilege                                                    85
    Automatic Investment Program and Systematic Withdrawal Plan           86
    Payroll Deduction Program                                             86
    College Investment Program                                            87
    Direct Deposit Program                                                87
TAXES                                                                     87
    State and Local                                                       89
    Taxation of Certain Financial Instruments                             92
    Miscellaneous                                                         93
TRUSTEES AND OFFICERS                                                     94
    Standing Board Committees                                             96
    Trustee Ownership of Fund Shares                                      96
    Board Compensation                                                    97
    Shareholder and Trustee Liability                                     99
INVESTMENT ADVISER                                                        99
    Annual Board Approval of Investment Advisory Agreement               103
ADMINISTRATOR                                                            104
CUSTODIAN AND TRANSFER AGENT                                             107
EXPENSES                                                                 108
PORTFOLIO TRANSACTIONS                                                   108
SHAREHOLDER SERVICES PLAN                                                109
DISTRIBUTION PLANS                                                       111

                                       ii

                                                                         PAGE

    Retail A Shares - Distribution Plan - Pennsylvania Municipal
    Bond Fund                                                            111
    Retail B Shares - Distribution and Service Plan                      111
    Both Plans                                                           113
DISTRIBUTOR                                                              114
AUDITORS                                                                 116
COUNSEL                                                                  117
CODES OF ETHICS                                                          118
PERFORMANCE AND YIELD INFORMATION                                        118
    Performance Reporting                                                133
MISCELLANEOUS                                                            134
FINANCIAL STATEMENTS                                                     156
APPENDIX A                                                               A-1
APPENDIX B                                                               B-1

                              GENERAL INFORMATION

     This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses for Trust Shares, Retail A Shares and Retail B Shares of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Pennsylvania Municipal Bond, Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds and Shares of the Florida Municipal Bond Fund. The Tax-Exempt Bond Fund also offers Prime A Shares and Prime B Shares, which are described in a separate statement of additional information and related prospectus. As of the date of this Statement of Additional Information, the Pennsylvania Municipal Bond Fund had not commenced its offering of Retail A Shares and Retail B Shares. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.

     The Pennsylvania Municipal Bond Fund commenced operations as separate portfolio (the "Predecessor Pennsylvania Municipal Bond Fund" or "Predecessor Pillar Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of The Galaxy Fund (the "Pillar Reorganization"). Prior to the Pillar Reorganization, the Predecessor Pillar Fund offered and sold shares of beneficial interest that were similar to The Galaxy Fund's Trust Shares and Retail A Shares.

     The Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds commenced operations as separate portfolios (each a "Predecessor Boston 1784 Fund," and collectively, the "Predecessor Boston 1784 Funds") of the Boston 1784 Funds. On June 26, 2000, each Predecessor Boston 1784 Fund was reorganized as a new portfolio of The Galaxy Fund (the Boston 1784 "Reorganization"). Prior to the Boston 1784 Reorganization, the Predecessor Boston 1784 Funds offered and sold one class of shares. In connection with the Boston 1784 Reorganization, shareholders of the Predecessor Boston 1784 Funds exchanged their shares for Shares, Trust Shares and/or BKB Shares of the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Florida Municipal Bond Fund, respectively. Shareholders of the Predecessor Boston 1784 Funds who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Shares or Trust Shares of the Funds. BKB Shares were issued to shareholders of the Predecessor Boston 1784 Funds who were not eligible to receive Trust Shares at the time of the Boston 1784 Reorganization. On June 26, 2001, BKB Shares of the Funds converted into Retail A Shares upon a finding by the Board of Trustees of The Galaxy Fund at a meeting held on May 31, 2001 that such conversion was in the best interest of the holders of BKB Shares.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY,

OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                      DESCRIPTION OF GALAXY AND ITS SHARES

     The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in forty investment portfolios:
Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund, Florida Municipal Bond Fund and Pennsylvania Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.

     Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class M - Series 1 shares (Trust Shares), Class M - Series 2 shares (Retail A Shares), Class M - Series 3 shares (Retail B Shares), Class M - Series 4 shares (Prime A Shares) and Class M - Series 5 shares (Prime B Shares), each series representing interests in the Tax-Exempt Bond Fund; Class O - Series 1 shares (Trust Shares), Class O - Series 2 shares (Retail A Shares) and Class O - Series 3 shares (Retail B Shares), each series representing interests in the New York Municipal Bond Fund; Class P - Series 1 shares (Trust Shares), Class P - Series 2 shares (Retail A Shares) and Class P - Series 3 shares (Retail B Shares), each series representing interests in the Connecticut Municipal Bond Fund; Class Q -

Series 1 shares (Trust Shares), Class Q - Series 2 shares (Retail A Shares) and Class Q - Series 3 shares (Retail B Shares), each series representing interests in the Massachusetts Municipal Bond Fund; Class R - Series 1 shares (Trust Shares), Class R - Series 2 shares (Retail A Shares) and Class R - Series 4 shares (Retail B Shares), each series representing interests in the Rhode Island Municipal Bond Fund; Class Y - Series 1 shares (Trust Shares), Class Y - Series 2 shares (Retail A Shares) and Class Y - Series 3 shares (Retail B Shares), each series representing interests in the New Jersey Municipal Bond Fund; Class II shares (Shares), representing interests in the Florida Municipal Bond Fund; Class JJ - Series 1 shares (Trust Shares), Class JJ - Series 2 shares (Retail A Shares) and Class JJ - Series 4 shares (Retail B Shares), each series representing interests in the Intermediate Tax-Exempt Bond Fund; Class KK - Series 1 shares (Trust Shares), Class KK - Series 2 shares (Retail A Shares) and Class KK - Series 4 shares (Retail B Shares), each series representing interests in the Connecticut Intermediate Municipal Bond Fund; Class LL - Series 1 shares (Trust Shares), Class LL - Series 2 shares (Retail A Shares) and Class LL - Series 4 shares (Retail B Shares), each series representing interests in the Massachusetts Intermediate Municipal Bond Fund; and Class TT-Series 1 shares (Trust Shares), Class TT-Series 2 shares (Retail A Shares) and Class TT-Series 3 shares (Retail B Shares), each series representing interests in the Pennsylvania Municipal Bond Fund. The Tax-Exempt Bond and Intermediate Tax-Exempt Bond Funds are classified as diversified companies and the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Connecticut Intermediate Municipal Bond, Massachusetts Municipal Bond, Massachusetts Intermediate Municipal Bond, Florida Municipal Bond, Rhode Island Municipal Bond and Pennsylvania Municipal Bond Funds are classified as non-diversified companies under the Investment Company Act of 1940, as amended (the "1940 Act").

     Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares and Prime B Shares) bear pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares) and holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" and "Distribution Plans" below.

     In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Retail A Shares of a Fund (except the Pennsylvania Municipal Bond Fund) and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares, only Retail A Shares of the Pennsylvania Municipal Bond Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution Plan for Retail A Shares of such Fund, and only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

     Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.


     Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by the 1940 Act, the Securities Act of 1933, as amended (the "1933 Act") or other applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

     Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectuses may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below in the description of each Fund's investment policies and strategies and under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

TAX-EXEMPT BOND FUND

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Tax-Exempt Bond Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular federal income tax (including the federal alternative minimum tax) ("Municipal Securities"), primarily bonds (at least 65% under normal market conditions).

     See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Tax-Exempt Bond Fund.

NEW JERSEY MUNICIPAL BOND FUND

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the New Jersey Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities. The Fund expects that except during temporary defensive periods or when, in Fleet's opinion, suitable obligations are unavailable for investment, at least 65% of the Fund's net assets will be invested in Municipal Securities issued by or on behalf of the State of New Jersey, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers (which may include issuers located outside New Jersey such as Puerto Rico), the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax (including the federal alternative minimum tax) and New Jersey personal income tax ("New Jersey Municipal Securities"). See "Other Investment Policies and Risk Considerations - Special Considerations Relating to New Jersey Municipal Securities" below for a discussion of certain risks in investing in New Jersey Municipal Securities. Dividends derived from interest on Municipal Securities other than New Jersey Municipal Securities will generally be exempt from regular federal income tax but may be subject to New Jersey personal income tax (including the federal alternative minimum tax). See "Taxes" below.

     See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the New Jersey Municipal Bond Fund.

NEW YORK MUNICIPAL BOND FUND

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the New York Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities, primarily (at least 65% of net assets under normal market conditions) in Municipal Securities issued by or on behalf of the State of New York, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers (which may include issuers located outside New York such as Puerto Rico), the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax (including the federal alternative minimum tax) and New York State and New York City personal income tax ("New York Municipal Securities"). See "Other Investment Policies and Risk Considerations - Special Considerations Relating to New York Municipal

Securities" below for a discussion of certain risks in investing in New York Municipal Securities. Dividends derived from interest on Municipal Securities other than New York Municipal Securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to New York State and New York City personal income tax. See "Taxes" below.

     See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the New York Municipal Bond Fund.

CONNECTICUT MUNICIPAL BOND FUND

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Connecticut Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities, primarily (at least 65% of net assets under normal market conditions) in Municipal Securities issued by or on behalf of the State of Connecticut, its political sub-divisions, or any public instrumentality, state or local authority, district or similar public entity created under the laws of Connecticut and certain other governmental issuers (which may include issuers located outside Connecticut such as Puerto Rico), the interest on which is, in the opinion of qualified legal counsel, exempt from regular federal income tax (including the federal alternative minimum tax) and from Connecticut personal income tax by virtue of federal law ("Connecticut Municipal Securities"). See "Special Considerations Relating to Connecticut Municipal Securities" below, for a discussion of certain risks in investing in Connecticut Municipal Securities. Dividends derived from interest on Municipal Securities other than Connecticut Municipal Securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but subject to Connecticut personal income tax. See "Taxes" below.

     See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Connecticut Municipal Bond Fund.

MASSACHUSETTS MUNICIPAL BOND FUND

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Massachusetts Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities, primarily (at least 65% of net assets under normal market conditions) in Municipal Securities issued by or on behalf of the Commonwealth of Massachusetts, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers (which may include issuers located outside Massachusetts such as Puerto Rico), the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax (including the federal alternative minimum tax) and Massachusetts personal income tax ("Massachusetts Municipal Securities"). See "Other

Investment Policies and Risk Considerations - Special Considerations Relating to Massachusetts Municipal Securities" below for a discussion of certain risks in investing in Massachusetts Municipal Securities. Dividends derived from interest on Municipal Securities other than Massachusetts Municipal Securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to Massachusetts personal income tax. See "Taxes" below.

     See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Massachusetts Municipal Bond Fund.

RHODE ISLAND MUNICIPAL BOND FUND

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Rhode Island Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities, primarily (at least 65% of net assets under normal market conditions) in Municipal Securities issued by or on behalf of the State of Rhode Island, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers (which may include issuers located outside Rhode Island such as Puerto Rico), the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income taxes (including the federal alternative minimum tax) and Rhode Island personal income taxes ("Rhode Island Municipal Securities"). See "Other Investment Policies and Risk Considerations - Special Consideration Relating to Rhode Island Municipal Securities" below for a discussion of certain risks in investing in Rhode Island Municipal Securities. Dividends derived from interest on Municipal Securities other than Rhode Island Municipal Securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to Rhode Island personal income tax. See "Taxes" below.

     See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Rhode Island Municipal Bond Fund.

INTERMEDIATE TAX-EXEMPT BOND FUND

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Intermediate Tax-Exempt Bond Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities, primarily bonds (at least 65% of net assets under normal market conditions). The Fund may comply with this 80% policy by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets.

     See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Intermediate Tax-Exempt Bond Fund.

CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Connecticut Intermediate Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities, primarily (at least 65% of net assets under normal market conditions) in Connecticut Municipal Securities. The Fund may comply with these 80% and 65% policies by investing in a partnership, trust or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets. See "Special Considerations Relating to Connecticut Municipal Securities" below, for a discussion of certain risks in investing in Connecticut Municipal Securities. Dividends derived from interest on Municipal Securities other than Connecticut Municipal Securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but subject to Connecticut personal income tax. See "Taxes" below.

     See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Connecticut Intermediate Municipal Bond Fund.

MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Massachusetts Intermediate Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities, primarily (at least 65% of net assets under normal market conditions) in Massachusetts Municipal Securities. The Fund may comply with these 80% and 65% policies by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets. See "Other Investment Policies and Risk Considerations - Special Considerations Relating to Massachusetts Municipal Securities" below for a discussion of certain risks in investing in Massachusetts Municipal Securities. Dividends derived from interest on Municipal Securities other than Massachusetts Municipal Securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to Massachusetts personal income tax. See "Taxes" below.

     See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Massachusetts Intermediate Municipal Bond Fund.

FLORIDA MUNICIPAL BOND FUND

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Florida Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities, primarily (normally, at least 65% of net assets under normal market conditions) in Municipal Securities issued by or on behalf of the State of Florida, its political sub-divisions, authorities, agencies, instrumentalities and corporations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income taxes (including the federal alternative minimum tax), and that are exempt from Florida intangible personal property tax ("Florida Municipal Securities"). The Fund may comply with these 80% and 65% policies by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets. See "Other Investment Policies and Risk Considerations - Special Considerations Relating to Florida Municipal Securities" below for a discussion of certain risks in investing in Florida Municipal Securities. Dividends derived from interest on Municipal Securities other than Florida Municipal Securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to Florida intangible personal property tax. See "Taxes" below.

     See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Florida Municipal Bond Fund.

PENNSYLVANIA MUNICIPAL BOND FUND

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Pennsylvania Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities, primarily in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers (which may include issuers located outside Pennsylvania), the interest on which is exempt from both federal income tax (including the federal alternative minimum tax) and Pennsylvania state income tax ("Pennsylvania Municipal Securities"). See "Other Investment Policies and Risk Considerations" below - Special Considerations Relating to Pennsylvania Municipal Securities" below for a discussion of certain risks in investing in Pennsylvania Municipal Securities. Dividends derived from interest on Municipal Securities other than Pennsylvania Municipal

Securities will generally be exempt from regular federal income tax but may be subject to Pennsylvania state income tax. See "Taxes" below.

     See "Special Considerations and risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Pennsylvania Municipal Bond Fund.

     The Fund may invest in commitments to purchase Municipal Securities on a "when-issued" basis, and reserves the right to engage in "stand-by commitment" transactions. The Fund may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings described below under "Special Considerations and Risks - Investment Quality."

                        SPECIAL CONSIDERATIONS AND RISKS

INVESTMENT QUALITY

     Municipal Securities purchased by the Funds will consist primarily of issues which are rated at the time of purchase within the four highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or unrated instruments determined by Fleet to be of comparable quality. Municipal Securities rated within the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") are considered to be investment grade. Municipal Securities rated in the lowest of the four highest rating categories assigned by S&P or Moody's are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade Municipal Securities. Such Municipal Securities will be purchased (and retained) only when Fleet believes the issuers have an adequate capacity to pay interest and repay principal. If the ratings of a particular Municipal Security purchased by a Fund are subsequently downgraded below the four highest ratings categories assigned by S&P or Moody's, such factor will be considered by Fleet in its evaluation of the overall merits of that Municipal Security, but such ratings will not necessarily result in an automatic sale of the Municipal Security unless the Municipal Security, together with any other securities held by the Fund that are rated below investment grade, exceed 5% of the Fund's net assets. Under normal market and economic conditions, at least 65% of each Fund's total assets will be invested in Municipal Securities rated in the three highest rating categories assigned by S&P or Moody's. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

     In addition to the investment grade municipal bonds described above, Municipal Securities that the Pennsylvania Municipal Bond Fund may purchase include: (i) municipal notes which are rated at least SP-1 by S&P or MIG-1 or V-MIG-1 by Moody's at the time of investment or, if not rated, determined by Fleet to be of comparable quality; and (ii) tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's at the time of investment or, if not rated, determined by Fleet to be of comparable quality.

GENERAL RISK CONSIDERATION

     Generally, the market value of fixed income securities, such as Municipal Securities, in the Funds can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Funds, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Fund's net asset value.

     Although no Fund presently intends to do so on a regular basis, each Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by Fleet. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

     The New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Connecticut Intermediate Municipal Bond, Massachusetts Municipal Bond, Massachusetts Intermediate Municipal Bond, Florida Municipal Bond, Rhode Island Municipal Bond and Pennsylvania Municipal Bond Funds are classified as non-diversified companies under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

     Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

     Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in money market instruments, including but not limited to bank obligations, commercial paper and corporate bonds.

     Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

     U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

     Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by the Funds in non-negotiable time deposits are limited to no more than

5% of each Fund's total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations." For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

     Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

     Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

     Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.


     The Pennsylvania Municipal Bond Fund may invest in commercial paper issued by corporations and other entities without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of the Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if Fleet has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Pennsylvania Municipal Bond Fund may also purchase Rule 144A securities. See "Investment Limitations" below.


VARIABLE AND FLOATING RATE OBLIGATIONS

     The Funds may purchase variable and floating rate instruments. If such an instrument is not rated, Fleet must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand.

     In determining average weighted portfolio maturity an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can receive payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment.

MUNICIPAL SECURITIES

     Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

     The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

     Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

     There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

     Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

     Municipal Securities that may be purchased by the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond, Florida Municipal Bond and Pennsylvania Municipal Bond Funds include participation certificates in leases, installment purchase contracts, or conditional sales contracts ("lease obligations") entered into by states or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing and may not be as marketable as more conventional securities. To the extent these securities are illiquid, they are subject to each Fund's applicable limitation on illiquid securities described under "Investment Limitations" below.

     Certificates of participation represent undivided interests in lease payments by a governmental or nonprofit entity. A lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations. To alleviate potential liquidity problems with respect to these investments, a Fund may enter into remarketing agreements which may provide that the seller or a third party will repurchase the obligation within seven days after demand by the Fund and upon certain conditions such as the Fund's payment of a fee.

     Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described above under "U.S. Government Obligations and Money Market Instruments," letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

     The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

     Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, commercial paper, construction loan notes and other forms of short-term loans that, with respect to the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds, are rated in the two highest rating categories assigned by a Rating Agency with respect to such instruments or, if unrated, determined by Fleet to be of comparable quality. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Prospectuses.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

STAND-BY COMMITMENTS

     Each Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

     Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased by a Fund. However, without a stand-by commitment, these securities could be more difficult to sell. A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment,

Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

     Although there is no limit on the percentage of portfolio securities that the Pennsylvania Municipal Bond Fund may purchase subject to stand-by commitments, the amount paid directly or indirectly for all standby commitments, which are not integral parts of the security as originally issued, held by the Fund will not exceed 0.5% of the Fund's total assets calculated immediately after acquisition.

PRIVATE ACTIVITY BONDS

     Each Fund may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal conditions, will not exceed 20% of a Fund's total assets when added together with any taxable investments held by the Fund.

     Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Under normal conditions, the Pennsylvania Municipal Bond Fund's investments in private activity bonds will not exceed 10% of the Fund's total assets. The Fund has no present intention of investing in private activity bonds.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the Funds' limitations on investments in illiquid securities described under "Investment Limitations" below.

     The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Income on repurchase agreements is taxable. Investments by the Funds in repurchase agreements will be, under normal market conditions, subject to each Fund's 20% overall limit on taxable obligations.

     The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Each Fund (except the Pennsylvania Municipal Bond Fund) may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING

     Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by a Fund would be invested in high quality, short-term money market instruments. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

     The Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, provided, however, that the Tax-Exempt Bond Fund may only invest in securities of other investment companies which invest in high quality short-term Municipal Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method.

     The Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may invest in securities issued by other investment companies and foreign investment trusts. Each Fund may also invest up to 5% of its total assets in closed-end investment companies that primarily hold securities of non-U.S. issuers.

     The Pennsylvania Municipal Bond Fund may invest up to 10% of its total assets in securities issued by other open-end or closed-end investment companies. In addition, certain investment companies may issue securities that are considered structured securities. See "Structured Investments" below. Investments in closed-end investment companies may involve the payment of substantial premiums above the net asset value of the securities issued by such investment companies.

     Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION

     Securities acquired by the Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Funds may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives a Fund an undivided interest in a pool of Municipal Securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, Fleet will have determined that the instrument is of comparable quality to those instruments in which the Funds may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, a Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

DERIVATIVE SECURITIES

     The Funds (other than the Pennsylvania Municipal Bond Fund) may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, municipal bond index and interest rate futures, put and call options and certain asset-backed and mortgage-backed securities.

     Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Funds will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

     Fleet will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities.

     OPTIONS -- INTERMEDIATE TAX-EXEMPT BOND FUND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND AND FLORIDA MUNICIPAL BOND

FUND. Each of the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may write covered call options from time to time on its assets as determined by Fleet to be appropriate in seeking to achieve such Fund's investment objective, provided that the aggregate value of such options may not exceed 10% of such Fund's net assets as of the time such Fund enters into such options. The Funds may write covered call options for hedging purposes only and will not engage in option writing strategies for speculative purposes.

     The purchaser of a call option has the right to buy, and the writer (in this case a Fund) of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period. The advantage to a Fund of writing covered calls is that the Fund receives a premium for writing the call, which is additional income. However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security.

     During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction.

     A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the Fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid, even though, in economic terms, such gain may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the Fund's tax basis in the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

     The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

     Each of these Funds will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or a call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

     FUTURES CONTRACTS -- TAX-EXEMPT BOND FUND, NEW JERSEY MUNICIPAL BOND FUND, NEW YORK MUNICIPAL BOND FUND, CONNECTICUT MUNICIPAL BOND FUND, MASSACHUSETTS MUNICIPAL BOND FUND AND RHODE ISLAND MUNICIPAL BOND FUND. Each Fund may purchase and sell municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

     Each Fund may also enter into contracts for the future delivery of fixed income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

     The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC").

The purchase of futures instruments in connection with securities which the Funds intend to purchase will require an amount of cash or other liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. Each Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of each Fund's total assets may be covered by such contracts.

     Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable. Additional information concerning futures transactions is contained in Appendix B to this Statement of Additional Information.

     FUTURES CONTRACTS -- INTERMEDIATE TAX-EXEMPT BOND FUND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND AND FLORIDA MUNICIPAL BOND FUND. Subject to applicable laws, each of the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Florida Municipal Bond Fund may enter into bond and interest rate futures contracts. The Funds intend to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. A "sale" of a futures contract entails a contractual obligation to deliver the underlying securities called for by the contract, and a "purchase" of a futures contract entails a contractual obligation to acquire such securities, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, which is a member of an appropriate exchange designated as a "contract market" by the Commodity Futures Trading Commission ("CFTC").

     When a Fund purchases or sells a futures contract, Galaxy must allocate assets of that Fund as an initial deposit on the contract. The initial deposit may be as low as approximately 5% or less of the value of the contract. The futures contract is marked to market daily thereafter and the Fund may be required to pay or entitled to receive additional "variation margin," based on a decrease or increase in the value of the futures contract.

     Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indices, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.

     A Fund's ability to hedge effectively through transactions in futures contracts depends on, among other factors, Fleet's judgment as to the expected price movements in the securities underlying the futures contracts. In addition, it is possible in some circumstances that a Fund would have to sell securities from its portfolio to meet "variation margin" requirements at a time when it may be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS -- INTERMEDIATE TAX-EXEMPT BOND FUND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, MASSACHUSETTS INTERMEDIATE BOND FUND AND FLORIDA MUNICIPAL BOND FUND. The Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may, subject to any applicable laws, purchase and write options on futures contracts for hedging purposes only. The holder of a call option on a futures contract has the right to purchase the futures contract, and the holder of a put option on a futures contract has the right to sell the futures contract, in either case at a fixed exercise price up to a stated expiration date or, in the case of certain options, on a stated date. Options on futures contracts, like futures contracts, are traded on contract markets.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contracts at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

     The ability of a Fund to engage in options and futures strategies depends also upon the availability of a liquid market for such instruments; there can be no assurance that such a liquid market will exist for such instruments.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS -- INTERMEDIATE TAX-EXEMPT BOND FUND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND AND FLORIDA MUNICIPAL BOND FUND. Because the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may buy and sell securities denominated in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date, which may be any fixed number of days from the date of the contract, and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Forward foreign currency exchange contracts also allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

     A Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

     Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     CURRENCY SWAPS -- INTERMEDIATE TAX-EXEMPT BOND FUND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND AND FLORIDA MUNICIPAL BOND FUND. Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may engage in currency swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Fleet is incorrect in its forecast of market values and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

     Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. Each of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may also purchase or sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place. It is expected that forward commitments, when issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

     A Fund may dispose of a commitment prior to settlement if Fleet deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

     When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its forward commitments, when-issued purchases and delayed settlements exceeded 25% of the value of its total assets.

     When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

ASSET-BACKED SECURITIES

     Each Fund (other than the Pennsylvania Municipal Bond Fund) may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. A Fund will not invest more than 10% of its total assets in asset-backed securities.

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

     Each Fund (other than the Pennsylvania Municipal Bond Fund) may invest in mortgage-backed securities (including collateralized mortgage obligations ("CMOs") and, with respect to the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts

Intermediate Municipal Bond and Florida Municipal Bond Funds, real estate mortgage investment conduits ("REMICs")) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

     Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. Each of the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Florida Municipal Bond Fund may also invest in mortgage-backed securities not issued by governmental issuers which are rated in one of the top three rating categories by S&P, Moody's or Fitch, or if unrated, determined by Fleet to be of comparable quality.

CONVERTIBLE SECURITIES

     Each of the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

     Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

GUARANTEED INVESTMENT CONTRACTS

     Each Fund (other than the Pennsylvania Municipal Bond Fund) may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' limitation on such investments stated under "Investment Limitations" below, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

BANK INVESTMENT CONTRACTS

     Each of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 15% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

LOAN PARTICIPATIONS

     Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may purchase interests in loan participations. Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRIPS

     Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond, Florida Municipal Bond and Pennsylvania Municipal Bond Funds may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. Fleet will purchase only those STRIPS that it determines are liquid or, if illiquid, do not violate a Fund's investment policy concerning investments in illiquid securities. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, Fleet will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is usually volatile in response to changes in interest rates.

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ZERO COUPON SECURITIES

     Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond, Florida Municipal Bond and Pennsylvania Municipal Bond Funds may invest in zero coupon securities. A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

PAY-IN-KIND SECURITIES

     The Pennsylvania Municipal Bond Fund may invest in pay-in-kind securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accreted interest since the last payment. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

STRUCTURED INVESTMENTS

     To the extent consistent with its investment objective and policies, the Pennsylvania Municipal Bond Fund may acquire structured investments. Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

     Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

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     Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, the Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

YANKEE OBLIGATIONS

     The Pennsylvania Municipal Bond Fund may invest in Yankee obligations, which are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES

     The New Jersey Municipal Bond Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New Jersey Municipal Securities to meet their continuing obligations for the payment of principal and interest. Since the Fund invests primarily in New Jersey Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of New Jersey and other factors specifically affecting the ability of issuers of New Jersey Municipal Securities to meet their obligations.

     The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of federal assistance and, of all the states, is among the highest in the amount of federal aid received. Therefore, a decrease in federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumentalities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdivisions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually with respect to any municipality or county. This balanced budget plan may adversely affect a particular municipality's or county's ability to repay its obligations.


     The State of New Jersey is experiencing a significant revenue decline in fiscal 2002 compared to originally budgeted figures and will exceed original budgetary spending authority by virtue of supplemental appropriations approved since budget adoption. These two factors

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combined will produce a $2.9 billion shortfall in the fiscal 2002 operations of the State. Total revenues are expected to be nearly $2.5 billion below original estimates. The tragic events of September 11, 2001, as well as a slowing economy contributed to this revenue decline. In addition, the fiscal year 2002 budget assumed a 7% revenue growth which has not been realized. Supplemental appropriations have amounted to $463 million since July 1, 2001 that were not included in the original Fiscal Year 2002 Appropriations Act. The Governor expects to present to the Legislature a complete plan to address the fiscal year 2002 budgetary shortfall and bring this budget back into balance. For fiscal 2003, revenue growth is expected to only be sufficient to cover the effect of the utilization of one-time revenues in fiscal 2002. Constitutional and statutory growth in many State appropriations, when coupled with the lack of overall revenue growth, may produce between a $5 and $6 billion shortfall next year. However, the administration is actively analyzing all fiscal 2002 budgetary solutions and quantifying their impact on the fiscal 2003 budget and is again aggressively seeking all possible revenue sources and budgetary reductions to close the shortfall in fiscal 2003. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the New Jersey Municipal Bond Fund may be immediately and substantially affected.


     The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the Fund's portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

     General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

     Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

     An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

     Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a federal and state level concerning health care which may further affect a hospital's debt service obligation.

     Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

     Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.


     Certain litigation is pending against the State in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure including as of December 1, 2001, suits relating to the following matters: (i) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (ii) several suits have been filed against the State to compel the State to close the spending gap between poor urban school districts and wealthy rural school districts and state actions have resulted therefrom which are also under review; (iii) a class action consisting of prisoners with serious mental disorders has been filed against officers of the Department of Corrections, alleging sex discrimination, violation of the Americans with Disabilities Act of 1990, and constitutional violations; (iv) a class action brought in federal court challenging the State's method of determining the monthly needs of a spouse of an institutionalized person under the Medicare Catastrophic Act is now being appealed to the U.S. Supreme Court by the plaintiff; (v) a suit has been filed against the State alleging that the State committed a regulatory taking of property in the City of Cape May; (vi) a class action filed against the State alleging the State failed to protect children in the custody of the Division of Youth and Family Services; (vii) several cases have been filed by State hospitals with respect to Medicaid hospital reimbursement that challenge the State's compliance with Federal regulations and the correctness of reimbursement rates (this Chapter 11 case commenced when United Hospital closed and demanded that the bankruptcy court take jurisdiction of and decide certain Medicaid reimbursement matters pending in New Jersey administrative proceedings or the New Jersey appellate courts);
(viii) several plaintiffs have filed a complaint seeking damages and injunctive relief on constitutional grounds on behalf of individuals who did not obtain an increase in welfare benefits under the "family cap" provisions of the State Work First New Jersey Act; (ix) several cases have been filed by various hospitals alleging the $10 per adjusted hospital admission charge is a "tax" as opposed to a "regulatory fee" and is in violation of the State's constitution; and (x) the owner of a resource recovery facility in South Camden who filed suit to have the County's solid waste process halted to clarify bid specifications has filed a motion for leave to appeal to the Supreme Court of New Jersey.


     Although the New Jersey Municipal Bond Fund generally intends to invest its assets primarily in New Jersey Municipal Securities rated within the four highest rating categories assigned by S&P or Moody's, there can be no assurance that such ratings will remain in effect until such obligations mature or are redeemed or will not be revised downward or withdrawn. Such revisions or withdrawals may have an adverse affect on the market price of such securities.

     Although there can be no assurance that such conditions will continue, the State's general obligation bonds are currently rated "AA+" by S&P and "Aa1" by Moody's.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

     Some of the significant financial considerations relating to the New York Municipal Bond Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.


     The State of New York's current fiscal year began on April 1, 2001 and ends on March 31, 2002. The most recent published update to the Annual Information Statement was January 31, 2002.

     RECENT EVENTS. A substantial amount of Federal aid is projected to flow through the State to certain localities over the next several years for disaster response and reconstruction activities related to the World Trade Center ("WTC") attacks. At the request of the Governor of New York ("Governor"), the President has waived any matching requirement for the State and New York City (which is typically 25 percent of eligible costs), so that the Federal government will provide 100 percent reimbursement for the cost of rescue, recovery, debris removal and public infrastructure repair and reconstruction. To date, the Congress has appropriated $10.4 billion for these purposes. This Federal "pass-through" disaster aid is projected by the Division of the Budget ("DOB") to total $1.53 billion in the current State fiscal year and $3.74 billion in fiscal year 2002-03 as recovery and rebuilding efforts reach full capacity. The majority of the Federal disaster aid is expected to flow from the Federal Emergency Management Agency through State Emergency Management Office (SEMO) to New York City and surrounding localities affected by the disaster. This "flow-through" spending is not counted in the All Governmental Funds estimates, and is expected to have a positive economic impact on the State and New York City.

     On an All Governmental Fund basis, the State Financial Plan includes spending for WTC costs of $214 million in the 2001-02 fiscal year and $329 million in the 2002-03 fiscal year. Unlike the pass-through aid, these disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($180 million in the 2001-02 fiscal year and $292 million in the 2002-03 fiscal year). Over the next two years, Federal money is expected to finance, among other things, payments to the victims of the attacks ($203 million), State Police and the Division of Military and Naval Affairs staffing costs directly related to the disaster ($98 million), expanded counseling and trauma services ($59 million), and infrastructure repairs ($40 million).

     Spending from State Funds or WTC costs is projected to total $71 million over the next two years, with $57 million of this amount expected to be financed by the General Fund and $14 million from State special revenue funds. The General Fund is primarily providing support for tourism and marketing activities to attract visitors to New York City, and bridge loans to small businesses. State special revenue funds will primarily support expanded case processing costs for insurance and workers' compensation.

     On January 8, 2002, the State reached a tentative settlement in school desegregation litigation concerning the City of Yonkers. Under the terms of the settlement, which must be approved by the federal court with jurisdiction in the case, the State has agreed to pay $300 million to Yonkers over the next five years in roughly equal annual installments ($10 million of this amount has already been paid). To finance the fiscal year 2001-02 and fiscal year 2002-03 costs of the settlement, the State plans to use the $151 million balance in the Contingency Reserve Fund, which was established to help the State pay costs related to litigation.

     On January 16, 2002, the State enacted certain amendments to the Health Care Reform Act of 2000. The amendments authorize $1.93 billion in new spending on health care initiatives over the two and one-half year period ending June 30, 2004. The State's share of this new spending, which is estimated at $774 million, is expected to be financed from, among other sources, a 39 cent increase in the cigarette tax, the reestablishment of the "covered lives assessment" on health insurance, and, subject to federal approval, a three percent increase in the federal matching rate for Medicaid expenditures beginning October 1, 2002. The amendments also provide for the financing through non-General Fund resources of a number of health programs that were previously in the General Fund, including the Elderly Pharmaceutical Insurance Program
(EPIC) and certain Medicaid expenditures. The State expects that these changes will provide $785 million in General Fund Financial Plan savings in 2002-03.

     On January 22, 2002, the Governor submitted his Executive Budget for 2002-03, which contained an updated Financial Plan for the 2001-02 fiscal year and a recommended Fiscal Plan for the 2002-03 fiscal year. The revenue forecast on which these Financial Plans are based reflects both the impact of the WTC disaster and the national economic downturn. The interrelated effects of the terrorist attacks and the broader weakening in the economy are not possible to separate accurately, but the combined revenue losses associated with these events is still expected to be within the range originally estimated by DOB.

     DOB now estimates a projected revenue shortfall for the 2001-02 fiscal year of $1.08 billion, or $418 million below the November 2001 estimate. DOB expects that the shortfall will be closed through the use of $646 million in reserves and $435 million in administrative and legislative actions that have already been accomplished. By comparison, the November estimate had projected the use of $1.50 billion in General Fund reserves to help balance the current year. After accounting for other revisions to the 2001-02 Financial Plan, DOB projects a General Fund closing balance of $2.08 billion. This total includes a planned $83 million deposit to the Tax Stabilization Reserve Fund at the close of the current year.

     DOB reports that the 2002-03 Financial Plan closes a General Fund budget gap originally projected at $5.7 billion. Legislative and administrative actions to date have reduced this gap by $581 million, and enactment of the HCRA legislation described above lowered it by another $785 million. The Governor has proposed to close the remaining $4.3 billion budget gap with $1.91 billion in recurring spending reductions and revenue actions, $1.13 billion in General Fund reserves, $885 million in reserves from the Temporary Assistance for Needy Families (TANF) program, and $490 million in one-time actions (excluding $72 million in fund balances available through HCRA). The Financial Plan also supports $109 million in new spending related to homeland security, the WTC disaster, and economic development. The Financial Plan projects a closing balance in the General Fund of $710 million at the end of 2002-03, which consists of the balance in the State's Tax Stabilization Reserve Fund.

     The terrorist attacks in New York City and the national recession are expected to have materially adverse financial consequences for the State, and their impact is reflected in the economic and receipts forecasts described in most recent update to the Annual Information Statement. At this point, it is no longer possible to separate the impact of the terrorist attacks from the national recession, but the combined effect of both events introduces significant uncertainty into the current Financial Plan estimates.

     In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues, leading to material changes to the Executive Budget projections and the State's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.


     In addition to the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

     In every year, many uncertainties exist in the forecast of the national and State economies. Given the recent terrorist attacks, the nation's war-time preparations, and the volatility in financial markets, such uncertainties are significantly more pronounced at this time. For example, the current downturn in the financial markets could continue over a sustained period. The securities industry is more important to the New York economy than to the national economy as a whole, potentially amplifying the impact of such a downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.


     Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001 and 2002. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for the 2001 calendar year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and may produce results below DOB's current forecast.


     An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances.


     The United States Congress is expected to consider several economic stimulus packages during the winter. Certain components of these packages may adversely affect State tax revenues. The most significant risk concerns a provision that would allow expanded expensing of investment costs against federal taxable income. Since the State uses federal taxable income as the starting point for calculating taxable income, the provision could adversely impact State tax revenues.

     STATE ECONOMY. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.


     The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.


     Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

     The cataclysmic events of September 11 have had a substantial negative impact on the New York City, State, and national economies. As the epicenter of the September 11 attacks, the New York State economy is bearing the brunt of the consequent employment losses. DOB expects the recession to stretch into calendar year 2002, with a slow but sustained recovery beginning in the middle of the year.

     DOB estimates that tens of thousands of jobs may have been lost or displaced from New York, at least temporarily, due to the events of September
11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of whom have been either laid off or relocated out-of-state. Other industries expected to experience severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to have grown a modest 0.1 percent for 2001 and to decline 1.2 percent for 2002.

     DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. The decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to result in personal income growth 2.6 percent for 2001, followed by growth of 1.1 percent for 2002.


     The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker State economy.


     STATE BUDGET. The State Constitution requires the Governor to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan. State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99 and 1999-2000). The 2001-02
Executive Budget, as amended, projected budget gaps of $5.7 billion in 2002-03. DOB projects budget gaps of $2.8 billion in 2003-04 and $3.3 billion in 2004-05. The gap projections assume the Legislature will enact the 2002-03 Executive Budget in its entirety. The projections do not include unspecified spending "efficiencies." The outyear forecast is subject to greater volatility than in previous years due to the economic uncertainties surrounding the WTC attacks and the national recession.


     The State ended its 2000-2001 fiscal year on March 31, 2001 with an available cash surplus of $2.73 billion in the General Fund as reported by DOB. Of this balance, $80 million from the surplus was deposited into the State's Tax Stabilization Reserve Fund (the sixth consecutive annual deposit). The Governor has proposed setting aside $1.48 billion from the 2000-01 fiscal year surplus to guard against economic uncertainties. In addition, the State has another $627 million available in the Tax Stabilization Reserve Fund.


     The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.


     General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.


     The 2001-02 Financial Plan projects receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 2000-01 to 2001-02 through the refund reserve account. Under the Governor's Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $42.43 billion, an increase of $2.55 billion, over 2000-01. The estimated impact of the World Trade Center disaster on 2001-02 receipts remains significant, but within the range estimated by DOB in the immediate aftermath of the September 11 attacks. General Fund disbursements, including transfers to other funds, are projected to grow to $41.46 billion, an increase of $1.77 billion over 2000-01. Spending from all Governmental Funds is expected to increase by $4.52 billion to $84.27 billion.


     Growth in spending occurs throughout the 2001-02 Financial Plan, with education programs receiving the largest share of increased funding. School aid will grow by $979 million or 8.5 percent over the prior year (on a State fiscal year basis). Outside of education, the largest growth in spending is for Medicaid ($398 million). All other spending grows by $504 million over 2000-01 levels.


     The 2001-02 Financial Plan projects a closing balance in the General Fund of $2.08 billion, comprised of $1.13 billion in reserve for economic uncertainties (all of which will be used to help balance the 2002-03 Financial
Plan); $710 million in the Tax Stabilization Reserve Fund ("TSRF"), after a planned $83 million deposit in 2001-02; $281 million in undesignated reserves; $81 million in the Contingency Reserve Fund ("CRF") (which helps offset litigation risks) after the use of $70 million to finance a portion of the State's settlement in the Yonkers desegregation lawsuit; $142 million in the Community Projects Fund ("CPF") (which finances legislative and gubernatorial initiatives); and $11 million in the Universal Pre-Kindergarten Fund.

     For the 2000-01 fiscal year, the closing balance in the General Fund was $1.10 billion. This closing balance is comprised of $627 million in TSRF (after an $80 million deposit in 2000-01); $150 million in CRF; $292 million in the CPF; and $29 million in the Universal Pre-Kindergarten Fund. In addition to the $1.10 billion balance in the General Fund, the State had $3.52 billion in the tax refund reserve account at the end of 2000-01. The closing balance excludes a $1.2 billion for reserve in the School Tax Relief (STAR) Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund ("DRRF").


     Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. The State's projected levels of debt issuances and debt service costs for 2000-01 and 2001-02 are well below the debt caps and limitations imposed by the Debt Reform Act.


     Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts tax on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).


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     The 2000-01 Financial Plan reflects the use of resources from the Health
Care Reform Act of 2000 ("HCRA 2000") that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.


     Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. There can also be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.


     Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the State's Financial Plans forecasts. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.


     An ongoing risk to the 2001-02 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contained projected reserves of $150 million in 2001-02 for such events, but assumed no significant federal disallowances or other federal actions that could affect State finances.


     The Health Care Financing Administration issued a final rule on January 12, 2001 that modified the manner in which states are required to calculate their Medicaid Upper Payment Limit methodology. It is anticipated that the implementation of this rule would require the State to phase-out most of its nursing home Intergovernmental Transfer payments over a five-year period beginning in fiscal year 2002-03. Upon full implementation of this rule, the net impact is expected to result in an annual loss of $351 million for the State and $88 million for local governments.

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     The State's Financial Plans assume the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

     The State's historical financial results for the 1999-2000 are as follows. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

     The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

     The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

     General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

     DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.


     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

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     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year.

     On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

     On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive.


     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

     LITIGATION. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2001-02 fiscal year or thereafter. The State will describe newly initiated proceedings which

                                       47
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the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.


     Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) the validity of certain provisions of State gaming law; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a challenge to the funding for New York City public schools; (6) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance and (7) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor (This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.)


     Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2001-02 Financial Plan. The State believes that the proposed 2001-02 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2001-02 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2001-02 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2001-02 Financial Plan.


     Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

     On November 23, 1998, the attorneys general for 46 states (including New
York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of

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inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.


     The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.


     AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.


     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.


     NEW YORK CITY AND OTHER LOCALITIES. Continuing recovery, cleanup and repair efforts following the September 11 attacks on the World Trade Center will result in substantial

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expenditures for New York City (the "City"). The U.S. Congress passed emergency legislation which appropriates $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $11.2 billion of which is for disaster recovery activities and assistance in New York, Pennsylvania and Virginia. The City expects to be reimbursed for all of its direct costs for response and remediation at the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for the costs of economic revitalization and other needs, not directly payable through the City budget, related to the September 11 attacks.

     Prior to the events of September 11, the national and local economic had been weakening, reflecting lower business investment, increased unemployment and, recently, a decline in consumer confidence. It is expected that the destruction of the World Trade Center will have an adverse impact on the City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for the City and could negatively affect real property values. The events of September 11 increased the risk of a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the September 11 events on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, and the amount of additional resources from Federal, State, City and other sources which will be required.

     The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.


     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.


     On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

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

     Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

     On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attacks) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     In June 2001, New York City issued a Four-Year Financial Plan that projected a balanced budget for fiscal year 2002 and budget gaps of $2.8 billion in fiscal year 2003, $2.6 billion in fiscal year 2004, and $2.2 billion in fiscal year 2005. On December 4, 2001, the City issued a modification to its Financial Plan that reflected a reduction in projected revenues of $1.1 billion in fiscal year 2002, $1.6 billion in fiscal year 2003, $1.4 billion in fiscal year 2004, and $1.5 billion in fiscal year 2005, due primarily to the impact on City tax revenues of the attacks on the World Trade Center and a slow-down in economic activity. To offset the impact of these and other adverse developments, the City intends to take extraordinary actions to ensure a balanced budget in fiscal year 2002 and to narrow the budget gaps projected for fiscal years 2003 through 2005. On December 31, 2001, the City revised its Financial Plan to reflect a slight improvement in its tax revenue forecast and the expiration of a cut in the personal income tax surcharge, which together increase tax revenue forecasts by $322 million in fiscal year 2002 and by more than $370 million annually thereafter. The Financial Plan includes a Budget Stabilization Account of $697 million in fiscal year 2002, which has been used to narrow the fiscal year 2003 budget gap, and remaining budget gaps of $2.9 billion in fiscal year 2003, $3.6 billion in fiscal 2004, and $3.5 billion in fiscal year 2005. These estimates, however, do not make provision for wage increases for teachers, police officers or firefighters beyond those negotiated with the unions representing other civilian and uniformed employees nor does it include resources to fund wage increases for any employees beyond the current round of collective bargaining.

     New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

     The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2004-05.

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

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.


     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

SPECIAL CONSIDERATIONS RELATING TO CONNECTICUT MUNICIPAL SECURITIES

     The following information is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Connecticut that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

     The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

     Connecticut (sometimes referred to as the State) is highly urbanized, with a 2000 population density of 703 persons per square mile, as compared to 80 for the United States as a whole and 222 for the New England region. More than 80% of the population resides within the State's four largest metropolitan areas of Hartford, Waterbury, Bridgeport and New Haven. Per capita personal income of the State's residents, historically among the highest in the nation, increased in every year from 1991 to 2000, rising from $26,775 to $40,870. However, pockets of significant unemployment and poverty exist in several of the State's most important cities and towns.

     Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State's manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only 15.49% of total non-agricultural employment in Connecticut in 2000. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector's significance in Connecticut's economy. The average annual unemployment rate in Connecticut decreased from 6.8 % in 1991 to 2.3% in 2000.

     At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the nine fiscal years ended June 30, 2000, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000,
$312,900,000, $71,800,000, and $300,400,000, respectively. The General Fund budget for the 2000-2001 fiscal year anticipated revenues of $11,281,300,000, authorized expenditures of $11,280,800,000, and projected a surplus of $500,000. An unaudited annual report by the State Comptroller dated October 22, 2001, indicated an operating surplus of $30,700,000 for the 2000-2001 fiscal year.


     The State's adopted budget for fiscal year 2001-2002 anticipated General Fund revenues of $11,894,100,000 and General Fund expenditures of $11,894,000,000, with an estimated surplus of $100,000. For fiscal year 2002-2003, the adopted budget anticipated General Fund revenues of $12,432,000,000 and General Fund expenditures of $12,431,400,000, with an estimated surplus of $600,000. The Comptroller estimated an operating deficit for the 2001-2002 fiscal year of $301,700,000 as of September 30, 2001. At a special session of the Connecticut General Assembly in November called by the Governor to respond to the State's projected deficit, legislation was enacted to reduce deficit projections below 1% of anticipated General Fund expenditures.

     The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of

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October 15, 2001, the State had authorized direct general obligation bond indebtedness totaling $15,879,212,000, of which $13,703,922,000 had been approved for issuance by the State Bond Commission and $11,696,976,000 had been issued. As of October 15, 2001, net State direct general obligation bond indebtedness outstanding was $7,629,194,000.


     In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of October 15, 2001, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,005,700,000.

     The State is obligated to various cities and towns under grant programs to fund certain school construction costs. As of June 30, 2001, the State's outstanding obligation was $1,277,000,000, and the Commissioner of Education estimated that future grant obligations might total $2,269,000,000.

     The State's general obligation bonds are rated AA by Standard & Poor's and AA by Fitch. On February 21, 2001, Moody's upgraded its ratings of the State's general obligation bonds from Aa3 to Aa2.


     The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's constitution and seeking a declaratory judgment and injunctive relief; (iv) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; (vi) an action against the State and its Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes; (vii) an action seeking to represent a class of juveniles, claiming that the policy of strip searching all juveniles

                                       55
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arriving at State detention centers is unconstitutional, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (viii) an action seeking to represent a class of adults, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; and (ix) an action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list for Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys' fees, and costs.


     As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. In 1998, the Superior Court ordered the State to show cause as to whether there had been compliance with the Supreme Court's ruling, and on March 3, 1999, it concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court again monitor the State's compliance with the 1996 Supreme Court decision. A hearing has been scheduled for 2002. The fiscal impact of this matter might be significant but is not determinable at this time.

     General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

     In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

SPECIAL CONSIDERATIONS RELATING TO MASSACHUSETTS MUNICIPAL SECURITIES

     The ability of the Massachusetts Municipal Bond and Massachusetts Intermediate Municipal Bond Funds to achieve their investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and

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interest. Since the Funds invest primarily in Massachusetts Municipal
Securities, the value of the Funds' shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Funds' shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

SPECIAL CONSIDERATIONS RELATING TO RHODE ISLAND MUNICIPAL SECURITIES

     The ability of the Rhode Island Municipal Bond Fund to achieve its investment objective depends on the ability of issuers of Rhode Island Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Rhode Island Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Rhode Island and other factors specifically affecting the ability of issuers of Rhode Island Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Rhode Island and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Rhode Island Municipal Securities may be affected from time to time by economic, political and demographic conditions within Rhode Island. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Rhode Island Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Rhode Island or a particular locality. Any reduction in the actual or perceived ability of an issuer of Rhode Island Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of

                                       57
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its obligations and could affect adversely the value of other Rhode Island
Municipal Securities as well.

SPECIAL CONSIDERATIONS RELATING TO FLORIDA MUNICIPAL SECURITIES

     The financial condition of the State of Florida may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its agencies or its political subdivisions could adversely affect the State's financial condition.


     The State's revenues increased from $37,080,673,000 for the fiscal year ended June 30, 1999 to $39,670,035,000 for the fiscal year ended June 30, 2000. The State's operating expenditures increased from $35,095,057,000 during the fiscal year ended June 30, 1999 to $37,675,401 during the fiscal year ended June 30, 2000. The revenue growth in the 1999-2000 fiscal year has been driven by the State's sales and use tax collections. The sales and use tax accounts for 62% of total revenue in fiscal year 1999-2000.

     The State's general revenues were approximately $130 million less than expected for fiscal year ended June 30, 2001, or 0.7 percent of the expected general revenues of $19.3 billion. In anticipation of continued weakness, only 24 percent of the state operations budget funded by general revenues were released in the first two quarters of the 2001-2002 fiscal year. Revised general revenue collection estimates were issued on September 13, 2001 reducing estimates by $673.2 million. As a result of the September 11 terrorist attacks, a Consensus Estimating Conference was held on October 15, 2001 to further revise the September 13 estimates. This resulted in a further reduction in the estimated general revenue collections of $644.3 million, bringing the total reduction to $1,317.5 million and the total revised general revenue estimate to $19,361.7 billion for the fiscal year ending June 30, 2002. This new estimate, when combined with other funds available but not taking into account reserve funds of $940.9 million in the Budget Stabilization Fund, left a projected year-end budget shortfall of $928.5 million.

     The size of the expected budget shortfall required the legislature to address it. At a special session of the Florida legislature concluded on December 6, 2001, the Florida legislature passed a revised appropriations bill and budget for the 2001-2002 fiscal year. The revised appropriations bill balances the State's budget as required by law through spending reductions of $722 million, use of $104 million from the Working Capital Fund and $383 million from other trust funds and deferral of intangible tax relief until July 31, 2003.

     No further action by the legislature on the 2001-2002 budget is expected. The Florida legislature will formulate the 2002-2003 budget during its regular session which began on January 22, 2002. The next Consensus Estimating Conference for General Revenues is scheduled to be held on March 8, 2002.


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     The Constitution of the State of Florida limits the right of the State and its local governments to tax. The Constitution requires the State to have a balanced budget and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but may generally borrow for capital improvements.

     An amendment to the Florida Constitution adopted in 1994 requires that state revenues in excess of an allowed amount plus a growth factor must be contributed to a Budget Stabilization Fund until this fund reaches a certain amount at which time the excess state revenues must be distributed to the taxpayers. The growth factor is the average annual rate of growth in the state personal income over the most recent 20 quarters times the amount of state revenue allowed under the Constitution for the prior fiscal year. Included among the categories of revenues that are exempt from this revenue limitation are revenues pledged to state bonds and other payments related to debt. A two-thirds vote of the Florida legislature can raise the amount of the limit on state revenues. It is difficult to predict the impact of this amendment on Florida state finances, especially since courts have not interpreted it extensively. To the extent that local governments traditionally receive revenues from the state which are subject to or limited by this Constitutional amendment, the further distribution of such state revenues may be adversely impacted by the amendment.

     There are a number of methods by which the State of Florida may incur debt. The State may issue bonds backed by the State's full faith and credit to finance or refinance certain capital projects authorized by its voters. The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed 50% of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust. The State also may issue certain bonds backed by the State's full faith and credit to finance or refinance pollution control, solid waste disposal and water facilities for local governments; right-of-way acquisition and bridge construction; county roads; school districts and capital public education projects without voter authorization. Although theses bonds are not subject to the above-referenced debt limitation, each program has debt service coverage tests which must be met prior to issuance. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities, agencies and instrumentalities. Payments of debt service on State bonds backed by the State's full faith and credit and State-guaranteed bonds and notes are legally enforceable obligations of the State. Revenue bonds to finance or refinance certain capital projects also may be issued by the State of Florida without voter authorization. However, revenue bonds are payable solely from funds derived directly from sources other than state tax revenues.


     The State of Florida currently imposes, among other taxes, an ad valorem tax on intangible property and a corporate income tax. The Florida Constitution prohibits the levying of a personal income tax in excess of the amount which may be allowed to be credited towards any similar tax levied by the United States. Currently there is no Florida personal income tax. Certain other taxes the State of Florida imposes include: an estate or inheritance tax which is limited by the State's Constitution to an amount not in excess of the amount allowed to be credited upon or deducted from federal estate taxes or the estate taxes of another state; and a 6% sales tax on most goods and certain services with an option for counties to impose up to an additional 1% sales tax on such goods and services. In addition, counties may assess various discretionary sales surtaxes within the county.


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     The Constitution reserves the right to charge an ad valorem tax on real estate and tangible personal property to Florida's local governments. All other forms of taxation are preempted to the State of Florida except as may be provided by general law. Motor vehicles, boats, airplanes, trailers, trailer coaches and mobile homes, as defined by law, may be subject to a license tax for their operation, but may not be subject to an ad valorem tax.

     Under the Constitution, ad valorem taxes may not be levied in excess of the following millage upon the assessed value of real estate and tangible personal property: for all county purposes, ten mills; for all municipal purposes, ten mills; for all school purposes, ten mills; for water management purposes for the northwest portion of the State, .05 mills; for water management purposes for the remaining portion of the State, one mill; and for all other special districts a millage authorized by law and approved by referendum. When authorized by referendum, the above millage caps may be exceeded for up to two years. Counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue bonds to finance or refinance capital projects payable from ad valorem taxes in excess of the above millage cap when approved by referendum. It should be noted that several municipalities and counties have charters that further limit either ad valorem taxes or the millage that may be assessed.


     The Florida legislature has passed a number of mandates which limit or place requirements on local governments without providing the local governments with compensating changes in their fiscal resources. The Florida legislature enacted a comprehensive growth management act which forces local governments to establish and implement comprehensive planning programs to guide and control future development. This legislation prohibits public or private development that does not conform to the locality's comprehensive plan. Local governments may face greater requirements for services and capital expenditures than they had previously experienced if their locality experiences increased growth or development. The burden for funding these potential services and capital expenditures which has been left to the local governments may be quite large.


     The Florida Constitution limits the assessed value of homestead real property for ad valorem tax purposes to the lower of (A) three percent (3%) of the assessed value for the prior year; or (B) the percentage change in the Consumer Price Index for the preceding calendar year. In addition, no such assessed value shall exceed "just value" and such just value shall be reassessed (notwithstanding the 3% cap) as of January 1 of the year following a change of ownership of the assessed real property.


     Florida has grown dramatically since 1980 and as of the date hereof ranked fourth nationally with an estimated population of 16.34 million. Florida's substantial population increases over the past few years are expected to continue. It is anticipated that corresponding increases in State revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 1998, real property values exceeded $846 billion.

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     Although the national recession continues to negatively impact Florida's job market, the December 2001 jobless rate of 5.7 percent, up from 5.2 percent in November 2001, was still lower than the rates Florida experienced during the 1990-1991 recession but is well above the low of 3.5 percent realized in July and August 2000. All major nonagricultural industries, except manufacturing and mining, continued to create jobs over the year. Despite slowing job growth, Florida was ranked number one among all states in both the number of jobs created and percentage job growth over the year. Services, Florida's largest industry, continued to grow the fastest at 3.6 percent over the year and added the highest number of new jobs (+97,000). However, the rate of growth has shrunk significantly (4.2 percentage points) since peaking at 7.8 percent in January 2000. Government created the second highest number of new jobs since a year ago (+20,500 jobs, +2.0 percent). Trade gained the third highest number of new jobs since a year ago (+13,100 jobs, +0.7 percent). Construction had an annual growth rate of 2.3 percent (+9,000) over the year. Manufacturing continued to decline over the year, shedding 12,600 jobs (-2.6 percent).

     Historically, Florida's total personal income has grown at rates similar to those of the U.S. and other southeastern states. From 1990 to 1999, Florida's total nominal personal income grew by 62% and per capita income expanded approximately 41%. For the nation, total and per capita personal income increased by 59% and 46% respectively.


     Because the State has an older and proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits among other sources of income) are major sources of income.


     Tourism is one of Florida's most important industries. According to Visit Florida the direct support organization for the Florida Tourism Commission, about 48.7 million people visited the State in 1999. According to the Florida Statistical Abstract, (University of Florida, Bureau of Economic and Business Research, 1999) during fiscal year ended June 20, 2000, the State licensed 4,705 hotels and motels with 370,961 total units. During the same period 37,076 food service establishments were licensed, with seating capacity of 3,187,167. Visitors to the State's public parks and recreation areas totaled 16,451,587 for fiscal year ended 1999-2000, a 12.3% increase over the prior year.


     Florida's location lends itself to international trade and travel. The State's international merchandise trade (imports and exports) reached $69.6 billion in 1999, with such trade increasing an average of $3.79 billion per year from 1987-1999.

     Transportation of goods and passengers is facilitated by Florida's integrated transportation system. The State has 114,571 miles of roads, 11 freight railroads with 2,888 miles of track, and AMTRAK passenger train service. There are 19 urban public transit systems, 2 fixed guideway transit systems and 760 airports, of which 123 are available for public use; 19 provide scheduled commercial service and 13 provide international service. Florida also has 14 deep water ports, 9 major shallow water ports, and 4 significant river ports, many of which are interconnected by the State's inland waterway system.

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     Florida has a moderate debt burden. As of June 30, 2000 full faith and credit bonds totaled $9.5 billion and revenue bonds totaled $6.34 billion for a total debt of $15.8 billion. Full faith and credit debt per capita was $607.69. In the 1999-2000 fiscal year, debt service as a percent of Governmental Fund expenditures was 1.94%. In recent years debt issuance for the State has been increasing.


     The payment on most Florida Municipal Securities held by the Florida Municipal Bond Fund will depend upon the issuer's ability to meet its obligations. If the State or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Florida Municipal Bond Fund's portfolio, could be adversely affected.

SPECIAL CONSIDERATIONS RELATING TO PENNSYLVANIA MUNICIPAL SECURITIES

     The following information is a brief summary of factors affecting the economies and financial strengths of the Commonwealth of Pennsylvania, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth of Pennsylvania that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

     The ability of the issuers of Pennsylvania Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Pennsylvania and to the fiscal stability of issuers of Pennsylvania Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.


     The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida, and Illinois. Pennsylvania is an established state with a diversified economy, and had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education, and financial institutions. Pennsylvania's workforce is estimated at 5.6 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities

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with the Commonwealth's basic and higher education statistics comparing favorably with other states in the nation.

     The Commonwealth is highly urbanized. Of the Commonwealth's 2001 mid-year population estimate, 79 percent resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the Commonwealth's total population. The population of Pennsylvania, the highest ever, 12.28 million people in 2001, according to the U.S. Bureau of the Census, represents a population growing slower than the nation with a higher portion than the nation or the region comprised of persons between 45 years and 65 years.

     Non-agricultural employment in Pennsylvania over the ten years ending in 2000 increased at an annual rate of 0.6 percent, compared to a 0.7 percent rate for the Middle Atlantic region and 2.2 percent for the U.S. Non-manufacturing employment in Pennsylvania has increased in recent years and reached 83.7 percent of total employment by 2000. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 16.3 percent of 2000 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2000, the services sector accounted for 32.9% of all non-agricultural employment while the trade sector accounted for 22.4 percent.

     Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.6 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's annual unemployment rate to 4.2 percent in 2000. From 1996 through 2000, Pennsylvania's average annual unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of December 2001, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 5.1 percent.

     Personal income in the Commonwealth for 2000 is $362.8 billion, an increase of 5.7 percent over the previous year. During the same period, national personal income increased at a rate of 7.2 percent. Based on the 2000 personal income estimates, per capita income for 2000 is at $29,533 in the Commonwealth as compared to per capita income in the United States of $29,451.

     For the 2001 fiscal year, revenues were above estimate and expenditures and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19,966.2 million against Commonwealth revenues, net of tax refund and rebate reserves, of $19,691.1 million. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

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     Commonwealth revenues (prior to reserves for tax refunds) totaled $20,561.7 million, $81.2 million (0.4 percent) above the estimate made at the time the budged was enacted. Commonwealth tax revenues for the fiscal year increased by
1.4 percent over fiscal year 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and the state during this period. Reserves for tax refunds in fiscal year 2001 were $870 million, an increase of 6.7 percent over fiscal year 2000 reserves. Actual tax refund payments in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried over from one fiscal year to the next to decline. At the end of fiscal year 2001, approximately $184 million of reserves were available for making tax refunds in the following fiscal year. Appropriations from Commonwealth funds in the enacted budget for fiscal year 2001 (including supplemental appropriations) were 2.9 percent over fiscal year 2000 appropriations.

     By law, the Governor must submit a balanced operating budget and while the General Assembly may change items, the Governor retains a line-item veto power. Total appropriations cannot exceed estimated revenues, also taking into account any deficit or surplus remaining from the previous year. A proposed fiscal year 2003 budget was submitted by the Governor to the General Assembly on February 5, 2002. The proposed budget recommended appropriations totaling $20.9 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions of $20.6 billion. The $0.3 billion difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $0.3 billion beginning balance. Achieving the projected fiscal year beginning balance is dependent upon the transfer of $550 million from the Tax Stabilization Reserve Fund in fiscal year 2002 recommended by the Governor. The Governor is also recommending the current annual tax rate reduction for the capital stock and franchise tax enacted in fiscal year 2001 be modified to a one-half mill rate reduction for tax years 2002 and 2003. Together with a proposed rise in the income limit to qualify for personal income tax forgiveness of income these proposed tax cuts total $103 million for the fiscal year.

     Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including as of February 1, 2001, suits relating to the following matters:

     In 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the Constitution of the Commonwealth, but it stayed judgment pending enactment by the legislature of funding consistent with the opinion. The Court appointed retired Justice Frank
J. Montemuro, Jr. as special master to devise and submit a plan for implementation. The INTERIM REPORT OF THE MASTER recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. Numbering approximately 165 people statewide, local court administrators are employees of the counties in which they work. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators became employees of the Commonwealth. Act 12 also triggered the release of appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro's recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

     On March 9, 1998 several residents of the City of Philadelphia along with the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the defendants are violating Title VI of the Civil Rights Act of 1964 in that the Commonwealth's system for funding public schools has the effect of discrimination on the basis of race. On November 18, 1998, the district court dismissed the action with prejudice. In August 1999, the U.S. Court of Appeals for the Third Circuit reversed the District Court's dismissal of the action and remanded the case for further proceedings, including the filing of an answer. The defendants and legislator intervenors filed petitions for writ of certiorari with the U.S. Supreme Court. In December 1999, the Supreme Court denied the petitions.

     In the District Court, the parties began the process of discovery. However, on June 23, 2000, by agreement of the parties, the District Court stayed all proceedings and placed the case in civil suspense until approximately June 8, 2001. Since that time, the Governor of Pennsylvania and the Pennsylvania Secretary of Education together with the Mayor of Philadelphia entered into an agreement that resulted in the designation of the Philadelphia School District as distressed under the School Code. Prior to making that agreement the governmental plaintiffs and the defendants in POWELL asked the District Court to stay all proceedings in the case until the end of October 2001. The non-governmental plaintiffs in POWELL oppose the stay. The District Court has yet to rule on the motion for stay. In the meantime, no other activity has occurred in the District Court.

     By decision dated November 30, 2001, the Pennsylvania Supreme Court held that the manufacturing exemption to Pennsylvania's capital stock/franchise tax discriminates against interstate commerce in violation of the Commerce clause of the United States Constitution. Accordingly, the Court ordered the manufacturing exemption severed from the capital stock/franchise tax. Further, the Court directed the Commonwealth must forthwith provide a retrospective remedy to taxpayers along the lines of those provided by the U.S. Supreme Court in McKesson v. Division of Alcoholic Beverages and Tobacco, Dept. of Business Regulation of Florida, 496 U.S. 18 (1990), i.e., (1) refunds for those taxpayers who were discriminated against by the unlawful exemption, (2) additional assessments against those who benefited by the unlawful exemption, or (3) some combination of the two so long as any remedy does not discriminate against interstate commerce. PPG filed with the court a petition for reconsideration of its November 30, 2001 Opinion and Order which is currently pending before the Court. The Department of Revenue has not yet announced what retrospective remedy will be implemented. During the course of this litigation, the General Assembly enacted amendments to the Tax Reform Code of 1971, which presumptively cure the constitutional problem with the tax after January 1, 1999, but do not impact on the tax during the years involved in this litigation.

     In UNISYS CORP. V. COMMONWEALTH, Unisys challenged the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999. The court sustained the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer's fairness argument, which was based on 72 P.S. Section 7401(3) 2. (a)(18). There were two dissents. The Commonwealth appealed this decision to the Pennsylvania Supreme Court and Unisys cross-appealed. Briefs were filed by both parties during 1999 and the Pennsylvania Supreme Court held oral argument in December 2000. The Court has yet to render a decision.

     NORTHBROOK LIFE INSURANCE CO., is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards. The cases challenge the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982 (the Act). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured from insurance companies which have become insolvent or are otherwise in default to its insureds. Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories including life insurance assessments, health insurance assessments, and annuity assessments, based on the type and amount of business each company transacts in Pennsylvania. Life and health insurance premiums have always been subject to the premiums tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. After several changes of direction, the Department of Revenue decided to allow credits for assessments pain on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential vary widely, ranging from $50 million to $300 million.

     Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA by S&P and Aa2 by Moody's and Philadelphia's general obligation bonds are currently rated BBB by S&P and Baa1 by Moody's.

     In recent years an authority of the Commonwealth of Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.76 billion of special revenue bonds on behalf of the City of Philadelphia (the "City") to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. As one of the conditions of issuing bonds on behalf of the

City, PICA exercises oversight of the City's finances. The City is currently operating under a five year plan approved by PICA on May 1, 2001. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund existing debt will not expire. PICA had approximately $901.9 million in special revenue bonds outstanding as of June 30, 2001.


PORTFOLIO TURNOVER

     Each Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs.

                             INVESTMENT LIMITATIONS


     In addition to each Fund's investment objective as stated in its Prospectus(es), the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.


     The Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may not:

     1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act.

     2. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act, provided, however, that the Florida Municipal Bond Fund may invest all of its investable assets in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund). This limitation does not apply, however, to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

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

     3. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than (a) securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions, and (b) with respect to the Florida Municipal Bond Fund, investment of all the investable assets of the Fund in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund)).

     4.   Make loans except to the extent permitted by the 1940 Act.

     5. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities.

     6. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     7. Purchase or sell commodities or commodity contracts except that a Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.

     The Pennsylvania Municipal Bond Fund may not:

     8. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 33-1/3% of the value of the Fund's total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's total assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings in excess of 5% of the value of the Fund's total assets will be repaid before making additional investments and any interest paid on such borrowing will reduce income.

     9. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by Investment Limitation No. 8 above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

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

     10. Purchase or sell real estate or real estate limited partnership interests; provided that this shall not prevent the Fund from investing in readily marketable securities of issuers which own or invest in real estate.

     11. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

     12. Act as an underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.

     13. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

     14. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

     15. Make loans, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies;
          (b) enter into repurchase agreements; and (c) engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

     16. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities or, to investments in tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

     The following investment limitations with respect to the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

     17. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     18. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof, except that a Fund may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options.

     19. A Fund may not purchase securities of companies for the purpose of exercising control.

     20. A Fund may not purchase the securities of other investment companies except as permitted by the 1940 Act, except that the Florida Municipal Bond Fund may invest all of its investable assets in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund).

     The following investment limitations with respect to the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

     21. Each of the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer.

     22. A Fund may not invest more than 15% of its net assets in illiquid securities.

     23. Each Fund may invest in foreign securities to the extent consistent with its investment objective and policies.

     The following investment limitations with respect to the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

     24.  No Fund may invest in warrants.

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

     25. No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Fund's net assets, provided that this limitation does not apply to an investment of all of the investable assets of the Florida Municipal Bond Fund in a Qualifying Portfolio (i.e. a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund).

     26. No Fund may purchase or retain securities of an issuer if, to the knowledge of Galaxy, an officer, trustee, member or director of Galaxy or any investment adviser of Galaxy owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

     27. No Fund may invest in interests in oil, gas or other mineral exploration or development programs. No Fund may invest in oil, gas or mineral leases.

     The following investment limitations with respect to the Pennsylvania Municipal Bond Fund may be changed by Galaxy's Board of Trustees without shareholder approval:

     28. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

     29. Write or purchase puts, calls, options, warrants or combinations thereof, except that the Fund may purchase securities subject to a stand-by commitment.

     30. Purchase or retain securities of an issuer if, to the knowledge of Galaxy, an officer, trustee, member or director of Galaxy or any investment adviser of Galaxy owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

     31.  Invest in companies for the purpose of exercising control.

     32. Invest more than 15% of the value of its net assets in illiquid securities.

     With respect to Investment Limitation Nos. 1 and 8 above, the 1940 Act permits a Fund to borrow from any bank, provided that immediately after any such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. In addition, a Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including accrued interest).

     With respect to Investment Limitation No. 2 above, the 1940 Act prohibits a diversified Fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and (b) the Fund may invest in U.S. Government obligations without regard to these limitations.

     With respect to Investment Limitation No. 4 above, the 1940 Act permits a Fund to lend its portfolio securities against collateral having a value equal at all times to at least 100% of the value of the securities loaned. However, no portfolio securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the Fund would exceed 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. In addition, a Fund may engage in certain securities trading practices, such as repurchase agreements, that are deemed to be loans under the1940 Act.

     With respect to Investment Limitation Nos. 13 and 20 above, the 1940 Act prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

     Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

     The Pennsylvania Municipal Bond Fund may purchase Rule 144A securities. Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the Fund's 15% limitation on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

     Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

     Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

                        VALUATION OF PORTFOLIO SECURITIES

     The Funds' assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares in each Fund are sold on a continuous basis by Galaxy's distributor, PFPC Distributors, Inc.. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.

     This Statement of Additional Information provides additional purchase and redemption information for Trust Shares, Retail A Shares and Retail B Shares of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Pennsylvania Municipal Bond Funds and for Shares of the Florida Municipal Bond Fund. Purchase and redemption information for Prime A Shares and Prime B Shares of the Tax-Exempt Bond Fund are described in a separate prospectus and statement of additional information.

PURCHASES OF RETAIL A SHARES AND RETAIL B SHARES

GENERAL

     Investments in Retail A Shares of the Funds are subject to a front-end sales charge. Investments in Retail B Shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" below before deciding between the two.

     PFPC Distributors has established several procedures to enable different types of investors to purchase Retail A Shares and Retail B Shares of the Funds (collectively, "Retail Shares"). Retail Shares may be purchased by individuals or corporations who submit a purchase application to Galaxy, purchasing directly for their own accounts or for the accounts of others. Retail Shares may also be purchased by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Purchases may take place only on days on which the New York Stock Exchange (the "Exchange"), the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Business Day in accordance with PFPC Distributors' procedures.

     Galaxy has authorized certain brokers to accept purchase, exchange and redemption orders on behalf of Galaxy with respect to Retail A Shares of the Funds. Such brokers are authorized to designate other intermediaries to accept purchase, exchange or redemption orders on behalf of Galaxy. Galaxy will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order. Orders for purchase, exchange or redemption of Retail A Shares of the Funds accepted by any such authorized broker or designated intermediary will be effected at the Funds' respective net asset values per share next determined after acceptance of such order and will not be subject to the front-end sales charge with respect to Retail A Shares described in the applicable Prospectus and this Statement of Additional Information.

CUSTOMERS OF INSTITUTIONS

     Retail Shares purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of Retail Shares will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail Shares through their institution should contact such entity directly for appropriate purchase instructions.

APPLICABLE SALES CHARGE -- RETAIL A SHARES

     The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:


                                        REALLOWANCE TO
                                       DEALERS AS A % OF
                                        OFFERING PRICE
AMOUNT OF TRANSACTION                     PER SHARE

Less than $50,000                            4.25
$50,000 but less than $100,000               3.75
$100,000 but less than $250,000              2.75
$250,000 but less than $500,000              2.00
$500,000 but less than $1,000,000            1.75
$1,000,000 and over                          0.00

     The appropriate reallowance to dealers will be paid by PFPC Distributors to broker-dealer organizations which have entered into agreements with PFPC Distributors. The reallowance to dealers may be changed from time to time.

     Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

     In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. In addition to the sales charge waivers described in the applicable Prospectus, no sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

     - purchases by directors, officers and employees of broker-dealers having agreements with PFPC Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

     - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

     - purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation and any of its affiliates and members of their immediate families;

     - purchases by officers, directors, employees and retirees of PFPC Inc. and members of their immediate families;

     - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

     - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

     - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased; and

     - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer.

COMPUTATION OF OFFERING PRICE - - RETAIL A SHARES


     An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 2001 and the maximum front-end sales charge of 4.75% are set forth below. Retail A Shares of the Pennsylvania Municipal Bond Fund were not offered during the period ended October 31, 2001 and the information presented below is based on the projected value of the Fund's net assets and the projected number of Retail A Shares of the Fund on the date such Shares are first offered for sale to the public.



                                                              NEW JERSEY        NEW YORK         CONNECTICUT
                                          TAX-EXEMPT          MUNICIPAL         MUNICIPAL         MUNICIPAL
                                          BOND FUND           BOND FUND         BOND FUND         BOND FUND

Net Assets                                $20,501,524         $11,248,234       $40,409,543      $27,978,353

Outstanding Shares                          1,809,912           1,080,616         3,494,705        2,553,846

Net Asset Value Per Share                 $     11.33         $     10.41       $     11.56      $     10.96

Sales Charge (4.75% of
the offering price)                       $      0.57         $      0.52       $      0.58      $      0.55

Offering Price to Public                  $     11.90         $     10.93       $     12.14      $     11.51

                                                                                                 CONNECTICUT
                                          MASSACHUSETTS       RHODE ISLAND      INTERMEDIATE     INTERMEDIATE
                                            MUNICIPAL           MUNICIPAL        TAX-EXEMPT        MUNICIPAL
                                            BOND FUND           BOND FUND        BOND FUND         BOND FUND

Net Assets                                $33,454,627         $40,256,633       $13,745,600      $27,691,485

Outstanding Shares                          3,136,770           3,561,754         1,308,935        2,536,168

Net Asset Value Per Share                 $     10.67         $     11.30       $     10.50      $     10.92

Sales Charge (4.75% of
the offering price)                       $      0.53         $      0.56       $      0.52      $      0.54

Offering Price to Public                  $     11.20         $     11.86       $     11.02      $     11.46


                                       MASSACHUSETTS INTERMEDIATE        PENNSYLVANIA MUNICIPAL
                                           MUNICIPAL BOND FUND                   BOND FUND

Net Assets                             $57,070,629                       $10.00

Outstanding Shares                       5,350,598                            1

Net Asset Value Per Share              $     10.67                       $10.00

Sales Charge (4.75% of
the offering price)                    $      0.53                       $ 0.50

Offering Price to Public               $     11.20                       $10.50


QUANTITY DISCOUNTS

     Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

     In order to obtain quantity discount benefits, an investor must notify PFPC Distributors at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact PFPC Distributors or your financial institution.

     RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of:
(a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 4.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

     LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the

Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

     PFPC Inc. ("PFPC"), Galaxy's administrator, will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, PFPC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at PFPC Distributor's direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

     QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

     Reinstatement Privilege. Investors may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form.

     Investors wishing to exercise this Privilege must submit a written reinstatement request to PFPC as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

     Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the "wash sale" rules of the Internal Revenue Code of 1986, as amended (the "Code").

     GROUP SALES. Members of qualified groups may purchase Retail A Shares of the Funds at the following group sales rates:

                                              TOTAL SALES CHARGE                   REALLOWANCE
                                              ------------------                    TO DEALERS
                                       AS A % OF              AS A % OF             AS A % OF
NUMBER OF QUALIFIED                 OFFERING PRICE        NET ASSET VALUE        OFFERING PRICE
GROUP MEMBERS                          PER SHARE              PER SHARE             PER SHARE
-------------                          ---------              ---------             ---------

50,000 but less than 250,000             3.00                   3.09                   3.00
250,000 but less than 500,000            2.75                   2.83                   2.75
500,000 but less than 750,000            2.50                   2.56                   2.50
750,000 and over                         2.00                   2.04                   2.00

     To be eligible for the discount, a group must meet the requirements set forth below and be approved in advance as a qualified group by PFPC Distributors. To receive the group sales charge rate, group members must purchase Retail A Shares directly from PFPC Distributors in accordance with any of the procedures described in the applicable Prospectus. Group members must also ensure that their qualified group affiliation is identified on the purchase application.

     A qualified group is a group that (i) has at least 50,000 members, (ii) was not formed for the purpose of buying Fund shares at a reduced sales charge,
(iii) within one year of the initial member purchase, has at least 1% of its members invested in the Funds or any of the other investment portfolios offered by Galaxy, (iv) agrees to include Galaxy sales material in publications and mailings to members at a reduced cost or no cost, and (v) meets certain other uniform criteria. PFPC Distributors may request periodic certification of group and member eligibility. PFPC Distributors reserves the right to determine whether a group qualifies for a quantity discount and to suspend this offer at any time.

APPLICABLE SALES CHARGE - RETAIL B SHARES

     The public offering price for Retail B Shares of the Funds is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within six years of purchase with respect to Retail B Shares purchased prior to January 1, 2001 or within seven years of purchase with respect to Retail B Shares purchased on or after January 1, 2001. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from PFPC Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers, whose customers purchase significant amounts of Retail B Shares of a Fund. See "Applicable Sales Charge -- Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

     The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PFPC Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

     EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Code; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iii) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (iv) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (v) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (vi) any redemption of Retail B Shares held by investors, provided the investor was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs -- Retail A Shares and Retail B Shares -- Automatic Investment Program and Systematic Withdrawal Plan" below.

CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

     The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Retail A Shares and Retail B Shares are the same.

     Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 4.75%. This front-end sales charge may be reduced or waived in some cases. See the applicable Prospectus and "Applicable Sales Charges -- Retail A Shares" and "Quantity Discounts" above. Retail A Shares of a Fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% of the Fund's average daily net assets attributable to its Retail A Shares.

     Retail B Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed (i) within six years of purchase if the Retail B Shares were purchased prior to January 1, 2001 or (ii) within seven years of purchase if the Retail B Shares were purchased on or after January 1, 2001. See the applicable Prospectus and "Applicable Sales Charges -- Retail B Shares" above. Retail B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

     Retail B Shares of a Fund purchased prior to January 1, 2001 will convert automatically to Retail A Shares of the Fund six years after purchase. Retail B Shares of a Fund purchased on or after January 1, 2001 will convert automatically to Retail A Shares eight years after purchase. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow PFPC Distributors to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years or eight years, as the case may be after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

     Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge -- Retail B Shares") are also converted at the earlier of two dates - (i) six years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to dividends or distributions on Retail B Shares purchased prior to January 1, 2001 or eight years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to Retail B Shares purchased on or after January 1, 2001 or (ii) the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Retail B Shares of a Fund, and subsequently acquires additional Retail B Shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of the Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

     Investors deciding whether to purchase Retail A Shares or Retail B Shares of the Funds should consider whether, during the anticipated periods of their investments in a Fund, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

     Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in a Fund than purchasers of Retail B Shares in the Fund.

     As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during the applicable period should compare the cost of the contingent deferred sales charge plus the aggregate distribution and shareholder servicing fees on Retail B Shares to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund purchased on or after January 1, 2001 would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately eight years after the purchase. In order to reduce such fees for investors that hold Retail B Shares purchased prior to January 1, 2001 for more than eight years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such eight-year period.

PURCHASES OF TRUST SHARES AND SHARES OF THE FLORIDA MUNICIPAL BOND FUND

     Trust Shares of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Pennsylvania Municipal Bond Funds and Shares of the Florida Municipal Bond Fund (referred to in the Prospectus for the Fund as Trust Shares) are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation, and to participants in employer-sponsored defined contribution plans (such institutions and plans referred to herein collectively as "Institutions"). Trust Shares and Shares sold to such investors ("Customers") will be held of record by Institutions. Purchases of Trust Shares and Shares will be effected only on days on which PFPC Distributors, the Exchange, the Federal Reserve Bank of New York on the principal bond markets (as recommended by the Bond Market Association) and the purchasing Institution are open for ("Trust Business Days"). If an Institution accepts a purchase order from its Customer on a non-Trust Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Trust Business Day in accordance with the foregoing procedures.

OTHER PURCHASE INFORMATION

     On a Business Day or a Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day or Trust Business Day.

REDEMPTIONS

     Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC Distributors. On a Business Day or Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day or Trust Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Proceeds from the redemptions of Retail B Shares will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable;
(b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

             INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES

     The following information supplements the description in the applicable Prospectus as to the various Investor Programs available to holders of Retail A Shares and Retail B Shares (collectively, "Retail Shares") of the Funds.

EXCHANGE PRIVILEGE

     The minimum initial investment to establish an account in another Fund or portfolio by exchange is $2,500, unless (i) the Retail Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or (ii) at the time of the exchange the investor elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100.

     An exchange involves a redemption of all or a portion of the Retail A Shares or Retail B Shares of a Fund and the investment of the redemption proceeds in Retail A Shares or Retail B Shares, respectively, of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

     Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call PFPC at 1-877-289-4252. Customers of institutions should call their institution for such information. Customers exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-877-289-4252 for a prospectus or to make an exchange.

     In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

     For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

     The Automatic Investment Program permits an investor to purchase Retail Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     The Systematic Withdrawal Plan permits an investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by an investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to PFPC, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares of the Tax-Exempt Bond Fund made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

PAYROLL DEDUCTION PROGRAM

     To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM

     Galaxy reserves the right to redeem accounts participating in the College Investment Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PFPC Distributors (call 1-877-289-4252).

DIRECT DEPOSIT PROGRAM

     Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.

                                      TAXES

     Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and to invest all, or substantially all, of its assets in debt obligations the interest on which is exempt for regular federal income tax purposes, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be subject to corporate tax on its income without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one-year period ending October 31 of such calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury at least 30% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

     Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     It is the policy of each Fund to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by a Fund's shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code unless, under the circumstances applicable to a particular shareholder, exclusion would be disallowed.

     An investment in a Fund is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or
(iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     In order for a Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes exempt-interest dividends with respect to such taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund over any amounts disallowed as deductions under Section 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

STATE AND LOCAL

     Exempt-interest dividends and other distributions paid by the Funds may be taxable to shareholders for state or local personal income tax purposes as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such personal income taxes.

     It is anticipated that substantially all dividends paid by the New Jersey Municipal Bond Fund will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Securities (as defined above), or as interest or gain from direct U.S. Government obligations. Distributions by a "qualified investment fund" that are attributable to most other sources will be subject to the New Jersey personal income tax. Shares of the Fund are not subject to property taxation by New Jersey or its political subdivisions.

     The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

     With respect to the New York Municipal Bond Fund, exempt-interest dividends (as defined for federal income tax purposes), derived from interest on New York Municipal Securities (as defined above) will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be exempt from applicable federal income taxes and New York State and New York City personal income taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends by the Fund may be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on all New York Municipal Securities) other than interest on New York Municipal Securities described above are not exempt from New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes or for New York State or New York City personal income tax purposes.

     Dividends paid by each of the Connecticut Municipal Bond Fund and Connecticut Intermediate Municipal Bond Fund that qualify as exempt-interest dividends for federal income tax purposes are not subject to the Connecticut personal income tax imposed on resident and non-resident individuals, trusts and estates to the extent that they are derived from Connecticut Municipal Securities (as defined above). Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares of the Fund as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from Connecticut Municipal Securities, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax. Dividends paid by the Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.


     Distributions by each of the Massachusetts Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation. Distributions from a Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from a Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on gains from the sale or exchange of capital assets held for more than one year based on the length of time the asset has been held since January 1, 1995. The Massachusetts Department of Revenue has issued regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions (other than exempt capital gain distributions, as discussed above), so long as the mutual fund separately designates the amount of such distributions attributable to each of six classes of gains from the sale or exchange of capital assets held for more than one year in a notice provided to shareholders and the Commissioner of Revenue on or before March 1 of the calendar year after the calendar year of such distributions. In the absence of such notice, the holding period of the assets giving rise to such gain is deemed to be more than one but not more than two years. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from each Fund.


     Distributions by each of the Massachusetts Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax. Fund shares are not, however, subject to property taxation by Massachusetts or its political subdivisions.

     The Rhode Island Municipal Bond Fund has received a ruling from the Rhode Island Division of Taxation to the effect that distributions by it to its shareholders are exempt from Rhode Island personal income taxation and the Rhode Island business corporation tax to the extent they are derived from (and designated by the Fund as being derived from) interest earned on Rhode Island Municipal Securities (as defined above) or obligations of the United States. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund.

     The Rhode Island Municipal Bond Fund will be subject to the Rhode Island business corporation tax on its "gross income" apportioned to the State of Rhode Island. For this purpose, gross income does not include interest income earned by the Fund on Rhode Island Municipal Securities and obligations of the United States, capital gains realized by the Fund on the sale of certain Rhode Island Municipal Securities, and 50 percent of the Fund's other net capital gains.

     The State of Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Florida Municipal Bond Fund will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on certain corporations. Consequently, distributions may be taxable to corporate shareholders.

     The State of Florida currently imposes an "intangibles tax" at the annual rate of 1 mill or 0.10% on certain securities and other intangible assets owned by Florida residents. The annual rate was recently reduced from 1.5 mill to 1 mill effective for tax years beginning after December 31, 2000. Every natural person is entitled to an exemption of the first $20,000 of the value of taxable property against the annual tax. Spouses filing jointly are entitled to a $40,000 exemption. Notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) as well as cash are exempt from this intangibles tax. If on December 31 of any year at least 90% of the net asset value of the portfolio of the Florida Municipal Bond Fund consists solely of such exempt assets, then the Fund's shares will be exempt from the Florida intangibles tax payable in the following year.

     In order to take advantage of the exemption from the intangibles tax in any year, it may be necessary for the Fund to sell some of its non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets including cash prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

     Outside the State of Florida, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

     Shareholders of the Pennsylvania Municipal Bond Fund will not be subject to Pennsylvania personal income tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities held by the Fund. The exemption from Pennsylvania personal income tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Fund who are Philadelphia residents will not be subject to the Philadelphia School District net income tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities.

     Distributions derived from investments other than Pennsylvania Municipal Securities and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania personal income tax and the Philadelphia School District net income tax, except that distributions attributable to capital gains on investments held by the Fund for more than six months are not subject to the Philadelphia School District net income tax. Gain on the disposition of a share of the Pennsylvania Municipal Bond Fund will be subject to Pennsylvania personal income tax and the Philadelphia School District net income tax, except that gain realized with respect to a share held for more than six months is not subject to the Philadelphia School District net income tax.

     Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     The tax principles applicable to certain financial investments and futures contracts and options that may be acquired by a Fund are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

MISCELLANEOUS

     Shareholders will be advised annually as to the federal income tax consequences and, with respect to shareholders of the New Jersey Municipal Bond, New York Municipal Bond, Pennsylvania Municipal Bond, Connecticut Municipal Bond and Connecticut Intermediate Municipal Bond, Massachusetts Municipal Bond and Massachusetts Intermediate Municipal, Florida Municipal Bond and Rhode Island Municipal Bond Funds, the New Jersey personal income tax, New York State and New York City personal income tax, Pennsylvania personal income tax, Connecticut personal income tax, Massachusetts personal income tax, Florida intangibles tax and Rhode Island personal income tax consequences, respectively, of distributions made each year.

                              TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of Galaxy is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy are referred to as "Interested Trustees."


                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                              TERM OF                                    IN FUND
                           POSITION(S)      OFFICE AND                                  COMPLEX(3)
                            HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE(1)     GALAXY        TIME SERVED(2)    DURING PAST 5 YEARS         TRUSTEE           HELD BY TRUSTEE(4)
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

Dwight E. Vicks, Jr.         Chairman &      4/2/86         Chairman & Director,           53        Director, Utica First Insurance
Age 68                        Trustee                       Vicks Lithograph &                       Company; Director, SBU Bank;
                                                            Printing Corporation                     Director, Monitor Life
                                                            (book manufacturing and                  Insurance Company; Director,
                                                            commercial printing).                    Commercial Travelers Mutual
                                                                                                     Insurance Company.

Louis DeThomasis              Trustee        8/10/86        President,                     53        Trustee, Religious
Age 61                                                      Saint Mary's University of               Communities Trust.

Kenneth A Froot(5)            Trustee        12/5/00        Professor of Finance,          53                None
Age 44                                                      Harvard University.

James M. Seed                 Trustee        5/26/88        President, The Astra           53        Chairman and Director,
Age 60                                                      Ventures, Incorporated (oil              Fischer-Watt Gold Co.;
                                                            and gas exploration;                     Director, XSCI, Inc.
                                                            private equity).

INTERESTED TRUSTEE

John T. O'Neill(6)            Trustee,       2/25/88        Private Investor;              53                None
Age 57                       President &                    Executive Vice President
                              Treasurer                     and Chief Financial
                                                            Officer, Hasbro, Inc.
                                                            (toy and game
                                                            manufacturer) until
                                                            December 1999.

                                       94

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                              TERM OF                                    IN FUND
                           POSITION(S)      OFFICE AND                                  COMPLEX(3)
                            HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE(1)     GALAXY        TIME SERVED(2)    DURING PAST 5 YEARS         TRUSTEE           HELD BY TRUSTEE(4)
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS

                               Vice          9/10/98        Vice President and             N/A                    N/A
William Greilich(7)          President                      Division Manager, PFPC
PFPC Inc.                                                   Inc., 1996 to present;
4400 Computer Drive                                         Vice President, PFPC
Westborough, MA 01581-5108                                  Inc., 1991-1996.
Age 47

                             Secretary       4/03/86        Partner of the law firm        N/A                    N/A
W. Bruce McConnel(7)                                        Drinker Biddle &
One Logan Square                                            Reath LLP, Philadelphia,
18th & Cherry Streets                                       Pennsylvania.
Philadelphia, PA 19103
Age 59

Gregory Sackos(7)            Assistant       9/6/01         Director, Fund Accounting      N/A                    N/A
PFPC Inc.                    Secretary                      and Administration, PFPC
4400 Computer Drive                                         Inc., 1998 to present;
Westborough, MA 01581-5108                                  Second Vice President,
Age 37                                                      Chase Global Financial
                                                            Services, 1996-1998.


----------
(1) Each trustee may be contacted by writing to the trustee, c/o The Galaxy Fund, 4400 Computer Drive, Westborough, Massachusetts 01581-5108, Attn: William Greilich.

(2) Each trustee holds offices for an indefinite term until the earliest of:
(a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with Galaxy's Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy's Code of Regulations; or (c) Galaxy terminates.

(3) The "Fund Complex" consisting of all registered investment companies for which Fleet or any of its affiliates serves as investment adviser, including Galaxy, The Galaxy VIP Fund and Galaxy Fund II. In addition to Galaxy (40 portfolios), each trustee also serves as a trustee of The Galaxy VIP Fund (8 portfolios) and Galaxy Fund II (5 portfolios). In addition to Galaxy, Mr. Vicks and Mr. O'Neill serve as Chairman and President and Treasurer, respectively, of The Galaxy VIP Fund and Galaxy Fund II.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(5) Prior to June 26, 2000, Mr. Froot was a trustee of the Boston 1784 Funds, which was advised by Fleet National Bank, an affiliate of Fleet. On June 26, 2000, the Boston 1784 Funds were reorganized into Galaxy.

(6) Mr. O'Neill is considered to be an Interested Trustee because (i) he owns securities issued by FleetBoston Financial Corporation and (ii) he serves as an officer of Galaxy.

(7) Mr. Greilich, Mr. McConnel and Mr. Sackos also serve as Vice President, Secretary and Assistant Secretary, respectively, of The Galaxy VIP Fund and Galaxy Fund II.

STANDING BOARD COMMITTEES


     The Board of Trustees has established three committees, i.e., Audit, Nominating and Valuation.


     The Audit Committee annually considers the engagement and compensation of Galaxy's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of Galaxy's financial statements. The Audit Committee is a "committee of the whole" in that all of the trustees serve on the Committee. The Audit Committee met four times during the fiscal year ended October 31, 2001.

     The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. The Nominating Committee consists of three Independent Trustees (Messrs. DeThomasis, Seed and Vicks). There were no formal meetings of the Nominating Committee during the fiscal year ended October 31, 2001. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of Galaxy's Secretary.


     The Valuation Committee is responsible for the review of pricing and valuation issues as needed. The Valuation Committee consists of two Independent Trustees (Messrs. Seed and Vicks). There were no formal meetings of the Valuation Committee during the fiscal year ended October 31, 2001.


TRUSTEE OWNERSHIP OF FUND SHARES

     The following table shows the dollar range of shares beneficially owned by each trustee in the Funds and other portfolios of Galaxy, The Galaxy VIP Fund and Galaxy Fund II.

------------------------------------------------------------------------------------------------------------
                                                                              AGGREGATE DOLLAR RANGE OF
                                                                               EQUITY SECURITIES IN ALL
                                           DOLLAR RANGE OF                  PORTFOLIOS IN GALAXY COMPLEX(2)
NAME OF TRUSTEE                     EQUITY SECURITIES IN THE FUNDS(1)            OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.          None                                                   over $100,000
------------------------------------------------------------------------------------------------------------
Kenneth A. Froot              Massachusetts Intermediate Municipal Bond
                              Fund
                              $1 - $10,000
------------------------------------------------------------------------------------------------------------
                              All other Funds:  None                                 over $100,000
------------------------------------------------------------------------------------------------------------
Louis DeThomasis              None                                                   over $100,000
------------------------------------------------------------------------------------------------------------
James M. Seed                 None                                                   over $100,000
------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------
John T. O'Neill               None                                                   over $100,000
------------------------------------------------------------------------------------------------------------


----------
(1) Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2001.

(2) Includes Galaxy, The Galaxy VIP Fund, and Galaxy Fund II. As of December 31, 2001, Galaxy consisted of 40 portfolios, The Galaxy VIP Fund consisted of 8 portfolios and Galaxy Fund II consisted of 5 portfolios.


     As of February 5, 2002, the trustees and officers of Galaxy owned less than 1% of its outstanding shares.


BOARD COMPENSATION

     Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to September 8, 2000, each trustee was entitled to receive an annual aggregate fee of $45,000 for his services as a trustee of the Trusts plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as those currently in effect.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of PFPC receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet or any of its affiliates serves as a trustee, officer or employee of Galaxy.

     The following chart provides certain information about the fees received by Galaxy's trustees during the fiscal year ended October 31, 2001.


==================================================================================================================
                                                                      PENSION OR             TOTAL COMPENSATION
                                                                  RETIREMENT BENEFITS         FROM GALAXY AND
                                        AGGREGATE COMPENSATION    ACCRUED AS PART OF           FUND COMPLEX(1)
       NAME OF PERSON/POSITION               FROM GALAXY             FUND EXPENSES            PAID TO TRUSTEES
------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.
Chairman and Trustee                           $72,717                   None                     $77,000
------------------------------------------------------------------------------------------------------------------
Donald B. Miller(2),(4)
Trustee                                        $68,940                   None                     $73,000
------------------------------------------------------------------------------------------------------------------
Rev. Louis DeThomasis
Trustee                                        $68,940                   None                     $73,000
------------------------------------------------------------------------------------------------------------------
James M. Seed(4)
Trustee                                        $68,940                   None                     $73,000
------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot(3),(4)
Trustee                                        $51,074                   None                     $54,000
------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------
Bradford S. Wellman
Trustee2                                       $29,929                   None                     $31,750
------------------------------------------------------------------------------------------------------------------
John T. O'Neill(4)
President, Treasurer
and Trustee                                    $71,300                   None                     $75,500
==================================================================================================================


----------
(1) The "Fund Complex" consists of all registered investment companies for which Fleet or any of its affiliates serves as investment adviser, including Galaxy, The Galaxy VIP Fund and Galaxy Fund II. In addition to Galaxy, each trustee also serves as a trustee of The Galaxy VIP Fund and Galaxy Fund II and receives compensation for such services.


(2) Mr. Wellman resigned as a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 14, 2000 and Mr. Miller retired as a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 31, 2001. Each currently serves as an emeritus trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II and receives the same meeting fees as the trustees and reimbursement for expenses incurred in attending meetings.


(3) Mr. Froot was appointed a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 15, 2000.

(4) Deferred compensation (including interest) in the amounts of $68,418, $54,704, ($32,206) and $52,599 accrued during Galaxy's fiscal year ended October 31, 2001 for Messrs. Miller, O'Neill, Seed and Froot, respectively.


SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or for some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

                               INVESTMENT ADVISER

     Fleet, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below. For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund. The Funds have been advised by Fleet that, effective August 1, 2001 and until further notice to Galaxy's Board of Trustees, it intends to waive advisory fees payable by the Funds so that advisory fees payable by the Funds would be as follows: 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion.

     During the last three fiscal years, the following Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:


                                                        FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                                        2001         2000          1999
----                                                        ----         ----          ----

Tax-Exempt Bond                                          $1,123,154   $1,031,946   $  930,448
New Jersey Municipal Bond                                $  131,530   $   24,798   $   22,651
New York Municipal Bond                                  $  524,927   $  470,287   $  462,553
Connecticut Municipal Bond                               $  208,477   $  157,135   $  149,353
Massachusetts Municipal Bond                             $  404,204   $  262,384   $  254,202
Rhode Island Municipal Bond                              $  612,363   $  245,296   $   76,212
Intermediate Tax-Exempt Bond Fund                        $1,636,227            *            *
Connecticut Intermediate Municipal Bond Fund             $  861,795            *            *
Massachusetts Intermediate Municipal Bond Fund           $1,424,681            *            *
Florida Municipal Bond Fund                              $  349,775            *            *


----------
* See below for advisory fees paid by the Predecessor Boston 1784 Funds

     During the last three fiscal years, Fleet waived advisory fees with respect to such Funds as set forth below:


                                             FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                                2001       2000       1999
----                                                ----       ----       ----

Tax-Exempt Bond                                  $408,420   $375,253   $338,345
New Jersey Municipal Bond                        $106,345   $ 49,597   $ 45,431
New York Municipal Bond                          $190,882   $172,535   $168,340
Connecticut Municipal Bond                       $172,968   $179,582   $170,690
Massachusetts Municipal Bond                     $274,418   $299,868   $290,517
Rhode Island Municipal Bond                      $312,449   $187,644   $ 86,559
Intermediate Tax-Exempt Bond Fund                $378,505          *          *
Connecticut Intermediate Municipal Bond Fund     $205,699          *          *
Massachusetts Intermediate Municipal Bond Fund   $340,436          *          *
Florida Municipal Bond Fund                      $110,667          *          *


----------
* See below for advisory fees waived by the Predecessor Boston 1784 Funds.

     During the last three fiscal years, Fleet reimbursed expenses with respect to such Funds as set forth below:

                                             FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                               2001      2000      1999
----                                               ----      ----      ----
Tax-Exempt Bond                                  $     0   $     0   $     0
New Jersey Municipal Bond                        $     0   $     0   $    65
New York Municipal Bond                          $     0   $ 4,183   $   381
Connecticut Municipal Bond                       $18,250   $     0   $     0
Massachusetts Municipal Bond                     $ 6,613   $     0   $     0
Rhode Island Municipal Bond                      $     0   $     0   $     0
Intermediate Tax-Exempt Bond Fund                $16,249         *         *
Connecticut Intermediate Municipal Bond Fund     $41,215         *         *
Massachusetts Intermediate Municipal Bond Fund   $50,775         *         *
Florida Municipal Bond Fund                      $ 6,351         *         *


----------
* See below for expenses reimbursed by the Predecessor Boston 1784 Funds.

     The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice and will terminate immediately in the event of its assignment.

     Prior to March 1, 2001, Summit Bank Investment Management Division, a division of Summit Bank ("Summit Bank"), served as the investment adviser to the Predecessor Pillar Fund. Summit Bank was a wholly-owned subsidiary of Summit Bancorp. On March 1, 2001, FleetBoston Financial Corporation, Fleet's parent corporation, acquired Summit Bancorp and thereafter, Fleet succeeded Summit Bank as the investment adviser to the Predecessor Pillar Fund. The Predecessor Pillar Fund was reorganized into Galaxy on August 27, 2001.

     Summit Bank served as investment adviser to the Predecessor Pillar Fund pursuant to an investment advisory agreement dated April 28, 1996 (the "Prior Pillar Agreement"). Pursuant to the terms of the Prior Pillar Agreement, Summit Bank was entitled to receive fees, accrued daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of the Predecessor Pillar Fund. In addition, Summit Bank waived investment advisory fees and/or reimbursed expenses to help the Predecessor Pillar Fund maintain competitive expense ratios.

     During the fiscal years ended December 31, 2000, 1999 and 1998, the Predecessor Pillar Fund paid advisory fees (net of waivers) to Summit Bank of $109,613, $162,390 and $176,873, respectively. During the fiscal years ended December 31, 2000, 1999 and 1998, Summit Bank waived advisory fees with respect to the Predecessor Pillar Fund of $58,232, $50,876 and $64,111, respectively.


     During the fiscal period January 1, 2001 through October 31, 2001, the Pennsylvania Municipal Bond Fund paid advisory fees (net of fee waivers and/or expense reimbursements) to Summit Bank and/or Fleet of $57,385. For the same period, Summit Bank and/or Fleet waived advisory fees of $58,619 and reimbursed expenses of $8,804 with respect to the Pennsylvania Municipal Bond Fund.


     Prior to the Reorganization, each Predecessor Boston 1784 Fund was advised by Fleet National Bank (formerly, BankBoston N.A. ("BankBoston")). BankBoston was a wholly-owned subsidiary of BankBoston Corporation. On October 1, 1999, BankBoston Corporation merged into Fleet Financial Group, Inc. to form FleetBoston Financial Corporation (the "Holding Company Merger"). As a result of the Holding Company Merger, BankBoston became a subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser and was renamed Fleet National Bank ("FNB").

     FNB served as investment adviser to each Predecessor Boston 1784 Fund pursuant to an investment advisory agreement dated June 1, 1993 (the "Prior Boston 1784 Agreement"). Pursuant to the terms of the Prior Boston 1784 Agreement, FNB was entitled to receive fees, accrued daily and paid monthly, at the annual rate of 0.74% of the average daily net assets of each Fund. In addition, FNB agreed to waive investment advisory fees and/or reimburse expenses to help the Predecessor Boston 1784 Funds maintain competitive expense ratios.

     During the fiscal years ended May 31, 2000 and 1999, each Predecessor Boston 1784 Fund paid advisory fees (net of fee waivers and/or expense reimbursements) to FNB and/or BankBoston as set forth below:

                                                             FOR THE FISCAL YEARS ENDED MAY 31
                                                                2000                   1999
FUND                                                        (THOUSANDS)             (THOUSANDS)
----                                                        -----------             -----------

Intermediate Tax-Exempt Bond Fund                               $2,249                  $2,241
Connecticut Intermediate Municipal Bond Fund                    $1,142                  $1,139
Massachusetts Intermediate Municipal Bond Fund                  $1,692                  $1,574
Florida Municipal Bond Fund                                     $  424                  $  380

     For the period June 1, 2000 through October 31, 2000, the following Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet and/or FNB as set forth below:

FUND                                                                  FEES
----                                                                  ----

Intermediate Tax-Exempt Bond Fund                                   $604,853
Connecticut Intermediate Municipal Bond Fund                        $380,878
Massachusetts Intermediate Municipal Bond Fund                      $481,417
Florida Municipal Bond Fund                                         $114,000

     For the period June 1, 2000 through October 31, 2000, Fleet and/or FNB waived advisory fees with respect to such Funds as set forth below:

FUND                                                               WAIVED FEES
----                                                               -----------

Intermediate Tax-Exempt Bond Fund                                   $134,681
Connecticut Intermediate Municipal Bond Fund                        $ 25,713
Massachusetts Intermediate Municipal Bond Fund                      $110,051
Florida Municipal Bond Fund                                         $ 41,010

     For the period June 1, 2000 through October 31, 2000, Fleet reimbursed expenses with respect to such Funds as set forth below:

FUND                                                             REIMBURSED FEES
----                                                             ---------------

Intermediate Tax-Exempt Bond Fund                                   $ 30,405
Connecticut Intermediate Municipal Bond Fund                        $      0
Massachusetts Intermediate Municipal Bond Fund                      $ 32,734
Florida Municipal Bond Fund                                         $ 11,002

ANNUAL BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     At a meeting held on May 31, 2001, the Board of Trustees of Galaxy, including the Independent Trustees, approved the continuation of Galaxy's investment advisory agreement with Fleet with respect to each Fund for an additional one-year period. In connection with such approval, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of Fleet's services provided to each Fund and Fleet's experience and qualifications. Among other items, the trustees also reviewed and considered: (1) a Lipper report comparing the advisory fees and total expense ratio of each class of shares of each Fund to Lipper data on investment objective peer group averages, industry peer group averages and bank peer group averages; (2) a report on Galaxy's advisory fee structure, which included the proposed implementation of new breakpoints in the advisory fees for certain of Galaxy's equity and bond portfolios and a comparison of the proposed fees (after implementation of the breakpoints) to Lipper data describing the median advisory fees for funds with similar investment objectives; (3) a report on the assets, advisory fees, advisory fee waivers and expense reimbursements for each Fund; (4) a Lipper report comparing:
(i) the performance of each class of shares of each Fund to the applicable Lipper average and performance universe (e.g. all large cap core equity funds) average, (ii) the contractual management fee for each Fund with that of funds with the same investment classification, (iii) the expenses for each class of shares of each Fund to bank group and non-bank group averages, and (iv) the expense ratio components (such as contractual management fees and actual administrative fees) for each class of shares of each Fund to bank groups and non-bank groups; and (5) a report on Fleet's profitability related to providing advisory services to Galaxy after taking into account (i) advisory fees and any other benefits realized by Fleet or any of its affiliates as a result of Fleet's role as advisor to Galaxy, and
(ii) the direct and indirect expenses incurred by Fleet in providing such advisory services to Galaxy. The Board also considered a report on soft dollar commissions which included information on brokers and total commissions paid for each Fund for the fiscal year ended October 31, 2000, as well as information on the types of research and services obtained by Fleet in connection with soft dollar commissions.

     After discussion, the Board of Trustees concluded that Fleet had the capabilities, resources and personnel necessary to manage Galaxy. The Board of Trustees also concluded that based on the services that Fleet would provide to Galaxy under the investment advisory agreement and the expenses incurred by Fleet in the performance of such services, the compensation to be paid to Fleet was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the investment advisory agreement with Fleet for an additional one-year period.

                                  ADMINISTRATOR

     PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.) located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp.

     PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates, effective May 31, 2001:

               COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
               ---------------------------------           -----------

               Up to $2.5 billion                             0.090%
               From $2.5 to $5 billion                        0.085%
               From $5 to $12 billion                         0.075%
               From $12 to $15 billion                        0.065%
               From $15 to $18 billion                        0.060%
               From $18 to $21 billion                       0.0575%
               From $21 to $30 billion                       0.0525%
               Over $30 billion                              0.0500%

     For the period from June 26, 2000 through May 30, 2001, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates:

               COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
               ---------------------------------           -----------

               Up to $2.5 billion                             0.090%
               From $2.5 to $5 billion                        0.085%
               From $5 to $12 billion                         0.075%
               From $12 to $15 billion                        0.065%
               From $15 to $18 billion                        0.060%
               From $18 to $21 billion                       0.0575%
               Over $21 billion                              0.0525%

     Prior to June 26, 2000, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy at the following rates:

               COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
               ---------------------------------           -----------

               Up to $2.5 billion                             0.090%
               From $2.5 to $5 billion                        0.085%
               From $5 to $12 billion                         0.075%
               From $12 to $15 billion                        0.065%
               From $15 to $18 billion                        0.060%
               Over $18 billion                              0.0575%

     PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services. From time to time, PFPC may waive voluntarily all or a portion of the administration fee payable to it by the Funds.


     For the fiscal year ended October 31, 2001, PFPC received administration fees at the effective annual rate of 0.07% of each Fund's average daily net assets.


     During the last three fiscal years, the Funds paid administration fees (net of fee waivers) to PFPC as set forth below:


                                          FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                          2001       2000       1999
----                                          ----       ----       ----

Tax-Exempt Bond                             $134,213   $133,340   $127,246
New Jersey Municipal Bond                   $ 20,774   $  7,042   $      0
New York Municipal Bond                     $ 62,701   $ 61,338   $ 63,326
Connecticut Municipal Bond                  $ 34,864   $ 31,943   $ 32,081
Massachusetts Municipal Bond                $ 59,867   $ 53,297   $ 54,619
Rhode Island Municipal Bond                 $ 81,240   $ 39,723   $ 16,327
Intermediate Tax-Exempt Bond                $178,517          *          *
Connecticut Intermediate Municipal Bond     $ 97,463          *          *
Massachusetts Intermediate Municipal Bond   $159,597          *          *
Florida Municipal Bond                      $ 41,024          *          *


----------
* See below for administration fees paid by the Predecessor Boston 1784 Funds.

     During the last three fiscal years, PFPC waived administration fees with respect to such Funds as set forth below:

                                            FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                         2001           2000           1999
----                                         ----           ----           ----

Tax-Exempt Bond                             $    0         $    0         $    0
New Jersey Municipal Bond                   $    0         $    0         $6,887
New York Municipal Bond                     $    0         $    0         $    0
Connecticut Municipal Bond                  $    0         $    0         $    0
Massachusetts Municipal Bond                $    0         $    0         $    0
Rhode Island Municipal Bond                 $    0         $    0         $    0
Intermediate Tax-Exempt Bond                $    0              *              *
Connecticut Intermediate Municipal Bond     $    0              *              *
Massachusetts Intermediate Municipal Bond   $    0              *              *
Florida Municipal Bond                      $    0              *              *


----------
* See below for administration fees waived by the Predecessor Boston 1784 Funds.

     Under the administration agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect with respect to each Fund until May 31, 2004 and thereafter will continue for additional terms of one-year each, provided such continuance is specifically reviewed and approved at least annually (i) by vote of a majority of Galaxy's Board of Trustees or by vote of a majority of the outstanding shares of such Fund and
(ii) by a majority of Galaxy's Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement.

     Prior to the Pillar Reorganization, SEI Investments Mutual Funds Services ("SEI") served as the administrator to the Predecessor Pennsylvania Municipal Bond Fund. For its services, SEI received a fee, calculated daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of The Pillar Funds (other than the Institutional Select Money Market Fund and U.S. Treasury Securities Plus Money Market Fund): 0.20% of the first $3.5 billion of aggregate net assets; 0.16% of the next $1.5 billion of aggregate net assets; 0.14% of the next $1.5 billion of aggregate net assets; and 0.12% of aggregate net assets in excess of $6.5 billion.

     During the fiscal years ended December 31, 2000, 1999 and 1998, SEI received administration fees of $55,170, $71,089 and $80,328, respectively, with respect to the Predecessor Municipal Bond Fund.

     During the fiscal years ended December 31, 2000, 1999 and 1998, SEI did not waive any administration fees with respect to the Predecessor Pillar Fund.

     During the period January 1, 2001 through October 31, 2001, the Pennsylvania Municipal Bond Fund paid SEI and/or PFPC administration fees in the amount of $32,798.

     During the period January 1, 2001 through October 31, 2001, SEI and/or PFPC did not waive any administration fees with respect to the Pennsylvania Municipal Bond Fund.


     Prior to the Boston 1784 Reorganization, SEI served as the administrator to the Predecessor Boston 1784 Funds. For its services, SEI received a fee calculated daily and paid monthly, at an annual rate of 0.085% of the first $5 billion of the Boston 1784 Funds' combined average daily net assets and 0.045% of combined average daily net assets in excess of $5 billion. SEI also agreed to waive portions of its fees from time to time.

     During the fiscal years ended May 31, 2000 and May 31, 1999, SEI received administration fees, net of waivers, as set forth below:


                                                            PERIOD
                                                         JUNE 1, 2000    FOR THE FISCAL YEAR ENDED MAY 31
                                                           THROUGH              2000              1999
FUND                                                    JUNE 25, 2000        (THOUSANDS)       (THOUSANDS)
----                                                    -------------    ---------------
Intermediate Tax-Exempt Bond Fund                         $13,335            $   215            $   218
Connecticut Intermediate Municipal Bond Fund              $ 6,706            $   111            $   113
Massachusetts Intermediate Municipal Bond Fund            $10,441            $   163            $   156
Florida Municipal Bond Fund                               $ 2,797            $    43            $    39


     During the period from June 26, 2000 through October 31, 2000, the following Funds paid SEI and/or PFPC administration fees, net of fee waivers, as set forth below:

FUND                                                                      FEES
----                                                                      ----

Intermediate Tax-Exempt Bond Fund                                       $67,681
Connecticut Intermediate Municipal Bond Fund                            $35,655
Massachusetts Intermediate Municipal Bond Fund                          $54,776
Florida Municipal Bond Fund                                             $14,466

                          CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of J.P. Morgan Chase & Co., serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement.

     Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the

Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

                                    EXPENSES

     Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

     Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

     Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 2001, the Funds did not own any securities of their regular brokers or dealers.

     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                            SHAREHOLDER SERVICES PLAN

     Galaxy has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Retail A Shares of each Fund other than the Pennsylvania Municipal Bond Fund. Such services are provided to customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Services Plan provides that Galaxy will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Retail A Shares owned beneficially by customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PFPC Distributors; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Retail A Shares;
(ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Retail A Shares.

     Although the Services Plan has been approved with respect to both Retail A Shares of each Fund except the Pennsylvania Municipal Bond Fund and Trust Shares of all Funds, as of the date of this Statement of Additional Information, Galaxy has entered into servicing agreements under the Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than 0.15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of October 31, 2001, Galaxy had entered into servicing agreements only with Fleet Bank and affiliates.

     Each servicing agreement between Galaxy and an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.


     During the last three fiscal years, Galaxy made payments to Service Organizations (net of expense reimbursements) with respect to Retail A Shares as shown in the table below:



                                               FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                            2001             2000             1999
----                                            ----             ----             ----

Tax-Exempt Bond                               $27,927          $31,350          $33,072
New Jersey Municipal Bond                     $ 4,963          $ 1,054          $   960
New York Municipal Bond                       $57,332(2)       $58,189          $66,562
Connecticut Municipal Bond                    $39,157(2)       $36,001          $39,136
Massachusetts Municipal Bond                  $43,962          $46,003          $63,058
Rhode Island Municipal Bond                   $     0          $     0(1)       $     0
Intermediate Tax-Exempt Bond                  $ 5,968          $     1(1)           N/A
Connecticut Intermediate Municipal Bond       $12,324(2)       $    16(1)           N/A
Massachusetts Intermediate Municipal Bond     $30,707          $   362(1)           N/A


----------
(1)  For the period from June 26, 2000 through October 31, 2000.

(2) Expense reimbursements for the fiscal year ended October 31, 2001 were $904, $3,025 and $14, respectively, for the New York Municipal Bond, Massachusetts Intermediate Municipal Bond and Connecticut Intermediate Municipal Bond Funds.


     Galaxy's servicing agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                               DISTRIBUTION PLANS


RETAIL A SHARES - DISTRIBUTION PLAN - PENNSYLVANIA MUNICIPAL BOND FUND


     Galaxy has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Retail A Shares of the Pennsylvania Municipal Bond Fund (the "Retail A Shares Plan"). Under the Retail A Shares Plan, Galaxy may pay PFPC Distributors or another person for expenses and activities intended to result in the sale of Retail A Shares of the Fund, including the payment of commissions to broker-dealers and other industry professionals who sell Retail A Shares and the direct or indirect cost of financing such payments.

     Under the Retail A Shares Plan, payments by Galaxy for distribution expenses may not exceed the annualized rate of 0.50% of the average daily net assets attributable to the Fund's outstanding Retail A Shares. As of the date of this Statement of Additional Information, Galaxy intends to limit the Fund's payments for distribution expenses to not more than 0.15% (on an annualized basis) of the average daily net asset value of the Fund's outstanding Retail A Shares.

     Retail A Shares of the Pennsylvania Municipal Bond Fund were not offered as of October 31, 2001.

RETAIL B SHARES - DISTRIBUTION AND SERVICE PLAN

     Galaxy has adopted a Distribution and Services Plan pursuant to the Rule with respect to Retail B Shares of the Funds (other than the Florida Municipal Bond Fund) (the "Retail B Shares Plan"). Under the Retail B Shares Plan, Galaxy may pay (a) PFPC Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.

     Under the Retail B Shares Plan, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of 0.65% of the average daily net assets attributable to a Fund's outstanding Retail B Shares, and (ii) to an institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit a Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions.

     During the last three fiscal years, Retail B Shares of the Tax-Exempt Bond Fund paid the following distribution fees and shareholder servicing fees under the Retail B Shares Plan:


                                                            SHAREHOLDER
FOR THE FISCAL YEAR ENDED OCTOBER 31:     DISTRIBUTION    SERVICING FEES
-------------------------------------     ------------    --------------

2001                                        $22,709           $ 5,136
2000                                        $21,561           $ 4,610
1999                                        $21,499           $ 4,520



     During these periods, all amounts paid under the Retail B Shares Plan were attributable to payments to broker-dealers.

     During the period March 1, 2001 (date of initial public offering) through October 31, 2001, the New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund, Rhode Island Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund paid the following distribution fees and shareholder servicing fees (net of expense reimbursements) under the Retail B Shares Plan:

                                                                                      SHAREHOLDER
FUND:                                                        DISTRIBUTION FEES      SERVICING FEES
-----                                                        -----------------      --------------

New Jersey Municipal Bond                                            $   34           $    6
New York Municipal Bond                                              $  309           $   45(1)
Connecticut Municipal Bond                                           $  130           $    -(1)
Massachusetts Municipal Bond                                         $1,060           $  215(1)
Rhode Island Municipal Bond                                          $  219           $   45(1)
Intermediate Tax-Exempt Bond                                         $   14           $    -(1)
Connecticut Intermediate Municipal Bond                              $   41           $    7
Massachusetts Intermediate Municipal Bond                            $  936           $  203(1)
Florida Municipal Bond                                                    *                 *
Pennsylvania Municipal Bond                                               *                 *


----------

* The Florida Municipal Bond Fund and Pennsylvania Municipal Bond Fund do not currently offer Retail B Shares.
(1) For the fiscal year ended October 31, 2001, Fleet and its affiliates reimbursed shareholder servicing fees of $24, $29, $23, $4, $1 and $11, respectively, for the New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Municipal bond, Intermediate Tax-Exempt Bond and Massachusetts Intermediate Municipal Bond Funds.


BOTH PLANS

     Payments for distribution expenses under the Retail A Shares Plan and Retail B Shares Plan (the "12b-1 Plans") are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, each 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. Each 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

     Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Funds and holders of Retail A Shares and Retail B Shares. The 12b-1 Plans are subject to annual reapproval by a majority of the 12b-1 Trustees and are terminable at any time with respect to a Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail A Shares or Retail B Shares of a Fund. Any agreement entered into pursuant to the Retail B Shares Plan with an institution ("Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Retail B Shares of the Fund, by PFPC Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plans are in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

DISTRIBUTOR

     PFPC Distributors serves as Galaxy's distributor. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

     Unless otherwise terminated, the Distribution Agreement between Galaxy and PFPC Distributors remains in effect until January 1, 2003, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

     PFPC Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Funds as described in the applicable Prospectus and this Statement of Additional Information. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") served as Galaxy's distributor and was entitled to the payment of the front-end sales charge on Retail A Shares of the Funds. Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as Galaxy's distributor and was entitled to the payment of the front-end sales charge on Retail A Shares of the Funds. During the last three fiscal years, PFPC Distributors, PDI and/or FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows:


                                         FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                          2001      2000      1999
----                                          ----      ----      ----

Tax-Exempt Bond                             $14,236   $10,342   $13,144
New Jersey Municipal Bond                   $ 6,868   $ 2,697   $13,008
New York Municipal Bond                     $39,244   $19,196   $64,555
Connecticut Municipal Bond                  $30,712   $27,459   $37,006
Massachusetts Municipal Bond                $26,706   $34,975   $70,521
Rhode Island Municipal Bond                 $25,101   $ 2,285   $12,453
Intermediate Tax-Exempt Bond                $     0   $     0       N/A
Connecticut Intermediate Municipal Bond     $ 1,093   $ 2,117       N/A
Massachusetts Intermediate Municipal Bond   $13,687   $ 1,750       N/A
Florida Municipal Bond                            *         *         *
Pennsylvania Municipal Bond                       *         *         *


----------

* The Florida Municipal Bond Fund and Pennsylvania Municipal Bond Fund do not currently offer Retail A Shares.

     PFPC Distributors, PDI and FD Distributors retained none of the amounts shown in the table above.


     PFPC Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Funds. Prior to January 1, 2001, PDI was entitled to the payment of such contingent deferred sales charges. Prior to December 1, 1999, FD Distributors was entitled to the payment of such contingent deferred sales charges. For the fiscal years ended October 31, 2001, 2000 and 1999, PFPC Distributors, PDI and/or FD Distributors received contingent deferred sales charges in connection with Retail B Share redemptions of the Tax-Exempt Bond Fund in the amounts of $21,295, $12,174 and $14,680, respectively. PDI and FD Distributors retained none of these amounts.


     For the period March 1, 2001 (date of initial public offering) through October 31, 2001, PFPC Distributors received contingent deferred sales charges in connection with redemptions of Retail B Shares of the New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund, Rhode Island Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund and Connecticut Intermediate Municipal Bond Fund as follows:


                                              FOR THE FISCAL PERIODS
                                                  ENDED OCTOBER 31
FUND                                                   2001*
----                                                   -----

New Jersey Municipal Bond                               $ 0
New York Municipal Bond                                 $88
Connecticut Municipal Bond                              $ 0
Massachusetts Municipal Bond                            $ 0
Rhode Island Municipal Bond                             $ 0
Intermediate Tax-Exempt Bond                            $ 0
Connecticut Intermediate Municipal Bond                 $ 0
Massachusetts Intermediate Municipal Bond               $ 0
Florida Municipal Bond                                   **
Pennsylvania Municipal Bond                              **


----------
*    Retail B Shares of the Funds were initially offered on March 1, 2001.

** The Florida Municipal Bond Fund and the Pennsylvania Municipal Bond Fund currently do not offer Retail B Shares.


     The following table shows all sales charges, commissions and other compensation received by PFPC Distributors and/or PDI directly or indirectly from the Funds during the fiscal year or period ended October 31, 2001:

                                                                               BROKERAGE
                                       NET UNDERWRITING   COMPENSATION ON   COMMISSIONS IN
                                        DISCOUNTS AND      REDEMPTION AND   CONNECTION WITH       OTHER
FUND                                    COMMISSIONS(1)     REPURCHASE(2)      TRANSACTIONS    COMPENSATION(3)
----                                    --------------     -------------      ------------    ---------------

Tax-Exempt                                  $35,531            $21,295           $     0          $56,292
  Bond
New Jersey Municipal                        $ 6,868            $     0           $     0          $ 4,535
  Bond

New York Municipal                          $39,332            $    88           $     0          $58,491
  Bond
Connecticut Municipal                       $30,712            $     0           $     0          $ 4,558
  Bond
Massachusetts Municipal                     $26,706            $     0           $     0          $47,963
  Bond
Rhode Island Municipal                      $25,101            $     0           $     0          $   184
  Bond
Intermediate Tax-Exempt                     $     0            $     0           $     0          $ 3,486
  Bond
Connecticut Intermediate                    $ 1,093            $     0           $     0          $ 7,753
  Municipal Bond
Massachusetts Intermediate                  $13,687            $     0           $     0          $23,824
  Municipal Bond
Florida Municipal                               N/A                N/A           $     0          $     0
  Bond
Pennsylvania Municipal                          N/A                N/A           $     0          $     0
  Bond


----------
(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.
(3) Represents payments made under the Shareholder Services Plan, Distribution Plan for Retail A Shares and Distribution and Services Plan for Retail B Shares during the fiscal year ended October 31, 2001, which includes fees accrued in the fiscal year ended October 31, 2000 which were paid in 2001 (see "Shareholder Services Plan", "Distribution Plan" and "Distribution and Services Plan" above).

                                    AUDITORS


     Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02116, currently serve as auditors for Galaxy. The financial highlights for the respective Funds included in the Prospectuses and the information for the Funds contained in the Annual Report for the fiscal years ended on or before October 31, 1998 were audited by Galaxy's former auditors.

     Prior to the Pillar Reorganization, Arthur Andersen LLP, with offices at 1601 Market Street, Philadelphia, Pennsylvania 19103, served as independent auditors for the Predecessor Pillar Fund. The financial highlights for the Predecessor Pillar Fund for each of the fiscal years or periods ended on or before December 31, 2000 have been audited by Arthur Andersen LLP.

     Prior to the Boston 1784 Reorganization, PricewaterhouseCoopers LLP, with offices at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, served as independent accountants for the Predecessor Boston 1784 Funds. The financial highlights for the Predecessor Boston 1784 Funds for the fiscal years or periods ended on or before May 31, 2000 have been audited by PricewaterhouseCoopers LLP.


                                     COUNSEL


     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, Secretary of Galaxy, is a partner), One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy, will pass upon certain legal matters on its behalf, and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New Jersey Municipal Bond Fund concerning New Jersey taxes and the description of special considerations relating to New Jersey Municipal Securities and the portion of this Statement of Additional Information and the Prospectuses with respect to the Pennsylvania Municipal Bond Fund concerning Pennsylvania taxes and the description of special consideration relating to Pennsylvania Municipal Securities. The law firm of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as special New York counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New York Municipal Bond Fund concerning New York taxes and the description of special considerations relating to New York Municipal Securities. The law firm of Day, Berry & Howard LLP, City Place I, Hartford, Connecticut 06103-3499, serves as special Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Connecticut Municipal Bond Fund and Connecticut Intermediate Municipal Bond Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as special Massachusetts counsel and special Rhode Island counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Massachusetts Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities and the portion of this Statement of Additional Information and the Prospectus with respect to the Rhode Island Municipal Bond Fund concerning Rhode Island taxes and the description of special considerations relating to Rhode Island Municipal Securities. The law firm of McGuire Woods LLP, 50 North Laura Street, Jacksonville, Florida 32202-3635 serves as special Florida counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Florida Municipal Bond Fund concerning Florida taxes and the description of special considerations relating to Florida Municipal Securities.

                                 CODES OF ETHICS

     Galaxy and Fleet have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to the particular Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

                        PERFORMANCE AND YIELD INFORMATION

     Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

     The Funds' 30-day (or one month) standard yields are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                           YIELD = 2[((a-b)/cd+1)6-1]

Where:      a =  dividends and interest earned by a
                 Fund during the period;

            b =  expenses accrued for the period (net
                 of reimbursements);

            c =  average daily number of shares
                 outstanding during the period,
                 entitled to receive dividends; and

            d =  maximum offering price per share on
                 the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the

Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

     The "tax-equivalent" yield of the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Connecticut Intermediate Municipal Bond, Massachusetts Municipal Bond, Massachusetts Intermediate Municipal Bond, Florida Municipal Bond and Rhode Island Municipal Bond Funds is computed by: (a) dividing the portion of each Fund's yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the yield that is not exempt from federal income tax. The "tax-equivalent" yield of the Tax-Exempt Bond Fund is computed by (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and
(b) adding that figure to that portion, if any, of the yield that is not exempt from federal income tax.

     Based on the foregoing calculations, the standard yields and tax-equivalent yields (assuming a 39.1% federal tax rate) for Retail A Shares and Trust Shares of the Funds for the 30-day period ended October 31, 2001 were as set forth below:


                                                                      RETAIL A                       TRUST
                                                                      --------                       -----
FUND                                                         STANDARD     TAX-EQUIVALENT   STANDARD     TAX-EQUIVALENT
----                                                         --------     --------------   --------     --------------

Tax-Exempt Bond                                                3.36%          5.52%          3.72%          6.11%
New Jersey Municipal Bond                                      3.34%          5.48%          3.63%          5.96%
New York Municipal Bond                                        3.52%          5.78%          3.88%          6.37%
Connecticut Municipal Bond                                     3.38%          5.55%          3.73%          6.12%
Massachusetts Municipal Bond                                   3.33%          5.47%          3.65%          5.99%
Rhode Island Municipal Bond                                    3.62%          5.94%          3.82%          6.27%
Intermediate Tax-Exempt Bond                                   2.71%          4.45%          3.05%          5.01%
Connecticut Intermediate Municipal Bond                        3.17%          5.21%          3.52%          5.78%
Massachusetts Intermediate Municipal Bond                      3.35%          5.50%          3.70%          6.08%
Florida Municipal Bond                                            *              *           3.43%**        5.63%**
Pennsylvania Municipal Bond                                       *              *           3.62%          5.94%


----------
* The Florida Municipal Bond Fund and Pennsylvania Municipal Bond Fund do not offer Retail A Shares.
**   Represents yields for Shares of the Florida Municipal Bond Fund.

     Based on the foregoing calculations, the standard yields and tax-equivalent yields (assuming a 39.1% federal tax rate) for Retail B Shares of the Funds for the 30-day period ended October 31, 2001 were as set forth below:


                                                                                      RETAIL B
                                                                                      --------
FUND                                                                           STANDARD    TAX-EQUIVALENT
----                                                                           --------    --------------

Tax-Exempt Bond                                                                  2.89%         4.75%
New Jersey Municipal Bond                                                        2.55%         4.19%
New York Municipal Bond                                                          3.06%         5.02%
Connecticut Municipal Bond                                                       3.20%         5.25%
Massachusetts Municipal Bond                                                     2.85%         4.68%
Rhode Island Municipal Bond                                                      3.05%         5.01%
Intermediate Tax-Exempt Bond                                                     2.05%         3.37%
Connecticut Intermediate Municipal Bond                                          2.56%         4.20%
Massachusetts Intermediate Municipal Bond                                        2.90%         4.76%


     Each Fund that advertises its "average annual total return (before taxes)" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

            T = [(ERV/P)-1]1/n

Where:      T =         average annual total return;

            ERV  =      ending redeemable value of a hypothetical
                        $1,000 payment made at the beginning of the l, 5 or 10 year (or other) period at the end of the applicable period (or a fractional portion thereof);

            P =         hypothetical initial payment of $1,000; and

            n = period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. Aggregate total returns do not reflect the effect of taxes paid by shareholders on Fund distributions or redemption of Fund shares. The formula for calculating aggregate total return is as follows:

            Aggregate Total Return =  [(ERV/P)-1]

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' Retail Shares average annual return (before taxes) and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A Shares or redemptions of Retail B Shares, as the case may be.

     The aggregate total returns for Retail A Shares, Retail B Shares and Trust Shares of the Funds from the date of initial public offering through October 31, 2001 are set forth below:


FUND                                                         RETAIL A           RETAIL B             TRUST
----                                                         --------           --------             -----

Tax-Exempt Bond                                              75.25%(1)         28.72%(11)          85.40%(1)
New Jersey Municipal Bond                                    13.34%(2)         -0.39%(12)          19.74%(2)
New York Municipal Bond                                      70.82%(3)         -0.54%(12)          81.81%(3)
Connecticut Municipal Bond                                   50.47%(4)         -0.51%(12)          60.30%(4)
Massachusetts Municipal Bond                                 49.19%(5)         -0.27%(12)          58.56%(5)
Rhode Island Municipal Bond                                  49.83%(6)         -0.40%(12)          14.10%(7)
Intermediate Tax-Exempt Bond                                  7.21%(8)         -0.58%(12)          63.01%(9)
Connecticut Intermediate Municipal Bond                       7.27%(8)         -0.67%(12)          55.36%(10)
Massachusetts Intermediate Municipal Bond                     7.35%(8)         -0.59%(12)          56.92%(9)
Florida Municipal Bond                                           *                 *               26.36%**(13)
Pennsylvania Municipal Bond                                      *                 *               48.60%(14)

----------
* The Florida Municipal Bond Fund and Pennsylvania Municipal Bond Fund do not currently offer Retail A Shares or Retail B Shares.
**   Represents returns for Shares of the Florida Municipal Bond Fund.
(1) For the period from December 30, 1991 (initial public offering date) through October 31, 2001.
(2) For the period from April 3, 1998 (initial public offering date) through October 31, 2001.
(3) For the period from December 31, 1991 (initial public offering date) through October 31, 2001.
(4) For the period from March 16, 1993 (initial public offering date) through October 31, 2001.
(5) For the period from March 12, 1993 (initial public offering date) through October 31, 2001.
(6) For the period from December 20, 1994 (initial public offering date) through October 31, 2001.
(7) For the period June 19, 2000 (initial public offering date) through October 31, 2001.
(8) For the period June 26, 2000 through October 31, 2001. The Predecessor Funds did not offer Retail A Shares prior to the Reorganization.
(9) For the period June 14, 1993 (initial public offering date) through October 31, 2001. Performance for the period prior to June 26, 2000 represents performance of the single class of shares of the Predecessor Boston 1784 Fund.
(10) For the period August 1, 1994 (initial public offering date) through October 31, 2000. Performance for the period prior to June 26, 2000 represents performance of the single class of shares of the Predecessor Boston 1784 Fund.

(11) For the period March 4, 1996 (initial public offering date) through October 31, 2001.
(12) For the period March 1, 2001 (initial public offering date) through October 31, 2001.
(13) For the period June 30, 1997 (initial public offering date) through October 31, 2000. Performance for the period prior to June 26, 2000 represents performance of the single class of shares of the Predecessor Boston 1784 Fund.
(14) For the period May 5, 1993 (initial public offering date) through October 31, 2001. Performance for the period prior to August 27, 2001 represents performance of Class I Shares of the Predecessor Pillar Fund.


     The average annual total returns (before taxes) for Retail A Shares and Trust Shares (as applicable) of the Funds for the one-year and five-year periods (as applicable) ended October 31, 2001 are as set forth below:


                                                             RETAIL A               RETAIL B                TRUST
                                                             --------               --------                -----
FUND                                                  ONE-YEAR    FIVE-YEAR   ONE-YEAR   FIVE-YEAR   ONE-YEAR    FIVE-YEAR
----                                                  --------    ---------   --------   ---------   --------    ---------

Tax-Exempt Bond                                        5.32%        4.91%      4.86%       4.79%      10.78%      6.17%
New Jersey Municipal Bond                              4.35%           *          *           *        9.73%        *
New York Municipal Bond                                4.37%        4.92%         *           *        9.80%      6.15%
Connecticut Municipal Bond                             4.59%        4.84%         *           *       10.04%      6.09%
Massachusetts Municipal Bond                           4.89%        4.89%         *           *       10.27%      6.10%
Rhode Island Municipal Bond                            4.62%        5.06%         *           *        9.89%         *
Intermediate Tax-Exempt Bond                           3.83%(1)        *          *           *        9.23%      6.09%(2)
Connecticut Intermediate Municipal Bond                3.91%(1)        *          *           *        9.32%      5.95%(2)
Massachusetts Intermediate Municipal Bond              3.85%(1)        *          *           *        9.24%      5.97%(2)
Florida Municipal Bond                                   **           **         **          **        8.92%(3)      *
Pennsylvania Municipal Bond                              **           **         **          **       11.30%(4)   5.11%(4)


----------
*    Not offered during the full period.
** The Florida Municipal Bond Fund and Pennsylvania Municipal Bond Fund currently do not offer Retail A Shares.
(1)  Retail A Shares of the Fund were initially offered on June 26, 2000.
(2) Performance for the period prior to June 26, 2000 represents performance of the single class of shares of the Predecessor Boston 1784 Fund.
(3)  Represents returns for Shares of the Florida Municipal Bond Fund.
(4) Performance for the period prior to August 27, 2001 represents performance of Class I Shares of the Predecessor Pillar Fund.

     The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are included in the Prospectuses.


     "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

     "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

TAX-EQUIVALENCY TABLES - NEW JERSEY MUNICIPAL BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND, RHODE ISLAND MUNICIPAL BOND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND, MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND, PENNSYLVANIA MUNICIPAL BOND AND FLORIDA MUNICIPAL BOND FUNDS

     The New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Florida Municipal Bond, Rhode Island Municipal Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Pennsylvania Municipal Bond Funds also may use tax-equivalency tables in advertising and sales literature. The interest earned by the Municipal Securities in the Funds' respective portfolios generally remains free from federal regular income tax, and from the regular personal income tax imposed by New Jersey, New York, Connecticut, Massachusetts, Rhode Island and Pennsylvania, as applicable. Some portion of the Funds' income may, however, be subject to the federal alternative minimum tax and state and local regular or alternative minimum taxes. As the tables below indicate, "tax-free" investments may be attractive choices for investors, particularly in times of narrow spreads between "tax-free" and taxable yields. The tax-exempt yields used here are hypothetical and no assurance can be made that a Fund will obtain any particular yield. A Fund's yield fluctuates as market conditions change.

     The tax brackets and related yield calculations are based upon the expected 2002 state marginal tax rates and the 2002 Federal marginal tax rates adjusted to reflect changes in rates for 2002 as enacted by the Economic Growth and Tax Relief Reconciliation Act of 2001 (the "Act"), which was signed into law on June 7, 2001. As enacted, the Act will reduce Federal marginal tax rates gradually until 2006. The combined Federal and state rate reflects an assumed deduction of the state tax liability. In fact, however, certain limitations on this deductibility may apply. Also, the tables do not reflect the phase out of personal exemptions and itemized deductions, which will apply to certain higher income taxpayers.

     These are not indicators of past or future performance of the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Florida Municipal Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal, Rhode Island Municipal Bond and Pennsylvania Municipal Bond Funds.

     Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent for each chart. Moreover, the charts do not reflect the possible effect of all items relating to the effective marginal tax rate, such as alternative minimum tax, personal exemptions, tax credits, the phase-out of exemptions or credits, itemized deductions (including the federal deduction for state taxes paid) or the possible partial disallowance of deductions.

     Note: The charts below do not address taxable equivalent yields applicable to married taxpayers filing separate returns or heads of households.

     Investors are urged to consult their own tax advisors as to these matters.

NEW JERSEY: 2002


Equivalent yields: Tax-exempt


                                  New
                                  Jersey &    New Jersey Tax
$Taxable                          Federal     Equivalent Yields.**
Income*          State    Federal Effective ----------------------------------------------------------------------------------------
Single           Rate     Rate    Rate      2.0%    2.5%    3.0%   3.5%    4.0%    4.5%    5.0%     5.5%     6.0%     6.5%    7.0%
------------------------------------------------------------------------------------------------------------------------------------

$0-6,000          1.40%   10.0%   11.26%    2.25%   2.82%   3.38%  3.94%   4.51%   5.07%   5.63%    6.20%    6.76%    7.32%   7.89%
6,001-20,000      1.40%   15.0%   16.19%    2.39%   2.98%   3.58%  4.18%   4.77%   5.37%   5.97%    6.56%    7.16%    7.76%   8.35%
20,001-27,950     1.75%   15.0%   16.49%    2.39%   2.99%   3.59%  4.19%   4.79%   5.39%   5.99%    6.59%    7.18%    7.78%   8.38%
27,951-35,000     1.75%   27.0%   28.28%    2.79%   3.49%   4.18%  4.88%   5.58%   6.27%   6.97%    7.67%    8.37%    9.06%   9.76%
35,001 -40,000    3.50%   27.0%   29.56%    2.84%   3.55%   4.26%  4.97%   5.68%   6.39%   7.10%    7.81%    8.52%    9.23%   9.94%
40,001- 67,700   5.525%   27.0%   31.03%    2.90%   3.62%   4.35%  5.07%   5.80%   6.52%   7.25%    7.97%    8.70%    9.42%  10.15%
67,701-75,000    5.525%   30.0%   33.87%    3.02%   3.78%   4.54%  5.29%   6.05%   6.80%   7.56%    8.32%    9.07%    9.83%  10.59%
75,001-141,250    6.37%   30.0%   34.46%    3.05%   3.81%   4.58%  5.34%   6.10%   6.87%   7.63%    8.39%    9.15%    9.92%  10.68%
141,251-307,050   6.37%   35.0%   39.14%    3.29%   4.11%   4.93%  5.75%   6.57%   7.39%   8.22%    9.04%    9.86%   10.68%  11.50%
Over 307,050      6.37%   38.6%   42.51%    3.48%   4.35%   5.22%  6.09%   6.96%   7.83%   8.70%    9.57%   10.44%   11.31%  12.18%
------------------------------------------------------------------------------------------------------------------------------------



                                   New
                                   Jersey &  New Jersey Tax
                                   Federal   Equivalent Yields.**
$Taxable Income*  State    Federal Effective --------------------------------------------------------------------------------------
Married Jointly   Rate     Rate    Rate      2.0%    2.5%    3.0%    3.5%   4.0%   4.5%   5.0%    5.5%    6.0%     6.5%     7.0%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
$0-12,000          1.40%   10.0%   11.26%  2.25%   2.82%   3.38%   3.94%  4.51%  5.07%   5.63%   6.20%   6.76%    7.32%    7.89%
12,001-20,000      1.40%   15.0%   16.19%  2.39%   2.98%   3.58%   4.18%  4.77%  5.37%   5.97%   6.56%   7.16%    7.76%    8.35%
20,001-46,700      1.75%   15.0%   16.49%  2.39%   2.99%   3.59%   4.19%  4.79%  5.39%   5.99%   6.59%   7.18%    7.78%    8.38%
46,701-50,000      1.75%   27.0%   28.28%  2.79%   3.49%   4.18%   4.88%  5.58%  6.27%   6.97%   7.67%   8.37%    9.06%    9.76%
50,001-70,000      2.45%   27.0%   28.79%  2.81%   3.51%   4.21%   4.92%  5.62%  6.32%   7.02%   7.72%   8.43%    9.13%    9.83%
70,001-80,000      3.50%   27.0%   29.56%  2.84%   3.55%   4.26%   4.97%  5.68%  6.39%   7.10%   7.81%   8.52%    9.23%    9.94%
80,001-112,850    5.525%   27.0%   31.03%  2.90%   3.62%   4.35%   5.07%  5.80%  6.52%   7.25%   7.97%   8.70%    9.42%   10.15%
112,851-150,000   5.525%   30.0%   33.87%  3.02%   3.78%   4.54%   5.29%  6.05%  6.80%   7.56%   8.32%   9.07%    9.83%   10.59%
150,001-171,950    6.37%   30.0%   34.46%  3.05%   3.81%   4.58%   5.34%  6.10%  6.87%   7.63%   8.39%   9.15%    9.92%   10.68%
171,951-307,050    6.37%   35.0%   39.14%  3.29%   4.11%   4.93%   5.75%  6.57%  7.39%   8.22%   9.04%   9.86%   10.68%   11.50%
Over 307,050       6.37%   38.6%   42.51%  3.48%   4.35%   5.22%   6.09%  6.96%  7.83%   8.70%   9.57%  10.44%   11.31%   12.18%
------------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for New Jersey tax purposes is the same as defined in the Internal Revenue Code. In fact, however, New Jersey taxable income may differ due to differences in exemptions, itemized deductions and other items.
** Each entry represents the taxable yield that is the equivalent to the specified Federal and New Jersey tax-exempt yield for a New Jersey taxpayer in the specified income bracket.

NEW YORK STATE AND CITY: 2002


Equivalent yields: Tax-exempt


                                                                              New York Tax Equivalent Yields:****
                                   State              Federal    Federal      ------------------------------------------------
$Taxable Income*   City     State  City      Federal  Effective  Effective
Single             Rate***  Rate   Combined  Rate     Rate       Rate***      2.0%     2.5%    3.0%   3.5%    4.0%    4.5%
------------------------------------------------------------------------------------------------------------------------------

$0-6,000           2.907%   4.00%   6.91%    10.0%    13.6000%   16.2163%     2.39%    2.98%   3.58%  4.18%   4.77%   5.37%
$6,001-8,000       2.907%   4.00%   6.91%    15.0%    18.4000%   20.8710%     2.53%    3.16%   3.79%  4.42%   5.06%   5.69%
$8,001-11,000      2.907%   4.50%   7.41%    15.0%    18.8250%   21.2960%     2.54%    3.18%   3.81%  4.45%   5.08%   5.72%
$11,001-12,000     2.907%   5.25%   8.16%    15.0%    19.4625%   21.9335%     2.56%    3.20%   3.84%  4.48%   5.12%   5.76%
$12,001-13,000     3.534%   5.25%   8.78%    15.0%    19.4625%   22.4664%     2.58%    3.22%   3.87%  4.51%   5.16%   5.80%
$13,001-20,000     3.534%   5.90%   9.43%    15.0%    20.0150%   23.0189%     2.60%    3.25%   3.90%  4.55%   5.20%   5.85%
$20,001-25,000     3.534%   6.85%  10.38%    15.0%    20.8225%   23.8264%     2.63%    3.28%   3.94%  4.59%   5.25%   5.91%
$25,001-27,950     3.591%   6.85%  10.44%    15.0%    20.8225%   23.8749%     2.63%    3.28%   3.94%  4.60%   5.25%   5.91%
$27,951-50,000     3.591%   6.85%  10.44%    27.0%    32.0005%   34.6219%     3.06%    3.82%   4.59%  5.35%   6.12%   6.88%
$50,001-67,700     3.648%   6.85%  10.50%    27.0%    32.0005%   34.6635%     3.06%    3.83%   4.59%  5.36%   6.12%   6.89%
$67,701-141,250    3.648%   6.85%  10.50%    30.0%    34.7950%   37.3486%     3.19%    3.99%   4.79%  5.59%   6.38%   7.18%
141,251 - 307,050  3.648%   6.85%  10.50%    35.0%    39.4525%   41.8237%     3.44%    4.30%   5.16%  6.02%   6.88%   7.74%
Over 307,050       3.648%   6.85%  10.50%    38.6%    42.8059%   45.0458%     3.64%    4.55%   5.46%  6.37%   7.28%   8.19%

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                       5.0%     5.5%     6.0%     6.5%     7.0%
------------------------------------------------------------------

$0-6,000              5.97%    6.56%    7.16%    7.76%    8.35%
$6,001-8,000          6.32%    6.95%    7.58%    8.21%    8.85%
$8,001-11,000         6.35%    6.99%    7.62%    8.26%    8.89%
$11,001-12,000        6.40%    7.05%    7.69%    8.33%    8.97%
$12,001-13,000        6.45%    7.09%    7.74%    8.38%    9.03%
$13,001-20,000        6.50%    7.14%    7.79%    8.44%    9.09%
$20,001-25,000        6.56%    7.22%    7.88%    8.53%    9.19%
$25,001-27,950        6.57%    7.22%    7.88%    8.54%    9.20%
$27,951-50,000        7.65%    8.41%    9.18%    9.94%   10.71%
$50,001-67,700        7.65%    8.42%    9.18%    9.95%   10.71%
$67,701-141,250       7.98%    8.78%    9.58%   10.37%   11.17%
141,251 - 307,050     8.59%    9.45%   10.31%   11.17%   12.03%
Over 307,050          9.10%   10.01%   10.92%   11.83%   12.74%
------------------------------------------------------------------



                                                       New York     New York State
                                                       State and    City and
$Taxable Income*                     State             Federal      Federal         New York Tax Equivalent Yields****
Married Filing     City      City    City      Federal Effective    Effective       -----------------------------------------------
Jointly            Rate***   Rate    Combined  Rate    Rate         Rate***         2.0%      2.5%     3.0%       3.5%     4.0%
-----------------------------------------------------------------------------------------------------------------------------------

$0-12,000          2.907%    4.00%   6.91%     10.0%   13.6000%      16.2163%       2.39%     2.98%     3.58%      4.18%   4.77%
$12,001-16,000     2.907%    4.00%   6.91%     15.0%   18.4000%      20.8710%       2.53%     3.16%     3.79%      4.42%   5.06%
$16,001-21,600     2.907%    4.50%   7.41%     15.0%   18.8250%      21.2960%       2.54%     3.18%     3.81%      4.45%   5.08%
$21,601-22,000     3.534%    4.50%   8.03%     15.0%   18.8250%      21.8289%       2.56%     3.20%     3.84%      4.48%   5.12%
$22,001-26,000     3.534%    5.25%   8.78%     15.0%   19.4625%      22.4664%       2.58%     3.22%     3.87%      4.51%   5.16%
$26,001-40,000     3.534%    5.90%   9.43%     15.0%   20.0150%      23.0189%       2.60%     3.25%     3.90%      4.55%   5.20%
$40,001-45,000     3.534%    6.85%   10.38%    15.0%   20.8225%      23.8264%       2.63%     3.28%     3.94%      4.59%   5.25%
$45,001-46,700     3.591%    6.85%   10.44%    15.0%   20.8225%      23.8749%       2.63%     3.28%     3.94%      4.60%   5.25%
$46,701-90,000     3.591%    6.85%   10.44%    27.0%   32.0005%      34.6219%       3.06%     3.82%     4.59%      5.35%   6.12%
$90,001-112,850    3.648%    6.85%   10.50%    27.0%   32.0005%      34.6635%       3.06%     3.83%     4.59%      5.36%   6.12%
$112,851-171,950   3.648%    6.85%   10.50%    30.0%   34.7950%      37.3486%       3.19%     3.99%     4.79%      5.59%   6.38%
$171,951- 307,050  3.648%    6.85%   10.50%    35.0%   39.4525%      41.8237%       3.44%     4.30%     5.16%      6.02%   6.88%
Over 307,050       3.648%    6.85%   10.50%    38.6%   42.8059%      45.0458%       3.64%     4.55%     5.46%      6.37%   7.28%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                       4.5%     5.0%     5.5%    6.0%     6.5%     7.0%
--------------------------------------------------------------------------

$0-12,000             5.37%    5.97%     6.56%    7.16%   7.76%    8.35%
$12,001-16,000        5.69%    6.32%     6.95%    7.58%   8.21%    8.85%
$16,001-21,600        5.72%    6.35%     6.99%    7.62%   8.26%    8.89%
$21,601-22,000        5.76%    6.40%     7.04%    7.68%   8.32%    8.95%
$22,001-26,000        5.80%    6.45%     7.09%    7.74%   8.38%    9.03%
$26,001-40,000        5.85%    6.50%     7.14%    7.79%   8.44%    9.09%
$40,001-45,000        5.91%    6.56%     7.22%    7.88%   8.53%    9.19%
$45,001-46,700        5.91%    6.57%     7.22%    7.88%   8.54%    9.20%
$46,701-90,000        6.88%    7.65%     8.41%    9.18%   9.94%   10.71%
$90,001-112,850       6.89%    7.65%     8.42%    9.18%   9.95%   10.71%
$112,851-171,950      7.18%    7.98%     8.78%    9.58%  10.37%   11.17%
$171,951- 307,050     7.74%    8.59%     9.45%   10.31%  11.17%   12.03%
Over 307,050          8.19%    9.10%    10.01%   10.92%  11.83%   12.74%
--------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the New York State or City Personal Income Tax law; however, New York state or city taxable income may differ due to differences in exemptions, itemized deductions, and other items.


** For federal tax purposes, these combined rates reflect the applicable marginal rates for 2002, including indexing for inflation. These rates include the effect of deducting state and city taxes on your Federal return. For New York purposes, these combined rates reflect the New York State and New York City tax and surcharge rates for 2002.

*** The New York City rate is comprised of the tax base rate and city surcharge for 2002.


****      These represent New York State, City, and Federal Equivalent Yields

CONNECTICUT: 2002



                                              Connecticut Tax-Equivalent
                                    Combined  Yields**
$Taxable Income*  State    Federal  Effective --------------------------------------------------------------------------------------
Single            Rate     Rate     Rate      2.0%   2.5%    3.0%     3.5%   4.0%    4.5%    5.0%    5.5%     6.0%    6.5%    7.0%
------------------------------------------------------------------------------------------------------------------------------------

$0-6,000          3.00%    10.0%    12.70%    2.29%  2.86%   3.44%    4.01%  4.58%   5.15%   5.73%   6.30%    6.87%    7.45%   8.02%
6,001-27,950      3.96%    15.0%    18.37%    2.45%  3.06%   3.68%    4.29%  4.90%   5.51%   6.13%   6.74%    7.35%    7.96%   8.58%
27,951-67,700     4.50%    27.0%    30.29%    2.87%  3.59%   4.30%    5.02%  5.74%   6.46%   7.17%   7.89%    8.61%    9.32%  10.04%
67,701-141,250    4.50%    30.0%    33.15%    2.99%  3.74%   4.49%    5.24%  5.98%   6.73%   7.48%   8.23%    8.98%    9.72%  10.47%
$141,251-307,050  4.50%    35.0%    37.93%    3.22%  4.03%   4.83%    5.64%  6.44%   7.25%   8.06%   8.86%    9.67%   10.47%  11.28%
Over 307,050      4.50%    38.6%    41.36%    3.41%  4.26%   5.12%    5.97%  6.82%   7.67%   8.53%   9.38%   10.23%   11.08%  11.94%
------------------------------------------------------------------------------------------------------------------------------------



                                              Connecticut
                                              Tax-Equivalent
$Taxable Income*                    Combined  Yields**
Married Filing    State    Federal  Effective --------------------------------------------------------------------------------------
Jointly           Rate     Rate     Rate      2.0%   2.5%    3.0%     3.5%   4.0%    4.5%   5.0%   5.5%     6.0%     6.5%     7.0%
------------------------------------------------------------------------------------------------------------------------------------

$0-12,000          3.00%   10.0%    12.70%    2.29%  2.86%   3.44%    4.01%  4.58%   5.15%  5.73%  6.30%    6.87%    7.45%    8.02%
12,001-46,700     3.825%   15.0%    18.25%    2.45%  3.06%   3.67%    4.28%  4.89%   5.50%  6.12%  6.73%    7.34%    7.95%    8.56%
46,701-112,850     4.50%   27.0%    30.29%    2.87%  3.59%   4.30%    5.02%  5.74%   6.46%  7.17%  7.89%    8.61%    9.32%   10.04%
112,851-171,950    4.50%   30.0%    33.15%    2.99%  3.74%   4.49%    5.24%  5.98%   6.73%  7.48%  8.23%    8.98%    9.72%   10.47%
171,951-307,050    4.50%   35.0%    37.93%    3.22%  4.03%   4.83%    5.64%  6.44%   7.25%  8.06%  8.86%    9.67%   10.47%   11.28%
Over 307,050       4.50%   38.6%    41.36%    3.41%  4.26%   5.12%    5.97%  6.82%   7.67%  8.53%  9.38%   10.23%   11.08%   11.94%
------------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Connecticut tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Connecticut taxable income may differ due to differences in exemptions, itemized deductions or other items.
** Each entry represents the taxable yield that is the equivalent to the specified Federal and Connecticut tax-exempt yield for a Connecticut tax payer in the specified income bracket.

MASSACHUSETTS: 2002


Equivalent Yields:  Tax-Exempt


                                 Combined  Massachusetts Tax-Equivalent Yields**
$Taxable         State   Federal Effective -------------------------------------------------------------------------------------
Income Single*   Rate    Rate    Rate      2.0%    2.5%    3.0%   3.5%    4.0%    4.5%   5.0%    5.5%    6.0%    6.5%    7.0%
--------------------------------------------------------------------------------------------------------------------------------

$0-6,000         5.30%   10.0%   14.77%    2.35%   2.93%   3.52%  4.11%   4.69%   5.28%  5.87%   6.45%   7.04%   7.63%   8.21%
6,001-27,950     5.30%   15.0%   19.51%    2.48%   3.11%   3.73%  4.35%   4.97%   5.59%  6.21%   6.83%   7.45%   8.08%   8.70%
27,951-67,700    5.30%   27.0%   30.87%    2.89%   3.62%   4.34%  5.06%   5.79%   6.51%  7.23%   7.96%   8.68%   9.40%  10.13%
67,701-141,250   5.30%   30.0%   33.71%    3.02%   3.77%   4.53%  5.28%   6.03%   6.79%  7.54%   8.30%   9.05%   9.81%  10.56%
141,251-307,050  5.30%   35.0%   38.45%    3.25%   4.06%   4.87%  5.69%   6.50%   7.31%  8.12%   8.94%   9.75%  10.56%  11.37%
Over 307,050     5.30%   38.6%   41.85%    3.44%   4.30%   5.16%  6.02%   6.88%   7.74%  8.60%   9.46%  10.32%  11.18%  12.04%
--------------------------------------------------------------------------------------------------------------------------------



$Taxable
Income*                          Combined  Massachusetts Tax-Equivalent Yields**
Married Filing   State   Federal Effective -------------------------------------------------------------------------------------
Jointly          Rate    Rate    Rate      2.0%    2.5%    3.0%   3.5%    4.0%    4.5%   5.0%    5.5%    6.0%     6.5%     7.0%
---------------------------------------------------------------------------------------------------------------------------------

$0-12,000        5.30%   10.0%   14.77%    2.35%   2.93%   3.52%  4.11%   4.69%   5.28%  5.87%   6.45%   7.04%    7.63%    8.21%
12,001-46,700    5.30%   15.0%   19.51%    2.48%   3.11%   3.73%  4.35%   4.97%   5.59%  6.21%   6.83%   7.45%    8.08%    8.70%
46,701-112,850   5.30%   27.0%   30.87%    2.89%   3.62%   4.34%  5.06%   5.79%   6.51%  7.23%   7.96%   8.68%    9.40%   10.13%
112,851-171,950  5.30%   30.0%   33.71%    3.02%   3.77%   4.53%  5.28%   6.03%   6.79%  7.54%   8.30%   9.05%    9.81%   10.56%
171,951-307,050  5.30%   35.0%   38.45%    3.25%   4.06%   4.87%  5.69%   6.50%   7.31%  8.12%   8.94%   9.75%   10.56%   11.37%
Over 307,050     5.30%   38.6%   41.85%    3.44%   4.30%   5.16%  6.02%   6.88%   7.74%  8.60%   9.46%  10.32%   11.18%   12.04%
---------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Massachusetts tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Massachusetts taxable income may differ due to differences in exemptions, itemized deductions or other items.
** Each entry represents the taxable yield that is the equivalent to the specified Federal and Massachusetts tax-exempt yield for a Massachusetts tax payer in the specified income bracket.

RHODE ISLAND: 2002


Equivalent yields: Tax-Exempt


                                   Combined   Rhode Island Tax-Equivalent Yields**
$Taxable Income   State   Federal  Effective -----------------------------------------------------------------------------------
Single*           Rate    Rate     Rate       2.0%   2.5%    3.0%    3.5%   4.0%   4.5%    5.0%    5.5%   6.0%    6.5%     7.0%
--------------------------------------------------------------------------------------------------------------------------------

$0-6,000          3.75%   10.0%    13.38%     2.31%  2.89%   3.46%   4.04%  4.62%  5.20%   5.77%   6.35%   6.93%   7.50%    8.08%
6,001-27,950      3.75%   15.0%    18.19%     2.44%  3.06%   3.67%   4.28%  4.89%  5.50%   6.11%   6.72%   7.33%   7.95%    8.56%
27,951-67,700     7.00%   27.0%    32.11%     2.95%  3.68%   4.42%   5.16%  5.89%  6.63%   7.36%   8.10%   8.84%   9.57%   10.31%
67,701-141,250    7.75%   30.0%    35.43%     3.10%  3.87%   4.65%   5.42%  6.19%  6.97%   7.74%   8.52%   9.29%  10.07%   10.84%
141,251-307,050   9.00%   35.0%    40.85%     3.38%  4.23%   5.07%   5.92%  6.76%  7.61%   8.45%   9.30%  10.14%  10.99%   11.83%
Over 307,050      9.90%   38.6%    44.68%     3.62%  4.52%   5.42%   6.33%  7.23%  8.13%   9.04%   9.94%  10.85%  11.75%   12.65%
--------------------------------------------------------------------------------------------------------------------------------



$Taxable                            Combined
Income                              Effective Rhode Island Tax-Equivalent Yields**
Married Filing             Federal  Rates     -------------------------------------------------------------------------------------
Jointly         State Rate Rate               2.0%    2.5%    3.0%    3.5%   4.0%   4.5%   5.0%    5.5%    6.0%     6.5%    7.0%
-----------------------------------------------------------------------------------------------------------------------------------

$0-12,000         3.75%    10.0%    13.38%    2.31%   2.89%   3.46%   4.04%  4.62%  5.20%  5.77%   6.35%    6.93%    7.50%   8.08%
12,001-46,700     3.75%    15.0%    18.19%    2.44%   3.06%   3.67%   4.28%  4.89%  5.50%  6.11%   6.72%    7.33%    7.95%   8.56%
46,701 -112,850   7.00%    27.0%    32.11%    2.95%   3.68%   4.42%   5.16%  5.89%  6.63%  7.36%   8.10%    8.84%    9.57%  10.31%
112,851-171,950   7.75%    30.0%    35.43%    3.10%   3.87%   4.65%   5.42%  6.19%  6.97%  7.74%   8.52%    9.29%   10.07%  10.84%
171,951-307,050   9.00%    35.0%    40.85%    3.38%   4.23%   5.07%   5.92%  6.76%  7.61%  8.45%   9.30%   10.14%   10.99%  11.83%
Over 307,050      9.90%    38.6%    44.68%    3.62%   4.52%   5.42%   6.33%  7.23%  8.13%  9.04%   9.94%   10.85%   11.75%  12.65%
-----------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Rhode Island tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Rhode Island taxable income may differ due to differences in exemptions, itemized deductions or other items.
** Each entry represents the taxable yield that is the equivalent to the specified Federal and Rhode Island tax-exempt yield for a Rhode Island tax payer in the specified income bracket.

FLORIDA: 2002


Equivalent yields:  Tax-Exempt


$Taxable                  Federal         Florida Tax-Equivalent Yields**
Income*          Federal  Effective Rate ------------------------------------------------------------------------------
Single           Rate                     2.0%   2.5%   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%    7.0%
-----------------------------------------------------------------------------------------------------------------------

$0-6,000         10.0%    10.0%           2.22%  2.78%  3.33%  3.89%  4.44%  5.00%  5.56%  6.11%  6.67%   7.22%  7.78%
6,001-27,950     15.0%    15.0%           2.35%  2.94%  3.53%  4.12%  4.71%  5.29%  5.88%  6.47%  7.06%   7.65%  8.24%
27,951-67,700    27.0%    27.0%           2.74%  3.42%  4.11%  4.79%  5.48%  6.16%  6.85%  7.53%  8.22%   8.90%  9.59%
67,701-141,250   30.0%    30.0%           2.86%  3.57%  4.29%  5.00%  5.71%  6.43%  7.14%  7.86%  8.57%   9.29% 10.00%
141,251-307,050  35.0%    35.0%           3.08%  3.85%  4.62%  5.38%  6.15%  6.92%  7.69%  8.46%  9.23%  10.00% 10.77%
Over 307,050     38.6%    38.6%           3.26%  4.07%  4.89%  5.70%  6.51%  7.33%  8.14%  8.96%  9.77%  10.59% 11.40%
-----------------------------------------------------------------------------------------------------------------------



$Taxable                  Federal
Income*                   Effective Florida Tax-Equivalent Yields**
Married filing   Federal  Rate      ------------------------------------------------------------------------------
Jointly          Rate               2.0%   2.5%    3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%    7.0%
------------------------------------------------------------------------------------------------------------------

$0-12,000        10.0%    10.0%     2.22%  2.78%   3.33%  3.89%  4.44%  5.00%  5.56%  6.11%  6.67%   7.22%   7.78%
12,001-46,700    15.0%    15.0%     2.35%  2.94%   3.53%  4.12%  4.71%  5.29%  5.88%  6.47%  7.06%   7.65%   8.24%
46,701-112,850   27.0%    27.0%     2.74%  3.42%   4.11%  4.79%  5.48%  6.16%  6.85%  7.53%  8.22%   8.90%   9.59%
112,851-171,950  30.0%    30.0%     2.86%  3.57%   4.29%  5.00%  5.71%  6.43%  7.14%  7.86%  8.57%   9.29%  10.00%
171,951-307,050  35.0%    35.0%     3.08%  3.85%   4.62%  5.38%  6.15%  6.92%  7.69%  8.46%  9.23%  10.00%  10.77%
Over 307,050     38.6%    38.6%     3.26%  4.07%   4.89%  5.70%  6.51%  7.33%  8.14%  8.96%  9.77%  10.59%  11.40%
------------------------------------------------------------------------------------------------------------------


*    This amount represents taxable income as defined in the Internal Revenue
     Code.
** Each entry represents the taxable yield that is the equivalent to the specified Federal tax-exempt yield for a Florida taxpayer in the specified income bracket.

PENNSYLVANIA: 2002


Equivalency yields: Tax-Exempt


                                             Connecticut Tax-Equivalent
                                  Combined   Yields**
@Taxable Income*  State  Federal  Effective  ------------------------------------------------------------------------------
Single            Rate   Rate     Rate       2.0%   2.5%   3.0%   3.5%   4.0%   4.5%   5.0%    5.5%   6.0%   6.5%    7.0%
---------------------------------------------------------------------------------------------------------------------------

$0-6,000          2.80%  10.0%    12.52%     2.29%  2.86%  3.43%  4.00%  4.57%  5.14%  5.72%   6.29%   6.86%  7.43%   8.00%
6,001-27,950      2.80%  15.0%    17.38%     2.42%  3.03%  3.63%  4.24%  4.84%  5.45%  6.05%   6.66%   7.26%  7.87%   8.47%
27,951-67,700     2.80%  27.0%    29.04%     2.82%  3.52%  4.23%  4.93%  5.64%  6.34%  7.05%   7.75%   8.46%  9.16%   9.86%
67,701-141,250    2.80%  30.0%    31.96%     2.94%  3.67%  4.41%  5.14%  5.88%  6.61%  7.35%   8.08%   8.82%  9.55%  10.29%
$141,251-307,050  2.80%  35.0%    36.82%     3.17%  3.96%  4.75%  5.54%  6.33%  7.12%  7.91%   8.71%   9.50% 10.29%  11.08%
Over 307,050      2.80%  38.6%    40.32%     3.35%  4.19%  5.03%  5.86%  6.70%  7.54%  8.38%   9.22%  10.05% 10.89%  11.73%
---------------------------------------------------------------------------------------------------------------------------



$Taxable Income*                   Combined  Connecticut Tax-Equivalent Yields**
Married Filing    State   Federal  Effective -------------------------------------------------------------------------------------
Jointly           Rate    Rate     Rate      2.0%   2.5%    3.0%     3.5%   4.0%    4.5%    5.0%    5.5%    6.0%    6.5%    7.0%
----------------------------------------------------------------------------------------------------------------------------------

$0-12,000         2.80%   10.0%    12.52%    2.29%  2.86%   3.43%    4.00%  4.57%   5.14%   5.72%   6.29%    6.86%   7.43%   8.00%
12,001-46,700     2.80%   15.0%    17.38%    2.42%  3.03%   3.63%    4.24%  4.84%   5.45%   6.05%   6.66%    7.26%   7.87%   8.47%
46,701-112,850    2.80%   27.0%    29.04%    2.82%  3.52%   4.23%    4.93%  5.64%   6.34%   7.05%   7.75%    8.46%   9.16%   9.86%
112,851-171,950   2.80%   30.0%    31.96%    2.94%  3.67%   4.41%    5.14%  5.88%   6.61%   7.35%   8.08%    8.82%   9.55%  10.29%
171,951-307,050   2.80%   35.0%    36.82%    3.17%  3.96%   4.75%    5.54%  6.33%   7.12%   7.91%   8.71%    9.50%  10.29%  11.08%
Over 307,050      2.80%   38.6%    40.32%    3.35%  4.19%   5.03%    5.86%  6.70%   7.54%   8.38%   9.22%   10.05%  10.89%  11.73%
----------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Pennsylvania tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Pennsylvania taxable income may differ due to differences in exemptions, itemized deductions or other items.
** Each entry represents the taxable yield that is the equivalent to the specified Federal and Pennsylvania tax-exempt yield for a Pennsylvania tax payer in the specified income bracket.

PERFORMANCE REPORTING

     From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant bond indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

     Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, and THE NEW YORK TIMES, or publications of a local or regional nature, may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares of the Funds, as applicable.

     The standard yield is computed as described above. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. Each Fund may also quote its "tax equivalent yield" which demonstrates the level of taxable yield necessary to produce an after-tax equivalent yield to the Fund's tax-free yield. It is calculated as described above. A Fund's tax-equivalent yield will always be higher than its yield.

     The Funds may also advertise their performance using "average annual total return (before taxes)" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period and are calculated as described above. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load charged by the Funds for Retail A Shares and the applicable contingent deferred sales charge for Retail B Shares and assume that dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares.

     The Funds may also advertise total return data without reflecting the sales charges imposed on the purchase of Retail A Shares or the redemption of Retail B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

     The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

     As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

     A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

     As of February 5, 2002, the name, address and percentage ownership of the entities or persons that held of record or beneficially 5% or more of the outstanding shares of each class of Galaxy's investment portfolios were as follows:



                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

MONEY MARKET FUND
   TRUST SHARES
   Fleet National Bank                                            97.94%
   P.O. Box 92800
   Rochester, NY  14692-8900

TAX-EXEMPT MONEY MARKET FUND
   TRUST SHARES
   Fleet National Bank                                            94.09%
   P.O. Box 92800
   Rochester, NY  14692-8900

GOVERNMENT MONEY MARKET FUND
   TRUST SHARES
   Fleet National Bank                                            96.42%
   P.O. Box 92800
   Rochester, NY  14692-8900

U.S. TREASURY MONEY MARKET FUND
   TRUST SHARES
   Fleet National Bank                                            94.49%
   P.O. Box 92800
   Rochester, NY  14692-8900

INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
   TRUST SHARES
   Fleet National Bank                                            93.06%
   P.O. Box 92800
   Rochester, NY  14692-8900

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
   RETAIL A SHARES
   Fleet National Bank                                            35.92%
   P.O. Box 92800
   Rochester, NY  14692-8900
   U.S. Clearing A Division of Fleet
   Securities Inc.                                                26.40%
   26 Broadway
   New York, NY  10004-1703

CONNECTICUT MUNICIPAL MONEY MARKET FUND
   RETAIL A SHARES
   Fleet National Bank                                            49.46%
   P.O. Box 92800
   Rochester, NY  14692-8900

INSTITUTIONAL TREASURY MONEY MARKET FUND
   CLASS I SHARES
   Fleet National Bank                                            16.57%
   P.O. Box 92800
   Rochester, NY  14692-8900

   Bob & Co.                                                      12.99%
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE10013E
   Boston, MA  02110-1802

   Fleet Bank Omnibus                                             67.09%
   20 Church Street, 8th Floor
   Mailstop CT/EH/40608F
   CAS Operations
   Hartford, CT  06103

                                       135

                                                                 PERCENT
REGISTRATION NAME                                                OWNERSHIP
---------------------------------------------------------------------------

   CLASS II SHARES
   FIM Funding, Inc.                                             100.00%
   Attn: Glen Martin
   150 Federal Street, 4th Floor
   Boston, MA  02110

   CLASS III SHARES
   Bob & Co.                                                      97.33%
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE10013E
   Boston, MA  02110-1802

INSTITUTIONAL PRIME MONEY MARKET FUND
   CLASS I SHARES
   Fleet National Bank                                            62.64%
   P.O. Box 92800
   Rochester, NY 14692-8900

   U.S. Clearing Corp.                                             8.53%
   26 Broadway
   New York, NY  10004-1703

   Bob & Co.                                                      21.30%
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE10013E
   Boston, MA  02110-1802

   PFPC Inc.                                                       5.64%
   As Agent for the Benefit of TA Clients
   Kim Croston Auth. Officer
   4400 Computer Drive
   Westboro, MA  01581

   CLASS II SHARES
   FIM Funding, Inc.                                             100.00%
   Attn: Glen Martin
   150 Federal Street
   4th Floor
   Boston, MA  02110

   CLASS III SHARES
   FIM Funding, Inc.                                              10.69%
   Attn: Glen Martin
   150 Federal Street
   4th Floor
   Boston, MA  02110

   Bob & Co.                                                      89.31%
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE10013E
   Boston, MA  02110-1802

EQUITY VALUE FUND
   TRUST SHARES
   Gales & Co.                                                    28.79%
   Fleet Investment Services
   Mutual Funds Unit- NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    21.39%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    24.17%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Amvescap National Trust
   Company                                                         5.44%
   Agent for Fleet National Bank FBO
   Leviton Manufacturing Savings Plan
   P.O. Box 4054
   Concord, CA  94524

                                       136

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

EQUITY GROWTH FUND
   TRUST SHARES
   Gales & Co.                                                    52.09%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    18.81%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    17.41%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   PRIME A SHARES
   U.S. Clearing Corp.                                             6.83%
   FBO 104-32732-16
   Hilda Brandt
   Roland Park Place
   830 W. 40th Street Apt. 359
   Baltimore, MD  21211-2176

   NH Bragg & Sons                                                89.34%
   401(K) Profit Sharing Plan
   Lawrence S. Cronkite & John Bragg
   TTEES
   92 Perry Road
   P.O. Box 927
   Bangor, ME  04402-0927

   PRIME B SHARES
   U.S. Clearing Corp.                                            19.54%
   FBO 111-98315-17
   Thomas J. Bernfeld
   185 West End Avenue, Apt. 21D
   New York, NY  10023-5548

   U.S. Clearing Corp.                                            12.26%
   FBO 150-90636-14
   Lynn C. Sherrie
   245 Lake Street
   Wilson, NY  14172-9659

   U.S. Clearing Corp.                                            10.58%
   FBO 221-00085-18
   Walter M. Swiecicki & Cathleen
   Swiecicki
   JT WROS
   119 Old Beekman Road
   Monmouth Junction,  NJ 08852-3114

   U.S. Clearing Corp.                                             5.81%
   FBO 195-90734-10
   W.P. Fleming
   66500 E. 253 Road
   Grove, OK  74344-6163

   U.S. Clearing Corp.                                             5.71%
   FBO 131-98122-18
   Elaine B. Odessa
   9 Newman Road
   Pawtucket, RI  02860-6183

   U.S. Clearing Corp.                                            12.63%
   FBO 166-31108-21
   Frank Catanho, Trustee of the Frank
   Catanho
   1996 Trust - Dated 10/22/96
   22315 Main Street
   Hayward, NY  94541-4006

GROWTH FUND II
   TRUST SHARES
   Gales & Co.                                                    18.32%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

                                       137

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

   Gales & Co.                                                    13.31%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    58.71%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

EQUITY INCOME FUND
   TRUST SHARES
   Gales & Co.                                                    58.08%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    22.51%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    14.86%
   Fleet Investment Services
   Mutual Funds Unit- NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

INTERNATIONAL EQUITY FUND
   TRUST SHARES
   Gales & Co.                                                    23.92%
   Fleet Investment Services
   Mutual Funds Unit- NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    31.38%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    35.53%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   PRIME A SHARES
   U.S. Clearing Corp.                                            76.73%
   FBO 125-98055-11
   Albert F. Twanmo
   6508 81st Street
   Cabin John, MD  20818-1203

   U.S. Clearing Corp.                                            14.11%
   FBO 136-99157-13
   Jon-Paul Dadaian
   178 Clarken Drive
   West Orange, NJ  07052-3441

   U.S. Clearing Corp.                                             8.76%
   FBO 200-80589-15
   Mark A Rydell
   Quick & Reilly 401k Plan
   40 Bethesda Park Circle
   Boynton Beach, FL  33435-6613

   PRIME B SHARES
   U.S. Clearing Corp.                                            72.44%
   FBO 102-59241-17
   Church & Friary of St. Francis of Assisi
   c/o Fr. Peter Brophy, OFM
   135 West 31st Street
   New York, NY  10001-3405

                                       138

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

   U.S. Clearing Corp.                                             5.35%
   FBO 195-90025-13
   Guido Guinasso
   418 College Avenue
   San Francisco, CA  94112-1114

GROWTH & INCOME FUND
   TRUST SHARES
   Gales & Co.                                                    56.96%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    32.78%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   PRIME A SHARES
   U.S. Clearing Corp.                                            59.43%
   FBO 113-27816-16
   Pamela M. Fein
   68 Oak Ridge Drive
   Bethany, CT  06524-3118

   U.S. Clearing Corp.                                            17.98%
   FBO 175-97327-10
   Margaret Ann Gillenwater
   2525 E. Prince Road #23
   Tucson, AZ  85716-1146

   U.S. Clearing Corp.                                             6.14%
   FBO 114-97798-19
   Dona Schneid
   7909 Venture Center Way #9104
   Boynton Beach, FL  33437-7412

   U.S. Clearing Corp.                                             8.83%
   FBO 134-93669-12
   Krzysztof Mizura
   26 Perron Road
   Plainville, CT  06062-1100

   PRIME B SHARES
   U.S. Clearing Corp.                                            29.63%
   FBO 147-97497-13
   Martin Allen Sante
   8858 Moanalua Way
   Diamondhead, MS  39525-3760

   U.S. Clearing Corp.                                            17.37%
   FBO 103-31744-16
   Irwin Luftig & Elaine Luftig
   6119 Bear Creek Ct.
   Lake Worth, FL  33467-6812

   U.S. Clearing Corp.                                            16.62%
   FBO 148-28677-18
   Linda M Berke &
   Michael E. Berke JT TEN
   30941 Westwood Road
   Farmington Hills, MI  48331-1466

   U.S. Clearing Corp.                                            16.21%
   FBO 147-29019-15
   Walter W. Quan
   2617 Skyline Drive
   Lorain, OH  44053-2243

   U.S. Clearing Corp.                                             6.21%
   FBO 013-90166-12
   Florence G. St. Onge
   34 Cedar Lane
   Warren, RI  02885-2236

                                       139

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

ASSALLOCATION FUND
   TRUST SHARES
   Gales & Co.                                                    48.98%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                     6.80%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   PRIME A SHARES
   U.S. Clearing Corp.                                            10.96%
   FBO 155-98529-16
   Frederick B. Galt
   616 Vanderlyn Lane
   Slingerlands, NY  12159-9543

   U.S. Clearing Corp.                                            20.40%
   FBO 175-97327-10
   Margaret Ann Gillenwater
   2525 E. Prince Road #23
   Tucson, AZ  85716-1146

   U.S. Clearing Corp.                                            31.50%
   FBO 194-97099-17
   James K. Winter
   2523 Greenridge Drive
   Belden, MS  38826-9530

   U.S. Clearing Corp.                                             7.88%
   FBO 108-98907-17
   Linda Lecessi-Karp
   141 Norwood Avenue
   Malverne, NY  11565-1422

   U.S. Clearing Corp.                                             6.29%
   FBO 170-02634-19
   Albert Roselli &
   Arlene Roselli JT TEN
   57 Deerpath Lane
   Westfield, MA  01085-1133

   U.S. Clearing Corp.                                            11.79%
   FBO 170-02647-14
   Frederick J. Roselli &
   Carol A. Roselli JT TEN
   585 North Westfield Street
   Feeding Hills, MA  01030-1217

   U.S. Clearing Corp.                                             6.95%
   FBO 145-90771-19
   IRA Rollover
   Nicole A. Zielske
   1914 Grayson Ridge Ct.
   Chesterfield, MO  63017-8740

   PRIME B SHARES
   U.S. Clearing Corp.                                            12.16%
   FBO 138-97818-14
   Carol Y. Foster
   20270 NE Marie Avenue
   Blountstown, FL  32424-1273

   U.S. Clearing Corp.                                            11.87%
   FBO 102-92974-11
   Ann E. Csernica
   8 Hunter Court
   Egg Harbor Twp., NJ  08234-7390

   U.S. Clearing Corp.                                             7.91%
   FBO 166-98559-16
   Ann P. Sargent
   422 Los Encinos Avenue
   San Jose, CA  95134-1336

                                       140

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

   U.S. Clearing Corp.                                             7.68%
   FBO 166-97970-19
   Alicia E. Schober
   10139 Ridgeway Drive
   Cupertino, CA  95014-2658

   U.S. Clearing Corp.                                             7.05%
   FBO 181-01324-13
   Paul R. Thornton & Karin
   Z. Thornton JT TEN
   1207 Oak Glen Lane
   Sugar Land, TX  77479-6175

   U.S. Clearing Corp.                                             5.85%
   FBO 013-00189-14
   David Paquin &
   Susan Paquin JT TEN
   Attn: Paul D. Nunes VP
   110 Westminister St. RI/MO/F02G
   Providence, RI  02903-2318

   SMALL COMPANY EQUITY FUND
   TRUST SHARES
   Gales & Co.                                                    50.00%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638

   Gales & Co.                                                    27.05%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638

   Gales & Co.                                                    11.02%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638

   SMALL CAP VALUE FUND
   TRUST SHARES
   Gales & Co.                                                    36.42%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    33.50%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    21.22%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   PRIME A SHARES
   U.S. Clearing Corp.                                            49.11%
   FBO 104-32732-16
   Hilda Brandt
   Roland Park Place
   830 W. 40th Street, Apt. 359
   Baltimore, MD  21211-2176

   U.S. Clearing Corp.                                            16.39%
   FBO 103-97564-14
   IRA Rollover Account
   Thomas X McKenna
   170 Turtle Creek Drive
   Tequesta, FL 33469-1547

   U.S. Clearing Corp.                                            15.12%
   FBO 103-31296-18
   Edward U. Roddy III
   109 Angler Avenue
   Palm Beach, FL  33480-3101

                                       141

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

   PRIME B SHARES
   U.S. Clearing Corp.                                            12.99%
   FBO 111-98315-17
   Thomas J. Bernfeld
   185 West End Avenue, Apt. 21D
   New York, NY  10023-5548

   U.S. Clearing Corp.                                             6.85%
   FBO 233-97395-15
   Rufus O. Eddins
   360 Dominion Circle
   Knoxville, TN  37922-2750

   U.S. Clearing Corp.                                             6.01%
   FBO 138-30212-17
   Virginia Godenrath T.O.D.
   Robert Godenrath
   5925 Shore Boulevard South #104
   Gulfport, FL  33707-5904

   U.S. Clearing Corp.                                             5.24%
   FBO 108-98907-17
   Linda Lecessi-Karp
   141 Norwood Avenue
   Malverne, NY  11565-1422

   U.S. Clearing Corp.                                             6.58%
   FBO 221-97250-13
   Michael A. Veschi
   106 Exmoor Court
   Leesburg, VA  20176-2049

   U.S. Clearing Corp.                                             8.80%
   FBO 107-30623-23
   Andrejs Zvejnieks
   2337 Christopher Walk
   Atlanta, GA  30327-1110

   U.S. Clearing Corp.                                             9.63%
   FBO 134-955935-15
   Reenee L. Mayne
   285 Redwood Road
   Manchester, CT  06040-6333

   STRATEGIC EQUITY FUND
   TRUST SHARES
   Gales & Co.                                                    30.06%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    52.42%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    16.99%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   FIM Funding, Inc.                                              98.42%
   Attn:  Glen Martin
   150 Federal Street 4th Floor
   Boston, MA  02109

   RETAIL A SHARES
   Fleet Bank, N.A.                                                8.08%
   Cust For The IRA Plan FBO
   Susan A. Bird
   30 Lafayette Avenue
   Somerset, NJ  08873-2556

                                       142

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

   Striplin Family Trust                                           5.44%
   Dave Striplin & Kristen Striplin JT
   WROS PDAA
   U/T/A DTD 1-22-2001
   1705 Vista Del Monte
   Auburn, CA  95603-6104

   U.S. Clearing Corp.                                             6.27%
   FBO 210-00116-14
   Anthony P. Verrico & Antonia Verrico
   JT/TEN
   32 Susan Drive
   Saugus, MA  01906-1238

   U.S. Clearing Corp.                                            39.22%
   FBO 230-05564-18
   Adelaide Donohue & Matthew Donohue
   JT/TEN
   42 Oceanview Drive
   Southhampton, NY  11968-4216

   RETAIL B SHARES
   FIM Funding, Inc.                                              11.83%
   Attn: Glen Martin
   150 Federal Street, 4th Floor
   Boston, MA  02109

   US Clearing Corp.                                              12.42%
   FBO 245-01434-13
   Anthony M. Savoy
   103 Oak Street
   Indian Orchard, MA  01151-1538

   US Clearing Corp.                                              28.33%
   FBO 245-94856-17
   Daniel Coletti
   465 Lexington Street
   Waltham, MA  02452

   US Clearing Corp.                                              11.83%
   FBO 108-04359-18
   Raheem Horton
   115 W. Fulton Avenue
   Roosevelt, NY  11575-2026

   US Clearing Corp.                                              33.95%
   FBO 134-08957-11
   Sergio M. Sevillano &
   Lourdes Colon JT/TEN
   23 Fairwood Farms Road
   West Hartford, CT  06107-3502

   PRIME A SHARES
   FIM Funding, Inc.                                              99.61%
   Attn: Glen Martin
   150 Federal Street, 4th Floor
   Boston, MA  02109

   PRIME B SHARES
   FIM Funding, Inc.                                              99.61%
   Attn: Glen Martin
   150 Federal Street, 4th Floor
   Boston, MA  02109

   LARGE CAP VALUE FUND
   TRUST SHARES
   Fleet National Bank                                            21.26%
   Attn: Daniel Berg
   P.O. Box 92800
   Rochester, NY  14692-8900

   Fleet National Bank                                            62.73%
   Attn: Daniel Berg
   P.O. Box 92800
   Rochester, NY  14692-8900

   BISYS BD Services Inc.                                          5.66%
   Fleet Conversion
   P.O. Box 4054
   Concord, CA  94524

                                       143

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

   LARGE CAP GROWTH FUND
   TRUST SHARES
   Fleet National Bank                                            15.02%
   Attn: Daniel Berg
   P.O. Box 92800
   Rochester, NY  14692-8900

   Fleet National Bank                                            74.90%
   Attn:  Daniel Berg
   P.O. Box 92800
   Rochester, NY  14692-8900

   BISYS BD Services Inc.                                          5.53%
   Fleet Conversion
   P.O. Box 4054
   Concord, CA  94524

   RETAIL A SHARES
   U.S. Clearing Corp.                                             7.59%
   FBO 236-91311-11
   C/F Peter J. Peff IRA
   PMB 413
   1151 Aquidneck Avenue
   Middletown, RI  02842-5255

   INTERMEDIATE GOVERNMENT INCOME
   FUND
   TRUST SHARES
   Gales & Co.                                                    55.93%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    26.79%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    13.41%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL B SHARES
   U.S. Clearing Corp.                                             5.03%
   FBO 209-90200-14
   Joel S. Corriveau
   28 Louise Avenue
   Methuen, MA  01844-3537

   HIGH QUALITY BOND FUND
   TRUST SHARES
   Gales & Co.                                                    28.05%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    19.60%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    45.19%
   Fleet Investment Services
   Mutual Funds Unit- NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   PRIME A SHARES
   U.S. Clearing Corp.                                            16.45%
   FBO 103-30971-12
   Doris G. Schack
   FBO- Doris G. Schack Living Trust
   9161 East Evans
   Scottsdale, AZ  85260-7575

                                       144

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

   U.S. Clearing Corp.                                            43.83%
   FBO 132-90090-11
   IRA Rollover
   Virginia Holmes
   207 Adams Street
   Ithaca, NY  14850-3514

   U.S. Clearing Corp.                                             8.01%
   FBO 013-02964-11
   Jane L. Grayhurst
   770 Boylston St., Apt. 10G
   Boston, MA  02199-7709

   US Clearing Corp.                                              31.59%
   FBO 246-90802-18
   Ratimir Pavesic
   65 East India Row Apt. 26G
   Boston, MA  02110-3388

   PRIME B SHARES
   U.S. Clearing Corp.                                            12.30%
   FBO 119-97697-10
   Ira Zornberg
   4219 Nautilus Avenue
   Brooklyn, NY  11224-1019

   U.S. Clearing Corp.                                            11.15%
   FBO 147-24459-13
   Jay Robert Klein
   26800 Amhearst Circle #209
   Cleveland, OH  44122-7572

   U.S. Clearing Corp.                                            14.41%
   FBO 230-02116-18
   Marjorie Dion
   301 Raimond Street
   Yaphank, NY  11980-9725

   U.S. Clearing Corp.                                             7.85%
   FBO 157-98031-13
   Patricia Fusco
   112 E. Chapel Avenue
   Cherry Hill, NJ  08034-1204

   U.S. Clearing Corp.                                             6.51%
   FBO 119-11589-12
   Hilja Schein
   264 East 211 Street, Apt. 2D
   Bronx, NY  10467-1528

   U.S. Clearing Corp.                                            10.72%
   FBO 131-07457-14
   U/A/D 1/29/99
   Petrella Fam Rev Trust #3
   John Petrella Trustee
   39 Cydot Drive
   North Kingstown, RI  02852-5611

   U.S. Clearing Corp.                                            10.72%
   FBO 131-07459-12
   U/A/D 1/29/99
   Petrella Fam Rev Trust #2
   John Petrella Trustee
   39 Cydot Drive
   North Kingstown, RI  02852-5611

   U.S. Clearing Corp.                                             5.81%
   FBO 238-97175-19
   Marie Goftfried
   Rollover IRA Account
   6411 Grand Cypress Circle
   Lake North, FL  33463-7363

SHORT-TERM BOND FUND
   Gales & Co.                                                    22.83%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

                                       145

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

   Gales & Co.                                                    38.30%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    32.51%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL B SHARES
   Chelsea Police Relief Assoc.                                    9.01%
   John R. Phillips Treas. &
   Michael McCona Clerk
   180 Crescent Avenue
   Chelsea, MA  02150-3017

   US Clearing Corp.                                               5.90%
   FBO 236-92074-16
   Willie M. Moye Sr.
   268 Mount Prospect Avenue
   Newark, NJ  07104-2008

TAX-EXEMPT BOND FUND
   TRUST SHARES
   Gales & Co.                                                    32.36%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    26.76%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    39.05%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL B SHARES
   Sylvia Fendler                                                 13.36%
   72 Brinkerhoff Avenue
   Stamford, CT  06905

   U.S. Clearing Corp.                                             5.95%
   FBO 978-02869-11
   Carol Guy
   Ali E. Guy
   14 Thomas Street
   Scarsdale, NY  10583-1031

   U.S. Clearing Corp.                                             5.28%
   FBO 245-07280-15
   Alan Landman
   Box 2339
   Providence, RI  02906-0339

   FISERV Securities Inc.                                          5.01%
   FAO 13875955
   Attn: Mutual Funds
   One Commerce Square
   2005 Market Street, Suite 1200
   Philadelphia, PA  19103

   FISERV Securities Inc.                                          6.55%
   FAO 13878082
   Attn: Mutual Funds
   One Commerce Square
   2005 Market Street, Suite 1200
   Philadelphia, PA  19103

                                       146

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

INTERMEDIATE TAX-EXEMPT BOND FUND
   TRUST SHARES
   Gales & Co.                                                    10.91%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    85.01%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL A SHARES
   Richard F. Messing                                              7.12%
   3310 South Ocean Boulevard
   Apt. 532
   Highland Beach, FL  33487

   Charles Schwab & Co. Inc.                                      31.61%
   Attn: Mutual Funds
   101 Montgomery Street
   San Francisco, CA  94094-4122

   RETAIL B SHARES
   FIM Funding, Inc.                                              36.53%
   Attn: Glen Martin
   150 Federal Street, 4th Floor
   Boston, MA  02109

   Fleet Bank NA                                                  32.94%
   Cust of the IRA
   FBO Michael R. Gaulin
   78 St. Joseph St. Unit 7
   Woonsocket, RI  02895

   U.S. Clearing Corp.                                            30.53%
   FBO 597-06940-13
   Cenelia Perez
   201 Central Avenue
   Englewood, NJ  07631-2214

CONNECTICUT MUNICIPAL BOND FUND
   TRUST SHARES
   Gales & Co.
   Fleet Investment Services                                      75.95%
   Mutual Funds Unit -
   NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    23.90%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL A SHARES
   U.S. Clearing Corp.                                             7.33%
   FBO 134-08973-29
   Marquis Restitution Fund
   Charles D. Gersten Trustee
   216 Main Street
   Hartford, NY  06106-1817

   RETAIL B SHARES
   U.S. Clearing Corp.                                             6.36%
   FBO 245-06995-13
   Hans Hoffmann & Janice Hoffman
   36 Leeway
   Madison, CT  06443-2823

   U.S. Clearing Corp.                                             6.18%
   FBO 113-05954-14
   Darlene Kirychuk-Francis
   425 North Main Street
   Wallingford, CT  06492-3210

   U.S. Clearing Corp.                                            12.35%
   FBO 142-04560-12
   Zivko Blude
   60 Colonial Drive
   Stratford, CT  06614-2226

                                       147

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

   U.S. Clearing Corp.                                            14.35%
   FBO 142-04599-17
   Anthony Fiorello II & L. Ruth Fiorello
   20 Red Fox Road
   Stratford, CT  06614-2239

   U.S. Clearing Corp.                                            40.16%
   FBO 142-04600-14
   Richard L. Massey
   261 Pomperaug Woods
   Southbury, CT  06483-3501

CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
   TRUST SHARES
   Gales & Co.                                                     5.62%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638

   Gales & Co.                                                    20.60%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638

   SEI Trust Company                                               5.62%
   c/o Webster TR CO
   Attn:  Mutual Fund Administrator
   One Freedom Valley Dr.
   Oaks, PA  19456

   RETAIL A SHARES
   Charles Schwab & Co.                                           22.96%
   Attn: Mutual Funds
   101 Montgomery Street
   San Francisco, CA  94104-4122

   Kelly F. Shackelford                                            5.96%
   P.O. Box 672
   New Canaan, CT  06840-0672

   RETAIL B SHARES
   U.S. Clearing Corp.                                            95.45%
   FBO 221-08330-14
   Cara Pressman
   59 Tilia Court
   Hamilton, NJ  08690-3344

FLORIDA MUNICIPAL BOND FUND
   TRUST SHARES
   Gales & Co.                                                    74.00%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    25.10%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

MASSACHUSETTS MUNICIPAL BOND FUND
   TRUST SHARES
   Gales & Co.                                                    55.85%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    42.44%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL B SHARES
   U.S. Clearing Corp.                                            73.31%
   FBO 245-09436-14
   Thomas M. Apone
   64 Jacqueline Road #4
   Waltham, MA  02452-4973

                                       148

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

   U.S. Clearing Corp.                                             7.38%
   FBO 222-00942-19
   Gary P. McGrath & Amy J. McGrath
   JT/TEN
   9 Baldwin Road
   Westford, MA  01886-2063

   U.S. Clearing Corp.                                            11.81%
   FBO 222-00960-16
   John W. Carroll & Carole A. Carroll
   JT/TEN
   14 Ames Street
   Pepperell, MA  01463

MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
   TRUST SHARES
   Gales & Co.                                                     6.78%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    22.84%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL B SHARES
   U.S. Clearing Corp.                                             9.82%
   FBO 210-00232-013
   Kathleen McLaughlin
   370 Charles River Road
   Watertown, MA  02472-2738

   U.S. Clearing Corp.                                            21.37%
   FBO 136-35267-14
   Margaret A. Geraghty
   253 Needham Street
   Dedham, MA  02026-7018

   U.S. Clearing Corp.                                             7.12%
   FBO 222-00665-14
   Michael Ashmore & Ann M. Evans-Ashmore
   JT/TEN
   345 Sargent Road
   Boxborough, MA  01719-1203

   US Clearing Corp.                                              19.05%
   FBO 222-00850-19
   Edwin M. Leung & Daphne Y. Chu JT/TEN
   15 Canterbury Lane
   Groton, MA  01450-4242

CORPORATE BOND FUND
   TRUST SHARES
   Gales & Co.                                                    24.13%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    42.54%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    25.25%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

RHODE ISLAND MUNICIPAL BOND FUND
   TRUST SHARES
   Gales & Co.                                                    78.29%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

                                       149

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

   Gales & Co.                                                    21.06%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL A SHARES
   Gales & Co.                                                    33.74%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    16.61%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   James R. McCulloch                                              5.96%
   c/o Microfibre
   P.O. Box 1208
   Pawtucket, RI  02862-1208

   RETAIL B SHARES
   U.S. Clearing Corp.                                            35.82%
   FBO 247-00404-17
   Phyllis J. Silverstein
   28 Kennedy Blvd.
   Lincoln, RI  02865-3602

   U.S. Clearing Corp.                                            10.14%
   FBO 247-00732-10
   Jose A Severino
   22 Set-N-Sun Drive
   Hope, RI  02831-1830

   U.S. Clearing Corp.                                            10.12%
   FBO 131-08123-16
   Anastasia Tsonos
   12 Nevada Avenue
   Rumford, RI  02916-2407

   U.S. Clearing Corp.                                            25.36%
   FBO 247-00882-18
   Lillian M. Crepeau
   16 Wagon Road
   Cumberland, RI  02864

   U.S. Clearing Corp.                                            14.95%
   FBO 131-07752-16
   Dina N. Cote
   20 Taber Avenue
   Providence, RI  02906-4111

NEW YORK MUNICIPAL BOND FUND
   TRUST SHARES
   Gales & Co.                                                    63.23%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    31.23%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL B SHARES
   U.S. Clearing Corp.                                            31.43%
   FBO 978-00592-19
   Michelina Pezzulo
   Joseph Pezzulo
   249 Crescent Place
   Yonkers,  NY 10704-1628

   U.S. Clearing Corp.                                            41.68%
   FBO 245-01932-10
   Robert A. Miller
   130 Greenwood Street
   Canisteo, NY  14823-1234

                                       150

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

   U.S. Clearing Corp.                                             8.26%
   FBO 116-02797-15
   Michael F. Mucia
   222 Manitan Road
   Cayuga, NY  13034-4117

NEW JERSEY MUNICIPAL BOND FUND
   TRUST SHARES
   Gales & Co.                                                    37.08%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                    52.19%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                     8.44%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL A SHARES
   U.S. Clearing Corp.                                            15.13%
   FBO 979-10688-11
   John J. Delucca
   314 Ardmore Road
   Ho Ho Kus, NJ  07423-1110

   U.S. Clearing Corp.                                             9.45%
   FBO 979-14430-14
   John R. Wright & Maria N. Wright
   JTTEN
   706 Princeton Kingston Road
   Princeton, NJ  08540-4124

   RETAIL B SHARES
   FIM Funding, Inc.                                              14.57%
   Attn: Glen Martin
   150 Federal Street, 4th Floor
   Boston, MA  02110

   U.S. Clearing Corp.                                            36.40%
   FBO 597-09005-19
   Chaia-Lin Sung Lee & Diana S. Lee
   JT/TEN
   P.O. Box 291
   Tenafly, NJ  07670-0291

   U.S. Clearing Corp.                                            49.02%
   FBO 597-09212-18
   Antoun Khouri
   T.O.D. Marie Shaleesh
   358 Mountain Road
   Englewood, NJ  07631-3727

PENNSYLVANIA MUNICIPAL BOND FUND
   TRUST SHARES
   Fleet National Bank                                            45.40%
   Attn: Daniel Berg
   P.O. Box 92800
   Rochester, NY  14692-8900

   Fleet National Bank                                            36.62%
   Attn: Daniel Berg
   P.O. Box 92800
   Rochester, NY  14692-8900

   Northeast Pennsylvania
   Trust Co.                                                       6.55%
   William C. Kringe
   Rhoda Lescowitch & Joanne Yachera
   Auth Officers
   31 W. Broad Street
   Hazelton, PA  18201-6407

                                       151

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

   SEI Private Trust Co.                                           8.13%
   c/o Philadelphia Trust Co.
   Attn: Mutual Fund Administrator
   1 Freedom Valley Dr.
   Oaks, PA  19456

   PRIME RESERVES
   U.S. Clearing Corp.                                           100.00%
   26 Broadway
   New York, NY  10004-1703

   GOVERNMENT RESERVES
   U.S. Clearing Corp.                                           100.00%
   26 Broadway
   New York, NY  10004-1703

   TAX-EXEMPT RESERVES
   U.S. Clearing Corp.                                           100.00%
   26 Broadway
   New York, NY  10004-1703

     As of February 5, 2002, the name, address and percentage ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Trust Shares (Class I Shares of the Institutional Money Market, Institutional Treasury Money Market and Institutional Government Money Market Funds) of each of Galaxy's investment portfolios were as follows:



                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

MONEY MARKET FUND
   Stable Asset Fund
   c/o Norstar Trust Company
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                             6.37%

GOVERNMENT MONEY MARKET FUND
   AMS Trust Account
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                             6.09%

U.S. TREASURY MONEY MARKET FUND
   Loring Walcott Client Sweep Acct
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                            19.34%

EQUITY GROWTH FUND
   Fleet Savings Plus-Equity Growth
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                            22.45%

   Nusco Retiree Health VEBA Trust
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                             6.97%

INTERNATIONAL EQUITY FUND
   Fleet Savings Plus-Intl Equity
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                            12.03%

STRATEGIC EQUITY FUND
   Perstorp Retirement Trust
   c/o Fleet Financial Group
   159 East Main
   Rochester, NY 14638                                            14.69%

HIGH QUALITY BOND FUND
   Fleet Savings Plus Plan-HQ Bond
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                            13.58%

ASSET ALLOCATION FUND
   Fleet Savings Plus-Asset Allocation
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                            30.67%

SMALL COMPANY EQUITY FUND
   Fleet Savings Plus-Small Company
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                            39.13%

                                       153

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

TAX-EXEMPT BOND FUND
   Nusco Retiree Health VEBA Trust
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                            32.05%

CONNECTICUT MUNICIPAL BOND FUND
   Doris C. Bullock Trust Cust.
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                             5.38%

MASSACHUSETTS MUNICIPAL BOND FUND
   Jeffrey or Gail Press IMA
   c/o  Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                             6.82%

GROWTH & INCOME FUND
   Fleet Savings Plus-Grth Income
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                            52.09%

SMALL CAP VALUE FUND
   FBF Penison Plan - Misc Assets
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                            13.73%

   CVS Inc. 401(K) P/S SCV
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                            11.50%

   CVS Inc 401(K) P/S Pln Aggressive
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                             5.37%

INSTITUTIONAL GOVERNMENT MONEY MARKET
FUND
   Transwitch Cap Focus Acct c/o Norstar
   Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                             8.24%

   Susan Morse-Hilles Trust
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                             7.80%

   Aeroflex Inc. Cap Focus
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                             6.47%

RHODE ISLAND MUNICIPAL BOND FUND
   CP Pritchard TR GST Non-Exempt
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                            12.95%

INSTITUTIONAL MONEY MARKET FUND
   NJ Guarantee
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                             7.28%

                                       154

                                                                  PERCENT
REGISTRATION NAME                                                 OWNERSHIP
---------------------------------------------------------------------------

   Liposome I/M
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                             5.26%

   SSC Investments
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY  14638                                            5.02%

FLORIDA MUNICIPAL BOND FUND
   Michael C Kent Trust Agency
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY  14638                                           11.83%

   C Pritchard TR B SH LP Hess
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY  14638                                            5.75%

   William M. Wood Trust
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY  14638                                            5.49%

PENNSYLVANIA MUNICIPAL BOND FUND
   Morse, William Sr.
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY  14638                                            5.65%

                              FINANCIAL STATEMENTS

     Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2001 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal years ended October 31, 2001, 2000 and 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The information in the Annual Report for the fiscal years ended on or before October 31, 1998 was audited by Galaxy's former auditors.

     The Annual Report to Shareholders with respect to the Predecessor Pillar Fund for the fiscal year ended December 31, 2000 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Predecessor Pillar Fund included in such Annual Report to Shareholders have been audited by the Predecessor Pillar Fund's independent accountants, Arthur Andersen LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

     The Annual Report to Shareholders with respect to the Predecessor Boston 1784 Funds for the fiscal year ended May 31, 2000 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Predecessor Boston 1784 Funds included in such Annual Report to Shareholders have been audited by the Predecessor Boston 1784 Funds' independent accountants, PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM CREDIT RATINGS

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


     "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


     "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


     "D" - Securities are in actual or imminent payment default.


LONG-TERM CREDIT RATINGS

     The following summarizes the ratings used by Standard & Poor's for long-term issues:


     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


     "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.


     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for long-term debt:


     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

     CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

     RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             - Positive means that a rating may be raised.
             - Negative means that a rating may be lowered.
             - Stable means that a rating is not likely to change.
             - Developing means a rating may be raised or lowered.
             - N.M. means not meaningful.

MOODY'S

     WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

     WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

     As stated above, the Funds (other than the Pennsylvania Municipal Bond
Fund) may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.   INTEREST RATE FUTURES CONTRACTS

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MUNICIPAL BOND INDEX FUTURES CONTRACTS

     A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient.

The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     The Funds will sell index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     Closing out a futures contract sale prior to the settlement date may be effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

EXAMPLE OF A MUNICIPAL BOND INDEX FUTURES CONTRACT

     Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.

                                                                     Current Price
                                                                     (points and
                                                       Maturity      thirty-seconds
Issue                   Coupon    Issue Date             Date        of a point)
----------------------------------------------       ---------------------------------
Ohio HFA                9 3/8       5/05/83             5/1/13       94-2
NYS Power               9 3/4       5/24/83             1/1/17       102-0
San Diego, CA IDR       10          6/07/83             6/1/18       100-14
Muscatine, IA Elec      10 5/8      8/24/83             1/1/08       103-16
Mass Health & Ed        10          9/23/83             7/1/16       100-12

     The current value of the portfolio is $5,003,750.
     To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

       On March 23, the bonds in the portfolio have the following values:

            Ohio HFA                               81-28
            NYS Power                              98-26
            San Diego, CA IDB                      98-11
            Muscatine, IA Elec                     99-24
            Mass Health & Ed                       97-18

     The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

     The following table provides a summary of transactions and the results of the hedge.

                         CASH MARKET                       FUTURES MARKET
                         -----------                       --------------
      February 2         $5,003,750 long position          Sell 50 Municipal Bond
                         in municipal bonds.               Futures contracts at 86-09
      March 23           $4,873,438 long position          Buy 50 Municipal Bond
                         in municipal bonds                futures contracts at 83-27
                         ----------------------------      ----------------------------
                         $130,312 Loss                     $121,875 Gain

     While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

     The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.

III. MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 2002

GALAXY ASSET ALLOCATION FUND        GALAXY SHORT-TERM BOND FUND
GALAXY EQUITY INCOME FUND           GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
GALAXY GROWTH AND INCOME FUND       GALAXY HIGH QUALITY BOND FUND
GALAXY STRATEGIC EQUITY FUND        GALAXY TAX-EXEMPT BOND FUND
GALAXY EQUITY VALUE FUND
GALAXY EQUITY GROWTH FUND
GALAXY INTERNATIONAL EQUITY FUND
GALAXY PAN ASIA FUND
GALAXY SMALL CAP VALUE FUND
GALAXY SMALL COMPANY EQUITY FUND

PRIME A SHARES AND PRIME B SHARES

     This Statement of Additional Information is not a prospectus. It relates to the prospectuses dated February 28, 2002 for Prime A Shares and Prime B Shares of the Funds (the "Prospectuses"). The Prospectuses, as they may be supplemented or revised from time to time, as well as the Funds' Annual Reports to Shareholders dated October 31, 2001 (the "Annual Reports"), may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-289-4252


     The audited financial statements included in the Annual Reports and the related reports of Ernst & Young LLP, The Galaxy Fund's independent auditors, contained in the Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of the Annual Report are incorporated by reference.

                                TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                ----
GENERAL INFORMATION                                                                                              1
DESCRIPTION OF GALAXY AND ITS SHARES                                                                             1
INVESTMENT STRATEGIES, POLICIES AND RISKS                                                                        5
         Asset Allocation Fund                                                                                   5
         Equity Income Fund                                                                                      6
         Growth and Income Fund                                                                                  6
         Strategic Equity Fund                                                                                   7
         Equity Value Fund                                                                                       7
         Equity Growth Fund                                                                                      7
         International Equity Fund                                                                               8
         Pan Asia Fund                                                                                           9
         Small Cap Value Fund                                                                                    9
         Small Company Equity Fund                                                                              10
         Short-Term Bond Fund                                                                                   10
         Intermediate Government Income Fund                                                                    11
         High Quality Bond Fund                                                                                 12
         Tax-Exempt Bond Fund                                                                                   12
         Special Risk Considerations                                                                            12
         Foreign Securities                                                                                     12
         European Currency Unification                                                                          13
         Asia and the Pacific Basin - Pan Asia Fund                                                             13
         Japan - Pan Asia Fund                                                                                  14
         General Risk Considerations                                                                            15
         Other Investment Policies and Risk Considerations                                                      16
         Ratings                                                                                                16
         U. S.  Government Obligations and Money Market Instruments                                             17
         Variable and Floating Rate Obligations                                                                 18
         Municipal Securities                                                                                   19
         Stand-By Commitments                                                                                   21
         Private Activity Bonds                                                                                 22
         Repurchase and Reverse Repurchase Agreements                                                           22
         Securities Lending                                                                                     23
         Investment Company Securities                                                                          23
         Custodial Receipts and Certificates of Participation                                                   24
         REITs                                                                                                  25
         Derivative Securities                                                                                  25
         American, European, Continental and Global Depositary Receipts                                         39
         Asset-Backed Securities                                                                                39
         Mortgage-Backed Securities                                                                             40
         Mortgage Dollar Rolls                                                                                  41
         U. S.  Treasury Rolls                                                                                  41
         Convertible Securities                                                                                 42
         When-Issued, Forward Commitment and Delayed Settlement Transactions                                    43


                                                                                                               PAGE
                                                                                                               ----
         Stripped Obligations                                                                                   44
         Guaranteed Investment Contracts                                                                        45
         Bank Investment Contracts                                                                              45
         Common Stock, Preferred Stock and Warrants                                                             45
         Portfolio Turnover                                                                                     46
INVESTMENT LIMITATIONS                                                                                          46
VALUATION OF PORTFOLIO SECURITIES                                                                               51
         Valuation of the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity
                  Value, Equity Growth, Small Cap Value and Small Company Equity Funds                          51
         Valuation of the International Equity and Pan Asia Funds                                               51
         Valuation of the Bond Funds                                                                            52
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                                                  52
         Purchases of Prime A Shares and Prime B Shares                                                         52
         General                                                                                                52
         Applicable Sales Charge -- Prime A Shares                                                              53
         Computation of Offering Price - Prime A Shares                                                         54
         Quantity Discounts                                                                                     56
         Applicable Sales Charge - Prime B Shares                                                               58
         Characteristics of Prime A Shares and Prime B Shares                                                   59
         Factors to Consider When Selecting Prime A Shares or Prime B Shares                                    60
         Redemption of Prime A Shares and Prime B Shares                                                        60
EXCHANGE PRIVILEGE                                                                                              61
TAXES                                                                                                           62
         In General                                                                                             62
         State and Local                                                                                        63
         Taxation of Certain Financial Instruments                                                              64
TRUSTEES AND OFFICERS                                                                                           64
         Standing Board Committees                                                                              66
         Trustee Ownership of Fund Shares                                                                       67
         Board Compensation                                                                                     67
         Shareholder and Trustee Liability                                                                      70
INVESTMENT ADVISER AND SUB-ADVISERS                                                                             70
         International Equity Fund                                                                              73
         Pan Asia Fund                                                                                          74
         Annual Board Approval of Investment Advisory and Sub-Advisory Agreements                               75
ADMINISTRATOR                                                                                                   76
CUSTODIAN AND TRANSFER AGENT                                                                                    78
EXPENSES                                                                                                        79
PORTFOLIO TRANSACTIONS                                                                                          79
DISTRIBUTION PLANS                                                                                              82
         Prime A Shares Plan                                                                                    82

                                       ii

                                                                                                               PAGE
                                                                                                               ----

         Prime B Shares Plan                                                                                    83
         Both Distribution Plans                                                                                85
DISTRIBUTOR                                                                                                     86
AUDITORS                                                                                                        89
COUNSEL                                                                                                         89
CODES OF ETHICS                                                                                                 90
PERFORMANCE AND YIELD INFORMATION                                                                               90
         Performance Reporting                                                                                  95
MISCELLANEOUS                                                                                                   96
FINANCIAL STATEMENTS                                                                                           119
APPENDIX A                                                                                                     A-1
APPENDIX B                                                                                                     B-1

                               GENERAL INFORMATION

     This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses for Prime A Shares and Prime B Shares of the fourteen Funds listed on the cover page. Each Fund also offers Retail A Shares, Retail B Shares and Trust Shares, which are described in separate statements of additional information and related prospectuses. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.

     The Growth and Income Fund and Small Cap Value Fund commenced operations on December 14, 1992 as separate investment portfolios (the "Predecessor Growth and Income Fund" and "Predecessor Small Cap Value Fund," respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds. On December 4, 1995, the Predecessor Funds were reorganized as new portfolios of The Galaxy Fund. Prior to the reorganization, the Predecessor Funds offered and sold shares of beneficial interest that were similar to The Galaxy Fund's Trust Shares and Retail A Shares.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                      DESCRIPTION OF GALAXY AND ITS SHARES

     The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in forty investment portfolios:
Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund,

Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund, Florida Municipal Bond Fund and Pennsylvania Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in an additional investment portfolio, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.

     As of the date of the Annual Reports, the Equity Income, Strategic Equity, Equity Value, Small Company Equity, Short-Term Bond, Intermediate Government Income and Tax-Exempt Bond Funds had not offered Prime A Shares and Prime B Shares to investors.

     Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class C shares (Trust Shares), Class C - Special Series 1 shares (Retail A Shares), Class C - Special Series 2 shares (Retail B Shares), Class C - Special Series 3 shares (Prime A Shares) and Class C - Special Series 4 shares (Prime B Shares), each series representing interests in the Equity Value Fund; Class D shares (Trust Shares), Class D - Special Series 1 shares (Retail A Shares), Class D - Special Series 2 shares (Retail B Shares), Class D - Special Series 3 shares (Prime A Shares) and Class D - Special Series 4 shares (Prime B Shares), each series representing interests in the Intermediate Government Income Fund; Class G - Series 1 shares (Trust Shares), Class G - Series 2 shares (Retail A Shares), Class G - Series 3 shares (Retail B Shares), Class G - Series 4 shares (Prime A Shares) and Class G - Series 5 shares (Prime B Shares), each series representing interests in the International Equity Fund; Class H - Series 1 shares (Trust Shares), Class H - Series 2 shares (Retail A Shares), Class H - Series 3 shares (Retail B Shares), Class H - Series 4 shares (Prime A Shares) and Class H - Series 5 shares (Prime B Shares), each series representing interests in the Equity Growth Fund; Class I - Series 1 shares (Trust Shares), Class I - Series 2 shares (Retail A Shares), Class I - Series 3 shares (Retail B Shares), Class I - Series 4 shares (Prime A Shares) and Class I - Series 5 shares (Prime B Shares), each series representing interests in the Equity Income Fund; Class J - Series 1 shares (Trust Shares), Class J - Series 2 shares (Retail A Shares), Class J - Series 3 shares (Retail B Shares), Class J - Series 4 shares (Prime A Shares) and Class J - Series 5 shares (Prime B Shares), each series representing interests in the High Quality Bond Fund; Class K - Series 1 shares (Trust Shares), Class K - Series 2 shares (Retail A Shares), Class K - Series 3 shares (Retail B Shares), Class K - Series 4 shares (Prime A Shares) and Class K - Series 5 shares (Prime B Shares), each series representing interests in the Small Company Equity Fund; Class L - Series 1 shares (Trust Shares), Class L - Series 2 shares (Retail A Shares), Class L - Series 3 shares (Retail B Shares), Class L - Series 4 shares (Prime A Shares) and Class L - Series 5 shares (Prime B Shares), each series representing interests in the Short-Term Bond Fund; Class M - Series 1 shares (Trust Shares), Class M - Series 2 shares (Retail A Shares), Class M - Series 3 shares (Retail B shares), Class M - Series 4 shares (Prime A Shares) and Class M - Series 5 shares (Prime B Shares), each series representing interests in the Tax-Exempt Bond Fund; Class N - Series 1 shares (Trust Shares), Class N - Series 2 shares (Retail A Shares),

Class N - Series 3 shares (Retail B Shares), Class N - Series 4 shares (Prime A Shares) and Class N - Series 5 shares (Prime B Shares), each series representing interests in the Asset Allocation Fund; Class U - Series 1 shares (Trust Shares), Class U - Series 2 shares (Retail A Shares), Class U - Series 3 shares (Retail B Shares), Class U - Series 4 shares (Prime A Shares) and Class U - Series 5 shares (Prime B Shares), each series representing interests in the Growth and Income Fund; Class X - Series 1 shares (Trust Shares), Class X - Series 2 shares (Retail A Shares), Class X - Series 3 shares (Retail B Shares), Class X - Series 4 shares (Prime A Shares) and Class X - Series 5 shares (Prime B Shares), each series representing interests in the Small Cap Value Fund; Class AA - Series 1 shares (Trust Shares), Class AA - Series 2 shares (Retail A Shares), Class AA - Series 3 shares (Retail B Shares), Class AA - Series 4 shares (Prime A Shares) and Class AA - Series 5 shares (Prime B Shares), each series representing interests in the Strategic Equity Fund; Class NN - Series 1 shares (Trust Shares), Class NN - Series 2 shares (Retail A shares), Class NN - Series 3 shares (Retail B Shares), Class NN - Series 4 shares (Prime A Shares) and Class NN - 5 (Prime B shares), each series represents interests in the Pan Asia Fund. Each Fund is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act").

     Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares and Prime B Shares) bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Prime A Shares will bear the expenses of the Distribution Plan for Prime A Shares and holders of Prime B Shares will bear the expenses of the Distribution and Services Plan for Prime B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Distribution Plan" and "Distribution and Services Plan" below.

     In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Prime A Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution Plan for Prime A and only Prime B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Prime B Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

     Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.


     Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by the 1940 Act, the Securities Act of 1933, as amended (the "1933 Act") or other applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                    INVESTMENT STRATEGIES, POLICIES AND RISKS

     Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, Oechsle International Advisors, LLC ("Oechsle"), the International Equity Fund's sub-adviser, and UOB Global Capital LLC ("UOBGC"), the Pan Asia Fund's sub-adviser will use their best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectus may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

ASSET ALLOCATION FUND

     The Asset Allocation Fund may invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") (EDRs are also known as Continental Depositary Receipts ("CDRs")). Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may purchase put options and call options and write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Asset Allocation Fund.

EQUITY INCOME FUND

     In addition to common stocks, the Equity Income Fund may also invest in securities convertible into common stock that offer income potential. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Income Fund.

GROWTH AND INCOME FUND

     Under normal market conditions, the Growth and Income Fund will invest at least 65% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and Global Depositary Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to Fleet to be substantial. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth and Income Fund.

STRATEGIC EQUITY FUND

     Under normal market and economic conditions, the Strategic Equity Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs, CDRs and GDRs. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Strategic Equity Fund.

EQUITY VALUE FUND

     Under normal market and economic conditions, the Equity Value Fund invests at least 75% of its total assets in common stock, preferred stock (including convertible preferred stock) and debt securities convertible into common stock that Fleet believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. See "Other Investment Policies and Risk Considerations -Convertible Securities" below.

     The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below. The Fund may also write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Value Fund.

EQUITY GROWTH FUND

     Convertible securities purchased by the Equity Growth Fund may include both debt securities and preferred stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also invest in common stock warrants.

     The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Growth Fund.

INTERNATIONAL EQUITY FUND

     The International Equity Fund invests at least 75% of its total assets in equity securities of foreign issuers. The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom.

     The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

     Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations -- Investment Company Securities."

     Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs, CDRs or GDRs as described under "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts." Furthermore, the Fund may purchase and sell securities on a when-issued basis.

     See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the International Equity Fund.

PAN ASIA FUND

     The Pan Asia Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

     Securities issued in certain countries may be accessible only through investment in other investment companies that are specifically authorized to invest in such securities. The Fund does not currently intend to invest in countries in which it can only invest in securities through other investment companies, but the Fund reserves the right to do so. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations -- Investment Company Securities."

     Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. The Fund may also enter into foreign currency exchange contracts to hedge against currency risk. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs, CDRs or GDRs as described under "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts." Furthermore, the Fund may purchase and sell securities on a when-issued basis.

     See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the Fund.

SMALL CAP VALUE FUND

     In addition to common stocks, the Small Cap Value Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to Fleet to be substantial. See "Special Risk

Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Cap Value Fund.

SMALL COMPANY EQUITY FUND

     In addition to common stocks, the Small Company Equity Fund may invest in preferred stock, securities convertible into common stock, rights and warrants. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies that have market capitalizations of $1.5 billion or less. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and CDRs. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European, Continental and Global Depositary Receipts" below.

     The Fund may purchase put options and call options and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Company Equity Fund.

SHORT-TERM BOND FUND

     In addition to its principal investment strategies and policies as described in its Prospectus, the Short-Term Bond Fund may also invest, from time to time, in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular federal income tax ("municipal securities"). The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government debt obligations. See "Other Investment Policies and Risk Consideration-Municipal Securities" below. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

     The obligations of foreign banks and obligations issued or guaranteed by foreign governments or any of their political subdivisions or instrumentalities in which the Fund may invest include debt obligations issued by Canadian Provincial Governments, which are similar to U.S. municipal securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in either Canadian or U.S. dollars and have an established over-the-counter market in the United States. Also included are debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States. See "Special Risk Considerations -- Foreign Securities" below.

     The Fund may enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Fund from adverse rate changes, they involve a risk of loss if Fleet fails to predict foreign currency values correctly. See "Other Investment Policies and Risk Considerations - Derivative Securities" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Short-Term Bond Fund and Appendix A to this Statement of Additional Information for a description of the rating categories of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").

INTERMEDIATE GOVERNMENT INCOME FUND


     In addition to its principal investment strategies and policies as described in its Prospectus, the Intermediate Government Income Fund may also invest, from time to time, in municipal securities. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may also enter into interest rate futures contracts in an effort to manage the impact to the Fund of changes in interest rates. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. In addition, the Fund may invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Short-Term Bond Fund" above. The Fund may also invest in dollar-denominated obligations of U.S. corporations issued outside the United States. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.


     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Intermediate Government Income Fund and Appendix A to this Statement of Additional Information for a description of the rating categories of S&P and Moody's.

HIGH QUALITY BOND FUND


     In addition to its principal investment strategies and policies as described in its Prospectus, the High Quality Bond Fund may also invest, from time to time, in municipal securities. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may enter into interest rate futures contracts in an effort to manage the impact to the Fund of changes in interest rates. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. The Fund may also invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Short-Term Bond Fund" above. The Fund may also invest in dollar-denominated obligations of U.S. corporations issued outside the United States. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.


     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the High Quality Bond Fund and Appendix A to this Statement of Additional Information for a description of the rating categories of S&P and Moody's.

TAX-EXEMPT BOND FUND

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Tax-Exempt Bond Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities that pay interest which is exempt from regular federal income tax (including the federal alternative minimum tax), primarily bonds (at least 65% under normal market conditions).

     See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Tax-Exempt Bond Fund.

                           SPECIAL RISK CONSIDERATIONS

FOREIGN SECURITIES

     Investments by the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Pan Asia, Small Cap Value and Small Company Equity Funds (the "Equity Funds") and the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds (the "Taxable Bond Funds") in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

     Although the Equity Funds and Taxable Bond Funds may invest in securities denominated in foreign currencies, the Funds value their securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its foreign investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Funds' securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Equity Funds and Taxable Bond Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

     Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

EUROPEAN CURRENCY UNIFICATION

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the International Equity Fund invests and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

ASIA AND THE PACIFIC BASIN - PAN ASIA FUND

     Many Asian countries may be subject to greater social, political and economic instability than is experienced in the United States. This instability may result from (a) authoritarian governments, (b) military involvement in political and economic decisions, (c) unrest associated with demands of the people for improved social, economic and political conditions, (d) internal insurgencies, (e) hostilities with neighboring countries, and (f) ethnic, religious and racial estrangement.

     Most Asian countries depend heavily on international trade and are therefore impacted by trade barriers and the economic conditions of their trading partners. The economies of Asian countries could be adversely affected by the enactment of protective trade legislation by principal trading partners, reduction of foreign investment in Asian countries, or a general decline in international securities markets.

     Many developing Asian countries have experienced rapid economic growth driven by the success of market reforms and a boost in infrastructure expenditures. Growth of large middle classes and increased consumer spending have resulted from rapid increases in household incomes. Although the rise in domestic demand has lessened reliance on exports in many developing Asian countries, enhanced competition in export markets has also contributed to the economic growth of many of these countries. Productivity improvements has enabled many Asian countries to achieve or maintain their status as top importers while at the same time improving domestic living standards.

     Southeast Asian currency markets experienced severe selling pressures from abroad during the fourth quarter of 1997, with heavy selling by foreign investors and speculators of currencies viewed to be overvalued. The Thai Baht first experienced these pressures, but currencies of Hong Kong, South Korea, Taiwan, Singapore, the Philippines, Malaysia and Indonesia have also been affected. Concern by foreign investors with the general financial prospects of the region also have placed pressures on the equity and fixed income markets in the region.

     Korea and Thailand, two countries at the center of the Asian crisis, have made positive advances toward economic recovery and restoration of confidence, although complete turnarounds are not yet assured. Indonesia, by contrast, continues to experience difficult conditions. Malaysia has imposed external payments controls in an attempt to shield its economy from the region's troubles. Japan remains subject to significant risks, notwithstanding significant fiscal stimulus and new programs to deal with problems in the banking sector. Economic growth in China appears to be slowing, and both Chinese and Hong Kong currencies have experienced substantial pressure.

JAPAN - PAN ASIA FUND

     The Pan Asia Fund currently intends to concentrate its investments in securities of companies located in Japan and, thus, is more highly exposed to risks specific to investments in Japan than to those associated with investments in other Asian countries. This risk is tempered by the Fund's ability to reduce its investments in Japan during unfavorable periods.

     Japan's market economy is based on manufacturing and services and is the second most technologically powerful economy and third largest economy in the world. Japan is one of the most technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles and processed foods. Japan's natural resources, however, include negligible mineral resources.

     Japan's government is a constitutional monarchy and it employs a loose monetary policy. The Bank of Japan is maintaining a zero interest rate policy until signs of self-sustaining recovery of the economy emerge. Some strengths of the economy are that (i) manufacturers, suppliers and distributors are working in closely knit groups, and (ii) a substantial portion of the urban labor force is guaranteed lifetime employment.

     Japan's international trade has been adversely affected by trade tariffs, other protectionist measures and the economic conditions of its trading partners. The agriculture industry is subsidized by the government because only 19% of the land in Japan is suitable for cultivation. As a result, Japan is highly dependent on imports of wheat, sorghum and soybeans. In addition, the manufacturing sector depends on imported raw materials and fuels, including iron ore, copper, oil and forest products. Japan's high volume of exports has created trade tensions, particularly with the U.S. The relaxing of trade barriers to imports could adversely affect Japan's economy. A substantial rise in world oil prices may also have a negative effect. Finally, since the economy is highly dependent on exports, any reduction in exports may affect the economy.

     The Japanese economy has several strengths. Some of the world's most innovative companies in electronics, precision machinery and automotive industries are based in Japan. Japan has high educational achievement levels compared to other developed nations.

     In the first half of 2000, the economy grew 4.5%. This stronger than expected growth was led by business investment, robust private consumption and relatively strong export growth. The Japanese market also briefly benefited from technology and telecom stocks, but these companies lost ground in the spring of 2000.

     Japan is located in a part of the world that is susceptible to earthquakes, volcanoes and other natural disasters. Devastating natural disasters can have enough impact to affect the country's economy.

                           GENERAL RISK CONSIDERATIONS

     Generally, the market value of fixed income securities, including municipal securities, can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Short-Term Bond, Intermediate Government Income, High Quality Bond and Tax-Exempt Bond Funds (the "Bond Funds"), will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Fund's net asset value.

     Although the Tax-Exempt Bond Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by Fleet. To the extent that the Tax-Exempt Bond Fund's assets are concentrated in municipal securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

     Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

     All debt obligations, including convertible bonds, purchased by the Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth and Small Company Equity Funds are rated investment grade by Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

     The International Equity and Pan Asia Funds may only purchase debt securities rated "A" or higher by Moody's or S&P, or if unrated, determined by Fleet, Oechsle and/or UOBGC, as the case may be, to be of comparable quality. Issuers of commercial paper, bank obligations or repurchase agreements in which the International Equity Fund invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality.

     The Growth and Income and Small Cap Value Funds may purchase convertible bonds rated "Ba" or higher by Moody's or "BB" or higher by S&P or Fitch, at the time of investment. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "Ba" or "BB." Short-term money market instruments purchased by the Growth and Income and Small Cap Value Funds must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch.

     Information on the requisite investment quality of debt obligations, including municipal securities, eligible for purchase by the Bond Funds is included in the Prospectuses for those Funds.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet, Oechsle and/or UOBGC, as the case may be, may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC"). However, each Fund will sell promptly any security that is not rated investment grade by either S&P or Moody's if such securities exceed 5% of the Fund's net assets.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

     Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other money market instruments, including but not limited to bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

     Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

     U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. With respect to each Fund other than the Growth and Income and Small Cap Value Funds, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each Fund's total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations." For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

     Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

     Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Equity Funds and Tax-Exempt Bond Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations -- Foreign Securities." The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet, Oechsle and/or UOBGC believe that the credit risk with respect to the instrument is minimal.


     Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if Fleet, Oechsle or UOBGC has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. Each Fund except the Tax-Exempt Bond Fund may also purchase Rule 144A securities. See "Investment Limitations" below.


VARIABLE AND FLOATING RATE OBLIGATIONS

     The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectuses and this Statement of Additional Information. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and these may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

     If a variable or floating rate instrument is not rated, Fleet, Oechsle or UOBGC must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

MUNICIPAL SECURITIES

     Municipal securities acquired by the Bond Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "municipal securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

     The two principal classifications of municipal securities which may be held by the Bond Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Each Bond Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal securities purchased by the Bond Funds may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable on floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are payable upon seven days' notice and do not have an active trading market) that are acquired by the Funds are subject to each Fund's limit on illiquid instruments described under "Investment Limitations" below.

     There are, of course, variations in the quality of municipal securities, both within a particular category and between categories, and the yields on municipal securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization, such as Moody's and S&P, described in Appendix A to this Statement of Additional Information, represent such organization's opinion as to the quality of municipal securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal securities with the same maturity, interest rate and rating may have different yields. Municipal securities of the same maturity and interest rate with different ratings may have the same yield.

     The payment of principal and interest on most municipal securities purchased by the Bond Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Bond Funds' Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

     Among other instruments, the Bond Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Bond Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the limitations set forth in the Prospectus for each Bond Fund.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on municipal securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal securities for investment by the Tax-Exempt Bond Fund and the liquidity and value of its portfolio. In such an event, the Tax-Exempt Bond Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Bond Funds nor Fleet will review the proceedings relating to the issuance of municipal securities or the bases for such opinions.

     While the Tax-Exempt Bond Fund will invest primarily in municipal securities, each of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may also invest in municipal securities when such investments are deemed appropriate by Fleet in light of the Funds' investment objectives. As a result of the favorable tax treatment afforded such obligations under the Internal Revenue Code of 1986, as amended, yields on municipal securities can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, although from time to time municipal securities have outperformed, on a total return basis, comparable corporate and U.S. Government debt obligations as a result of prevailing economic, regulatory or other circumstances.

STAND-BY COMMITMENTS

     Each Bond Fund may acquire "stand-by commitments" with respect to municipal securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified municipal securities at a specified price. The Bond Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Bond Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

     Stand-by commitments are exercisable by a Bond Fund at any time before the maturity of the underlying municipal security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the municipal securities purchased by a Fund. However, without a stand-by commitment, these securities could be more difficult to sell. A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

PRIVATE ACTIVITY BONDS

     Each Bond Fund may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in municipal securities for purposes of the Tax-Exempt Bond Fund's 80% requirement mentioned above and, under normal conditions, will not exceed 20% of the Fund's total assets when added together with any taxable investments held by the Fund.

     Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Private activity bonds held by the Bond Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet, Oechsle and/or UOBGC. No Fund will enter into repurchase agreements with Fleet, Oechsle and/or UOBGC or any of their affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Fund's 15% limit on illiquid securities described below under "Investment Limitations."

     The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

     The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING

     Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term money market instruments. Loans will generally be short-term (except in the case of the Growth and Income and Small Cap Value Funds which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by Fleet, Oechsle and/or UOBGC to be of good standing and only when, in Fleet's, Oechsle's and/or UOBGC's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

     The Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds and each of the Bond Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, provided, however, that the Tax-Exempt Bond Fund may only invest in securities of other investment companies which invest in high quality short-term municipal securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity and Pan Asia Funds may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. The Growth and Income, Strategic Equity and Small Cap Value Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, each of the Growth and Income, Strategic Equity and Small Cap Value Funds may invest exclusively in one other investment company similar to the respective Fund.

     Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above with respect to the Growth and Income, Strategic Equity and Small Cap Value Funds, securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet, Oechsle or UOBGC.

CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION

     Securities acquired by the Tax-Exempt Bond Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Tax-Exempt Bond Fund may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives the Fund an undivided interest in a pool of municipal securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, Fleet will have determined that the instrument is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

REITs

     The Equity Funds, other than the Pan Asia Fund, may invest up to 10% of their net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Equity Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

DERIVATIVE SECURITIES

     The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, municipal bond index and interest rate futures, put and call options, stock index futures and options, indexed securities and swap agreements, foreign currency exchange contracts and certain asset-backed and mortgage-backed securities.

     Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

     Fleet, Oechsle and/or UOBGC will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how such securities will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's, Oechsle's and/or UOBGC's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities.

     PUT AND CALL OPTIONS -- ASSET ALLOCATION, EQUITY INCOME, EQUITY GROWTH AND SMALL COMPANY EQUITY FUNDS. The Asset Allocation, Equity Income, Equity Growth and Small Company Equity Funds may purchase put options and call options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indexes, except that a Fund may not write covered call options on an index. A Fund may not purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

     In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

     In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. The amount of this asset will be subsequently marked-to-market to reflect the current value of the option purchased. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.

     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     COVERED CALL OPTIONS -- ASSET ALLOCATION, EQUITY INCOME, EQUITY VALUE, EQUITY GROWTH, INTERNATIONAL EQUITY AND SMALL COMPANY EQUITY FUNDS. To further increase return on their portfolio securities, in accordance with their respective investment objectives and policies, the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may engage in writing covered call options (options on securities owned by a Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may not exceed 25% of the value of their respective net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. A Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options will normally be written on underlying securities as to which Fleet and/or Oechsle does not anticipate significant short-term capital appreciation.

     The Asset Allocation, Equity Income, Equity Value, Equity Growth and Small Company Equity Funds may write listed covered call options. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and obligates the writer to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market price of the underlying security during the option period.

     A Fund may terminate its obligation to sell prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidating purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline of the underlying security during such period. A Fund will write an option on a particular security only if Fleet and/or Oechsle believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

     WRITING COVERED OPTIONS -- PAN ASIA FUND. The Pan Asia Fund may write
(sell) covered call and put options on any securities in which it may invest. A call option written by the Fund obligates it to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund or by an offsetting forward contract which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

     The Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

     The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     PURCHASING OPTIONS -- PAN ASIA FUND. The Pan Asia Fund may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     The Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS -- PAN ASIA FUND. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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

     The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Fleet and/or UOBGC. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if Fleet and/or UOBGC is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of Fleet and/or UOBGC to manage future price fluctuations and the degree of correlation between the options and securities markets. If Fleet and/or UOBGC is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

     OPTIONS ON FOREIGN STOCK INDEXES -- INTERNATIONAL EQUITY AND PAN ASIA FUNDS. The International Equity and Pan Asia Funds may, for the purpose of hedging their portfolios, subject to applicable securities regulations purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times -- Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).

     Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

     The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of a Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to Fleet's, Oechsle's, and/or UOBGC's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. A Fund will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.

     When a Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian or with a foreign sub-custodian in which the Fund will deposit cash or other liquid assets in an amount equal to the market value of the option, and will maintain the account while the option is open.

     OPTIONS AND FUTURES CONTRACTS -- GROWTH AND INCOME, STRATEGIC EQUITY AND SMALL CAP VALUE FUNDS. The Growth and Income, Strategic Equity and Small Cap Value Funds may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. The Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges (see "Options on Foreign Stock Indexes -- International Equity Fund" above) and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

     Options and futures can be volatile investments, and involve certain risks. If Fleet applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower a Fund's individual return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     The Funds will not hedge more than 20% of their respective total assets by selling futures, buying puts, and writing calls under normal conditions. The Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets, and will not buy calls with a value exceeding 5% of their respective total assets.

     FUTURES CONTRACTS -- BOND FUNDS. The Tax-Exempt Bond Fund may purchase and sell municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

     Each Bond Fund may enter into contracts (both purchase and sale) for the future delivery of fixed income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.


     The Bond Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Fund hold or intends to purchase or, in the case of the Intermediate Government Income and High Quality Bond Funds, in an effort to manage the impact to the Fund of changes in interest rates. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Funds intend to purchase will require an amount of cash or other liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. The Bond Funds will limit their hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of a Fund's total assets may be covered by such contracts.


     Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Bond Funds are subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Bond Funds may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable. Additional information concerning futures transactions, including special rules regarding the taxation of such transactions, is contained in Appendix B.

     FUTURES CONTRACTS -- PAN ASIA FUND. The Pan Asia Fund may enter into futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. A "sale" of a futures contract entails a contractual obligation to deliver the underlying securities called for by the contract, and a "purchase" of a futures contract entails a contractual obligation to acquire such securities, in each case in accordance with the terms of the contract. When the Fund purchases or sells a futures contract, the Fund must allocate assets as an initial deposit on the contract. The initial deposit may be as low as approximately 5% or less of the value of the contract. The futures contract is marked to market daily thereafter and the Fund may be required to pay or entitled to receive additional "variation margin," based on a decrease or increase in the value of the futures contract.

     Futures contracts call for the actual delivery or acquisition of securities or, in the case of futures contracts based on indices, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract. With respect to stock index futures, because futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

     The Fund's ability to use transactions in futures contracts effectively depends on, among other factors, Fleet's or UOBGC's judgment as to the expected price movements in the securities underlying the futures contracts. In addition, it is possible in some circumstances that the Fund would have to sell securities from its portfolio to meet "variation margin" requirements at a time when it may be disadvantageous to do so.

     STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS -- GROWTH AND INCOME, STRATEGIC EQUITY AND SMALL CAP VALUE FUNDS. The Growth and Income, Strategic Equity and Small Cap Value Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets. The Funds will not purchase options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, the Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following:

futures contracts, swap agreements, and indexed securities. When a Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund. The Funds may not use stock index futures contracts and options for speculative purposes.

     There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Funds plan to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

     As a means of reducing fluctuations in the net asset value of shares of the Funds, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving a Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

     The Funds may also write covered call options. As the writer of a call option, a Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

     The Funds may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

     In general, option contracts are closed out prior to their expiration. A Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

     None of the Growth and Income, Strategic Equity or Small Cap Value Funds will enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceed 5% of the market value of its total assets. Further, a Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, a Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

     The Growth and Income, Strategic Equity and Small Cap Value Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

     As one way of managing their exposure to different types of investments, the Growth and Income, Strategic Equity and Small Cap Value Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS -- EQUITY FUNDS AND TAXABLE BOND FUNDS. Because the Equity Funds and Taxable Bond Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date, which may be any fixed number of days from the date of the contract, and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Forward foreign currency exchange contracts also allow the Equity Funds and Taxable Bond Funds to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

     A Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

     Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Equity Funds and Taxable Bond Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

     Each Equity Fund and each Taxable Bond Fund may invest in ADRs, EDRs and CDRs. The Growth and Income, Strategic Equity, International Equity, Pan Asia and Small Cap Value Funds may also invest in GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs, which are sometimes referred to as CDRs, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations -- Foreign Securities."

ASSET-BACKED SECURITIES

     The Bond Funds and Asset Allocation Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. The Tax-Exempt Bond Fund will not invest more than 10% of its total assets in asset-backed securities.

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

     The Bond Funds and Asset Allocation Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

     Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS

     The Short-Term Bond, Intermediate Government Income, High Quality Bond and Asset Allocation Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

     For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

U.S. TREASURY ROLLS

     The Asset Allocation, Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may hold certain investments in connection with U.S. Treasury rolls. In U.S. Treasury rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. Each Fund intends, however, to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. Each Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

     For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into U.S. Treasury rolls that are accounted for as a financing.

CONVERTIBLE SECURITIES

     The Equity Funds may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

     Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's, Oechsle's and/or UOBGC's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet, Oechsle and/or UOBGC evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet, Oechsle and/or UOBGC considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.


     The Growth and Income and Small Cap Value Funds may invest in convertible bonds rated "BB" or higher by S&P or Fitch, or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or not determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds. Fleet will attempt to reduce the risks described above through diversification of each Equity Fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" after a Fund has purchased it, the Fund is not required to eliminate the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Funds do not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories of S&P, Moody's and Fitch is contained in Appendix A to this Statement of Additional Information.


WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

     The Growth and Income, Strategic Equity, International Equity, Pan Asia and Small Cap Value Funds and each of the Bond Funds may purchase eligible securities on a "when-issued" basis. The Bond Funds may purchase or sell securities on a "forward commitment" basis. The Growth and Income, Strategic Equity and Small Cap Value Funds and Bond Funds may also purchase eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

     A Fund may dispose of a commitment prior to settlement if Fleet, Oechsle or UOBGC as the case may be, deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

     When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its forward commitments, when-issued purchases or delayed settlements exceeded 25% of the value of its total assets.

     When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

STRIPPED OBLIGATIONS

     To the extent consistent with its investment objective, each of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Galaxy's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

GUARANTEED INVESTMENT CONTRACTS

     Each Bond Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to each Fund's 15% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

BANK INVESTMENT CONTRACTS

     Each Bond Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to each Fund's 15% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

COMMON STOCK, PREFERRED STOCK AND WARRANTS

     The Equity Funds may invest in common stock, preferred stock and warrants. Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

PORTFOLIO TURNOVER

     Each Fund may sell a portfolio investment soon after its acquisition if Fleet, Oechsle and/or UOBGC believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

                             INVESTMENT LIMITATIONS


     In addition to each Fund's investment objective as stated in its Prospectus, the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.


     No Fund may:

     1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act.

     2. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act.

     3. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than (a) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (b) with respect to the Tax-Exempt Bond Fund, securities issued by any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions).

     4.   Make loans except to the extent permitted by the 1940 Act.

     5. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities.

     6. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     7. Purchase or sell commodities or commodity contracts except that the Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.

     The following investment limitation with respect to the Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

     8. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     The following investment limitations with respect to the Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Pan Asia, Small Company Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond and Tax-Exempt Bond Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

     9. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof except that (i) each of the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity, Pan Asia, Small Company Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond and Tax-Exempt Bond Funds may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options, and
          (ii) the Strategic Equity Fund may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges to the extent permitted by its investment objective and policies.

     10. A Fund may not purchase securities of companies for the purpose of exercising control.

     11. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act, except that the Strategic Equity Fund may, from time to time, on a temporary basis, invest exclusively in one other investment company similar to the Fund.

     The following investment limitation with respect to the Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Pan Asia, Small Company Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond and Tax-Exempt Bond Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

     12. No Fund may invest more than 15% of its net assets in illiquid securities.

     The following investment limitations with respect to the Growth and Income and Small Cap Value Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

     13. The Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

     14. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

     15. The Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

     16. Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Fleet, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

     17. Neither Fund may purchase or sell interests in oil, gas, or mineral exploration or development programs or leases; except that the Funds may purchase the securities of issuers which invest in or sponsor such programs.

     18. Neither Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

     19. Neither Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. Neither Fund may write call options in excess of 5% of the value of its total assets.

     20. Neither Fund will invest more than 15% of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

     21. Neither Fund may invest in companies for the purpose of exercising management or control.

     22. Neither Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

     The following investment limitation with respect to the Intermediate Government Income and High Quality Bond Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

     23. Each Fund may invest up to 35% of its total assets in securities of foreign issuers and may also invest in U.S. dollar-denominated obligations of U.S. corporations issued outside the United States.

     The following investment limitation with respect to the Tax-Exempt Bond Fund may be changed by Galaxy's Board of Trustees without shareholder approval:

     24. The Fund may invest in foreign securities to the extent consistent with its investment objective and policies.

     With respect to Investment Limitation No. 1 above, the 1940 Act permits a Fund to borrow from any bank, provided that immediately after any such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. In addition, a Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including accrued interest). Mortgage dollar rolls and U.S. Treasury rolls entered into by the Asset Allocation, Short-Term Bond, Intermediate Government Income and High Quality Bond Funds that are not accounted for as financings shall not constitute borrowings.

     With respect to Investment Limitation No. 2 above, the 1940 Act prohibits a diversified Fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and (b) the Fund may invest in U.S. Government obligations without regard to these limitations.

     With respect to Investment Limitation No. 4 above, the 1940 Act permits a Fund to lend its portfolio securities against collateral having a value equal at all times to at least 100% of the value of the securities loaned. However, no portfolio securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the Fund would exceed 33-

1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. In addition, a Fund may engage in certain securities trading practices, such as repurchase agreements, that are deemed to be loans under the 1940 Act.

     With respect to Investment Limitation No. 11 above, the 1940 Act prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

     Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

     Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

     Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

     Each Fund except the Tax-Exempt Bond Fund may purchase Rule 144A securities. Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 15% limitation on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if Fleet, Oechsle and/or UOBGC has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                        VALUATION OF PORTFOLIO SECURITIES

VALUATION OF THE ASSET ALLOCATION, EQUITY INCOME, GROWTH AND INCOME, STRATEGIC EQUITY, EQUITY VALUE, EQUITY GROWTH, SMALL CAP VALUE AND SMALL COMPANY EQUITY FUNDS

     In determining market value, the assets in the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, Small Cap Value and Small Company Equity Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. See "Valuation of International Equity Fund and Pan Asia Fund" below for a description of the valuation of certain foreign securities held by these Funds.

VALUATION OF THE INTERNATIONAL EQUITY AND PAN ASIA FUNDS


     In determining market value, the International Equity Fund's and Pan Asia Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities of the International Equity and Pan Asia Funds which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of Galaxy's Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a remaining maturity of 60 days or less are valued based upon the amortized cost method. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by the Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.


     Certain of the securities acquired by the International Equity and Pan Asia Funds may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset value is not calculated. In such cases, the net asset value a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

VALUATION OF THE BOND FUNDS


     The assets of the Bond Funds are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. See "Valuation of International Equity Fund and Pan Asia Fund" above for a description of the valuation of certain foreign securities held by the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares in each Fund are sold on a continuous basis by Galaxy's distributor, PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.

     This Statement of Additional Information provides additional purchase and redemption information for Prime A Shares and Prime B Shares of the Funds. Purchase and redemption information for Retail A Shares, Retail B Shares and Trust Shares of the Funds are provided in separate statements of additional information and related prospectuses.

                 PURCHASES OF PRIME A SHARES AND PRIME B SHARES

GENERAL

     Investments in Prime A Shares of the Funds are subject to a front-end sales charge. Investments in Prime B Shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."

     Investors should read "Characteristics of Prime A Shares and Prime B Shares" and "Factors to Consider When Selecting Prime A Shares or Prime B Shares" below before deciding between the two.


     Purchase orders for Prime A Shares and Prime B Shares are placed by investors through selected broker/dealers. The broker/dealer is responsible for transmitting its customers' purchase orders to PFPC Distributors and wiring required funds in payment to Galaxy's custodian on a timely basis. PFPC Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Shares purchased by a broker/dealer on behalf of its customers will normally be held of record by the broker/dealer and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular broker/dealer and Galaxy's transfer agent, confirmations of Prime A Share and/or Prime B Share purchases and redemptions and pertinent account statements will be sent by Galaxy's transfer agent directly to a shareholder with a copy to the broker/dealer, or will be furnished directly to the shareholder by the broker/dealer. Other procedures for the purchase of Prime A Shares and/or Prime B Shares established by broker/dealers may apply. Purchases of Prime A Shares and Prime B Shares will be effected only on days on which the New York Stock Exchange, and with respect to the Short-Term Bond, Intermediate Government Income, High Quality Bond and Tax-Exempt Bond Funds, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association), are open ("Business Day"). On a business day when the New York Stock Exchange closes early due to a partial holiday, or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

APPLICABLE SALES CHARGE -- PRIME A SHARES

     The public offering price for Prime A Shares of the Funds is the sum of the net asset value of the Prime A Shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Prime A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                                REALLOWANCE TO DEALERS
                                                                ----------------------
                                                         AS A % OF                   AS A % OF
                                                       OFFERING PRICE              OFFERING PRICE
                                                         PER SHARE -                 PER SHARE -
AMOUNT OF TRANSACTION                                   EQUITY FUNDS                BOND FUNDS
---------------------                                   ------------                ----------
Less than $50,000                                       5.00%                       4.25%
$50,000 but less than $100,000                          4.00%                       4.00%
$100,000 but less than $250,000                         3.00%                       3.00%
$250,000 but less than $500,000                         2.00%                       2.00%
$500,000 but less than $1,000,000                       1.75%                       1.75%
$1,000,000 and over                                     0.00%                       0.00%

     The appropriate reallowance to dealers will be paid by PFPC Distributors to broker-dealer organizations which have entered into agreements with PFPC Distributors. The reallowance to dealers may be changed from time to time.

     In certain situations or for certain individuals, the front-end sales charge for Prime A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor's broker/dealer must explain the status of the investor's investment at the time of purchase. In addition to the sales charge waivers described in the applicable Prospectus, no sales charge is assessed on purchases of Prime A Shares of the Funds by the following categories of investors or in the following types of transactions:

          - purchases by directors, officers and employees of broker-dealers having agreements with PFPC Distributors pertaining to the sale of Prime A Shares to the extent permitted by such organizations;

          - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

          - purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation and any of its affiliates and members of their immediate families; and

          - purchases by officers, directors, employees and retirees of PFPC Inc. and members of their immediate families.

COMPUTATION OF OFFERING PRICE - PRIME A SHARES

     An illustration of the computation of the offering price per share of Prime A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Prime A Shares of each Fund at the close of business on October 31, 2001 and the maximum front-end sales charge of 5.50% for the Equity Funds and 4.75% for the Bond Funds, are set forth below. Prime A Shares of the Equity Income, Strategic Equity, Equity Value, Small Company Equity, Short-Term Bond, Intermediate Government Income and Tax-Exempt Bond Funds were not offered during the period ended October 31, 2001 and the information presented below is based on the projected value of each Fund's net assets and the projected number of Prime A Shares of each Fund on the date such Shares are first offered for sale to public investors.

                                         ASSET ALLOCATION         EQUITY            GROWTH AND         STRATEGIC
                                               FUND             INCOME FUND         INCOME FUND       EQUITY FUND
                                               ----             -----------         -----------       -----------
Net Assets                                   $ 59,573            $  10.00             $59,665          $ 10.00

Outstanding Shares                              3,986                   1               4,684                1

Net Asset Value Per Share                    $  14.95            $  10.00             $ 12.74          $ 10.00

Sales Charge (5.50% of
the offering price)                          $   0.87            $   0.58             $  0.74          $  0.58

Offering Price to Public                     $  15.82            $  10.58             $ 13.48          $ 10.58

                                              EQUITY              EQUITY          INTERNATIONAL       PAN ASIA
                                            VALUE FUND          GROWTH FUND        EQUITY FUND          FUND
                                            ----------          -----------        -----------          ----

Net Assets                                   $  10.00            $670,918             $ 9,459          $ 1,650

Outstanding Shares                                  1              33,992                 845              260

Net Asset Value Per Share                    $  10.00            $  19.74             $ 11.19          $  6.34

Sales Charge (5.50% of
the offering price)                          $   0.58            $   1.15             $  0.65          $  0.37

Offering Price to Public                     $  10.58            $  20.89             $ 11.84          $  6.71

                                             SMALL CAP        SMALL COMPANY
                                            VALUE FUND         EQUITY FUND
                                            ----------         -----------
Net Assets                                   $168,301            $  10.00

Outstanding Shares                             11,982                   1

Net Asset Value Per Share                    $  14.05            $  10.00

Sales Charge (5.50% of
the offering price)                          $   0.82            $   0.58

Offering Price to Public                     $  14.87            $  10.58


                                            SHORT TERM     IMMEDIATE GOVERNMENT     HIGH QUALITY      TAX-EXEMPT
                                             BOND FUND          INCOME FUND          BOND FUND        BOND FUND
                                             ---------          -----------          ---------        ---------
Net Assets                                   $  10.00            $  10.00             $38,278          $ 10.00

Outstanding Shares                                  1                   1               3,408                1

Net Asset Value Per Share                    $  10.00            $  10.00             $ 11.23          $ 10.00

Sales Charge (4.75% of
the offering price)                          $   0.50            $   0.50             $  0.56          $  0.50

Offering Price to Public                     $  10.50            $  10.50             $ 11.79          $ 10.50


QUANTITY DISCOUNTS

     Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

     In order to obtain quantity discount benefits, an investor's broker/dealer must notify PFPC Distributors, at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact your broker/dealer.

     RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Prime A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Prime A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and
(b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 4.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

     LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Prime A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Prime A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the

Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

     PFPC Inc. ("PFPC"), Galaxy's administrator, will hold in escrow Prime A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, PFPC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at PFPC Distributor's direction, will redeem an appropriate number of Prime A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention, through his or her broker/dealer, to do so under a Letter of Intent at the time of purchase.

     QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

     REINSTATEMENT PRIVILEGE. Investors may reinvest all or any portion of their redemption proceeds in Prime A Shares of the Funds or in Prime A Shares of another portfolio of Galaxy that offers Prime A Shares within 90 days of the redemption trade date without paying a sales load. Prime A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form from the investor's broker/dealer on behalf of its client.

     Broker/dealers wishing to exercise this Privilege on behalf of their customers must submit a written reinstatement request to PFPC as transfer agent stating that the customer is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

     Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Code's "wash sale" rules.

APPLICABLE SALES CHARGE - PRIME B SHARES

     The public offering price for Prime B Shares of the Funds is the net asset value of the Prime B Shares purchased. Although investors pay no front-end sales charge on purchases of Prime B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Broker/dealers who have entered into agreements with PFPC Distributors will receive commissions from PFPC Distributors in connection with sales of Prime B Shares. These commissions may be different than the reallowances or placement fees paid to broker/dealers in connection with sales of Prime A Shares. The contingent deferred sales charge on Prime B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Prime B Shares. In addition, a contingent deferred sales charge will not be assessed on Prime B Shares purchased through reinvestment of dividends or capital gains distributions.

     When an investor redeems his or her Prime B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Prime B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (i.e., Prime B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions) and after that from the Prime B Shares that have been held the longest.

     The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PFPC Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Prime B Shares.

     EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. To receive exemptions (i), (iv) or (viii) listed below, an investor's broker/dealer must explain the status of the investor's redemption at the time Prime B Shares are redeemed. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Prime B Shares is not assessed on: (i) exchanges described under "Investor Programs - Exchange Privilege" below; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Code; (iii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iv) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Prime B Shares held in the account is less than the minimum account size; (v) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (vi) redemptions in connection with the death or disability of a shareholder; (vii) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (viii) any redemption of Prime B Shares held by an investor, provided the investor was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995.

CHARACTERISTICS OF PRIME A SHARES AND PRIME B SHARES

     The primary difference between Prime A Shares and Prime B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Prime A Shares and Prime B Shares are the same.

     Prime A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 5.50% with respect to the Equity Funds and up to 4.75% with respect to the Bond Funds. This front-end sales charge may be reduced or waived in some cases. See the applicable Prospectus and "Applicable Sales Charges -- Prime A Shares" and "Quantity Discounts" above. Prime A Shares of a Fund are currently subject to ongoing distribution fees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Prime A Shares.

     Prime B Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. See the applicable Prospectus and "Applicable Sales Charges - Prime B Shares" above. Prime B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its Prime B Shares. These ongoing fees, which are higher than those charged on Prime A Shares, will cause Prime B Shares to have a higher expense ratio and pay lower dividends than Prime A Shares.

     Eight years after purchase, Prime B Shares of the Funds will convert automatically to Prime A Shares of the Funds. The purpose of the conversion is to relieve a holder of Prime B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow PFPC Distributors to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Prime B Shares to Prime A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Prime A Shares as he or she had of Prime B Shares. The conversion occurs eight years after the beginning of the calendar month in which the Prime B Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Prime B Shares, although they will be subject to the distribution fees borne by Prime A Shares.

     Prime B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge - Prime B Shares") are also converted at the earlier of two dates - eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Prime B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Prime B Shares of a Fund, and subsequently acquires additional Prime B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such investor's Prime B Shares in the Fund, including those acquired through reinvestment, will convert to Prime A Shares of such Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING PRIME A SHARES OR PRIME B SHARES

     Before purchasing Prime A Shares or Prime B Shares of the Funds, investors should consider whether, during the anticipated periods of their investments in the particular Funds, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Prime B Shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Prime A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Prime A Shares. In this regard, to the extent that the sales charge for Prime A Shares is waived or reduced by one of the methods described above, investments in Prime A Shares become more desirable. An investment of $250,000 or more in Prime B Shares would not be in most shareholders' best interest. Shareholders should consult their broker-dealers or other financial advisers with respect to the advisability of purchasing Prime B Shares in amounts exceeding $250,000.

     Although Prime A Shares are subject to distribution fees, they are not subject to the higher distribution and shareholder servicing fee applicable to Prime B Shares. For this reason, Prime A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Prime A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in these Funds than purchasers of Prime B Shares in the Funds.

     As described above, purchasers of Prime B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Prime B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Prime B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this eight-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual distribution and shareholder servicing fees on Prime B Shares to the cost of the initial sales charge and distribution fees on Prime A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Prime B Shares may equal or exceed the initial sales charge and annual distribution fees applicable to Prime A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Prime B Shares of a Fund would equal or exceed the initial sales charge and aggregate distribution fees of Prime A Shares approximately eight years after the purchase. In order to reduce such fees for investors that hold Prime B Shares for more than eight years, Prime B Shares will be automatically converted to Prime A Shares as described above at the end of such eight-year period.

                 REDEMPTION OF PRIME A SHARES AND PRIME B SHARES


     Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC Distributors. On a Business Day when the New York Stock Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day.

Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.


     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable;
(b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

                               EXCHANGE PRIVILEGE

     A shareholder may, after appropriate prior authorization, exchange through his or her broker/dealer Prime A Shares of a Fund having a value of at least $100 for Prime A Shares of any of the other Funds, provided that such other Prime A Shares may be sold legally in the state of the shareholder's residence. A shareholder may exchange through his or her broker/dealer Prime B Shares of a Fund for Prime B Shares of any of the other Funds, provided that such other Prime B Shares may be sold legally in the state of the shareholder's residence.

     No additional sales charge will be incurred when exchanging Prime A Shares of a Fund for Prime A Shares of another Fund. Prime B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Prime B Shares, the holding period of the Prime B Shares originally held will be added to the holding period of the Prime B Shares acquired through exchange. Galaxy does not charge an exchange fee. The minimum initial investment to establish an account in another Fund by exchange is $2,500.

     An exchange involves a redemption of all or a portion of the Prime A or Prime B Shares of a Fund and the investment of the redemption proceeds in Prime A or Prime B Shares of another Fund. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Prime A or Prime B Shares of a Fund to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

     Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should contact their broker/dealers.

     In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

     For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

                                      TAXES

IN GENERAL

     Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Tax-Exempt Bond Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one-year period ending October 31 of such calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury at least 30% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

     Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     An investment in any one Fund is not intended to constitute a balanced investment program. Shares of the Tax-Exempt Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Tax-Exempt Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

STATE AND LOCAL

     Exempt-interest dividends and other distributions paid by the Tax-Exempt Bond Fund may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Tax-Exempt Bond Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Tax-Exempt Bond Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     The tax principles applicable to transactions in certain financial instruments and futures contracts and options that may be engaged in by the Funds, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

     In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                              TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of Galaxy is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy are referred to as "Interested Trustees."



                                                                                      NUMBER OF
                                            TERM OF                                  PORTFOLIOS IN
                                           OFFICE AND                                   FUND
                         POSITION(S)       LENGTH OF                                 COMPLEX(3)
NAME, ADDRESS AND         HELD WITH          TIME        PRINCIPAL OCCUPATION(S)     OVERSEEN BY              OTHER DIRECTORSHIPS
AGE(1)                     GALAXY          SERVED(2)      DURING PAST 5 YEARS          TRUSTEE                 HELD BY TRUSTEE(4)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Dwight E. Vicks, Jr.     Chairman &         4/2/86       Chairman & Director,              53         Director, Utica First
Age 68                    Trustee                        Vicks Lithograph &                           Insurance Company; Director,
                                                         Printing Corporation                         SBU Bank; Director, Monitor
                                                         (book manufacturing and                      Life Insurance Company;
                                                         commercial printing).                        Director, Commercial
                                                                                                      Travelers Mutual Insurance
                                                                                                      Company.

Louis DeThomasis          Trustee           8/10/86      President,                        53         Trustee, Religious Communities
Age 61                                                   Saint Mary's University                      Trust.
                                                         of Minnesota.

Kenneth A Froot(5)        Trustee           12/5/00      Professor of Finance,             53                      None
Age 44                                                   Harvard University.

                                       64

                                                                                      NUMBER OF
                                            TERM OF                                 PORTFOLIOS IN
                                           OFFICE AND                                   FUND
                         POSITION(S)       LENGTH OF                                  COMPLEX(3)
NAME, ADDRESS AND         HELD WITH          TIME        PRINCIPAL OCCUPATION(S)     OVERSEEN BY              OTHER DIRECTORSHIPS
AGE(1)                     GALAXY          SERVED(2)      DURING PAST 5 YEARS          TRUSTEE                 HELD BY TRUSTEE(4)
-----------------------------------------------------------------------------------------------------------------------------------
James M. Seed              Trustee          5/26/88      President, The Astra              53         Chairman and Director,
Age 60                                                   Ventures, Incorporated                       Fischer-Watt Gold Co.;
                                                         (oil and gas exploration;                    Director, XSCI, Inc.
                                                         private equity).

INTERESTED TRUSTEE

John T. O'Neill(6)         Trustee,         2/25/88      Private Investor;                 53                      None
Age 57                     President &                   Executive Vice President
                           Treasurer                     and Chief Financial
                                                         Officer, Hasbro, Inc.
                                                         (toy and game
                                                         manufacturer) until
                                                         December 1999.

OFFICERS

William Greilich(7)          Vice           9/10/98      Vice President and                N/A                      N/A
PFPC Inc.                  President                     Division Manager, PFPC
4400 Computer Drive                                      Inc., 1996 to present;
Westborough, MA 01581-5108                               Vice President, PFPC
Age 47                                                   Inc., 1991-1996.

W. Bruce McConnel(7)       Secretary        4/03/86      Partner of the law firm           N/A                      N/A
One Logan Square                                         Drinker Biddle &
18th & Cherry Streets                                    Reath LLP, Philadelphia,
Philadelphia, PA 19103                                   Pennsylvania.
Age 59

Gregory Sackos(7)
PFPC Inc.                  Assistant        9/6/01       Director, Fund Accounting         N/A                      N/A
4400 Computer Drive        Secretary                     and Administration, PFPC
Westborough, MA 01581-5108                               Inc., 1998 to present;
Age 37                                                   Second Vice President,
                                                         Chase Global Financial
                                                         Services, 1996-1998.


----------
(1) Each trustee may be contacted by writing to the trustee, c/o The Galaxy Fund, 4400 Computer Drive, Westborough, Massachusetts 01581-5108, Attn: William Greilich.

(2) Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with Galaxy's Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy's Code of Regulations; or (c) Galaxy terminates.

(3) The "Fund Complex" consisting of all registered investment companies for which Fleet or any of its affiliates serves as investment adviser, including Galaxy, The Galaxy VIP Fund and Galaxy Fund II. In addition to Galaxy (40 portfolios), each trustee also serves as a trustee of The Galaxy VIP Fund (8 portfolios) and Galaxy Fund II (5 portfolios). In addition to Galaxy, Mr. Vicks and Mr. O'Neill serve as Chairman and President and Treasurer, respectively, of The Galaxy VIP Fund and Galaxy Fund II.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(5) Prior to June 26, 2000, Mr. Froot was a trustee of the Boston 1784 Funds, which was advised by Fleet National Bank, an affiliate of Fleet. On June 26, 2000, the Boston 1784 Funds were reorganized into Galaxy.

(6) Mr. O'Neill is considered to be an Interested Trustee because (i) he owns securities issued by FleetBoston Financial Corporation and (ii) he serves as an officer of Galaxy.

(7) Mr. Greilich, Mr. McConnel and Mr. Sackos also serve as Vice President, Secretary and Assistant Secretary, respectively, of The Galaxy VIP Fund and Galaxy Fund II.

STANDING BOARD COMMITTEES


     The Board of Trustees has established three committees, i.e., Audit, Nominating and Valuation.


     The Audit Committee annually considers the engagement and compensation of Galaxy's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of Galaxy's financial statements. The Audit Committee is a "committee of the whole" in that all of the trustees serve on the Committee. The Audit Committee met four times during the fiscal year ended October 31, 2001.

     The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. The Nominating Committee consists of three Independent Trustees (Messrs. DeThomasis, Seed and Vicks). There were no formal meetings of the Nominating Committee during the fiscal year ended October 31, 2001. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of Galaxy's Secretary.


     The Valuation Committee is responsible for the review of pricing and valuation issues as needed. The Valuation Committee consists of two Independent Trustees (Messrs. Seed and Vicks). There were no formal meetings of the Valuation Committee during the fiscal year ended October 31, 2001.

TRUSTEE OWNERSHIP OF FUND SHARES

     The following table shows the dollar range of shares beneficially owned by each trustee in the Funds and other portfolios of Galaxy, The Galaxy VIP Fund and Galaxy Fund II.


----------------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                         EQUITY SECURITIES IN ALL
                                                     DOLLAR RANGE OF                  PORTFOLIOS IN GALAXY COMPLEX(2)
NAME OF TRUSTEE                               EQUITY SECURITIES IN THE FUNDS(1)            OVERSEEN BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.                        Equity Value Fund
                                            $50,001 - $100,000
----------------------------------------------------------------------------------------------------------------------
                                            Equity Growth Fund
                                            $50,001 - $100,000
----------------------------------------------------------------------------------------------------------------------
                                            Small Company Equity Fund
                                            $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------
                                            International Equity Fund
                                            $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------
                                            All other Funds:  None                             over $100,000
----------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot                            None                                               over $100,000
----------------------------------------------------------------------------------------------------------------------
Louis DeThomasis                            None                                               over $100,000
----------------------------------------------------------------------------------------------------------------------
James M. Seed                               Equity Value Fund
                                            over $100,000
----------------------------------------------------------------------------------------------------------------------
                                            Equity Growth Fund
                                            $1 - $10,000
----------------------------------------------------------------------------------------------------------------------
                                            International Equity Fund
                                            $1 - $10,000
----------------------------------------------------------------------------------------------------------------------
                                            Small Company Equity Fund
                                            $1 - $10,000
----------------------------------------------------------------------------------------------------------------------
                                            All other Funds:  None                             over $100,000
----------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------
John T. O'Neill                             None                                               over $100,000
----------------------------------------------------------------------------------------------------------------------


----------
(1) Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2001.

(2) Includes Galaxy, The Galaxy VIP Fund, and Galaxy Fund II. As of December 31, 2001, Galaxy consisted of 40 portfolios, The Galaxy VIP Fund consisted of 8 portfolios and Galaxy Fund II consisted of 5 portfolios.


     As of February 5, 2002, the trustees and officers of Galaxy owned less than 1% of its outstanding shares.


BOARD COMPENSATION

     Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to September 8, 2000, each trustee was entitled to receive an annual aggregate fee of $45,000 for his services as a trustee of the Trusts plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as those currently in effect.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of PFPC receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, Oechsle or UOBGC, or any of their affiliates serve as a trustee, officer or employee of Galaxy.

     The following chart provides certain information about the fees received by Galaxy's trustees during the fiscal year ended October 31, 2001.

=====================================================================================================================
                                                                       Pension or
                                                                       Retirement              Total Compensation
                                                                     Benefits Accrued           from Galaxy and
                                     Aggregate Compensation          as Part of FUND            Fund Complex(1)
     NAME OF PERSON/POSITION               FROM GALAXY                  EXPENSES                PAID TO TRUSTEES
=====================================================================================================================

INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.
Chairman and Trustee                           $72,717                    None                    $77,000
---------------------------------------------------------------------------------------------------------------------
Donald B. Miller(2),(4)
Trustee                                        $68,940                    None                    $73,000
---------------------------------------------------------------------------------------------------------------------
Rev. Louis DeThomasis
Trustee                                        $68,940                    None                    $73,000
---------------------------------------------------------------------------------------------------------------------
James M. Seed(4)
Trustee                                        $68,940                    None                    $73,000
---------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot(3),(4)
Trustee                                        $51,074                    None                    $54,000
---------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Bradford S. Wellman                            $29,929                    None                    $31,750
Trustee(2)
---------------------------------------------------------------------------------------------------------------------
John T. O'Neill(4)                             $71,300                    None                    $75,500
President, Treasurer
and Trustee
=====================================================================================================================


----------
(1) The "Fund Complex" consists of all registered investment companies for which Fleet or any of its affiliates serves as investment adviser, including Galaxy, The Galaxy VIP Fund and Galaxy Fund II. In addition to Galaxy, each trustee also serves as a trustee of The Galaxy VIP Fund and Galaxy Fund II and receives compensation for such services.


(2) Mr. Wellman resigned as a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 14, 2000 and Mr. Miller retired as a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 31, 2001. Each currently serves as an emeritus trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II and receives the same meeting fees as the trustees and reimbursement for expenses incurred in attending meetings.


(3) Mr. Froot was appointed a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 15, 2000.


(4) Deferred compensation (including interest) in the amounts of $68,418, $54,704, ($32,206) and $52,599 accrued during Galaxy's fiscal year ended October 31, 2001 for Messrs. Miller, O'Neill, Seed and Froot, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

                       INVESTMENT ADVISER AND SUB-ADVISERS

     Fleet, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

         For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund other than the International Equity and Pan Asia Funds. The Funds, other than the International Equity and Pan Asia Funds, have been advised by Fleet that, effective August 1, 2001 and until further notice to Galaxy's Board of Trustees, it intends to waive advisory fees payable by the Funds so that advisory fees payable by the Funds would be as follows: (i) with respect to the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, Small Cap Value and Small Company Equity Funds, 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion; and
(ii) with respect to the Short-Term Bond, Intermediate Government Income, High Quality Bond and Tax-Exempt Bond Funds, 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion. For the services provided and the expenses assumed with respect to the International Equity Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such assets, plus 0.85% of net assets in excess of $100 million. For the services provided and the expenses assumed with respect to the Pan Asia Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.20% of the average daily net assets of the Fund. Fleet is currently waiving a portion of the advisory fees payable to it by the Bond Funds so that it is entitled to receive advisory fees at the annual rate of 0.55% of each Bond Fund's average daily net assets.

     During the fiscal years ended October 31, 2001, 2000 and 1999, Galaxy paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:


                                                                 FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                                            2001               2000                  1999
----                                                            ----               ----                  ----
Asset Allocation                                            $ 5,204,369          $ 5,783,582          $ 5,338,301
Equity Income                                               $ 2,072,449          $ 2,317,652          $ 2,608,376
Growth and Income                                           $ 7,003,549          $ 5,899,914          $ 4,577,393
Strategic Equity                                            $   642,804          $   496,991          $   455,936
Equity Value                                                $ 2,973,507          $ 3,812,574          $ 4,468,558
Equity Growth                                               $11,771,942          $13,911,341          $10,553,344
International Equity                                        $ 4,984,528          $ 5,508,346          $ 3,119,675
Pan Asia                                                    $         0          $         0(1)                 *
Small Cap Value                                             $ 3,724,882          $ 2,843,896          $ 2,487,806
Small Company Equity                                        $ 3,664,651          $ 4,109,620          $ 2,481,560
Short-Term Bond                                             $   624,305          $   418,685          $   335,221
Intermediate Government Income                              $ 2,895,104          $ 2,054,829          $ 1,674,194
High Quality Bond                                           $ 3,727,694          $ 2,237,789          $ 1,544,510
Tax-Exempt Bond                                             $ 1,123,154          $ 1,031,946          $   930,448

----------
*    Not in operation during the period.
(1) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.

     During the fiscal years ended October 31, 2001, 2000 and 1999, Fleet waived advisory fees with respect to such Funds as set forth below:



                                                                 FOR THE FISCAL YEARS ENDED OCTOBER 31:
 FUND                                                           2001                 2000                1999
 ----                                                           ----                 ----                ----
Asset Allocation                                            $    18,195           $        0          $         0
Equity Income                                               $         0           $        0          $         0
Growth and Income                                           $    41,194           $        0          $         0
Strategic Equity                                            $   233,716           $  180,724          $   165,794
Equity Value                                                $         0           $        0          $         0
Equity Growth                                               $   152,573           $        0          $         0
International Equity                                        $ 1,993,856           $2,211,773(1)       $ 1,216,531
Pan Asia                                                    $         0           $        0                    *
Small Cap Value                                             $     5,778           $        0          $         0
Small Company Equity                                        $         0           $        0          $         0
Short-Term Bond                                             $   289,169           $  192,389          $   121,931
Intermediate Government Income                              $ 1,060,738           $  747,211          $   608,798
High Quality Bond                                           $ 1,411,667           $  813,741          $   561,640
Tax-Exempt Bond                                             $   408,420           $  375,253          $   338,345


----------

*    Not in operation during the period.
(1) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.


     During the fiscal years ended October 31, 2001, 2000 and 1999, Fleet reimbursed expenses as follows:


                                                                FOR THE FISCAL YEARS ENDED OCTOBER 31:
                                                                --------------------------------------
FUND                                                        2001              2000                  1999
----                                                        ----              ----                  ----
Asset Allocation                                          $     0            $     0              $     0
Equity Income                                             $     0            $     0              $     0
Growth and Income                                         $     0            $     0              $     0
Strategic Equity                                          $     0            $     0              $     0
Equity Value                                              $     0            $     0              $     0
Equity Growth                                             $     0            $     0              $     0
International Equity                                      $     0            $     0              $     0
Pan Asia                                                  $45,383            $ 8,172(1)               *
Small Cap Value                                           $     0            $     0              $     0
Small Company Equity                                      $     0            $     0              $     0
Short-Term Bond Fund                                      $     0            $     0              $     0
Intermediate Government Income Fund                       $     0            $     0              $     0
High Quality Bond Fund                                    $     0            $     0              $     0
Tax-Exempt Bond Fund                                      $     0            $     0              $     0


----------
*    Not in operation during the period.
(1) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.

     The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice and will terminate immediately in the event of its assignment.

INTERNATIONAL EQUITY FUND


     The advisory agreement between Galaxy and Fleet with respect to the International Equity Fund provides that Fleet will provide a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the advisory agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed Oechsle, a Delaware limited liability company with principal offices at One International Place, Boston, Massachusetts 02210, as the sub-adviser to the International Equity Fund. The member manager of Oechsle is Oechsle Group, LLC. FleetBoston Financial Corporation owns approximately a 35% non-voting interest in Oechsle. As of December 31, 2001, Oechsle had discretionary management authority over approximately $14 billion in assets.


     Under its sub-advisory agreement with Fleet, Oechsle determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with Oechsle in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by Oechsle for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Oechsle with information concerning relevant economic and political developments. Oechsle will provide services under the sub-advisory agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by Fleet or the Board of Trustees upon sixty days' written notice or by Oechsle upon ninety days' written notice, the sub-advisory agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above.

     For the services provided and the expenses assumed pursuant to the sub-advisory agreement, Fleet pays a fee to Oechsle, computed daily and paid quarterly, at the annual rate of 0.40% of the first $50 million of the International Equity Fund's average daily net assets, plus .035% of average daily net assets in excess of $50 million.

     For the fiscal years ended October 31, 2001, 2000 and 1999, Oechsle received sub-advisory fees of $2,816,224, $3,121,396 and $1,728,153, respectively, with respect to the International Equity Fund.


     Fleet and Oechsle are authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or Oechsle or that have sold shares of the Funds, if Fleet or Oechsle, as the case may be, believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

PAN ASIA FUND


     The advisory agreement between Galaxy and Fleet with respect to the Pan Asia Fund provides that Fleet will provide a continuous investment program for the Pan Asia Fund, including research and management with respect to all securities and investments and cash equivalents in the Pan Asia Fund. In addition, the advisory agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed UOBGC, which is an indirect majority-owned subsidiary of United Overseas Bank Group and which has its principal offices at 592 Fifth Avenue, Suite 602, New York, New York 10036, as the sub-adviser to the Pan Asia Fund. As of December 31, 2001, UOBGC, together with its affiliates, had discretionary management authority over approximately $2.3 billion in assets.


     Under its sub-advisory agreement with Fleet, UOBGC determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with UOBGC in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by UOBGC for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and UOBGC with information concerning relevant economic and political developments. UOBGC will provide services under the sub-advisory agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by Fleet or the Board of Trustees upon sixty days' written notice or by UOBGC upon ninety days' written notice, the sub-advisory agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above.


     For the services provided and the expenses assumed pursuant to the sub-advisory agreement, Fleet pays a fee to UOBGC, computed daily and paid monthly, at the annual rate of 0.72% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2001 and the fiscal period September 1, 2000 through October 31, 2000, UOBGC received sub-advisory fees of $27,211 and $4,903, respectively, with respect to the Pan Asia Fund.

ANNUAL BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

     At a meeting held on May 31, 2001, the Board of Trustees of Galaxy, including the Independent Trustees, approved the continuation of Galaxy's investment advisory agreement with Fleet with respect to each Fund for an additional one-year period. In connection with such approval, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of Fleet's services provided to each Fund and Fleet's experience and qualifications. Among other items, the trustees also reviewed and considered: (1) a Lipper report comparing the advisory fees and total expense ratio of each class of shares of each Fund to Lipper data on investment objective peer group averages, industry peer group averages and bank peer group averages; (2) a report on Galaxy's advisory fee structure, which included the proposed implementation of new breakpoints in the advisory fees for certain of Galaxy's equity and bond portfolios and a comparison of the proposed fees (after implementation of the breakpoints) to Lipper data describing the median advisory fees for funds with similar investment objectives; (3) a report on the assets, advisory fees, advisory fee waivers and expense reimbursements for each Fund; (4) a Lipper report comparing:
(i) the performance of each class of shares of each Fund to the applicable Lipper average and performance universe (e.g. all large cap core equity funds) average, (ii) the contractual management fee for each Fund with that of funds with the same investment classification, (iii) the expenses for each class of shares of each Fund to bank group and non-bank group averages, and (iv) the expense ratio components (such as contractual management fees and actual administrative fees) for each class of shares of each Fund to bank groups and non-bank groups; and (5) a report on Fleet's profitability related to providing advisory services to Galaxy after taking into account (i) advisory fees and any other benefits realized by Fleet or any of its affiliates as a result of Fleet's role as advisor to Galaxy, and (ii) the direct and indirect expenses incurred by Fleet in providing such advisory services to Galaxy. The Board also considered a report on soft dollar commissions which included information on brokers and total commissions paid for each equity Fund for the fiscal year ended October 31, 2000, as well as information on the types of research and services obtained by Fleet in connection with soft dollar commissions. Additional information on soft dollar arrangements and commissions are described under "Portfolio Transactions."

     After discussion, the Board of Trustees concluded that Fleet had the capabilities, resources and personnel necessary to manage Galaxy. The Board of Trustees also concluded that based on the services that Fleet would provide to Galaxy under the investment advisory agreement and the expenses incurred by Fleet in the performance of such services, the compensation to be paid to Fleet was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the investment advisory agreement with Fleet for an additional one-year period.

     At the May 31, 2001 meeting, the Board of Trustees of Galaxy, including the Independent Trustees, also approved the continuation of the sub-advisory agreements between Fleet and Oechsle with respect to the International Equity Fund and between Fleet and UOBGC with respect to the Pan Asia Fund, each for an additional one-year period. In approving the continuation of the sub-advisory agreements, the Board of Trustees considered the quality of the sub-advisory services being rendered by UOBGC and Oechsle, the investment management style, experience and qualifications of each sub-advisor's personnel and the sub-advisory fee structure. The Board of Trustees also reviewed written reports provided by Oechsle and UOBGC which contained, among other items, performance information, sector weightings and investment outlook and strategy with respect to the International Equity Fund and the Pan Asia Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the International Equity Fund and the Pan Asia Fund to continue the sub-advisory agreements with Oechsle and UOBGC, respectively, for an additional one-year period.

                                  ADMINISTRATOR

     PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is an indirect majority-owned subsidiary of PNC Financial Services Group.

     PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates, effective May 31, 2001:

                               COMBINED AVERAGE DAILY NET ASSETS            ANNUAL RATE
                               ---------------------------------            -----------
                               Up to $2.5 billion                              0.090%
                               From $2.5 to $5 billion                         0.085%
                               From $5 to $12 billion                          0.075%
                               From $12 to $15 billion                         0.065%
                               From $15 to $18 billion                         0.060%
                               From $18 to $21 billion                         0.0575%
                               From $21 to $30 billion                         0.0525%
                               Over $30 billion                                0.050%

     For the period from June 26, 2000 through May 30, 2001, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates:

                               COMBINED AVERAGE DAILY NET ASSETS             ANNUAL RATE
                               ---------------------------------             -----------
                               Up to $2.5 billion                              0.090%
                               From $2.5 to $5 billion                         0.085%
                               From $5 to $12 billion                          0.075%
                               From $12 to $15 billion                         0.065%
                               From $15 to $18 billion                         0.060%
                               From $18 to $21 billion                         0.0575%
                               Over $21 billion                                0.0525%

     Prior to June 26, 2000, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy at the following rates:

                               COMBINED AVERAGE DAILY NET ASSETS             ANNUAL RATE
                               ---------------------------------             -----------
                               Up to $2.5 billion                              0.090%
                               From $2.5 to $5 billion                         0.085%
                               From $5 to $12 billion                          0.075%
                               From $12 to $15 billion                         0.065%
                               From $15 to $18 billion                         0.060%
                               Over $18 billion                                0.0575%

     PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services. From time to time, PFPC may waive voluntarily all or a portion of the administration fees payable to it by the Funds.


     For the fiscal year ended October 31, 2001, each Fund paid PFPC administration fees at the effective annual rate of 0.07% of each Fund's average daily net assets.


     During the fiscal years ended October 31, 2001, 2000 and 1999, PFPC received administration fees as set forth below:


                                                                        FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                                                    2001             2000              1999
----                                                                    ----             ----              ----
Asset Allocation                                                     $  460,221        $  646,311      $   533,921
Equity Income                                                        $  181,804        $  220,260      $   259,413
Growth and Income                                                    $  618,837        $  552,479      $   456,860
Strategic Equity                                                     $   77,223        $   63,792      $    62,309
Equity Value                                                         $  259,941        $  363,668      $   446,506
Equity Growth                                                        $1,046,636        $1,317,126      $ 1,055,020
International Equity                                                 $  524,095        $  624,039      $   365,677
Pan Asia                                                             $    2,516        $      456(1)             *
Small Cap Value                                                      $  328,447        $  269,338      $   248,680
Small Company Equity                                                 $  322,914        $  388,798      $   248,980
Short-Term Bond                                                      $   79,900        $   56,947      $    45,886
Intermediate Government Income                                       $  347,297        $  262,655      $   229,022
High Quality Bond                                                    $  450,700        $  284,931      $   211,269
Tax-Exempt Bond                                                      $  134,213        $  133,340      $   127,246


----------
*    Not in operation during the period.
(1) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.

     During the fiscal years ended October 31, 2001, 2000 and 1999 PFPC did not waive administration fees.

     Under the administration agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect with respect to each Fund until May 31, 2004 and thereafter will continue for additional terms of one-year each, provided such continuance is specifically reviewed and approved at least annually (i) by vote of a majority of Galaxy's Board of Trustees or by vote of a majority of the outstanding shares of such Fund and (ii) by a majority of Galaxy's Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement.

                          CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of J.P. Morgan Chase & Co., serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement. Chase Manhattan may employ sub-custodians for the Funds for the purpose of providing custodial services for the Funds' foreign assets held outside the United States.

     Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan also serves as Galaxy's "foreign custody manager" (as that term is defined in Rule 17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of the Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

                                    EXPENSES

     Fleet, Oechsle, UOBGC and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

     Fleet, Oechsle or UOBGC will select specific portfolio investments and effect transactions for the Equity Funds. Each adviser and sub-adviser seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet, Oechsle or UOBGC may, in their discretion, effect transactions in portfolio securities with dealers who provide research advice or other services such as market investment literature to the Funds. Fleet, Oechsle or UOBGC is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Fleet, Oechsle or UOBGC determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction, Fleet, Oechsle's or UOBGC's overall responsibilities to the particular Fund and to Galaxy. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The fees under the Investment Advisory Agreement between Galaxy and Fleet, the Sub-Advisory Agreement between Fleet and Oechsle, and the Sub-Advisory Agreement between Fleet and UOBGC are not reduced by reason of receiving such brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds.

     During the fiscal year ended October 31, 2001, the following Equity Funds paid soft dollar commissions as shown below:


                                   FUND                                     COMMISSIONS
                                   ----                                     -----------
                                   Asset Allocation                            $  6,190
                                   Equity Income                               $ 39,645
                                   Growth and Income                           $ 95,516
                                   Strategic Equity                            $ 23,660
                                   Equity Value                                $194,519
                                   Equity Growth                               $181,725
                                   International Equity                        $ 16,843
                                   Pan Asia                                    $  1,250
                                   Small Cap Value                             $ 38,842
                                   Small Company Equity                        $ 70,946


     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government securities.

     For the fiscal years ended October 31, 2001, 2000 and 1999, the following Funds paid brokerage commissions as shown in the table below:


                                                             FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                                       2001                  2000               1999
----                                                       ----                  ----               ----
Asset Allocation                                        $  148,531          $   261,800         $   164,971
Equity Income                                           $  383,274          $   365,631         $   260,679
Growth and Income                                       $  748,892          $   795,284         $   305,533
Strategic Equity                                        $  361,646          $   248,082         $   213,205
Equity Value                                            $1,431,817          $   975,959         $ 1,055,494
Equity Growth                                           $1,817,083          $ 1,911,120         $ 1,267,684
International Equity                                    $1,515,847          $ 1,644,461         $ 1,047,761
Pan Asia                                                $   27,178          $    18,412(1)                *
Small Cap Value                                         $  740,498          $   458,281         $   390,632
Small Company Equity                                    $  955,720          $   949,917         $   731,699


----------
*    Not in operation during the period.
(1) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.

     During the fiscal years ended October 31, 2001, 2000 and 1999, certain of the Equity Funds effected a portion of their portfolio transactions through Quick & Reilly Institutional

Trading ("Quick & Reilly"), a division of Fleet Securities, Inc., which is an affiliate of Fleet, and Robertson Stephens Inc., "Robertson Stephens," also an affiliate of Fleet. The table below discloses (1) the aggregate amount of commissions paid to Quick & Reilly and Robertson Stephens by the Funds during the fiscal years ended October 31, 2001, 2000 and 1999, (2) the percentage of each Fund's aggregate brokerage commissions for the fiscal year ended October 31, 2001 that was paid to Quick & Reilly and Robertson Stephens, and (3) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly or Robertson Stephens during the fiscal year ended October 31, 2001.


                                                                               2001
                                                                2001           % OF
                                              2001              % OF         AGGREGATE               2000          1999
                                            AGGREGATE         AGGREGATE      COMMISSION           AGGREGATE      AGGREGATE
FUND                                         AMOUNT           COMMISSIONS    TRANSACTIONS           AMOUNT        AMOUNT
----                                         ------           -----------    ------------           ------        ------
Asset Allocation                            $ 69,147          46.55%            54.72%              $173,098      $ 141,443
Equity Income                               $109,675          28.62%            31.44%              $288,852      $ 232,329
Growth and Income                           $102,276          13.66%            22.14%              $369,829      $ 129,843
Strategic Equity                            $  7,250           0.51%             1.94%              $ 14,690      $  11,375
Equity Value                                $700,146          48.90%            62.41%              $652,971      $ 860,618
Equity Growth                               $ 36,736           2.02%             2.15%              $ 98,173      $ 157,771
Small Cap Value                             $ 18,250           2.46%             2.06%                    --      $  14,000
Small Company Equity                            -_               -                -                 $ 10,224      $   7,380


     Debt securities purchased or sold by the Bond Funds are generally traded in over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealers' mark-up or mark-down.

     The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Oechsle, UOBGC, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during the Galaxy's most recent fiscal year. At October 31, 2001, the following Funds held securities of their regular brokers or dealers as set forth below:


---------------------------------------------------------------------------------------------------------------------
                 FUND                                     BROKER/DEALER                                VALUE
---------------------------------------------------------------------------------------------------------------------
Asset Allocation                                    Merrill Lynch & Co., Inc.                        $  4,371,000
---------------------------------------------------------------------------------------------------------------------
Equity Income                                       Credit Suisse First Boston Corp.                 $  7,076,000
---------------------------------------------------------------------------------------------------------------------
Strategic Equity                                    Credit Suisse First Boston Corp.                 $ 11,720,000
--------------------------------------------------------------------------------------------------------------------
Equity Value                                        Merrill Lynch & Co., Inc.                        $  3,050,958
--------------------------------------------------------------------------------------------------------------------
                                                    Credit Suisse First Boston Corp.                 $ 18,091,000
---------------------------------------------------------------------------------------------------------------------
Equity Growth                                       Credit Suisse First Boston Corp.                 $ 37,667,000
---------------------------------------------------------------------------------------------------------------------
Small Cap Value                                     Credit Suisse First Boston Corp.                 $ 69,785,000
---------------------------------------------------------------------------------------------------------------------
Small Company Equity                                Credit Suisse First Boston Corp.                 $  2,363,000
---------------------------------------------------------------------------------------------------------------------
Pan Asia                                            Credit Suisse First Boston Corp.                 $    404,000
---------------------------------------------------------------------------------------------------------------------
Short Term Bond                                     Credit Suisse First Boston Corp.                 $ 46,535,000
---------------------------------------------------------------------------------------------------------------------
Intermediate Government Income Bond                 Credit Suisse First Boston Corp.                 $  7,330,000
---------------------------------------------------------------------------------------------------------------------
High Quality Bond                                   Credit Suisse First Boston Corp.                 $ 13,062,000
---------------------------------------------------------------------------------------------------------------------
                                                    Lehman Brothers Holdings, Inc.                   $  2,128,688
---------------------------------------------------------------------------------------------------------------------
                                                    Lehman Brothers Holdings, Inc.                   $  1,831,301
---------------------------------------------------------------------------------------------------------------------
                                                    Merrill Lynch & Co., Inc.                        $  2,742,532
---------------------------------------------------------------------------------------------------------------------


     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet, Oechsle or UOBGC. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet, Oechsle or UOBGC believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet, Oechsle or UOBGC, may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                               DISTRIBUTION PLANS

PRIME A SHARES PLAN

     Galaxy has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Prime A Shares of the Funds (the "Prime A Shares Plan"). Under the Prime A Shares Plan, Galaxy may pay PFPC Distributors or another person for expenses and activities intended to result in the sale of Prime A Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Prime A Shares and the direct or indirect cost of financing such payments.

     Under the Prime A Shares Plan, payments by Galaxy for distribution expenses may not exceed the annualized rate of 0.30% of the average daily net assets attributable to each Fund's outstanding Prime A Shares. As of the date of this Statement of Additional Information, Galaxy intends to limit the Funds' payments for distribution expenses to not more than 0.25% (on an annualized basis) of the average daily net asset value of each Fund's outstanding Prime A Shares.

     During the fiscal year ended October 31, 2001, 2000 and 1999 Prime A Shares of the Funds paid the following distribution fees under the Prime A Shares Plan:


                                                              FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                                       2001               2000               1999
----                                                       ----               ----               ----
Asset Allocation                                         $  219               $506               $438
Equity Income                                               *                   *                  *
Growth and Income                                        $  317               $383               $264
Strategic Equity                                            *                   *                  *
Equity Value                                                *                   *                  *
Equity Growth                                            $1,719               $323               $184
International Equity                                     $   30               $ 39               $  0
Pan Asia                                                 $    0               $  1(1)             **
Small Cap Value                                             *                 $456               $357
Small Company Equity                                        *                   *                  *
Short-Term Bond                                             *                   *                  *
Intermediate Government Income                              *                   *                  *
High Quality Bond                                        $   90               $ 40               $ 63
Tax-Exempt Bond                                             *                   *                  *


----------
*    Prime A Shares were not offered during the period.
**   The Pan Asia Fund was not in operation during the period.
(1) For the period from September 22, 2000 (commencement of operations of Prime A Shares) through October 31, 2000.

All amounts paid under the Prime A Shares Plan were paid to broker-dealers.

PRIME B SHARES PLAN

     Galaxy has adopted a Distribution and Services Plan pursuant to the Rule with respect to Prime B Shares of the Funds (the "Prime B Shares Plan"). Under the Prime B Shares Plan, Galaxy may pay (a) PFPC Distributors or another person for expenses and activities intended to result in the sale of Prime B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Prime B Shares and the direct or indirect cost of financing such payments, (b) institutions for shareholder liaison services, which means personal services for holders of Prime B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Prime B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Prime B Shares;
(iv) processing dividend payments; (v) providing sub-accounting services for Prime B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.

     Under the Prime B Shares Plan, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to each such Fund's outstanding Prime B Shares, and (ii) to a broker/dealer for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each such Fund's outstanding Prime B Shares which are owned of record or beneficially by that broker/dealer's customers for whom the broker/dealer is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit each Fund's payments for shareholder liaison and administrative support services under the Prime B Shares Plan to an aggregate fee of not more than 0.25% (on an annualized basis) of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of broker/dealers.

     During the fiscal years ended October 31, 2001, 2000 and 1999, Prime B Shares of the Funds paid the following distribution fees under the Prime B Shares Plan:


                                                              FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                                       2001               2000               1999
----                                                       ----               ----               ----
Asset Allocation                                         $3,453             $4,157               $754
Equity Income                                               *                   *                 *
Growth and Income                                        $  913             $  963               $137
Strategic Equity                                            *                   *                 *
Equity Value                                                *                   *                 *
Equity Growth                                            $2,790             $3,007               $268
International Equity                                     $2,739             $3,839               $537
Pan Asia                                                 $   15             $    2(1)             **
Small Cap Value                                          $1,531             $1,314               $349
Small Company Equity                                        *                   *                 *
Short-Term Bond                                             *                   *                 *
Intermediate Government Income                              *                   *                 *
High Quality Bond                                        $2,262             $2,011               $543
Tax-Exempt Bond                                             *                   *                 *


----------
*    Prime B Shares were not offered during the period.
**   The Pan Asia Fund was not in operation during the period.
(1) For the period from September 22, 2000 (commencement of operations of Prime B Shares) through October 31, 2000.

     During the fiscal years ended October 31, 2001, 2000 and 1999 Prime B Shares of the Funds paid the following shareholder servicing fees under the Prime B Shares Plan:


                                                              FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                                       2001                2000               1999
----                                                       ----                ----               ----
Asset Allocation                                         $1,149              $1,357             $2,263
Equity Income                                               *                    *               *
Growth and Income                                        $  304              $  319             $  412
Strategic Equity                                            *                    *               *
Equity Value                                                *                    *               *
Equity Growth                                            $  930              $  999             $  806
International Equity                                     $  907              $1,278             $1,640
Pan Asia(1)                                              $    0              $    1              **
Small Cap Value                                          $  497              $  438             $1,046
Small Company Equity                                        *                    *               *
Short-Term Bond                                             *                    *               *
Intermediate Government Income                              *                    *               *
High Quality Bond                                        $  750              $  669             $1,629
Tax-Exempt Bond                                             *                    *               *


----------
*    Prime B Shares were not offered during the period.
**   The Pan Asia Fund was not in operation during the period.
(1) For the period from September 22, 2000 (commencement of operations of Prime B Shares) through October 31, 2000.

All amounts paid under the Prime B Shares Plan were paid to broker-dealers.

BOTH DISTRIBUTION PLANS

     Payments for distribution expenses under the Prime A Shares Plan and Prime B Shares Plan (the "12b-1 Plans") are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plans provide that it may not be amended to increase materially the costs which Prime A Shares or Prime B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plans or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

     Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Funds and holders of the Prime A Shares and Prime B Shares. The

12b-1 Plans are subject to annual reapproval by a majority of the 12b-1 Trustees and are terminable at any time with respect to any Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Prime A Shares and Prime B Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plans with a broker-dealer is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Prime B Shares of such Fund (or, if applicable, Prime A Shares of the Pan Asia Fund) by PFPC Distributors or by the broker-dealer. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plans are in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

                                   DISTRIBUTOR

     PFPC Distributors serves as Galaxy's distributor. PFPC Distributors is a registered broker/dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

     Unless otherwise terminated, the Distribution Agreement between Galaxy and PFPC Distributors remains in effect until January 1, 2003, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

     PFPC Distributors is entitled to the payment of a front-end sales charge on the sale of Prime A Shares of the Funds as described in the Prospectuses and this Statement of Additional Information. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") served as Galaxy's distributor and was entitled to the payment of the front-end sales charge on Prime A Shares of the Funds. Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as Galaxy's distributor and was entitled to the payment of front-end sales charges on the sale of Prime A Shares of the Funds. During the fiscal years ended October 31, 2001, 2000 and 1999, PFPC Distributors, PDI and/or FD Distributors received front-end sales charges in connection with sales of Prime A Shares as follows:

                                                              FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                                       2001               2000               1999
----                                                       ----               ----               ----
Asset Allocation                                           $  0             $1,756               $438
Equity Income                                               *                  *                   *
Growth and Income                                          $463             $    0               $264
Strategic Equity                                            *                  *                   *
Equity Value                                                *                  *                   *
Equity Growth                                              $ 0              $  985               $184
International Equity                                       $ 0              $  138               $  0
Pan Asia                                                   $ 0              $    0(1)             **
Small Cap Value                                            $526             $  138               $357
Small Company Equity                                        *                  *                   *
Short-Term Bond                                             *                  *                   *
Intermediate Government Income                              *                  *                   *
High Quality Bond                                          $  0             $1,190               $ 63
Tax-Exempt Bond                                             *                  *                   *


----------
*    Prime A Shares were not offered during the period.
**   The Pan Asia Fund was not in operation during the period.
(1) For the period from September 22, 2000 (commencement of operations of Prime A Shares) through October 31, 2000.

PFPC Distributors, PDI and FD Distributors retained none of the amounts shown in the above table.

     PFPC Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Prime B Shares of the Fund as described in the Prospectuses and this Statement of Additional Information.

     Prior to December 1, 1999, FD Distributors was entitled to payment of such contingent deferred sales charges. During the fiscal years ended October 31, 2001, 2000 and 1999, PFPC Distributors, PDI and/or FD Distributors received contingent deferred sales charges in connection with Prime B Share redemptions as follows:


                                                              FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                                       2001               2000               1999
----                                                       ----               ----               ----
Asset Allocation                                         $  573             $1,398               $754
Equity Income                                               *                  *                   *
Growth and Income                                        $   80             $  280               $137
Strategic Equity                                            *                  *                   *
Equity Value                                                *                  *                   *
Equity Growth                                            $  140             $4,834               $268
International Equity                                     $   84             $3,176               $537
Pan Asia(1)                                              $    0             $  100(1)              *
Small Cap Value                                          $2,131             $1,018               $349
Small Company Equity                                        *                  *                   *
Short-Term Bond                                             *                  *                   *
Intermediate Government Income                              *                  *                   *
High Quality Bond                                        $3,448             $  366               $543
Tax-Exempt Bond                                             *                  *                   *


----------
*    Prime B Shares were not offered during the period.
(1) For the period from September 22, 2000 (commencement of operations of Prime B Shares) through October 31, 2000.

PFPC Distributors, FD Distributors and PDI retained none of the amounts shown in the above table.

     The following table shows all sales charges, commissions and other compensation received by PFPC Distributors directly or indirectly from the Funds with respect to their Prime A Shares and Prime B Shares during the fiscal year ended October 31, 2001:


                                  NET                                            BROKERAGE
                             UNDERWRITING            COMPENSATION ON          COMMISSIONS IN
                             DISCOUNTS AND            REDEMPTION AND            CONNECTION                  OTHER
FUND*                        COMMISSIONS(1)           REPURCHASE(2)        WITH FUND TRANSACTIONS      COMPENSATION(3)
-----                        --------------           -------------        ----------------------      ---------------
Asset Allocation                $  573                   $  573                     $ 0                    $5,459

Growth and Income               $  543                   $   80                     $ 0                    $1,744

Equity Growth                   $  140                   $  140                     $ 0                    $5,791

International Equity            $   84                   $   84                     $ 0                    $4,190

Pan Asia                        $    0                   $    0                     $ 0                    $   21

Small Cap Value                 $2,657                   $2,131                     $ 0                    $2,686

High Quality Bond               $3,448                   $3,448                     $ 0                    $3,212


----------
* Prime A Shares and Prime B Shares of the Equity Income, Strategic Equity, Equity Value, Small Company Equity, Short-Term Bond, Intermediate Government Income and Tax-Exempt Bond Funds were not offered during the period.
(1) Represents amounts received from front-end sales charges on Prime A Shares and commissions received in connection with sales of Prime B Shares.
(2) Represents amounts received from contingent deferred sales charges on Prime B Shares Plan. The basis on which such sales charges are paid is described in the Prospectus relating to Prime B Shares. All such amounts were paid to affiliates of Fleet.
(3) Represents payments made under the Prime A Shares Plan and Prime B Shares Plan during the fiscal year ended October 31, 2001 (see "Distribution Plans" above).

                                    AUDITORS


     Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02116, currently serve as auditors for Galaxy. The financial highlights for the respective Funds included in the Prospectuses and the information for the Funds contained in the Annual Report for the fiscal years ended on or before October 31, 1998 were audited by Galaxy's former auditors.


                                     COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, Secretary of Galaxy, is a partner), One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy and will pass upon certain legal matters on its behalf.

                                 CODES OF ETHICS

     Galaxy, Fleet, Oechsle and UOBGC have adopted Codes of Ethics pursuant to Rule17j-1 under the 1940 Act that permit investment personnel subject to the particular Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The Codes of Ethics are on public file, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

                        PERFORMANCE AND YIELD INFORMATION

     Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

     The Funds' 30-day (or one month) standard yields are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

               YIELD = 2[(a-b)/cd+1)(6) - 1]

Where:    a =  dividends and interest earned by a Fund during the period;

          b =  expenses accrued for the period (net of reimbursements);

          c = average daily number of shares outstanding during the period entitled to receive dividends; and

          d =  maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     Based on the foregoing calculations, the standardized yield for Prime A Shares and Prime B Shares of the Funds for the 30-day period ended October 31, 2001 were as set forth below.


FUND                                    PRIME A       PRIME B
====                                    =======       =======
Asset Allocation                           **            **
Equity Income                               *             *
Growth and Income                          **            **
Strategic  Equity                           *             *
Equity Value                                *             *
Equity Growth                              **            **
International Equity                       **            **
Pan Asia                                   **            **
Small Cap Value                            **            **
Small Company Equity                        *             *
Short-Term Bond                             *             *
Intermediate Government Income              *             *
High Quality Bond                        4.07%         3.54%
Tax-Exempt Bond                             *             *

----------
* Prime A Shares and Prime B Shares were not offered during the period. ** DOES NOT ADVERTISE STANDARDIZED YIELD.

     The "tax-equivalent" yield of the Tax-Exempt Bond Fund is computed by (a) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from federal income tax. The Tax-Exempt Bond Fund did not offer Prime A Shares and Prime B Shares during the 30-day period ended October 31, 2001.

     Each Fund that advertises its "average annual total return (before taxes)" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                              T = [(ERV/P) - 1](1/n)

Where:          T  =   average annual total return;

              ERV  =   ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                P  =   hypothetical initial payment of $1,000; and

                n  =   period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. Aggregate total returns do not reflect the effect of taxes paid by shareholders on Fund distributions or redemption of Fund shares. The formula for calculating aggregate total return is as follows:

     Aggregate Total Return = [(ERV/P) - l]

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' average annual total return (before taxes) and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with purchases of Prime A Shares or redemptions of Prime B Shares, as the case may be.

     The aggregate total returns for Prime A Shares and Prime B Shares of the Funds from the date of each Fund's initial public offering to October 31, 2001 are set forth below:


FUND**                                   PRIME A             PRIME B
======                                   =======             =======
Asset Allocation                          -3.03%              -2.27%
Equity Income                               *                   *
Growth and Income                          0.35%               1.28%
Strategic  Equity                           *                   *
Equity Value                                *                   *
Equity Growth                             -0.97%               0.42%
International Equity                     -19.42%             -18.37%
Pan Asia                                 -36.90%             -37.22%
Small Cap Value                           37.98%              39.66%
Small Company Equity                        *                   *
Short-Term Bond                             *                   *
Intermediate Government Income              *                   *
High Quality Bond                         13.54%              13.75%
Tax-Exempt Bond                             *                   *


----------
*  Prime A Shares and Prime B Shares were not offered during the period.
** Other than the Pan Asia Fund, each Fund's date of initial public offering of Prime A Shares and Prime B Shares was November 1, 1998. The Pan Asia Fund's date of initial public offering of Prime A Shares and Prime B Shares was September 22, 2000.

     The average annual total returns (before taxes) for Prime A Shares and Prime B Shares for the one-year period ended October 31, 2001 are as set forth below:


                                          PRIME A            PRIME B
FUND                                     ONE YEAR           ONE-YEAR
====                                     ========           ========
Asset Allocation                          -19.73%            -19.66%
Equity Income                                *                  *
Growth and Income                         -20.01%            -19.81%
Strategy Equity                              *                  *
Equity Value                                 *                  *
Equity Growth                             -34.26%            -34.03%
International Equity                      -37.06%            -36.59%
Pan Asia                                  -35.83%            -36.09%
Small Cap Value                             6.69%              7.04%
Small Company Equity                         *                  *
Short-Term Bond                              *                  *
Intermediate Government Income               *                  *
High Quality Bond                           9.00%              8.65%
Tax-Exempt Bond                              *                  *


----------
* Prime A Shares and Prime B Shares were not offered during this period.

     As stated in the Prospectuses, the Funds may also calculate total return quotations without deducting the maximum sales charge imposed on purchases of Prime A Shares or redemptions of Prime B Shares. The effect of not deducting the sales charge will be to increase the total return reflected.

     The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are included in the Prospectuses.

     "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

     "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

PERFORMANCE REPORTING

     From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Equity Funds may also be compared to data prepared by the S&P 500 Index, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International Index or the FT World Actuaries Index and the performance of the Small Company Equity Fund and Small Cap Value Fund may be compared to the NASDAQ Composite Index, an unmanaged index of over-the-counter stock prices.

     Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares of the Funds.

     The standard yield is computed as described above. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The Tax-Exempt Bond Fund may also quote its "tax equivalent yield" which demonstrates the level of taxable yield necessary to produce an after-tax equivalent yield to the Fund's tax-free yield. It is calculated as described above. The Fund's tax-equivalent yield will always be higher than its yield.

     The Funds may also advertise their performance using "average annual total return (before taxes)" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period and are calculated as described above. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load for Prime A Shares of the Funds and the applicable contingent deferred sales charge for Prime B Shares of the Funds and assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

     The Funds may also advertise total return data without reflecting the sales charges imposed on the purchase of Prime A Shares or the redemption of Prime B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

     The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

     As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

     A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

     As of February 5, 2002, the name, address and percentage ownership of the entities or persons that held of record or beneficially 5% or more of the outstanding shares of each class of Galaxy's investment portfolios were as follows:



                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
MONEY MARKET FUND
   TRUST SHARES
   Fleet National Bank                                        97.94%
   P.O. Box 92800
   Rochester, NY  14692-8900

TAX-EXEMPT MONEY MARKET FUND
   TRUST SHARES
   Fleet National Bank                                        94.09%
   P.O. Box 92800
   Rochester, NY  14692-8900

GOVERNMENT MONEY MARKET FUND
   TRUST SHARES
   Fleet National Bank                                        96.42%
   P.O. Box 92800
   Rochester, NY  14692-8900

U.S. TREASURY MONEY MARKET FUND
   TRUST SHARES
   Fleet National Bank                                        94.49%
   P.O. Box 92800
   Rochester, NY  14692-8900

INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
   TRUST SHARES
   Fleet National Bank                                        93.06%
   P.O. Box 92800
   Rochester, NY  14692-8900

MASSACHUSETTS MUNICIPAL MONEY MARKET
FUND
   RETAIL A SHARES
   Fleet National Bank                                        35.92%
   P.O. Box 92800
   Rochester, NY  14692-8900

   U.S. Clearing A Division of Fleet
   Securities Inc.                                            26.40%
   26 Broadway
   New York, NY  10004-1703

CONNECTICUT MUNICIPAL MONEY MARKET
FUND
   RETAIL A SHARES
   Fleet National Bank                                        49.46%
   P.O. Box 92800
   Rochester, NY  14692-8900

INSTITUTIONAL TREASURY MONEY MARKET
FUND
   CLASS I SHARES
   Fleet National Bank                                        16.57%
   P.O. Box 92800
   Rochester, NY  14692-8900

   Bob & Co.                                                  12.99%
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE10013E
   Boston, MA  02110-1802

   Fleet Bank Omnibus                                         67.09%
   20 Church Street, 8th Floor
   Mailstop CT/EH/40608F
   CAS Operations
   Hartford, CT  06103

                                       98

                                                             PERCENT
REGISTRATION NAME                                            OWNERSHIP
----------------------------------------------------------------------
   CLASS II SHARES
   FIM Funding, Inc.                                         100.00%
   Attn: Glen Martin
   150 Federal Street, 4th Floor
   Boston, MA  02110

   CLASS III SHARES
   Bob & Co.                                                  97.33%
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE10013E
   Boston, MA  02110-1802

INSTITUTIONAL PRIME MONEY MARKET FUND
   CLASS I SHARES
   Fleet National Bank                                        62.64%
   P.O. Box 92800
   Rochester, NY 14692-8900

   U.S. Clearing Corp.                                         8.53%
   26 Broadway
   New York, NY  10004-1703

   Bob & Co.                                                  21.30%
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE10013E
   Boston, MA  02110-1802

   PFPC Inc.                                                   5.64%
   As Agent for the Benefit of TA Clients
   Kim Croston Auth. Officer
   4400 Computer Drive
   Westboro, MA  01581

   CLASS II SHARES
   FIM Funding, Inc.                                         100.00%
   Attn: Glen Martin
   150 Federal Street
   4th Floor
   Boston, MA  02110

   CLASS III SHARES
   FIM Funding, Inc.                                          10.69%
   Attn: Glen Martin
   150 Federal Street
   4th Floor
   Boston, MA  02110

   Bob & Co.                                                  89.31%
   Treasury Attn: A.J. Ferullo
   100 Federal Street
   Mailstop MADE10013E
   Boston, MA  02110-1802

EQUITY VALUE FUND
   TRUST SHARES
   Gales & Co.                                                28.79%
   Fleet Investment Services
   Mutual Funds Unit- NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                21.39%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                24.17%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Amvescap National Trust
   Company                                                     5.44%
   Agent for Fleet National Bank FBO
   Leviton Manufacturing Savings Plan
   P.O. Box 4054
   Concord, CA  94524
                                       99

                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
EQUITY GROWTH FUND
   TRUST SHARES
   Gales & Co.                                                52.09%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                18.81%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                17.41%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   PRIME A SHARES
   U.S. Clearing Corp.                                         6.83%
   FBO 104-32732-16
   Hilda Brandt
   Roland Park Place
   830 W. 40th Street Apt. 359
   Baltimore, MD  21211-2176

   NH Bragg & Sons                                            89.34%
   401(K) Profit Sharing Plan
   Lawrence S. Cronkite & John Bragg
   TTEES
   92 Perry Road
   P.O. Box 927
   Bangor, ME  04402-0927

   PRIME B SHARES
   U.S. Clearing Corp.                                        19.54%
   FBO 111-98315-17
   Thomas J. Bernfeld
   185 West End Avenue, Apt. 21D
   New York, NY  10023-5548

   U.S. Clearing Corp.                                        12.26%
   FBO 150-90636-14
   Lynn C. Sherrie
   245 Lake Street
   Wilson, NY  14172-9659

   U.S. Clearing Corp.                                        10.58%
   FBO 221-00085-18
   Walter M. Swiecicki & Cathleen
   Swiecicki
   JT WROS
   119 Old Beekman Road
   Monmouth Junction,  NJ 08852-3114

   U.S. Clearing Corp.                                         5.81%
   FBO 195-90734-10
   W.P. Fleming
   66500 E. 253 Road
   Grove, OK  74344-6163

   U.S. Clearing Corp.                                         5.71%
   FBO 131-98122-18
   Elaine B. Odessa
   9 Newman Road
   Pawtucket, RI  02860-6183

   U.S. Clearing Corp.                                        12.63%
   FBO 166-31108-21
   Frank Catanho, Trustee of the Frank
   Catanho
   1996 Trust - Dated 10/22/96
   22315 Main Street
   Hayward, NY  94541-4006

GROWTH FUND II
   TRUST SHARES
   Gales & Co.                                                18.32%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

                                       100

                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
   Gales & Co.                                                13.31%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                58.71%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

EQUITY INCOME FUND
   TRUST SHARES
   Gales & Co.                                                58.08%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                22.51%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                14.86%
   Fleet Investment Services
   Mutual Funds Unit- NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

INTERNATIONAL EQUITY FUND
   TRUST SHARES
   Gales & Co.                                                23.92%
   Fleet Investment Services
   Mutual Funds Unit- NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                31.38%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                35.53%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   PRIME A SHARES
   U.S. Clearing Corp.                                        76.73%
   FBO 125-98055-11
   Albert F. Twanmo
   6508 81st Street
   Cabin John, MD  20818-1203

   U.S. Clearing Corp.                                        14.11%
   FBO 136-99157-13
   Jon-Paul Dadaian
   178 Clarken Drive
   West Orange, NJ  07052-3441

   U.S. Clearing Corp.                                         8.76%
   FBO 200-80589-15
   Mark A Rydell
   Quick & Reilly 401k Plan
   40 Bethesda Park Circle
   Boynton Beach, FL  33435-6613

   PRIME B SHARES
   U.S. Clearing Corp.                                        72.44%
   FBO 102-59241-17
   Church & Friary of St. Francis of Assisi
   c/o Fr. Peter Brophy, OFM
   135 West 31st Street
   New York, NY  10001-3405

                                       101

                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
   U.S. Clearing Corp.                                         5.35%
   FBO 195-90025-13
   Guido Guinasso
   418 College Avenue
   San Francisco, CA  94112-1114

GROWTH & INCOME FUND
   TRUST SHARES
   Gales & Co.                                                56.96%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                32.78%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   PRIME A SHARES
   U.S. Clearing Corp.                                        59.43%
   FBO 113-27816-16
   Pamela M. Fein
   68 Oak Ridge Drive
   Bethany, CT  06524-3118

   U.S. Clearing Corp.                                        17.98%
   FBO 175-97327-10
   Margaret Ann Gillenwater
   2525 E. Prince Road #23
   Tucson, AZ  85716-1146

   U.S. Clearing Corp.                                         6.14%
   FBO 114-97798-19
   Dona Schneid
   7909 Venture Center Way #9104
   Boynton Beach, FL  33437-7412

   U.S. Clearing Corp.                                         8.83%
   FBO 134-93669-12
   Krzysztof Mizura
   26 Perron Road
   Plainville, CT  06062-1100

   PRIME B SHARES
   U.S. Clearing Corp.                                        29.63%
   FBO 147-97497-13
   Martin Allen Sante
   8858 Moanalua Way
   Diamondhead, MS  39525-3760

   U.S. Clearing Corp.                                        17.37%
   FBO 103-31744-16
   Irwin Luftig & Elaine Luftig
   6119 Bear Creek Ct.
   Lake Worth, FL  33467-6812

   U.S. Clearing Corp.                                        16.62%
   FBO 148-28677-18
   Linda M Berke &
   Michael E. Berke JT TEN
   30941 Westwood Road
   Farmington Hills, MI  48331-1466

   U.S. Clearing Corp.                                        16.21%
   FBO 147-29019-15
   Walter W. Quan
   2617 Skyline Drive
   Lorain, OH  44053-2243

   U.S. Clearing Corp.                                         6.21%
   FBO 013-90166-12
   Florence G. St. Onge
   34 Cedar Lane
   Warren, RI  02885-2236

                                       102

                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
ASSET ALLOCATION FUND
   TRUST SHARES
   Gales & Co.                                                48.98%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                 6.80%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   PRIME A SHARES
   U.S. Clearing Corp.                                        10.96%
   FBO 155-98529-16
   Frederick B. Galt
   616 Vanderlyn Lane
   Slingerlands, NY  12159-9543

   U.S. Clearing Corp.                                        20.40%
   FBO 175-97327-10
   Margaret Ann Gillenwater
   2525 E. Prince Road #23
   Tucson, AZ  85716-1146

   U.S. Clearing Corp.                                        31.50%
   FBO 194-97099-17
   James K. Winter
   2523 Greenridge Drive
   Belden, MS  38826-9530

   U.S. Clearing Corp.                                         7.88%
   FBO 108-98907-17
   Linda Lecessi-Karp
   141 Norwood Avenue
   Malverne, NY  11565-1422

   U.S. Clearing Corp.                                         6.29%
   FBO 170-02634-19
   Albert Roselli &
   Arlene Roselli JT TEN
   57 Deerpath Lane
   Westfield, MA  01085-1133

   U.S. Clearing Corp.                                        11.79%
   FBO 170-02647-14
   Frederick J. Roselli &
   Carol A. Roselli JT TEN
   585 North Westfield Street
   Feeding Hills, MA  01030-1217

   U.S. Clearing Corp.                                         6.95%
   FBO 145-90771-19
   IRA Rollover
   Nicole A. Zielske
   1914 Grayson Ridge Ct.
   Chesterfield, MO  63017-8740

   PRIME B SHARES
   U.S. Clearing Corp.                                        12.16%
   FBO 138-97818-14
   Carol Y. Foster
   20270 NE Marie Avenue
   Blountstown, FL  32424-1273

   U.S. Clearing Corp.                                        11.87%
   FBO 102-92974-11
   Ann E. Csernica
   8 Hunter Court
   Egg Harbor Twp., NJ  08234-7390

   U.S. Clearing Corp.                                         7.91%
   FBO 166-98559-16
   Ann P. Sargent
   422 Los Encinos Avenue
   San Jose, CA  95134-1336

                                       103

                                                             PERCENT
REGISTRATION NAME                                            OWNERSHIP
----------------------------------------------------------------------
   U.S. Clearing Corp.                                         7.68%
   FBO 166-97970-19
   Alicia E. Schober
   10139 Ridgeway Drive
   Cupertino, CA  95014-2658

   U.S. Clearing Corp.                                         7.05%
   FBO 181-01324-13
   Paul R. Thornton & Karin
   Z. Thornton JT TEN
   1207 Oak Glen Lane
   Sugar Land, TX  77479-6175

   U.S. Clearing Corp.                                         5.85%
   FBO 013-00189-14
   David Paquin &
   Susan Paquin JT TEN
   Attn: Paul D. Nunes VP
   110 Westminister St. RI/MO/F02G
   Providence, RI  02903-2318

   SMALL COMPANY EQUITY FUND
   TRUST SHARES
   Gales & Co.                                                50.00%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638

   Gales & Co.                                                27.05%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638

   Gales & Co.                                                11.02%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638

   SMALL CAP VALUE FUND
   TRUST SHARES
   Gales & Co.                                                36.42%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                33.50%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                21.22%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   PRIME A SHARES
   U.S. Clearing Corp.                                        49.11%
   FBO 104-32732-16
   Hilda Brandt
   Roland Park Place
   830 W. 40th Street, Apt. 359
   Baltimore, MD  21211-2176

   U.S. Clearing Corp.                                        16.39%
   FBO 103-97564-14
   IRA Rollover Account
   Thomas X McKenna
   170 Turtle Creek Drive
   Tequesta, FL 33469-1547

   U.S. Clearing Corp.                                        15.12%
   FBO 103-31296-18
   Edward U. Roddy III
   109 Angler Avenue
   Palm Beach, FL  33480-3101

                                       104

                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
   PRIME B SHARES
   U.S. Clearing Corp.                                        12.99%
   FBO 111-98315-17
   Thomas J. Bernfeld
   185 West End Avenue, Apt. 21D
   New York, NY  10023-5548

   U.S. Clearing Corp.                                         6.85%
   FBO 233-97395-15
   Rufus O. Eddins
   360 Dominion Circle
   Knoxville, TN  37922-2750

   U.S. Clearing Corp.                                         6.01%
   FBO 138-30212-17
   Virginia Godenrath T.O.D.
   Robert Godenrath
   5925 Shore Boulevard South #104
   Gulfport, FL  33707-5904

   U.S. Clearing Corp.                                         5.24%
   FBO 108-98907-17
   Linda Lecessi-Karp
   141 Norwood Avenue
   Malverne, NY  11565-1422

   U.S. Clearing Corp.                                         6.58%
   FBO 221-97250-13
   Michael A. Veschi
   106 Exmoor Court
   Leesburg, VA  20176-2049

   U.S. Clearing Corp.                                         8.80%
   FBO 107-30623-23
   Andrejs Zvejnieks
   2337 Christopher Walk
   Atlanta, GA  30327-1110

   U.S. Clearing Corp.                                         9.63%
   FBO 134-955935-15
   Reenee L. Mayne
   285 Redwood Road
   Manchester, CT  06040-6333

   STRATEGIC EQUITY FUND
   TRUST SHARES
   Gales & Co.                                                30.06%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                52.42%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                16.99%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   FIM Funding, Inc.                                          98.42%
   Attn:  Glen Martin
   150 Federal Street 4th Floor
   Boston, MA  02109

   RETAIL A SHARES
   Fleet Bank, N.A.                                            8.08%
   Cust For The IRA Plan FBO
   Susan A. Bird
   30 Lafayette Avenue
   Somerset, NJ  08873-2556

                                       105

                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
   Striplin Family Trust                                       5.44%
   Dave Striplin & Kristen Striplin JT
   WROS PDAA
   U/T/A DTD 1-22-2001
   1705 Vista Del Monte
   Auburn, CA  95603-6104

   US Clearing Corp.                                           6.27%
   FBO 210-00116-14
   Anthony P. Verrico & Antonia Verrico
   JT/TEN
   32 Susan Drive
   Saugus, MA  01906-1238

   US Clearing Corp.                                          39.22%
   FBO 230-05564-18
   Adelaide Donohue & Matthew
   Donohue JT/TEN
   42 Oceanview Drive
   Southhampton, NY  11968-4216

   RETAIL B SHARES
   FIM Funding, Inc.                                          11.83%
   Attn: Glen Martin
   150 Federal Street, 4th Floor
   Boston, MA  02109

   US Clearing Corp.                                          12.42%
   FBO 245-01434-13
   Anthony M. Savoy
   103 Oak Street
   Indian Orchard, MA  01151-1538

   US Clearing Corp.                                          28.33%
   FBO 245-94856-17
   Daniel Coletti
   465 Lexington Street
   Waltham, MA  02452

   US Clearing Corp.                                          11.83%
   FBO 108-04359-18
   Raheem Horton
   115 W. Fulton Avenue
   Roosevelt, NY  11575-2026

   US Clearing Corp.                                          33.95%
   FBO 134-08957-11
   Sergio M. Sevillano &
   Lourdes Colon JT/TEN
   23 Fairwood Farms Road
   West Hartford, CT  06107-3502

   PRIME A SHARES
   FIM Funding, Inc.                                          99.61%
   Attn: Glen Martin
   150 Federal Street, 4th Floor
   Boston, MA  02109

   PRIME B SHARES
   FIM Funding, Inc.                                          99.61%
   Attn: Glen Martin
   150 Federal Street, 4th Floor
   Boston, MA  02109

   LARGE CAP VALUE FUND
   TRUST SHARES
   Fleet National Bank                                        21.26%
   Attn: Daniel Berg
   P.O. Box 92800
   Rochester, NY  14692-8900

   Fleet National Bank                                        62.73%
   Attn: Daniel Berg
   P.O. Box 92800
   Rochester, NY  14692-8900

   BISYS BD Services Inc.                                      5.66%
   Fleet Conversion
   P.O. Box 4054
   Concord, CA  94524

                                       106

                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
   LARGE CAP GROWTH FUND
   TRUST SHARES
   Fleet National Bank                                        15.02%
   Attn: Daniel Berg
   P.O. Box 92800
   Rochester, NY  14692-8900

   Fleet National Bank                                        74.90%
   Attn:  Daniel Berg
   P.O. Box 92800
   Rochester, NY  14692-8900

   BISYS BD Services Inc.                                      5.53%
   Fleet Conversion
   P.O. Box 4054
   Concord, CA  94524

   RETAIL A SHARES
   U.S. Clearing Corp.                                         7.59%
   FBO 236-91311-11
   C/F Peter J. Peff IRA
   PMB 413
   1151 Aquidneck Avenue
   Middletown, RI  02842-5255

   INTERMEDIATE GOVERNMENT INCOME
   FUND
   TRUST SHARES
   Gales & Co.                                                55.93%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                26.79%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                13.41%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL B SHARES
   U.S. Clearing Corp.                                         5.03%
   FBO 209-90200-14
   Joel S. Corriveau
   28 Louise Avenue
   Methuen, MA  01844-3537

   HIGH QUALITY BOND FUND
   TRUST SHARES
   Gales & Co.                                                28.05%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                19.60%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                45.19%
   Fleet Investment Services
   Mutual Funds Unit- NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   PRIME A SHARES
   U.S. Clearing Corp.                                        16.45%
   FBO 103-30971-12
   Doris G. Schack
   FBO- Doris G. Schack Living Trust
   9161 East Evans
   Scottsdale, AZ  85260-7575

                                       107

                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
   U.S. Clearing Corp.                                        43.83%
   FBO 132-90090-11
   IRA Rollover
   Virginia Holmes
   207 Adams Street
   Ithaca, NY  14850-3514

   U.S. Clearing Corp.                                         8.01%
   FBO 013-02964-11
   Jane L. Grayhurst
   770 Boylston St., Apt. 10G
   Boston, MA  02199-7709

   US Clearing Corp.                                          31.59%
   FBO 246-90802-18
   Ratimir Pavesic
   65 East India Row Apt. 26G
   Boston, MA  02110-3388

   PRIME B SHARES
   U.S. Clearing Corp.                                        12.30%
   FBO 119-97697-10
   Ira Zornberg
   4219 Nautilus Avenue
   Brooklyn, NY  11224-1019

   U.S. Clearing Corp.                                        11.15%
   FBO 147-24459-13
   Jay Robert Klein
   26800 Amhearst Circle #209
   Cleveland, OH  44122-7572

   U.S. Clearing Corp.                                        14.41%
   FBO 230-02116-18
   Marjorie Dion
   301 Raimond Street
   Yaphank, NY  11980-9725

   U.S. Clearing Corp.                                         7.85%
   FBO 157-98031-13
   Patricia Fusco
   112 E. Chapel Avenue
   Cherry Hill, NJ  08034-1204

   U.S. Clearing Corp.                                         6.51%
   FBO 119-11589-12
   Hilja Schein
   264 East 211 Street, Apt. 2D
   Bronx, NY  10467-1528

   U.S. Clearing Corp.                                        10.72%
   FBO 131-07457-14
   U/A/D 1/29/99
   Petrella Fam Rev Trust #3
   John Petrella Trustee
   39 Cydot Drive
   North Kingstown, RI 02852-5611

   U.S. Clearing Corp.                                        10.72%
   FBO 131-07459-12
   U/A/D 1/29/99
   Petrella Fam Rev Trust #2
   John Petrella Trustee
   39 Cydot Drive
   North Kingstown, RI 02852-5611

   U.S. Clearing Corp.                                         5.81%
   FBO 238-97175-19
   Marie Goftfried
   Rollover IRA Account
   6411 Grand Cypress Circle
   Lake North, FL  33463-7363

SHORT-TERM BOND FUND
   Gales & Co.                                                22.83%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

                                       108

                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
   Gales & Co.                                                38.30%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                32.51%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL B SHARES
   Chelsea Police Relief Assoc.                                9.01%
   John R. Phillips Treas. &
   Michael McCona Clerk
   180 Crescent Avenue
   Chelsea, MA  02150-3017

   US Clearing Corp.                                           5.90%
   FBO 236-92074-16
   Willie M. Moye Sr.
   268 Mount Prospect Avenue
   Newark, NJ  07104-2008

TAX-EXEMPT BOND FUND
   TRUST SHARES
   Gales & Co.                                                32.36%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                26.76%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                39.05%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL B SHARES
   Sylvia Fendler                                             13.36%
   72 Brinkerhoff Avenue
   Stamford, CT  06905

   U.S. Clearing Corp.                                         5.95%
   FBO 978-02869-11
   Carol Guy
   Ali E. Guy
   14 Thomas Street
   Scarsdale, NY  10583-1031

   U.S. Clearing Corp.                                         5.28%
   FBO 245-07280-15
   Alan Landman
   Box 2339
   Providence, RI  02906-0339

   FISERV Securities Inc.                                      5.01%
   FAO 13875955
   Attn: Mutual Funds
   One Commerce Square
   2005 Market Street, Suite 1200
   Philadelphia, PA  19103

   FISERV Securities Inc.                                      6.55%
   FAO 13878082
   Attn: Mutual Funds
   One Commerce Square
   2005 Market Street, Suite 1200
   Philadelphia, PA  19103

                                       109

                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
   TRUST SHARES
   Gales & Co.                                                10.91%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                85.01%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL A SHARES
   Richard F. Messing                                          7.12%
   3310 South Ocean Boulevard
   Apt. 532
   Highland Beach, FL  33487

   Charles Schwab & Co. Inc.                                  31.61%
   Attn: Mutual Funds
   101 Montgomery Street
   San Francisco, CA  94094-4122

   RETAIL B SHARES
   FIM Funding, Inc.                                          36.53%
   Attn: Glen Martin
   150 Federal Street, 4th Floor
   Boston, MA  02109

   Fleet Bank NA                                              32.94%
   Cust of the IRA
   FBO Michael R. Gaulin
   78 St. Joseph St. Unit 7
   Woonsocket, RI  02895

   U.S. Clearing Corp.                                        30.53%
   FBO 597-06940-13
   Cenelia Perez
   201 Central Avenue
   Englewood, NJ  07631-2214

CONNECTICUT MUNICIPAL BOND FUND
   TRUST SHARES
   Gales & Co.
   Fleet Investment Services                                  75.95%
   Mutual Funds Unit -
   NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                23.90%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL A SHARES
   U.S. Clearing Corp.                                         7.33%
   FBO 134-08973-29
   Marquis Restitution Fund
   Charles D. Gersten Trustee
   216 Main Street
   Hartford, NY  06106-1817

   RETAIL B SHARES
   U.S. Clearing Corp.                                         6.36%
   FBO 245-06995-13
   Hans Hoffmann & Janice Hoffman
   36 Leeway
   Madison, CT  06443-2823

   U.S. Clearing Corp.                                         6.18%
   FBO 113-05954-14
   Darlene Kirychuk-Francis
   425 North Main Street
   Wallingford, CT  06492-3210

   U.S. Clearing Corp.                                        12.35%
   FBO 142-04560-12
   Zivko Blude
   60 Colonial Drive
   Stratford, CT  06614-2226

                                       110

                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
   U.S. Clearing Corp.                                        14.35%
   FBO 142-04599-17
   Anthony Fiorello II & L. Ruth Fiorello
   20 Red Fox Road
   Stratford, CT  06614-2239

   U.S. Clearing Corp.                                        40.16%
   FBO 142-04600-14
   Richard L. Massey
   261 Pomperaug Woods
   Southbury, CT  06483-3501

CONNECTICUT INTERMEDIATE MUNICIPAL
BOND FUND
   TRUST SHARES
   Gales & Co.                                                 5.62%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638

   Gales & Co.                                                20.60%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638

   SEI Trust Company                                           5.62%
   c/o Webster TR CO
   Attn:  Mutual Fund Administrator
   One Freedom Valley Dr.
   Oaks, PA  19456

   RETAIL A SHARES
   Charles Schwab & Co.                                       22.96%
   Attn: Mutual Funds
   101 Montgomery Street
   San Francisco, CA  94104-4122

   Kelly F. Shackelford                                        5.96%
   P.O. Box 672
   New Canaan, CT  06840-0672

   RETAIL B SHARES
   U.S. Clearing Corp.                                        95.45%
   FBO 221-08330-14
   Cara Pressman
   59 Tilia Court
   Hamilton, NJ  08690-3344

FLORIDA MUNICIPAL BOND FUND
   TRUST SHARES
   Gales & Co.                                                74.00%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                25.10%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

MASSACHUSETTS MUNICIPAL BOND FUND
   TRUST SHARES
   Gales & Co.                                                55.85%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                42.44%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL B SHARES
   U.S. Clearing Corp.                                        73.31%
   FBO 245-09436-14
   Thomas M. Apone
   64 Jacqueline Road #4
   Waltham, MA  02452-4973

                                       111

                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
   U.S. Clearing Corp.                                         7.38%
   FBO 222-00942-19
   Gary P. McGrath & Amy J. McGrath
   JT/TEN
   9 Baldwin Road
   Westford, MA  01886-2063

   U.S. Clearing Corp.                                        11.81%
   FBO 222-00960-16
   John W. Carroll & Carole A. Carroll
   JT/TEN
   14 Ames Street
   Pepperell, MA  01463

MASSACHUSETTS INTERMEDIATE MUNICIPAL
BOND FUND
   TRUST SHARES
   Gales & Co.                                                76.78%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                22.84%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL B SHARES
   U.S. Clearing Corp.                                         9.82%
   FBO 210-00232-013
   Kathleen McLaughlin
   370 Charles River Road
   Watertown, MA  02472-2738

   U.S. Clearing Corp.                                        21.37%
   FBO 136-35267-14
   Margaret A. Geraghty
   253 Needham Street
   Dedham, MA  02026-7018

   U.S. Clearing Corp.                                         7.12%
   FBO 222-00665-14
   Michael Ashmore & Ann M. EvansAshmore
   JT/TEN
   345 Sargent Road
   Boxborough, MA  01719-1203

   US Clearing Corp.                                          19.05%
   FBO 222-00850-19
   Edwin M. Leung & Daphne Y. Chu
   JT/TEN
   15 Canterbury Lane
   Groton, MA  01450-4242

CORPORATE BOND FUND
   TRUST SHARES
   Gales & Co.                                                24.13%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                42.54%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                25.25%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

RHODE ISLAND MUNICIPAL BOND FUND
   TRUST SHARES
   Gales & Co.                                                78.29%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

                                       112

                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
   Gales & Co.                                                21.06%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL A SHARES
   Gales & Co.                                                33.74%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                16.61%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   James R. McCulloch                                          5.96%
   c/o Microfibre
   P.O. Box 1208
   Pawtucket, RI  02862-1208

   RETAIL B SHARES
   U.S. Clearing Corp.                                        35.82%
   FBO 247-00404-17
   Phyllis J. Silverstein
   28 Kennedy Blvd.
   Lincoln, RI  02865-3602

   U.S. Clearing Corp.                                        10.14%
   FBO 247-00732-10
   Jose A Severino
   22 Set-N-Sun Drive
   Hope, RI  02831-1830

   U.S. Clearing Corp.                                        10.12%
   FBO 131-08123-16
   Anastasia Tsonos
   12 Nevada Avenue
   Rumford, RI  02916-2407

   U.S. Clearing Corp.                                        25.36%
   FBO 247-00882-18
   Lillian M. Crepeau
   16 Wagon Road
   Cumberland, RI  02864

   U.S. Clearing Corp.                                        14.95%
   FBO 131-07752-16
   Dina N. Cote
   20 Taber Avenue
   Providence, RI  02906-4111

NEW YORK MUNICIPAL BOND FUND
   TRUST SHARES
   Gales & Co.                                                63.23%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                31.23%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL B SHARES
   U.S. Clearing Corp.                                        31.43%
   FBO 978-00592-19
   Michelina Pezzulo
   Joseph Pezzulo
   249 Crescent Place
   Yonkers,  NY 10704-1628

   U.S. Clearing Corp.                                        41.68%
   FBO 245-01932-10
   Robert A. Miller
   130 Greenwood Street
   Canisteo, NY  14823-1234

                                       113

                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
   U.S. Clearing Corp.                                         8.26%
   FBO 116-02797-15
   Michael F. Mucia
   222 Manitan Road
   Cayuga, NY  13034-4117

NEW JERSEY MUNICIPAL BOND FUND
   TRUST SHARES
   Gales & Co.                                                37.08%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                52.19%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   Gales & Co.                                                 8.44%
   Fleet Investment Services
   Mutual Funds Unit - NY/RO/TO4A
   159 East Main Street
   Rochester, NY  14638-0001

   RETAIL A SHARES
   U.S. Clearing Corp.                                        15.13%
   FBO 979-10688-11
   John J. Delucca
   314 Ardmore Road
   Ho Ho Kus, NJ  07423-1110

   U.S. Clearing Corp.                                         9.45%
   FBO 979-14430-14
   John R. Wright & Maria N. Wright
   JTTEN
   706 Princeton Kingston Road
   Princeton, NJ  08540-4124

   RETAIL B SHARES
   FIM Funding, Inc.                                          14.57%
   Attn: Glen Martin
   150 Federal Street, 4th Floor
   Boston, MA  02110

   U.S. Clearing Corp.                                        36.40%
   FBO 597-09005-19
   Chaia-Lin Sung Lee & Diana S. Lee
   JT/TEN
   P.O. Box 291
   Tenafly, NJ  07670-0291

   U.S. Clearing Corp.                                        49.02%
   FBO 597-09212-18
   Antoun Khouri
   T.O.D. Marie Shaleesh
   358 Mountain Road
   Englewood, NJ  07631-3727

PENNSYLVANIA MUNICIPAL BOND FUND
   TRUST SHARES
   Fleet National Bank                                        45.40%
   Attn: Daniel Berg
   P.O. Box 92800
   Rochester, NY  14692-8900

   Fleet National Bank                                        36.62%
   Attn: Daniel Berg
   P.O. Box 92800
   Rochester, NY  14692-8900

   Northeast Pennsylvania
   Trust Co.                                                   6.55%
   William C. Kringe
   Rhoda Lescowitch & Joanne Yachera
   Auth Officers
   31 W. Broad Street
   Hazelton, PA  18201-6407

                                       114

                                                             PERCENT
REGISTRATION NAME                                            OWNERSHIP
----------------------------------------------------------------------
   SEI Private Trust Co.                                       8.13%
   c/o Philadelphia Trust Co.
   Attn: Mutual Fund Administrator
   1 Freedom Valley Dr.
   Oaks, PA  19456

   PRIME RESERVES
   U.S. Clearing Corp.                                       100.00%
   26 Broadway
   New York, NY  10004-1703

   GOVERNMENT RESERVES
   U.S. Clearing Corp.                                       100.00%
   26 Broadway
   New York, NY  10004-1703

   TAX-EXEMPT RESERVES
   U.S. Clearing Corp.                                       100.00%
   26 Broadway
   New York, NY  10004-1703

     As of February 5, 2002, the name, address and percentage ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Trust Shares (Class I Shares of the Institutional Money Market, Institutional Treasury Money Market and Institutional Government Money Market Funds) of each of Galaxy's investment portfolios were as follows:



                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
MONEY MARKET FUND
   Stable Asset Fund
   c/o Norstar Trust Company
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                         6.37%

GOVERNMENT MONEY MARKET FUND
   AMS Trust Account
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                         6.09%

U.S. TREASURY MONEY MARKET FUND
   Loring Walcott Client Sweep Acct
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                        19.34%

EQUITY GROWTH FUND
   Fleet Savings Plus-Equity Growth
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                        22.45%

   Nusco Retiree Health VEBA Trust
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                         6.97%

INTERNATIONAL EQUITY FUND
   Fleet Savings Plus-Intl Equity
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                        12.03%

STRATEGIC EQUITY FUND
   Perstorp Retirement Trust
   c/o Fleet Financial Group
   159 East Main
   Rochester, NY 14638                                        14.69%

HIGH QUALITY BOND FUND
   Fleet Savings Plus Plan -HQ Bond
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                        13.58%

ASSET ALLOCATION FUND
   Fleet Savings Plus-Asset Allocation
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                        30.67%

SMALL COMPANY EQUITY FUND
   Fleet Savings Plus-Small Company
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                        39.13%

                                       116

                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
TAX-EXEMPT BOND FUND
   Nusco Retiree Health VEBA Trust
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                        32.05%

CONNECTICUT MUNICIPAL BOND FUND
   Doris C. Bullock Trust Cust.
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                         5.38%

MASSACHUSETTS MUNICIPAL BOND FUND
   Jeffrey or Gail Press IMA
   c/o  Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                         6.82%

GROWTH & INCOME FUND
   Fleet Savings Plus-Grth Income
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                        52.09%

SMALL CAP VALUE FUND
   FBF Penison Plan - Misc Assets
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                        13.73%

   CVS Inc. 401(K) P/S SCV
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                        11.50%

   CVS Inc 401(K) P/S Pln Aggressive
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                         5.37%

INSTITUTIONAL GOVERNMENT MONEY MARKET
FUND
   Transwitch Cap Focus Acct
   c/o Norstar
   Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                         8.24%

   Susan Morse-Hilles Trust
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                         7.80%

   Aeroflex Inc. Cap Focus
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                         6.47%

RHODE ISLAND MUNICIPAL BOND FUND
   CP Pritchard TR GST Non-Exempt
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                        12.95%

INSTITUTIONAL MONEY MARKET FUND
   NJ Guarantee
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                         7.28%

                                       117

                                                              PERCENT
REGISTRATION NAME                                             OWNERSHIP
-----------------------------------------------------------------------
   Liposome I/M
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY 14638                                         5.26%

   SSC Investments
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY  14638                                        5.02%

FLORIDA MUNICIPAL BOND FUND
   Michael C Kent Trust Agency
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY  14638                                       11.83%

   C Pritchard TR B SH LP Hess
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY  14638                                        5.75%

   William M. Wood Trust
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY  14638                                        5.49%

PENNSYLVANIA MUNICIPAL BOND FUND
   Morse, William Sr.
   c/o Norstar Trust Co.
   Gales & Co.
   159 East Main
   Rochester, NY  14638                                        5.65%

                              FINANCIAL STATEMENTS

     Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2001 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal years ended October 31, 2001, 2000 and 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The information in the Annual Report for the fiscal years ended on or before October 31, 1998 was audited by Galaxy's former auditors.

                                   APPENDIX A
                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS


     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


     "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


     "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


     "D" - Securities are in actual or imminent payment default.


LONG-TERM CREDIT RATINGS

     The following summarizes the ratings used by Standard & Poor's for long-term issues:


     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

     CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

     RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

        - Positive means that a rating may be raised.
        - Negative means that a rating may be lowered.
        - Stable means that a rating is not likely to change.
        - Developing means a rating may be raised or lowered.
        - N.M. means not meaningful.

MOODY'S

     WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

     WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.


MUNICIPAL NOTE RATINGS


     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:


     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

     As stated above, certain of the Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

     1.   I. INTEREST RATE FUTURES CONTRACTS

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

     2.   II. MUNICIPAL BOND INDEX FUTURES CONTRACTS

     A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading

Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     The Tax-Exempt Bond Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     Closing out a futures contract sale prior to the settlement date may be effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

EXAMPLE OF A MUNICIPAL BOND INDEX FUTURES CONTRACT

     Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.

                                                                  Current Price
                                                                   (points and
                                                   Maturity       thirty-seconds
Issue                  Coupon        Issue Date      Date           of a Point)
-----------------------------------------------    ----------------------------
Ohio HFA               9 3/8          5/05/83      5/1/13          94-2
NYS Power              9 3/4          5/24/83      1/1/17          102-0
San Diego, CA IDR      10             6/07/83      6/1/18          100-14
Muscatine, IA Elec     10 5/8         8/24/83      1/1/08          103-16
Mass Health & Ed       10             9/23/83      7/1/16          100-12

     The current value of the portfolio is $5,003,750.

     To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

     On March 23, the bonds in the portfolio have the following values:

               Ohio HFA                  81-28
               NYS Power                 98-26
               San Diego, CA IDB         98-11
               Muscatine, IA Elec        99-24
               Mass Health & Ed          97-18

     The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

     The following table provides a summary of transactions and the results of the hedge.

                        Cash Market                      Futures Market
                        -----------                      --------------
     February 2         $5,003,750 long posi-            Sell 50 Municipal Bond
                        tion in municipal                futures contracts at
                        bonds                            86-09

     March 23           $4,873,438 long posi-            Buy 50 Municipal Bond
                        tion in municipal                futures contracts at
                        bonds                            83-27
                        ---------------------            ----------------------

                        $130,312 Loss                    $121,875 Gain

     While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

     The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.

     3.   III. MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

     4.   IV. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 2002

GALAXY MONEY MARKET FUND                                RETAIL A SHARES, RETAIL B SHARES AND TRUST
                                                        SHARES

GALAXY GOVERNMENT MONEY MARKET FUND                     RETAIL A SHARES AND TRUST SHARES
GALAXY U.S. TREASURY MONEY MARKET FUND
GALAXY TAX-EXEMPT MONEY MARKET FUND

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND          RETAIL A SHARES AND PRIME SHARES
GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
GALAXY NEW YORK MUNICIPAL MONEY MARKET FUND

     This Statement of Additional Information is not a prospectus. It relates to the prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses, as well as the Funds' Annual Report to Shareholders dated October 31, 2001 (the "Annual Report"), may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-289-4252

CURRENT PROSPECTUSES

- Prospectus for Retail A Shares and Retail B Shares of the Money Market Fund and Retail A Shares of the Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds dated February 28, 2002
- Prospectus for Trust Shares of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds dated February 28, 2002
- Prospectus for Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds dated February 28, 2002
- Prospectus for Retail A Shares of the New York Municipal Money Market Fund dated February 28, 2002.


        The audited financial statements included in the Annual Reports and the related reports of Ernst & Young LLP, The Galaxy Fund's independent auditors, contained in the Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of the Annual Report are incorporated by reference.

                                TABLE OF CONTENTS

                                                                                      PAGE

GENERAL INFORMATION                                                                     1
DESCRIPTION OF GALAXY AND ITS SHARES                                                    1
INVESTMENT STRATEGIES, POLICIES AND RISKS                                               4
     Money Market Fund                                                                  5
     Government Money Market Fund                                                       5
     U.S. Treasury Money Market Fund                                                    5
     Tax-Exempt Money Market Fund                                                       6
     Connecticut Municipal Money Market Fund                                            6
     Massachusetts Municipal Money Market Fund                                          6
     New York Municipal Money Market Fund                                               7
     Other Investment Policies and Risk Considerations                                  7
     Quality Requirements                                                               7
     U.S. Government Obligations                                                        8
     Money Market Instruments                                                           9
     Municipal Securities                                                              10
     Stand-By Commitments                                                              13
     Tender Option Bonds                                                               14
     Variable and Floating Rate Instruments                                            14
     Repurchase and Reverse Repurchase Agreements                                      15
     When-Issued and Delayed Settlement Transactions                                   16
     Securities Lending                                                                16
     Guaranteed Investment Contracts -- Money Market Fund                              17
     Asset-Backed Securities -- Money Market Fund                                      17
     Investment Company Securities -- Tax-Exempt Money Market Funds                    18
     Non-Diversification - Connecticut Municipal Money Market, Massachusetts
     Municipal Money Market and New York Municipal Money Market Funds                  19
     Connecticut Investment Risks                                                      19
     Massachusetts Investment Risks                                                    22
     New York Investment Risks                                                         23
     Portfolio Securities Generally                                                    38
INVESTMENT LIMITATIONS                                                                 38
NET ASSET VALUE                                                                        42
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                         43
     Purchases of Retail Shares and Prime Shares                                       43
     Applicable Sales Charges - Retail B Shares                                        45
     Purchases of Trust Shares - Money Market, Government Money Market, U.S.
     Treasury Money Market and Tax-Exempt Money Market Funds                           46
     Other Purchase Information                                                        47
     Redemptions                                                                       47
INVESTOR PROGRAMS                                                                      48
     Exchange Privilege - Retail Shares                                                48
     Retirement Plans - Retail Shares                                                  49
     Automatic Investment Program and Systematic Withdrawal Plan - Retail Shares       49

                                        i

                                                                                      PAGE

     Payroll Deduction Program - Retail Shares                                         50
     College Investment Program - Retail Shares                                        50
     Checkwriting - Retail Shares                                                      50
     Direct Deposit Program - Retail Shares                                            51
TAXES                                                                                  51
     State and Local                                                                   52
     Miscellaneous                                                                     54
TRUSTEES AND OFFICERS                                                                  55
     Standing Board Committees                                                         57
     Trustee Ownership of Fund Shares                                                  57
     Board Compensation                                                                58
     Shareholder and Trustee Liability                                                 60
INVESTMENT ADVISER                                                                     61
     Annual Board Approval of Investment Advisory Agreement                            62
ADMINISTRATOR                                                                          63
CUSTODIAN AND TRANSFER AGENT                                                           65
EXPENSES                                                                               66
PORTFOLIO TRANSACTIONS                                                                 67
SHAREHOLDER SERVICES PLAN--RETAIL A SHARES                                             68
DISTRIBUTION AND SERVICES PLANS                                                        70
     Retail B Share Plan                                                               70
     Prime Share Plan                                                                  71
     Retail B Share Plan and Prime Share Plan                                          72
DISTRIBUTOR                                                                            73
AUDITORS                                                                               74
COUNSEL                                                                                74
CODES OF ETHICS                                                                        75
PERFORMANCE AND YIELD INFORMATION                                                      75
     Performance Reporting                                                             82
MISCELLANEOUS                                                                          83
FINANCIAL STATEMENTS                                                                  105
APPENDIX A                                                                            A-1

                                       ii
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                              GENERAL INFORMATION

     This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses described on the cover page. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.

     The Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund commenced operations on October 4, 1993 and October 5, 1993, respectively, as separate portfolios (the "Predecessor Connecticut Municipal Money Market Fund" and "Predecessor Massachusetts Municipal Money Market Fund", respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds. On December 4, 1995, the Predecessor Funds were reorganized as new portfolios of The Galaxy Fund. Prior to the reorganization, the Predecessor Funds offered and sold shares of beneficial interest that were similar to The Galaxy Fund's Retail A Shares.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

                      DESCRIPTION OF GALAXY AND ITS SHARES

     The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in forty investment portfolios:
Money Market Fund, Government Money Market Fund (formerly known as the Government Fund), U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund, Florida Municipal Bond Fund and Pennsylvania Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity

Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.

     Prior to the date of this Statement of Additional Information, the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds had not offered Prime Shares.

     Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class A Shares (Retail A Shares), Class A -- Special Series 1 Shares (Trust Shares) and Class A -- Special Series 2 Shares (Retail B Shares), each series representing interests in the Money Market Fund; Class B Shares (Retail A Shares) and Class B -- Special Series 1 Shares (Trust Shares), each series representing interests in the Government Money Market Fund; Class E Shares (Retail A Shares) and Class E -- Special Series 1 Shares (Trust Shares), each series representing interests in the Tax-Exempt Money Market Fund; Class F Shares (Retail A Shares) and Class F -- Special Series 1 Shares (Trust Shares), each series representing interests in the U.S. Treasury Money Market Fund; Class V Shares (Retail A Shares) and Class V -- Special Series 1 Shares (Prime Shares), representing interests in the Connecticut Municipal Money Market Fund; Class W Shares (Retail A Shares) and Class W -- Special Series 1 Shares (Prime Shares), representing interests in the Massachusetts Municipal Money Market Fund; and Class EE -- Series 1 Shares (Retail A Shares) and Class EE -- Series 2 Shares (Prime Shares), each series representing interests in the New York Municipal Money Market Fund. Each Fund (other than the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds) is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds are classified as non-diversified investment companies under the 1940 Act.

     Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares, Retail B Shares, Trust Shares and Prime Shares) bear pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares), holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares, and holders of Prime Shares will bear the expenses of the Distribution and Services Plan for Prime Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" and "Distribution and Services Plans" below.

     In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares, only Retail B Shares of the Money Market Fund will be entitled to vote on matters pertaining to Galaxy's Distribution and Services Plan for Retail B Shares, and only Prime Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Prime Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

     Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.


       Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by the 1940 Act, the Securities Act of 1933, as amended (the "1933 Act") or other applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

     Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund, as described in its Prospectus(es), may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted herein under "Tax-Exempt Money Market Fund," "Connecticut Municipal Money Market Fund," "Massachusetts Municipal Money Market Fund," and "New York Municipal Money Market Fund" and below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Funds' portfolio securities will generally vary inversely with changes in prevailing interest rates. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

MONEY MARKET FUND

     Money market instruments in which the Money Market Fund may invest include debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from federal income tax. These debt obligations are commonly referred to as Municipal Securities. Municipal Securities may be advantageous for a taxable portfolio such as the Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid by a taxable portfolio such as the Fund that come from interest on Municipal Securities will be taxable to shareholders. The Fund may also invest in Municipal Securities the interest on which is subject to federal income tax.

     Instruments in which the Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

GOVERNMENT MONEY MARKET FUND

     Instruments in which the Government Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Other Investment Policies and Risk Considerations" below.

U.S. TREASURY MONEY MARKET FUND

     Instruments in which the U.S. Treasury Money Market Fund invests may include, but are not limited to, securities issued by the U.S. Treasury and by certain U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks and Federal Farm Credit Banks. The Fund invests at least 65% of its total assets in direct U.S. Government obligations. Shareholders residing in a particular state that has an income tax law should determine through consultation with their own tax advisers whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status and whether the Fund's capital gain and other income, if any, when so distributed will be subject to the state's income tax. See "Taxes."

     Portfolio securities held by the Fund have remaining maturities of 397 days or less (with certain exceptions). The Fund may also invest in certain variable and floating rate instruments. For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

TAX-EXEMPT MONEY MARKET FUND

     Municipal Securities in which the Tax-Exempt Money Market Fund invests present minimal credit risk and meet the rating criteria described under "Other Investment Policies and Risk Considerations - Quality Requirements" below.

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities. The Fund's investments in private activity bonds will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal market conditions, will not exceed 20% of the Fund's total assets when added together with any taxable investments held by the Fund.

     Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so invested.

CONNECTICUT MUNICIPAL MONEY MARKET FUND

     The Connecticut Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, and obligations of territories and possessions of the United States and any political sub-division or financing authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates ("Connecticut Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of Connecticut Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax or at least 80% of the total value of its assets is invested in obligations the interest income from which is exempt from federal regular income tax.

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

     The Massachusetts Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the Commonwealth of Massachusetts and its political subdivisions and financing authorities, and obligations of other states, territories and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts upon non-corporate taxpayers ("Massachusetts Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of Massachusetts Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax or at least 80% of the total value of its assets are invested in obligations the interest income from which is exempt from federal regular income tax.

NEW YORK MUNICIPAL MONEY MARKET FUND

     The New York Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the State of New York, its political subdivisions, or public instrumentalities, state or local authorities, and obligations of other states, territories and possessions of the United States, including the District of Columbia, and any political subdivision or financial authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from regular federal income tax, and New York State and New York City personal income taxes ("New York Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of New York Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax or at least 80% of the total value of its assets is invested in obligations the interest income from which is exempt from federal regular income tax.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

     Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

QUALITY REQUIREMENTS

     Each Fund will purchase only those instruments which meet the applicable quality requirements described below. The Money Market Fund will not purchase a security (other than a U.S. Government security) unless the security (or, in certain cases, the guarantee) or the issuer

(or guarantee provider) with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") (such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch in the highest category for short-term debt securities, (ii) is rated by the only Rating Agency that has issued a rating with respect to such security or issuer in such Rating Agency's highest category for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. The Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and New York Municipal Money Market Fund (collectively, the "Tax-Exempt Money Market Funds") will not purchase a security (other than a U.S. Government security) unless the security (i) is rated by at least two such Rating Agencies in one of the two highest categories for short-term debt securities, (ii) is rated by the only Rating Agency that has assigned a rating with respect to such security in one of such Rating Agency's two highest categories for short-term debt securities, or
(iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. The Funds will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in the highest or, with respect to the Tax-Exempt Money Market Funds one of the two highest, short-term rating categories. See "Investment Limitations" below.

     Determinations of comparable quality will be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, Fleet will acquire the security if it determines that the security is of comparable quality to securities that have received the requisite ratings. For example, with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds, Fleet will generally treat Connecticut Municipal Securities, Massachusetts Municipal Securities or New York Municipal Securities, as the case may be, as eligible portfolio securities if the issuer has received long-term bond ratings within the three highest rating categories assigned by a Rating Agency with respect to other bond issues. Fleet also considers other relevant information in its evaluation of unrated short-term securities.

U.S. GOVERNMENT OBLIGATIONS

     Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

     U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the

Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

     Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

     The U.S. Treasury Money Market Fund will invest in those securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which, under current law, generally will not be subject to state income tax by reason of federal law.

MONEY MARKET INSTRUMENTS

     Money market instruments include but are not limited to bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in non-negotiable time deposits are limited to no more than 5% of the Money Market Fund's total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations". For purposes of the Money Market Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

     Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

     Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when Fleet believes that the credit risk with respect to the instrument is minimal.


     Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's 10% limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if Fleet has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Money Market Fund and each Tax-Exempt Money Market Fund may also purchase Rule 144A securities. See "Investment Limitations" below.


MUNICIPAL SECURITIES

     Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal Securities include private activity bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

     The two principal classifications of Municipal Securities that may be held by the Money Market Fund and Tax-Exempt Money Market Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

     Municipal Securities may include variable rate demand notes, which are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Money Market Fund and Tax-Exempt Money Market Funds treat variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which a Fund may next tender the security for repurchase. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

     Municipal Securities purchased by the Money Market Fund and Tax-Exempt Money Market Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described above under "Money Market Instruments," letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

     There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's, S&P and Fitch, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

     The payment of principal and interest on most securities purchased by the Money Market Fund and Tax-Exempt Money Market Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Funds' Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

     Among other instruments, the Money Market Fund and Tax-Exempt Money Market Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the limitations set forth in the Prospectuses for the Funds including applicable maturity restrictions.

     Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Tax-Exempt Money Market Funds and the liquidity and value of their respective portfolios. In such an event, a Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Exempt Money Market Funds nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

     MUNIPREFERRED SECURITIES. The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds may purchase interests in Municipal Securities that are offered in the form of a security representing a diversified portfolio of investment grade bonds. These securities provide investors, such as the Funds, with liquidity and income exempt from federal regular income tax and some state income taxes.

STAND-BY COMMITMENTS

     The Money Market Fund and each Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased by a Fund. However, without a stand-by commitment, these securities could be more difficult to sell. A Fund will enter into stand-by commitments only with those dealers whose credit Fleet believes to be of high quality.

     Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities acquired subject to the commitment. Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

     A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

TENDER OPTION BONDS

     The Money Market Fund and the Tax-Exempt Money Market Funds may purchase tender option bonds and similar securities. A tender option bond generally has a long maturity and bears interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, and is coupled with an agreement by a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, usually upon not more than seven days notice or at periodic intervals, to tender their securities to the institution and receive the face value of the securities. In providing the option, the financial institution receives a fee that reduces the fixed rate of the underlying bond and results in a Fund effectively receiving a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Fleet will monitor, on an ongoing basis, the creditworthiness of the issuer of the tender option bond, the financial institution providing the option, and any custodian holding the underlying long-term bond. The bankruptcy, receivership or default of any of the parties to a tender option bond will adversely affect the quality and marketability of the security.

VARIABLE AND FLOATING RATE INSTRUMENTS

     Securities purchased by the Funds may include variable and floating rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

     If a variable or floating rate instrument is not rated, Fleet must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand.

     In determining average weighted portfolio maturity an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can receive payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment.

     Long-term variable and floating rate obligations held by the Funds may have maturities of more than 397 days, provided the Funds are entitled to payment of principal upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice).

     Variable and floating rate obligations with a demand feature held by the Funds will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     Each Fund, except the U.S. Treasury Money Market Fund, may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will only be entered into with financial institutions such as banks and broker/dealers that are deemed to be creditworthy by Fleet. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Fund's 10% limitation on investments in illiquid securities described under "Investment Limitations" below.

     The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. Income on repurchase agreements is taxable. Investments by a Tax-Exempt Money Market Fund in repurchase agreements will be, under normal market conditions, subject to a 20% overall limit on taxable obligations.

     The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreements). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     The Money Market and Government Money Market Funds may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). A reverse repurchase agreement involves the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

     Whenever a Fund enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account liquid assets such as cash or liquid securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent values are maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

     Each Fund may purchase securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by a Fund to purchase particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that, absent unusual market conditions, commitments by a Fund to purchase securities on a when-issued or delayed settlement basis will not exceed 25% of the value of its total assets. These transactions will not be entered into for speculative purposes, but only in furtherance of a Fund's investment objective.

     When a Fund agrees to purchase securities on a "when-issued" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because the Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase securities on a when-issued or delayed settlement basis exceeded 25% of the value of its total assets.

     When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of securities purchased on a when-issued or delayed settlement basis is calculated from the date of settlement of the purchase to the maturity date.

SECURITIES LENDING

     The Money Market and Government Money Market Funds may lend their portfolio securities to financial institutions such as banks and broker/dealers in accordance with their investment limitations. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, and will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

     A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Government Money Market Fund in connection with such loans would be invested in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; cash collateral received by the Money Market Fund would be invested in high quality, short-term money market instruments.

GUARANTEED INVESTMENT CONTRACTS -- MONEY MARKET FUND

     The Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated in accordance with the applicable quality requirements described above under "Quality Requirements." GICs are considered illiquid securities and will be subject to the Fund's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

ASSET-BACKED SECURITIES -- MONEY MARKET FUND

     The Money Market Fund may purchase asset-backed securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables and credit card receivables. The Fund will only purchase asset-backed securities that meet the applicable quality requirements described above under "Quality Requirements."

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

INVESTMENT COMPANY SECURITIES -- TAX-EXEMPT MONEY MARKET FUNDS

     The Tax-Exempt Money Market Funds may invest in securities issued by other investment companies limited, with respect to the Tax-Exempt Money Market Fund, to open-end investment companies that invest in high quality, short-term Municipal Securities that meet the applicable quality requirements described above under "Quality Requirements" and that determine their net asset value per share based on the amortized cost or penny-rounding method. Such securities may be acquired by a Fund within the limits prescribed by the 1940 Act. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. A Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not as yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and New York Municipal Money Market Fund may invest exclusively in one other investment company managed similarly to the particular Fund.

     Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations.

NON-DIVERSIFICATION - CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET FUNDS

     The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds are non-diversified investment portfolios. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in one of these Funds, therefore, entails greater risk than would exist in a diversified investment portfolio because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in a Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio was diversified among more issuers. The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds intend to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This undertaking requires that at the end of each quarter of a Fund's taxable year, with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

CONNECTICUT INVESTMENT RISKS

     The following information is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Connecticut that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

     The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

     Connecticut (sometimes referred to as the State) is highly urbanized, with a 2000 population density of 703 persons per square mile, as compared to 80 for the United States as a whole and 222 for the New England region. More than 80% of the population resides within the State's four largest metropolitan areas of Hartford, Waterbury, Bridgeport and New Haven. Per capita personal income of the State's residents, historically among the highest in the nation, increased in every year from 1991 to 2000, rising from $26,775 to $40,870. However, pockets of significant unemployment and poverty exist in several of the State's most important cities and towns.

     Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State's manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only 15.49% of total non-agricultural employment in Connecticut in 2000. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector's significance in Connecticut's economy. The average annual unemployment rate in Connecticut decreased from 6.8% in 1991 to 2.3% in 2000.

     At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the nine fiscal years ended June 30, 2000, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000,
$312,900,000, $71,800,000, and $300,400,000, respectively. The General Fund budget for the 2000-2001 fiscal year anticipated revenues of $11,281,300,000, authorized expenditures of $11,280,800,000, and projected a surplus of $500,000. An unaudited annual report by the State Comptroller dated October 22, 2001, indicated an operating surplus of $30,700,000 for the 2000-2001 fiscal year.


     The State's adopted budget for fiscal year 2001-2002 anticipated General Fund revenues of $11,894,100,000 and General Fund expenditures of $11,894,000,000, with an estimated surplus of $100,000. For fiscal year 2002-2003, the adopted budget anticipated General Fund revenues of $12,432,000,000 and General Fund expenditures of $12,431,400,000, with an estimated surplus of $600,000. The Comptroller estimated an operating deficit for the 2001-2002 fiscal year of $301,700,000 as of September 30, 2001. At a special session of the Connecticut General Assembly in November called by the Governor to respond to the State's projected deficit, legislation was enacted to reduce deficit projections below 1% of anticipated General Fund expenditures.


     The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of October 15, 2001, the State had authorized direct general obligation bond indebtedness totaling $15,879,212,000, of which $13,703,922,000 had been approved for issuance by the State Bond Commission and $11,696,976,000 had been issued. As of October 15, 2001, net State direct general obligation bond indebtedness outstanding was $7,629,194,000.

     In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of October 15, 2001, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,005,700,000.

     The State is obligated to various cities and towns under grant programs to fund certain school construction costs. As of June 30, 2001, the State's outstanding obligation was $1,277,000,000, and the Commissioner of Education estimated that future grant obligations might total $2,269,000,000.

     The State's general obligation bonds are rated AA by Standard & Poor's and AA by Fitch. On February 21, 2001, Moody's upgraded its ratings of the State's general obligation bonds from Aa3 to Aa2.


     The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's constitution and seeking a declaratory judgment and injunctive relief; (iv) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; (vi) an action against the State and its Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes; (vii) an action seeking to represent a class of juveniles, claiming that the policy of strip searching all juveniles arriving at State detention centers is unconstitutional, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (viii) an action seeking to represent a class of adults, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; and (ix) an action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list for Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys' fees, and costs.


     As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. In 1998, the Superior Court ordered the State to show cause as to whether there had been compliance with the Supreme Court's ruling, and on March 3, 1999, it concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court again monitor the State's compliance with the 1996 Supreme Court decision. A hearing has been scheduled for 2002. The fiscal impact of this matter might be significant but is not determinable at this time.

     General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

     In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

MASSACHUSETTS INVESTMENT RISKS

     The Massachusetts Municipal Money Market Fund's ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

NEW YORK INVESTMENT RISKS

     Some of the significant financial considerations relating to the New York Municipal Money Market Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.


     The State of New York's current fiscal year began on April 1, 2001 and ends on March 31, 2002. The most recent published update to the Annual Information Statement was January 31, 2002.

     RECENT EVENTS. A substantial amount of Federal aid is projected to flow through the State to certain localities over the next several years for disaster response and reconstruction activities related to the World Trade Center ("WTC") attacks. At the request of the Governor of New York ("Governor"), the President has waived any matching requirement for the State and New York City (which is typically 25 percent of eligible costs), so that the Federal government will provide 100 percent reimbursement for the cost of rescue, recovery, debris removal and public infrastructure repair and reconstruction. To date, the Congress has appropriated $10.4 billion for these purposes. This Federal "pass-through" disaster aid is projected by the Division of the Budget ("DOB") to total $1.53 billion in the current State fiscal year and $3.74 billion in fiscal year 2002-03 as recovery and rebuilding efforts reach full capacity. The majority of the Federal disaster aid is expected to flow from the Federal Emergency Management Agency through State Emergency Management Office (SEMO) to New York City and surrounding localities affected by the disaster. This "flow-through" spending is not counted in the All Governmental Funds estimates, and is expected to have a positive economic impact on the State and New York City.

     On an All Governmental Fund basis, the State Financial Plan includes spending for WTC costs of $214 million in the 2001-02 fiscal year and $329 million in the 2002-03 fiscal year. Unlike the pass-through aid, these disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($180 million in the 2001-02 fiscal year and $292 million in the 2002-03 fiscal year). Over the next two years, Federal money is expected to finance, among other things, payments to the victims of the attacks ($203 million), State Police and the Division of Military and Naval Affairs staffing costs directly related to the disaster ($98 million), expanded counseling and trauma services ($59 million), and infrastructure repairs ($40 million).

     Spending from State Funds or WTC costs is projected to total $71 million over the next two years, with $57 million of this amount expected to be financed by the General Fund and $14 million from State special revenue funds. The General Fund is primarily providing support for tourism and marketing activities to attract visitors to New York City, and bridge loans to small businesses. State special revenue funds will primarily support expanded case processing costs for insurance and workers' compensation.

     On January 8, 2002, the State reached a tentative settlement in school desegregation litigation concerning the City of Yonkers. Under the terms of the settlement, which must be approved by the federal court with jurisdiction in the case, the State has agreed to pay $300 million to Yonkers over the next five years in roughly equal annual installments ($10 million of this amount has already been paid). To finance the fiscal year 2001-02 and fiscal year 2002-03 costs of the settlement, the State plans to use the $151 million balance in the Contingency Reserve Fund, which was established to help the State pay costs related to litigation.

     On January 16, 2002, the State enacted certain amendments to the Health Care Reform Act of 2000. The amendments authorize $1.93 billion in new spending on health care initiatives over the two and one-half year period ending June 30, 2004. The State's share of this new spending, which is estimated at $774 million, is expected to be financed from, among other sources, a 39 cent increase in the cigarette tax, the reestablishment of the "covered lives assessment" on health insurance, and, subject to federal approval, a three percent increase in the federal matching rate for Medicaid expenditures beginning October 1, 2002. The amendments also provide for the financing through non-General Fund resources of a number of health programs that were previously in the General Fund, including the Elderly Pharmaceutical Insurance Program
(EPIC) and certain Medicaid expenditures. The State expects that these changes will provide $785 million in General Fund Financial Plan savings in 2002-03.

     On January 22, 2002, the Governor submitted his Executive Budget for 2002-03, which contained an updated Financial Plan for the 2001-02 fiscal year and a recommended Fiscal Plan for the 2002-03 fiscal year. The revenue forecast on which these Financial Plans are based reflects both the impact of the WTC disaster and the national economic downturn. The interrelated effects of the terrorist attacks and the broader weakening in the economy are not possible to separate accurately, but the combined revenue losses associated with these events is still expected to be within the range originally estimated by DOB.

     DOB now estimates a projected revenue shortfall for the 2001-02 fiscal year of $1.08 billion, or $418 million below the November 2001 estimate. DOB expects that the shortfall will be closed through the use of $646 million in reserves and $435 million in administrative and legislative actions that have already been accomplished. By comparison, the November estimate had projected the use of $1.50 billion in General Fund reserves to help balance the current year. After accounting for other revisions to the 2001-02 Financial Plan, DOB projects a General Fund closing balance of $2.08 billion. This total includes a planned $83 million deposit to the Tax Stabilization Reserve Fund at the close of the current year.

     DOB reports that the 2002-03 Financial Plan closes a General Fund budget gap originally projected at $5.7 billion. Legislative and administrative actions to date have reduced this gap by $581 million, and enactment of the HCRA legislation described above lowered it by another $785 million. The Governor has proposed to close the remaining $4.3 billion budget gap with $1.91 billion in recurring spending reductions and revenue actions, $1.13 billion in General Fund reserves, $885 million in reserves from the Temporary Assistance for Needy Families (TANF) program, and $490 million in one-time actions (excluding $72 million in fund balances available through HCRA). The Financial Plan also supports $109 million in new spending related to homeland security, the WTC disaster, and economic development. The Financial Plan projects a closing balance in the General Fund of $710 million at the end of 2002-03, which consists of the balance in the State's Tax Stabilization Reserve Fund.

     The terrorist attacks in New York City and the national recession are expected to have materially adverse financial consequences for the State, and their impact is reflected in the economic and receipts forecasts described in most recent update to the Annual Information Statement. At this point, it is no longer possible to separate the impact of the terrorist attacks from the national recession, but the combined effect of both events introduces significant uncertainty into the current Financial Plan estimates.

     In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues, leading to material changes to the Executive Budget projections and the State's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.


     In addition to the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

     In every year, many uncertainties exist in the forecast of the national and State economies. Given the recent terrorist attacks, the nation's war-time preparations, and the volatility in financial markets, such uncertainties are significantly more pronounced at this time. For example, the current downturn in the financial markets could continue over a sustained period. The securities industry is more important to the New York economy than to the national economy as a whole, potentially amplifying the impact of such a downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

     Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001 and 2002. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for the 2001 calendar year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and may produce results below DOB's current forecast.


     An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances.


     The United States Congress is expected to consider several economic stimulus packages during the winter. Certain components of these packages may adversely affect State tax revenues. The most significant risk concerns a provision that would allow expanded expensing of investment costs against federal taxable income. Since the State uses federal taxable income as the starting point for calculating taxable income, the provision could adversely impact State tax revenues.

     STATE ECONOMY. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.


     The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.


     Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

     The cataclysmic events of September 11 have had a substantial negative impact on the New York City, State, and national economies. As the epicenter of the September 11 attacks, the New York State economy is bearing the brunt of the consequent employment losses. DOB expects the recession to stretch into calendar year 2002, with a slow but sustained recovery beginning in the middle of the year.

     DOB estimates that tens of thousands of jobs may have been lost or displaced from New York, at least temporarily, due to the events of September
11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of whom have been either laid off or relocated out-of-state. Other industries expected to experience severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to have grown a modest 0.1 percent for 2001 and to decline 1.2 percent for 2002.

     DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. The decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to result in personal income growth 2.6 percent for 2001, followed by growth of 1.1 percent for 2002.


     The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker State economy.


     STATE BUDGET. The State Constitution requires the Governor to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99 and 1999-2000). The 2001-02
Executive Budget, as amended, projected budget gaps of $5.7 billion in 2002-03. DOB projects budget gaps of $2.8 billion in 2003-04 and $3.3 billion in 2004-05. The gap projections assume the Legislature will enact the 2002-03 Executive Budget in its entirety. The projections do not include unspecified spending "efficiencies." The outyear forecast is subject to greater volatility than in previous years due to the economic uncertainties surrounding the WTC attacks and the national recession.


     The State ended its 2000-2001 fiscal year on March 31, 2001 with an available cash surplus of $2.73 billion in the General Fund as reported by DOB. Of this balance, $80 million from the surplus was deposited into the State's Tax Stabilization Reserve Fund (the sixth consecutive annual deposit). The Governor has proposed setting aside $1.48 billion from the 2000-01 fiscal year surplus to guard against economic uncertainties. In addition, the State has another $627 million available in the Tax Stabilization Reserve Fund.


     The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.


     General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.


     The 2001-02 Financial Plan projects receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 2000-01 to 2001-02 through the refund reserve account. Under the Governor's Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $42.43 billion, an increase of $2.55 billion, over 2000-01. The estimated impact of the World Trade Center disaster on 2001-02 receipts remains significant, but within the range estimated by DOB in the immediate aftermath of the September 11 attacks. General Fund disbursements, including transfers to other funds, are projected to grow to $41.46 billion, an increase of $1.77 billion over 2000-01. Spending from all Governmental Funds is expected to increase by $4.52 billion to $84.27 billion.


     Growth in spending occurs throughout the 2001-02 Financial Plan, with education programs receiving the largest share of increased funding. School aid will grow by $979 million or 8.5 percent over the prior year (on a State fiscal year basis). Outside of education, the largest growth in spending is for Medicaid ($398 million). All other spending grows by $504 million over 2000-01 levels.


     The 2001-02 Financial Plan projects a closing balance in the General Fund of $2.08 billion, comprised of $1.13 billion in reserve for economic uncertainties (all of which will be used to help balance the 2002-03 Financial
Plan); $710 million in the Tax Stabilization Reserve Fund ("TSRF"), after a planned $83 million deposit in 2001-02; $281 million in undesignated reserves; $81 million in the Contingency Reserve Fund ("CRF") (which helps offset litigation risks) after the use of $70 million to finance a portion of the State's settlement in the Yonkers desegregation lawsuit; $142 million in the Community Projects Fund ("CPF") (which finances legislative and gubernatorial initiatives); and $11 million in the Universal Pre-Kindergarten Fund.

     For the 2000-01 fiscal year, the closing balance in the General Fund was $1.10 billion. This closing balance is comprised of $627 million in TSRF (after an $80 million deposit in 2000-01); $150 million in CRF; $292 million in the CPF; and $29 million in the Universal Pre-Kindergarten Fund. In addition to the $1.10 billion balance in the General Fund, the State had $3.52 billion in the tax refund reserve account at the end of 2000-01. The closing balance excludes a $1.2 billion for reserve in the School Tax Relief (STAR) Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund ("DRRF").

     Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. The State's projected levels of debt issuances and debt service costs for 2000-01 and 2001-02 are well below the debt caps and limitations imposed by the Debt Reform Act.

     Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts tax on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

     The 2000-01 Financial Plan reflects the use of resources from the Health Care Reform Act of 2000 ("HCRA 2000") that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

     Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. There can also be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.


     Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the State's Financial Plans forecasts. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.


     An ongoing risk to the 2001-02 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contained projected reserves of $150 million in 2001-02 for such events, but assumed no significant federal disallowances or other federal actions that could affect State finances.


     The Health Care Financing Administration issued a final rule on January 12, 2001 that modified the manner in which states are required to calculate their Medicaid Upper Payment Limit methodology. It is anticipated that the implementation of this rule would require the State to phase-out most of its nursing home Intergovernmental Transfer payments over a five-year period beginning in fiscal year 2002-03. Upon full implementation of this rule, the net impact is expected to result in an annual loss of $351 million for the State and $88 million for local governments.

     The State's Financial Plans assume the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

     The State's historical financial results for the 1999-2000 are as follows. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

     The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

     The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.


     General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

     DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.


     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to

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address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year.

     On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

     On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive.


     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

     LITIGATION. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2001-02 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.


     Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) the validity of certain provisions of State gaming law; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a challenge to the funding for New York City public schools; (6) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance and (7) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor (This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.)


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     Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2001-02 Financial Plan. The State believes that the proposed 2001-02 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2001-02 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2001-02 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2001-02 Financial Plan.


     Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

     On November 23, 1998, the attorneys general for 46 states (including New
York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.


       The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.


     AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

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     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.


     NEW YORK CITY AND OTHER LOCALITIES. Continuing recovery, cleanup and repair efforts following the September 11 attacks on the World Trade Center will result in substantial expenditures for New York City (the "City"). The U.S. Congress passed emergency legislation which appropriates $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $11.2 billion of which is for disaster recovery activities and assistance in New York, Pennsylvania and Virginia. The City expects to be reimbursed for all of its direct costs for response and remediation at the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for the costs of economic revitalization and other needs, not directly payable through the City budget, related to the September 11 attacks.

     Prior to the events of September 11, the national and local economic had been weakening, reflecting lower business investment, increased unemployment and, recently, a decline in consumer confidence. It is expected that the destruction of the World Trade Center will have an adverse impact on the City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for the City and could negatively affect real property values. The events of September 11 increased the risk of a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the September 11 events on the City and

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its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, and the amount of additional resources from Federal, State, City and other sources which will be required.

     The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.


     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.


     On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

     Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000,

     Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2. On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain

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statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attacks) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     In June 2001, New York City issued a Four-Year Financial Plan that projected a balanced budget for fiscal year 2002 and budget gaps of $2.8 billion in fiscal year 2003, $2.6 billion in fiscal year 2004, and $2.2 billion in fiscal year 2005. On December 4, 2001, the City issued a modification to its Financial Plan that reflected a reduction in projected revenues of $1.1 billion in fiscal year 2002, $1.6 billion in fiscal year 2003, $1.4 billion in fiscal year 2004, and $1.5 billion in fiscal year 2005, due primarily to the impact on City tax revenues of the attacks on the World Trade Center and a slow-down in economic activity. To offset the impact of these and other adverse developments, the City intends to take extraordinary actions to ensure a balanced budget in fiscal year 2002 and to narrow the budget gaps projected for fiscal years 2003 through 2005. On December 31, 2001, the City revised its Financial Plan to reflect a slight improvement in its tax revenue forecast and the expiration of a cut in the personal income tax surcharge, which together increase tax revenue forecasts by $322 million in fiscal year 2002 and by more than $370 million annually thereafter. The Financial Plan includes a Budget Stabilization Account of $697 million in fiscal year 2002, which has been used to narrow the fiscal year 2003 budget gap, and remaining budget gaps of $2.9 billion in fiscal year 2003, $3.6 billion in fiscal 2004, and $3.5 billion in fiscal year 2005. These estimates, however, do not make provision for wage increases for teachers, police officers or firefighters beyond those negotiated with the unions representing other civilian and uniformed employees nor does it include resources to fund wage increases for any employees beyond the current round of collective bargaining.

     New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

     The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2004-05.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.


     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the

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Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

PORTFOLIO SECURITIES GENERALLY

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Fleet may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission ("SEC").

                             INVESTMENT LIMITATIONS


     In addition to each Fund's investment objective as stated in its Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.


     No Fund may:

     1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act.

     2. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than (a) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (b) with respect to the Money Market Fund, securities issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks; and (c) with respect to the Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and New York Municipal Money Market Fund, securities issued by any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions).

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     3.   Make loans except to the extent permitted by the 1940 Act.

     4. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities.

     5. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     6. Purchase or sell commodities or commodity contracts except that the Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.

          Additionally, each of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds may not:

     7. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act, provided, however, that each Fund may invest without regard to this limitation to the extent permitted by Rule 2a-7 under the 1940 Act or any successor rule.

     The following investment limitations with respect to the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

     8. A Fund may not invest more than 10% of its net assets in illiquid securities.

     9. Each Fund may purchase foreign securities to the extent consistent with its investment objective and policies.

     10. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for short-term credits as are necessary for the clearance of transactions.

     11. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof.

     12. A Fund may not purchase securities of companies for the purpose of exercising control.

     13. A Fund may not purchase the securities of other investment companies except as permitted by the 1940 Act.

     14. The Government Money Market Fund may not purchase securities other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

     The following investment limitations with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

     15. No Fund may with respect to at least 50% of its total assets invest more than 5% of its total assets in the securities of a single issuer, and no Fund may invest more than 25% of its total assets in the securities of a single issuer at the close of each quarter of each fiscal year. Under this limitation, each governmental subdivision, including states, territories and possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial development bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If, in the case of an industrial development bond or government-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the 1940 Act.

     16. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for short-term credits as are necessary for the clearance of transactions.

     17. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act.

     18. No Fund may purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Fleet, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

     19. No Fund may purchase or sell interests in oil, gas, or other mineral exploration or development programs or leases.

     20. No Fund may purchase or sell puts, calls, straddles, spreads, or any combination thereof, except that each such Fund may purchase Municipal Securities accompanied by agreements of sellers to repurchase them at the Fund's option.

     21. No Fund may invest more than 10% of its net assets in illiquid securities.

     With respect to Investment Limitation No. 1 above, the 1940 Act permits a Fund to borrow from any bank, provided that immediately after any such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. In addition, a Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including accrued interest).

     With respect to Investment Limitation No. 3 above, the 1940 Act permits a Fund to lend its portfolio securities against collateral having a value equal at all times to at least 100% of the value of the securities loaned. However, no portfolio securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the Fund would exceed 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. In addition, a Fund may engage in certain securities trading practices, such as repurchase agreements, that are deemed to be loans under the 1940 Act.

     With respect to Investment Limitation No. 7 above, the 1940 Act prohibits a diversified Fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer (the "5% limitation") or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and (b) the Fund may invest in U.S. Government obligations without regard to these limitations.

     With respect to Investment Limitation Nos. 13 and 17 above, the 1940 Act prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

     Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 10% of its net assets.

     Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

     Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, each Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act which regulates money market funds. In accordance with Rule 2a-7, the Money Market Fund is subject to the 5% limitation described above in connection with Investment Limitation No. 7 as to all of its assets; however in accordance with such Rule, the Money Market Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, provided that the Fund may not hold more than one such investment at any one time. Adherence by a Fund to the diversification requirements of Rule 2a-7 is deemed to constitute adherence to the diversification requirements of Investment Limitation No. 7 above. Each Fund will determine the effective maturity of its respective investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. A Fund may change these operating policies to reflect changes in the laws and regulations without the approval of its shareholders.

     Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Investment by the Money Market Fund or any Tax-Exempt Money Market Fund in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 10% limitation on purchases of illiquid securities described above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                                NET ASSET VALUE

     Galaxy uses the amortized cost method of valuation to value shares of the Funds. In order to use the amortized cost method, the Funds comply with the various quality and maturity restrictions specified in Rule 2a-7 promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of Galaxy's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the security. The value of securities in each of these Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

     The Funds invest only in instruments that meet the applicable quality requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per share, provided that none of the Funds will purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares in each Fund are sold on a continuous basis by Galaxy's distributor, PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.

                  PURCHASES OF RETAIL SHARES AND PRIME SHARES

     Investments in Retail A Shares of the Money Market, Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds ("Retail A Shares") (collectively, Retail A Shares and Retail B Shares of the Money Market Fund may be referred to as "Retail Shares"), and Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds ("Prime Shares") are not subject to any sales charge. Investments in Retail B Shares of the Money Market Fund are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." See "Applicable Sales Charge -- Retail B Shares" below. RETAIL B SHARES OF THE MONEY MARKET FUND HAVE HIGHER OPERATING EXPENSES THAN RETAIL A SHARES OF THE FUND AND MAY NOT BE APPROPRIATE FOR INVESTORS THAT DO NOT PLAN TO EXCHANGE INTO RETAIL B SHARES OF CERTAIN OF GALAXY'S NON-MONEY MARKET PORTFOLIOS.

     PFPC Distributors has established procedures to enable different types of investors to purchase Retail Shares and Prime Shares of the Funds. Retail Shares may be purchased by FIS

Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, saving and loan associations and broker/dealers on behalf of their customers. Retail Shares may also be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly for their own accounts or for the accounts of others. Purchases of Retail Shares may take place only on days on which the New York Stock Exchange (the "Exchange"), the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Associations) are open ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Business Day in accordance with PFPC Distributors' procedures.

     Galaxy has authorized certain brokers to accept purchase, exchange and redemption orders on behalf of Galaxy with respect to Retail A Shares of the Funds. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of Galaxy. Galaxy will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order. Orders for the purchase, exchange or redemption of Retail A Shares of the Funds accepted by any such authorized broker or designated intermediary will be effected at the Funds' respective net asset values per share next determined after acceptance of such order.

     Retail Shares purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of Retail Shares will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail Shares through their institution should contact such entity directly for appropriate purchase instructions.

     Purchase orders for Prime Shares are placed by investors through selected broker/dealers. The broker/dealer is responsible for transmitting its customers' purchase orders to PFPC Distributors and for wiring required funds in payment to Galaxy's custodian on a timely basis. PFPC Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Prime Shares purchased by a broker/dealer on behalf of its customers will normally be held of record by the broker/dealer and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular broker/dealer and Galaxy's transfer agent, confirmations of Prime Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a shareholder with a copy to the broker/dealer, or will be furnished directly to the shareholder by the broker/dealer. Other procedures for the purchase of Prime Shares established by broker/dealers may apply. Purchases of Prime Shares will be effected only on Business Days.

APPLICABLE SALES CHARGES - RETAIL B SHARES

     The public offering price for Retail B Shares of the Money Market Fund is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed (i) within six years of purchase with respect to Retail B Shares purchased prior to January 1, 2001, (ii) within seven years of purchase with respect to Retail B Shares purchased on or after January 1, 2001 or (iii) with respect to Retail B Shares issued in connection with the reorganization of The Pillar Funds into Galaxy, within six years of purchase of the Class B Shares of the corresponding Pillar Fund held prior to the reorganization. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from PFPC Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares of Galaxy's non-money market portfolios. Certain affiliates of Fleet may, at their own expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail B Shares of the Fund. Such compensation will not represent an additional expense to the Fund or its shareholders, since it will be paid from the assets of Fleet's affiliates. The contingent deferred sales charge on Retail B Shares is based on the lesser of the offering price or the net asset value of the Shares on the redemption date. As a result, no sales charge is imposed on any increase in the principal value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

     The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PFPC Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

     EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Code; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iii) redemptions effected pursuant to the Money Market Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (iv) redemptions in connection with the combination of the Money Market Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (v) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (vi) any redemption of Retail B Shares held by an investor, provided the investor was the beneficial owner of shares of the Money Market Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs - Retail Shares - Automatic Investment Program and Systematic Withdrawal Plan" below.

     Retail B Shares of the Money Market Fund purchased prior to January 1, 2001 will convert automatically to Retail A Shares of the Fund six years after purchase. Retail B Shares of the Money Market Fund purchased on or after January 1, 2001 will convert automatically to Retail A Shares of the Fund eight years after purchase. Retail B Shares of the Money Market Fund acquired in connection with the reorganization of The Pillar Funds into Galaxy will convert automatically to Retail A Shares eight years after purchase of the Class B Shares of the corresponding Pillar Fund held prior to the reorganization. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those Shares. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years or eight years, as the case may be, after the beginning of the calendar month in which the Retail B Shares or Class B Shares, as the case may be, are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

     Retail B Shares of the Money Market Fund acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - (i) six years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to dividends or distributions on Retail B Shares purchased prior to January 1, 2001 or eight years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to Retail B Shares purchased on or after January 1, 2001 or Retail B Shares issued in connection with the reorganization of The Pillar Funds into Galaxy or (ii) the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Retail B Shares of the Fund, and subsequently acquires additional Retail B Shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of the Fund on the same date.

       PURCHASES OF TRUST SHARES - MONEY MARKET, GOVERNMENT MONEY MARKET,
          U.S. TREASURY MONEY MARKET AND TAX-EXEMPT MONEY MARKET FUNDS

     Trust Shares of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation and, with respect to each Fund other than the Tax-Exempt Money Market Fund, to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors

("Customers") will be held of record by Institutions. Purchases of Trust Shares will be effected only on days on which the Exchange, Federal Reserve Bank of New York or the principal bond markets (as recommended by the Bond Market Association) and the purchasing Institution are open ("Trust Business Days"). If an Institution accepts a purchase order from its Customer on a non-Trust Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Trust Business Day in accordance with the foregoing procedures.

OTHER PURCHASE INFORMATION


     On a Business Day or a Trust Business Day when the Exchange, closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day or Trust Business Day.


REDEMPTIONS

     Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC Distributors, except that proceeds from the redemption of Retail B Shares of the Money Market Fund will be reduced by the amount of any applicable contingent deferred sales charge. On a Business Day or Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day or Trust Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. When redeeming Retail Shares in the Money Market Fund, investors should indicate whether they are redeeming Retail A Shares or Retail B Shares of the Fund. If an investor owns both Retail A Shares and Retail B Shares of the Money Market Fund, the Retail A Shares will be redeemed first unless the investor indicates otherwise. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable;
(b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

                                INVESTOR PROGRAMS

     The following information supplements the description in the applicable Prospectuses as to various Investor Programs available to holders of Retail Shares.

EXCHANGE PRIVILEGE - RETAIL SHARES

     The minimum initial investment to establish a new account in another eligible fund by exchange is $2,500, unless, with respect to Retail Shares, (i) the Retail Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or (ii) at the time of the exchange the investor elects, with respect to the Fund into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100.

     An exchange involves a redemption of all or a portion of Retail Shares and the investment of the redemption proceeds in shares of another fund offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of a fund to be acquired will be purchased at the net asset value per share next determined after acceptance of the exchange request, plus any applicable sales charge.

     Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call PFPC Inc., Galaxy's administrator, at 1-877-289-4252. Customers of institutions should call their institution for such information. Investors exercising the exchange privilege into other portfolios should request and review the prospectuses for these portfolios prior to making an exchange. Telephone 1-877-289-4252 for a prospectus or to make an exchange.

     In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

     For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS - RETAIL SHARES

     Retail Shares of the Funds, other than the Tax-Exempt Money Market Funds, are available for purchase in connection with the following tax-deferred prototype retirement plans:

INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAs") (including traditional, Roth and Education IRAs and "rollovers" from existing retirement plans), a retirement savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

     SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPs"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

     MULTI-EMPLOYEE RETIREMENT PLANS ("MERPs"), a retirement vehicle established by employers for their employees which is qualified under Sections 401(k) and 403(b) of the Code. The minimum initial investment for a MERP is $500.

     KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

     Detailed information concerning eligibility, service fees and other matters related to these plans, and the form of application, is available from PFPC Distributors (call 1-877-289-4252) with respect to IRAs, SEPs and Keogh Plans and from Fleet Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN - RETAIL SHARES

     The Automatic Investment Program permits an investor to purchase Retail Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount and Retail Shares will be purchased on a monthly or quarterly basis, on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     The Systematic Withdrawal Plan permits an investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by an investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the

Systematic Withdrawal Plan at any time upon written notice to PFPC, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares of the Money Market Fund made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

PAYROLL DEDUCTION PROGRAM - RETAIL SHARES

     To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM - RETAIL SHARES

     Galaxy reserves the right to redeem accounts participating in the College Investment Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PFPC Distributors (call 1-877-289-4252).

CHECKWRITING - RETAIL SHARES

     Checkwriting is available for investors in Retail Shares. A charge for use of the checkwriting privilege may be imposed by Galaxy. There is no limit to the number of checks an investor may write per month in an amount per check of $250 or more. To obtain checks, an investor must complete the signature card that accompanies the account application. To establish this checkwriting service after opening an account in a Fund, investors must contact PFPC Distributors by telephone (1-877-289-4252) or mail to obtain a signature card. A signature guarantee may be required. An investor will receive the daily dividends declared on the Retail Shares to be redeemed up to the day that a check is presented to Galaxy's custodian for payment. Upon 30 days' written notice to investors, the checkwriting privilege may be modified or terminated. An account in a Fund may not be closed by writing a check.

DIRECT DEPOSIT PROGRAM - RETAIL SHARES

     Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.

                                     TAXES

     Each of the Money Market, Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds qualified during its last taxable year and intends to continue to qualify, and the New York Municipal Money Market Fund intends to qualify, as a regulated investment company under Subchapter M of the Code, and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one-year period ending October 31 of such calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury at least 30% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

     THE TAX-EXEMPT MONEY MARKET FUNDS. It is the policy of each Tax-Exempt Money Market Fund to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by a Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless, under the circumstances applicable to a particular shareholder, exclusion would be disallowed.

     An investment in a Tax-Exempt Money Market Fund is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code,

H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     In order for the Funds to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of a Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes exempt-interest dividends with respect to such taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

STATE AND LOCAL

     Exempt-interest dividends and other distributions paid by the Tax-Exempt Money Market Funds may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     Dividends paid by the Connecticut Municipal Money Market Fund that qualify as exempt-interest dividends for federal income tax purposes will not be subject to the Connecticut personal income tax imposed on resident and nonresident individuals, trusts and estates to the extent that they are derived from Connecticut Municipal Securities (as defined above). Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from Connecticut Municipal Securities, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax. Dividends paid by the Connecticut Municipal Money Market Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

     Distributions by the Massachusetts Municipal Money Market Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from)
(i) interest on Massachusetts Municipal Securities (as defined above), or (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund. Distributions by the Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts's corporate excise tax.

     With respect to the New York Municipal Money Market Fund, exempt-interest dividends (as defined for federal income tax purposes), derived from interest on New York Municipal Securities (as defined above) will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be exempt from applicable federal, New York State and New York City income taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends by the Fund may be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on all New York Municipal Securities) other than interest on New York Municipal Securities described above are not exempt from New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

     The U.S. Treasury Money Market Fund is structured to provide shareholders, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company, such as the Fund, that are attributable to interest on direct U.S. Treasury obligations or obligations of certain U.S. Government agencies, are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own state.

     Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

MISCELLANEOUS

     Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year. Shareholders of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds will also be advised as to the Connecticut personal income tax, Massachusetts personal income tax and New York personal income tax consequences, respectively, of distributions made each year.

                              TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of Galaxy is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy are referred to as "Interested Trustees."


                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                               TERM OF                                  IN FUND
                            POSITION(S)       OFFICE AND                               COMPLEX(3)
                             HELD WITH         LENGTH OF      PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE(1)      GALAXY         TIME SERVED(2)     DURING PAST 5 YEARS     TRUSTEE      HELD BY TRUSTEE(4)
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

Dwight E. Vicks, Jr.        Chairman &         4/2/86       Chairman & Director,          53         Director, Utica First
Age 68                       Trustee                        Vicks Lithograph &                       Insurance Company; Director,
                                                            Printing Corporation                     SBU Bank; Director, Monitor
                                                            (book manufacturing and                  Life Insurance Company;
                                                            commercial printing).                    Director, Commercial Travelers
                                                                                                     Mutual Insurance Company.

Louis DeThomasis             Trustee           8/10/86      President,                    53         Trustee, Religious Communities
Age 61                                                      Saint Mary's University                  Trust.
                                                            of Minnesota.

Kenneth A Froot(5)           Trustee           12/5/00      Professor of Finance,         53                   None
Age 44                                                      Harvard University.

James M. Seed                Trustee           5/26/88      President, The Astra          53         Chairman and Director,
Age 60                                                      Ventures, Incorporated                   Fischer-Watt Gold Co.;
                                                            (oil and gas exploration;                Director, XSCI, Inc.
                                                            private equity).

INTERESTED TRUSTEE

John T. O'Neill(6)           Trustee,          2/25/88      Private Investor;             53                   None
Age 57                      President &                     Executive Vice President
                            Treasurer                       and Chief Financial
                                                            Officer, Hasbro, Inc.
                                                            (toy and game
                                                            manufacturer) until
                                                            December 1999.

                                       55

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                TERM OF                                 IN FUND
                            POSITION(S)        OFFICE AND                               COMPLEX(3)
                             HELD WITH         LENGTH OF      PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE(1)      GALAXY         TIME SERVED(2)     DURING PAST 5 YEARS     TRUSTEE      HELD BY TRUSTEE(4)
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

                              Vice             9/10/98      Vice President and            N/A                N/A
William Greilich(7)         President                       Division Manager, PFPC
PFPC Inc.                                                   Inc., 1996 to present;
4400 Computer Drive                                         Vice President,
Westborough, MA 01581-5108                                  PFPC Inc., 1991-1996.
Age 47

W. Bruce McConnel(7)        Secretary          4/03/86      Partner of the law firm       N/A                N/A
One Logan Square                                            Drinker Biddle &
18th & Cherry Streets                                       Reath LLP, Philadelphia,
Philadelphia, PA 19103                                      Pennsylvania.
Age 59

Gregory Sackos(7)           Assistant          9/6/01       Director, Fund Accounting     N/A                N/A
PFPC Inc.                   Secretary                       and Administration, PFPC
4400 Computer Drive                                         Inc., 1998 to present;
Westborough, MA 01581-5108                                  Second Vice President,
Age 37                                                      Chase Global Financial
                                                            Services, 1996-1998.


----------
(1). Each trustee may be contacted by writing to the trustee, c/o The Galaxy Fund, 4400 Computer Drive, Westborough, Massachusetts 01581-5108, Attn: William Greilich.

(2). Each trustee holds offices for an indefinite term until the earliest of:
(a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with Galaxy's Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy's Code of Regulations; or (c) Galaxy terminates.

(3). The "Fund Complex" consisting of all registered investment companies for which Fleet or any of its affiliates serves as investment adviser, including Galaxy, The Galaxy VIP Fund and Galaxy Fund II. In addition to Galaxy (40 portfolios), each trustee also serves as a trustee of The Galaxy VIP Fund (8 portfolios) and Galaxy Fund II (5 portfolios). In addition to Galaxy, Mr. Vicks and Mr. O'Neill serve as Chairman and President and Treasurer, respectively, of The Galaxy VIP Fund and Galaxy Fund II.

(4). Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(5). Prior to June 26, 2000, Mr. Froot was a trustee of the Boston 1784 Funds, which was advised by Fleet National Bank, an affiliate of Fleet. On June 26, 2000, the Boston 1784 Funds were reorganized into Galaxy.

(6). Mr. O'Neill is considered to be an Interested Trustee because (i) he owns securities issued by FleetBoston Financial Corporation and (ii) he serves as an officer of Galaxy.

(7). Mr. Greilich, Mr. McConnel and Mr. Sackos also serve as Vice President, Secretary and Assistant Secretary, respectively, of The Galaxy VIP Fund and Galaxy Fund II.

STANDING BOARD COMMITTEES


     The Board of Trustees has established three committees, i.e., Audit, Nominating and Valuation.


     The Audit Committee annually considers the engagement and compensation of Galaxy's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of Galaxy's financial statements. The Audit Committee is a "committee of the whole" in that all of the trustees serve on the Committee. The Audit Committee met four times during the fiscal year ended October 31, 2001.

     The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. The Nominating Committee consists of three Independent Trustees (Messrs. DeThomasis, Seed and Vicks). There were no formal meetings of the Nominating Committee during the fiscal year ended October 31, 2001. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of Galaxy's Secretary.


     The Valuation Committee is responsible for the review of pricing and valuation issues as needed. The Valuation Committee consists of two Independent Trustees (Messrs. Seed and Vicks). There were no formal meetings of the Valuation Committee during the fiscal year ended October 31, 2001.


TRUSTEE OWNERSHIP OF FUND SHARES

     The following table shows the dollar range of shares beneficially owned by each trustee in the Funds and other portfolios of Galaxy, The Galaxy VIP Fund and Galaxy Fund II.

----------------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                    DOLLAR RANGE OF                  PORTFOLIOS IN GALAXY COMPLEX(2)
NAME OF TRUSTEE                             EQUITY SECURITIES IN THE FUNDS(1)              OVERSEEN BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.                  Money Market Fund
                                      $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------
                                      All other Funds:  None                                   over $100,000
----------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot                      Massachusetts Municipal Money Market Fund
                                      over $100,000
----------------------------------------------------------------------------------------------------------------------
                                      All other Funds:  None                                   over $100,000
----------------------------------------------------------------------------------------------------------------------
Louis DeThomasis                      Money Market Fund
                                      over $100,000
----------------------------------------------------------------------------------------------------------------------
                                      All other Funds:  None                                   over $100,000
----------------------------------------------------------------------------------------------------------------------
James M. Seed                         None                                                     over $100,000
----------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------
John T. O'Neill                       Money Market Fund
                                      $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------
                                      Government Money Market Fund
                                      over $100,000
----------------------------------------------------------------------------------------------------------------------
                                      All other Funds:  None                                   over $100,000
----------------------------------------------------------------------------------------------------------------------


----------
(1) Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2001.

(2) Includes Galaxy, The Galaxy VIP Fund, and Galaxy Fund II. As of December 31, 2001, Galaxy consisted of 40 portfolios, The Galaxy VIP Fund consisted of 8 portfolios and Galaxy Fund II consisted of 5 portfolios.


     As of February 5, 2002, the trustees and officers of Galaxy owned less than 1% of its outstanding shares.


BOARD COMPENSATION

     Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to September 8, 2000, each trustee was entitled to receive an annual aggregate fee of $45,000 for his services as a trustee of the Trusts plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as those currently in effect.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of PFPC receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet or any of its affiliates serves as a trustee, officer or employee of Galaxy.

     The following chart provides certain information about the fees received by Galaxy's trustees during the fiscal year ended October 31, 2001.


==================================================================================================================
                                                                          PENSION OR          TOTAL COMPENSATION
                                                                      RETIREMENT BENEFITS      FROM GALAXY AND
                                         AGGREGATE COMPENSATION        ACCRUED AS PART OF       FUND COMPLEX(1)
     NAME OF PERSON/POSITION                 FROM GALAXY                FUND EXPENSES          PAID TO TRUSTEES
------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.
Chairman and Trustee                            $72,717                    None                    $77,000
------------------------------------------------------------------------------------------------------------------
Donald B. Miller(2),(4)
Trustee                                         $68,940                    None                    $73,000
------------------------------------------------------------------------------------------------------------------
Rev. Louis DeThomasis
Trustee                                         $68,940                    None                    $73,000
------------------------------------------------------------------------------------------------------------------
James M. Seed(4)
Trustee                                         $68,940                    None                    $73,000
------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot(3),(4)
Trustee                                         $51,074                    None                    $54,000
------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------
John T. O'Neill(4)                              $71,300                    None                    $75,500
President, Treasurer
and Trustee
------------------------------------------------------------------------------------------------------------------

Bradford S. Wellman
Trustee(2)                                      $29,929                    None                    $31,750
==================================================================================================================

----------
(1) The "Fund Complex" consists of all registered investment companies for which Fleet or any of its affiliates serves as investment adviser, including Galaxy, The Galaxy VIP Fund and Galaxy Fund II. In addition to Galaxy, each trustee also serves as a trustee of The Galaxy VIP Fund and Galaxy Fund II and receives compensation for such services.


(2) Mr. Wellman resigned as a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 14, 2000 and Mr. Miller retired as a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 31, 2001. Each currently serves as an emeritus trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II and receives the same meeting fees as the trustees and reimbursement for expenses incurred in attending meetings.


(3) Mr. Froot was appointed a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 15, 2000.


(4) Deferred compensation (including interest) in the amounts of $68,418, $54,704, ($32,206) and $52,599 accrued during Galaxy's fiscal year ended October 31, 2001 for Messrs. Miller, O'Neill, Seed and Froot, respectively.


SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or for some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

                               INVESTMENT ADVISER

     Fleet, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

     For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the following annual rates:

- with respect to the Money Market, Government Money Market and Tax-Exempt Money Market Funds, 0.40% of the average daily net assets of each Fund; and

- with respect to the U.S. Treasury Money Market, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds, 0.40% of the first $750,000,000 of average daily net assets of each Fund plus 0.35% of the average daily net assets of each Fund in excess of $750,000,000.

     Fleet has advised Galaxy that, with respect to the Money Market, Government Money Market and Tax-Exempt Money Market Funds, it intends to waive advisory fees payable to it by each Fund in an amount equal to 0.05% of the average daily net assets of each Fund to the extent that a Fund's net assets exceed $750,000,000.

     During the last three fiscal years, Galaxy paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:


                                                 FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                            2001(1)          2000              1999
----                                            -------          ----              ----
Money Market                                 $19,390,202      $16,107,708       $13,842,448
Government Money Market                      $ 3,416,813      $ 3,616,091       $ 4,000,037
U.S. Treasury Money Market                   $ 5,803,677      $ 4,438,357       $ 4,011,663
Tax-Exempt Money Market                      $ 6,328,169      $ 3,680,430       $ 2,320,683
Connecticut Municipal Money Market           $ 1,142,691      $ 1,043,059       $   856,115
Massachusetts Municipal Money Market         $ 2,154,575      $ 1,214,975       $   810,887


----------
(1) As of October 31, 2001, the New York Municipal Money Market Fund had not yet commenced operations.

     During the last three fiscal years, Fleet waived advisory fees as set forth below:

                                                 FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                             2001             2000              1999
----                                             ----             ----              ----
Money Market                                    $2,342,007       $1,872,324        $1,548,921
Government Money Market                         $   59,732       $   87,817        $  142,862
U.S. Treasury Money Market                      $        0       $        0        $        0
Tax-Exempt Money Market                         $  475,660       $  147,706        $        0
Connecticut Municipal Money Market              $        0       $        0        $        0
Massachusetts Municipal Money Market            $        0       $        0        $        0


     During the last three fiscal years, Fleet reimbursed expenses as follows:


                                                FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                            2001             2000              1999
----                                            ----             ----              ----
Money Market                                    $  0              $ 0             $    0
Government Money Market                         $  0              $ 0             $    0
U.S. Treasury Money Market                      $  0              $ 0             $    0
Tax-Exempt Money Market                         $  0              $ 0             $2,099
Connecticut Municipal Money Market              $  0              $ 0             $    0
Massachusetts Municipal Money Market            $  0              $ 0             $    0


     The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice and will terminate immediately in the event of its assignment.

ANNUAL BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     At a meeting held on May 31, 2001, the Board of Trustees of Galaxy, including the Independent Trustees, approved the continuation of Galaxy's investment advisory agreement with Fleet with respect to each Fund for an additional one-year period. In connection with such approval, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of Fleet's services provided to each Fund and Fleet's experience and qualifications. Among other items, the trustees also reviewed and considered: (1) a Lipper report comparing the advisory fees and total expense ratio of each class of shares of each Fund to Lipper data on investment objective peer group averages, industry peer group averages and bank peer group averages; (2) a report on Galaxy's advisory fee structure, which included the proposed implementation of new breakpoints in the advisory fees for certain of Galaxy's equity and bond portfolios and a comparison of the proposed fees (after implementation of the breakpoints) to Lipper data describing the median advisory fees for funds with similar investment objectives; (3) a report on the assets, advisory fees, advisory fee waivers and expense reimbursements for each Fund;
(4) a Lipper report comparing: (i) the performance of each class of shares of each Fund to the applicable Lipper average and performance universe (e.g. all large cap core equity funds) average, (ii) the contractual management fee for each Fund with that of funds with the same investment classification, (iii) the expenses for each class of shares of each Fund to bank group and non-bank group averages, and (iv) the expense ratio components (such as contractual management fees and actual administrative fees) for each class of shares of each Fund to bank groups and non-bank groups; and (5) a report on Fleet's profitability related to providing advisory services to Galaxy after taking into account (i) advisory fees and any other benefits realized by Fleet or any of its affiliates as a result of Fleet's role as advisor to Galaxy, and (ii) the direct and indirect expenses incurred by Fleet in providing such advisory services to Galaxy. The Board also considered a report on soft dollar commissions which included information on brokers and total commissions paid for each Fund for the fiscal year ended October 31, 2000, as well as information on the types of research and services obtained by Fleet in connection with soft dollar commissions.

     After discussion, the Board of Trustees concluded that Fleet had the capabilities, resources and personnel necessary to manage Galaxy. The Board of Trustees also concluded that based on the services that Fleet would provide to Galaxy under the investment advisory agreement and the expenses incurred by Fleet in the performance of such services, the compensation to be paid to Fleet was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the investment advisory agreement with Fleet for an additional one-year period.

                                 ADMINISTRATOR

     PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is an indirect majority-owned subsidiary of PNC Financial Services Group.

     PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates, effective May 31, 2001:

                    COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
                    ---------------------------------           -----------
                    Up to $2.5 billion                             0.090%
                    From $2.5 to $5 billion                        0.085%
                    From $5 to $12 billion                         0.075%
                    From $12 to $15 billion                        0.065%
                    From $15 to $18 billion                        0.060%
                    From $18 to $21 billion                       0.0575%
                    From $21 to $30 billion                       0.0525%
                    Over $30 billion                               0.050%

     For the period from June 26, 2000 through May 30, 2001, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates:

                    COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
                    ---------------------------------           -----------
                    Up to $2.5 billion                             0.090%
                    From $2.5 to $5 billion                        0.085%
                    From $5 to $12 billion                         0.075%
                    From $12 to $15 billion                        0.065%
                    From $15 to $18 billion                        0.060%
                    From $18 to $21 billion                       0.0575%
                    Over $21 billion                              0.0525%

     Prior to June 26, 2000, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy at the following rates:

                    COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
                    ---------------------------------           -----------
                    Up to $2.5 billion                             0.090%
                    From $2.5 to $5 billion                        0.085%
                    From $5 to $12 billion                         0.075%
                    From $12 to $15 billion                        0.065%
                    From $15 to $18 billion                        0.060%
                    Over $18 billion                              0.0575%


     PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services. For the fiscal year ended October 31, 2001, the Money Market, Government Money Market, Tax-Exempt Money Market, U.S. Treasury Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds paid PFPC administration fees at the effective annual rate of 0.07% of each Fund's average daily net assets. As of October 31, 2001, the New York Municipal Money Market Fund had not yet commenced operations.

     During the last three fiscal years, the Funds paid administration fees (net of fee waivers) to PFPC as set forth below:


                                                 FOR THE FISCAL YEARS ENDED OCTOBER 31:

FUND                                          2001(1)            2000              1999
----                                          -------            ----              ----
Money Market                                $ 3,587,579       $3,179,857        $2,885,072
Government Money Market                     $   571,558       $  659,767        $  778,896
U.S. Treasury Money Market                  $ 1,021,223       $  822,341        $  779,542
Tax-Exempt Money Market                     $ 1,120,066       $  667,581        $  435,865
Connecticut Municipal Money Market          $   189,968       $  185,381        $  160,459
Massachusetts Municipal Money Market        $   358,159       $  214,326        $  151,558


----------
(1) As of October 31, 2001, the New York Municipal Money Market Fund had not commenced operations.

     Under the administration agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect with respect to each Fund until May 31, 2004 and thereafter will continue for additional terms of one-year each, provided such continuance is specifically reviewed and approved at least annually (i) by vote of a majority of Galaxy's Board of Trustees or by vote of a majority of the outstanding shares of such Fund and
(ii) by a majority of Galaxy's Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement.

                          CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of J.P. Morgan Chase & Co., serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement.

     Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     PFPC, serves as the Funds' transfer and dividend disbursing agent, pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

     PFPC may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Money Market, Government Money Market and U.S. Treasury Money Market Funds held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by PFPC for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Money Market, Government Money Market and U.S. Treasury Funds Money Market to PFPC have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.


     Fleet Bank, an affiliate of Fleet, is paid a fee for Sub-Account Services performed with respect to Trust Shares of the Money Market, Government Money Market and U.S. Treasury Money Market Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank is paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended October 31, 2001, Fleet Bank received $192,668 for Sub-Account Services. PFPC bears this expense directly, and shareholders of Trust Shares of these Funds bear this expense indirectly through fees paid to PFPC for transfer agency services.


                                    EXPENSES

     Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

     Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     The Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of any of these Funds.

     In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

     Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.


     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 2001, the Funds did not own any securities of their regular brokers or dealers.


       Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                  SHAREHOLDER SERVICES PLAN -- RETAIL A SHARES

     Galaxy has adopted a Shareholder Services Plan with respect to Retail A Shares of each Fund that offers Retail A Shares pursuant to which Galaxy intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Retail A Shares in consideration for payment of up to 0.50% (on an annualized basis) of the average daily net asset value of Retail A Shares of a Fund beneficially owned by such customers. Services under the Shareholder Services Plan may include: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PFPC Distributors; processing dividend payments from a Fund; providing customers with information as to their positions in Retail A Shares; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Such services are intended to supplement the services provided by PFPC as administrator and transfer agent.

     Although the Shareholder Services Plan has been approved with respect to Retail A Shares of the Funds and Trust Shares of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds, as of the date of this Statement of Additional Information, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to no more than 0.10% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of October 31, 2001, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

     Each Servicing Agreement between Galaxy and an institution relating to the Shareholder Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the institution agree to waive a portion of the servicing fee payable to it under the Shareholder Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

     During the last three fiscal years, Galaxy made payments to institutions (net of expense reimbursements) with respect to Retail A Shares of the Money Market, Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds as shown in the table below:


                                                FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND(3)                                        2001              2000             1999
----                                           ----              ----             ----
Money Market                                 $2,909,354      $2,471,865      $ 2,222,784
Government Money Market                      $  337,056      $  336,331      $   360,723
U.S. Treasury Money Market                   $  606,677      $  553,468      $   590,338
Tax-Exempt Money Market                      $  223,192      $  179,525      $   169,840
Connecticut Municipal Money Market           $  285,069      $  223,979(2)   $   137,245(1)
Massachusetts Municipal Money Market         $  413,776      $  260,134(2)   $   133,010(1)


----------
(1) For the fiscal year ended October 31, 1999, Fleet and affiliates reimbursed shareholder servicing fees of $76,784 for the Connecticut Municipal Money Market Fund, and $69,250 for the Massachusetts Municipal Money Market Fund.
(2) For the fiscal year ended October 31, 2000, Fleet and affiliates reimbursed shareholder service fees of $31,226 for the Connecticut Municipal Money Market Fund, and $31,446 for the Massachusetts Municipal Money Market Fund.

(3) As of October 31, 2001, the New York Municipal Money Market Fund had not yet commenced operations.


     Galaxy's Servicing Agreements are governed by the Shareholder Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Shareholder Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with institutions must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved Galaxy's arrangements with institutions based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with institutions must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with institutions are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                        DISTRIBUTION AND SERVICES PLANS

                              RETAIL B SHARE PLAN

     Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Retail B Shares of the Money Market Fund (the "Retail B Share Plan"). Under the Retail B Share Plan, Galaxy may pay (a) PFPC Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and
(c) institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and
(vii) receiving, translating and transmitting proxies executed by beneficial owners.

     Under the Retail B Share Plan, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of 0.65% of the average daily net assets attributable to the Money Market Fund's outstanding Retail B Shares, and
(ii) to an institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to the Money Market Fund's outstanding Retail B Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the Money Market Fund's payments for shareholder liaison and administrative support services under the Retail B Share Plan to an aggregate fee of not more than 0.10% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions.

     During the last three fiscal years, Retail B Shares of the Money Market Fund paid distribution fees and shareholder servicing fees (net of expense reimbursements) under the Retail B Share Plan as set forth in the table below:


                                                                               SHAREHOLDER
FOR THE FISCAL YEARS ENDED OCTOBER 31:             DISTRIBUTION FEES          SERVICES FEES
--------------------------------------             -----------------          -------------
2001(1)                                                 $24,228                  $2,977
2000(1)                                                 $15,230                   $ 559
1999(1)                                                 $14,506                   $ 300


-----------

(1) For the fiscal years ended October 31, 2001, 2000 and 1998, Fleet and affiliates reimbursed shareholder servicing fees of $500, $1,616 and $374, respectively.


During this period, all amounts paid under the Retail B Share Plan were attributable to payments to broker-dealers.

                                PRIME SHARE PLAN

     Galaxy has also adopted a Distribution and Services Plan pursuant to the Rule with respect to Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds (the "Prime Share Plan"). Under the Prime Share Plan, Galaxy may pay (i) PFPC Distributors or another person for distribution services provided and expenses assumed, and (ii) broker-dealers, financial institutions or other organizations for shareholder administrative support services provided to holders of Prime Shares of the Funds. Payments to PFPC Distributors are to compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of Prime Shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing printing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing prospectuses and statements of additional information (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Prime Share Plan.

     The servicing agreements adopted under the Prime Share Plan require the organizations receiving such compensation to perform certain services, including providing administrative services with respect to the beneficial owners of Prime Shares of the Funds, such as establishing and maintaining accounts and records for their customers who invest in such shares, assisting customers in processing purchase, exchange and redemption requests and/or in changing dividend options and account descriptions, developing, maintaining and supporting systems necessary to support cash management services, such as sweep arrangements, and responding to customer inquiries concerning their investments.

     Under the Prime Share Plan, payments by Galaxy (i) for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets attributable to each Fund's Prime Shares, and (ii) to a broker-dealer, financial institution, or other organizations for shareholder administrative support services may not exceed 0.25% (annualized) of the average daily net assets attributable to each Fund's outstanding Prime Shares which are owned of record or beneficially by that organization's customers for whom the organization is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the payments under the Prime Share Plan to an aggregate fee of not more than 0.45% (on an annualized basis) of the average daily net assets of each Fund's Prime Shares. In addition, Fleet may make payments for distribution assistance and for shareholder administrative support services from its own resources, which may include the advisory fee paid by each Fund.

                    RETAIL B SHARE PLAN AND PRIME SHARE PLAN

     Payments for distribution expenses under the Retail B Share Plan and Prime Share Plan (together the "12b-1 Plans") are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plans provide that reports of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. Each 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of the Money Market Fund or Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds, as the case may be, may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

     Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the Retail B Share Plan will benefit the Money Market Fund and the holders of its Retail B Shares and that the Prime Share Plan will benefit the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds and the holders of their Prime Shares. The 12b-1 Plans are subject to annual reapproval by a majority of the 12b-1 Trustees and are terminable at any time with respect to the Funds by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of Retail B Shares with respect to the Retail B Share Plan, or by vote of the holders of a majority of Prime Shares with respect to the Prime Share Plan. Agreements entered into pursuant to the 12b-1 Plans with a broker-dealer, financial institution, or other organization are terminable with respect to the Funds without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Retail B Shares with respect to the Retail B Share Plan, or by vote of the holders of a majority of Prime Shares with respect to the Prime Share Plan, by PFPC Distributors, or by the broker-dealer, financial institution, or other organization. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plans are in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

                                  DISTRIBUTOR

     PFPC Distributors serves as Galaxy's distributor. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

     Unless otherwise terminated, the Distribution Agreement between Galaxy and PFPC Distributors remains in effect until January 1, 2003, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.


     PFPC Distributors is entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Money Market Fund. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") served as Galaxy's distributor and was entitled to the payment of the contingent deferred sales charges upon the redemption of Retail B Shares of the Money Market Fund. Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as Galaxy's distributor and was entitled to the payment of the contingent deferred sales charges upon the redemption of Retail B Shares of the Money Market Fund. For the fiscal years ended October 31, 2001, 2000 and 1999, PFPC Distributors, PDI and/or FD Distributors received contingent deferred sales charges of $30,260, $31,010 and $26,785, respectively, in connection with Retail B Share redemptions in the Money Market Fund.

     The following table shows all sales charges, commissions and other compensation received by PFPC Distributors and/or PDI directly or indirectly from the Funds during the fiscal year ended October 31, 2001:


                                                                                BROKERAGE
                                 NET UNDERWRITING      COMPENSATION ON       COMMISSIONS IN
                                  DISCOUNTS AND        REDEMPTION AND      CONNECTION WITH FUND       OTHER
FUND                              COMMISSIONS(1)        REPURCHASE(2)         TRANSACTIONS        COMPENSATION(3)
----                              --------------        -------------         ------------        ---------------
Money Market                         $ 30,260               $30,260                $ 0              $2,938,195
Government Money Market              $      0               $     0                $ 0              $  335,547
Tax-Exempt Money Market              $      0               $     0                $ 0              $  211,246
U.S. Treasury Money Market           $      0               $     0                $ 0              $  583,267
Connecticut
  Municipal Money                    $      0               $     0                $ 0              $  284,029
  Market
Massachusetts
  Municipal Money
  Market                             $      0               $     0                $ 0              $  418,590


----------
(1) Represents amounts received from commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares.

(3) Represents payments made under the Shareholder Services Plan for Retail A Shares and Distribution and Services Plan for Retail B Shares during the fiscal year ended October 31, 2001, which includes fees accrued in the fiscal year ended October 31, 2000, which were paid in 2001 (see "Shareholder Services Plan - Retail A Shares" and "Distribution and Services Plans - Retail B Share Plan" above).


                                    AUDITORS


     Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02116, currently serve as auditors for Galaxy. The financial highlights for the respective Funds included in the Prospectuses and the information for the Funds contained in the Annual Report for the fiscal years ended on or before October 31, 1998 were audited by Galaxy's former auditors.


                                    COUNSEL


     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, Secretary of Galaxy, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, are counsel to Galaxy and will pass upon certain legal matters on its behalf. The law firm of Day, Berry & Howard, LLP, City Place I, Hartford, Connecticut 06103-3499, serves as special Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Connecticut Municipal Money Market Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110, serves as special Massachusetts counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Massachusetts Municipal Money Market Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities. The law firm of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as special New York counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New York Municipal Money Market Fund concerning New York taxes and the description of special considerations relating to New York Municipal Securities.


                                CODES OF ETHICS

     Galaxy and Fleet have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to the particular Code of Ethic to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

                       PERFORMANCE AND YIELD INFORMATION

     The standardized annualized seven-day yields for the Funds are computed by:
(1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) annualizing the results (I.E., multiplying the base period return by (365/7)). The net change in the value of the account in each Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


     In addition, the Tax-Exempt Money Market, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds may calculate a "tax-equivalent yield." The tax-equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt. Tax-equivalent yields assume the payment of federal income taxes at a rate of 30.5%. Tax-equivalent yields of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds assume 41.40%, 42.00% and 42.80% combined federal and state tax rates, respectively, and indicate what each Fund would have had to earn to equal its actual yield, assuming that income earned by a Fund is 100% tax-exempt.


     The current yields for the Funds may be obtained by calling PFPC Distributors at 1-877-289-4252.

     For the seven-day period ended October 31, 2001, the annualized yields and effective yields for Retail A Shares of the Money Market, Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, and the tax-equivalent yield for Retail A Shares of the Tax-Exempt Money Market Fund, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, were as set forth below:


                                                                                 TAX-EQUIVALENT
FUND                                          ANNUALIZED YIELD  EFFECTIVE YIELD       YIELD
----                                          ----------------  ---------------       -----
Money Market                                       2.34%             2.36%              *
Government Money Market                            2.07%             2.10%              *
U.S. Treasury Money Market                         2.06%             2.08%              *
Tax-Exempt Money Market                            1.62%             1.64%            2.33%
Connecticut Municipal Money Market                 1.46%             1.47%            2.49%
Massachusetts Municipal Money Market               1.62%             1.63%            2.79%

----------
*  Not applicable.


     As of October 31, 2001, the New York Municipal Money Market Fund had not yet commenced operations.

     For the seven-day period ended October 31, 2001, the annualized yields and effective yields for Trust Shares of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds, and the tax-equivalent yield for Trust Shares of the Tax-Exempt Money Market Fund were as set forth below:


                                                                                 TAX-EQUIVALENT
FUND                                          ANNUALIZED YIELD  EFFECTIVE YIELD       YIELD
----                                          ----------------  ---------------       -----
Money Market                                       2.51%             2.54%              *
Government Money Market                            2.24%             2.26%              *
U.S. Treasury Money Market                         2.20%             2.22%              *
Tax-Exempt Money Market                            1.75%             1.77%            2.52%

----------
*    Not applicable

     For the seven-day period ended October 31, 2001, the annualized yield and effective yield for Retail B Shares of the Money Market Fund were 1.52% and 1.53%, respectively.

     The U.S. Treasury Fund may calculate a "state flow through yield," which shows the level of taxable yield needed to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The state flow through yield refers to that portion of income that is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities and which qualifies for exemption from state taxes. The yield calculation assumes that 100% of the interest income is exempt from state personal income tax. A state flow through yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate. Based on the foregoing calculation and assuming, for purposes of illustration, state income tax rates of 3%, 7% and 11%, the state flow through yields for the seven-day period ended October 31, 2001 for Retail A Shares and Trust Shares of the U.S. Treasury Money Market Fund were as set forth below:


SERIES                                    3%               7%               11%
------                                    --               --               ---

Retail A Shares                         2.12%             2.22%            2.31%
Trust Shares                            2.27%             2.37%            2.47%


     Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds were not offered prior to the date of this Statement of Additional Information.

TAX-EQUIVALENCY TABLES - CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET FUNDS


     The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds may use tax-equivalency tables in advertising and sales literature. The interest earned by the Municipal Securities in the Funds' respective portfolios generally remains free from federal regular income tax, and from the regular personal income tax imposed by Connecticut, Massachusetts and New York. Some portion of either Fund's income may, however, be subject to the federal alternative minimum tax and state and local regular or alternative minimum taxes. As the tables below indicate, "tax-free" investments may be attractive choices for investors, particularly in times of narrow spreads between "tax-free" and taxable yields. The tax-exempt yields used here are hypothetical and no assurance can be made that a Fund will obtain any particular yield. A Fund's yield fluctuates as market conditions change.

     The tax brackets and related yield calculations are based upon the expected 2002 state marginal tax rates and the 2002 Federal marginal tax rates adjusted to reflect changes in rates for 2002 as enacted by the Economic Growth and Tax Relief Reconciliation Act of 2001 (the "Act"), which was signed into law on June 7, 2001. As enacted, the Act will reduce Federal marginal tax rates gradually until 2006. The combined Federal and state rate reflects an assumed deduction of the state tax liability. In fact, however, certain limitations on this deductibility may apply. Also, the tables do not reflect the phase out of personal exemptions and itemized deductions, which will apply to certain higher income taxpayers.


     These are not indicators of past or future performance of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds.

     Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent for each chart. Moreover, the charts do not reflect the possible effect of all items relating to the effective marginal tax rate, such as alternative minimum tax, personal exemptions, tax credits, the phase-out of exemptions or credits, itemized deductions (including the federal deduction for state taxes paid) or the possible partial disallowance of deductions.

     Note: The charts below do not address taxable equivalent yields applicable to married taxpayers filing separate returns or heads of households.


     Investors are urged to consult their own tax advisors as to these matters.

CONNECTICUT:  2002


Equivalency yields: Tax-Exempt


                                              CONNECTICUT TAX-EQUIVALENT
                                   COMBINED   YIELDS**
$TAXABLE INCOME*  STATE   FEDERAL  EFFECTIVE  ------------------------------------------------------------------------------------
SINGLE            RATE    RATE     RATE       2.0%   2.5%    3.0%     3.5%   4.0%    4.5%  5.0%     5.5%   6.0%    6.5%    7.0%
----------------------------------------------------------------------------------------------------------------------------------
$0-6,000          3.00%   10.0%    12.70%     2.29%  2.86%   3.44%    4.01%  4.58%   5.15%  5.73%   6.30%   6.87%   7.45%   8.02%
6,001-27,950      3.96%   15.0%    18.37%     2.45%  3.06%   3.68%    4.29%  4.90%   5.51%  6.13%   6.74%   7.35%   7.96%   8.58%
27,951-67,700     4.50%   27.0%    30.29%     2.87%  3.59%   4.30%    5.02%  5.74%   6.46%  7.17%   7.89%   8.61%   9.32%  10.04%
67,701-141,250    4.50%   30.0%    33.15%     2.99%  3.74%   4.49%    5.24%  5.98%   6.73%  7.48%   8.23%   8.98%   9.72%  10.47%
$141,251-307,050  4.50%   35.0%    37.93%     3.22%  4.03%   4.83%    5.64%  6.44%   7.25%  8.06%   8.86%   9.67%  10.47%  11.28%
Over 307,050      4.50%   38.6%    41.36%     3.41%  4.26%   5.12%    5.97%  6.82%   7.67%  8.53%   9.38%  10.23%  11.08%  11.94%
----------------------------------------------------------------------------------------------------------------------------------




$TAXABLE INCOME*                     COMBINED  CONNECTICUT TAX-EQUIVALENT YIELDS**
MARRIED FILING    STATE     FEDERAL  EFFECTIVE -------------------------------------------------------------------------------------
JOINTLY           RATE      RATE     RATE      2.0%   2.5%    3.0%     3.5%   4.0%    4.5%    5.0%   5.5%   6.0%     6.5%     7.0%
------------------------------------------------------------------------------------------------------------------------------------
$0-12,000          3.00%    10.0%    12.70%    2.29%  2.86%   3.44%    4.01%  4.58%   5.15%   5.73%  6.30%   6.87%    7.45%    8.02%
12,001-46,700      3.825%   15.0%    18.25%    2.45%  3.06%   3.67%    4.28%  4.89%   5.50%   6.12%  6.73%   7.34%    7.95%    8.56%
46,701-112,850     4.50%    27.0%    30.29%    2.87%  3.59%   4.30%    5.02%  5.74%   6.46%   7.17%  7.89%   8.61%    9.32%   10.04%
112,851-171,950    4.50%    30.0%    33.15%    2.99%  3.74%   4.49%    5.24%  5.98%   6.73%   7.48%  8.23%   8.98%    9.72%   10.47%
171,951-307,050    4.50%    35.0%    37.93%    3.22%  4.03%   4.83%    5.64%  6.44%   7.25%   8.06%  8.86%   9.67%   10.47%   11.28%
Over 307,050       4.50%    38.6%    41.36%    3.41%  4.26%   5.12%    5.97%  6.82%   7.67%   8.53%  9.38%  10.23%   11.08%   11.94%
------------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Connecticut tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Connecticut taxable income may differ due to differences in exemptions, itemized deductions or other items.
** Each entry represents the taxable yield that is the equivalent to the specified Federal and Connecticut tax-exempt yield for a Connecticut tax payer in the specified income bracket.

MASSACHUSETTS:  2002


Equivalent Yields:  Tax-Exempt

                                 COMBINED  MASSACHUSETTS TAX-EQUIVALENT YIELDS**
$TAXABLE         STATE   FEDERAL EFFECTIVE ----------------------------------------------------------------------------------------
INCOME SINGLE*   RATE    RATE    RATE      2.0%    2.5%    3.0%   3.5%    4.0%    4.5%   5.0%     5.5%     6.0%     6.5%     7.0%
-----------------------------------------------------------------------------------------------------------------------------------
$0-6,000         5.30%   10.0%   14.77%    2.35%   2.93%   3.52%  4.11%   4.69%   5.28%  5.87%    6.45%     7.04%    7.63%    8.21%
6,001-27,950     5.30%   15.0%   19.51%    2.48%   3.11%   3.73%  4.35%   4.97%   5.59%  6.21%    6.83%     7.45%    8.08%    8.70%
27,951-67,700    5.30%   27.0%   30.87%    2.89%   3.62%   4.34%  5.06%   5.79%   6.51%  7.23%    7.96%     8.68%    9.40%   10.13%
67,701-141,250   5.30%   30.0%   33.71%    3.02%   3.77%   4.53%  5.28%   6.03%   6.79%  7.54%    8.30%     9.05%    9.81%   10.56%
141,251-307,050  5.30%   35.0%   38.45%    3.25%   4.06%   4.87%  5.69%   6.50%   7.31%  8.12%    8.94%     9.75%   10.56%   11.37%
Over 307,050     5.30%   38.6%   41.85%    3.44%   4.30%   5.16%  6.02%   6.88%   7.74%  8.60%    9.46%    10.32%   11.18%   12.04%

-----------------------------------------------------------------------------------------------------------------------------------




$TAXABLE
INCOME*                          COMBINED  MASSACHUSETTS TAX-EQUIVALENT YIELDS**
MARRIED FILING   STATE   FEDERAL EFFECTIVE ----------------------------------------------------------------------------------------
JOINTLY          RATE    RATE    RATE      2.0%    2.5%    3.0%   3.5%    4.0%    4.5%     5.0%    5.5%     6.0%     6.5%     7.0%
-----------------------------------------------------------------------------------------------------------------------------------
$0-12,000        5.30%   10.0%   14.77%    2.35%   2.93%   3.52%  4.11%   4.69%   5.28%    5.87%   6.45%    7.04%    7.63%    8.21%
12,001-46,700    5.30%   15.0%   19.51%    2.48%   3.11%   3.73%  4.35%   4.97%   5.59%    6.21%   6.83%    7.45%    8.08%    8.70%
46,701-112,850   5.30%   27.0%   30.87%    2.89%   3.62%   4.34%  5.06%   5.79%   6.51%    7.23%   7.96%    8.68%    9.40%   10.13%
112,851-171,950  5.30%   30.0%   33.71%    3.02%   3.77%   4.53%  5.28%   6.03%   6.79%    7.54%   8.30%    9.05%    9.81%   10.56%
171,951-307,050  5.30%   35.0%   38.45%    3.25%   4.06%   4.87%  5.69%   6.50%   7.31%    8.12%   8.94%    9.75%   10.56%   11.37%
Over 307,050     5.30%   38.6%   41.85%    3.44%   4.30%   5.16%  6.02%   6.88%   7.74%    8.60%   9.46%   10.32%   11.18%   12.04%

-----------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Massachusetts tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Massachusetts taxable income may differ due to differences in exemptions, itemized deductions or other items.
** Each entry represents the taxable yield that is the equivalent to the specified Federal and Massachusetts tax-exempt yield for a Massachusetts tax payer in the specified income bracket.

NEW YORK STATE AND CITY: 2002


Equivalent Yields:  Tax-Exempt


                                                      NEW YORK   NEW YORK
                                                      STATE      STATE CITY
                                                      AND        AND
$TAXABLE                           STATE              FEDERAL    FEDERAL
INCOME*            CITY     STATE  CITY      FEDERAL  EFFECTIVE  EFFECTIVE
SINGLE             RATE***  RATE   COMBINED  RATE     RATE       RATE***
------------------------------------------------------------------------------
$0-6,000           2.907%   4.00%   6.91%    10.0%       13.6%   16.2163%
$6,001-8,000       2.907%   4.00%   6.91%    15.0%       18.4%   20.8710%
$8,001-11,000      2.907%   4.50%   7.41%    15.0%     18.825%   21.2960%
$11,001-12,000     2.907%   5.25%   8.16%    15.0%    19.4625%   21.9335%
$12,001-13,000     3.534%   5.25%   8.78%    15.0%    19.4625%   22.4664%
$13,001-20,000     3.534%   5.90%   9.43%    15.0%     20.015%   23.0189%
$20,001-25,000     3.534%   6.85%  10.38%    15.0%    20.8225%   23.8264%
$25,001-27,950     3.591%   6.85%  10.44%    15.0%    20.8225%   23.8749%
$27,951-50,000     3.591%   6.85%  10.44%    27.0%    32.0005%   34.6219%
$50,001-67,700     3.648%   6.85%  10.50%    27.0%    32.0005%   34.6635%
$67,701-141,250    3.648%   6.85%  10.50%    30.0%    34.7950%   37.3486%
141,251 - 307,050  3.648%   6.85%  10.50%    35.0%    39.4525%   41.8237%
Over 307,050       3.648%   6.85%  10.50%    38.6%    42.8059%   45.0458%

------------------------------------------------------------------------------

                   NEW YORK TAX EQUIVALENT
$TAXABLE           ----------------------------------------------------------------------------------------------
INCOME*
SINGLE             2.0%     2.5%    3.0%   3.5%    4.0%      4.5%     5.0%     5.5%     6.0%     6.5%     7.0%
-----------------------------------------------------------------------------------------------------------------
$0-6,000           2.39%    2.98%   3.58%  4.18%   4.77%     5.37%    5.97%    6.56%    7.16%    7.76%    8.35%
$6,001-8,000       2.53%    3.16%   3.79%  4.42%   5.06%     5.69%    6.32%    6.95%    7.58%    8.21%    8.85%
$8,001-11,000      2.54%    3.18%   3.81%  4.45%   5.08%     5.72%    6.35%    6.99%    7.62%    8.26%    8.89%
$11,001-12,000     2.56%    3.20%   3.84%  4.48%   5.12%     5.76%    6.40%    7.05%    7.69%    8.33%    8.97%
$12,001-13,000     2.58%    3.22%   3.87%  4.51%   5.16%     5.80%    6.45%    7.09%    7.74%    8.38%    9.03%
$13,001-20,000     2.60%    3.25%   3.90%  4.55%   5.20%     5.85%    6.50%    7.14%    7.79%    8.44%    9.09%
$20,001-25,000     2.63%    3.28%   3.94%  4.59%   5.25%     5.91%    6.56%    7.22%    7.88%    8.53%    9.19%
$25,001-27,950     2.63%    3.28%   3.94%  4.60%   5.25%     5.91%    6.57%    7.22%    7.88%    8.54%    9.20%
$27,951-50,000     3.06%    3.82%   4.59%  5.35%   6.12%     6.88%    7.65%    8.41%    9.18%    9.94%   10.71%
$50,001-67,700     3.06%    3.83%   4.59%  5.36%   6.12%     6.89%    7.65%    8.42%    9.18%    9.95%   10.71%
$67,701-141,250    3.19%    3.99%   4.79%  5.59%   6.38%     7.18%    7.98%    8.78%    9.58%   10.37%   11.17%
141,251 - 307,050  3.44%    4.30%   5.16%  6.02%   6.88%     7.74%    8.59%    9.45%   10.31%   11.17%   12.03%
Over 307,050       3.64%    4.55%   5.46%  6.37%   7.28%     8.19%    9.10%   10.01%   10.92%   11.83%   12.74%

-----------------------------------------------------------------------------------------------------------------



                                                       NEW YORK     NEW YORK
                                                       STATE        STATE CITY
                                                       AND          AND
$TAXABLE                                               FEDERAL      FEDERAL
INCOME* MARRIED    CITY      STATE   CITY     FEDERAL  EFFECTIVE    EFFECTIVE
FILING JOINTLY     RATE***   RATE    COMBINED RATE     RATE         RATE***
-------------------------------------------------------------------------------
$0-12,000          2.907%    4.00%    6.91%    10.0%      13.6%      16.2163%
$12,001-16,000     2.907%    4.00%    6.91%    15.0%      18.4%      20.8710%
$16,001-21,600     2.907%    4.50%    7.41%    15.0%    18.825%      21.2960%
$21,601-22,000     3.534%    4.50%    8.03%    15.0%    18.825%      21.8289%
$22,001-26,000     3.534%    5.25%    8.78%    15.0%   19.4625%      22.4664%
$26,001-40,000     3.534%    5.90%    9.43%    15.0%   20.0150%      23.0189%
$40,001-45,000     3.534%    6.85%   10.38%    15.0%   20.8225%      23.8264%
$45,001-46,700     3.591%    6.85%   10.44%    15.0%   20.8225%      23.8749%
$46,701-90,000     3.591%    6.85%   10.44%    27.0%   32.0005%      34.6219%
$90,001-112,850    3.648%    6.85%   10.50%    27.0%   32.0005%      34.6635%
$112,851-171,950   3.648%    6.85%   10.50%    30.0%   34.7950%      37.3486%
$171,951- 307,050  3.648%    6.85%   10.50%    35.0%   39.4525%      41.8237%
Over 307,050       3.648%    6.85%   10.50%    38.6%   42.8059%      45.0458%

-------------------------------------------------------------------------------


$TAXABLE            NEW YORK TAX EQUIVALENT YIELDS:****
INCOME* MARRIED     ----------------------------------------------------------------------------------------------------
FILING JOINTLY      2.0%      2.5%     3.0%       3.5%     4.0%     4.5%     5.0%      5.5%     6.0%    6.5%     7.0%
------------------------------------------------------------------------------------------------------------------------
$0-12,000           2.39%     2.98%     3.58%      4.18%   4.77%    5.37%    5.97%     6.56%    7.16%   7.76%    8.35%
$12,001-16,000      2.53%     3.16%     3.79%      4.42%   5.06%    5.69%    6.32%     6.95%    7.58%   8.21%    8.85%
$16,001-21,600      2.54%     3.18%     3.81%      4.45%   5.08%    5.72%    6.35%     6.99%    7.62%   8.26%    8.89%
$21,601-22,000      2.56%     3.20%     3.84%      4.48%   5.12%    5.76%    6.40%     7.04%    7.68%   8.32%    8.95%
$22,001-26,000      2.58%     3.22%     3.87%      4.51%   5.16%    5.80%    6.45%     7.09%    7.74%   8.38%    9.03%
$26,001-40,000      2.60%     3.25%     3.90%      4.55%   5.20%    5.85%    6.50%     7.14%    7.79%   8.44%    9.09%
$40,001-45,000      2.63%     3.28%     3.94%      4.59%   5.25%    5.91%    6.56%     7.22%    7.88%   8.53%    9.19%
$45,001-46,700      2.63%     3.28%     3.94%      4.60%   5.25%    5.91%    6.57%     7.22%    7.88%   8.54%    9.20%
$46,701-90,000      3.06%     3.82%     4.59%      5.35%   6.12%    6.88%    7.65%     8.41%    9.18%   9.94%   10.71%
$90,001-112,850     3.06%     3.83%     4.59%      5.36%   6.12%    6.89%    7.65%     8.42%    9.18%   9.95%   10.71%
$112,851-171,950    3.19%     3.99%     4.79%      5.59%   6.38%    7.18%    7.98%     8.78%    9.58%  10.37%   11.17%
$171,951- 307,050   3.44%     4.30%     5.16%      6.02%   6.88%    7.74%    8.59%     9.45%   10.31%  11.17%   12.03%
Over 307,050        3.64%     4.55%     5.46%      6.37%   7.28%    8.19%    9.10%    10.01%   10.92%  11.83%   12.74%

------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the New York State or City Personal Income Tax law; however, New York state or city taxable income may differ due to differences in exemptions, itemized deductions, and other items.


** For federal tax purposes, these combined rates reflect the applicable marginal rates for 2002, including indexing for inflation. These rates include the effect of deducting state and city taxes on your Federal return. For New York purposes, these combined rates reflect the New York State and New York City tax and surcharge rates for 2002.

*** The New York City rate is comprised of the tax base rate and city surcharge for 2002.


**** These represent New York State, City, and Federal Equivalent Yields

PERFORMANCE REPORTING

     From time to time, in advertisements or in reports to shareholders, the yields of the Funds, as a measure of their performance, may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as DONOGHUE'S MONEY FUND REPORT(R), a widely recognized independent publication that monitors the performance of mutual funds. Also, the Funds' yield data may be reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, and THE NEW YORK TIMES, or in publications of a local or regional nature. The performance of the Money Market, Government Money Market and U.S. Treasury Money Market Funds may also be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Yield data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds and for Retail A Shares and Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds.

     The yield of a Fund refers to the income generated over a seven-day period identified in the advertisement and is calculated as described above. Each Fund may also advertise its "effective yield" which is calculated as described above. The "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment. Also, each Tax-Exempt Money Market Fund may from time to time advertise a "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. The "tax-equivalent yield" is computed as described above. The U.S. Treasury Money Market Fund may also advertise a "state flow through yield," as discussed above.

     The Funds' yields will fluctuate and any quotation of yield should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged directly by institutions to accounts of customers that have invested in shares of a Fund will not be included in calculations of yield.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

     As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

     A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

     As of February 5, 2002, the name, address and percentage ownership of the entities or persons that held of record or beneficially 5% or more of the outstanding shares of each class of Galaxy's investment portfolios were as follows:



                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank                97.94%
      P.O. Box 92800
      Rochester, NY  14692-8900

TAX-EXEMPT MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank                94.09%
      P.O. Box 92800
      Rochester, NY  14692-8900

GOVERNMENT MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank                96.42%
      P.O. Box 92800
      Rochester, NY  14692-8900

U.S. TREASURY MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank                94.49%
      P.O. Box 92800
      Rochester, NY  14692-8900

INSTITUTIONAL GOVERNMENT MONEY MARKET
FUND
      TRUST SHARES
      Fleet National Bank                93.06%
      P.O. Box 92800
      Rochester, NY  14692-8900

MASSACHUSETTS MUNICIPAL MONEY MARKET
FUND
      RETAIL A SHARES
      Fleet National Bank                35.92%
      P.O. Box 92800
      Rochester, NY  14692-8900

      U.S. Clearing A Division of
      Fleet Securities Inc.              26.40%
      26 Broadway
      New York, NY  10004-1703

CONNECTICUT MUNICIPAL MONEY MARKET
FUND
      RETAIL A SHARES
      Fleet National Bank                49.46%
      P.O. Box 92800
      Rochester, NY  14692-8900

INSTITUTIONAL TREASURY MONEY MARKET
FUND
      CLASS I SHARES
      Fleet National Bank                16.57%
      P.O. Box 92800
      Rochester, NY  14692-8900

      Bob & Co.                          12.99%
      Treasury Attn: A.J. Ferullo
      100 Federal Street
      Mailstop MADE10013E
      Boston, MA  02110-1802

      Fleet Bank Omnibus                 67.09%
      20 Church Street, 8th Floor
      Mailstop CT/EH/40608F
      CAS Operations
      Hartford, CT  06103

                                       84

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
      CLASS II SHARES
      FIM Funding, Inc.                 100.00%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02110

      CLASS III SHARES
      Bob & Co.                          97.33%
      Treasury Attn: A.J. Ferullo
      100 Federal Street
      Mailstop MADE10013E
      Boston, MA  02110-1802

INSTITUTIONAL PRIME MONEY MARKET
FUND
      CLASS I SHARES
      Fleet National Bank                62.64%
      P.O. Box 92800
      Rochester, NY 14692-8900

      U.S. Clearing Corp.                 8.53%
      26 Broadway
      New York, NY  10004-1703

      Bob & Co.                          21.30%
      Treasury Attn: A.J. Ferullo
      100 Federal Street
      Mailstop MADE10013E
      Boston, MA  02110-1802

      PFPC Inc.                           5.64%
      As Agent for the Benefit of
      TA Clients
      Kim Croston Auth. Officer
      4400 Computer Drive
      Westboro, MA  01581

      CLASS II SHARES
      FIM Funding, Inc.                 100.00%
      Attn: Glen Martin
      150 Federal Street
      4th Floor
      Boston, MA  02110

      CLASS III SHARES
      FIM Funding, Inc.                  10.69%
      Attn: Glen Martin
      150 Federal Street
      4th Floor
      Boston, MA  02110

      Bob & Co.                          89.31%
      Treasury Attn: A.J. Ferullo
      100 Federal Street
      Mailstop MADE10013E
      Boston, MA  02110-1802

EQUITY VALUE FUND
      TRUST SHARES
      Gales & Co.                        28.79%
      Fleet Investment Services
      Mutual Funds Unit- NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        21.39%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        24.17%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Amvescap National Trust
      Company                             5.44%
      Agent for Fleet National Bank FBO
      Leviton Manufacturing Savings
      Plan
      P.O. Box 4054
      Concord, CA  94524

                                       85

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
EQUITY GROWTH FUND
      TRUST SHARES
      Gales & Co.                        52.09%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        18.81%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        17.41%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.                 6.83%
      FBO 104-32732-16
      Hilda Brandt
      Roland Park Place
      830 W. 40th Street Apt. 359
      Baltimore, MD  21211-2176

      NH Bragg & Sons                    89.34%
      401(K) Profit Sharing Plan
      Lawrence S. Cronkite & John
      Bragg TTEES
      92 Perry Road
      P.O. Box 927
      Bangor, ME  04402-0927

      PRIME B SHARES
      U.S. Clearing Corp.                19.54%
      FBO 111-98315-17
      Thomas J. Bernfeld
      185 West End Avenue, Apt. 21D
      New York, NY  10023-5548

      U.S. Clearing Corp.                12.26%
      FBO 150-90636-14
      Lynn C. Sherrie
      245 Lake Street
      Wilson, NY  14172-9659

      U.S. Clearing Corp.                10.58%
      FBO 221-00085-18
      Walter M. Swiecicki & Cathleen
      Swiecicki
      JT WROS
      119 Old Beekman Road
      Monmouth Junction,  NJ 08852-3114

      U.S. Clearing Corp.                 5.81%
      FBO 195-90734-10
      W.P. Fleming
      66500 E. 253 Road
      Grove, OK  74344-6163

      U.S. Clearing Corp.                 5.71%
      FBO 131-98122-18
      Elaine B. Odessa
      9 Newman Road
      Pawtucket, RI  02860-6183

      U.S. Clearing Corp.                12.63%
      FBO 166-31108-21
      Frank Catanho, Trustee of the
      Frank Catanho
      1996 Trust - Dated 10/22/96
      22315 Main Street
      Hayward, NY  94541-4006

GROWTH FUND II
      TRUST SHARES
      Gales & Co.                        18.32%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

                                       86

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
      Gales & Co.                        13.31%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        58.71%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

EQUITY INCOME FUND
      TRUST SHARES
      Gales & Co.                        58.08%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        22.51%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        14.86%
      Fleet Investment Services
      Mutual Funds Unit- NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

INTERNATIONAL EQUITY FUND
      TRUST SHARES
      Gales & Co.                        23.92%
      Fleet Investment Services
      Mutual Funds Unit- NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        31.38%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        35.53%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.                76.73%
      FBO 125-98055-11
      Albert F. Twanmo
      6508 81st Street
      Cabin John, MD  20818-1203

      U.S. Clearing Corp.                14.11%
      FBO 136-99157-13
      Jon-Paul Dadaian
      178 Clarken Drive
      West Orange, NJ  07052-3441

      U.S. Clearing Corp.                 8.76%
      FBO 200-80589-15
      Mark A Rydell
      Quick & Reilly 401k Plan
      40 Bethesda Park Circle
      Boynton Beach, FL  33435-6613

      PRIME B SHARES
      U.S. Clearing Corp.                72.44%
      FBO 102-59241-17
      Church & Friary of St. Francis
      of Assisi
      c/o Fr. Peter Brophy, OFM
      135 West 31st Street
      New York, NY  10001-3405

                                       87

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
      U.S. Clearing Corp.                 5.35%
      FBO 195-90025-13
      Guido Guinasso
      418 College Avenue
      San Francisco, CA  94112-1114

GROWTH & INCOME FUND
      TRUST SHARES
      Gales & Co.                        56.96%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        32.78%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.                59.43%
      FBO 113-27816-16
      Pamela M. Fein
      68 Oak Ridge Drive
      Bethany, CT  06524-3118

      U.S. Clearing Corp.                17.98%
      FBO 175-97327-10
      Margaret Ann Gillenwater
      2525 E. Prince Road #23
      Tucson, AZ  85716-1146

      U.S. Clearing Corp.                 6.14%
      FBO 114-97798-19
      Dona Schneid
      7909 Venture Center Way #9104
      Boynton Beach, FL  33437-7412

      U.S. Clearing Corp.                 8.83%
      FBO 134-93669-12
      Krzysztof Mizura
      26 Perron Road
      Plainville, CT  06062-1100

      PRIME B SHARES
      U.S. Clearing Corp.                29.63%
      FBO 147-97497-13
      Martin Allen Sante
      8858 Moanalua Way
      Diamondhead, MS  39525-3760

      U.S. Clearing Corp.                17.37%
      FBO 103-31744-16
      Irwin Luftig & Elaine Luftig
      6119 Bear Creek Ct.
      Lake Worth, FL  33467-6812

      U.S. Clearing Corp.                16.62%
      FBO 148-28677-18
      Linda M Berke &
      Michael E. Berke JT TEN
      30941 Westwood Road
      Farmington Hills, MI  48331-1466

      U.S. Clearing Corp.                16.21%
      FBO 147-29019-15
      Walter W. Quan
      2617 Skyline Drive
      Lorain, OH  44053-2243

      U.S. Clearing Corp.                 6.21%
      FBO 013-90166-12
      Florence G. St. Onge
      34 Cedar Lane
      Warren, RI  02885-2236

                                       88

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
ASSET ALLOCATION FUND
      TRUST SHARES
      Gales & Co.                        48.98%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                         6.80%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.                10.96%
      FBO 155-98529-16
      Frederick B. Galt
      616 Vanderlyn Lane
      Slingerlands, NY  12159-9543

      U.S. Clearing Corp.                20.40%
      FBO 175-97327-10
      Margaret Ann Gillenwater
      2525 E. Prince Road #23
      Tucson, AZ  85716-1146

      U.S. Clearing Corp.                31.50%
      FBO 194-97099-17
      James K. Winter
      2523 Greenridge Drive
      Belden, MS  38826-9530

      U.S. Clearing Corp.                 7.88%
      FBO 108-98907-17
      Linda Lecessi-Karp
      141 Norwood Avenue
      Malverne, NY  11565-1422

      U.S. Clearing Corp.                 6.29%
      FBO 170-02634-19
      Albert Roselli &
      Arlene Roselli JT TEN
      57 Deerpath Lane
      Westfield, MA  01085-1133

      U.S. Clearing Corp.                11.79%
      FBO 170-02647-14
      Frederick J. Roselli &
      Carol A. Roselli JT TEN
      585 North Westfield Street
      Feeding Hills, MA  01030-1217

      U.S. Clearing Corp.                6.95%
      FBO 145-90771-19
      IRA Rollover
      Nicole A. Zielske
      1914 Grayson Ridge Ct.
      Chesterfield, MO  63017-8740

      PRIME B SHARES
      U.S. Clearing Corp.                12.16%
      FBO 138-97818-14
      Carol Y. Foster
      20270 NE Marie Avenue
      Blountstown, FL  32424-1273

      U.S. Clearing Corp.                11.87%
      FBO 102-92974-11
      Ann E. Csernica
      8 Hunter Court
      Egg Harbor Twp., NJ  08234-7390

      U.S. Clearing Corp.                 7.91%
      FBO 166-98559-16
      Ann P. Sargent
      422 Los Encinos Avenue
      San Jose, CA  95134-1336

                                       89

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
      U.S. Clearing Corp.                 7.68%
      FBO 166-97970-19
      Alicia E. Schober
      10139 Ridgeway Drive
      Cupertino, CA  95014-2658

      U.S. Clearing Corp.                 7.05%
      FBO 181-01324-13
      Paul R. Thornton & Karin
      Z. Thornton JT TEN
      1207 Oak Glen Lane
      Sugar Land, TX  77479-6175

      U.S. Clearing Corp.                 5.85%
      FBO 013-00189-14
      David Paquin &
      Susan Paquin JT TEN
      Attn: Paul D. Nunes VP
      110 Westminister St. RI/MO/F02G
      Providence, RI  02903-2318

      SMALL COMPANY EQUITY FUND
      TRUST SHARES
      Gales & Co.                        50.00%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      Gales & Co.                        27.05%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      Gales & Co.                        11.02%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      SMALL CAP VALUE FUND
      TRUST SHARES
      Gales & Co.                        36.42%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        33.50%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        21.22%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.                49.11%
      FBO 104-32732-16
      Hilda Brandt
      Roland Park Place
      830 W. 40th Street, Apt. 359
      Baltimore, MD  21211-2176

      U.S. Clearing Corp.                16.39%
      FBO 103-97564-14 IRA Rollover
      Account Thomas X McKenna 170
      Turtle Creek
      Drive Tequesta, FL 33469-1547

      U.S. Clearing Corp.                15.12%
      FBO 103-31296-18
      Edward U. Roddy III
      109 Angler Avenue
      Palm Beach, FL  33480-3101

                                       90

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
      PRIME B SHARES
      U.S. Clearing Corp.                12.99%
      FBO 111-98315-17
      Thomas J. Bernfeld
      185 West End Avenue, Apt. 21D
      New York, NY  10023-5548

      U.S. Clearing Corp.                 6.85%
      FBO 233-97395-15
      Rufus O. Eddins
      360 Dominion Circle
      Knoxville, TN  37922-2750

      U.S. Clearing Corp.                 6.01%
      FBO 138-30212-17
      Virginia Godenrath T.O.D.
      Robert Godenrath
      5925 Shore Boulevard South #104
      Gulfport, FL  33707-5904

      U.S. Clearing Corp.                 5.24%
      FBO 108-98907-17
      Linda Lecessi-Karp
      141 Norwood Avenue
      Malverne, NY  11565-1422

      U.S. Clearing Corp.                 6.58%
      FBO 221-97250-13
      Michael A. Veschi
      106 Exmoor Court
      Leesburg, VA  20176-2049

      U.S. Clearing Corp.                 8.80%
      FBO 107-30623-23
      Andrejs Zvejnieks
      2337 Christopher Walk
      Atlanta, GA  30327-1110

      U.S. Clearing Corp.                 9.63%
      FBO 134-955935-15
      Reenee L. Mayne
      285 Redwood Road
      Manchester, CT  06040-6333

      STRATEGIC EQUITY FUND
      TRUST SHARES
      Gales & Co.                        30.06%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        52.42%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        16.99%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      FIM Funding, Inc.                  98.42%
      Attn:  Glen Martin
      150 Federal Street 4th Floor
      Boston, MA  02109

      RETAIL A SHARES
      Fleet Bank, N.A.                    8.08%
      Cust For The IRA Plan FBO
      Susan A. Bird
      30 Lafayette Avenue
      Somerset, NJ  08873-2556

                                       91

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
      Striplin Family Trust               5.44%
      Dave Striplin & Kristen
      Striplin JT WROS PDAA
      U/T/A DTD 1-22-2001
      1705 Vista Del Monte
      Auburn, CA  95603-6104

      US Clearing Corp.                   6.27%
      FBO 210-00116-14
      Anthony P. Verrico & Antonia
      Verrico JT/TEN
      32 Susan Drive
      Saugus, MA  01906-1238

      US Clearing Corp.                  39.22%
      FBO 230-05564-18
      Adelaide Donohue & Matthew
      Donohue JT/TEN
      42 Oceanview Drive
      Southhampton, NY  11968-4216

      RETAIL B SHARES
      FIM Funding, Inc.                  11.83%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02109

      US Clearing Corp.                  12.42%
      FBO 245-01434-13
      Anthony M. Savoy
      103 Oak Street
      Indian Orchard, MA  01151-1538

      US Clearing Corp.                  28.33%
      FBO 245-94856-17
      Daniel Coletti
      465 Lexington Street
      Waltham, MA  02452

      US Clearing Corp.                  11.83%
      FBO 108-04359-18
      Raheem Horton
      115 W. Fulton Avenue
      Roosevelt, NY  11575-2026

      US Clearing Corp.                  33.95%
      FBO 134-08957-11
      Sergio M. Sevillano &
      Lourdes Colon JT/TEN
      23 Fairwood Farms Road
      West Hartford, CT  06107-3502

      PRIME A SHARES
      FIM Funding, Inc.                  99.61%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02109

      PRIME B SHARES
      FIM Funding, Inc.                  99.61%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02109

      LARGE CAP VALUE FUND
      TRUST SHARES
      Fleet National Bank                21.26%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      Fleet National Bank                62.73%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      BISYS BD Services Inc.              5.66%
      Fleet Conversion
      P.O. Box 4054
      Concord, CA  94524

                                       92

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
      LARGE CAP GROWTH FUND
      TRUST SHARES
      Fleet National Bank                15.02%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      Fleet National Bank                74.90%
      Attn:  Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      BISYS BD Services Inc.              5.53%
      Fleet Conversion
      P.O. Box 4054
      Concord, CA  94524

      RETAIL A SHARES
      U.S. Clearing Corp.                 7.59%
      FBO 236-91311-11
      C/F Peter J. Peff IRA
      PMB 413
      1151 Aquidneck Avenue
      Middletown, RI  02842-5255

      INTERMEDIATE GOVERNMENT
      INCOME FUND
      TRUST SHARES
      Gales & Co.                        55.93%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        26.79%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        13.41%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      U.S. Clearing Corp.                 5.03%
      FBO 209-90200-14
      Joel S. Corriveau
      28 Louise Avenue
      Methuen, MA  01844-3537

      HIGH QUALITY BOND FUND
      TRUST SHARES
      Gales & Co.                        28.05%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        19.60%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        45.19%
      Fleet Investment Services
      Mutual Funds Unit- NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.                16.45%
      FBO 103-30971-12
      Doris G. Schack
      FBO- Doris G. Schack Living
      Trust
      9161 East Evans
      Scottsdale, AZ  85260-7575

                                       93

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
      U.S. Clearing Corp.                43.83%
      FBO 132-90090-11
      IRA Rollover
      Virginia Holmes
      207 Adams Street
      Ithaca, NY  14850-3514

      U.S. Clearing Corp.                 8.01%
      FBO 013-02964-11
      Jane L. Grayhurst
      770 Boylston St., Apt. 10G
      Boston, MA  02199-7709

      US Clearing Corp.                  31.59%
      FBO 246-90802-18
      Ratimir Pavesic
      65 East India Row Apt. 26G
      Boston, MA  02110-3388

      PRIME B SHARES
      U.S. Clearing Corp.                12.30%
      FBO 119-97697-10
      Ira Zornberg
      4219 Nautilus Avenue
      Brooklyn, NY  11224-1019

      U.S. Clearing Corp.                11.15%
      FBO 147-24459-13
      Jay Robert Klein
      26800 Amhearst Circle #209
      Cleveland, OH  44122-7572

      U.S. Clearing Corp.                14.41%
      FBO 230-02116-18
      Marjorie Dion
      301 Raimond Street
      Yaphank, NY  11980-9725

      U.S. Clearing Corp.                 7.85%
      FBO 157-98031-13
      Patricia Fusco
      112 E. Chapel Avenue
      Cherry Hill, NJ  08034-1204

      U.S. Clearing Corp.                 6.51%
      FBO 119-11589-12
      Hilja Schein
      264 East 211 Street, Apt. 2D
      Bronx, NY  10467-1528

      U.S. Clearing Corp.                10.72%
      FBO 131-07457-14
      U/A/D 1/29/99
      Petrella Fam Rev Trust #3
      John Petrella Trustee
      39 Cydot Drive
      North Kingstown, RI  02852-5611

      U.S. Clearing Corp.                10.72%
      FBO 131-07459-12
      U/A/D 1/29/99
      Petrella Fam Rev Trust #2
      John Petrella Trustee
      39 Cydot Drive
      North Kingstown, RI  02852-5611

      U.S. Clearing Corp.                 5.81%
      FBO 238-97175-19
      Marie Goftfried
      Rollover IRA Account
      6411 Grand Cypress Circle
      Lake North, FL  33463-7363

SHORT-TERM BOND FUND
      Gales & Co.                        22.83%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

                                       94

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
      Gales & Co.                        38.30%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        32.51%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      Chelsea Police Relief Assoc.        9.01%
      John R. Phillips Treas. &
      Michael McCona Clerk
      180 Crescent Avenue
      Chelsea, MA  02150-3017

      US Clearing Corp.                   5.90%
      FBO 236-92074-16
      Willie M. Moye Sr.
      268 Mount Prospect Avenue
      Newark, NJ  07104-2008

TAX-EXEMPT BOND FUND
      TRUST SHARES
      Gales & Co.                        32.36%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        26.76%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        39.05%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      Sylvia Fendler                     13.36%
      72 Brinkerhoff Avenue
      Stamford, CT  06905

      U.S. Clearing Corp.                 5.95%
      FBO 978-02869-11
      Carol Guy
      Ali E. Guy
      14 Thomas Street
      Scarsdale, NY  10583-1031

      U.S. Clearing Corp.                 5.28%
      FBO 245-07280-15
      Alan Landman
      Box 2339
      Providence, RI  02906-0339

      FISERV Securities Inc.              5.01%
      FAO 13875955
      Attn: Mutual Funds
      One Commerce Square
      2005 Market Street, Suite 1200
      Philadelphia, PA  19103

      FISERV Securities Inc.              6.55%
      FAO 13878082
      Attn: Mutual Funds
      One Commerce Square
      2005 Market Street, Suite 1200
      Philadelphia, PA  19103

                                       95

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
      TRUST SHARES
      Gales & Co.                        10.91%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        85.01%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL A SHARES
      Richard F. Messing                  7.12%
      3310 South Ocean Boulevard
      Apt. 532
      Highland Beach, FL  33487

      Charles Schwab & Co. Inc.          31.61%
      Attn: Mutual Funds
      101 Montgomery Street
      San Francisco, CA  94094-4122

      RETAIL B SHARES
      FIM Funding, Inc.                  36.53%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02109

      Fleet Bank NA                      32.94%
      Cust of the IRA
      FBO Michael R. Gaulin
      78 St. Joseph St. Unit 7
      Woonsocket, RI  02895

      U.S. Clearing Corp.                30.53%
      FBO 597-06940-13
      Cenelia Perez
      201 Central Avenue
      Englewood, NJ  07631-2214

CONNECTICUT MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.
      Fleet Investment Services          75.95%
      Mutual Funds Unit -
      NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        23.90%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL A SHARES
      U.S. Clearing Corp.                 7.33%
      FBO 134-08973-29
      Marquis Restitution Fund
      Charles D. Gersten Trustee
      216 Main Street
      Hartford, NY  06106-1817

      RETAIL B SHARES
      U.S. Clearing Corp.                 6.36%
      FBO 245-06995-13
      Hans Hoffmann & Janice Hoffman
      36 Leeway
      Madison, CT  06443-2823

      U.S. Clearing Corp.                 6.18%
      FBO 113-05954-14
      Darlene Kirychuk-Francis
      425 North Main Street
      Wallingford, CT  06492-3210

      U.S. Clearing Corp.                12.35%
      FBO 142-04560-12
      Zivko Blude
      60 Colonial Drive
      Stratford, CT  06614-2226

                                       96

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
      U.S. Clearing Corp.                14.35%
      FBO 142-04599-17
      Anthony Fiorello II &
      L. Ruth Fiorello
      20 Red Fox Road
      Stratford, CT  06614-2239

      U.S. Clearing Corp.                40.16%
      FBO 142-04600-14
      Richard L. Massey
      261 Pomperaug Woods
      Southbury, CT  06483-3501

CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                         5.62%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      Gales & Co.                        20.60%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      SEI Trust Company                   5.62%
      c/o Webster TR CO
      Attn:  Mutual Fund Administrator
      One Freedom Valley Dr.
      Oaks, PA  19456

      RETAIL A SHARES
      Charles Schwab & Co.               22.96%
      Attn: Mutual Funds
      101 Montgomery Street
      San Francisco, CA  94104-4122

      Kelly F. Shackelford                5.96%
      P.O. Box 672
      New Canaan, CT  06840-0672

      RETAIL B SHARES
      U.S. Clearing Corp.                95.45%
      FBO 221-08330-14
      Cara Pressman
      59 Tilia Court
      Hamilton, NJ  08690-3344

FLORIDA MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                        74.00%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        25.10%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

MASSACHUSETTS MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                        55.85%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        42.44%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      U.S. Clearing Corp.                73.31%
      FBO 245-09436-14
      Thomas M. Apone
      64 Jacqueline Road #4
      Waltham, MA  02452-4973

                                       97

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
      U.S. Clearing Corp.                 7.38%
      FBO 222-00942-19
      Gary P. McGrath &
      Amy J. McGrath JT/TEN
      9 Baldwin Road
      Westford, MA  01886-2063

      U.S. Clearing Corp.                11.81%
      FBO 222-00960-16
      John W. Carroll &
      Carole A. Carroll JT/TEN
      14 Ames Street
      Pepperell, MA  01463

MASSACHUSETTS INTERMEDIATE MUNICIPAL
BOND FUND
      TRUST SHARES
      Gales & Co.                        76.78%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        22.84%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      U.S. Clearing Corp.                 9.82%
      FBO 210-00232-013
      Kathleen McLaughlin
      370 Charles River Road
      Watertown, MA  02472-2738

      U.S. Clearing Corp.                21.37%
      FBO 136-35267-14
      Margaret A. Geraghty
      253 Needham Street
      Dedham, MA  02026-7018

      U.S. Clearing Corp.                 7.12%
      FBO 222-00665-14
      Michael Ashmore & Ann M. Evans-
      Ashmore JT/TEN
      345 Sargent Road
      Boxborough, MA  01719-1203

      U.S. Clearing Corp.                19.05%
      FBO 222-00850-19
      Edwin M. Leung & Daphne Y. Chu
      JT/TEN
      15 Canterbury Lane
      Groton, MA  01450-4242

CORPORATE BOND FUND
      TRUST SHARES
      Gales & Co.                        24.13%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        42.54%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        25.25%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

RHODE ISLAND MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                        78.29%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

                                       98

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
      Gales & Co.                        21.06%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL A SHARES
      Gales & Co.                        33.74%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        16.61%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      James R. McCulloch                  5.96%
      c/o Microfibre
      P.O. Box 1208
      Pawtucket, RI  02862-1208

      RETAIL B SHARES
      U.S. Clearing Corp.                35.82%
      FBO 247-00404-17
      Phyllis J. Silverstein
      28 Kennedy Blvd.
      Lincoln, RI  02865-3602

      U.S. Clearing Corp.                10.14%
      FBO 247-00732-10
      Jose A Severino
      22 Set-N-Sun Drive
      Hope, RI  02831-1830

      U.S. Clearing Corp.                10.12%
      FBO 131-08123-16
      Anastasia Tsonos
      12 Nevada Avenue
      Rumford, RI  02916-2407

      U.S. Clearing Corp.                25.36%
      FBO 247-00882-18
      Lillian M. Crepeau
      16 Wagon Road
      Cumberland, RI  02864

      U.S. Clearing Corp.                14.95%
      FBO 131-07752-16
      Dina N. Cote
      20 Taber Avenue
      Providence, RI  02906-4111

NEW YORK MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                        63.23%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        31.23%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      U.S. Clearing Corp.                31.43%
      FBO 978-00592-19
      Michelina Pezzulo
      Joseph Pezzulo
      249 Crescent Place
      Yonkers,  NY 10704-1628

      U.S. Clearing Corp.                41.68%
      FBO 245-01932-10
      Robert A. Miller
      130 Greenwood Street
      Canisteo, NY  14823-1234

                                       99

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
      U.S. Clearing Corp.                 8.26%
      FBO 116-02797-15
      Michael F. Mucia
      222 Manitan Road
      Cayuga, NY  13034-4117

NEW JERSEY MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                        37.08%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                        52.19%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                         8.44%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL A SHARES
      U.S. Clearing Corp.                15.13%
      FBO 979-10688-11
      John J. Delucca
      314 Ardmore Road
      Ho Ho Kus, NJ  07423-1110

      U.S. Clearing Corp.                 9.45%
      FBO 979-14430-14
      John R. Wright & Maria N. Wright
      JTTEN
      706 Princeton Kingston Road
      Princeton, NJ  08540-4124

      RETAIL B SHARES
      FIM Funding, Inc.                  14.57%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02110

      U.S. Clearing Corp.                36.40%
      FBO 597-09005-19
      Chaia-Lin Sung Lee & Diana
      S. Lee JT/TEN
      P.O. Box 291
      Tenafly, NJ  07670-0291

      U.S. Clearing Corp.                49.02%
      FBO 597-09212-18
      Antoun Khouri
      T.O.D. Marie Shaleesh
      358 Mountain Road
      Englewood, NJ  07631-3727

PENNSYLVANIA MUNICIPAL BOND FUND
      TRUST SHARES
      Fleet National Bank                45.40%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      Fleet National Bank                36.62%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      Northeast Pennsylvania
      Trust Co.                           6.55%
      William C. Kringe
      Rhoda Lescowitch & Joanne
      Yachera
      Auth Officers
      31 W. Broad Street
      Hazelton, PA  18201-6407

                                      100

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
      SEI Private Trust Co.               8.13%
      c/o Philadelphia Trust Co.
      Attn: Mutual Fund Administrator
      1 Freedom Valley Dr.
      Oaks, PA  19456

      PRIME RESERVES
      U.S. Clearing Corp.               100.00%
      26 Broadway
      New York, NY  10004-1703

      GOVERNMENT RESERVES
      U.S. Clearing Corp.               100.00%
      26 Broadway
      New York, NY  10004-1703

      TAX-EXEMPT RESERVES
      U.S. Clearing Corp.               100.00%
      26 Broadway
      New York, NY  10004-1703

     As of February 5, 2002, the name, address and percentage ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Trust Shares (Class I Shares of the Institutional Money Market, Institutional Treasury Money Market and Institutional Government Money Market Funds) of each of Galaxy's investment portfolios were as follows:



                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
MONEY MARKET FUND
      Stable Asset Fund
      c/o Norstar Trust Company
      Gales & Co.
      159 East Main
      Rochester, NY 14638                 6.37%

GOVERNMENT MONEY MARKET FUND
      AMS Trust Account
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                 6.09%

U.S. TREASURY MONEY MARKET FUND
      Loring Walcott Client Sweep Acct
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                19.34%

EQUITY GROWTH FUND
      Fleet Savings Plus-Equity Growth
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                22.45%

      Nusco Retiree Health VEBA Trust
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                 6.97%

INTERNATIONAL EQUITY FUND
      Fleet Savings Plus-Intl Equity
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                12.03%

STRATEGIC EQUITY FUND
      Perstorp Retirement Trust
      c/o Fleet Financial Group
      159 East Main
      Rochester, NY 14638                14.69%

HIGH QUALITY BOND FUND
      Fleet Savings Plus Plan -HQ Bond
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                13.58%

ASSET ALLOCATION FUND
      Fleet Savings Plus-Asset
      Allocation
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                30.67%

SMALL COMPANY EQUITY FUND
      Fleet Savings Plus-Small Company
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                39.13%

                                      102

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
TAX-EXEMPT BOND FUND
      Nusco Retiree Health VEBA Trust
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                32.05%

CONNECTICUT MUNICIPAL BOND FUND
      Doris C. Bullock Trust Cust.
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                 5.38%

MASSACHUSETTS MUNICIPAL BOND FUND
      Jeffrey or Gail Press IMA
      c/o  Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                 6.82%

GROWTH & INCOME FUND
     Fleet Savings Plus-Grth Income
     c/o Norstar Trust Co.
     Gales & Co.
     159 East Main
     Rochester, NY 14638                 52.09%

SMALL CAP VALUE FUND
      FBF Penison Plan - Misc Assets
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                13.73%

      CVS Inc. 401(K) P/S SCV
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                11.50%

      CVS Inc 401(K) P/S Pln
      Aggressive
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                 5.37%

INSTITUTIONAL GOVERNMENT MONEY MARKET
FUND
      Transwitch Cap Focus Acct
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                 8.24%

      Susan Morse-Hilles Trust
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                 7.80%

      Aeroflex Inc. Cap Focus
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                 6.47%

RHODE ISLAND MUNICIPAL BOND FUND
      CP Pritchard TR GST Non-Exempt
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                12.95%

INSTITUTIONAL MONEY MARKET FUND
      NJ Guarantee
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                 7.28%

                                      103

                                         PERCENT
REGISTRATION NAME                        OWNERSHIP
---------------------------------------------------
      Liposome I/M
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638                 5.26%

      SSC Investments
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638                5.02%

FLORIDA MUNICIPAL BOND FUND
      Michael C Kent Trust Agency
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638               11.83%

      C Pritchard TR B SH LP Hess
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638                5.75%

      William M. Wood Trust
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638                5.49%

PENNSYLVANIA MUNICIPAL BOND FUND
      Morse, William Sr.
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638                5.65%

                              FINANCIAL STATEMENTS


     Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2001 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal years ended October 31, 2001, 2000 and 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The information in the Annual Report for the fiscal years ended on or before October 31, 1998 was audited by Galaxy's former auditors.

                                   APPENDIX A
                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM CREDIT RATINGS

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


     "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


     "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


     "D" - Securities are in actual or imminent payment default.


LONG-TERM CREDIT RATINGS

     The following summarizes the ratings used by Standard & Poor's for long-term issues:


     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


     "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.


     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for long-term debt:


     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

     CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

     RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

          - Positive means that a rating may be raised.
          - Negative means that a rating may be lowered.
          - Stable means that a rating is not likely to change.
          - Developing means a rating may be raised or lowered.
          - N.M. means not meaningful.

MOODY'S

     WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

     WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.


MUNICIPAL NOTE RATINGS


     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:


     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


ABOUT CREDIT RATINGS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

     Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

     Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 2002

GALAXY INSTITUTIONAL MONEY MARKET FUND           CLASS I SHARES, CLASS II SHARES
GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND      AND CLASS III SHARES

GALAXY INSTITUTIONAL GOVERNMENT MONEY MARKET FUND             CLASS I SHARES

         This Statement of Additional Information is not a prospectus. It relates to the prospectus for Class I Shares of the Institutional Money Market, Institutional Government Money Market and Institutional Treasury Money Market Funds dated February 28, 2002, the prospectus for Class II Shares of the Institutional Money Market and Institutional Treasury Money Market Funds dated February 28, 2002 and the prospectus for Class III Shares of the Institutional Money Market and Institutional Treasury Money Market Funds dated February 28, 2002, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses, as well as the Funds' Annual Report to Shareholders dated October 31, 2001 (the "Annual Report"), may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-289-4252



         The audited financial statements included in the Annual Report and the related report of Ernst & Young LLP, The Galaxy Fund's independent auditors, contained in the Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of the Annual Report are incorporated by reference.

         The Institutional Money Market Fund and Institutional Treasury Money Market Fund commenced operations as separate portfolios (the "Predecessor Funds") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Funds were reorganized as new portfolios of The Galaxy Fund. The financial statements included in the Predecessor Funds' Annual Report dated May 31, 2000 and the related report of PricewaterhouseCoopers LLP, the Predecessor Funds' former independent accountants, are incorporated by reference in the section "Financial Statements." No other portions of the Predecessor Funds' Annual Report are incorporated by reference.

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION                                                           1
DESCRIPTION OF GALAXY AND ITS SHARES                                          1
INVESTMENT STRATEGIES, POLICIES AND RISKS                                     4
  Institutional Money Market Fund                                             4
  Institutional Treasury Money Market Fund                                    4
  Institutional Government Money Market Fund                                  5
  Other Investment Policies and Risk Considerations                           5
  Ratings                                                                     5
  U.S. Government Obligations and Money Market Instruments                    6
  Variable and Floating Rate Obligations                                      7
  Municipal Securities                                                        8
  Stand-by Commitments                                                       11
  Private Activity Bonds                                                     12
  Custodial Receipts and Certificates of Participation                       12
  Repurchase and Reverse Repurchase Agreements                               13
  Securities Lending                                                         14
  Investment Company Securities                                              14
  Asset-Backed Securities                                                    15
  Mortgage-Backed Securities                                                 16
  Convertible Securities                                                     16
  When-Issued Purchases, Forward Commitment and Delayed Settlement
   Transactions                                                              17
  Guaranteed Investment Contracts                                            18
  Loan Participations                                                        18
  STRIPS                                                                     19
  Zero Coupon Securities                                                     19
  Portfolio Securities Generally                                             19
INVESTMENT LIMITATIONS                                                       19
VALUATION OF PORTFOLIO SECURITIES                                            25
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                               26
  Purchases of Class I Shares of the Funds                                   27
  Purchases of Class II Shares and Class III Shares of the Funds             27
  Other Purchase Information                                                 28
  Redemptions                                                                28
  Exchange Privilege - Class I Shares                                        29
TAXES                                                                        29
  In General                                                                 29
  State and Local                                                            30
  Miscellaneous                                                              30
TRUSTEES AND OFFICERS                                                        31
  Standing Board Committees                                                  33
  Trustee Ownership of Fund Shares                                           34
  Board Compensation                                                         34
  Shareholder and Trustee Liability                                          36

                                                                            PAGE

INVESTMENT ADVISER                                                           36
Annual Board Approval of Investment Advisory Agreement                       39
ADMINISTRATOR                                                                39
CUSTODIAN AND TRANSFER AGENT                                                 42
EXPENSES                                                                     43
PORTFOLIO TRANSACTIONS                                                       43
SHAREHOLDER SERVICES PLAN - CLASS II AND CLASS III SHARES                    44
DISTRIBUTOR                                                                  46
AUDITORS                                                                     46
COUNSEL                                                                      47
CODES OF ETHICS                                                              47
PERFORMANCE AND YIELD INFORMATION                                            47
  Performance Reporting                                                      48
MISCELLANEOUS                                                                49
FINANCIAL STATEMENTS                                                         72
APPENDIX A                                                                  A-1

                               GENERAL INFORMATION

         This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectus for Class I Shares of the Institutional Money Market, Institutional Treasury Money Market and Institutional Government Money Market Funds (the "Funds") and the Prospectuses for Class II Shares and Class III Shares of the Institutional Money Market and Institutional Treasury Money Market Funds. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. No investment in shares of the Funds should be made without reading a Prospectus.

         The Institutional Money Market and Institutional Treasury Money Market Funds commenced operations as separate portfolios (each a "Predecessor Fund," and collectively, the "Predecessor Funds") of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of The Galaxy Fund (the "Reorganization"). Prior to the Reorganization, the Predecessor Funds offered and sold one class of shares. In connection with the Reorganization, shareholders of the Predecessor Funds exchanged their shares for Class I Shares of the Institutional Money Market Fund and Institutional Treasury Money Market Fund, respectively.

         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

                      DESCRIPTION OF GALAXY AND ITS SHARES

         The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in forty investment portfolios:
Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt

Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund, Florida Municipal Bond Fund and Pennsylvania Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class S Shares (Class I Shares) representing interests in the Institutional Government Money Market Fund; Class FF Shares (Class I Shares), Class FF - Special Series 1 Shares (Class II Shares) and Class FF - Special Series 2 Shares (Class III Shares), representing interests in the Institutional Money Market Fund; and Class GG Shares (Class I Shares), Class GG - Special Series 1 Shares (Class II Shares) and Class GG - Special Series 2 Shares (Class III Shares), representing interests in the Institutional Treasury Money Market Fund. Each Fund is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act").

         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Class I Shares, Class II Shares and Class III Shares) bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions except as follows. Each series will bear the expenses of any shareholder servicing plan applicable to such series. For example, as described below, holders of Class II Shares and Class III Shares will bear the expenses of the Shareholder Services Plan for Class II Shares and Class III Shares applicable to such Class. In addition, each series may incur differing transfer agency fees. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" below.

         In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that if a particular Fund offers more than one series of shares, then each series of the Fund would be solely responsible for the Fund's payments under any shareholder servicing plan applicable to such series.

         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any shareholder servicing plan for such series (e.g., only Class II Shares and Class III Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Class II Shares and Class III Shares). Further, shareholders of both Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.


         Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by the 1940 Act, the Securities Act of 1933, as amended (the

"1933 Act") or other applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                    INVESTMENT STRATEGIES, POLICIES AND RISKS

         Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectuses may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

INSTITUTIONAL MONEY MARKET FUND

         Instruments in which the Institutional Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

INSTITUTIONAL TREASURY MONEY MARKET FUND

         Portfolio securities held by the Institutional Treasury Money Market Fund have remaining maturities of 397 days or less (with certain exceptions). The Fund may also invest in certain variable and floating rate instruments. For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

         Investments in which the Institutional Government Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Other Investment Policies and Risk Considerations" below.

         ALTHOUGH THE FUND INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

         Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or both of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS


         The Funds will purchase only those instruments which meet the applicable quality requirements described below. The Institutional Money Market Fund will not purchase a security (other than a U.S. Government security) unless the security (or, in certain cases, the guarantee) or the issuer (or guarantee provider) with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") (such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch in one of the two highest categories for short-term debt securities, (ii) is rated by the only Rating Agency that has issued a rating with respect to such security or issuer in one of such Rating Agency's two highest categories for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. The Funds will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in one of the two highest short-term rating categories. See "Investment Limitations" below. See Appendix A to this Statement of Additional Information for a description of S&P's, Moody's and Fitch's rating categories.


         Determinations of comparable quality will be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, Fleet will acquire the security if it determines that the security is of comparable quality to securities that have received the requisite ratings. Fleet also considers other relevant information in its evaluation of unrated short-term securities.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

         Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other money market instruments, including bank obligations and commercial paper.

         Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

         U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit, non-negotiable time deposits (including Eurodollar time deposits) issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC, and other short-term debt obligations issued by banks. With respect to each Fund, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks, foreign banks or U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations." For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

         Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.


         Investments in obligations of foreign branches of U.S. banks, foreign banks and U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks, foreign banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Funds to investment risks similar to those accompanying direct investments in foreign securities. The Funds will invest in the obligations of U.S. branches of foreign banks, foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

         Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Commercial paper may include securities issued by corporations and other entities without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if Fleet has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Institutional Money Market Fund may also purchase Rule 144A securities. See "Investment Limitations" below.


VARIABLE AND FLOATING RATE OBLIGATIONS

         The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectuses and this Statement of Additional Information. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

         If a variable or floating rate instrument is not rated, Fleet must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

         Long-term variable and floating rate obligations held by the Institutional Money Market and Institutional Treasury Money Market Funds may have maturities of more than 397 days, provided the Funds are entitled to payment of principal upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice).

MUNICIPAL SECURITIES

         The Institutional Money Market Fund may invest in debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). Municipal Securities acquired by the Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

         The two principal categories of Municipal Securities which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

         The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Fund.

         There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a Rating Agency, such as Moody's and S&P, described in the Prospectuses and in Appendix A hereto, represent such Rating Agencies' opinions as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.


         Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days' prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.


         Also included within the general category of Municipal Securities are participation certificates in leases, installment purchase contracts, or conditional sales contracts ("lease obligations") entered into by states or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing and may not be as marketable as more conventional securities. To the extent these securities are illiquid, they are subject to the Fund's applicable limitation on illiquid securities described under "Investment Limitations" below.

         Certificates of participation represent undivided interests in lease payments by a governmental or nonprofit entity. A lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations. To alleviate potential liquidity problems with respect to these investments, the Fund may enter into remarketing agreements which may provide that the seller or a third party will repurchase the obligation within seven days after demand by the Fund and upon certain conditions such as the Fund's payment of a fee.

         Municipal Securities purchased by the Fund in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by the Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described above, letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

         The payment of principal and interest on most Municipal Securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Among other instruments, the Fund may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, commercial paper, construction loan notes and other forms of short-term loans that are rated in one of the two highest rating categories assigned by a Rating Agency with respect to such instruments or, if unrated, determined by Fleet to be of comparable quality. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the limitations set forth in the Prospectuses.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

         As a result of the favorable tax treatment afforded such obligations under the Internal Revenue Code of 1986, as amended (the "Code"), yields on Municipal Securities can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, although from time to time Municipal Securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances.

STAND-BY COMMITMENTS

         The Institutional Money Market Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Securities at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by the Fund would be valued at zero in determining the Fund's net asset value. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased by the Fund. However, without a stand-by commitment, these securities could be more difficult to sell. The Fund will enter into stand-by commitments only with those dealers whose credit Fleet believes to be of high quality.

         Stand-by commitments are exercisable by the Fund at any time before the maturity of the underlying municipal security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities acquired subject to the commitment. Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. The Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

PRIVATE ACTIVITY BONDS

         The Institutional Money Market Fund may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION

         Securities acquired by the Institutional Money Market Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Fund may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives the Fund an undivided interest in a pool of Municipal Securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, Fleet will have determined that the instrument is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet. Neither Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Funds' 10% limit on illiquid securities described below under "Investment Limitations."

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Income on repurchase agreements is taxable.

         The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         The Institutional Money Market and Institutional Treasury Money Market Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING


         Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Institutional Money Market and Institutional Treasury Money Market Funds would be invested in high quality, short-term money market instruments. Any cash collateral received by the Institutional Government Money Market Fund would be invested in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.


INVESTMENT COMPANY SECURITIES


         Each of the Institutional Money Market Fund and Institutional Government Money Market Fund may invest in securities issued by other investment companies and foreign investment trusts. Each Fund may also invest up to 5% of its total assets in closed-end investment companies that primarily hold securities of non-U.S. issuers.

         The Institutional Government Money Market Fund may invest in securities issued by other open-end investment companies that invest in the types of obligations in which the Fund may invest and that determine their net asset value per share based on the amortized cost or penny-rounding method.


         Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other investment portfolios of Galaxy, or any other investment companies advised by Fleet. The limitations provided by clauses
(a), (b) and (c) above do not apply to an investment of all of the investable assets of the Institutional Money Market Fund in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to such Fund.

         Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations.

ASSET-BACKED SECURITIES

         The Institutional Money Market Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

         Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

         The Institutional Money Market and Institutional Treasury Money Market Funds may invest in mortgage-backed securities (including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs")) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

CONVERTIBLE SECURITIES

         The Institutional Money Market and Institutional Treasury Money Market Funds may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

         Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

WHEN-ISSUED PURCHASES, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

         Each Fund may purchase eligible securities on a "when-issued" basis. The Institutional Money Market and Institutional Treasury Money Market Funds may also purchase or sell securities on a "forward commitment" basis. The Institutional Government Money Market Fund may purchase securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that when-issued purchases, forward commitments and delayed settlement transactions will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's when-issued purchases, forward commitments and delayed settlement transactions ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlement transactions for speculative purposes, but only in furtherance of their investment objectives.

         A Fund may dispose of a commitment prior to settlement if Fleet deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

         When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its commitment to purchase securities on a when-issued, forward commitment or delayed settlement basis exceeded 25% of the value of its assets.

         When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of securities purchased on a when-issued or delayed settlement basis, is calculated from the date of settlement of the purchase to the maturity date.

GUARANTEED INVESTMENT CONTRACTS

         The Institutional Money Market and Institutional Treasury Money Market Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' limitation on such investments stated below under "Investment Limitations", unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Neither Fund will invest more than 20% of its total assets in GICs.

LOAN PARTICIPATIONS

         Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Institutional Money Market and Institutional Treasury Money Market Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRIPS

         The Institutional Money Market and Institutional Treasury Money Market Funds may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. Fleet will purchase only those STRIPS that it determines are liquid or, if illiquid, do not violate a Fund's investment policy concerning investments in illiquid securities. Fleet will purchase only those STRIPS that have a remaining maturity of 397 days or less. Neither of these Funds may invest more than 5% of its total assets in STRIPS and Fleet will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is usually volatile in response to changes in interest rates.

ZERO COUPON SECURITIES

         The Institutional Money Market and Institutional Treasury Money Market Funds may invest in zero coupon securities. A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

PORTFOLIO SECURITIES GENERALLY

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Fleet may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC").

                             INVESTMENT LIMITATIONS


         In addition to each Fund's investment objective as stated in its Prospectus(es), the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.


         Each of the Institutional Money Market and Institutional Government Money Market Funds may not:

         1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act.

         2. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act, provided, however, that (a) the Fund may invest without regard to this limitation to the extent permitted by Rule 2a-7 under the 1940 Act or any successor rule, and (b) the Institutional Money Market Fund may invest all of its investable assets in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund).

         3. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than (a) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (b) with respect to the Institutional Money Market Fund, securities issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks, and (c) with respect to the Institutional Money Market Fund, investment of all of the investable assets of the Fund in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund)).

         4.    Make loans except to the extent permitted by the 1940 Act.

         5. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities.

         6. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

         7. Purchase or sell commodities or commodity contracts except that a Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.

         The Institutional Treasury Money Market Fund may not:

         8. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities and to investments in obligations issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks, to the extent that the Fund may under the 1940 Act reserve freedom of action to concentrate its investments in such securities. The Fund has reserved its freedom of action to concentrate its investments in government securities and bank instruments described in the foregoing sentence. For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.

         9. Make loans, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

         10. Acquire more than 10% of the voting securities of any one issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) or invest more than 5% of the total assets of the Fund in the securities of an issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities).

         11.   Invest in companies for the purpose of exercising control.

         12. Borrow, except that the Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3% of the Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes (which may include the need to meet shareholder redemption requests). This borrowing provision is included solely to facilitate the orderly sale of Fund securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. The Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed 5% of its total assets (taken at market value), and any interest paid on such borrowings will reduce income.

         13. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by Investment Limitation No. 12 above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

         14. Purchase or sell real estate, including real estate limited partnership interests, commodities and commodities contracts, but excluding interests in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, commodities or commodities contracts. The Fund may invest in futures contracts and options thereon to the extent described in the Prospectuses and elsewhere in this Statement of Additional Information.

         15. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

         16. Act as underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.

         17. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

         18. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

         19. Write or purchase puts, calls, or other options or combinations thereof, except that the Fund may write covered call options with respect to any or all of the securities it holds, subject to any limitations described in the Prospectuses or elsewhere in this Statement of Additional Information and the Fund may purchase and sell other options as described in the Prospectuses and this Statement of Additional Information.

         The following investment limitations with respect to the Institutional Money Market and Institutional Government Money Market Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

         20. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

         21. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof, except that the Institutional Money Market Fund may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options.

         22. A Fund may not purchase the securities of companies for the purpose of exercising control.

         23. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act, except that the Institutional Money Market Fund may invest all of its investable assets in a Qualifying Portfolio (i.e., a diversified, open-end investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund).

         24. The Institutional Government Money Market Fund may not invest more than 10% of its net assets in illiquid securities.

         25. The Institutional Government Money Market Fund may purchase foreign securities to the extent consistent with its investment objective and policies.

         26. The Institutional Government Money Market Fund may not purchase securities other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

         27. The Institutional Government Money Market Fund may not invest in obligations having remaining maturities in excess of 397 days, except that certain variable and floating rate instruments may bear longer maturities (provided certain provisions are met).

         The following investment limitations with respect to the Institutional Money Market and Institutional Treasury Money Market Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

         28.   Neither Fund may invest in warrants.

         29. Neither Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 10% of that Fund's net assets, provided that this limitation does not apply to an investment of all of the investable assets of the Institutional Money Market Fund in a Qualifying Portfolio (i.e., a diversified, open-end investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund).

         30. Neither Fund may purchase or retain securities of an issuer if, to the knowledge of Galaxy, an officer, trustee, member or director of Galaxy or any investment adviser of Galaxy owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

         31. Neither Fund may invest in interests in oil, gas or other mineral exploration or development programs. Neither Fund may invest in oil, gas or mineral leases.

         With respect to Investment Limitation Nos. 1 and 12 above, the 1940 Act permits a Fund to borrow from any bank, provided that immediately after any such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. In addition, a Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including accrued interest).

         With respect to Investment Limitation Nos. 2 and 10 above, the 1940 Act prohibits a diversified Fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer (the "5% limitation") or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and (b) the Fund may invest in U.S. Government obligations without regard to these limitations.

         With respect to Investment Limitation Nos. 4 and 9 above, the 1940 Act permits a Fund to lend its portfolio securities against collateral having a value equal at all times to at least 100% of the value of the securities loaned. However, no portfolio securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the Fund would exceed 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. In addition, a Fund may engage in certain securities trading practices, such as repurchase agreements, that are deemed to be loans under the 1940 Act.

         With respect to Investment Limitation Nos. 17 and 23 above, the 1940 Act prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition,
(a) the Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

         Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 10% of its net assets.

         Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

         Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, each Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act which regulates money market funds. In accordance with Rule 2a-7, the Institutional Money Market Fund is subject to the 5% limitation described in connection with Investment Limitation No. 2 above as to all of its assets; however in accordance with such Rule, the Institutional Money Market Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, provided that the Fund may not hold more than one such investment at any one time. Adherence by a Fund to the diversification requirements of Rule 2a-7 is deemed to constitute adherence to the diversification requirements of Investment Limitation Nos. 2 and 10 above. Each Fund will determine the effective maturity of its respective investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. A Fund may change these operating policies to reflect changes in the laws and regulations without the approval of its shareholders.

         The Institutional Money Market Fund may purchase Rule 144A securities. Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Investment by the Fund in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the Fund's 10% limitation on purchases of illiquid securities described above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                        VALUATION OF PORTFOLIO SECURITIES

         Galaxy uses the amortized cost method of valuation to value shares of the Funds. In order to use the amortized cost method, the Funds comply with the various quality and maturity restrictions specified in Rule 2a-7 promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of Galaxy's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the security. The value of securities in each of the Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

         The Funds invest only in instruments that meet the applicable quality requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per share, provided that neither of the Funds will purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in each Fund are sold on a continuous basis by Galaxy's distributor, PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.

PURCHASES OF CLASS I SHARES OF THE FUNDS

         Investments in Class I Shares of the Funds are not subject to any sales charge. Class I Shares of the Funds may be purchased by institutional investors that are purchasing shares on their own behalf and by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, saving and loan associations and broker/dealers on behalf of their customers. Purchases of Class I Shares may take place only on days on which the New York Stock Exchange (the "Exchange"), the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Business Day in accordance with PFPC Distributors' procedures.

         Shares of the Funds purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of such Shares will be recorded by the institution and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Shares through their institution should contact such entity directly for appropriate purchase instructions.

PURCHASES OF CLASS II SHARES AND CLASS III SHARES OF THE FUNDS

         Investments in Class II Shares and Class III Shares of the Funds are not subject to any sales charge. Class II Shares and Class III Shares of the Funds are available for purchase by qualified financial institutions, such as banks, savings and loan associations and broker-dealers, including financial institutions affiliated with Fleet, which have entered into a sales agreement and servicing agreement with respect to the Funds and that are purchasing shares of a Fund on behalf of their customers. Purchases of Class II Shares and Class III Shares may take place on any Business Day. If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Business Day in accordance with PFPC Distributors' procedures.

         Class II Shares and Class III Shares of the Funds purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of such shares will be recorded by the institution and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of shares established by institutions in connection with the requirements of their customer accounts may apply. Customers purchasing Class II Shares or Class III Shares should contact their institution directly for appropriate purchase instructions.

OTHER PURCHASE INFORMATION


         On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.


REDEMPTIONS


         Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.


         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

         Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

         Galaxy generally requires that an institution maintain an average balance of $2,000,000 in an account. If the balance in such account falls below that minimum, the institution may be obliged by Galaxy to redeem all of the shares in the account. In addition, Galaxy may redeem shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Galaxy's responsibilities under the 1940 Act. Galaxy reserves the right to waive the minimum investment requirement.

EXCHANGE PRIVILEGE - CLASS I SHARES

         An exchange involves a redemption of all or a portion of your Class I Shares and the investment of the redemption proceeds in shares of another Fund offered by Galaxy. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of a Fund to be acquired will be purchased at the net asset value per share next determined after acceptance of the exchange request, plus any applicable sales charge.

         Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call Galaxy's distributor or use the InvestConnect voice response line at 1-877-289-4252. Customers of institutions should call their institution for such information. Investors exercising the exchange privilege into other portfolios should request and review the prospectuses for these portfolios prior to making an exchange. Telephone 1-877-289-4252 for a prospectus or to make an exchange.

         In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

         For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

                                      TAXES

IN GENERAL

         Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one-year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury at least 30% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

         Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year if such dividends are actually paid during January of the following year.

STATE AND LOCAL

         Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

MISCELLANEOUS

         Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

                              TRUSTEES AND OFFICERS

         The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of Galaxy is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy are referred to as "Interested Trustees."

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                 TERM OF                                      IN FUND
                             POSITION(S)       OFFICE AND                                    COMPLEX(3)
                              HELD WITH         LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY         OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE(1)       GALAXY         TIME SERVED(2)     DURING PAST 5 YEARS          TRUSTEE            HELD BY TRUSTEE(4)
------------------------       ------         --------------     -------------------          -------            ------------------
INDEPENDENT TRUSTEES

Dwight E. Vicks, Jr.          Chairman &         4/2/86       Chairman & Director,              53         Director, Utica First
Age 68                         Trustee                        Vicks Lithograph &                           Insurance Company;
                                                              Printing Corporation                         Director, SBU Bank;
                                                              (book manufacturing and                      Director, Monitor
                                                              commercial printing).                        Life Insurance Company;
                                                                                                           Director, Commercial
                                                                                                           Travelers Mutual
                                                                                                           Insurance Company.

Louis DeThomasis               Trustee           8/10/86      President,                        53         Trustee, Religious
Age 61                                                        Saint Mary's University                      Communities Trust.
                                                              of Minnesota.

Kenneth A Froot(5)             Trustee           12/5/00      Professor of Finance,             53                      None
Age 44                                                        Harvard University.

James M. Seed                  Trustee           5/26/88      President, The Astra              53         Chairman and Director,
Age 60                                                        Ventures, Incorporated                       Fischer-Watt Gold Co.;
                                                              (oil and gas exploration;                    Director, XSCI, Inc.
                                                              private equity).


INTERESTED TRUSTEE

John T. O'Neill(6)             Trustee,          2/25/88      Private Investor;                 53                      None
Age 57                        President &                     Executive Vice President
                              Treasurer                       and Chief Financial
                                                              Officer, Hasbro, Inc.
                                                              (toy and game
                                                              manufacturer) until
                                                              December 1999.

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                 TERM OF                                      IN FUND
                             POSITION(S)       OFFICE AND                                    COMPLEX(3)
                              HELD WITH         LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY         OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE(1)       GALAXY         TIME SERVED(2)     DURING PAST 5 YEARS          TRUSTEE            HELD BY TRUSTEE(4)
------------------------       ------         --------------     -------------------          -------            ------------------
OFFICERS

William Greilich(7)              Vice            9/10/98      Vice President and                N/A                      N/A
PFPC Inc.                     President                       Division Manager, PFPC
4400 Computer Drive                                           Inc., 1996 to present;
Westborough, MA 01581-5108                                    Vice President, PFPC
Age 47                                                        Inc., 1991-1996.

W. Bruce McConnel(7)          Secretary          4/03/86      Partner of the law firm           N/A                      N/A
One Logan Square                                              Drinker Biddle &
18th & Cherry Streets                                         Reath LLP, Philadelphia,
Philadelphia, PA 19103                                        Pennsylvania.
Age 59

Gregory Sackos(7)             Assistant          9/6/01       Director, Fund Accounting         N/A                      N/A
PFPC Inc.                     Secretary                       and Administration, PFPC
4400 Computer Drive                                           Inc., 1998 to present;
Westborough, MA 01581-5108                                    Second Vice President,
Age 37                                                        Chase Global Financial
                                                              Services, 1996-1998.

--------------
(1.) Each trustee may be contacted by writing to the trustee, c/o The Galaxy Fund, 4400 Computer Drive, Westborough, Massachusetts 01581-5108, Attn: William Greilich.

(2.) Each trustee holds offices for an indefinite term until the earliest of:
(a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with Galaxy's Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy's Code of Regulations; or (c) Galaxy terminates.

(3.) The "Fund Complex" consisting of all registered investment companies for which Fleet or any of its affiliates serves as investment adviser, including Galaxy, The Galaxy VIP Fund and Galaxy Fund II. In addition to Galaxy (40 portfolios), each trustee also serves as a trustee of The Galaxy VIP Fund (8 portfolios) and Galaxy Fund II (5 portfolios). In addition to Galaxy, Mr. Vicks and Mr. O'Neill serve as Chairman and President and Treasurer, respectively, of The Galaxy VIP Fund and Galaxy Fund II.

(4.) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(5.) Prior to June 26, 2000, Mr. Froot was a trustee of the Boston 1784 Funds, which was advised by Fleet National Bank, an affiliate of Fleet. On June 26, 2000, the Boston 1784 Funds were reorganized into Galaxy.

(6.) Mr. O'Neill is considered to be an Interested Trustee because (i) he owns securities issued by FleetBoston Financial Corporation and (ii) he serves as an officer of Galaxy.

(7.) Mr. Greilich, Mr. McConnel and Mr. Sackos also serve as Vice President, Secretary and Assistant Secretary, respectively, of The Galaxy VIP Fund and Galaxy Fund II.

STANDING BOARD COMMITTEES


         The Board of Trustees has established three committees, i.e., Audit, Nominating and Valuation.


         The Audit Committee annually considers the engagement and compensation of Galaxy's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of Galaxy's financial statements. The Audit Committee is a "committee of the whole" in that all of the trustees serve on the Committee. The Audit Committee met four times during the fiscal year ended October 31, 2001.

         The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. The Nominating Committee consists of three Independent Trustees (Messrs. DeThomasis, Seed and Vicks). There were no formal meetings of the Nominating Committee during the fiscal year ended October 31, 2001. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of Galaxy's Secretary.


         The Valuation Committee is responsible for the review of pricing and valuation issues as needed. The Valuation Committee consists of two Independent Trustees (Messrs. Seed and Vicks). There were no formal meetings of the Valuation Committee during the fiscal year ended October 31, 2001.

TRUSTEE OWNERSHIP OF FUND SHARES

         The following table shows the dollar range of shares beneficially owned by each trustee in the Funds and other portfolios of Galaxy, The Galaxy VIP Fund and Galaxy Fund II.

                                                                                     AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN ALL
                                                 DOLLAR RANGE OF                   PORTFOLIOS IN GALAXY COMPLEX(2)
NAME OF TRUSTEE                          EQUITY SECURITIES IN THE FUNDS(1)              OVERSEEN BY TRUSTEE
---------------                          ---------------------------------              -------------------
INDEPENDENT TRUSTEES
Dwight E. Vicks, Jr.                                   None                                over $100,000
Kenneth A. Froot                                       None                                over $100,000
Louis DeThomasis                                       None                                over $100,000
James M. Seed                                          None                                over $100,000

INTERESTED TRUSTEE
John T. O'Neill                                        None                                over $100,000

--------------

(1) Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2001.

(2) Includes Galaxy, The Galaxy VIP Fund, and Galaxy Fund II. As of December 31, 2001, Galaxy consisted of 40 portfolios, The Galaxy VIP Fund consisted of 8 portfolios and Galaxy Fund II consisted of 5 portfolios.


         As of February 5, 2002, the trustees and officers of Galaxy owned less than 1% of its outstanding shares.


BOARD COMPENSATION

         Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to September 8, 2000, each trustee was entitled to receive an annual aggregate fee of $45,000 for his services as a trustee of the Trusts plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as those currently in effect.

         Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

         No employee of PFPC receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet or any of its affiliates serves as a trustee, officer or employee of Galaxy.

         The following chart provides certain information about the fees received by Galaxy's trustees during the fiscal year ended October 31, 2001.

                                           AGGREGATE         PENSION OR RETIREMENT      TOTAL COMPENSATION FROM
                                          COMPENSATION         BENEFITS ACCRUED AS       GALAXY AND FUND COMPLEX(1)
 NAME OF PERSON/POSITION                  FROM GALAXY        PART OF FUND EXPENSES          PAID TO TRUSTEES
 -----------------------                  -----------        ---------------------          ----------------
INDEPENDENT TRUSTEES
Dwight E. Vicks, Jr.
Chairman and Trustee                         $72,717                  None                       $77,000

Donald B. Miller(2),(4)
Trustee                                      $68,940                  None                       $73,000

Rev. Louis DeThomasis
Trustee                                      $68,940                  None                       $73,000

James M. Seed(4)
Trustee                                      $68,940                  None                       $73,000

Kenneth A. Froot(3),(4)
Trustee                                      $51,074                  None                       $54,000

INTERESTED TRUSTEES
John T. O'Neill(4)                           $71,300                  None                       $75,500
President, Treasurer
and Trustee

Bradford S. Wellman                          $29,929                  None                       $31,750
Trustee(2)

--------------

(1) The "Fund Complex" consists of all registered investment companies for which Fleet or any of its affiliates serves as investment adviser, including Galaxy, The Galaxy VIP Fund and Galaxy Fund II. In addition to Galaxy, each trustee also serves as a trustee of The Galaxy VIP Fund and Galaxy Fund II and receives compensation for such services.

(2) Mr. Wellman resigned as trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 14, 2000 and Mr. Miller retired as a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 31, 2001. Each currently serves as an emeritus trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II and receives the same meeting fees as the trustees and reimbursement for expenses incurred in attending meetings.


(3) Mr. Froot was appointed a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 15, 2000.


(4) Deferred compensation (including interest) in the amounts of $68,418, $54,704, ($32,206) and $52,599 accrued during Galaxy's fiscal year ended October 31, 2001 for Messrs. Miller, O'Neill, Seed and Froot, respectively.


SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

         The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

                               INVESTMENT ADVISER

         Fleet, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

         For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate 0.20% of the average daily net assets of each Fund. The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice and will terminate immediately in the event of its assignment.

         During the last three fiscal years, the Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:

                                                                             FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                                                   2001             2000              1999
----                                                                   ----             ----              ----
Institutional Government Money Market                               $   524,563       $206,464           $126,310
Institutional Money Market                                          $1,279,319            *                  *
Institutional Treasury Money Market                                 $9,111,132            *                  *

-----------------
* See below for advisory fee information for the Predecessor Funds.

         During the last three fiscal years, Fleet waived advisory fees as set forth below:

                                                                          FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                                                   2001             2000              1999
----                                                                   ----             ----              ----
Institutional Government Money Market                                 $95,114         $238,124          $224,797
Institutional Money Market                                            $     0            *                  *
Institutional Treasury Money Market                                   $     0            *                  *

-----------------

* See below for advisory fee information for the Predecessor Funds.

         During the last three fiscal years, Fleet reimbursed expenses as set forth below:

                                                                         FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                                                   2001             2000              1999
----                                                                   ----             ----              ----
Institutional Government Money Market                                $      0         $31,660           $98,487
Institutional Money Market                                           $ 78,761            *                 *
Institutional Treasury Money Market                                  $452,656            *                 *

-----------------
* See below for advisory fee information for the Predecessor Funds.

         Prior to the Reorganization, each Predecessor Fund was advised by Fleet National Bank (formerly, BankBoston N.A. ("BankBoston")). BankBoston was a wholly-owned subsidiary of BankBoston Corporation. On October 1, 1999, BankBoston Corporation merged into Fleet Financial Group, Inc. to form FleetBoston Financial Corporation (the "Holding Company Merger"). As a result of the Holding Company Merger, BankBoston became a subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser and was renamed Fleet National Bank ("FNB").

         FNB served as investment adviser to each Predecessor Fund pursuant to an investment advisory agreement dated June 1, 1993 (the "Prior Agreement"). Pursuant to the terms of the Prior Agreement, FNB was entitled to receive fees, accrued daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of each Fund. In addition, FNB agreed to waive investment advisory fees and/or reimburse expenses to help the Predecessor Funds maintain competitive expense ratios.

         During the fiscal years ended May 31, 2000 and 1999, the Predecessor Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to FNB and/or BankBoston as set forth below:

                                                                   FOR THE FISCAL YEARS ENDED MAY 31:
                                                                    2000                         1999
FUND                                                            (THOUSANDS)                   (THOUSANDS)
----                                                             ---------                     ---------
Institutional Money Market Fund                                    $1,642                        $ 760
Institutional Treasury Money Market Fund                           $9,736                       $8,329

         For the period June 1, 2000 through October 31, 2000, the Institutional Money Market Fund and Institutional Treasury Money Market Fund paid advisory fees (net of expense reimbursements) to Fleet and/or FNB of $447,732 and $3,511,218, respectively. For the same period, Fleet waived advisory fees with respect to the Institutional Money Market Fund and Institutional Treasury Money Market Fund of $65,267 and $458,427, respectively.

ANNUAL BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

         At a meeting held on May 31, 2001, the Board of Trustees of Galaxy, including the Independent Trustees, approved the continuation of Galaxy's investment advisory agreement with Fleet with respect to each Fund for an additional one-year period. In connection with such approval, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of Fleet's services provided to each Fund and Fleet's experience and qualifications. Among other items, the trustees also reviewed and considered: (1) a Lipper report comparing the advisory fees and total expense ratio of each class of shares of each Fund to Lipper data on investment objective peer group averages, industry peer group averages and bank peer group averages; (2) a report on Galaxy's advisory fee structure, which included the proposed implementation of new breakpoints in the advisory fees for certain of Galaxy's equity and bond portfolios and a comparison of the proposed fees (after implementation of the breakpoints) to Lipper data describing the median advisory fees for funds with similar investment objectives; (3) a report on the assets, advisory fees, advisory fee waivers and expense reimbursements for each Fund; (4) a Lipper report comparing:
(i) the performance of each class of shares of each Fund to the applicable Lipper average and performance universe (e.g. all large cap core equity funds) average, (ii) the contractual management fee for each Fund with that of funds with the same investment classification, (iii) the expenses for each class of shares of each Fund to bank group and non-bank group averages, and (iv) the expense ratio components (such as contractual management fees and actual administrative fees) for each class of shares of each Fund to bank groups and non-bank groups; and (5) a report on Fleet's profitability related to providing advisory services to Galaxy after taking into account (i) advisory fees and any other benefits realized by Fleet or any of its affiliates as a result of Fleet's role as advisor to Galaxy, and (ii) the direct and indirect expenses incurred by Fleet in providing such advisory services to Galaxy. The Board also considered a report on soft dollar commissions which included information on brokers and total commissions paid for each Fund for the fiscal year ended October 31, 2000, as well as information on the types of research and services obtained by Fleet in connection with soft dollar commissions.

         After discussion, the Board of Trustees concluded that Fleet had the capabilities, resources and personnel necessary to manage Galaxy. The Board of Trustees also concluded that based on the services that Fleet would provide to Galaxy under the investment advisory agreement and the expenses incurred by Fleet in the performance of such services, the compensation to be paid to Fleet was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the investment advisory agreement with Fleet for an additional one-year period.

                                  ADMINISTRATOR

         PFPC, Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is a majority-owned subsidiary of PNC Financial Services Group.

         PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates, effective May 31, 2001:


                    COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
                    ---------------------------------           -----------

                    Up to $2.5 billion                             0.090%
                    From $2.5 to $5 billion                        0.085%
                    From $5 to $12 billion                         0.075%
                    From $12 to $15 billion                        0.065%
                    From $15 to $18 billion                        0.060%
                    From $18 to $21 billion                       0.0575%
                    From $21 to $30 billion                       0.0525%
                    Over $30 billion                               0.050%

         For the period from June 26, 2000 through May 30, 2001, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates:

                    COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
                    ---------------------------------           -----------

                    Up to $2.5 billion                             0.090%
                    From $2.5 to $5 billion                        0.085%
                    From $5 to $12 billion                         0.075%
                    From $12 to $15 billion                        0.065%
                    From $15 to $18 billion                        0.060%
                    From $18 to $21 billion                       0.0575%
                    Over $21 billion                              0.0525%

         Prior to June 26, 2000, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy at the following annual rates:

                    COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
                    ---------------------------------           -----------

                    Up to $2.5 billion                             0.090%
                    From $2.5 to $5 billion                        0.085%
                    From $5 to $12 billion                         0.075%
                    From $12 to $15 billion                        0.065%
                    From $15 to $18 billion                        0.060%
                    Over $18 billion                              0.0575%

         PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services. From time to time, PFPC may waive voluntarily all or a portion of the administration fees payable to it by the Funds.

         For the fiscal year or period ended October 31, 2001, the Funds paid PFPC administration fees at the effective annual rate of 0.07%, 0.07% and 0.05% of the average daily net assets of the Institutional Money Market Fund, Institutional Treasury Money Market Fund and Institutional Government Money Market Fund, respectively.


         Under the administration agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect with respect to each Fund until May 31, 2004 and thereafter will continue for additional terms of one-year each, provided such continuance is specifically reviewed and approved at least annually (i) by vote of a majority of Galaxy's Board of Trustees or by vote of a majority of the outstanding shares of such Fund and (ii) by a majority of Galaxy's Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement.

         During the last three fiscal years, the Funds paid administration fees (net of fee waivers) to PFPC as set forth below:

                                                                         FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                                                   2001             2000              1999
----                                                                   ----             ----              ----
Institutional Government Money Market                              $  146,424          $116,087         $112,398
Institutional Money Market                                         $  447,454              *                *
Institutional Treasury Money Market                                $3,151,059              *                *

-------------------
* See below for administration fees paid by the Predecessor Funds.

         During the last three fiscal years, PFPC waived administration fees as set forth below:

                                                                         FOR THE FISCAL YEARS ENDED OCTOBER 31:
FUND                                                                   2001             2000              1999
----                                                                   ----             ----              ----
Institutional Government Money Market                                $132,431          $98,225          $89,919
Institutional Money Market                                           $      0             *                *
Institutional Treasury Money Market                                  $      0             *                *

-------------
* See below for information on administration fees that were paid by the Predecessor Funds.

         Prior to the Reorganization, SEI Investments Mutual Funds Services ("SEI") served as the administrator to the Predecessor Funds. For its services, SEI received a fee calculated daily and paid monthly, at an annual rate of 0.085% of the first $5 billion of the Boston 1784 Funds' combined average daily net assets and 0.045% of combined average daily net assets in excess of $5 billion. SEI also agreed to waive portions of its fees from time to time.

         During the fiscal years ended May 31, 2000 and 1999, SEI received administration fees, net of fee waivers, as set forth below:

                                                                    FOR THE FISCAL YEARS ENDED MAY 31:
                                                                 2000                            1999
FUND                                                          (THOUSANDS)                    (THOUSANDS)
----                                                           ---------                      ---------
Institutional Money Market Fund                                   $538                            $327
Institutional Treasury Money Market Fund                         $3,148                          $2,779

         During the period June 1, 2000 through October 31, 2000, the Institutional Money Market Fund and Institutional Treasury Money Market Fund paid SEI and/or PFPC administration fees of $171,313 and $1,326,210, respectively.

                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of J.P. Morgan Chase & Co., serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement.

         Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan also serves as Galaxy's "foreign custody manager" (as that term is defined in Rule 17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of those Funds held outside the U.S. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

         PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

         PFPC may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Class I Shares of the Institutional Treasury Money Market Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Class I Shares and the dollar value of Class I Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by PFPC for the Sub-Account Services and in connection therewith the transfer agency fees payable by Class I Shares of the Institutional Treasury Money Market Fund to PFPC have been increased by an amount equal to these fees. In substance, therefore, the holders of Class I Shares of the Institutional Treasury Money Market Fund indirectly bear these fees.

         Fleet Bank, an affiliate of Fleet, is paid a fee for Sub-Account Services performed with respect to Class I Shares of the Institutional Treasury Money Market Fund held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank is paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended October 31, 2001, Fleet Bank received $116,027 for Sub-Account Services. PFPC bears this expense directly, and shareholders of Class I Shares of the Institutional Treasury Money Market Fund bear this expense indirectly through fees paid to PFPC for transfer agency services.

                                    EXPENSES

         Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

         Debt securities purchased or sold by the Funds are generally traded in over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

         The Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of any of these Funds.

         In purchasing or selling securities for the Funds, Fleet will seek to obtain best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

         Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

         Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 2001, the Funds held securities of their regular brokers or dealers as set forth below:

FUND                                                         BROKER/DEALER                     VALUE
----                                                         -------------                     -----
Institutional Government Money Market             Credit Suisse First Boston Corp.          $ 46,535,000
Institutional Treasury Money Market               Credit Suisse First Boston Corp.          $688,715,000
Institutional Treasury Money Market               Lehman Brothers, Inc.                     $200,000,000
Institutional Treasury Money Market               Merrill Lynch                             $250,000,000

         Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

            SHAREHOLDER SERVICES PLAN - CLASS II AND CLASS III SHARES

         Galaxy has adopted a Shareholder Services Plan with respect to Class II Shares and Class III Shares of the Institutional Money Market and Institutional Treasury Money Market Funds (the "Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain shareholder liaison and/or administrative support services to customers who are the beneficial owners of Class II Shares or Class III Shares. Such services are provided to customers who are the beneficial owners of Class II Shares or Class III Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of Class II Shares or Class III Shares. The Plan provides that Galaxy will pay fees for such services at an aggregate annual rate of up to 0.50% (up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) of the average daily net asset value of Class II Shares or Class III Shares owned beneficially by customers. Institutions may receive fees for providing one or more of the following services to such customers: (i) processing dividend payments on behalf of customers; (ii) providing information periodically to customers showing their positions in Class II Shares or Class III Shares; (iii) arranging for bank wires; (iv) responding to customer inquiries relating to the services performed by the institution; (v) providing subaccounting with respect to Class II Shares or Class III Shares beneficially owned by customers or the information necessary for Galaxy to provide subaccounting; (vi) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (vii) forwarding to customers proxy statements and proxies containing any proposals regarding the Plan or related servicing agreements; (viii) aggregating and processing purchase, exchange and redemption requests from customers and placing net purchase, exchange and redemption orders with Galaxy's distributor or transfer agent; (ix) providing customers with a service that invests the assets of their accounts in Class II Shares or Class III Shares; and
(x) providing such other similar services as Galaxy may reasonably request to the extent the institution is permitted to do so under applicable statutes, rules and regulations.

         Galaxy intends to enter into servicing agreements under the Plan and to limit the payments under these servicing agreements for each Fund to an aggregate fee of not more than 0.15% of the average daily net asset value of Class II Shares owned beneficially by customers of institutions, and 0.25% of the average daily net asset value of Class III Shares owned beneficially by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Class II Shares or Class III Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class II Shares or Class III Shares.

         Each servicing agreement between Galaxy and an institution ("Service Organization") relating to the Plan requires that the Service Organization agrees to waive a portion of the servicing fee payable to it under the Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class II Shares or Class III Shares of the Funds on any day do not exceed the income to be accrued to such Class II Shares or Class III Shares on that day.


         During the period March 1, 2001 (date of initial public offering) through October 31, 2001, Galaxy made payments to institutions (net of expense reimbursements) of $24,667, and reimbursed shareholder servicing fees of $4,784, with respect to Class III Shares of the Institutional Treasury Money Market Fund.


         Galaxy's servicing agreements are governed by the Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Class II Shares and Class III Shares of each Fund. Pursuant to the Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class II Shares and Class III Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                                   DISTRIBUTOR

         PFPC Distributors serves as Galaxy's distributor. PFPC Distributors, an indirect wholly-owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

         Unless otherwise terminated, the Distribution Agreement between Galaxy and PFPC Distributors will continue in effect from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

         Prior to January 2, 2001, Provident Distributors, Inc. served as Galaxy's distributor. Prior to December 1, 1999, First Data Distributors, Inc., a wholly-owned subsidiary of PFPC, served as Galaxy's distributor.


                                    AUDITORS



         Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02116, currently serve as auditors for Galaxy. The financial highlights for the respective Funds included in the Prospectuses and the information for the Funds contained in the Annual Report for the fiscal years ended on or before October 31, 1998 were audited by Galaxy's former auditors.

         Prior to the Reorganization, PricewaterhouseCoopers LLP, with offices at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, served as independent accountants for the Predecessor Funds. The financial highlights for the Predecessor Funds for the years or periods ended on or before May 31, 2000 have been audited by PricewaterhouseCoopers LLP.

                                     COUNSEL

         Drinker Biddle & Reath LLP (of which W. Bruce McConnel, Secretary of Galaxy, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy and will pass upon certain legal matters on its behalf.

                                 CODES OF ETHICS

         Galaxy and Fleet have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to the particular Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

                        PERFORMANCE AND YIELD INFORMATION

         The standardized annualized seven-day yields for the Funds are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) annualizing the results (I.E., multiplying the base period return by (365/7)). The net change in the value of the account in each Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The current yields for the Funds may be obtained by calling PFPC Distributors at 1-877-289-4252.

         For the seven-day period ended October 31, 2001, the annualized yield and effective yield for Class I Shares of the Institutional Money Market Fund, Institutional Treasury Money Market Fund and Institutional Government Money Market Fund, are set forth below.

                           FUND                                  ANNUALIZED YIELD         EFFECTIVE YIELD
                           ----                                  ----------------         ---------------
Institutional Money Market Fund                                        2.41%                   2.44%
Institutional Treasury Money Market Fund                               2.49%                   2.52%
Institutional Government Money Market Fund                             2.56%                   2.59%


         For the seven-day period ended October 31, 2001, the annualized yield and effective yield for Class II Shares of the Institutional Money Market Fund and Institutional Treasury Money Market Fund are set forth below.


                           FUND                                  ANNUALIZED YIELD         EFFECTIVE YIELD
                           ----                                  ----------------         ---------------
Institutional Money Market Fund                                        2.22%                   2.25%
Institutional Treasury Money Market Fund                               2.38%                   2.41%


         For the seven-day period ended October 31, 2001, the annualized yield and effective yield for Class III Shares of the Institutional Money Market Fund and Institutional Treasury Money Market Fund are set forth below.


                           FUND                                  ANNUALIZED YIELD         EFFECTIVE YIELD
                           ----                                  ----------------         ---------------
Institutional Money Market Fund                                        2.32%                   2.35%
Institutional Treasury Money Market Fund                               2.28%                   2.31%

PERFORMANCE REPORTING

         From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

         Performance data as reported in national financial publications including, but not limited to, DONOGHUE'S MONEY FUND REPORT(R), MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. The performance of the Funds may also be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Performance data will be calculated separately for Class I Shares, Class II Shares and Class III Shares of the Funds.

         The yield of a Fund refers to the income generated over a seven-day period identified in the advertisement and is calculated as described above. Each Fund may also advertise its

"effective yield" which is calculated as described above. The "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment.

         The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

         As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

         Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

         A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

         As of February 5, 2002, the name, address and percentage ownership of the entities or persons that held of record or beneficially 5% or more of the outstanding shares of each class of Galaxy's investment portfolios were as follows:


                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank             97.94%
      P.O. Box 92800
      Rochester, NY  14692-8900

TAX-EXEMPT MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank             94.09%
      P.O. Box 92800
      Rochester, NY  14692-8900

GOVERNMENT MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank             96.42%
      P.O. Box 92800
      Rochester, NY  14692-8900

U.S. TREASURY MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank             94.49%
      P.O. Box 92800
      Rochester, NY  14692-8900

INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
      TRUST SHARES
      Fleet National Bank             93.06%
      P.O. Box 92800
      Rochester, NY  14692-8900

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
      RETAIL A SHARES
      Fleet National Bank             35.92%
      P.O. Box 92800
      Rochester, NY  14692-8900

      U.S. Clearing A Division of Fleet
      Securities Inc.                 26.40%
      26 Broadway
      New York, NY  10004-1703

  CONNECTICUT MUNICIPAL MONEY MARKET FUND
      RETAIL A SHARES
      Fleet National Bank             49.46%
      P.O. Box 92800
      Rochester, NY  14692-8900

INSTITUTIONAL TREASURY MONEY MARKET FUND
      CLASS I SHARES
      Fleet National Bank             16.57%
      P.O. Box 92800
      Rochester, NY  14692-8900

      Bob & Co.                       12.99%
      Treasury Attn: A.J. Ferullo
      100 Federal Street
      Mailstop MADE10013E
      Boston, MA  02110-1802

      Fleet Bank Omnibus              67.09%
      20 Church Street, 8th Floor
      Mailstop CT/EH/40608F
      CAS Operations
      Hartford, CT  06103

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      CLASS II SHARES
      FIM Funding, Inc.               100.00%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02110

      CLASS III SHARES
      Bob & Co.                       97.33%
      Treasury Attn: A.J. Ferullo
      100 Federal Street
      Mailstop MADE10013E
      Boston, MA  02110-1802

INSTITUTIONAL PRIME MONEY MARKET FUND
      CLASS I SHARES
      Fleet National Bank             62.64%
      P.O. Box 92800
      Rochester, NY 14692-8900

      U.S. Clearing Corp.             8.53%
      26 Broadway
      New York, NY  10004-1703

      Bob & Co.                       21.30%
      Treasury Attn: A.J. Ferullo
      100 Federal Street
      Mailstop MADE10013E
      Boston, MA  02110-1802

      PFPC Inc.                       5.64%
      As Agent for the Benefit of TA Clients
      Kim Croston Auth. Officer
      4400 Computer Drive
      Westboro, MA  01581

      CLASS II SHARES
      FIM Funding, Inc.               100.00%
      Attn: Glen Martin
      150 Federal Street
      4th Floor
      Boston, MA  02110

      CLASS III SHARES
      FIM Funding, Inc.               10.69%
      Attn: Glen Martin
      150 Federal Street
      4th Floor
      Boston, MA  02110

      Bob & Co.                       89.31%
      Treasury Attn: A.J. Ferullo
      100 Federal Street
      Mailstop MADE10013E
      Boston, MA  02110-1802

EQUITY VALUE FUND
      TRUST SHARES
      Gales & Co.                     28.79%
      Fleet Investment Services
      Mutual Funds Unit- NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     21.39%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     24.17%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Amvescap National Trust
      Company                          5.44%
      Agent for Fleet National Bank FBO
      Leviton Manufacturing Savings Plan
      P.O. Box 4054
      Concord, CA  94524

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

EQUITY GROWTH FUND
      TRUST SHARES
      Gales & Co.                     52.09%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     18.81%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     17.41%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             6.83%
      FBO 104-32732-16
      Hilda Brandt
      Roland Park Place
      830 W. 40th Street Apt. 359
      Baltimore, MD  21211-2176

      NH Bragg & Sons                 89.34%
      401(K) Profit Sharing Plan
      Lawrence S. Cronkite & John Bragg
      TTEES
      92 Perry Road
      P.O. Box 927
      Bangor, ME  04402-0927

      PRIME B SHARES
      U.S. Clearing Corp.             19.54%
      FBO 111-98315-17
      Thomas J. Bernfeld
      185 West End Avenue, Apt. 21D
      New York, NY  10023-5548

      U.S. Clearing Corp.             12.26%
      FBO 150-90636-14
      Lynn C. Sherrie
      245 Lake Street
      Wilson, NY  14172-9659

      U.S. Clearing Corp.             10.58%
      FBO 221-00085-18
      Walter M. Swiecicki & Cathleen Swiecicki
      JT WROS
      119 Old Beekman Road
      Monmouth Junction,  NJ 08852-3114

      U.S. Clearing Corp.             5.81%
      FBO 195-90734-10
      W.P. Fleming
      66500 E. 253 Road
      Grove, OK  74344-6163

      U.S. Clearing Corp.             5.71%
      FBO 131-98122-18
      Elaine B. Odessa
      9 Newman Road
      Pawtucket, RI  02860-6183

      U.S. Clearing Corp.             12.63%
      FBO 166-31108-21
      Frank Catanho, Trustee of the Frank
      Catanho
      1996 Trust - Dated 10/22/96
      22315 Main Street
      Hayward, NY  94541-4006

GROWTH FUND II
      TRUST SHARES
      Gales & Co.                     18.32%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      Gales & Co.                     13.31%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     58.71%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

  EQUITY INCOME FUND
      TRUST SHARES
      Gales & Co.                     58.08%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     22.51%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     14.86%
      Fleet Investment Services
      Mutual Funds Unit- NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

INTERNATIONAL EQUITY FUND
      TRUST SHARES
      Gales & Co.                     23.92%
      Fleet Investment Services
      Mutual Funds Unit- NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     31.38%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     35.53%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             76.73%
      FBO 125-98055-11
      Albert F. Twanmo
      6508 81st Street
      Cabin John, MD  20818-1203

      U.S. Clearing Corp.             14.11%
      FBO 136-99157-13
      Jon-Paul Dadaian
      178 Clarken Drive
      West Orange, NJ  07052-3441

      U.S. Clearing Corp.             8.76%
      FBO 200-80589-15
      Mark A Rydell
      Quick & Reilly 401k Plan
      40 Bethesda Park Circle
      Boynton Beach, FL  33435-6613

      PRIME B SHARES
      U.S. Clearing Corp.             72.44%
      FBO 102-59241-17
      Church & Friary of St. Francis of Assisi
      c/o Fr. Peter Brophy, OFM
      135 West 31st Street
      New York, NY  10001-3405

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      U.S. Clearing Corp.             5.35%
      FBO 195-90025-13
      Guido Guinasso
      418 College Avenue
      San Francisco, CA  94112-1114

GROWTH & INCOME FUND
      TRUST SHARES
      Gales & Co.                     56.96%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     32.78%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             59.43%
      FBO 113-27816-16
      Pamela M. Fein
      68 Oak Ridge Drive
      Bethany, CT  06524-3118

      U.S. Clearing Corp.             17.98%
      FBO 175-97327-10
      Margaret Ann Gillenwater
      2525 E. Prince Road #23
      Tucson, AZ  85716-1146

      U.S. Clearing Corp.             6.14%
      FBO 114-97798-19
      Dona Schneid
      7909 Venture Center Way #9104
      Boynton Beach, FL  33437-7412

      U.S. Clearing Corp.             8.83%
      FBO 134-93669-12
      Krzysztof Mizura
      26 Perron Road
      Plainville, CT  06062-1100

      PRIME B SHARES
      U.S. Clearing Corp.             29.63%
      FBO 147-97497-13
      Martin Allen Sante
      8858 Moanalua Way
      Diamondhead, MS  39525-3760

      U.S. Clearing Corp.             17.37%
      FBO 103-31744-16
      Irwin Luftig & Elaine Luftig
      6119 Bear Creek Ct.
      Lake Worth, FL  33467-6812

      U.S. Clearing Corp.             16.62%
      FBO 148-28677-18
      Linda M Berke &
      Michael E. Berke JT TEN
      30941 Westwood Road
      Farmington Hills, MI  48331-1466

      U.S. Clearing Corp.             16.21%
      FBO 147-29019-15
      Walter W. Quan
      2617 Skyline Drive
      Lorain, OH  44053-2243

      U.S. Clearing Corp.             6.21%
      FBO 013-90166-12
      Florence G. St. Onge
      34 Cedar Lane
      Warren, RI  02885-2236

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

ASSET ALLOCATION FUND
      TRUST SHARES
      Gales & Co.                     48.98%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     6.80%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             10.96%
      FBO 155-98529-16
      Frederick B. Galt
      616 Vanderlyn Lane
      Slingerlands, NY  12159-9543

      U.S. Clearing Corp.             20.40%
      FBO 175-97327-10
      Margaret Ann Gillenwater
      2525 E. Prince Road #23
      Tucson, AZ  85716-1146

      U.S. Clearing Corp.             31.50%
      FBO 194-97099-17
      James K. Winter
      2523 Greenridge Drive
      Belden, MS  38826-9530

      U.S. Clearing Corp.             7.88%
      FBO 108-98907-17
      Linda Lecessi-Karp
      141 Norwood Avenue
      Malverne, NY  11565-1422

      U.S. Clearing Corp.             6.29%
      FBO 170-02634-19
      Albert Roselli &
      Arlene Roselli JT TEN
      57 Deerpath Lane
      Westfield, MA  01085-1133

      U.S. Clearing Corp.             11.79%
      FBO 170-02647-14
      Frederick J. Roselli &
      Carol A. Roselli JT TEN
      585 North Westfield Street
      Feeding Hills, MA  01030-1217

      U.S. Clearing Corp.             6.95%
      FBO 145-90771-19
      IRA Rollover
      Nicole A. Zielske
      1914 Grayson Ridge Ct.
      Chesterfield, MO  63017-8740

      PRIME B SHARES
      U.S. Clearing Corp.             12.16%
      FBO 138-97818-14
      Carol Y. Foster
      20270 NE Marie Avenue
      Blountstown, FL  32424-1273

      U.S. Clearing Corp.             11.87%
      FBO 102-92974-11
      Ann E. Csernica
      8 Hunter Court
      Egg Harbor Twp., NJ  08234-7390

      U.S. Clearing Corp.             7.91%
      FBO 166-98559-16
      Ann P. Sargent
      422 Los Encinos Avenue
      San Jose, CA  95134-1336

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      U.S. Clearing Corp.             7.68%
      FBO 166-97970-19
      Alicia E. Schober
      10139 Ridgeway Drive
      Cupertino, CA  95014-2658

      U.S. Clearing Corp.             7.05%
      FBO 181-01324-13
      Paul R. Thornton & Karin
      Z. Thornton JT TEN
      1207 Oak Glen Lane
      Sugar Land, TX  77479-6175

      U.S. Clearing Corp.             5.85%
      FBO 013-00189-14
      David Paquin &
      Susan Paquin JT TEN
      Attn: Paul D. Nunes VP
      110 Westminister St. RI/MO/F02G
      Providence, RI  02903-2318

      SMALL COMPANY EQUITY FUND
      TRUST SHARES
      Gales & Co.                     50.00%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      Gales & Co.                     27.05%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      Gales & Co.                     11.02%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      SMALL CAP VALUE FUND
      TRUST SHARES
      Gales & Co.                     36.42%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     33.50%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     21.22%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             49.11%
      FBO 104-32732-16
      Hilda Brandt
      Roland Park Place
      830 W. 40th Street, Apt. 359
      Baltimore, MD  21211-2176

      U.S. Clearing Corp.             16.39%
      FBO 103-97564-14
      IRA Rollover Account
      Thomas X McKenna
      170 Turtle Creek Drive
      Tequesta, FL 33469-1547

      U.S. Clearing Corp.             15.12%
      FBO 103-31296-18
      Edward U. Roddy III
      109 Angler Avenue
      Palm Beach, FL  33480-3101

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      PRIME B SHARES
      U.S. Clearing Corp.             12.99%
      FBO 111-98315-17
      Thomas J. Bernfeld
      185 West End Avenue, Apt. 21D
      New York, NY  10023-5548

      U.S. Clearing Corp.             6.85%
      FBO 233-97395-15
      Rufus O. Eddins
      360 Dominion Circle
      Knoxville, TN  37922-2750

      U.S. Clearing Corp.             6.01%
      FBO 138-30212-17
      Virginia Godenrath T.O.D.
      Robert Godenrath
      5925 Shore Boulevard South #104
      Gulfport, FL  33707-5904

      U.S. Clearing Corp.             5.24%
      FBO 108-98907-17
      Linda Lecessi-Karp
      141 Norwood Avenue
      Malverne, NY  11565-1422

      U.S. Clearing Corp.             6.58%
      FBO 221-97250-13
      Michael A. Veschi
      106 Exmoor Court
      Leesburg, VA  20176-2049

      U.S. Clearing Corp.             8.80%
      FBO 107-30623-23
      Andrejs Zvejnieks
      2337 Christopher Walk
      Atlanta, GA  30327-1110

      U.S. Clearing Corp.             9.63%
      FBO 134-955935-15
      Reenee L. Mayne
      285 Redwood Road
      Manchester, CT  06040-6333

      STRATEGIC EQUITY FUND
      TRUST SHARES
      Gales & Co.                     30.06%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     52.42%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     16.99%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      FIM Funding, Inc.               98.42%
      Attn:  Glen Martin
      150 Federal Street 4th Floor
      Boston, MA  02109

      RETAIL A SHARES
      Fleet Bank, N.A.                8.08%
      Cust For The IRA Plan FBO
      Susan A. Bird
      30 Lafayette Avenue
      Somerset, NJ  08873-2556

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      Striplin Family Trust           5.44%
      Dave Striplin & Kristen Striplin JT
      WROS PDAA
      U/T/A DTD 1-22-2001
      1705 Vista Del Monte
      Auburn, CA  95603-6104

      US Clearing Corp.               6.27%
      FBO 210-00116-14
      Anthony P. Verrico & Antonia Verrico
      JT/TEN
      32 Susan Drive
      Saugus, MA  01906-1238

      US Clearing Corp.               39.22%
      FBO 230-05564-18
      Adelaide Donohue & Matthew
      Donohue JT/TEN
      42 Oceanview Drive
      Southhampton, NY  11968-4216

      RETAIL B SHARES
      FIM Funding, Inc.               11.83%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02109

      US Clearing Corp.               12.42%
      FBO 245-01434-13
      Anthony M. Savoy
      103 Oak Street
      Indian Orchard, MA  01151-1538

      US Clearing Corp.               28.33%
      FBO 245-94856-17
      Daniel Coletti
      465 Lexington Street
      Waltham, MA  02452

      US Clearing Corp.               11.83%
      FBO 108-04359-18
      Raheem Horton
      115 W. Fulton Avenue
      Roosevelt, NY  11575-2026

      US Clearing Corp.               33.95%
      FBO 134-08957-11
      Sergio M. Sevillano &
      Lourdes Colon JT/TEN
      23 Fairwood Farms Road
      West Hartford, CT  06107-3502

      PRIME A SHARES
      FIM Funding, Inc.               99.61%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02109

      PRIME B SHARES
      FIM Funding, Inc.               99.61%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02109

      LARGE CAP VALUE FUND
      TRUST SHARES
      Fleet National Bank             21.26%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      Fleet National Bank             62.73%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      BISYS BD Services Inc.          5.66%
      Fleet Conversion
      P.O. Box 4054
      Concord, CA  94524

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      LARGE CAP GROWTH FUND
      TRUST SHARES
      Fleet National Bank             15.02%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      Fleet National Bank             74.90%
      Attn:  Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      BISYS BD Services Inc.          5.53%
      Fleet Conversion
      P.O. Box 4054
      Concord, CA  94524

      RETAIL A SHARES
      U.S. Clearing Corp.             7.59%
      FBO 236-91311-11
      C/F Peter J. Peff IRA
      PMB 413
      1151 Aquidneck Avenue
      Middletown, RI  02842-5255

      INTERMEDIATE GOVERNMENT INCOME FUND
      TRUST SHARES
      Gales & Co.                     55.93%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     26.79%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     13.41%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      U.S. Clearing Corp.             5.03%
      FBO 209-90200-14
      Joel S. Corriveau
      28 Louise Avenue
      Methuen, MA  01844-3537

      HIGH QUALITY BOND FUND
      TRUST SHARES
      Gales & Co.                     28.05%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     19.60%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     45.19%
      Fleet Investment Services
      Mutual Funds Unit- NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      PRIME A SHARES
      U.S. Clearing Corp.             16.45%
      FBO 103-30971-12
      Doris G. Schack
      FBO- Doris G. Schack Living Trust
      9161 East Evans
      Scottsdale, AZ  85260-7575

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      U.S. Clearing Corp.             43.83%
      FBO 132-90090-11
      IRA Rollover
      Virginia Holmes
      207 Adams Street
      Ithaca, NY  14850-3514

      U.S. Clearing Corp.             8.01%
      FBO 013-02964-11
      Jane L. Grayhurst
      770 Boylston St., Apt. 10G
      Boston, MA  02199-7709

      US Clearing Corp.               31.59%
      FBO 246-90802-18
      Ratimir Pavesic
      65 East India Row Apt. 26G
      Boston, MA  02110-3388

      PRIME B SHARES
      U.S. Clearing Corp.             12.30%
      FBO 119-97697-10
      Ira Zornberg
      4219 Nautilus Avenue
      Brooklyn, NY  11224-1019

      U.S. Clearing Corp.             11.15%
      FBO 147-24459-13
      Jay Robert Klein
      26800 Amhearst Circle #209
      Cleveland, OH  44122-7572

      U.S. Clearing Corp.             14.41%
      FBO 230-02116-18
      Marjorie Dion
      301 Raimond Street
      Yaphank, NY  11980-9725

      U.S. Clearing Corp.             7.85%
      FBO 157-98031-13
      Patricia Fusco
      112 E. Chapel Avenue
      Cherry Hill, NJ  08034-1204

      U.S. Clearing Corp.             6.51%
      FBO 119-11589-12
      Hilja Schein
      264 East 211 Street, Apt. 2D
      Bronx, NY  10467-1528

      U.S. Clearing Corp.             10.72%
      FBO 131-07457-14
      U/A/D 1/29/99
      Petrella Fam Rev Trust #3
      John Petrella Trustee
      39 Cydot Drive
      North Kingstown, RI  02852-5611

      U.S. Clearing Corp.             10.72%
      FBO 131-07459-12
      U/A/D 1/29/99
      Petrella Fam Rev Trust #2
      John Petrella Trustee
      39 Cydot Drive
      North Kingstown, RI  02852-5611

      U.S. Clearing Corp.             5.81%
      FBO 238-97175-19
      Marie Goftfried
      Rollover IRA Account
      6411 Grand Cypress Circle
      Lake North, FL  33463-7363

SHORT-TERM BOND FUND
      Gales & Co.                     22.83%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      Gales & Co.                     38.30%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     32.51%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      Chelsea Police Relief Assoc.    9.01%
      John R. Phillips Treas. &
      Michael McCona Clerk
      180 Crescent Avenue
      Chelsea, MA  02150-3017

      US Clearing Corp.               5.90%
      FBO 236-92074-16
      Willie M. Moye Sr.
      268 Mount Prospect Avenue
      Newark, NJ  07104-2008

TAX-EXEMPT BOND FUND
      TRUST SHARES
      Gales & Co.                     32.36%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     26.76%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     39.05%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      Sylvia Fendler                  13.36%
      72 Brinkerhoff Avenue
      Stamford, CT  06905

      U.S. Clearing Corp.             5.95%
      FBO 978-02869-11
      Carol Guy
      Ali E. Guy
      14 Thomas Street
      Scarsdale, NY  10583-1031

      U.S. Clearing Corp.             5.28%
      FBO 245-07280-15
      Alan Landman
      Box 2339
      Providence, RI  02906-0339

      FISERV Securities Inc.          5.01%
      FAO 13875955
      Attn: Mutual Funds
      One Commerce Square
      2005 Market Street, Suite 1200
      Philadelphia, PA  19103

      FISERV Securities Inc.          6.55%
      FAO 13878082
      Attn: Mutual Funds
      One Commerce Square
      2005 Market Street, Suite 1200
      Philadelphia, PA  19103

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

INTERMEDIATE TAX-EXEMPT BOND FUND
      TRUST SHARES
      Gales & Co.                     10.91%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     85.01%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL A SHARES
      Richard F. Messing              7.12%
      3310 South Ocean Boulevard
      Apt. 532
      Highland Beach, FL  33487

      Charles Schwab & Co. Inc.         31.61%
      Attn: Mutual Funds
      101 Montgomery Street
      San Francisco, CA  94094-4122

      RETAIL B SHARES
      FIM Funding, Inc.               36.53%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02109

      Fleet Bank NA                   32.94%
      Cust of the IRA
      FBO Michael R. Gaulin
      78 St. Joseph St. Unit 7
      Woonsocket, RI  02895

      U.S. Clearing Corp.             30.53%
      FBO 597-06940-13
      Cenelia Perez
      201 Central Avenue
      Englewood, NJ  07631-2214

CONNECTICUT MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.
      Fleet Investment Services       75.95%
      Mutual Funds Unit -
      NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     23.90%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL A SHARES
      U.S. Clearing Corp.             7.33%
      FBO 134-08973-29
      Marquis Restitution Fund
      Charles D. Gersten Trustee
      216 Main Street
      Hartford, NY  06106-1817

      RETAIL B SHARES
      U.S. Clearing Corp.             6.36%
      FBO 245-06995-13
      Hans Hoffmann & Janice Hoffman
      36 Leeway
      Madison, CT  06443-2823

      U.S. Clearing Corp.             6.18%
      FBO 113-05954-14
      Darlene Kirychuk-Francis
      425 North Main Street
      Wallingford, CT  06492-3210

      U.S. Clearing Corp.             12.35%
      FBO 142-04560-12
      Zivko Blude
      60 Colonial Drive
      Stratford, CT  06614-2226

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      U.S. Clearing Corp.             14.35%
      FBO 142-04599-17
      Anthony Fiorello II & L. Ruth Fiorello
      20 Red Fox Road
      Stratford, CT  06614-2239

      U.S. Clearing Corp.             40.16%
      FBO 142-04600-14
      Richard L. Massey
      261 Pomperaug Woods
      Southbury, CT  06483-3501

CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     5.62%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      Gales & Co.                     20.60%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638

      SEI Trust Company               5.62%
      c/o Webster TR CO
      Attn:  Mutual Fund Administrator
      One Freedom Valley Dr.
      Oaks, PA  19456

      RETAIL A SHARES
      Charles Schwab & Co.            22.96%
      Attn: Mutual Funds
      101 Montgomery Street
      San Francisco, CA  94104-4122

      Kelly F. Shackelford            5.96%
      P.O. Box 672
      New Canaan, CT  06840-0672

      RETAIL B SHARES
      U.S. Clearing Corp.             95.45%
      FBO 221-08330-14
      Cara Pressman
      59 Tilia Court
      Hamilton, NJ  08690-3344

FLORIDA MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     74.00%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     25.10%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

MASSACHUSETTS MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     55.85%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     42.44%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      U.S. Clearing Corp.             73.31%
      FBO 245-09436-14
      Thomas M. Apone
      64 Jacqueline Road #4
      Waltham, MA  02452-4973

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      U.S. Clearing Corp.             7.38%
      FBO 222-00942-19
      Gary P. McGrath & Amy J. McGrath JT/TEN
      9 Baldwin Road
      Westford, MA  01886-2063

      U.S. Clearing Corp.             11.81%
      FBO 222-00960-16
      John W. Carroll & Carole A. Carroll JT/TEN
      14 Ames Street
      Pepperell, MA  01463

MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     76.78%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     22.84%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      U.S. Clearing Corp.             9.82%
      FBO 210-00232-013
      Kathleen McLaughlin
      370 Charles River Road
      Watertown, MA  02472-2738

      U.S. Clearing Corp.             21.37%
      FBO 136-35267-14
      Margaret A. Geraghty
      253 Needham Street
      Dedham, MA  02026-7018

      U.S. Clearing Corp.             7.12%
      FBO 222-00665-14
      Michael Ashmore & Ann M. Evans-
      Ashmore JT/TEN
      345 Sargent Road
      Boxborough, MA  01719-1203

      US Clearing Corp.               19.05%
      FBO 222-00850-19
      Edwin M. Leung & Daphne Y. Chu JT/TEN
      15 Canterbury Lane
      Groton, MA  01450-4242

CORPORATE BOND FUND
      TRUST SHARES
      Gales & Co.                     24.13%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     42.54%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     25.25%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

RHODE ISLAND MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     78.29%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      Gales & Co.                     21.06%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL A SHARES
      Gales & Co.                     33.74%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     16.61%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      James R. McCulloch              5.96%
      c/o Microfibre
      P.O. Box 1208
      Pawtucket, RI  02862-1208

      RETAIL B SHARES
      U.S. Clearing Corp.             35.82%
      FBO 247-00404-17
      Phyllis J. Silverstein
      28 Kennedy Blvd.
      Lincoln, RI  02865-3602

      U.S. Clearing Corp.             10.14%
      FBO 247-00732-10
      Jose A Severino
      22 Set-N-Sun Drive
      Hope, RI  02831-1830

      U.S. Clearing Corp.             10.12%
      FBO 131-08123-16
      Anastasia Tsonos
      12 Nevada Avenue
      Rumford, RI  02916-2407

      U.S. Clearing Corp.             25.36%
      FBO 247-00882-18
      Lillian M. Crepeau
      16 Wagon Road
      Cumberland, RI  02864

      U.S. Clearing Corp.             14.95%
      FBO 131-07752-16
      Dina N. Cote
      20 Taber Avenue
      Providence, RI  02906-4111

NEW YORK MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     63.23%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     31.23%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL B SHARES
      U.S. Clearing Corp.             31.43%
      FBO 978-00592-19
      Michelina Pezzulo
      Joseph Pezzulo
      249 Crescent Place
      Yonkers,  NY 10704-1628

      U.S. Clearing Corp.             41.68%
      FBO 245-01932-10
      Robert A. Miller
      130 Greenwood Street
      Canisteo, NY  14823-1234

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      U.S. Clearing Corp.             8.26%
      FBO 116-02797-15
      Michael F. Mucia
      222 Manitan Road
      Cayuga, NY  13034-4117

NEW JERSEY MUNICIPAL BOND FUND
      TRUST SHARES
      Gales & Co.                     37.08%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     52.19%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      Gales & Co.                     8.44%
      Fleet Investment Services
      Mutual Funds Unit - NY/RO/TO4A
      159 East Main Street
      Rochester, NY  14638-0001

      RETAIL A SHARES
      U.S. Clearing Corp.             15.13%
      FBO 979-10688-11
      John J. Delucca
      314 Ardmore Road
      Ho Ho Kus, NJ  07423-1110

      U.S. Clearing Corp.             9.45%
      FBO 979-14430-14
      John R. Wright & Maria N. Wright
      JTTEN
      706 Princeton Kingston Road
      Princeton, NJ  08540-4124

      RETAIL B SHARES
      FIM Funding, Inc.               14.57%
      Attn: Glen Martin
      150 Federal Street, 4th Floor
      Boston, MA  02110

      U.S. Clearing Corp.             36.40%
      FBO 597-09005-19
      Chaia-Lin Sung Lee & Diana S. Lee
      JT/TEN
      P.O. Box 291
      Tenafly, NJ  07670-0291

      U.S. Clearing Corp.             49.02%
      FBO 597-09212-18
      Antoun Khouri
      T.O.D. Marie Shaleesh
      358 Mountain Road
      Englewood, NJ  07631-3727

PENNSYLVANIA MUNICIPAL BOND FUND
      TRUST SHARES
      Fleet National Bank             45.40%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      Fleet National Bank             36.62%
      Attn: Daniel Berg
      P.O. Box 92800
      Rochester, NY  14692-8900

      Northeast Pennsylvania
      Trust Co.                       6.55%
      William C. Kringe
      Rhoda Lescowitch & Joanne Yachera
      Auth Officers
      31 W. Broad Street
      Hazelton, PA  18201-6407

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      SEI Private Trust Co.           8.13%
      c/o Philadelphia Trust Co.
      Attn: Mutual Fund Administrator
      1 Freedom Valley Dr.
      Oaks, PA  19456

      PRIME RESERVES
      U.S. Clearing Corp.             100.00%
      26 Broadway
      New York, NY  10004-1703

      GOVERNMENT RESERVES
      U.S. Clearing Corp.             100.00%
      26 Broadway
      New York, NY  10004-1703

      TAX-EXEMPT RESERVES
      U.S. Clearing Corp.             100.00%
      26 Broadway
      New York, NY  10004-1703

         As of February 5, 2002, the name, address and percentage ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Trust Shares (Class I Shares of the Institutional Money Market, Institutional Treasury Money Market and Institutional Government Money Market Funds) of each of Galaxy's investment portfolios were as follows:


                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

MONEY MARKET FUND
      Stable Asset Fund
      c/o Norstar Trust Company
      Gales & Co.
      159 East Main
      Rochester, NY 14638             6.37%

GOVERNMENT MONEY MARKET FUND
      AMS Trust Account
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             6.09%

U.S. TREASURY MONEY MARKET FUND
      Loring Walcott Client Sweep Acct
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             19.34%

EQUITY GROWTH FUND
      Fleet Savings Plus-Equity Growth
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             22.45%

      Nusco Retiree Health VEBA Trust
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             6.97%

INTERNATIONAL EQUITY FUND
      Fleet Savings Plus-Intl Equity
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             12.03%

STRATEGIC EQUITY FUND
      Perstorp Retirement Trust
      c/o Fleet Financial Group
      159 East Main
      Rochester, NY 14638             14.69%

HIGH QUALITY BOND FUND
      Fleet Savings Plus Plan -HQ Bond
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             13.58%

ASSET ALLOCATION FUND
      Fleet Savings Plus-Asset Allocation
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             30.67%

SMALL COMPANY EQUITY FUND
      Fleet Savings Plus-Small Company
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             39.13%

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

TAX-EXEMPT BOND FUND
      Nusco Retiree Health VEBA Trust
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             32.05%

CONNECTICUT MUNICIPAL BOND FUND
      Doris C. Bullock Trust Cust.
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             5.38%

MASSACHUSETTS MUNICIPAL BOND FUND
      Jeffrey or Gail Press IMA
      c/o  Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             6.82%

GROWTH & INCOME FUND
     Fleet Savings Plus-Grth Income
     c/o Norstar Trust Co.
     Gales & Co.
     159 East Main
     Rochester, NY 14638              52.09%

SMALL CAP VALUE FUND
      FBF Penison Plan - Misc Assets
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             13.73%

      CVS Inc. 401(K) P/S SCV
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             11.50%

      CVS Inc 401(K) P/S Pln Aggressive
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             5.37%

INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
      Transwitch Cap Focus Acct
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             8.24%

      Susan Morse-Hilles Trust
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             7.80%

      Aeroflex Inc. Cap Focus
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             6.47%

RHODE ISLAND MUNICIPAL BOND FUND
      CP Pritchard TR GST Non-Exempt
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             12.95%

INSTITUTIONAL MONEY MARKET FUND
      NJ Guarantee
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             7.28%

                                      PERCENT
REGISTRATION NAME                     OWNERSHIP
-----------------                     ---------

      Liposome I/M
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY 14638             5.26%

      SSC Investments
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638            5.02%

FLORIDA MUNICIPAL BOND FUND
      Michael C Kent Trust Agency
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638            11.83%

      C Pritchard TR B SH LP Hess
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638            5.75%

      William M. Wood Trust
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638            5.49%

PENNSYLVANIA MUNICIPAL BOND FUND
      Morse, William Sr.
      c/o Norstar Trust Co.
      Gales & Co.
      159 East Main
      Rochester, NY  14638            5.65%

                              FINANCIAL STATEMENTS

         Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2001 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal years ended October 31, 2001, 2000 and 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The information in the Annual Report for the fiscal years ended on or before October 31, 1998 was audited by Galaxy's former auditors.

         The Annual Report to Shareholders with respect to the Predecessor Funds for the fiscal year ended May 31, 2000 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Predecessor Funds included in such Annual Report to Shareholders have been audited by the Predecessor Funds' independent accountants, PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A
                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


         "D" - Securities are in actual or imminent payment default.


LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:


         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             - Positive means that a rating may be raised.
             - Negative means that a rating may be lowered.
             - Stable means that a rating is not likely to change.
             - Developing means a rating may be raised or lowered.
             - N.M. means not meaningful.

MOODY'S

        WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS


         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:


         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                 THE GALAXY FUND

                                    FORM N-1A

PART C.  OTHER INFORMATION

Item 23.  Exhibits

          (a)  (1)  Declaration of Trust dated March 31, 1986.(4)

               (2) Amendment No. 1 to the Declaration of Trust dated as of April 26, 1988.(4)

               (3) Certificate of Classification of Shares pertaining to Class A shares and Class B shares.(4)

               (4) Certificate of Classification of Shares pertaining to Class C shares; Class D shares; and Class E shares.(4)

               (5) Certificate of Classification of Shares pertaining to Class C - Special Series 1 shares and Class D - Special Series 1 shares.(4)

               (6) Certificate of Classification of Shares pertaining to Class F shares; Class G - Series 1 shares; Class G - Series 2 shares; Class H - Series 1 shares; Class H - Series 2 shares; Class I - Series 1 shares; Class I - Series 2 shares; Class J - Series 1 shares; and Class J - Series 2 shares.(4)

               (7) Certificate of Classification of Shares pertaining to Class K - Series 1 shares; Class K - Series 2 shares; Class L - Series 1 shares; Class L - Series 2 shares; Class M - Series 1 shares; Class M - Series 2 shares; Class N - Series 1 shares; Class N - Series 2 shares; Class O - Series 1 shares; and Class O - Series 2 shares.(4)

               (8) Certificate of Classification of Shares pertaining to Class P - Series 1 shares; Class P - Series 2 shares; Class Q - Series 1 shares; Class Q - Series 2 shares; Class R - Series 1 shares; Class R - Series 2 shares; and Class S shares.(4)

               (9) Certificate of Classification of Shares pertaining to Class T - Series 1 shares and Class T - Series 2 shares.(4)

               (10) Certificate of Classification of Shares pertaining to Class
                    U - Series 1 shares and Class U - Series 2 shares; Class V shares; Class W shares; and Class X - Series 1 shares and Class X - Series 2 shares.(7)

               (11) Certificate of Classification of Shares pertaining to Class
                    C - Special Series 2 shares; Class H - Series 3 shares; Class J - Series 3 shares; Class K - Series 3 shares; Class L - Series 3 shares; Class M - Series 3 shares; Class N - Series 3 shares; and Class U - Series 3 shares.(7)

               (l2) Certificate of Classification of Shares pertaining to Class
                    A - Special Series 2 shares.(7)

               (13) Certificate of Classification of Shares pertaining to Class
                    Y - Series 1 shares and Class Y - Series 2 shares; Class Z - Series 1 shares, Class Z - Series 2 shares and Class Z - Series 3 shares; and Class AA - Series 1 shares, Class AA - Series 2 shares and Class AA - Series 3 shares.(7)

               (14) Certificate of Classification of Shares pertaining to Class
                    BB shares; Class CC shares; and Class DD shares.(7)

               (15) Certificate of Classification of Shares pertaining to Class
                    D - Special Series 2 shares; Class G - Series 3 shares; Class I - Series 3 shares; and Class X - Series 3 shares.(7)

               (16) Certificate of Classification of Shares pertaining to Class
                    C - Special Series 3 shares; Class C - Special Series 4 shares; Class D - Special Series 3 shares; Class D - Special Series 4 shares; Class G - Series 4 shares; Class G - Series 5 shares; Class H - Series 4 shares; Class H - Series 5 shares; Class I - Series 4 shares; Class I - Series 5 shares; Class J - Series 4 shares; Class J - Series 5 shares; Class K - Series 4 shares; Class K - Series 5 shares; Class L - Series 4 shares; Class L - Series 5 shares; Class M - Series 4 shares; Class M - Series 5 shares; Class N - Series 4 shares; Class N - Series 5 shares; Class U - Series 4 shares; Class U - Series 5 shares; Class X - Series 4 shares; Class X - Series 5 shares; Class AA - Series 4 shares; and Class AA - Series 5 shares.(7)

               (17) Certificate of Classification of Shares pertaining to Class
                    EE - Series 1 shares and Class EE - Series 2 shares; Class V
                    - Special Series 1 shares; and Class W - Special Series 1 shares.(10)

               (18) Certificate of Classification of Shares pertaining to Class
                    A - Special Series 3 shares; Class F - Special Series 2 shares; Class E - Special Series 2 shares; Class L - Series 6 shares; Class D - Special Series 5 shares; Class J - Series 6 shares; Class R - Series 3 shares; Class N - Series 6 shares; Class U - Series 6 shares; Class H - Series 6 shares; and Class G - Series 6 shares. (11)

               (19) Certificate of Classification of Shares pertaining to Class
                    FF shares; Class GG shares; Class HH - Series 1 shares and Class HH - Series 2 shares; Class II shares; Class JJ - Series 1 shares, Class JJ - Series 2 shares and Class JJ - Series 3 shares; Class KK - Series 1 shares, Class KK - Series 2 shares and Class KK - Series 3 shares; Class LL - Series 1 shares, Class LL - Series 2 shares and Class LL - Series 3 shares; and Class MM - Series 1 shares, Class MM - Series 2 shares and Class MM - Series 3 shares.(12)

               (20) Certificate of Classification of Shares pertaining to Class
                    MM - Series 4 shares.(14)

               (21) Certificate of Classification of Shares pertaining to Class
                    NN-Series 1 shares, Class NN-Series 2 shares, and Class NN-Series 3 shares.(14)

               (22) Certificate of Classification of Shares pertaining to Class
                    NN-Series 4 shares and Class NN- Series 5 shares.(15)

               (23) Certificate of Classification of Shares pertaining to Class
                    OO - Series 1 shares, Class OO - Series 2 shares, Class OO - Series 3 shares, Class OO - Series 4 shares and Class OO - Series 5 shares; Class PP - Series 1 shares, Class PP - Series 2 shares, Class PP - Series 3 shares, Class PP - Series 4 shares and Class PP - Series 5 shares; Class QQ - Series 1 shares, Class QQ - Series 2 shares, Class QQ - Series 3 shares, Class QQ - Series 4 shares and Class QQ - Series 5 shares; Class P- Series 3 shares; Class KK - Series 4 shares; Class Q - Series 3 shares; Class LL - Series 4 shares; Class O - Series 3 shares; Class R - Series 4 shares; and Class JJ - Series 4 shares.(17)

               (24) Certificate of Classification of Shares pertaining to Class
                    Y - Series 3 shares; Class FF - Special Series 1 and Class FF - Special Series 2 shares; Class GG -Special Series 1 shares and Class GG-Special Series 2 shares.(20)

               (25) Certificate of Classification of Shares pertaining to Class
                    RR-Series 1 shares, Class RR - Series 2 shares and Class RR
                    - Series 3 shares; Class SS- Series 1 shares, Class SS - Series 2 shares and Class SS - Series 3 shares; and Class TT
                    - Series 1 shares, Class TT - Series 2 shares and Class TT - Series 3 shares.(22)

          (b)  (1)  Code of Regulations.(4)

               (2) Amendment to the Code of Regulations adopted on December 14, 2000.(21)

               (3) Amendment to the Code of Regulations adopted on March 1, 2001. (21)

          (c) Article V, Section 5.1, and Article VIII, Section 8.1, of Registrant's Declaration of Trust incorporated herein by reference as Exhibit (a)(1), and Amendment No. 1 to Registrant's Declaration of Trust incorporated herein by reference as Exhibit (a)(2).

          (d) (1) Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Money Market, Government, U.S. Treasury, Tax-Exempt, Institutional Government Money Market (formerly Institutional Treasury Money Market), Short-Term Bond, Intermediate Government Income (formerly Intermediate Bond), Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds dated as of May 19, 1994.(2)

               (2) Addendum No. 1 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Growth and Income and Small Cap Value Funds dated as of December 1, 1995.(1)

               (3) Addendum No. 2 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund dated as of March 3, 1998.(5)

               (4) Addendum No. 3 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves dated as of September 18, 1998.(7)

               (5) Addendum No. 4 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II dated as of June 23, 2000.(17)

               (6) Addendum No. 5 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Pan Asia Fund dated as of September 5, 2000.(17)

               (7) Addendum No. 6 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund dated as of August 27, 2001.(23)

               (8) Form of Addendum No. 7 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the New York Municipal Money Market Fund.(10)

               (9) Sub-Advisory Agreement between Fleet Investment Advisors Inc. and Oechsle International Advisors, LLC with respect to the International Equity Fund dated as of October 8, 1998.(7)

               (10) Sub-Advisory Agreement between Fleet Investment Advisors
                    Inc. and UOB Global Capital LLC with respect to the Pan Asia Fund dated as of September 5, 2000.(18)

          (e) (1) Distribution Agreement between the Registrant and PFPC Distributors, Inc dated as of January 2, 2001.(23)

               (2) Amendment No. 1 to Distribution Agreement between the Registrant and PFPC Distributors, Inc. dated May 31, 2001.(23)

               (3) Amendment No. 2 to Distribution Agreement between the Registrant and PFPC Distributors, Inc. with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund dated August 27, 2001.(23)

          (f) The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan and Related Agreement effective as of January 1, 1997.(2)

          (g) (1) Global Custody Agreement between the Registrant and The Chase Manhattan Bank dated as of November 1, 1991.(4)

               (2) Amendment dated as of December 2, 1998 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank.(9)

               (3) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the New Jersey Municipal Bond, MidCap Equity and Strategic Equity Funds.(3)

               (4) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(5)

               (5) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the New York Municipal Money Market Fund.(10)

               (6) Amendment dated as of June 23, 2000 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(17)

               (7) Amendment dated as of September 5, 2000 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Pan Asia Fund.(17)

               (8) Amendment dated as of September 7, 2000 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank.(17)

               (9) Amendment dated as of August 27, 2001 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund.(23)

               (10) Amendment dated as of July 2, 2001 to Global Custody
                    Agreement between the Registrant and The Chase Manhattan Bank.(23)

               (11) Consent to Assignment of Global Custody Agreement between the Registrant, The Chase Manhattan Bank, N.A. and 440 Financial Group of Worcester, Inc. to The Shareholder Services Group, Inc. d/b/a 440 Financial dated March 31, 1995.(10)

          (h) (1) Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) dated as of June 1, 1997.(3)

               (2) Amendment No. 1 dated March 3, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund.(5)

               (3) Amendment No. 2 dated as of March 5, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(6)

               (4) Amendment No. 3 dated as of September 18, 1998 to Administration Agreement between the Registrant and PFPC Inc.

                    (formerly known as First Data Investor Services Group, Inc.) with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves Fund.(7)

               (5) Amendment No. 4 dated as of September 10, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(8)

               (6) Amendment No. 5 dated as of December 1, 1999 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(11)

               (7) Amendment No. 6 dated as of June 23, 2000 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(17)

               (8) Amendment No. 7 dated as of June 26, 2000 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(17)

               (9) Amendment No. 8 dated as of September 5, 2000 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Pan Asia Fund.(18)

               (10) Amendment No. 9 dated as of May 31, 2001 to Administration
                    Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(23)

               (11) Amendment No. 10 dated as of August 27, 2001 to
                    Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund.(23)

               (12) Form of Amendment No. 11 to Administration Agreement between
                    Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New York Municipal Money Market Fund.(10)

               (13) Transfer Agency and Services Agreement between the
                    Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) dated as of June 1, 1997.(3)

               (14) Amendment No. 1 dated as of March 3, 1998 to Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund.(5)

               (15) Amendment No. 2 dated as of March 5, 1998 to Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(6)

               (16) Amendment No. 3 dated as of September 18, 1998 to Transfer
                    Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves Fund.(7)

               (17) Amendment No. 4 dated as of September 10, 1998 to Transfer
                    Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(8)

               (18) Amendment No. 5 dated as of September 9, 1999 to Transfer
                    Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(11)

               (19) Amendment No. 6 dated as of December 2, 1999 to Transfer
                    Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(11)

               (20) Amendment No. 7 dated as of June 23, 2000 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc). with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(17)

               (21) Amendment No. 8 dated as of June 26, 2000 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(17)

               (22) Amendment No. 9 dated as of September 5, 2000 to Transfer
                    Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Pan Asia Fund.(18)

               (23) Amendment No. 10 dated as of May 31, 2001 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(23)

               (24) Amendment No. 11 dated as of August 27, 2001 to Transfer
                    Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund. (23)

               (25) Form of Amendment No. 12 to Transfer Agency and Services
                    Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New York Municipal Money Market Fund.(10)

               (26) Shareholder Services Plan for Trust Shares and Retail A
                    Shares and Related Forms of Servicing Agreements.(22)

               (27) Shareholder Services Plan for BKB Shares and Related Forms
                    of Servicing Agreements.(12)

               (28) Shareholder Services Plan for Class II Shares and Class III
                    Shares and Related Forms of Servicing Agreements.(19)

               (29) Credit Agreement dated as of December 29, 1999 among the
                    Registrant, The Galaxy VIP Fund, Galaxy Fund II, Various Banks, Deutsche Bank Securities Inc. and Deutsche Bank AG, New York Branch.(12)

               (30) Amendment No. 1, dated as of December 27, 2000, to Credit
                    Agreement among the Registrant, The Galaxy VIP Fund, Galaxy Fund II, various banks, Deutsche Bank Securities Inc. and Deutsche Bank AG, New York Branch.(22)

               (31) Amendment No. 2, dated as of March 27, 2001, to Credit
                    Agreement among the Registrant, The Galaxy VIP Fund, Galaxy Fund II, various banks, Deutsche Bank Securities Inc. and Deutsche Bank AG, New York Branch.(22)

               (32) Agreement and Plan of Reorganization dated as of February 4,
                    2000 between the Registrant and Boston 1784 Funds.(15)

               (33) Agreement and Plan of Reorganization dated as of March 9,
                    2001 between the Registrant and The Pillar Funds.(23)

               (34) Letter Agreement dated August 1, 2001 pertaining to the
                    Agreement and Plan of Reorganization between the Registrant and The Pillar Funds.(23)

          (i)  (1)  Opinion and consent of counsel dated September 28, 1999.(9)

               (2)  Opinion and consent of counsel dated December 3, 1999.(10)

               (3)  Opinion and consent of counsel dated February 28, 2000.(13)

               (4)  Opinion and consent of counsel dated May 30, 2000.(15)

               (5)  Opinion and consent of counsel dated May 31, 2000.(16)

               (6)  Opinion and consent of counsel dated February 27, 2001.(20)

               (7)  Opinion and consent of counsel dated May 11 2001.(22)

          (j)  (1)  Consent of Drinker Biddle & Reath LLP.(24)

               (2)  Consent of Day Berry & Howard LLP.(24)

               (3)  Consent of Willkie, Farr & Gallagher.(24)

               (4)  Consent of McGuireWoods LLP.(24)

               (5)  Consent of Ropes & Gray.(24)

               (6)  Consent of Ernst & Young LLP.(24)

               (7)  Consent of PricewaterhouseCoopers LLP.(24)

               (8)  Consent of Arthur Andersen LLP.(24)

          (k)       None.

          (l) (1) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. dated July 24, 1986.(4)

               (2) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. dated October 11, 1990 with respect to the Treasury, Equity Growth, Equity Income, International Equity and High Quality Bond Funds.(4)

               (3) Purchase Agreement between the Registrant and SMA Equities, Inc. dated December 30, 1991 with respect to the Small Company Equity Fund, Short-Term Bond Fund, Tax-Exempt Bond Fund, Asset Allocation Fund, and New York Municipal Bond Fund.(4)

               (4) Purchase Agreement between the Registrant and Allmerica Investments, Inc. dated February 22, 1993 with respect to the Connecticut Municipal Bond, Massachusetts Municipal Bond,

                    Rhode Island Municipal Bond and Institutional Government Money Market (formerly Institutional Treasury Money Market) Funds.(4)

               (5) Purchase Agreement between the Registrant and 440 Financial Distributors, Inc. dated May 19, 1994 with respect to the Corporate Bond Fund.(4)

               (6) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated February 28, 1996 with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market Money, Growth and Income and Small Cap Value Funds.(4)

               (7) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated March 9, 1998 with respect to the New Jersey Municipal Bond Fund.(5)

               (8) Form of Purchase Agreement between the Registrant and First Data Distributors, Inc. with respect to the MidCap Equity Fund.(3)

               (9) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated March 3, 1998 with respect to the Strategic Equity Fund.(5)

               (10) Purchase Agreement between the Registrant and First Data
                    Distributors, Inc. dated September 18, 1998 with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(8)

               (11) Form of Purchase Agreement between the Registrant and
                    Provident Distributors, Inc. with respect to the New York Municipal Money Market Fund.(12)

               (12) Purchase Agreement between the Registrant and Provident
                    Distributors, Inc. dated June 23, 2000 with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(17)

               (13) Purchase Agreement between the Registrant and Provident
                    Distributors, Inc. dated September 5, 2000 with respect to the Pan Asia Fund.(17)

               (14) Purchase Agreement between the Registrant and PFPC
                    Distributors, Inc. with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund.(23)

          (m) (1) Distribution and Services Plan for Retail B Shares and Related Form of Servicing Agreement.(22)

               (2) Distribution and Services Plan for the Prime Reserves, Government Reserves and Tax-Exempt Reserves and Related Form of Servicing Agreement.(5)

               (3)  Distribution Plan for Prime A Shares.(6)

               (4) Distribution and Services Plan for Prime B Shares and Related Form of Servicing Agreement.(6)

               (5) Distribution and Services Plan for Prime Shares of the New York Municipal Money Market Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund and Related Form of Servicing Agreement.(10)

               (6)  Distribution Plan for Retail A Shares of the Pan Asia
                    Fund.(14)

               (7)  Distribution Plan for Retail A Shares.(22)

          (n)       None.

          (o) (1) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System.(23)

          (p)  (1)  Code of Ethics - Registrant.(15)

               (2)  Code of Ethics - Fleet Investment Advisors, Inc.(14)

               (3)  Code of Ethics - Oechsle International Advisors, LLC.(15)

               (4)  Code of Ethics - UOB Global Capital LLC.(15)

--------------

(1) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-4806 and 811-4636) as filed with the Commission on March 4, 1996.

(2) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 30, 1996.

(3) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 15, 1997.

(4) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 27, 1998.

(5) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on June 30, 1998.

(6) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on September 11, 1998.

(7) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 30, 1998.

(8) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 26, 1999.

(9) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on September 28, 1999.

(10) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 3, 1999.

(11) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 29, 1999.

(12) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 23, 2000.

(13) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 28, 2000.

(14) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on April 17, 2000.

(15) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on May 31, 2000.

(16) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on June 1, 2000.

(17) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on September 29, 2000.

(18) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 1, 2000.

(19) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 29, 2000.

(20) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 28, 2001.

(21) Filed electronically as an Exhibit and incorporated herein by reference to the Registrant's Registration Statement on Form N-14 as filed with the SEC on April 2, 2001.

(22) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on May 18, 2001.

(23) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on November 28, 2001.

(24) Filed herewith.

Item 24.  Persons Controlled By or Under Common Control with Registrant

          Registrant is controlled by its Board of Trustees.

Item 25.  Indemnification

     Indemnification of the Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in Section
1.18 of the Distribution Agreement filed herewith as Exhibit (e)(1), in Section 12 of the Global Custody Agreement incorporated herein by reference as Exhibit
(g)(1) and in Article 10 of the Transfer Agency and Services Agreement incorporated herein by reference as Exhibit (h)(13). The Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust dated March 31, 1986, incorporated herein by reference as Exhibit (a)(1), provides as follows:

          9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

               The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

               Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  (a)  Business and Other Connections of Investment Adviser

               Fleet Investment Advisors Inc. ("Fleet") is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). The list required by this Item 26 of officers and directors of Fleet, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Fleet pursuant to the Advisers Act (SEC File No. 801-20312).

          (b)  Business and Other Connections of Sub-Adviser

               Oechsle International Advisors, LLC ("Oechsle") is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

               The list required by this Item 26 of the officers of Oechsle, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Oechsle pursuant to the Advisers Act (SEC File No. 801-28111).

          (c)  Business and Other Connections of Sub-Adviser

               UOB Global Capital LLC ("UOB") is an investment adviser registered under the Advisers Act.

               The list required by this Item 26 of the officers of UOB, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by UOB pursuant to the Advisers Act (SEC File No. 801-56090).

Item 27.  Principal Underwriter

          (a) In addition to The Galaxy Fund, PFPC Distributors, Inc. (the "Distributor") currently acts as distributor for The Galaxy VIP Fund, Galaxy Fund II, AB Funds Trust, AFBA 5 Star Funds, Inc., Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Special Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia U.S. Government Securities Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc., Deutsche Asset Management VIT Funds, Forward Funds, Inc., GAMNA Series Funds, Inc., Harris Insight Funds Trust, Hillview Investment Trust II, International Dollar Reserve Fund I, Ltd., Kalmar Pooled Investment Trust, LKCM Funds, Matthews International Funds, Metropolitan West Funds, New Covenant Funds, Pictet Funds, The RBB Fund, Inc., RS Investment Trust, Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., The Stratton Funds, Inc., Tomorrow Funds Retirement Trust, Trainer, Wortham First Mutual Funds, Undiscovered Managers Funds, Weiss, Peck & Greer Funds Trust, Weiss, Peck & Greer International Fund, Whitehall Funds Trust, Wilshire Target Funds, Inc., WPG Large Cap Growth Fund, WPG Tudor Fund, WT Investment Trust, The BlackRock Funds, Inc. and BlackRock

               Provident Institutional Funds (distributed by BlackRock Distributors, Inc., a wholly-owned subsidiary of the Distributor), Northern Funds Trust and Northern Institutional Funds Trust (distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of the Distributor), The Offit Investment Fund, Inc. and The Offit Variable Insurance Fund, Inc. (distributed by Offit Funds Distributor, Inc., a wholly-owned subsidiary of the Distributor), ABN AMRO Funds (distributed by ABN AMRO Distribution Services (USA), Inc., a wholly-owned subsidiary of the Distributor).

          (b) The information required by this Item 27 (b) with respect to each director, officer, or partner of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended (File No. 8-45467).

          (c) The Distributor receives no compensation from the Registrant for distribution of its shares other than payments for distribution assistance pursuant to Registrant's Distribution Plan for Retail A Shares (Large Cap Value, Large Cap Growth and Pennsylvania Municipal Bond Fund only), Distribution Plan for Retail A Shares (Pan Asia Fund only), Distribution and Services Plan for Retail B Shares, Distribution and Services Plan for the Prime Reserves, Government Reserves and Tax-Exempt Reserves, Distribution and Services Plan for Prime Shares (New York Municipal Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds only), Distribution Plan for Prime A Shares and Distribution and Services Plan for Prime B Shares.

Item 28.       Location of Accounts and Records

               (1) Fleet Investment Advisors Inc., 100 Federal Street, Boston, Massachusetts 02109 (records relating to its functions as investment adviser to all of the Registrant's Funds).

               (2) Oechsle International Advisors, LLC, One International
                    Place, Boston, Massachusetts 02210 (records relating to its functions as sub-investment adviser to the International Equity Fund).

               (3) UOB Global Capital LLC, 592 Fifth Avenue, Suite 602, New York, NY 10036 and UOB Plaza 2, 80 Raffles Place, #03-00, Singapore 048624 (records relating to its functions as sub-investment adviser to the Pan Asia Fund).

               (4) PFPC Distributors Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as distributor).

               (5) PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), 53 State Street, Mail Stop BOS 425, Boston, MA 02109 (records relating to its functions as administrator).

               (6) PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), 4400 Computer Drive, Westborough, MA 01581-5108 (records relating to its functions as transfer agent).

               (7) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).

               (8) The Chase Manhattan Bank, 1211 Avenue of the Americas, New York, New York 10036 (records relating to its functions as custodian).

Item 29.  Management Services

               Inapplicable.

Item 30.  Undertakings

               None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 57 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Bonita Springs, Florida, on the 28th day of February, 2002.

                                                    THE GALAXY FUND

                                                    Registrant

                                                    /s/ John T. O'Neill
                                                    -------------------
                                                    John T. O'Neill
                                                    President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 57 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                         Title                    Date
---------                         -----                    ----

/s/ John T. O'Neill               Trustee, President       February 28, 2002
------------------------          and Treasurer
John T. O'Neill

*Dwight E. Vicks, Jr.             Chairman of the Board    February 28, 2002
------------------------          of Trustees
Dwight E. Vicks, Jr.

*Louis DeThomasis                 Trustee                  February 28, 2002
------------------------
Louis DeThomasis

*Kenneth A. Froot                 Trustee                  February 28, 2002
------------------------
Kenneth A. Froot

*James M. Seed                    Trustee                  February 28, 2002
------------------------
James M. Seed

*By: /s/ John T. O'Neill
    --------------------
      John T. O'Neill
      Attorney-In-Fact

                                 THE GALAXY FUND

                            CERTIFICATE OF SECRETARY

         The following resolutions were duly adopted by the Board of Trustees of Galaxy Funds on December 6, 2001 and remain in effect on the date hereof:

         RESOLVED, that in accordance with the resolutions previously adopted by this Board, the officers of Galaxy be, and each of them hereby is, authorized in the name and on behalf of Galaxy to execute and cause to be filed with the Securities and Exchange Commission one or more Post-Effective Amendments to Galaxy's Registration Statement on Form N-1A in such form as the officer or officers executing the same may, with the advice of counsel to Galaxy, approve as necessary or desirable, such approval to be conclusively evidenced by his, her or their execution thereof;

         FURTHER RESOLVED, that W. Bruce McConnel be, and hereby is, redesignated to act on behalf of Galaxy as its agent for service of process for matters relating to said Registration Statement with the powers enumerated in Rule 478 of the Rules and Regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended;

         FURTHER RESOLVED, that the officers of Galaxy be, and each of them hereby is, authorized to execute and file all such instruments and documents, make all such payments and do all such other acts as they may deem necessary or desirable and appropriate in order to effect the filing of said Post-Effective Amendments to said Registration Statement and to cause the same to become effective; and

         FURTHER RESOLVED, that the trustees and officers of Galaxy who may be required to execute any amendments to Galaxy's Registration Statement be, and each of them hereby is, authorized to execute a power of attorney appointing John T. O'Neill and W. Bruce McConnel, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as trustee or officer, or both, of Galaxy any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and to do in the name and on behalf of said trustees and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said officers or trustees, or any or all of them, might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.

                                                THE GALAXY FUND

                                                By: /s/ W. Bruce McConnel
                                                    ---------------------
                                                    W. Bruce McConnel
                                                    Secretary

Dated: February 28, 2002

                                 THE GALAXY FUND

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  December 4, 1996                         /s/ Dwight E. Vicks, Jr.
                                                 ------------------------
                                                 Dwight E. Vicks, Jr.

                                 THE GALAXY FUND

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  December 5, 1996                     /S/ Brother Louis DeThomasis
                                             ----------------------------
                                             Brother Louis DeThomasis

                                 THE GALAXY FUND

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  December 5, 1996                            /s/ James M. Seed
                                                    -----------------
                                                    James M. Seed

                                 THE GALAXY FUND

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  December 15, 2000                          /s/ Kenneth A. Froot
                                                   --------------------
                                                   Kenneth A. Froot

                                  EXHIBIT INDEX


EXHIBIT       DOCUMENT

(j)(1)        Consent of Drinker Biddle & Reath LLP

(j)(2)        Consent of Day Berry & Howard LLP

(j)(3)        Consent of Willkie, Farr & Gallagher

(j)(4)        Consent of McGuireWoods LLP

(j)(5)        Consent of Ropes & Gray

(j)(6)        Consent of Ernst & Young LLP

(j)(7)        Consent of PricewaterhouseCoopers LLP

(j)(8)        Consent of Arthur Andersen LLP